UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07803
Name of Registrant:	Vanguard Scottsdale Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: August 31
Date of reporting period: September 1, 2017 – August 31, 2018
Item 1: Reports to Shareholders

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Advisors’ Report.	5
Fund Profile.	9
Performance Summary.	10
Financial Statements.	12
Your Fund’s After-Tax Returns.	26
About Your Fund’s Expenses.	27
Glossary.	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• Amid a strong labor market and improving corporate profits, Vanguard Explorer Value Fund returned more than 22% for the 12 months ended August 31, 2018. The fund finished ahead of its benchmark, the Russell 2500 Value Index, and the average return of its peer small-capitalization value funds.

• Small-cap stocks outperformed their mid- and large-cap counterparts for the period, and growth stocks fared better than value stocks. All of the fund’s industry sectors recorded gains, seven of them in double digits.

• Based on relative performance, information technology, industrials, and real estate were the fund’s strongest sectors. Financials and materials detracted most from fund performance.

• Since its inception in 2010, the fund has posted an average annual return of more than 13%, outperforming both its benchmark and the average return of its peer funds.

Total Returns: Fiscal Year Ended August 31, 2018
Total
Returns
Vanguard Explorer Value Fund	22.10%
Russell 2500 Value Index	17.43
Small-Cap Value Funds Average	19.05
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Inception Through August 31, 2018
Average
Annual Return
Explorer Value Fund (Returns since inception: 3/30/2010)	13.38%
Russell 2500 Value Index	12.09
Small-Cap Value Funds Average	11.24
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Explorer Value Fund	0.55%	1.30%

The fund expense ratio shown is from the prospectus dated December 21, 2017, and represents estimated costs for the current fiscal year.
For the fiscal year ended August 31, 2018, the fund’s expense ratio was 0.56%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Small-Cap Value Funds.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

3

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
September 13, 2018

Market Barometer
	Average Annual Total Returns
	Periods Ended August 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	19.82%	15.84%	14.36%
Russell 2000 Index (Small-caps)	25.45	16.11	13.00
Russell 3000 Index (Broad U.S. market)	20.25	15.86	14.25
FTSE All-World ex US Index (International)	3.51	8.31	5.82

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.05%	1.76%	2.49%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.49	2.71	4.12
FTSE Three-Month U. S. Treasury Bill Index	1.49	0.74	0.44

CPI
Consumer Price Index	2.70%	1.90%	1.52%

4

Advisors’ Report

For the fiscal year ended August 31, 2018, Vanguard Explorer Value Fund returned 22.10%, ahead of its benchmark, the Russell 2500 Value Index, and the average return of its small-capitalization value peers. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the 12 months and of how their portfolio positioning reflects this assessment. (Please note that the Frontier discussion refers to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on September 21, 2018.

Vanguard Explorer Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Frontier Capital Management	48	370	The advisor selects stocks by identifying
Co., LLC			companies it believes are underpriced relative
			to their long-term value. These companies are
			generally inexpensive and have low
			price-to-book and price-to-earnings ratios.
Cardinal Capital Management,	48	367	The advisor seeks stocks that are able to
L.L.C.			generate excess cash flow and reinvest the
			cash to increase shareholder value.
Cash Investments	4	31	These short-term reserves are invested by
			Vanguard in equity index products to simulate
			investment in stocks. Each advisor may also
			maintain a modest cash position.

5

Frontier Capital Management Co., LLC

Portfolio Managers:

Thomas W. Duncan, Jr.,
Executive Vice President

William A. Teichner, CFA,
Executive Vice President

Strong stock selection, which more than offset slightly negative sector selection, boosted returns for our portfolio during the 12-month period ended August 31, 2018. Returns relative to the benchmark were driven by holdings in consumer discretionary, technology, and energy.

The portfolio’s ten biggest contributors added, on average, approximately 105 basis points each to absolute performance. (A basis point is one one-hundredth of a percentage point.) These stocks were spread over six sectors and represented three consumer discretionary firms, two holdings each from financial services and producer durables, and one position each from energy, health care, and technology. The consumer discretionary stocks were a clothing retailer, an entry-level home builder, and a provider of online education.

The top contributor was Boot Barn, a retailer with more than 230 stores in 31 states that focuses on Western and work-related footwear and apparel. The stock added approximately 150 basis points to performance. Boot Barn met or exceeded consensus revenue and earnings expectations in each quarter during the period. Store openings, along with sales growth from existing stores and the firm’s e-commerce sites, drove overall revenues. The company was also helped by improved market conditions in Texas and other oil- and gas-producing states where it sells work boots and apparel. Operating profitability expanded from improved merchandise margins and the leveraging of the firm’s fixed expenses. In August, management raised its earnings outlook for the company’s fiscal year ending March 2019.

The portfolio’s ten largest detractors trimmed, on average, approximately 20 basis points each from performance. These stocks were spread over six sectors and represented three technology companies, two holdings each from financial services and producer durables, and one position each from health care, materials and processing, and consumer discretionary. The technology companies were a firm that delivers internet connectivity to airline passengers, a manufacturer of equipment used to produce semiconductors,

6

and a provider of outsourced manufacturing services used to make a wide variety of products, such as smartphones, wearable electronics, and medical devices.

The largest detractor was Lannett, a marketer of generic pharmaceuticals. The stock hindered performance by approximately 40 basis points despite the company’s reporting better-than-expected earnings during the period we owned the stock. The shares declined after Lannett lost a major contract to market Levothyroxine sodium tablets, which are widely used to treat thyroid hormone deficiency. This was Lannett’s top-selling drug, accounting for 37% of total company sales in fiscal 2018. We sold the stock given our concerns about the company’s significantly reduced expected profitability without this drug.

On a positive note, the drug’s manufacturer chose Amneal Pharmaceuticals, another holding of ours, to market the drug under a ten-year agreement.

During the period, we bought eight new stocks and exited 14 positions. The purchases were spread across seven sectors; the sales were across six. The net effect was an increase in energy and a reduction in technology, financial services, materials and processing, consumer discretionary, health care, and producer durables. As is usual for the portfolio, the changes were related to company-specific reasons rather than sector positioning.

Cardinal Capital Management, L.L.C.

Portfolio Managers:

Eugene Fox III, Managing Partner

Robert B. Kirkpatrick, CFA,
Managing Partner

Rachel D. Matthews, Partner

Robert Fields, Partner

During the 12-month period ended August 31, 2018, investor behavior was generally consistent with an optimistic view of the U.S. economy, primarily in response to the passage of the Tax Cut and Jobs Act. Small-cap stocks were in favor as investors sought to reduce risk from the Trump administration’s imposition of tariffs on imported goods, which tend to affect larger companies that have more operations outside the United States.

Investments in the information technology, industrial, and health care sectors contributed most to Cardinal’s relative performance during the period. In the information technology sector, shares of IAC/InterActiveCorp rose on strong results and price appreciation from the company’s publicly traded subsidiaries, Match Group and ANGI Homeservices. In industrials, shares of KAR Auction Services benefited from solid results and the company’s unexpected decision to spin off its very attractive salvage auction business.

7

In the health care sector, shares of Ligand Pharmaceuticals rose on strong results as its high-margin royalty revenues continued to ramp up with increasing sales of key licensed products. Management also raised fiscal year 2018 guidance materially after a licensee of Ligand’s OmniAb products prepaid $47 million in milestone payments to restructure its agreement.

The primary detractors from relative performance were Cardinal’s investments in the materials and energy sectors.

Cardinal’s near-term outlook for equities is cautious as valuations are full, the economic cycle is extended, monetary policy is tightening, and the imposition of tariffs could slow the economy and boost inflation. Nonetheless, the U.S. economy is growing at a solid pace and the U.S. corporate tax cut’s benefit is only beginning to be felt.

The prospects for domestic small-cap stocks appear better than for large-caps as the stronger U.S. dollar is less of a headwind for small-caps and the impact of tariffs is less consequential. However, if trade issues are favorably resolved or if the U.S. economy starts to slow, small-cap stocks would likely underperform. In an environment of heightened uncertainty, Cardinal continues to prefer stocks for which investment success is based on company-specific prospects and depends less on the macroeconomic outlook.

The strong mergers and acquisitions market, increased share repurchases from repatriated cash, and the lower corporate tax rate all support equity valuations. Private equity and activist funds continue to unlock value by improving operational performance, divesting noncore assets, and selling companies. These activities have been, and should remain, a source of alpha in the portfolio. Cardinal is optimistic that portfolio companies will continue to redeploy free cash flow through share repurchases, dividends, and opportunistic acquisitions, which should bode well for future value creation.

8

Explorer Value Fund

Fund Profile
As of August 31, 2018

Portfolio Characteristics
		Russell	DJ
		2500	U.S. Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	111	1,708	3,745
Median Market Cap	$3.5B	$4.5B	$71.0B
Price/Earnings Ratio	16.4x	16.7x	21.0x
Price/Book Ratio	2.0x	1.7x	3.1x
Return on Equity	8.4%	8.3%	15.0%
Earnings Growth
Rate	10.6%	5.6%	8.4%
Dividend Yield	1.6%	2.0%	1.7%
Foreign Holdings	1.4%	0%	0%
Turnover Rate	31%	—	—
Ticker Symbol	VEVFX	—	—
Expense Ratio[1]	0.55%	—	—
30-Day SEC Yield	1.18%	—	—
Short-Term Reserves	3.8%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		2500	U.S. Total
		Value	Market
	Fund	Index	FA Index
Consumer Discretionary	9.7%	10.8%	13.1%
Consumer Staples	3.9	3.3	6.0
Energy	6.1	6.9	5.6
Financials	21.3	22.9	14.2
Health Care	4.3	5.4	14.3
Industrials	17.7	13.8	10.3
Information Technology	15.3	9.4	25.3
Materials	9.4	6.1	2.9
Real Estate	9.5	15.0	3.7
Telecommunication
Services	0.0	0.4	1.8
Utilities	2.8	6.0	2.8

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
	Russell	DJ
	2500	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.94	0.69
Beta	1.00	1.03
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
IAC/InterActiveCorp	Internet Software &
	Services	2.7%
KAR Auction Services	Diversified Support
Inc.	Services	2.6
PacWest Bancorp	Regional Banks	2.4
Genesee & Wyoming
Inc.	Railroads	1.9
FMC Corp.	Fertilizers &
	Agricultural
	Chemicals	1.9
ACI Worldwide Inc.	Application Software	1.8
Six Flags Entertainment
Corp.	Leisure Facilities	1.7
Columbia Banking
System Inc.	Regional Banks	1.6
Silicon Motion
Technology Corp.	Semiconductors	1.4
Argo Group International Property & Casualty
Holdings Ltd.	Insurance	1.4
Top Ten		19.4%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated December 21, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratio was 0.56%.

9

Explorer Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: March 30, 2010, Through August 31, 2018
Initial Investment of $10,000

			Average Annual Total Returns
			Periods Ended August 31, 2018
				Since	Final Value
		One	Five	Inception of a $10,000
		Year	Years	(3/30/2010)	Investment
	Explorer Value Fund	22.10%	12.10%	13.38%	$28,792
• • • • • • • •	Russell 2500 Value Index	17.43	11.44	12.09	26,141
– – – –	Small-Cap Value Funds Average	19.05	10.46	11.24	24,526
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	20.26	14.21	13.69	29,465
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

10

Explorer Value Fund

Fiscal-Year Total Returns (%): March 30, 2010, Through August 31, 2018

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Explorer Value Fund	3/30/2010	15.51%	11.52%	12.94%

11

Explorer Value Fund

Financial Statements

Statement of Net Assets
As of August 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (92.2%)[1]
Consumer Discretionary (8.9%)
	Six Flags Entertainment
	Corp.	187,739	12,682
*	Career Education Corp.	555,408	8,859
*	Modine Manufacturing
	Co.	400,560	6,749
*	Boot Barn Holdings Inc.	209,882	6,282
	Lithia Motors Inc.
	Class A	72,346	6,251
*,^	LGI Homes Inc.	92,587	5,333
	Wendy’s Co.	273,386	4,825
*	Vista Outdoor Inc.	246,435	4,552
	Cooper Tire & Rubber
	Co.	100,898	2,911
*	Del Taco Restaurants
	Inc.	218,043	2,819
	Nexstar Media Group
	Inc. Class A	32,586	2,672
*,^	Lands’ End Inc.	100,144	2,574
	Libbey Inc.	211,949	2,083
			68,592
Consumer Staples (3.6%)
	Pinnacle Foods Inc.	151,133	10,038
	Spectrum Brands
	Holdings Inc.	99,795	8,667
*	Hostess Brands Inc.
	Class A	573,679	6,746
*	Central Garden & Pet
	Co. Class A	53,606	1,948
			27,399
Energy (5.7%)
*	Parsley Energy Inc.
	Class A	321,868	8,938
	SM Energy Co.	194,170	5,842
*	Carrizo Oil & Gas Inc.	195,211	4,728
*	PDC Energy Inc.	89,371	4,709

*	Callon Petroleum Co.	381,754	4,314
*	Centennial Resource
	Development Inc.
	Class A	214,794	4,139
*	QEP Resources Inc.	349,208	3,482
*	International Seaways
	Inc.	98,300	2,017
	Viper Energy Partners
	LP	47,520	1,849
*	WPX Energy Inc.	96,205	1,835
*	Apergy Corp.	35,335	1,598
			43,451
Financials (19.6%)
	PacWest Bancorp	365,229	18,440
	Columbia Banking
	System Inc.	282,622	11,941
	Argo Group International
	Holdings Ltd.	170,023	10,830
	Popular Inc.	207,029	10,422
	BGC Partners Inc.
	Class A	814,547	10,117
*	First BanCorp	1,087,451	9,515
	Starwood Property
	Trust Inc.	410,464	9,043
	First Horizon National
	Corp.	471,445	8,684
	Flushing Financial Corp.	294,467	7,633
	Washington Federal Inc.	221,507	7,553
	South State Corp.	82,412	6,795
	Renasant Corp.	143,844	6,716
	Affiliated Managers
	Group Inc.	39,626	5,789
	First Merchants Corp.	114,412	5,505
	James River Group
	Holdings Ltd.	127,821	5,234
*	Bancorp Inc.	465,227	4,666
	MB Financial Inc.	93,178	4,515

12

Explorer Value Fund

			Market
			Value•
		Shares	($000)
*	Texas Capital
	Bancshares Inc.	45,530	4,048
	WSFS Financial Corp.	47,581	2,322
	Aspen Insurance
	Holdings Ltd.	23,760	978
			150,746
Health Care (4.0%)
*	Ligand
	Pharmaceuticals Inc.	35,615	9,249
*	Syneos Health Inc.	148,251	7,390
*	Myriad Genetics Inc.	141,532	7,047
*	Amneal
	Pharmaceuticals Inc.	176,546	4,078
*	Diplomat Pharmacy Inc.	131,415	2,715
			30,479
Industrials (16.3%)
	KAR Auction Services
	Inc.	313,111	19,629
*	Genesee & Wyoming
	Inc. Class A	168,767	14,833
*	Teledyne Technologies
	Inc.	41,686	9,890
*	Wesco Aircraft
	Holdings Inc.	603,228	7,329
	Trinity Industries Inc.	177,266	6,353
*	Beacon Roofing
	Supply Inc.	170,740	6,331
*	BMC Stock Holdings
	Inc.	242,735	5,462
	Kaman Corp.	83,677	5,457
	Actuant Corp. Class A	179,851	5,297
	Interface Inc. Class A	221,571	5,218
	HNI Corp.	117,511	5,182
	BWX Technologies Inc.	80,862	4,958
	EnerSys	58,625	4,865
	Encore Wire Corp.	91,809	4,613
*	MRC Global Inc.	212,411	4,378
*	Saia Inc.	49,762	3,944
*	WESCO International
	Inc.	59,814	3,658
^	Altra Industrial Motion
	Corp.	86,864	3,392
	Briggs & Stratton Corp.	123,055	2,481
*	DXP Enterprises Inc.	39,735	1,823
	Steelcase Inc. Class A	32,299	472
			125,565
Information Technology (14.1%)
*	IAC/InterActiveCorp	105,596	20,823
*	ACI Worldwide Inc.	475,986	13,523
	Silicon Motion
	Technology Corp. ADR	187,244	11,029
*	Conduent Inc.	455,352	10,555
*	Fabrinet	145,992	6,989

	Cypress Semiconductor
	Corp.	404,579	6,963
*	Virtusa Corp.	114,747	6,685
*	Insight Enterprises Inc.	108,549	5,985
*	Semtech Corp.	97,945	5,852
	Jabil Inc.	179,319	5,301
*	Integrated Device
	Technology Inc.	122,045	5,186
	j2 Global Inc.	57,121	4,716
*	Itron Inc.	36,538	2,426
*	Infinera Corp.	264,652	2,369
			108,402
Materials (8.6%)
	FMC Corp.	173,322	14,810
	Silgan Holdings Inc.	315,552	8,599
*	Kraton Corp.	173,018	8,137
	Valvoline Inc.	364,569	7,846
	Ashland Global
	Holdings Inc.	76,641	6,453
*	Allegheny
	Technologies Inc.	222,097	6,003
	Carpenter Technology
	Corp.	93,960	5,607
	Innophos Holdings Inc.	81,554	3,565
	Bemis Co. Inc.	64,020	3,155
	Eagle Materials Inc.	23,905	2,207
			66,382
Real Estate (8.8%)
	Medical Properties
	Trust Inc.	671,807	10,111
	Gaming and Leisure
	Properties Inc.	261,664	9,365
	Sunstone Hotel
	Investors Inc.	475,807	7,984
	STAG Industrial Inc.	233,056	6,728
	Corporate Office
	Properties Trust	218,184	6,716
*	Howard Hughes Corp.	47,926	6,248
	Cousins Properties Inc.	660,958	6,180
	Mack-Cali Realty Corp.	280,497	6,126
	Invitation Homes Inc.	201,988	4,720
	National Retail
	Properties Inc.	66,867	3,082
			67,260
Utilities (2.6%)
	Portland General
	Electric Co.	180,576	8,379
	MDU Resources
	Group Inc.	209,848	5,853
	Unitil Corp.	110,216	5,571
			19,803
Total Common Stocks
(Cost $542,216)			708,079

13

Explorer Value Fund

Market
Value•
Shares	($000)
Temporary Cash Investments (8.0%)[1]
Money Market Fund (7.8%)
[2,3] Vanguard Market
Liquidity Fund, 2.153% 598,712	59,883

Face
Amount
($000)
U. S. Government and Agency Obligations (0.2%)
4 United States
Treasury Bill,
2.034%–2.078%, 11/15/18 1,600	1,594
Total Temporary Cash Investments
(Cost $61,461)	61,477
Total Investments (100.2%)
(Cost $603,677)	769,556
Other Assets and Liabilities (-0.2%)
Other Assets	7,499
Liabilities [3]	(9,173)
(1,674)
Net Assets (100%)
Applicable to 18,947,964 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	767,882
Net Asset Value Per Share	$40.53

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	709,673
Affiliated Issuers	59,883
Total Investments in Securities	769,556
Investment in Vanguard	38
Receivables for Investment
Securities Sold	4,535
Receivables for Accrued Income	867
Receivables for Capital Shares Issued	1,967
Variation Margin Receivable—
Futures Contracts	92
Total Assets	777,055
Liabilities
Payables for Investment
Securities Purchased	4,940
Collateral for Securities on Loan	2,844
Payables to Investment Advisor	606
Payables for Capital Shares
Redeemed	398
Payables to Vanguard	384
Other Liabilities	1
Total Liabilities	9,173
Net Assets	767,882

14

Explorer Value Fund

At August 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	561,490
Undistributed Net Investment Income	2,833
Accumulated Net Realized Gains	36,651
Unrealized Appreciation (Depreciation)
Investment Securities	165,879
Futures Contracts	1,029
Net Assets	767,882

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $2,757,000.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 96.0% and 4.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
3 Includes $2,844,000 of collateral received for securities
on loan.
4 Securities with a value of $1,344,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	September 2018	338	29,416	1,029

See accompanying Notes, which are an integral part of the Financial Statements.

15

Explorer Value Fund

Statement of Operations

Year Ended
August31,2018
($000)
Investment Income
Income
Dividends	9,569
Interest[1]	827
Securities Lending—Net	91
Total Income	10,487
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,198
Performance Adjustment	179
The Vanguard Group—Note C
Management and Administrative	1,310
Marketing and Distribution	137
Custodian Fees	19
Auditing Fees	45
Shareholders’ Reports and Proxy	20
Trustees’ Fees and Expenses	1
Total Expenses	3,909
Net Investment Income	6,578
Realized Net Gain (Loss)
Investment Securities Sold[1]	40,521
Futures Contracts	3,898
Realized Net Gain (Loss)	44,419
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	84,486
Futures Contracts	1,148
Change in Unrealized Appreciation (Depreciation)	85,634
Net Increase (Decrease) in Net Assets Resulting from Operations	136,631

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $801,000, ($5,000), and $8,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Explorer Value Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,578	5,213
Realized Net Gain (Loss)	44,419	17,669
Change in Unrealized Appreciation (Depreciation)	85,634	27,148
Net Increase (Decrease) in Net Assets Resulting from Operations	136,631	50,030
Distributions
Net Investment Income	(5,243)	(4,203)
Realized Capital Gain[1]	(20,022)	(6,166)
Total Distributions	(25,265)	(10,369)
Capital Share Transactions
Issued	149,222	295,734
Issued in Lieu of Cash Distributions	24,128	9,836
Redeemed	(123,774)	(115,593)
Net Increase (Decrease) from Capital Share Transactions	49,576	189,977
Total Increase (Decrease)	160,942	229,638
Net Assets
Beginning of Period	606,940	377,302
End of Period[2]	767,882	606,940

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $7,489,000 and $345,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,833,000 and $1,859,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Explorer Value Fund

Financial Highlights

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$34.45	$31.55	$30.09	$32.97	$29.39
Investment Operations
Net Investment Income	. 355[1]	.329[1]	.293	.259	.251
Net Realized and Unrealized Gain (Loss)
on Investments	7.112	3.331	2.964	(1.284)	5.539
Total from Investment Operations	7.467	3.660	3.257	(1.025)	5.790
Distributions
Dividends from Net Investment Income	(. 288)	(. 308)	(. 237)	(. 272)	(.168)
Distributions from Realized Capital Gains	(1.099)	(.452)	(1.560)	(1.583)	(2.042)
Total Distributions	(1.387)	(.760)	(1.797)	(1.855)	(2.210)
Net Asset Value, End of Period	$40.53	$34.45	$31.55	$30.09	$32.97

Total Return[2]	22.10%	11.64%	11.41%	-3.12%	20.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$768	$607	$377	$291	$323
Ratio of Total Expenses to Average Net Assets[3]	0.56%	0.55%	0.57%	0.56%	0.57%
Ratio of Net Investment Income to
Average Net Assets	0.95%	0.98%	1.03%	0.78%	0.83%
Portfolio Turnover Rate	31%	33%	61%	35%	36%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.03%, (0.01%), (0.01%), (0.02%), and (0.02%).

See accompanying Notes, which are an integral part of the Financial Statements.

18

Explorer Value Fund

Notes to Financial Statements

Vanguard Explorer Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2018, the fund’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

19

Explorer Value Fund

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firms Frontier Capital Management Co., LLC, and Cardinal Capital Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Frontier Capital Management Co., LLC, is subject to quarterly adjustments based on performance relative to the Russell 2000 Value Index for the preceding three years. The basic fee of Cardinal Capital Management, L.L.C., is subject to quarterly adjustments based on performance relative to the Russell 3000 Value Custom Index for the preceding three years.

20

Explorer Value Fund

Vanguard manages the cash reserves of the fund as described below.

For the year ended August 31, 2018, the aggregate investment advisory fee represented an effective annual basic rate of 0.32% of the fund’s average net assets, before an increase of $179,000 (0.03%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $38,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted
on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	708,079	—	—
Temporary Cash Investments	59,883	1,594	—
Futures Contracts—Assets[1]	92	—	—
Total	768,054	1,594	—
1 Represents variation margin on the last day of the reporting period.

21

Explorer Value Fund

E. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in capital	2,898
Undistributed (Overdistributed) net investment income	(361)
Accumulated net realized gains (losses)	(2,537)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	12,621
Undistributed long-term gains	28,205
Capital Loss Carryforwards (Non-Expiring)	—
Net unrealized gains (losses)	165,879

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	603,677
Gross unrealized appreciation	177,398
Gross unrealized depreciation	(11,519)
Net unrealized appreciation (depreciation)	165,879

22

Explorer Value Fund

F. During the year ended August 31, 2018, the fund purchased $210,873,000 of investment securities and sold $198,210,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended August 31,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	3,985	8,790
Issued in Lieu of Cash Distributions	659	290
Redeemed	(3,313)	(3,422)
Net Increase (Decrease) in Shares Outstanding	1,331	5,658

H. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

23

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Explorer Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard Explorer Value Fund (one of the funds constituting Vanguard Scottsdale Funds, referred to hereafter as the “Fund”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 18, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of
Funds since 1975.

24

Special 2018 tax information (unaudited) for Vanguard Explorer Value Fund

This information for the fiscal year ended August 31, 2018, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $14,428,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $12,732,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 34.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

25

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Explorer Value Fund
Periods Ended August 31, 2018
			Since
	One	Five	Inception
	Year	Years	(3/30/2010)
Returns Before Taxes	22.10%	12.10%	13.38%
Returns After Taxes on Distributions	20.79	10.59	12.15
Returns After Taxes on Distributions and Sale of Fund Shares	13.46	9.14	10.62

26

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

27

Six Months Ended August 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Explorer Value Fund	2/28/2018	8/31/2018	Period
Based on Actual Fund Return	$1,000.00	$1,134.66	$2.91
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.48	2.75

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.54%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

28

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

29

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

30

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification.
Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
rights reserved.
Institutional Investor Services > 800-523-1036
CFA® is a registered trademark owned by CFA Institute.
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q16900 102018

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	4
Russell 1000 Index Fund.	6
Russell 1000 Value Index Fund.	22
Russell 1000 Growth Index Fund.	38
Your Fund’s After-Tax Returns.	58
About Your Fund’s Expenses.	59
Trustees Approve Advisory Arrangements.	61
Glossary.	63

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• Growth stocks generally outpaced value stocks over the 12 months ended August 31, 2018, a trend reflected in the performance of the Vanguard Russell 1000 Index Funds.

• Returns exceeded 12% for Vanguard Russell 1000 Value Index Fund and 27% for Vanguard Russell 1000 Growth Index Fund. Vanguard Russell 1000 Index Fund, which holds both value and growth stocks, returned nearly 20%.

• Each fund closely tracked its target index. The Index Fund and the Growth Index Fund outpaced the average returns of their large-capitalization fund peers; the Value Index Fund lagged its large-cap value fund peer average.

• Technology holdings contributed the most to the Index Fund and the Growth Index Fund. Financial services led for the Value Index Fund.

• Consumer staples was the lowest-performing sector for all three funds.

Total Returns: Fiscal Year Ended August 31, 2018
Total
Returns
Vanguard Russell 1000 Index Fund
ETF Shares
Market Price	19.70%
Net Asset Value	19.68
Institutional Shares	19.72
Russell 1000 Index	19.82
Large-Cap Core Funds Average	17.58
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Russell 1000 Value Index Fund
ETF Shares
Market Price	12.38%
Net Asset Value	12.36
Institutional Shares	12.39
Russell 1000 Value Index	12.47
Large-Cap Value Funds Average	14.09
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

Total
Returns
Vanguard Russell 1000 Growth Index Fund
ETF Shares
Market Price	27.13%
Net Asset Value	27.09
Institutional Shares	27.14
Russell 1000 Growth Index	27.23
Large-Cap Growth Funds Average	25.16

Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The
Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573;
8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the
Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Total Returns: Inception Through August 31, 2018
Average
Annual Return
Russell 1000 Index Fund ETF Shares Net Asset Value (Returns since inception: 9/20/2010)	14.68%
Russell 1000 Index	14.84
Large-Cap Core Funds Average	12.93
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Russell 1000 Value Index Fund ETF Shares Net Asset Value (Returns since inception: 9/20/2010)	12.57%
Russell 1000 Value Index	12.73
Large-Cap Value Funds Average	11.78
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Russell 1000 Growth Index Fund ETF Shares Net Asset Value (Returns since inception: 9/20/2010)	16.72%
Russell 1000 Growth Index	16.88
Large-Cap Growth Funds Average	14.90
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

2

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Institutional	Peer Group
	Shares	Shares	Average
Russell 1000 Index Fund	0.12%	0.08%	1.03%
Russell 1000 Value Index Fund	0.12	0.08	1.04
Russell 1000 Growth Index Fund	0.12	0.08	1.10

The fund expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the funds’ expense ratios were: for the Russell 1000 Index Fund, 0.12% for ETF Shares and 0.08% for Institutional Shares; for the Russell 1000 Value Index Fund, 0.12% for ETF Shares and 0.08% for Institutional Shares; and
for the Russell 1000 Growth Index Fund, 0.12% for ETF Shares and 0.08% for Institutional Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2017.

Peer groups: For the Russell 1000 Index Fund, Large-Cap Core Funds; for the Russell 1000 Value Index Fund, Large-Cap Value Funds; and
for the Russell 1000 Growth Index Fund, Large-Cap Growth Funds.

3

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

4

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
September 13, 2018

Market Barometer
	Average Annual Total Returns
	Periods Ended August 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	19.82%	15.84%	14.36%
Russell 2000 Index (Small-caps)	25.45	16.11	13.00
Russell 3000 Index (Broad U.S. market)	20.25	15.86	14.25
FTSE All-World ex US Index (International)	3.51	8.31	5.82

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.05%	1.76%	2.49%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.49	2.71	4.12
FTSE Three-Month U. S. Treasury Bill Index	1.49	0.74	0.44

CPI
Consumer Price Index	2.70%	1.90%	1.52%

5

Russell 1000 Index Fund

Fund Profile
As of August 31, 2018

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	VONE	VRNIX
Expense Ratio[1]	0.12%	0.08%
30-Day SEC Yield	1.75%	1.79%

Portfolio Characteristics
			DJ
		Russell	U.S. Total
		1000	Market
	Fund	Index	FA Index
Number of Stocks	987	984	3,745
Median Market Cap	$91.3B	$91.3B	$71.0B
Price/Earnings Ratio	21.2x	21.2x	21.0x
Price/Book Ratio	3.3x	3.3x	3.2x
Return on Equity	15.6%	15.6%	15.0%
Earnings Growth
Rate	8.4%	8.4%	8.4%
Dividend Yield	1.7%	1.7%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	9%	—	—
Short-Term Reserves	-0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ
		Russell	U.S. Total
		1000	Market
	Fund	Index	FA Index
Consumer Discretionary	14.2%	14.2%	14.4%
Consumer Staples	5.6	5.6	5.3
Energy	5.7	5.7	5.6
Financial Services	20.5	20.5	20.8
Health Care	13.8	13.8	13.9
Materials & Processing	3.2	3.2	3.5
Producer Durables	10.2	10.2	10.5
Technology	22.2	22.2	21.4
Utilities	4.6	4.6	4.6

Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided a RGS classification as of the effective reporting period.

Volatility Measures
		DJ
	Russell	U.S. Total
	1000	Market
	Index	FA Index
R-Squared	1.00	1.00
Beta	1.00	0.99
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Technology	4.1%
Microsoft Corp.	Computer Services
	Software & Systems	3.1
Amazon.com Inc.	Diversified Retail	3.0
Alphabet Inc.	Computer Services
	Software & Systems	2.6
Facebook Inc.	Computer Services
	Software & Systems	1.5
Berkshire Hathaway Inc. Insurance: Multi-Line		1.5
JPMorgan Chase & Co.	Diversified Financial
	Services	1.4
Johnson & Johnson	Pharmaceuticals	1.3
Exxon Mobil Corp.	Oil: Integrated	1.3
Bank of America Corp.	Banks: Diversified	1.1
Top Ten		20.9%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratios were 0.12% for ETF Shares and 0.08% for Institutional Shares.

6

Russell 1000 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2018
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2018

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(9/20/2010)	Investment

	Russell 1000 Index Fund*ETF Shares
	Net Asset Value	19.68%	14.20%	14.68%	$29,698
	Russell 1000 Index Fund*ETF Shares
	Market Price	19.70	14.21	14.68	29,698

• • • • • • • •	Russell 1000 Index	19.82	14.36	14.84	30,022

– – – –	Large-Cap Core Funds Average	17.58	12.49	12.93	26,283
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	20.26	14.21	14.77	29,886

Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(10/15/2010)	Investment

Russell 1000 Index Fund Institutional Shares	19.72%	14.24%	14.41%	$14,434,322

Russell 1000 Index	19.82	14.36	14.52	14,544,129
Dow Jones U.S. Total Stock Market Float
Adjusted Index	20.26	14.21	14.43	14,456,245

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

7

Russell 1000 Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2018
			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 1000 Index Fund ETF Shares Market Price	19.70%	94.30%	196.98%
Russell 1000 Index Fund ETF Shares Net Asset
Value	19.68	94.20	196.98
Russell 1000 Index	19.82	95.64	200.22
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2018

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/20/2010
Market Price		14.43%	13.24%	14.03%
Net Asset Value		14.41	13.20	14.03
Institutional Shares	10/15/2010	14.45	13.25	13.74

8

Russell 1000 Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2018

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
* Amazon.com Inc.	46,375	93,339	3.0%
Home Depot Inc.	131,379	26,377	0.8%
Comcast Corp. Class A	520,763	19,263	0.6%
Walt Disney Co.	170,121	19,057	0.6%
* Netflix Inc.	47,516	17,471	0.5%
Walmart Inc.	162,862	15,612	0.5%
McDonald’s Corp.	89,598	14,536	0.5%
Consumer Discretionary—Other †		241,842	7.7%
		447,497	14.2%
Consumer Staples
Procter & Gamble Co.	287,243	23,827	0.8%
Coca-Cola Co.	435,681	19,418	0.6%
PepsiCo Inc.	161,595	18,100	0.6%
Philip Morris International Inc.	177,261	13,807	0.4%
Altria Group Inc.	215,637	12,619	0.4%
Consumer Staples—Other †		86,856	2.8%
		174,627	5.6%
Energy
Exxon Mobil Corp.	483,179	38,736	1.3%
Chevron Corp.	217,389	25,752	0.8%
Energy—Other †		113,547	3.6%
		178,035	5.7%
Financial Services
* Berkshire Hathaway Inc. Class B	220,955	46,118	1.5%
JPMorgan Chase & Co.	386,790	44,318	1.4%
Bank of America Corp.	1,079,239	33,381	1.1%
Visa Inc. Class A	203,983	29,963	1.0%
Wells Fargo & Co.	501,193	29,310	0.9%

9

Russell 1000 Index Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Mastercard Inc. Class A	104,908	22,614	0.7%
Citigroup Inc.	291,486	20,765	0.7%
* PayPal Holdings Inc.	135,413	12,503	0.4%
Financial Services—Other †		403,832	12.8%
		642,804	20.5%
Health Care
Johnson & Johnson	306,192	41,241	1.3%
UnitedHealth Group Inc.	109,162	29,306	0.9%
Pfizer Inc.	662,377	27,502	0.9%
Merck & Co. Inc.	307,369	21,082	0.7%
AbbVie Inc.	181,103	17,382	0.5%
Amgen Inc.	75,433	15,072	0.5%
Medtronic plc	154,260	14,872	0.5%
Abbott Laboratories	195,387	13,060	0.4%
Health Care—Other †		253,597	8.1%
		433,114	13.8%
Materials & Processing
DowDuPont Inc.	265,142	18,594	0.6%
Materials & Processing—Other †		81,102	2.6%
		99,696	3.2%

1,§Other †		13	0.0%

Producer Durables
Boeing Co.	62,711	21,497	0.7%
3M Co.	65,729	13,864	0.4%
Honeywell International Inc.	85,087	13,534	0.4%
Union Pacific Corp.	87,791	13,223	0.4%
General Electric Co.	982,384	12,712	0.4%
Producer Durables—Other †		247,217	7.9%
		322,047	10.2%
Technology
Apple Inc.	561,031	127,707	4.1%
Microsoft Corp.	864,538	97,114	3.1%
* Facebook Inc. Class A	271,247	47,666	1.5%
* Alphabet Inc. Class A	34,537	42,543	1.3%
* Alphabet Inc. Class C	34,280	41,760	1.3%
Cisco Systems Inc.	550,654	26,305	0.8%
Intel Corp.	532,469	25,787	0.8%
NVIDIA Corp.	66,476	18,658	0.6%
Oracle Corp.	327,526	15,911	0.5%
International Business Machines Corp.	104,677	15,333	0.5%
* Adobe Systems Inc.	56,084	14,779	0.5%
Texas Instruments Inc.	112,049	12,594	0.4%
Technology—Other †		209,443	6.7%
		695,600	22.1%
Utilities
AT&T Inc.	829,159	26,483	0.8%
Verizon Communications Inc.	472,019	25,664	0.8%
Utilities—Other †		93,176	3.0%
		145,323	4.6%
Total Common Stocks (Cost $2,204,331)		3,138,756	99.9%[2]

10

Russell 1000 Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[3,4] Vanguard Market Liquidity Fund	2.153%	27,434	2,744	0.1%

5U.S. Government and Agency Obligations †			398	0.0%
Total Temporary Cash Investments (Cost $3,142)			3,142	0.1%[2]
[6]Total Investments (Cost $2,207,473)			3,141,898	100.0%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			157
Receivables for Investment Securities Sold			2,987
Receivables for Accrued Income			5,436
Receivables for Capital Shares Issued			6,820
Variation Margin Receivable—Futures Contracts			—
Total Other Assets			15,400	0.5%
Liabilities
Payables for Investment Securities Purchased			(1)
Collateral for Securities on Loan			(2,741)
Payables for Capital Shares Redeemed			(6,611)
Payables to Vanguard			(561)
Other Liabilities			(4,906)
Total Liabilities			(14,820)	(0.5%)
Net Assets			3,142,478	100.0%

At August 31, 2018, net assets consisted of:
				Amount
				($000)
Paid-in Capital				2,243,028
Undistributed Net Investment Income				11,890
Accumulated Net Realized Losses				(46,990)
Unrealized Appreciation (Depreciation)
Investment Securities				934,425
Futures Contracts				125
Net Assets				3,142,478

11

Russell 1000 Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 7,550,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,008,425
Net Asset Value Per Share—ETF Shares	$133.57

Institutional Shares—Net Assets
Applicable to 8,247,660 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,134,053
Net Asset Value Per Share—Institutional Shares	$258.75

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
§ Certain of the fund’s securities are valued using significant unobservable inputs.
1 “Other” represents securities that are not classified by the fund’s benchmark index.
2 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $2,741,000 of collateral received for securities on loan.
5 Securities with a value of $398,000 have been segregated as initial margin for open futures contracts.
6 The total value of securities on loan is $2,587,000.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2018	21	3,047	125

See accompanying Notes, which are an integral part of the Financial Statements.

12

Russell 1000 Index Fund

Statement of Operations

Year Ended
August31,2018
($000)
Investment Income
Income
Dividends	55,079
Interest[1]	53
Securities Lending—Net	81
Total Income	55,213
Expenses
The Vanguard Group—Note B
Investment Advisory Services	435
Management and Administrative—ETF Shares	749
Management and Administrative—Institutional Shares	1,149
Marketing and Distribution—ETF Shares	50
Marketing and Distribution—Institutional Shares	50
Custodian Fees	160
Auditing Fees	33
Shareholders’ Reports and Proxy—ETF Shares	26
Shareholders’ Reports and Proxy—Institutional Shares	4
Trustees’ Fees and Expenses	2
Total Expenses	2,658
Net Investment Income	52,555
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	114,178
Futures Contracts	601
Realized Net Gain (Loss)	114,779
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	359,396
Futures Contracts	39
Change in Unrealized Appreciation (Depreciation)	359,435
Net Increase (Decrease) in Net Assets Resulting from Operations	526,769

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $45,000, $3,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2 Includes $120,317,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Russell 1000 Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	52,555	49,543
Realized Net Gain (Loss)	114,779	72,664
Change in Unrealized Appreciation (Depreciation)	359,435	254,042
Net Increase (Decrease) in Net Assets Resulting from Operations	526,769	376,249
Distributions
Net Investment Income
ETF Shares	(14,394)	(13,358)
Institutional Shares	(37,058)	(34,418)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(51,452)	(47,776)
Capital Share Transactions
ETF Shares	146,208	(45,968)
Institutional Shares	(217,061)	227,507
Net Increase (Decrease) from Capital Share Transactions	(70,853)	181,539
Total Increase (Decrease)	404,464	510,012
Net Assets
Beginning of Period	2,738,014	2,228,002
End of Period[1]	3,142,478	2,738,014
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $11,890,000 and $10,787,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Russell 1000 Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$113.60	$99.81	$91.37	$92.70	$75.40
Investment Operations
Net Investment Income	2.209[1]	2.054[1]	1.892	1.679	1.553
Net Realized and Unrealized Gain (Loss)
on Investments	19.896	13.753	8.383	(1.355)	17.272
Total from Investment Operations	22.105	15.807	10.275	. 324	18.825
Distributions
Dividends from Net Investment Income	(2.135)	(2.017)	(1.835)	(1.654)	(1.525)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.135)	(2.017)	(1.835)	(1.654)	(1.525)
Net Asset Value, End of Period	$133.57	$113.60	$99.81	$91.37	$92.70

Total Return	19.68%	16.02%	11.41%	0.29%	25.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,008	$724	$679	$514	$380
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.78%	1.94%	2.05%	1.84%	1.85%
Portfolio Turnover Rate[2]	9%	11%	9%	4%	7%
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Russell 1000 Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$220.06	$193.36	$176.99	$179.58	$146.04
Investment Operations
Net Investment Income	4.345[1]	4.080[1]	3.732	3.329	3.060
Net Realized and Unrealized Gain (Loss)
on Investments	38.573	26.609	16.259	(2.641)	33.485
Total from Investment Operations	42.918	30.689	19.991	.688	36.545
Distributions
Dividends from Net Investment Income	(4.228)	(3.989)	(3.621)	(3.278)	(3.005)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.228)	(3.989)	(3.621)	(3.278)	(3.005)
Net Asset Value, End of Period	$258.75	$220.06	$193.36	$176.99	$179.58

Total Return	19.72%	16.06%	11.47%	0.33%	25.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,134	$2,014	$1,549	$1,251	$944
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.82%	1.98%	2.09%	1.88%	1.89%
Portfolio Turnover Rate[2]	9%	11%	9%	4%	7%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Russell 1000 Index Fund

Notes to Financial Statements

Vanguard Russell 1000 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

17

Russell 1000 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

18

Russell 1000 Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $157,000, representing 0.00% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,138,743	—	13
Temporary Cash Investments	2,744	398	—
Futures Contracts—Assets[1]	—	—	—
Total	3,141,487	398	13
1 Represents variation margin on the last day of the reporting period.

19

Russell 1000 Index Fund

D. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in capital	120,317
Undistributed (Overdistributed) net investment income	—
Accumulated net realized gains (losses)	(120,317)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	12,310
Undistributed long-term gains	—
Capital loss carryforwards (non-expiring)	(46,865)
Net unrealized gains (losses)	934,425

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	2,207,473
Gross unrealized appreciation	1,002,733
Gross unrealized depreciation	(68,308)
Net unrealized appreciation (depreciation)	934,425

E. During the year ended August 31, 2018, the fund purchased $477,981,000 of investment securities and sold $541,177,000 of investment securities, other than temporary cash investments. Purchases and sales include $164,139,000 and $292,790,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2018, such purchases and sales were $74,585,000 and $38,409,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

20

Russell 1000 Index Fund

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	446,703	3,625	120,235	1,150
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(300,495)	(2,450)	(166,203)	(1,575)
Net Increase (Decrease)—ETF Shares	146,208	1,175	(45,968)	(425)
Institutional Shares
Issued	192,313	815	492,249	2,424
Issued in Lieu of Cash Distributions	34,748	149	31,880	157
Redeemed	(444,122)	(1,868)	(296,622)	(1,442)
Net Increase (Decrease)—Institutional Shares	(217,061)	(904)	227,507	1,139

G. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

21

Russell 1000 Value Index Fund

Fund Profile
As of August 31, 2018

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	VONV	VRVIX
Expense Ratio[1]	0.12%	0.08%
30-Day SEC Yield	2.39%	2.43%

Portfolio Characteristics
		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	752	727	3,745
Median Market Cap	$68.0B	$68.0B	$71.0B
Price/Earnings Ratio	16.5x	16.5x	21.0x
Price/Book Ratio	2.1x	2.1x	3.1x
Return on Equity	12.1%	12.1%	15.0%
Earnings Growth
Rate	5.7%	5.8%	8.4%
Dividend Yield	2.4%	2.4%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	16%	—	—
Short-Term Reserves	-0.2%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Consumer Discretionary	9.5%	9.4%	14.4%
Consumer Staples	6.7	6.7	5.3
Energy	10.5	10.5	5.6
Financial Services	29.0	29.0	20.8
Health Care	14.1	14.1	13.9
Materials & Processing	4.3	4.3	3.5
Producer Durables	7.7	7.7	10.5
Technology	9.1	9.1	21.4
Utilities	9.1	9.2	4.6

Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided a RGS classification as of the effective reporting period.

Volatility Measures
	Russell	DJ
	1000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	1.00	0.90
Beta	1.00	0.95
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
JPMorgan Chase & Co.	Diversified Financial
	Services	2.8%
Berkshire Hathaway Inc. Insurance: Multi-Line		2.6
Exxon Mobil Corp.	Oil: Integrated	2.5
Johnson & Johnson	Pharmaceuticals	2.2
Bank of America Corp.	Banks: Diversified	2.1
Wells Fargo & Co.	Banks: Diversified	1.9
Pfizer Inc.	Pharmaceuticals	1.8
AT&T Inc.	Utilities:
	Telecommunications	1.7
Cisco Systems Inc.	Communications
	Technology	1.7
Intel Corp.	Semiconductors &
	Components	1.6
Top Ten		20.9%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratios were 0.12% for ETF Shares and 0.08% for Institutional Shares.

22

Russell 1000 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2018

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2018

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(9/20/2010)	Investment

	Russell 1000 Value Index Fund*ETF
	Shares Net Asset Value	12.36%	11.07%	12.57%	$25,625
	Russell 1000 Value Index Fund*ETF
	Shares Market Price	12.38	11.08	12.58	25,630

• • • • • • • •	Russell 1000 Value Index	12.47	11.22	12.73	25,918

– – – –	Large-Cap Value Funds Average	14.09	10.66	11.78	24,225
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	20.26	14.21	14.77	29,886

Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(12/10/2010)	Investment
Russell 1000 Value Index Fund Institutional
Shares	12.39%	11.12%	11.95%	$11,959,383

Russell 1000 Value Index	12.47	11.22	12.06	12,044,015
Dow Jones U.S. Total Stock Market Float
Adjusted Index	20.26	14.21	13.79	13,563,444

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.
See Financial Highlights for dividend and capital gains information.

23

Russell 1000 Value Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2018
			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 1000 Value Index Fund ETF Shares Market
Price	12.38%	69.09%	156.30%
Russell 1000 Value Index Fund ETF Shares Net
Asset Value	12.36	69.03	156.25
Russell 1000 Value Index	12.47	70.19	159.18
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2018

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/20/2010
Market Price		6.67%	10.20%	12.10%
Net Asset Value		6.67	10.19	12.09
Institutional Shares	12/10/2010	6.70	10.24	11.45

24

Russell 1000 Value Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2018

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Comcast Corp. Class A	1,030,844	38,131	1.2%
Walmart Inc.	321,936	30,861	1.0%
McDonald’s Corp.	142,935	23,188	0.7%
Consumer Discretionary—Other †		199,522	6.5%
		291,702	9.4%
Consumer Staples
Procter & Gamble Co.	567,762	47,096	1.5%
Philip Morris International Inc.	350,423	27,294	0.9%
CVS Health Corp.	229,046	17,233	0.6%
Mondelez International Inc. Class A	326,735	13,958	0.4%
Walgreens Boots Alliance Inc.	190,741	13,077	0.4%
Consumer Staples—Other †		88,143	2.9%
		206,801	6.7%
Energy
Exxon Mobil Corp.	955,827	76,629	2.5%
Chevron Corp.	429,797	50,914	1.7%
Schlumberger Ltd.	312,641	19,746	0.6%
ConocoPhillips	264,345	19,411	0.6%
Occidental Petroleum Corp.	172,705	13,794	0.4%
EOG Resources Inc.	115,610	13,669	0.4%
Valero Energy Corp.	97,037	11,439	0.4%
Phillips 66	94,788	11,233	0.4%
Energy—Other †		108,249	3.5%
		325,084	10.5%
Financial Services
JPMorgan Chase & Co.	764,147	87,556	2.8%
* Berkshire Hathaway Inc. Class B	381,843	79,698	2.6%
Bank of America Corp.	2,131,689	65,933	2.1%

25

Russell 1000 Value Index Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Wells Fargo & Co.	990,793	57,942	1.9%
Citigroup Inc.	575,515	41,000	1.3%
Goldman Sachs Group Inc.	79,752	18,966	0.6%
US Bancorp	346,968	18,774	0.6%
PNC Financial Services Group Inc.	105,928	15,205	0.5%
Chubb Ltd.	104,456	14,127	0.5%
Morgan Stanley	281,242	13,733	0.4%
BlackRock Inc.	27,748	13,293	0.4%
CME Group Inc.	69,641	12,168	0.4%
Financial Services—Other †		455,835	14.8%
		894,230	28.9%
Health Care
Johnson & Johnson	496,725	66,904	2.2%
Pfizer Inc.	1,309,128	54,355	1.8%
Merck & Co. Inc.	566,946	38,887	1.2%
Medtronic plc	305,317	29,436	0.9%
Abbott Laboratories	386,148	25,810	0.8%
Thermo Fisher Scientific Inc.	85,141	20,357	0.6%
Anthem Inc.	57,568	15,240	0.5%
Allergan plc	76,363	14,640	0.5%
Danaher Corp.	139,373	14,431	0.5%
Becton Dickinson and Co.	54,278	14,214	0.5%
Health Care—Other †		140,886	4.6%
		435,160	14.1%
Materials & Processing
DowDuPont Inc.	524,007	36,749	1.2%
Materials & Processing—Other †		96,611	3.1%
		133,360	4.3%
Producer Durables
General Electric Co.	1,945,083	25,169	0.8%
United Technologies Corp.	168,930	22,248	0.7%
Norfolk Southern Corp.	63,640	11,063	0.4%
Producer Durables—Other †		178,093	5.8%
		236,573	7.7%
Technology
Cisco Systems Inc.	1,087,719	51,960	1.7%
Intel Corp.	1,052,174	50,957	1.7%
Oracle Corp.	585,137	28,426	0.9%
QUALCOMM Inc.	317,819	21,837	0.7%
Technology—Other †		126,291	4.1%
		279,471	9.1%
Utilities
AT&T Inc.	1,640,124	52,386	1.7%
Verizon Communications Inc.	933,326	50,745	1.7%
NextEra Energy Inc.	106,232	18,070	0.6%
Duke Energy Corp.	158,237	12,855	0.4%
Utilities—Other †		148,820	4.8%
		282,876	9.2%
Total Common Stocks (Cost $2,663,402)		3,085,257	99.9%[1]

26

Russell 1000 Value Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[2,3] Vanguard Market Liquidity Fund	2.153%	4,571	457	0.0%

4U.S. Government and Agency Obligations †			399	0.0%
Total Temporary Cash Investments (Cost $856)			856	0.0%[1]
[5]Total Investments (Cost $2,664,258)			3,086,113	99.9%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			157
Receivables for Accrued Income			7,297
Receivables for Capital Shares Issued			3,792
Variation Margin Receivable—Futures Contracts			—
Total Other Assets			11,246	0.4%
Liabilities
Payables for Investment Securities Purchased			(4,504)
Collateral for Securities on Loan			(453)
Payables for Capital Shares Redeemed			(459)
Payables to Vanguard			(572)
Other Liabilities			(1,327)
Total Liabilities			(7,315)	(0.3%)
Net Assets			3,090,044	100.0%

27

Russell 1000 Value Index Fund

At August 31, 2018, net assets consisted of:

Amount
($000)
Paid-in Capital	2,734,050
Undistributed Net Investment Income	16,033
Accumulated Net Realized Losses	(82,109)
Unrealized Appreciation (Depreciation)
Investment Securities	421,855
Futures Contracts	215
Net Assets	3,090,044

ETF Shares—Net Assets
Applicable to 13,375,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,487,262
Net Asset Value Per Share—ETF Shares	$111.20

Institutional Shares—Net Assets
Applicable to 7,381,490 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,602,782
Net Asset Value Per Share—Institutional Shares	$217.14

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and -0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $453,000 of collateral received for securities on loan.
4 Securities with a value of $399,000 have been segregated as initial margin for open futures contracts.
5 The total value of securities on loan is $421,000.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2018	36	5,224	215

See accompanying Notes, which are an integral part of the Financial Statements.

28

Russell 1000 Value Index Fund

Statement of Operations

Year Ended
August31,2018
($000)
Investment Income
Income
Dividends	71,428
Interest[1]	48
Securities Lending—Net	16
Total Income	71,492
Expenses
The Vanguard Group—Note B
Investment Advisory Services	434
Management and Administrative—ETF Shares	1,169
Management and Administrative—Institutional Shares	855
Marketing and Distribution—ETF Shares	80
Marketing and Distribution—Institutional Shares	41
Custodian Fees	184
Auditing Fees	33
Shareholders’ Reports and Proxy—ETF Shares	41
Shareholders’ Reports and Proxy—Institutional Shares	7
Trustees’ Fees and Expenses	2
Total Expenses	2,846
Net Investment Income	68,646
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	104,371
Futures Contracts	998
Realized Net Gain (Loss)	105,369
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	163,770
Futures Contracts	101
Change in Unrealized Appreciation (Depreciation)	163,871
Net Increase (Decrease) in Net Assets Resulting from Operations	337,886

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $38,000, ($3,000), and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2 Includes $138,367,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

Russell 1000 Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	68,646	62,216
Realized Net Gain (Loss)	105,369	93,658
Change in Unrealized Appreciation (Depreciation)	163,871	106,805
Net Increase (Decrease) in Net Assets Resulting from Operations	337,886	262,679
Distributions
Net Investment Income
ETF Shares	(30,349)	(21,356)
Institutional Shares	(36,994)	(37,526)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(67,343)	(58,882)
Capital Share Transactions
ETF Shares	213,539	411,800
Institutional Shares	(87,648)	(74,873)
Net Increase (Decrease) from Capital Share Transactions	125,891	336,927
Total Increase (Decrease)	396,434	540,724
Net Assets
Beginning of Period	2,693,610	2,152,886
End of Period[1]	3,090,044	2,693,610

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $16,033,000 and $14,724,000.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Russell 1000 Value Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$101.32	$93.14	$84.77	$89.83	$73.82
Investment Operations
Net Investment Income	2.522[1]	2.437[1]	2.205	1.990	1.774
Net Realized and Unrealized Gain (Loss)
on Investments	9.836	8.109	8.312	(5.097)	15.967
Total from Investment Operations	12.358	10.546	10.517	(3.107)	17.741
Distributions
Dividends from Net Investment Income	(2.478)	(2.366)	(2.147)	(1.953)	(1.731)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.478)	(2.366)	(2.147)	(1.953)	(1.731)
Net Asset Value, End of Period	$111.20	$101.32	$93.14	$84.77	$89.83

Total Return	12.36%	11.45%	12.65%	-3.59%	24.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,487	$1,153	$668	$407	$283
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.35%	2.48%	2.58%	2.26%	2.22%
Portfolio Turnover Rate[2]	16%	22%	18%	18%	16%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Russell 1000 Value Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$197.85	$181.86	$165.50	$175.38	$144.13
Investment Operations
Net Investment Income	4.978[1]	4.850[1]	4.359	3.946	3.528
Net Realized and Unrealized Gain (Loss)
on Investments	19.227	15.821	16.249	(9.955)	31.182
Total from Investment Operations	24.205	20.671	20.608	(6.009)	34.710
Distributions
Dividends from Net Investment Income	(4.915)	(4.681)	(4.248)	(3.871)	(3.460)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.915)	(4.681)	(4.248)	(3.871)	(3.460)
Net Asset Value, End of Period	$217.14	$197.85	$181.86	$165.50	$175.38

Total Return	12.39%	11.49%	12.72%	-3.55%	24.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,603	$1,541	$1,485	$1,283	$1,222
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	2.39%	2.52%	2.62%	2.30%	2.26%
Portfolio Turnover Rate[2]	16%	22%	18%	18%	16%
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Russell 1000 Value Index Fund

Notes to Financial Statements

Vanguard Russell 1000 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

33

Russell 1000 Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

34

Russell 1000 Value Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $157,000, representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,085,257	—	—
Temporary Cash Investments	457	399	—
Futures Contracts—Assets[1]	—	—	—
Total	3,085,714	399	—
1 Represents variation margin on the last day of the reporting period.

35

Russell 1000 Value Index Fund

D. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for in-kind redemptions and passive foreign investment companies were reclassified to the following accounts:

Amount
($000)
Paid-in capital	138,367
Undistributed (Overdistributed) net investment income	6
Accumulated net realized gains (losses)	(138,373)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	16,456
Undistributed long-term gains	—
Capital loss carryforwards (non-expiring)	(81,894)
Net unrealized gains (losses)	421,855

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	2,664,258
Gross unrealized appreciation	534,441
Gross unrealized depreciation	(112,586)
Net unrealized appreciation (depreciation)	421,855

E. During the year ended August 31, 2018, the fund purchased $1,103,834,000 of investment securities and sold $971,496,000 of investment securities, other than temporary cash investments. Purchases and sales include $550,670,000 and $500,425,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2018, such purchases and sales were $173,372,000 and $80,116,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

36

Russell 1000 Value Index Fund

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	723,035	6,725	731,025	7,400
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(509,496)	(4,725)	(319,225)	(3,200)
Net Increase (Decrease)—ETF Shares	213,539	2,000	411,800	4,200
Institutional Shares
Issued	245,835	1,180	399,585	2,102
Issued in Lieu of Cash Distributions	34,133	166	35,304	186
Redeemed	(367,616)	(1,753)	(509,762)	(2,663)
Net Increase (Decrease)—Institutional Shares	(87,648)	(407)	(74,873)	(375)

G. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

37

Russell 1000 Growth Index Fund

Fund Profile
As of August 31, 2018

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	VONG	VRGWX
Expense Ratio[1]	0.12%	0.08%
30-Day SEC Yield	1.14%	1.18%

Portfolio Characteristics
		Russell	DJ
		1000	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Number of Stocks	545	542	3,745
Median Market Cap	$110.4B	$111.4B	$71.0B
Price/Earnings Ratio	28.9x	29.1x	21.0x
Price/Book Ratio	7.4x	7.5x	3.1x
Return on Equity	22.0%	21.5%	15.0%
Earnings Growth
Rate	11.2%	11.2%	8.4%
Dividend Yield	1.1%	1.1%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	15%	—	—
Short-Term Reserves	0.8%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		1000	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Consumer Discretionary	18.2%	19.0%	14.4%
Consumer Staples	4.5	4.4	5.3
Energy	0.9	0.9	5.6
Financial Services	12.2	12.1	20.8
Health Care	13.6	13.5	13.9
Materials & Processing	2.1	2.0	3.5
Producer Durables	12.9	12.8	10.5
Technology	35.4	35.1	21.4
Utilities	0.2	0.2	4.6

Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided a RGS classification as of the effective reporting period.

Volatility Measures
		DJ
		U.S. Total
	Russell 1000	Market
	Growth Index	FA Index
R-Squared	1.00	0.89
Beta	1.00	1.02
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Technology	8.1%
Microsoft Corp.	Computer Services
	Software & Systems	5.8
Alphabet Inc.	Computer Services
	Software & Systems	5.4
Amazon.com Inc.	Diversified Retail	4.9
Facebook Inc.	Computer Services
	Software & Systems	3.0
Visa Inc.	Financial Data &
	Systems	1.9
UnitedHealth Group Inc.	Health Care
	Management
	Services	1.8
Home Depot Inc.	Specialty Retail	1.7
Mastercard Inc.	Financial Data &
	Systems	1.4
Boeing Co.	Aerospace	1.4
Top Ten		35.4%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For fiscal year ended August 31, 2018, the expense ratios were 0.12% for ETF Shares and 0.08% for Institutional Shares.

Russell 1000 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2018
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2018
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(9/20/2010)	Investment
	Russell 1000 Growth Index Fund*ETF
	Shares Net Asset Value	27.09%	17.34%	16.72%	$34,146
	Russell 1000 Growth Index Fund*ETF
	Shares Market Price	27.13	17.34	16.72	34,156
• • • • • • • •	Russell 1000 Growth Index	27.23	17.47	16.88	34,523
– – – –	Large-Cap Growth Funds Average	25.16	15.69	14.90	30,157
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	20.26	14.21	14.77	29,886
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(12/6/2010)	Investment
Russell 1000 Growth Index Fund
Institutional Shares	27.14%	17.39%	15.75%	$15,496,789

Russell 1000 Growth Index	27.23	17.47	15.85	15,597,992
Dow Jones U.S. Total Stock Market Float
Adjusted Index	20.26	14.21	13.98	13,755,508
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.
See Financial Highlights for dividend and capital gains information.

39

Russell 1000 Growth Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2018

			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 1000 Growth Index Fund ETF Shares Market
Price	27.13%	122.46%	241.56%
Russell 1000 Growth Index Fund ETF Shares Net
Asset Value	27.09	122.41	241.46
Russell 1000 Growth Index	27.23	123.72	245.23
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2018

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/20/2010
Market Price		22.44%	16.23%	15.89%
Net Asset Value		22.38	16.22	15.88
Institutional Shares	12/6/2010	22.42	16.27	14.88

40

Russell 1000 Growth Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2018

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
* Amazon.com Inc.	129,356	260,356	4.9%
Home Depot Inc.	437,946	87,926	1.7%
* Netflix Inc.	158,319	58,211	1.1%
Walt Disney Co.	405,658	45,442	0.9%
NIKE Inc. Class B	476,899	39,201	0.7%
Costco Wholesale Corp.	165,981	38,695	0.7%
* Booking Holdings Inc.	18,279	35,672	0.7%
Lowe’s Cos. Inc.	313,886	34,135	0.7%
Starbucks Corp.	510,522	27,287	0.5%
TJX Cos. Inc.	238,275	26,203	0.5%
Consumer Discretionary—Other †		296,044	5.6%
		949,172	18.0%
Consumer Staples
PepsiCo Inc.	477,439	53,478	1.0%
Coca-Cola Co.	1,127,602	50,257	0.9%
Altria Group Inc.	719,342	42,096	0.8%
Consumer Staples—Other †		87,686	1.7%
		233,517	4.4%

Energy †		45,620	0.9%

Financial Services
Visa Inc. Class A	679,163	99,762	1.9%
Mastercard Inc. Class A	349,022	75,235	1.4%
* PayPal Holdings Inc.	451,380	41,676	0.8%
American Tower Corp.	166,600	24,843	0.5%
Charles Schwab Corp.	456,450	23,183	0.4%
Financial Services—Other †		371,556	7.1%
		636,255	12.1%

41

Russell 1000 Growth Index Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Health Care
	UnitedHealth Group Inc.	363,169	97,496	1.8%
	AbbVie Inc.	603,371	57,912	1.1%
	Amgen Inc.	236,665	47,288	0.9%
	Gilead Sciences Inc.	366,381	27,746	0.5%
*	Biogen Inc.	75,909	26,833	0.5%
*	Celgene Corp.	274,752	25,950	0.5%
	Johnson & Johnson	183,569	24,725	0.5%
*	Intuitive Surgical Inc.	42,685	23,904	0.5%
	Eli Lilly & Co.	225,469	23,821	0.5%
	Stryker Corp.	129,777	21,988	0.4%
	Health Care—Other †		332,563	6.3%
			710,226	13.5%

Materials & Processing †			106,646	2.0%

1,§Other †			32	0.0%

Producer Durables
	Boeing Co.	208,710	71,544	1.4%
	Accenture plc Class A	244,278	41,300	0.8%
	Union Pacific Corp.	269,038	40,522	0.8%
	3M Co.	182,996	38,597	0.7%
	United Parcel Service Inc. Class B	262,399	32,244	0.6%
	Caterpillar Inc.	202,710	28,146	0.5%
	Honeywell International Inc.	175,823	27,966	0.5%
	Lockheed Martin Corp.	86,036	27,567	0.5%
	Automatic Data Processing Inc.	167,356	24,559	0.5%
	FedEx Corp.	94,070	22,948	0.4%
	Raytheon Co.	109,116	21,762	0.4%
	Producer Durables—Other †		297,512	5.7%
			674,667	12.8%
Technology
	Apple Inc.	1,869,115	425,467	8.1%
	Microsoft Corp.	2,727,127	306,338	5.8%
*	Facebook Inc. Class A	903,567	158,784	3.0%
*	Alphabet Inc. Class C	115,703	140,948	2.7%
*	Alphabet Inc. Class A	113,504	139,814	2.7%
	NVIDIA Corp.	221,153	62,073	1.2%
*	Adobe Systems Inc.	186,804	49,225	0.9%
	Texas Instruments Inc.	372,237	41,839	0.8%
*	salesforce.com Inc.	268,152	40,941	0.8%
	International Business Machines Corp.	251,001	36,767	0.7%
	Broadcom Inc.	98,140	21,496	0.4%
	Technology—Other †		423,634	8.0%
			1,847,326	35.1%

Utilities †			7,634	0.2%
Total Common Stocks (Cost $3,542,732)			5,211,095	99.0%[2]

42

Russell 1000 Growth Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[3,4] Vanguard Market Liquidity Fund	2.153%	584,403	58,452	1.1%

5U.S. Government and Agency Obligations †			629	0.0%
Total Temporary Cash Investments (Cost $59,074)			59,081	1.1%[2]
[6]Total Investments (Cost $3,601,806)			5,270,176	100.1%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			255
Receivables for Accrued Income			5,852
Receivables for Capital Shares Issued			6,912
Variation Margin Receivable—Futures Contracts			—
Unrealized Appreciation—Swap Contracts			3,211
Other Assets [5]			31
Total Other Assets			16,261	0.3%
Liabilities
Payables for Investment Securities Purchased			(8,082)
Collateral for Securities on Loan			(10,185)
Payables for Capital Shares Redeemed			(3,225)
Payables to Vanguard			(740)
Other Liabilities			(2)
Total Liabilities			(22,234)	(0.4%)
Net Assets			5,264,203	100.0%

43

Russell 1000 Growth Index Fund

At August 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	3,663,976
Undistributed Net Investment Income	14,100
Accumulated Net Realized Losses	(85,823)
Unrealized Appreciation (Depreciation)
Investment Securities	1,668,370
Futures Contracts	369
Swap Contracts	3,211
Net Assets	5,264,203

ETF Shares—Net Assets
Applicable to 13,051,711 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,082,575
Net Asset Value Per Share—ETF Shares	$159.56

Institutional Shares—Net Assets
Applicable to 10,369,765 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,181,628
Net Asset Value Per Share—Institutional Shares	$306.82

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
§ Security value determined using significant unobservable inputs.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 “Other” represents securities that are not classified by the fund’s benchmark index.
2 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and swap contracts.
After giving effect to futures and swap investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $10,185,000 of collateral received for securities on loan.
5 Securities with a value of $299,000 and cash of $30,000 have been segregated as initial margin for open futures contracts.
6 The total value of securities on loan is $9,594,000.

44

Russell 1000 Growth Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
					Value and
			Number of		Unrealized
			Long (Short)	Notional	Appreciation
		Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2018		55	7,981	369

Total Return Swaps
					Value and
				Fixed/Floating	Unrealized
			Notional	Net Rate	Appreciation
	Termination		Amount	Received	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(Paid)[1]	($000)
Amazon.com Inc.	11/8/18	GSI	47,066	(2.260%)	3,211
GSI—Goldman Sachs International.
1 Payment received/paid monthly.

At August 31, 2018, a counterparty had deposited in a segregated account cash of $2,850,000 in connection with open swap contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

45

Russell 1000 Growth Index Fund

Statement of Operations

Year Ended
August31,2018
($000)
Investment Income
Income
Dividends	60,250
Interest[1]	156
Securities Lending—Net	239
Total Income	60,645
Expenses
The Vanguard Group—Note B
Investment Advisory Services	669
Management and Administrative—ETF Shares	1,511
Management and Administrative—Institutional Shares	1,628
Marketing and Distribution—ETF Shares	100
Marketing and Distribution—Institutional Shares	75
Custodian Fees	156
Auditing Fees	33
Shareholders’ Reports and Proxy—ETF Shares	56
Shareholders’ Reports and Proxy—Institutional Shares	7
Trustees’ Fees and Expenses	2
Total Expenses	4,237
Net Investment Income	56,408
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	294,162
Futures Contracts	596
Swap Contracts	1,283
Realized Net Gain (Loss)	296,041
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	722,716
Futures Contracts	270
Swap Contracts	3,211
Change in Unrealized Appreciation (Depreciation)	726,197
Net Increase (Decrease) in Net Assets Resulting from Operations	1,078,646

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $138,000, ($3,000), and $6,000, respectively. Purchases and sales are for temporary cash investment purposes.
2 Includes $286,387,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Russell 1000 Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	56,408	48,004
Realized Net Gain (Loss)	296,041	82,617
Change in Unrealized Appreciation (Depreciation)	726,197	499,028
Net Increase (Decrease) in Net Assets Resulting from Operations	1,078,646	629,649
Distributions
Net Investment Income
ETF Shares	(19,358)	(13,968)
Institutional Shares	(33,606)	(33,764)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(52,964)	(47,732)
Capital Share Transactions
ETF Shares	387,413	400,801
Institutional Shares	56,452	85,007
Net Increase (Decrease) from Capital Share Transactions	443,865	485,808
Total Increase (Decrease)	1,469,547	1,067,725
Net Assets
Beginning of Period	3,794,656	2,726,931
End of Period[1]	5,264,203	3,794,656
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $14,100,000 and $9,373,000.

See accompanying Notes, which are an integral part of the Financial Statements.

47

Russell 1000 Growth Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$127.08	$106.90	$98.24	$95.74	$77.02
Investment Operations
Net Investment Income	1.762[1]	1.684[1]	1.602	1.466	1.293
Net Realized and Unrealized Gain (Loss)
on Investments	32.386	20.177	8.556	2.481	18.713
Total from Investment Operations	34.148	21.861	10.158	3.947	20.006
Distributions
Dividends from Net Investment Income	(1.668)	(1.681)	(1.498)	(1.447)	(1.286)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.668)	(1.681)	(1.498)	(1.447)	(1.286)
Net Asset Value, End of Period	$159.56	$127.08	$106.90	$98.24	$95.74

Total Return	27.09%	20.66%	10.44%	4.11%	26.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,083	$1,319	$738	$452	$295
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.24%	1.45%	1.60%	1.47%	1.51%
Portfolio Turnover Rate[2]	15%	21%	15%	20%	18%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

48

Russell 1000 Growth Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$244.34	$205.53	$188.88	$184.06	$148.07
Investment Operations
Net Investment Income	3.485[1]	3.291[1]	3.147	2.882	2.544
Net Realized and Unrealized Gain (Loss)
on Investments	62.293	38.832	16.449	4.782	35.986
Total from Investment Operations	65.778	42.123	19.596	7.664	38.530
Distributions
Dividends from Net Investment Income	(3.298)	(3.313)	(2.946)	(2.844)	(2.540)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.298)	(3.313)	(2.946)	(2.844)	(2.540)
Net Asset Value, End of Period	$306.82	$244.34	$205.53	$188.88	$184.06

Total Return	27.14%	20.72%	10.48%	4.15%	26.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,182	$2,476	$1,989	$1,560	$1,460
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.28%	1.49%	1.64%	1.51%	1.55%
Portfolio Turnover Rate[2]	15%	21%	15%	20%	18%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

49

Russell 1000 Growth Index Fund

Notes to Financial Statements

Vanguard Russell 1000 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease

50

Russell 1000 Growth Index Fund

in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded.

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated.

In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended August 31, 2018, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the

51

Russell 1000 Growth Index Fund

opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs);

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Russell 1000 Growth Index Fund

the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $255,000, representing 0.00% of the fund’s net assets and 0.10% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	5,211,063	—	32
Temporary Cash Investments	58,452	629	—
Futures Contracts—Assets[1]	—	—	—
Swap Contracts—Assets	—	3,211	—
Total	5,269,515	3,840	32
1 Represents variation margin on the last day of the reporting period.

D. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for in-kind redemptions and swap agreements were reclassified to the following accounts:

Amount
($000)
Paid-in capital	286,387
Undistributed (Overdistributed) net investment income	1,283
Accumulated net realized gains (losses)	(287,670)

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Russell 1000 Growth Index Fund

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts and swap agreements. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	17,811
Undistributed long-term gains	—
Capital loss carryforwards (non-expiring)*	(85,454)
Net unrealized gains (losses)	1,668,370

* The fund used capital loss carryforwards of $8,641,000 to offset taxable capital gains realized during the year ended August 31,
2018, reducing the amount of capital gains that would otherwise be available to distribute to shareholders.

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	3,601,806
Gross unrealized appreciation	1,691,279
Gross unrealized depreciation	(22,909)
Net unrealized appreciation (depreciation)	1,668,370

E. During the year ended August 31, 2018, the fund purchased $1,845,672,000 of investment securities and sold $1,432,629,000 of investment securities, other than temporary cash investments. Purchases and sales include $886,781,000 and $786,155,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2018, such purchases and sales were $113,088,000 and $161,417,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

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Russell 1000 Growth Index Fund

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	1,187,329	8,125	601,764	5,200
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(799,916)	(5,450)	(200,963)	(1,725)
Net Increase (Decrease)—ETF Shares	387,413	2,675	400,801	3,475
Institutional Shares
Issued	705,146	2,597	575,144	2,636
Issued in Lieu of Cash Distributions	30,158	114	30,714	142
Redeemed	(678,852)	(2,475)	(520,851)	(2,323)
Net Increase (Decrease)—Institutional Shares	56,452	236	85,007	455

G. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund and Vanguard Russell 1000 Growth Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of net assets—investments summary of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund and Vanguard Russell 1000 Growth Index Fund (three of the funds constituting Vanguard Scottsdale Funds, hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2018 and each of the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 18, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

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Special 2018 tax information (unaudited) for Vanguard Russell 1000 Index Funds

This information for the fiscal year ended August 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Russell 1000 Index Fund	51,452
Russell 1000 Value Index Fund	67,343
Russell 1000 Growth Index Fund	52,964

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Russell 1000 Index Fund	91.9%
Russell 1000 Value Index Fund	88.9
Russell 1000 Growth Index Fund	90.8

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Russell 1000 Index Funds
Periods Ended August 31, 2018
			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 1000 Index Fund ETF Shares
Returns Before Taxes	19.68%	14.20%	14.68%
Returns After Taxes on Distributions	19.18	13.70	14.25
Returns After Taxes on Distributions and Sale of
Fund Shares	11.94	11.30	12.11

			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 1000 Value Index Fund ETF Shares
Returns Before Taxes	12.36%	11.07%	12.57%
Returns After Taxes on Distributions	11.74	10.45	12.05
Returns After Taxes on Distributions and Sale of
Fund Shares	7.71	8.70	10.26

			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 1000 Growth Index Fund ETF Shares
Returns Before Taxes	27.09%	17.34%	16.72%
Returns After Taxes on Distributions	26.72	16.94	16.37
Returns After Taxes on Distributions and Sale of
Fund Shares	16.23	13.96	13.92

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended August 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2018	8/31/2018	Period
Based on Actual Fund Return
Russell 1000 Index Fund
ETF Shares	$1,000.00	$1,082.60	$0.63
Institutional Shares	1,000.00	1,082.74	0.42
Russell 1000 Value Index Fund
ETF Shares	$1,000.00	$1,048.13	$0.62
Institutional Shares	1,000.00	1,048.20	0.41
Russell 1000 Growth Index Fund
ETF Shares	$1,000.00	$1,116.01	$0.64
Institutional Shares	1,000.00	1,116.24	0.43
Based on Hypothetical 5% Yearly Return
Russell 1000 Index Fund
ETF Shares	$1,000.00	$1,024.60	$0.61
Institutional Shares	1,000.00	1,024.80	0.41
Russell 1000 Value Index Fund
ETF Shares	$1,000.00	$1,024.60	$0.61
Institutional Shares	1,000.00	1,024.80	0.41
Russell 1000 Growth Index Fund
ETF Shares	$1,000.00	$1,024.60	$0.61
Institutional Shares	1,000.00	1,024.80	0.41

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Russell 1000 Index Fund, 0.12% for ETF Shares and 0.08% for Institutional Shares; for the Russell 1000 Value Index
Fund, 0.12% for ETF Shares and 0.08% for Institutional Shares; and for the Russell 1000 Growth Index Fund, 0.12% for ETF Shares and
0.08% for Institutional Shares. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

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Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund, and Vanguard Russell 1000 Growth Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they had received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the funds since their inception in 2010, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered each fund’s performance since its inception, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about each fund’s most recent performance can be found on the Performance Summary pages of this report.

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Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

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Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
rights reserved.
Institutional Investor Services > 800-523-1036
The Russell Indexes and Russell® are registered
Text Telephone for People	trademarks of Russell Investments and have been
Who Are Deaf or Hard of Hearing > 800-749-7273	licensed for use by The Vanguard Group, Inc. The
This material may be used in conjunction	products are not sponsored, endorsed, sold, or
promoted by Russell Investments and Russell
with the offering of shares of any Vanguard	Investments makes no representation regarding the
fund only if preceded or accompanied by	advisability of investing in the products.
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18480 102018

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	4
Russell 2000 Index Fund.	6
Russell 2000 Value Index Fund.	23
Russell 2000 Growth Index Fund.	40
Your Fund’s After-Tax Returns.	59
About Your Fund’s Expenses.	60
Trustees Approve Advisory Arrangements.	62
Glossary.	64

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• Growth stocks outpaced their value-oriented counterparts and small-capitalization stocks generally outperformed mid- and large-caps for the 12 months ended August 31, 2018. These broad trends were reflected in the performance of the three Vanguard Russell 2000 Index Funds.

• Results ranged from about 20% for Vanguard Russell 2000 Value Index Fund to more than 30% for Vanguard Russell 2000 Growth Index Fund. Vanguard Russell 2000 Index Fund, which includes both growth and value stocks, returned more than 25%.

• Each fund closely tracked its target index. The Growth Index Fund trailed the average returns of its small-cap peers; the Index Fund and Value Index Fund both outpaced their peer-group averages.

• All nine industry sectors produced positive returns for all three funds, with health care and consumer discretionary among the top performers. Utilities and, for the Value Index Fund, consumer staples were among the poorest performers.

Total Returns: Fiscal Year Ended August 31, 2018
Total
Returns
Vanguard Russell 2000 Index Fund
ETF Shares
Market Price	25.48%
Net Asset Value	25.49
Institutional Shares	25.58
Russell 2000 Index	25.45
Small-Cap Core Funds Average	21.09
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Russell 2000 Value Index Fund
ETF Shares
Market Price	20.01%
Net Asset Value	19.96
Institutional Shares	20.10
Russell 2000 Value Index	20.05
Small-Cap Value Funds Average	19.05
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

Total
Returns
Vanguard Russell 2000 Growth Index Fund
ETF Shares
Market Price	30.66%
Net Asset Value	30.69
Institutional Shares	30.85
Russell 2000 Growth Index	30.72
Small-Cap Growth Funds Average	34.70

Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The
Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573;
8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the
Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Total Returns: Inception Through August 31, 2018
Average
Annual Return
Russell 2000 Index Fund ETF Shares Net Asset Value (Returns since inception: 9/20/2010)	14.30%
Russell 2000 Index	14.32
Small-Cap Core Funds Average	12.77
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Russell 2000 Value Index Fund ETF Shares Net Asset Value (Returns since inception: 9/20/2010)	12.73%
Russell 2000 Value Index	12.88
Small-Cap Value Funds Average	12.20
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Russell 2000 Growth Index Fund ETF Shares Net Asset Value (Returns since inception: 9/20/2010)	15.64%
Russell 2000 Growth Index	15.67
Small-Cap Growth Funds Average	14.88
Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

2

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Institutional	Peer Group
	Shares	Shares	Average
Russell 2000 Index Fund	0.15%	0.08%	1.20%
Russell 2000 Value Index Fund	0.20	0.08	1.30
Russell 2000 Growth Index Fund	0.20	0.08	1.31

The fund expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the funds’ expense ratios were: for the Russell 2000 Index Fund, 0.15% for ETF Shares and 0.08% for Institutional Shares; for the Russell 2000 Value Index Fund, 0.20% for ETF Shares and 0.08% for Institutional Shares; and
for the Russell 2000 Growth Index Fund, 0.20% for ETF Shares and 0.08% for Institutional Shares. The peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2017.

Peer groups: For the Russell 2000 Index Fund, Small-Cap Core Funds; for the Russell 2000 Value Index Fund, Small-Cap Value Funds; and
for the Russell 2000 Growth Index Fund, Small-Cap Growth Funds.

3

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

4

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
September 13, 2018

Market Barometer
	Average Annual Total Returns
	Periods Ended August 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	19.82%	15.84%	14.36%
Russell 2000 Index (Small-caps)	25.45	16.11	13.00
Russell 3000 Index (Broad U.S. market)	20.25	15.86	14.25
FTSE All-World ex US Index (International)	3.51	8.31	5.82

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.05%	1.76%	2.49%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.49	2.71	4.12
FTSE Three-Month U. S. Treasury Bill Index	1.49	0.74	0.44

CPI
Consumer Price Index	2.70%	1.90%	1.52%

5

Russell 2000 Index Fund

Fund Profile
As of August 31, 2018

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	VTWO	VRTIX
Expense Ratio[1]	0.15%	0.08%
30-Day SEC Yield	1.12%	1.19%

Portfolio Characteristics
			DJ
		Russell	U.S. Total
		2000	Market
	Fund	Index	FA Index
Number of Stocks	2,052	2,000	3,745
Median Market Cap	$2.3B	$2.3B	$71.0B
Price/Earnings Ratio	19.1x	19.1x	21.0x
Price/Book Ratio	2.3x	2.3x	3.2x
Return on Equity	7.7%	7.7%	15.0%
Earnings Growth
Rate	8.5%	8.4%	8.4%
Dividend Yield	1.2%	1.2%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	19%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
		Russell	U.S. Total
		2000	Market
	Fund	Index	FA Index
Consumer Discretionary	14.9%	14.9%	14.4%
Consumer Staples	2.4	2.4	5.3
Energy	4.6	4.6	5.6
Financial Services	24.9	24.9	20.8
Health Care	16.0	16.0	13.9
Materials & Processing	6.8	6.8	3.5
Producer Durables	13.5	13.5	10.5
Technology	13.0	13.0	21.4
Utilities	3.9	3.9	4.6

Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided a RGS classification as of the effective reporting period.

Volatility Measures
		DJ
	Russell	U.S. Total
	2000	Market
	Index	FA Index
R-Squared	1.00	0.69
Beta	1.00	1.16
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Five Below Inc.	Specialty Retail	0.3%
LivaNova plc	Medical Equipment	0.3
Haemonetics Corp.	Medical Equipment	0.3
Etsy Inc.	Diversified Retail	0.3
Integrated Device	Semiconductors &
Technology Inc.	Components	0.2
Ligand Pharmaceuticals
Inc.	Biotechnology	0.2
Primerica Inc.	Insurance: Life	0.2
HubSpot Inc.	Computer Services
	Software & Systems	0.2
Teladoc Health Inc.	Health Care Services	0.2
HealthEquity Inc.	Health Care
	Management
	Services	0.2
Top Ten		2.4%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratios were 0.15% for ETF Shares and 0.08% for Institutional Shares.

6

Russell 2000 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2018
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2018

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(9/20/2010)	Investment

	Russell 2000 Index Fund*ETF Shares
	Net Asset Value	25.49%	13.03%	14.30%	$28,926
	Russell 2000 Index Fund*ETF Shares
	Market Price	25.48	13.02	14.30	28,923

• • • • • • • •	Russell 2000 Index	25.45	13.00	14.32	28,951

– – – –	Small-Cap Core Funds Average	21.09	11.19	12.77	25,983
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	20.26	14.21	14.77	29,886

Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

7

Russell 2000 Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2018
			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(12/22/2010)	Investment
Russell 2000 Index Fund Institutional Shares	25.58%	13.11%	12.40%	$12,288,554
Russell 2000 Index	25.45	13.00	12.33	12,228,884
Dow Jones U.S. Total Stock Market Float
Adjusted Index	20.26	14.21	13.62	13,346,409
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2018
			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 2000 Index Fund ETF Shares Market Price	25.48%	84.44%	189.23%
Russell 2000 Index Fund ETF Shares Net Asset
Value	25.49	84.46	189.26
Russell 2000 Index	25.45	84.28	189.51
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2018

8

Russell 2000 Index Fund

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/20/2010
Market Price		17.70%	12.55%	13.76%
Net Asset Value		17.60	12.48	13.76
Institutional Shares	12/22/2010	17.69	12.56	11.81

9

Russell 2000 Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2018

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
* Five Below Inc.	63,777	7,428	0.3%
* Etsy Inc.	139,455	6,790	0.2%
Texas Roadhouse Inc. Class A	79,155	5,458	0.2%
* Planet Fitness Inc. Class A	103,236	5,303	0.2%
* Trade Desk Inc. Class A	36,767	5,216	0.2%
* Ollie’s Bargain Outlet Holdings Inc.	58,029	5,054	0.2%
* Stamps.com Inc.	20,254	5,032	0.2%
American Eagle Outfitters Inc.	188,251	4,887	0.2%
Consumer Discretionary—Other †		357,922	13.2%
		403,090	14.9%

Consumer Staples †		65,550	2.4%

Energy
Delek US Holdings Inc.	97,490	5,313	0.2%
Energy—Other †		117,574	4.4%
		122,887	4.6%
Financial Services
Primerica Inc.	51,076	6,244	0.2%
IBERIABANK Corp.	65,523	5,678	0.2%
* MGIC Investment Corp.	432,992	5,508	0.2%
Radian Group Inc.	252,204	5,127	0.2%
Gramercy Property Trust	187,295	5,123	0.2%
Hancock Whitney Corp.	99,306	5,119	0.2%
Kemper Corp.	61,557	5,008	0.2%
Sabra Health Care REIT Inc.	207,447	4,892	0.2%
* Essent Group Ltd.	112,100	4,861	0.2%
* Green Dot Corp. Class A	55,663	4,769	0.2%
Financial Services—Other †		617,858	22.9%
		670,187	24.9%
10

Russell 2000 Index Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Health Care
*	LivaNova plc	56,815	7,133	0.3%
*	Haemonetics Corp.	62,689	6,999	0.3%
*	Ligand Pharmaceuticals Inc.	24,410	6,339	0.2%
*,^	Teladoc Health Inc.	77,943	6,044	0.2%
*	HealthEquity Inc.	63,176	5,952	0.2%
*	Medidata Solutions Inc.	67,828	5,764	0.2%
*	Neogen Corp.	58,610	5,477	0.2%
*	Inogen Inc.	20,574	5,450	0.2%
*	FibroGen Inc.	87,156	5,330	0.2%
*	Loxo Oncology Inc.	30,963	5,232	0.2%
	Health Care—Other †		371,024	13.8%
			430,744	16.0%
Materials & Processing
*	Trex Co. Inc.	68,964	5,841	0.2%
*	Ingevity Corp.	49,474	4,997	0.2%
	Louisiana-Pacific Corp.	170,369	4,968	0.2%
§	Materials & Processing—Other †		168,211	6.2%
			184,017	6.8%

§,1Other †			480	0.0%

Producer Durables
*	ASGN Inc.	59,200	5,481	0.2%
	EMCOR Group Inc.	67,898	5,439	0.2%
	Insperity Inc.	44,718	5,359	0.2%
	Woodward Inc.	62,562	5,040	0.2%
	MAXIMUS Inc.	75,775	5,039	0.2%
*	Proto Labs Inc.	31,618	4,915	0.2%
	Producer Durables—Other †		332,255	12.3%
			363,528	13.5%
Technology
*	Integrated Device Technology Inc.	154,790	6,577	0.3%
*	HubSpot Inc.	42,295	6,078	0.2%
	Blackbaud Inc.	56,310	5,888	0.2%
*	Cree Inc.	117,531	5,654	0.2%
	Entegris Inc.	165,673	5,616	0.2%
*	CACI International Inc. Class A	28,678	5,592	0.2%
*	New Relic Inc.	51,718	5,315	0.2%
*	Ciena Corp.	167,323	5,284	0.2%
*	Lumentum Holdings Inc.	73,179	4,969	0.2%
*	Silicon Laboratories Inc.	50,075	4,907	0.2%
	Technology—Other †		293,766	10.9%
			349,646	13.0%
Utilities
	IDACORP Inc.	58,920	5,765	0.2%
	Portland General Electric Co.	104,371	4,843	0.2%
	Utilities—Other †		95,488	3.5%
			106,096	3.9%
Total Common Stocks (Cost $2,273,490)			2,696,225	100.0%[2]

11

Russell 2000 Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[3,4] Vanguard Market Liquidity Fund	2.153%	416,156	41,624	1.6%

5U.S. Government and Agency Obligations †			598	0.0%
Total Temporary Cash Investments (Cost $42,211)			42,222	1.6%[2]
Total Investments (Cost $2,315,701)			2,738,447	101.6%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			131
Receivables for Accrued Income			1,674
Receivables for Capital Shares Issued			10,572
Variation Margin Receivable—Futures Contracts			7
Other Assets			103
Total Other Assets			12,487	0.4%
Liabilities
Payables for Investment Securities Purchased			(321)
Collateral for Securities on Loan			(40,831)
Payables for Capital Shares Redeemed			(12,973)
Payables to Vanguard			(393)
Total Liabilities			(54,518)	(2.0%)
Net Assets			2,696,416	100.0%

At August 31, 2018, net assets consisted of:
				Amount
				($000)
Paid-in Capital				2,337,978
Undistributed Net Investment Income				6,218
Accumulated Net Realized Losses				(70,610)
Unrealized Appreciation (Depreciation)
Investment Securities				422,746
Futures Contracts				84
Net Assets				2,696,416

12

Russell 2000 Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 12,325,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,714,588
Net Asset Value Per Share—ETF Shares	$139.11

Institutional Shares—Net Assets
Applicable to 3,689,454 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	981,828
Net Asset Value Per Share—Institutional Shares	$266.12

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $37,466,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
§ Certain of the fund’s securities are valued using significant unobservable inputs.
1 “Other” represents securities that are not classified by the fund’s benchmark index.
2 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.1% and 1.5%, respectively, of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $40,831,000 of collateral received for securities on loan.
5 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	September 2018	26	2,263	84

See accompanying Notes, which are an integral part of the Financial Statements.

13

Russell 2000 Index Fund

Statement of Operations

Year Ended
August31,2018
($000)
Investment Income
Income
Dividends	27,140
Interest[1]	108
Securities Lending—Net	2,424
Total Income	29,672
Expenses
The Vanguard Group—Note B
Investment Advisory Services	322
Management and Administrative—ETF Shares	1,442
Management and Administrative—Institutional Shares	342
Marketing and Distribution—ETF Shares	82
Marketing and Distribution—Institutional Shares	23
Custodian Fees	343
Auditing Fees	33
Shareholders’ Reports and Proxy—ETF Shares	68
Shareholders’ Reports and Proxy—Institutional Shares	9
Trustees’ Fees and Expenses	1
Total Expenses	2,665
Net Investment Income	27,007
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	157,790
Futures Contracts	1,874
Realized Net Gain (Loss)	159,664
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	298,941
Futures Contracts	76
Change in Unrealized Appreciation (Depreciation)	299,017
Net Increase (Decrease) in Net Assets Resulting from Operations	485,688

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $98,000, ($3,000), and $6,000, respectively. Purchases and sales are for temporary cash investment purposes.
2 Includes $187,469,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Russell 2000 Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	27,007	20,174
Realized Net Gain (Loss)	159,664	44,973
Change in Unrealized Appreciation (Depreciation)	299,017	126,697
Net Increase (Decrease) in Net Assets Resulting from Operations	485,688	191,844
Distributions
Net Investment Income
ETF Shares	(15,782)	(12,026)
Institutional Shares	(9,362)	(7,759)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(25,144)	(19,785)
Capital Share Transactions
ETF Shares	342,765	282,534
Institutional Shares	233,779	27,481
Net Increase (Decrease) from Capital Share Transactions	576,544	310,015
Total Increase (Decrease)	1,037,088	482,074
Net Assets
Beginning of Period	1,659,328	1,177,254
End of Period[1]	2,696,416	1,659,328
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $6,218,000 and $4,232,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Russell 2000 Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$112.21	$98.98	$92.71	$93.72	$80.46
Investment Operations
Net Investment Income	1.554[1]	1.443[1]	1.302	1.224[1]	1.054
Net Realized and Unrealized Gain (Loss)
on Investments	26.846	13.255	6.537	(1.163)	13.163
Total from Investment Operations	28.400	14.698	7.839	.061	14.217
Distributions
Dividends from Net Investment Income	(1.500)	(1.468)	(1.569)	(1.071)	(.957)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.500)	(1.468)	(1.569)	(1.071)	(.957)
Net Asset Value, End of Period	$139.11	$112.21	$98.98	$92.71	$93.72

Total Return	25.49%	14.94%	8.62%	0.03%	17.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,715	$1,083	$698	$554	$375
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	1.23%	1.34%	1.52%	1.28%	1.23%
Portfolio Turnover Rate[2]	19%	23%	19%	17%	16%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Russell 2000 Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$214.65	$189.31	$177.40	$179.29	$153.88
Investment Operations
Net Investment Income	3.129[1]	2.956[1]	2.606	2.453[1]	2.110
Net Realized and Unrealized Gain (Loss)
on Investments	51.369	25.315	12.503	(2.212)	25.206
Total from Investment Operations	54.498	28.271	15.109	.241	27.316
Distributions
Dividends from Net Investment Income	(3.028)	(2.931)	(3.199)	(2.131)	(1.906)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.028)	(2.931)	(3.199)	(2.131)	(1.906)
Net Asset Value, End of Period	$266.12	$214.65	$189.31	$177.40	$179.29

Total Return	25.58%	15.03%	8.69%	0.11%	17.78%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$982	$576	$479	$528	$320
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.30%	1.41%	1.59%	1.35%	1.30%
Portfolio Turnover Rate[2]	19%	23%	19%	17%	16%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Russell 2000 Index Fund

Notes to Financial Statements

Vanguard Russell 2000 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

18

Russell 2000 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

19

Russell 2000 Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $131,000, representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,695,794	—	431
Temporary Cash Investments	41,624	598	—
Futures Contracts—Assets[1]	7	—	—
Total	2,737,425	598	431
1 Represents variation margin on the last day of the reporting period.

20

Russell 2000 Index Fund

D. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for in-kind redemptions and passive foreign investment companies were reclassified to the following accounts:

Amount
($000)
Paid-in capital	187,418
Undistributed (Overdistributed) net investment income	123
Accumulated net realized gains (losses)	(187,541)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales, the realization of unrealized gains or losses on certain future contracts, and unrealized gains on passive foreign investment companies. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	6,487
Undistributed long-term gains	—
Capital loss carryforwards (non-expiring)	(70,527)
Net unrealized gains (losses)	422,710

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	2,315,737
Gross unrealized appreciation	546,715
Gross unrealized depreciation	(124,005)
Net unrealized appreciation (depreciation)	422,710

21

Russell 2000 Index Fund

E. During the year ended August 31, 2018, the fund purchased $1,494,422,000 of investment securities and sold $907,964,000 of investment securities, other than temporary cash investments. Purchases and sales include $808,989,000 and $494,554,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	847,293	6,625	413,730	3,800
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(504,528)	(3,950)	(131,196)	(1,200)
Net Increase (Decrease) —ETF Shares	342,765	2,675	282,534	2,600
Institutional Shares
Issued	361,277	1,523	162,735	807
Issued in Lieu of Cash Distributions	9,197	39	7,230	35
Redeemed	(136,695)	(558)	(142,484)	(689)
Net Increase (Decrease)—Institutional Shares	233,779	1,004	27,481	153

G. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

22

Russell 2000 Value Index Fund

Fund Profile
As of August 31, 2018

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	VTWV	VRTVX
Expense Ratio[1]	0.20%	0.08%
30-Day SEC Yield	1.69%	1.81%

Portfolio Characteristics
		Russell	DJ
		2000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	1,440	1,347	3,745
Median Market Cap	$2.1B	$2.1B	$71.0B
Price/Earnings Ratio	15.5x	15.5x	21.0x
Price/Book Ratio	1.5x	1.5x	3.2x
Return on Equity	7.5%	7.5%	15.0%
Earnings Growth
Rate	5.6%	5.5%	8.4%
Dividend Yield	1.9%	1.9%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	30%	—	—
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		2000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Consumer Discretionary	11.9%	11.9%	14.4%
Consumer Staples	2.4	2.4	5.3
Energy	7.0	7.0	5.6
Financial Services	40.3	40.3	20.8
Health Care	4.9	4.9	13.9
Materials & Processing	5.8	5.8	3.5
Producer Durables	11.5	11.5	10.5
Technology	9.9	9.9	21.4
Utilities	6.3	6.3	4.6

Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided a RGS classification as of the effective reporting period.

Volatility Measures
	Russell	DJ
	2000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	1.00	0.57
Beta	1.00	1.08
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
IDACORP Inc.	Utilities: Electrical	0.4%
IBERIABANK Corp.	Banks: Diversified	0.4
Cree Inc.	Semiconductors &
	Components	0.4
CACI International Inc.	Computer Services
	Software & Systems	0.4
MGIC Investment Corp.	Consumer Lending	0.4
Ciena Corp.	Communications
	Technology	0.4
Hancock Whitney Corp.	Banks: Diversified	0.4
Gramercy Property Trust Diversified REITs		0.4
Radian Group Inc.	Insurance:
	Property-Casualty	0.4
Sabra Health Care REIT	Real Estate
Inc.	Investment Trusts
	(REITs)	0.4
Top Ten		4.0%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratios were 0.20% for ETF Shares and 0.08% for Institutional Shares.

23

Russell 2000 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2018
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2018
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(9/20/2010)	Investment
	Russell 2000 Value Index Fund*ETF
	Shares Net Asset Value	19.96%	11.59%	12.73%	$25,903
	Russell 2000 Value Index Fund*ETF
	Shares Market Price	20.01	11.58	12.73	25,908
• • • • • • • •	Russell 2000 Value Index	20.05	11.72	12.88	26,191
– – – –	Small-Cap Value Funds Average	19.05	10.46	12.20	24,949
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	20.26	14.21	14.77	29,886
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

24

Russell 2000 Value Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2018

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(7/13/2012)	Investment
Russell 2000 Value Index Fund Institutional
Shares	20.10%	11.72%	13.67%	$10,971,611

Russell 2000 Value Index	20.05	11.72	13.68	10,977,382
Dow Jones U.S. Total Stock Market Float
Adjusted Index	20.26	14.21	15.52	12,112,461
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2018
			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 2000 Value Index Fund ETF Shares Market
Price	20.01%	72.93%	159.08%
Russell 2000 Value Index Fund ETF Shares Net
Asset Value	19.96	73.00	159.03
Russell 2000 Value Index	20.05	74.01	161.91
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2018

25

Russell 2000 Value Index Fund

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/20/2010
Market Price		13.18%	11.10%	12.43%
Net Asset Value		13.02	11.05	12.43
Institutional Shares	7/13/2012	13.16	11.18	13.30

26

Russell 2000 Value Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2018

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Signet Jewelers Ltd.	19,447	1,248	0.3%
Aaron’s Inc.	23,257	1,156	0.3%
Consumer Discretionary—Other †		41,954	11.2%
		44,358	11.8%

Consumer Staples †		8,869	2.4%

Energy
* Oasis Petroleum Inc.	89,339	1,203	0.3%
* PDC Energy Inc.	21,991	1,159	0.3%
McDermott International Inc.	59,559	1,152	0.3%
* Southwestern Energy Co.	195,718	1,100	0.3%
Peabody Energy Corp.	26,484	1,094	0.3%
Energy—Other †		20,437	5.5%
		26,145	7.0%
Financial Services
IBERIABANK Corp.	18,533	1,606	0.4%
* MGIC Investment Corp.	121,903	1,551	0.4%
Hancock Whitney Corp.	28,014	1,444	0.4%
Gramercy Property Trust	52,784	1,444	0.4%
Radian Group Inc.	70,992	1,443	0.4%
Sabra Health Care REIT Inc.	58,652	1,383	0.4%
Chemical Financial Corp.	23,499	1,342	0.4%
United Bankshares Inc.	33,468	1,319	0.4%
Cousins Properties Inc.	138,634	1,296	0.4%
Stifel Financial Corp.	23,005	1,285	0.4%
LaSalle Hotel Properties	36,474	1,281	0.3%
Valley National Bancorp	106,162	1,279	0.3%

27

Russell 2000 Value Index Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
	Healthcare Realty Trust Inc.	41,137	1,274	0.3%
	RLJ Lodging Trust	56,800	1,244	0.3%
	Sunstone Hotel Investors Inc.	73,690	1,237	0.3%
	Selective Insurance Group Inc.	19,043	1,223	0.3%
	MB Financial Inc.	25,100	1,216	0.3%
	CNO Financial Group Inc.	54,847	1,185	0.3%
	Blackstone Mortgage Trust Inc. Class A	33,540	1,142	0.3%
	UMB Financial Corp.	14,813	1,115	0.3%
	Glacier Bancorp Inc.	24,044	1,098	0.3%
	BancorpSouth Bank	31,515	1,097	0.3%
	Cathay General Bancorp	25,845	1,093	0.3%
	American Equity Investment Life Holding Co.	29,396	1,090	0.3%
	Financial Services—Other †		119,219	31.8%
			149,906	40.0%
Health Care
*	Endo International plc	69,579	1,193	0.3%
*	Avanos Medical Inc.	15,506	1,118	0.3%
	Health Care—Other †		15,980	4.3%
			18,291	4.9%
Materials & Processing
	Louisiana-Pacific Corp.	41,052	1,197	0.3%
*	Allegheny Technologies Inc.	41,561	1,123	0.3%
§	Materials & Processing—Other †		19,093	5.1%
			21,413	5.7%

§,1Other †			10	0.0%

Producer Durables
*	KLX Inc.	16,540	1,221	0.3%
	SkyWest Inc.	16,762	1,095	0.3%
	Producer Durables—Other †		40,358	10.8%
			42,674	11.4%
Technology
*	Cree Inc.	33,277	1,601	0.4%
*	CACI International Inc. Class A	8,093	1,578	0.4%
*	Ciena Corp.	47,317	1,494	0.4%
*,^	ViaSat Inc.	18,077	1,136	0.3%
	Perspecta Inc.	47,339	1,101	0.3%
	Technology—Other †		29,736	8.0%
			36,646	9.8%
Utilities
	IDACORP Inc.	16,521	1,617	0.4%
	Portland General Electric Co.	29,529	1,370	0.4%
	ONE Gas Inc.	17,028	1,337	0.4%
	ALLETE Inc.	16,880	1,267	0.3%
	Southwest Gas Holdings Inc.	15,773	1,220	0.3%
	New Jersey Resources Corp.	26,397	1,204	0.3%
	Spire Inc.	16,101	1,200	0.3%
	Avista Corp.	21,507	1,104	0.3%
	Utilities—Other †		12,994	3.5%
			23,313	6.2%
Total Common Stocks (Cost $312,004)			371,625	99.2%[2]

28

Russell 2000 Value Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[3,4] Vanguard Market Liquidity Fund	2.153%	56,401	5,642	1.4%

5U.S. Government and Agency Obligations †			199	0.1%
Total Temporary Cash Investments (Cost $5,839)			5,841	1.5%[2]
Total Investments (Cost $317,843)			377,466	100.7%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			19
Receivables for Accrued Income			311
Receivables for Capital Shares Issued			7
Variation Margin Receivable—Futures Contracts			11
Total Other Assets			348	0.1%
Liabilities
Payables for Investment Securities Purchased			(606)
Collateral for Securities on Loan			(2,409)
Payables for Capital Shares Redeemed			(37)
Payables to Vanguard			(70)
Other Liabilities			(19)
Total Liabilities			(3,141)	(0.8%)
Net Assets			374,673	100.0%

At August 31, 2018, net assets consisted of:
				Amount
				($000)
Paid-in Capital				335,036
Undistributed Net Investment Income				1,314
Accumulated Net Realized Losses				(21,384)
Unrealized Appreciation (Depreciation)
Investment Securities				59,623
Futures Contracts				84
Net Assets				374,673

29

Russell 2000 Value Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 1,875,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	223,211
Net Asset Value Per Share—ETF Shares	$119.05

Institutional Shares—Net Assets
Applicable to 645,044 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	151,462
Net Asset Value Per Share—Institutional Shares	$234.81

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,205,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
§ Certain of the fund’s securities are valued using significant unobservable inputs.
1 “Other” represents securities that are not classified by the fund’s benchmark index.
2 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.7%, respectively, of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $2,409,000 of collateral received for securities on loan.
5 Securities with a value of $199,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	September 2018	37	3,220	84

See accompanying Notes, which are an integral part of the Financial Statements.

30

Russell 2000 Value Index Fund

Statement of Operations

Year Ended
August31,2018
($000)
Investment Income
Income
Dividends	6,489
Interest[1]	32
Securities Lending—Net	236
Total Income	6,757
Expenses
The Vanguard Group—Note B
Investment Advisory Services	53
Management and Administrative—ETF Shares	242
Management and Administrative—Institutional Shares	24
Marketing and Distribution—ETF Shares	10
Marketing and Distribution—Institutional Shares	4
Custodian Fees	130
Auditing Fees	33
Shareholders’ Reports and Proxy—ETF Shares	18
Shareholders’ Reports and Proxy—Institutional Shares	—
Total Expenses	514
Net Investment Income	6,243
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	17,857
Futures Contracts	252
Realized Net Gain (Loss)	18,109
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	38,873
Futures Contracts	49
Change in Unrealized Appreciation (Depreciation)	38,922
Net Increase (Decrease) in Net Assets Resulting from Operations	63,274

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $29,000, ($1,000), and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2 Includes $24,004,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Russell 2000 Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,243	5,564
Realized Net Gain (Loss)	18,109	16,665
Change in Unrealized Appreciation (Depreciation)	38,922	13,434
Net Increase (Decrease) in Net Assets Resulting from Operations	63,274	35,663
Distributions
Net Investment Income
ETF Shares	(3,273)	(2,681)
Institutional Shares	(2,871)	(2,873)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(6,144)	(5,554)
Capital Share Transactions
ETF Shares	19,909	36,580
Institutional Shares	(19,999)	1,757
Net Increase (Decrease) from Capital Share Transactions	(90)	38,337
Total Increase (Decrease)	57,040	68,446
Net Assets
Beginning of Period	317,633	249,187
End of Period[1]	374,673	317,633
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,314,000 and $1,146,000.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Russell 2000 Value Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$100.96	$90.64	$81.88	$87.76	$75.48
Investment Operations
Net Investment Income	1.905[1]	1.736[1]	1.561	1.530	1.284
Net Realized and Unrealized Gain (Loss)
on Investments	18.070	10.358	9.305	(5.907)	12.219
Total from Investment Operations	19.975	12.094	10.866	(4.377)	13.503
Distributions
Dividends from Net Investment Income	(1.885)	(1.774)	(2.106)	(1.503)	(1.223)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.885)	(1.774)	(2.106)	(1.503)	(1.223)
Net Asset Value, End of Period	$119.05	$100.96	$90.64	$81.88	$87.76

Total Return	19.96%	13.42%	13.62%	-5.10%	17.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$223	$172	$120	$74	$70
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.73%	1.76%	2.02%	1.80%	1.83%
Portfolio Turnover Rate[2]	30%	36%	31%	28%	36%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

33

Russell 2000 Value Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$199.13	$178.76	$161.59	$173.15	$148.87
Investment Operations
Net Investment Income	4.029[1]	3.737[1]	3.265	3.195	2.724
Net Realized and Unrealized Gain (Loss)
on Investments	35.618	20.356	18.355	(11.619)	24.103
Total from Investment Operations	39.647	24.093	21.620	(8.424)	26.827
Distributions
Dividends from Net Investment Income	(3.967)	(3.723)	(4.450)	(3.136)	(2.547)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.967)	(3.723)	(4.450)	(3.136)	(2.547)
Net Asset Value, End of Period	$234.81	$199.13	$178.76	$161.59	$173.15

Total Return	20.10%	13.55%	13.76%	-4.97%	18.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$151	$146	$129	$71	$82
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.85%	1.88%	2.14%	1.92%	1.95%
Portfolio Turnover Rate[2]	30%	36%	31%	28%	36%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

34

Russell 2000 Value Index Fund

Notes to Financial Statements

Vanguard Russell 2000 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

35

Russell 2000 Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

36

Russell 2000 Value Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $19,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted
on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	371,621	—	4
Temporary Cash Investments	5,642	199	—
Futures Contracts—Assets[1]	11	—	—
Total	377,274	199	4
1 Represents variation margin on the last day of the reporting period.

37

Russell 2000 Value Index Fund

D. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for in-kind redemptions and passive foreign investment companies were reclassified to the following accounts:

Amount
($000)
Paid-in capital	23,997
Undistributed (Overdistributed) net investment income	69
Accumulated net realized gains (losses)	(24,066)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales, the realization of unrealized gains or losses on certain futures contracts, and unrealized gains on passive foreign investment companies. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	1,368
Undistributed long-term gains	—
Capital loss carryforwards (non-expiring)	(21,300)
Net unrealized gains (losses)	59,612

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	317,854
Gross unrealized appreciation	72,265
Gross unrealized depreciation	(12,653)
Net unrealized appreciation (depreciation)	59,612

38

Russell 2000 Value Index Fund

E. During the year ended August 31, 2018, the fund purchased $177,567,000 of investment securities and sold $176,666,000 of investment securities, other than temporary cash investments. Purchases and sales include $72,595,000 and $66,633,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2018, such purchases and sales were $45,497,000 and $31,004,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	87,282	750	95,420	950
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(67,373)	(575)	(58,840)	(575)
Net Increase (Decrease)—ETF Shares	19,909	175	36,580	375
Institutional Shares
Issued	24,366	112	39,675	198
Issued in Lieu of Cash Distributions	2,753	13	2,511	13
Redeemed	(47,118)	(213)	(40,429)	(200)
Net Increase (Decrease)—Institutional Shares	(19,999)	(88)	1,757	11

G. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

39

Russell 2000 Growth Index Fund

Fund Profile
As of August 31, 2018

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	VTWG	VRTGX
Expense Ratio[1]	0.20%	0.08%
30-Day SEC Yield	0.48%	0.60%

Portfolio Characteristics
		Russell	DJ
		2000	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Number of Stocks	1,370	1,212	3,745
Median Market Cap	$2.5B	$2.5B	$71.0B
Price/Earnings Ratio	25.9x	25.9x	21.0x
Price/Book Ratio	4.5x	4.5x	3.2x
Return on Equity	8.3%	8.3%	15.0%
Earnings Growth
Rate	12.4%	12.2%	8.4%
Dividend Yield	0.6%	0.6%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	35%	—	—
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		2000	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Consumer Discretionary	17.8%	17.8%	14.4%
Consumer Staples	2.5	2.5	5.3
Energy	2.2	2.2	5.6
Financial Services	10.1	10.1	20.8
Health Care	26.5	26.5	13.9
Materials & Processing	7.9	7.9	3.5
Producer Durables	15.4	15.4	10.5
Technology	15.9	15.9	21.4
Utilities	1.7	1.7	4.6

Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided a RGS classification as of the effective reporting period.

Volatility Measures
		DJ
		U.S. Total
	Russell 2000	Market
	Growth Index	FA Index
R-Squared	1.00	0.73
Beta	1.00	1.24
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Five Below Inc.	Specialty Retail	0.5%
Haemonetics Corp.	Medical Equipment	0.5
Etsy Inc.	Diversified Retail	0.5
Integrated Device	Semiconductors &
Technology Inc.	Components	0.5
Ligand Pharmaceuticals
Inc.	Biotechnology	0.5
Primerica Inc.	Insurance: Life	0.5
HubSpot Inc.	Computer Services
	Software & Systems	0.4
Teladoc Health Inc.	Health Care Services	0.4
HealthEquity Inc.	Health Care
	Management
	Services	0.4
Blackbaud Inc.	Computer Services
	Software & Systems	0.4
Top Ten		4.6%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratios were 0.20% for ETF Shares and 0.08% for Institutional Shares.

40

Russell 2000 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2018
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2018
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(9/20/2010)	Investment

	Russell 2000 Growth Index Fund*ETF
	Shares Net Asset Value	30.69%	14.22%	15.64%	$31,731
	Russell 2000 Growth Index Fund*ETF
	Shares Market Price	30.66	14.23	15.64	31,730

• • • • • • • •	Russell 2000 Growth Index	30.72	14.20	15.67	31,795

– – – –	Small-Cap Growth Funds Average	34.70	13.68	14.88	30,108
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	20.26	14.21	14.77	29,886

Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

41

Russell 2000 Growth Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2018
			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(5/25/2011)	Investment
Russell 2000 Growth Index Fund
Institutional Shares	30.85%	14.36%	13.51%	$12,559,398

Russell 2000 Growth Index	30.72	14.20	13.40	12,469,457
Dow Jones U.S. Total Stock Market Float
Adjusted Index	20.26	14.21	13.56	12,596,493
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2018
			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 2000 Growth Index Fund ETF Shares Market
Price	30.66%	94.45%	217.30%
Russell 2000 Growth Index Fund ETF Shares Net
Asset Value	30.69	94.43	217.31
Russell 2000 Growth Index	30.72	94.23	217.95
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2018

42

Russell 2000 Growth Index Fund

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/20/2010
Market Price		21.84%	13.69%	14.86%
Net Asset Value		21.82	13.67	14.86
Institutional Shares	5/25/2011	21.96	13.80	12.61

43

Russell 2000 Growth Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2018

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
* Five Below Inc.	40,354	4,700	0.5%
* Etsy Inc.	88,053	4,287	0.5%
Texas Roadhouse Inc. Class A	50,100	3,454	0.4%
* Planet Fitness Inc. Class A	65,357	3,357	0.4%
* Trade Desk Inc. Class A	23,290	3,304	0.4%
* Ollie’s Bargain Outlet Holdings Inc.	36,628	3,190	0.4%
* Stamps.com Inc.	12,828	3,187	0.4%
* Deckers Outdoor Corp.	23,561	2,871	0.3%
American Eagle Outfitters Inc.	107,151	2,782	0.3%
World Wrestling Entertainment Inc. Class A	31,201	2,727	0.3%
Nexstar Media Group Inc. Class A	33,124	2,716	0.3%
Consumer Discretionary—Other †		118,732	13.6%
		155,307	17.8%

Consumer Staples †		21,601	2.5%

Energy
Delek US Holdings Inc.	56,872	3,099	0.4%
Energy—Other †		15,969	1.8%
		19,068	2.2%
Financial Services
Primerica Inc.	32,307	3,950	0.5%
* Green Dot Corp. Class A	35,308	3,025	0.3%
Ryman Hospitality Properties Inc.	33,039	2,932	0.3%
First Financial Bankshares Inc.	48,069	2,903	0.3%
Financial Services—Other †		74,847	8.6%
		87,657	10.0%

44

Russell 2000 Growth Index Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Health Care
*	Haemonetics Corp.	39,691	4,431	0.5%
*	Ligand Pharmaceuticals Inc.	15,424	4,005	0.5%
*,^	Teladoc Health Inc.	49,540	3,842	0.5%
*	HealthEquity Inc.	40,021	3,770	0.4%
*	Medidata Solutions Inc.	42,545	3,615	0.4%
*	LivaNova plc	28,463	3,574	0.4%
*	Neogen Corp.	37,216	3,477	0.4%
*	Inogen Inc.	12,988	3,441	0.4%
*	FibroGen Inc.	55,394	3,387	0.4%
*	Loxo Oncology Inc.	19,639	3,319	0.4%
*	Ultragenyx Pharmaceutical Inc.	34,816	2,950	0.3%
*	Globus Medical Inc.	52,989	2,823	0.3%
	Health Care—Other †		188,562	21.6%
			231,196	26.5%
Materials & Processing
*	Trex Co. Inc.	43,668	3,699	0.4%
*	Ingevity Corp.	31,315	3,163	0.4%
	Materials & Processing—Other †		61,608	7.0%
			68,470	7.8%

§,1Other †			372	0.0%

Producer Durables
*	ASGN Inc.	37,489	3,471	0.4%
	Insperity Inc.	28,248	3,386	0.4%
	Woodward Inc.	39,613	3,191	0.4%
	MAXIMUS Inc.	47,865	3,183	0.4%
*	Proto Labs Inc.	20,027	3,113	0.4%
	Korn/Ferry International	41,773	2,804	0.3%
	Brink’s Co.	37,065	2,784	0.3%
	John Bean Technologies Corp.	23,075	2,730	0.3%
	Tetra Tech Inc.	38,385	2,679	0.3%
	Producer Durables—Other †		106,889	12.2%
			134,230	15.4%
Technology
*	Integrated Device Technology Inc.	98,092	4,168	0.5%
*	HubSpot Inc.	26,744	3,843	0.4%
	Blackbaud Inc.	35,675	3,731	0.4%
	Entegris Inc.	104,976	3,559	0.4%
*	New Relic Inc.	32,791	3,370	0.4%
*	Lumentum Holdings Inc.	46,322	3,145	0.4%
*	Silicon Laboratories Inc.	31,627	3,099	0.4%
	Science Applications International Corp.	31,315	2,825	0.3%
*	Yelp Inc. Class A	59,757	2,816	0.3%
*	Coupa Software Inc.	39,183	2,810	0.3%
	Technology—Other †		105,541	12.1%
			138,907	15.9%
Utilities
	j2 Global Inc.	34,520	2,850	0.3%
	Utilities—Other †		11,904	1.4%
			14,754	1.7%
Total Common Stocks (Cost $683,188)			871,562	99.8%[2]

45

Russell 2000 Growth Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[3,4] Vanguard Market Liquidity Fund	2.153%	170,119	17,015	2.0%

5U.S. Government and Agency Obligations †			250	0.0%
Total Temporary Cash Investments (Cost $17,261)			17,265	2.0%[2]
Total Investments (Cost $700,449)			888,827	101.8%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			42
Receivables for Investment Securities Sold			46
Receivables for Accrued Income			375
Receivables for Capital Shares Issued			143
Variation Margin Receivable—Futures Contracts			10
Total Other Assets			616	0.1%
Liabilities
Payables for Investment Securities Purchased			(1,911)
Collateral for Securities on Loan			(13,514)
Payables for Capital Shares Redeemed			(358)
Payables to Vanguard			(133)
Other Liabilities			(5)
Total Liabilities			(15,921)	(1.9%)
Net Assets			873,522	100.0%

At August 31, 2018, net assets consisted of:
				Amount
				($000)
Paid-in Capital				737,876
Undistributed Net Investment Income				1,229
Accumulated Net Realized Losses				(54,024)
Unrealized Appreciation (Depreciation)
Investment Securities				188,378
Futures Contracts				63
Net Assets				873,522

46

Russell 2000 Growth Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 2,050,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	328,246
Net Asset Value Per Share—ETF Shares	$160.12

Institutional Shares—Net Assets
Applicable to 1,787,577 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	545,276
Net Asset Value Per Share—Institutional Shares	$305.04

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $12,608,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
§ Certain of the fund’s securities are valued using significant unobservable inputs.
1 “Other” represents securities that are not classified by the fund’s benchmark index.
2 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.2% and 1.6%, respectively, of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $13,514,000 of collateral received for securities on loan.
5 Securities with a value of $149,000 have been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	September 2018	36	3,133	63

See accompanying Notes, which are an integral part of the Financial Statements.

47

Russell 2000 Growth Index Fund

Statement of Operations

Year Ended
August31,2018
($000)
Investment Income
Income
Dividends	4,835
Interest[1]	56
Securities Lending—Net	992
Total Income	5,883
Expenses
The Vanguard Group—Note B
Investment Advisory Services	106
Management and Administrative—ETF Shares	399
Management and Administrative—Institutional Shares	208
Marketing and Distribution—ETF Shares	14
Marketing and Distribution—Institutional Shares	13
Custodian Fees	63
Auditing Fees	33
Shareholders’ Reports and Proxy—ETF Shares	18
Shareholders’ Reports and Proxy—Institutional Shares	11
Total Expenses	865
Net Investment Income	5,018
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	58,116
Futures Contracts	498
Realized Net Gain (Loss)	58,614
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	122,921
Futures Contracts	97
Change in Unrealized Appreciation (Depreciation)	123,018
Net Increase (Decrease) in Net Assets Resulting from Operations	186,650

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $49,000, ($2,000), and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.
2 Includes $67,540,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

48

Russell 2000 Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,018	4,195
Realized Net Gain (Loss)	58,614	11,911
Change in Unrealized Appreciation (Depreciation)	123,018	53,655
Net Increase (Decrease) in Net Assets Resulting from Operations	186,650	69,761
Distributions
Net Investment Income
ETF Shares	(1,438)	(1,648)
Institutional Shares	(3,131)	(2,980)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(4,569)	(4,628)
Capital Share Transactions
ETF Shares	71,455	25,090
Institutional Shares	56,059	110,695
Net Increase (Decrease) from Capital Share Transactions	127,514	135,785
Total Increase (Decrease)	309,595	200,918
Net Assets
Beginning of Period	563,927	363,009
End of Period[1]	873,522	563,927
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,229,000 and $775,000.

See accompanying Notes, which are an integral part of the Financial Statements.

49

Russell 2000 Growth Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$123.26	$106.98	$104.34	$99.83	$85.58
Investment Operations
Net Investment Income	. 895[1]	.961[1]	. 989.680		.646
Net Realized and Unrealized Gain (Loss)
on Investments	36.791	16.455	2.721	4.471	14.153
Total from Investment Operations	37.686	17.416	3.710	5.151	14.799
Distributions
Dividends from Net Investment Income	(.826)	(1.136)	(1.070)	(.641)	(.549)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.826)	(1.136)	(1.070)	(.641)	(.549)
Net Asset Value, End of Period	$160.12	$123.26	$106.98	$104.34	$99.83

Total Return	30.69%	16.39%	3.62%	5.17%	17.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$328	$194	$144	$149	$100
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	0.64%	0.83%	0.99%	0.67%	0.60%
Portfolio Turnover Rate[2]	35%	34%	33%	34%	35%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

50

Russell 2000 Growth Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$234.80	$203.79	$198.85	$190.26	$162.99
Investment Operations
Net Investment Income	2.026 [1]	2.102[1]	2.121	1.478	1.412
Net Realized and Unrealized Gain (Loss)
on Investments	70.080	31.338	5.185	8.565	26.992
Total from Investment Operations	72.106	33.440	7.306	10.043	28.404
Distributions
Dividends from Net Investment Income	(1.866)	(2.430)	(2.366)	(1.453)	(1.134)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.866)	(2.430)	(2.366)	(1.453)	(1.134)
Net Asset Value, End of Period	$305.04	$234.80	$203.79	$198.85	$190.26

Total Return	30.85%	16.53%	3.74%	5.29%	17.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$545	$370	$219	$187	$171
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	0.76%	0.95%	1.11%	0.79%	0.72%
Portfolio Turnover Rate[2]	35%	34%	33%	34%	35%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

51

Russell 2000 Growth Index Fund

Notes to Financial Statements

Vanguard Russell 2000 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

52

Russell 2000 Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

53

Russell 2000 Growth Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $42,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted
on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	871,212	—	350
Temporary Cash Investments	17,015	250	—
Futures Contracts—Assets[1]	10	—	—
Total	888,237	250	350
1 Represents variation margin on the last day of the reporting period.

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Russell 2000 Growth Index Fund

D. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for in-kind redemptions and passive foreign investment companies were reclassified to the following accounts:

Amount
($000)
Paid-in capital	67,539
Undistributed (Overdistributed) net investment income	5
Accumulated net realized gains (losses)	(67,544)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales, the realization of unrealized gains or losses on certain futures contracts, and unrealized gains on passive foreign investment companies. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	1,316
Undistributed long-term gains	—
Capital loss carryforwards (non-expiring)	(53,961)
Net unrealized gains (losses)	188,372

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	700,455
Gross unrealized appreciation	213,568
Gross unrealized depreciation	(25,196)
Net unrealized appreciation (depreciation)	188,372

55

Russell 2000 Growth Index Fund

E. During the year ended August 31, 2018, the fund purchased $530,332,000 of investment securities and sold $400,882,000 of investment securities, other than temporary cash investments. Purchases and sales include $233,321,000 and $158,642,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2018, such purchases and sales were $45,013,000 and $72,024,000, respectively; these amounts are included in the purchases and sales of investment security note above.

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	234,403	1,550	48,370	425
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(162,948)	(1,075)	(23,280)	(200)
Net Increase (Decrease)—ETF Shares	71,455	475	25,090	225
Institutional Shares
Issued	91,649	347	142,467	647
Issued in Lieu of Cash Distributions	3,131	12	2,980	14
Redeemed	(38,721)	(146)	(34,752)	(159)
Net Increase (Decrease)—Institutional Shares	56,059	213	110,695	502

G. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund and Vanguard Russell 2000 Growth Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of net assets—investments summary of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund and Vanguard Russell 2000 Growth Index Fund (three of the funds constituting Vanguard Scottsdale Funds, hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2018 and each of the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 18, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

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Special 2018 tax information (unaudited) for Vanguard Russell 2000 Index Funds

This information for the fiscal year ended August 31, 2018, is included pursuant to provisions of the
Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Russell 2000 Index Fund	18,750
Russell 2000 Value Index Fund	4,506
Russell 2000 Growth Index Fund	3,818

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Russell 2000 Index Fund	73.1%
Russell 2000 Value Index Fund	69.3
Russell 2000 Growth Index Fund	84.0

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Russell 2000 Index Funds
Periods Ended August 31, 2018
			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 2000 Index Fund ETF Shares
Returns Before Taxes	25.49%	13.03%	14.30%
Returns After Taxes on Distributions	25.05	12.59	13.94
Returns After Taxes on Distributions and Sale of
Fund Shares	15.22	10.26	11.73

			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 2000 Value Index Fund ETF Shares
Returns Before Taxes	19.96%	11.59%	12.73%
Returns After Taxes on Distributions	19.37	10.95	12.20
Returns After Taxes on Distributions and Sale of
Fund Shares	12.01	8.99	10.28

			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 2000 Growth Index Fund ETF Shares
Returns Before Taxes	30.69%	14.22%	15.64%
Returns After Taxes on Distributions	30.48	13.98	15.45
Returns After Taxes on Distributions and Sale of
Fund Shares	18.24	11.35	13.00

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended August 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2018	8/31/2018	Period
Based on Actual Fund Return
Russell 2000 Index Fund
ETF Shares	$1,000.00	$1,254.93	$0.85
Institutional Shares	1,000.00	1,255.82	0.45
Russell 2000 Value Index Fund
ETF Shares	$1,000.00	$1,199.64	$1.11
Institutional Shares	1,000.00	1,200.98	0.44
Russell 2000 Growth Index Fund
ETF Shares	$1,000.00	$1,306.92	$1.16
Institutional Shares	1,000.00	1,308.49	0.47
Based on Hypothetical 5% Yearly Return
Russell 2000 Index Fund
ETF Shares	$1,000.00	$1,024.45	$0.77
Institutional Shares	1,000.00	1,024.80	0.41
Russell 2000 Value Index Fund
ETF Shares	$1,000.00	$1,024.20	$1.02
Institutional Shares	1,000.00	1,024.80	0.41
Russell 2000 Growth Index Fund
ETF Shares	$1,000.00	$1,024.20	$1.02
Institutional Shares	1,000.00	1,024.80	0.41

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Russell 2000 Index Fund, 0.15% for ETF Shares and 0.08% for Institutional Shares; for the Russell 2000 Value Index
Fund, 0.20% for ETF Shares and 0.08% for Institutional Shares; and for the Russell 2000 Growth Index Fund, 0.20% for ETF Shares and
0.08% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

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Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund, and Vanguard Russell 2000 Growth Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they had received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the funds since their inception in 2010, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered each fund’s performance since its inception, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about each fund’s most recent performance can be found on the Performance Summary pages of this report.

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Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

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Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
rights reserved.
Institutional Investor Services > 800-523-1036
The Russell Indexes and Russell® are registered
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Who Are Deaf or Hard of Hearing > 800-749-7273	licensed for use by The Vanguard Group, Inc. The
This material may be used in conjunction	products are not sponsored, endorsed, sold, or
promoted by Russell Investments and Russell
with the offering of shares of any Vanguard	Investments makes no representation regarding the
fund only if preceded or accompanied by	advisability of investing in the products.
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18510 102018

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Fund Profile.	5
Performance Summary.	6
Financial Statements.	8
Your Fund’s After-Tax Returns.	23
About Your Fund’s Expenses.	24
Trustees Approve Advisory Arrangement.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• Vanguard Russell 3000 Index Fund, which represents the broad U.S. stock market, returned more than 20% for the 12 months ended August 31, 2018. The fund’s return was in line with that of its target index and exceeded the average return of its multicapitalization core fund peers.

• Despite bouts of volatility, the stock market generally rose during the fiscal year.

Small-cap stocks outperformed large-caps, and growth stocks outmuscled their value counterparts.

• Eight of the fund’s nine industry sectors advanced, with technology, financial services, and consumer discretionary stocks contributing the most to returns.

• The consumer staples sector slightly dampened returns.

Total Returns: Fiscal Year Ended August 31, 2018
Total
Returns
Vanguard Russell 3000 Index Fund
ETF Shares
Market Price	20.15%
Net Asset Value	20.07
Institutional Shares	20.15
Russell 3000 Index	20.25
Multi-Cap Core Funds Average	16.79

Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The
Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573;
8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the
Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Total Returns: Inception Through August 31, 2018
Average
Annual Return
Russell 3000 Index Fund ETF Shares Net Asset Value (Returns since inception: 9/20/2010)	14.63%
Russell 3000 Index	14.79
Multi-Cap Core Funds Average	12.13
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Institutional	Peer Group
	Shares	Shares	Average
Russell 3000 Index Fund	0.15%	0.08%	1.11%

The fund expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the fund’s expense ratios were 0.15% for ETF Shares and 0.08% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Multi-Cap Core Funds.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

3

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
September 13, 2018

Market Barometer
	Average Annual Total Returns
	Periods Ended August 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	19.82%	15.84%	14.36%
Russell 2000 Index (Small-caps)	25.45	16.11	13.00
Russell 3000 Index (Broad U.S. market)	20.25	15.86	14.25
FTSE All-World ex US Index (International)	3.51	8.31	5.82

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.05%	1.76%	2.49%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.49	2.71	4.12
FTSE Three-Month U. S. Treasury Bill Index	1.49	0.74	0.44

CPI
Consumer Price Index	2.70%	1.90%	1.52%

4

Russell 3000 Index Fund

Fund Profile
As of August 31, 2018

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	VTHR	VRTTX
Expense Ratio[1]	0.15%	0.08%
30-Day SEC Yield	1.70%	1.77%

Portfolio Characteristics
			DJ
		Russell	U.S. Total
		3000	Market
	Fund	Index	FA Index
Number of Stocks	2,820	2,984	3,745
Median Market Cap	$71.2B	$71.2B	$71.0B
Price/Earnings Ratio	21.1x	21.1x	21.0x
Price/Book Ratio	3.2x	3.2x	3.2x
Return on Equity	15.0%	15.0%	15.0%
Earnings Growth
Rate	8.3%	8.4%	8.4%
Dividend Yield	1.7%	1.7%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	14%	—	—
Short-Term Reserves	-0.2%	—	—

Sector Diversification (% of equity exposure)
			DJ
		Russell U.S. Total
		3000	Market
	Fund	Index FA Index
Consumer Discretionary	14.3%	14.3%	14.4%
Consumer Staples	5.3	5.3	5.3
Energy	5.6	5.6	5.6
Financial Services	20.8	20.8	20.8
Health Care	14.0	14.0	13.9
Materials & Processing	3.4	3.4	3.5
Producer Durables	10.5	10.5	10.5
Technology	21.5	21.5	21.4
Utilities	4.6	4.6	4.6

Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided a RGS classification as of the effective reporting period.

Volatility Measures
		DJ
	Russell	U.S. Total
	3000	Market
	Index	FA Index
R-Squared	1.00	1.00
Beta	1.00	1.00
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Technology	3.7%
Microsoft Corp.	Computer Services
	Software & Systems	2.8
Amazon.com Inc.	Diversified Retail	2.7
Alphabet Inc.	Computer Services
	Software & Systems	2.5
Facebook Inc.	Computer Services
	Software & Systems	1.4
Berkshire Hathaway Inc. Insurance: Multi-Line		1.3
JPMorgan Chase & Co.	Diversified Financial
	Services	1.3
Johnson & Johnson	Pharmaceuticals	1.2
Exxon Mobil Corp.	Oil: Integrated	1.1
Bank of America Corp.	Banks: Diversified	1.0
Top Ten		19.0%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratios were 0.15% for ETF Shares and 0.08% for Institutional Shares.

5

Russell 3000 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2018
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2018

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(9/20/2010)	Investment

	Russell 3000 Index Fund*ETF Shares
	Net Asset Value	20.07%	14.08%	14.63%	$29,580
	Russell 3000 Index Fund*ETF Shares
	Market Price	20.15	14.09	14.63	29,595

• • • • • • • •	Russell 3000 Index	20.25	14.25	14.79	29,929

– – – –	Multi-Cap Core Funds Average	16.79	11.44	12.13	24,842
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	20.26	14.21	14.77	29,886

Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(11/1/2010)	Investment
Russell 3000 Index Fund Institutional Shares	20.15%	14.16%	14.35%	$14,287,772
Russell 3000 Index	20.25	14.25	14.44	14,373,987
Dow Jones U.S. Total Stock Market Float
Adjusted Index	20.26	14.21	14.41	14,350,724
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

6

Russell 3000 Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2018

			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 3000 Index Fund ETF Shares Market Price	20.15%	93.32%	195.95%
Russell 3000 Index Fund ETF Shares Net Asset
Value	20.07	93.23	195.80
Russell 3000 Index	20.25	94.69	199.29
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2018

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/20/2010
Market Price		14.71%	13.14%	14.00%
Net Asset Value		14.63	13.12	13.98
Institutional Shares	11/1/2010	14.70	13.21	13.69

7

Russell 3000 Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2018

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
* Amazon.com Inc.	17,536	35,295	2.7%
Home Depot Inc.	49,648	9,968	0.8%
Comcast Corp. Class A	197,174	7,293	0.6%
Walt Disney Co.	64,328	7,206	0.6%
* Netflix Inc.	17,990	6,615	0.5%
Walmart Inc.	61,511	5,896	0.5%
McDonald’s Corp.	33,944	5,507	0.4%
Consumer Discretionary—Other †		106,221	8.2%
		184,001	14.3%
Consumer Staples
Procter & Gamble Co.	108,361	8,989	0.7%
Coca-Cola Co.	164,805	7,345	0.6%
PepsiCo Inc.	61,138	6,848	0.5%
Philip Morris International Inc.	66,978	5,217	0.4%
Altria Group Inc.	81,420	4,765	0.4%
Consumer Staples—Other †		35,299	2.7%
		68,463	5.3%
Energy
Exxon Mobil Corp.	182,900	14,663	1.1%
Chevron Corp.	82,245	9,743	0.8%
Energy—Other †		47,390	3.7%
		71,796	5.6%
Financial Services
* Berkshire Hathaway Inc. Class B	83,413	17,410	1.3%
JPMorgan Chase & Co.	146,126	16,743	1.3%
Bank of America Corp.	407,914	12,617	1.0%
Visa Inc. Class A	77,007	11,312	0.9%
Wells Fargo & Co.	189,511	11,083	0.8%

8

Russell 3000 Index Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Mastercard Inc. Class A	39,641	8,545	0.7%
Citigroup Inc.	110,231	7,853	0.6%
* PayPal Holdings Inc.	51,283	4,735	0.4%
Financial Services—Other †		177,430	13.7%
		267,728	20.7%
Health Care
Johnson & Johnson	115,959	15,619	1.2%
UnitedHealth Group Inc.	41,252	11,074	0.9%
Pfizer Inc.	250,514	10,401	0.8%
Merck & Co. Inc.	116,229	7,972	0.6%
AbbVie Inc.	68,545	6,579	0.5%
Amgen Inc.	28,551	5,705	0.5%
Medtronic plc	58,480	5,638	0.4%
Abbott Laboratories	73,913	4,940	0.4%
Health Care—Other †		111,539	8.6%
		179,467	13.9%
Materials & Processing
DowDuPont Inc.	100,308	7,035	0.5%
§ Materials & Processing—Other †		37,218	2.9%
		44,253	3.4%

§,1Other †		37	0.0%

Producer Durables
Boeing Co.	23,708	8,127	0.6%
3M Co.	24,923	5,257	0.4%
Honeywell International Inc.	32,191	5,120	0.4%
Union Pacific Corp.	33,187	4,999	0.4%
General Electric Co.	372,120	4,815	0.4%
Producer Durables—Other †		107,042	8.3%
		135,360	10.5%
Technology
Apple Inc.	212,151	48,292	3.7%
Microsoft Corp.	326,788	36,708	2.8%
* Facebook Inc. Class A	102,571	18,025	1.4%
* Alphabet Inc. Class C	13,122	15,985	1.2%
* Alphabet Inc. Class A	12,929	15,926	1.2%
Cisco Systems Inc.	208,248	9,948	0.8%
Intel Corp.	201,328	9,750	0.8%
NVIDIA Corp.	25,149	7,059	0.6%
Oracle Corp.	124,001	6,024	0.5%
International Business Machines Corp.	39,640	5,806	0.5%
* Adobe Systems Inc.	21,190	5,584	0.4%
Texas Instruments Inc.	42,349	4,760	0.4%
Technology—Other †		92,248	7.1%
		276,115	21.4%
Utilities
AT&T Inc.	313,591	10,016	0.8%
Verizon Communications Inc.	178,455	9,703	0.8%
Utilities—Other †		39,122	3.0%
		58,841	4.6%
Total Common Stocks (Cost $956,771)		1,286,061	99.7%[2]

9

Russell 3000 Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[3,4] Vanguard Market Liquidity Fund	2.153%	25,239	2,524	0.2%

U.S. Government and Agency Obligations †			300	0.0%
Total Temporary Cash Investments (Cost $2,824)			2,824	0.2%[2]
[5]Total Investments (Cost $959,595)			1,288,885	99.9%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			64
Receivables for Accrued Income			2,501
Receivables for Capital Shares Issued			95
Variation Margin Receivable—Futures Contracts			—
Other Assets [6]			310
Total Other Assets			2,970	0.2%
Liabilities
Payables for Investment Securities Purchased			(6)
Collateral for Securities on Loan			(265)
Payables for Capital Shares Redeemed			(438)
Payables to Vanguard			(260)
Other Liabilities			(100)
Total Liabilities			(1,069)	(0.1%)
Net Assets			1,290,786	100.0%

At August 31, 2018, net assets consisted of:
				Amount
				($000)
Paid-in Capital				983,208
Undistributed Net Investment Income				4,656
Accumulated Net Realized Losses				(26,566)
Unrealized Appreciation (Depreciation)
Investment Securities				329,290
Futures Contracts				198
Net Assets				1,290,786

ETF Shares—Net Assets
Applicable to 3,075,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				411,993
Net Asset Value Per Share—ETF Shares				$133.98

10

Russell 3000 Index Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 3,388,640 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	878,793
Net Asset Value Per Share—Institutional Shares	$259.33

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
§ Certain of the fund’s securities are valued using significant unobservable inputs.
1 “Other” represents securities that are not classified by the fund’s benchmark index.
2 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and -0.1%, respectively, of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $265,000 of collateral received for securities on loan.
5 The total value of securities on loan is $247,000.
6 Cash of $300,000 has been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2018	32	4,643	198

See accompanying Notes, which are an integral part of the Financial Statements.

11

Russell 3000 Index Fund

Statement of Operations

Year Ended
August31,2018
($000)
Investment Income
Income
Dividends	21,802
Interest[1]	43
Securities Lending—Net	51
Total Income	21,896
Expenses
The Vanguard Group—Note B
Investment Advisory Services	178
Management and Administrative—ETF Shares	427
Management and Administrative—Institutional Shares	416
Marketing and Distribution—ETF Shares	22
Marketing and Distribution—Institutional Shares	18
Custodian Fees	101
Auditing Fees	33
Shareholders’ Reports and Proxy—ETF Shares	11
Shareholders’ Reports and Proxy—Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	1,207
Net Investment Income	20,689
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	29,938
Futures Contracts	464
Realized Net Gain (Loss)	30,402
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	166,076
Futures Contracts	128
Change in Unrealized Appreciation (Depreciation)	166,204
Net Increase (Decrease) in Net Assets Resulting from Operations	217,295

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $40,000, ($1,000), and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2 Includes $32,032,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Russell 3000 Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	20,689	22,270
Realized Net Gain (Loss)	30,402	52,614
Change in Unrealized Appreciation (Depreciation)	166,204	96,914
Net Increase (Decrease) in Net Assets Resulting from Operations	217,295	171,798
Distributions
Net Investment Income
ETF Shares	(6,199)	(5,670)
Institutional Shares	(14,177)	(16,819)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(20,376)	(22,489)
Capital Share Transactions
ETF Shares	6,041	21,046
Institutional Shares	(10,897)	(200,208)
Net Increase (Decrease) from Capital Share Transactions	(4,856)	(179,162)
Total Increase (Decrease)	192,063	(29,853)
Net Assets
Beginning of Period	1,098,723	1,128,576
End of Period[1]	1,290,786	1,098,723
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,656,000 and $4,336,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Russell 3000 Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$113.52	$99.77	$91.43	$92.82	$75.79
Investment Operations
Net Investment Income	2.099[1]	1.980[1]	1.850	1.649	1.485
Net Realized and Unrealized Gain (Loss)
on Investments	20.442	13.722	8.248	(1.396)	17.004
Total from Investment Operations	22.541	15.702	10.098	.253	18.489
Distributions
Dividends from Net Investment Income	(2.081)	(1.952)	(1.758)	(1.643)	(1.459)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.081)	(1.952)	(1.758)	(1.643)	(1.459)
Net Asset Value, End of Period	$133.98	$113.52	$99.77	$91.43	$92.82

Total Return	20.07%	15.92%	11.20%	0.21%	24.58%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$412	$343	$282	$169	$121
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	1.70%	1.85%	1.98%	1.76%	1.77%
Portfolio Turnover Rate[2]	14%	16%	8%	4%	8%
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Russell 3000 Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$219.72	$193.10	$176.98	$179.64	$146.68
Investment Operations
Net Investment Income	4.220[1]	3.952[1]	3.689	3.318	2.986
Net Realized and Unrealized Gain (Loss)
on Investments	39.578	26.583	15.965	(2.689)	32.903
Total from Investment Operations	43.798	30.535	19.654	.629	35.889
Distributions
Dividends from Net Investment Income	(4.188)	(3.915)	(3.534)	(3.289)	(2.929)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.188)	(3.915)	(3.534)	(3.289)	(2.929)
Net Asset Value, End of Period	$259.33	$219.72	$193.10	$176.98	$179.64

Total Return	20.15%	16.00%	11.28%	0.30%	24.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$879	$755	$847	$788	$600
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.77%	1.92%	2.05%	1.83%	1.84%
Portfolio Turnover Rate[2]	14%	16%	8%	4%	8%
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Russell 3000 Index Fund

Notes to Financial Statements

Vanguard Russell 3000 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

16

Russell 3000 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income

17

Russell 3000 Index Fund

over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $64,000, representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,286,025	—	36
Temporary Cash Investments	2,524	300	—
Futures Contracts—Assets[1]	—	—	—
Total	1,288,549	300	36
1 Represents variation margin on the last day of the reporting period.

18

Russell 3000 Index Fund

D. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for in-kind redemptions and passive foreign investment companies were reclassified to the following accounts:

Amount
($000)
Paid-in capital	32,032
Undistributed (Overdistributed) net investment income	7
Accumulated net realized gains (losses)	(32,039)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales, the realization of unrealized gains or losses on certain futures contracts, and unrealized gains on passive foreign investment companies. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	4,854
Undistributed long-term gains	—
Capital loss carryforwards (non-expiring)	(26,368)
Net unrealized gains (losses)	329,289

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	959,596
Gross unrealized appreciation	373,971
Gross unrealized depreciation	(44,682)
Net unrealized appreciation (depreciation)	329,289

E. During the year ended August 31, 2018, the fund purchased $257,990,000 of investment securities and sold $261,182,000 of investment securities, other than temporary cash investments. Purchases and sales include $74,158,000 and $91,778,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

19

Russell 3000 Index Fund

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	102,932	825	212,775	1,925
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(96,891)	(775)	(191,729)	(1,725)
Net Increase (Decrease)—ETF Shares	6,041	50	21,046	200
Institutional Shares
Issued	134,022	562	100,395	493
Issued in Lieu of Cash Distributions	13,860	59	16,428	81
Redeemed	(158,779)	(670)	(317,031)	(1,521)
Net Increase (Decrease)—Institutional Shares	(10,897)	(49)	(200,208)	(947)

G. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

20

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Russell 3000 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets—investments summary of Vanguard Russell 3000 Index Fund (one of the funds constituting Vanguard Scottsdale Funds, referred to hereafter as the “Fund”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 18, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

21

Special 2018 tax information (unaudited) for Vanguard Russell 3000 Index Fund

This information for the fiscal year ended August 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $20,376,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 91.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

22

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Russell 3000 Index Fund ETF Shares
Periods Ended August 31, 2018
			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Returns Before Taxes	20.07%	14.08%	14.63%
Returns After Taxes on Distributions	19.58	13.60	14.21
Returns After Taxes on Distributions and Sale of
Fund Shares	12.17	11.21	12.06

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended August 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Russell 3000 Index Fund	2/28/2018	8/31/2018	Period
Based on Actual Fund Return
ETF Shares	$1,000.00	$1,200.74	$0.83
Institutional Shares	1,000.00	1,201.54	0.44
Based on Hypothetical 5% Yearly Return
ETF Shares	$1,000.00	$1,024.45	$0.77
Institutional Shares	1,000.00	1,024.80	0.41

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.15% for ETF Shares and 0.08% for Institutional Shares. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

25

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Russell 3000 Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they had received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the fund since its inception in 2010, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the fund’s performance since its inception, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of the report as well as in the Financial Statements section.

26

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
rights reserved.
Institutional Investor Services > 800-523-1036
The Russell Indexes and Russell® are registered
Text Telephone for People	trademarks of Russell Investments and have been
Who Are Deaf or Hard of Hearing > 800-749-7273	licensed for use by The Vanguard Group, Inc. The
This material may be used in conjunction	products are not sponsored, endorsed, sold, or
promoted by Russell Investments and Russell
with the offering of shares of any Vanguard	Investments makes no representation regarding the
fund only if preceded or accompanied by	advisability of investing in the products.
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18540 102018

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	6
Short-Term Treasury Index Fund.	8
Intermediate-Term Treasury Index Fund.	25
Long-Term Treasury Index Fund.	42
Short-Term Corporate Bond Index Fund.	58
Intermediate-Term Corporate Bond Index Fund.	77
Long-Term Corporate Bond Index Fund.	96
Mortgage-Backed Securities Index Fund.	116
About Your Fund’s Expenses.	138
Trustees Approve Advisory Arrangements.	141
Glossary.	143

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

• Bond yields overall rose for the 12 months ended August 31, 2018, resulting in price declines. Returns of the funds in this report ranged from about –3% for Vanguard Long-Term Treasury Index Fund to just above zero for Vanguard Short-Term Corporate Bond Index Fund. (For the ETF share class, we look at the net asset value return.) The funds mostly performed in line with their benchmarks after taking expenses into account. The Long-Term Treasury Index Fund, though, underperformed its benchmark, largely because of security pricing differences that are expected to be temporary.

A majority of the funds lagged their peer-group average returns.

• Although demand for longer-term bonds picked up at times, their yields finished higher on expectations for continued growth and rising inflation. Shorter-term bond yields also rose as the Federal Reserve further raised rates.

• Corporate fundamentals and quarterly earnings remained robust—helped by recent tax cuts—but corporate bond prices declined as issuance ran high and demand softened.

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Long-Term Treasury Index Fund
ETF Shares	2.95%
Market Price				-3.05%
Net Asset Value				-3.07
Admiral Shares	2.95	2.58%	-5.64%	-3.06
Institutional Shares	2.97	2.59	-5.66	-3.07
Spliced Bloomberg Barclays U.S. Long Treasury Index				-2.75
General U.S. Treasury Funds Average				-2.66
For a benchmark description, see the Glossary.
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Short-Term Corporate Bond Index Fund
ETF Shares	3.32%
Market Price				-0.03%
Net Asset Value				0.01
Admiral Shares	3.32	2.45%	-2.43%	0.02
Institutional Shares	3.34	2.47	-2.40	0.07
Bloomberg Barclays U.S. 1–5 Year Corporate Bond Index				0.08
Short-Intermediate Investment-Grade Debt Funds
Average				-0.25
Short-Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Intermediate-Term Corporate Bond Index Fund
ETF Shares	3.98%
Market Price				-1.71%
Net Asset Value				-1.62
Admiral Shares	3.98	3.31%	-4.92%	-1.61
Institutional Shares	4.00	3.33	-4.90	-1.57
Bloomberg Barclays U.S. 5–10 Year Corporate Bond Index				-1.49
Core Bond Funds Average				-1.12
Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Long-Term Corporate Bond Index Fund
ETF Shares	4.56%
Market Price				-2.22%
Net Asset Value				-2.01
Admiral Shares	4.56	4.08%	-6.08%	-2.00
Institutional Shares	4.58	4.10	-6.05	-1.95
Bloomberg Barclays U.S. 10+ Year Corporate Bond Index				-1.85
Corporate Debt Funds BBB-Rated Average				-1.16
Corporate Debt Funds BBB-Rated Average: Derived from data provided by Lipper, a Thomson Reuters Company.

2

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
vanguard mortgage-backed securities index fund
etf shares	2.86%
market price				-0.65%
net asset value				-0.67
Admiral Shares	2.86	2.44%	-3.12%	-0.68
Institutional Shares	2.88	2.46	-3.14	-0.68
Bloomberg Barclays U.S. MBS Float Adjusted Index				-0.48
U.S. Mortgage Funds Average				-0.47

U.S. Mortgage Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF®
Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and
8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the
Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Total Returns: Inception Through August 31, 2018
Average
Annual Return
Short-Term Treasury Index Fund ETF Shares Net Asset Value (Returns since inception: 11/19/2009)	0.71%
Spliced Bloomberg Barclays U.S. Treasury 1–3 Year Index	0.82
Short-Term U.S. Treasury Funds Average	0.77
For a benchmark description, see the Glossary.
Short-Term U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Intermediate-Term Treasury Index Fund ETF Shares Net Asset Value (Returns since inception:
11/19/2009)	2.50%
Spliced Bloomberg Barclays U.S. Treasury 3–10 Year Index	2.60
General U.S. Treasury Funds Average	3.34
For a benchmark description, see the Glossary.
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Long-Term Treasury Index Fund ETF Shares Net Asset Value (Returns since inception: 11/19/2009)	5.58%
Spliced Bloomberg Barclays U.S. Long Treasury Index	5.70
General U.S. Treasury Funds Average	3.42
For a benchmark description, see the Glossary.
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

3

Average
Annual Return
Short-Term Corporate Bond Index Fund ETF Shares Net Asset Value (Returns since inception:
11/19/2009)	2.72%
Bloomberg Barclays U.S. 1–5 Year Corporate Bond Index	2.92
Short-Intermediate Investment-Grade Debt Funds Average	2.19
Short-Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Intermediate-Term Corporate Bond Index Fund ETF Shares Net Asset Value (Returns since inception:
11/19/2009)	5.07%
Bloomberg Barclays U.S. 5–10 Year Corporate Bond Index	5.19
Spliced Core Bond Funds Average	3.32
For a benchmark description, see the Glossary.
Spliced Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Long-Term Corporate Bond Index Fund ETF Shares Net Asset Value (Returns since inception:
11/19/2009)	6.76%
Bloomberg Barclays U.S. 10+ Year Corporate Bond Index	6.78
Corporate Debt Funds BBB-Rated Average	4.82
Corporate Debt Funds BBB-Rated Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Mortgage-Backed Securities Index Fund ETF Shares Net Asset Value (Returns since inception:
11/19/2009)	2.50%
Bloomberg Barclays U.S. MBS Float Adjusted Index	2.55
U.S. Mortgage Funds Average	2.93
U.S. Mortgage Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

4

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Average
Short-Term Treasury Index Fund	0.07%	0.07%	0.05%	0.47%
Intermediate-Term Treasury Index Fund	0.07	0.07	0.05	0.37
Long-Term Treasury Index Fund	0.07	0.07	0.05	0.37
Short-Term Corporate Bond Index Fund	0.07	0.07	0.05	0.73
Intermediate-Term Corporate Bond
Index Fund	0.07	0.07	0.05	0.74
Long-Term Corporate Bond Index Fund	0.07	0.07	0.05	0.87
Mortgage-Backed Securities Index
Fund	0.07	0.07	0.05	0.85

The fund expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the funds’ expense ratios were: for the Short-Term Treasury Index Fund, 0.07% for ETF
Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Intermediate-Term Treasury Index Fund, 0.07% for ETF
Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Long-Term Treasury Index Fund, 0.07% for ETF Shares,
0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Short-Term Corporate Bond Index Fund, 0.07% for ETF Shares,
0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Intermediate-Term Corporate Bond Index Fund, 0.07% for ETF
Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Long-Term Corporate Bond Index Fund, 0.07% for ETF
Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; and for the Mortgage-Backed Securities Index Fund, 0.07% for ETF
Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2017.

Peer groups: For the Short-Term Treasury Index Fund, Short-Term U.S. Treasury Funds; for the Intermediate-Term Treasury Index Fund,
General U.S. Treasury Funds; for the Long-Term Treasury Index Fund, General U.S. Treasury Funds; for the Short-Term Corporate Bond
Index Fund, Short-Intermediate Investment-Grade Debt Funds; for the Intermediate-Term Corporate Bond Index Fund, Core Bond Funds; for
the Long-Term Corporate Bond Index Fund, Corporate Debt Funds BBB-Rated; and for the Mortgage-Backed Securities Index Fund, U.S.
Mortgage Funds.

5

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

…

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
September 13, 2018

Market Barometer
	Average Annual Total Returns
	Periods Ended August 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	19.82%	15.84%	14.36%
Russell 2000 Index (Small-caps)	25.45	16.11	13.00
Russell 3000 Index (Broad U. S. market)	20.25	15.86	14.25
FTSE All-World ex US Index (International)	3.51	8.31	5.82

Bonds
Bloomberg Barclays U. S. Aggregate Bond Index
(Broad taxable market)	-1.05%	1.76%	2.49%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.49	2.71	4.12
FTSE Three-Month U. S. Treasury Bill Index	1.49	0.74	0.44

CPI
Consumer Price Index	2.70%	1.90%	1.52%

š

Short-Term Treasury Index Fund

Fund Profile
As of August 31, 2018

Share-Class Characteristics
	ETF	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VGSH	VSBSX	VSBIX
Expense Ratio[1]	0.07%	0.07%	0.05%
30-Day SEC Yield	2.56%	2.56%	2.58%

Financial Attributes

		Bloomberg
		Barclays	Bloomberg
		U.S.	Barclays
		Treasury	U.S.
		1–3 Year	Aggregate
	Fund	Bond Index	FA Index

Number of Bonds	93	97	10,038

Yield to Maturity
(before expenses)	2.6%	2.6%	3.3%

Average Coupon	1.9%	1.9%	3.1%

Average Duration	1.9 years	1.9 years	6.1 years

Average Effective
Maturity	2.0 years	2.0 years	8.4 years

Short-Term
Reserves	0.5%	—	—

Sector Diversification (% of portfolio)
U.S. Treasury	100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Spliced
	Bloomberg	Bloomberg
	Barclays U.S.	Barclays U.S.
	Treasury 1–3	Aggregate
	Year Index	FA Index
R-Squared	0.99	0.70
Beta	1.02	0.24
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.3%
1 - 3 Years	99.7

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratios were 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares.

8

Short-Term Treasury Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2018
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2018

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years (11/19/2009)		Investment

	Short-Term Treasury Index FundETF
	Shares Net Asset Value	-0.15%	0.55%	0.71%	$10,645
	Short-Term Treasury Index FundETF
	Shares Market Price	-0.14	0.56	0.72	10,651
	Spliced Bloomberg Barclays U.S.
• • • • • • ••	Treasury 1–3 Year Index	-0.07	0.64	0.82	10,743

– – – –	Short-Term U.S. Treasury Funds
	Average	0.47	0.71	0.77	10,695
	Spliced Bloomberg Barclays U.S.
	Aggregate Float Adjusted Index	-1.09	2.47	3.09	13,062

For a benchmark description, see the Glossary.
Short-Term U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

9

Short-Term Treasury Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2018

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(12/28/2009)	Investment
Short-Term Treasury Index Fund Admiral
Shares	-0.16%	0.55%	0.78%	$10,695
Spliced Bloomberg Barclays U.S. Treasury
1–3 Year Index	-0.07	0.64	0.88	10,788
Spliced Bloomberg Barclays U.S. Aggregate
Float Adjusted Index	-1.09	2.47	3.25	13,198
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(8/23/2010)	Investment
Short-Term Treasury Index Fund
Institutional Shares	-0.16%	0.58%	0.60%	$5,247,770
Spliced Bloomberg Barclays U.S. Treasury
1–3 Year Index	-0.07	0.64	0.67	5,277,241
Spliced Bloomberg Barclays U.S. Aggregate
Float Adjusted Index	-1.09	2.47	2.58	6,132,523
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2018

			Since
	One	Five	Inception
	Year	Years	(11/19/2009)
Short-Term Treasury Index Fund ETF Shares Market
Price	-0.14%	2.82%	6.51%
Short-Term Treasury Index Fund ETF Shares Net
Asset Value	-0.15	2.80	6.45
Spliced Bloomberg Barclays U.S. Treasury 1–3 Year
Index	-0.07	3.23	7.43
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

10

Short-Term Treasury Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2018
		Spliced
		Bloomberg
		Barclays U.S.
		Treasury 1–3 Year
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	1.69%	1.83%
2011	1.39	1.53
2012	0.40	0.50
2013	0.04	0.16
2014	0.70	0.80
2015	0.75	0.84
2016	0.98	1.06
2017	0.50	0.56
2018	-0.15	-0.07
For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	11/19/2009
Market Price		-0.08%	0.50%			0.70%
Net Asset Value		-0.05	0.50			0.69
Admiral Shares	12/28/2009	-0.06	0.50	0.67%	0.08%	0.75
Institutional Shares	8/23/2010	-0.02	0.53	0.71	-0.13	0.58

11

Short-Term Treasury Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.3%)
U.S. Government Securities (99.3%)
United States Treasury Note/Bond	0.875%	9/15/19	36,955	36,349
United States Treasury Note/Bond	1.000%	9/30/19	12,033	11,843
United States Treasury Note/Bond	1.375%	9/30/19	50,165	49,569
United States Treasury Note/Bond	1.750%	9/30/19	37,426	37,128
United States Treasury Note/Bond	1.000%	10/15/19	38,312	37,678
United States Treasury Note/Bond	1.250%	10/31/19	12,090	11,916
United States Treasury Note/Bond	1.500%	10/31/19	101,700	100,508
United States Treasury Note/Bond	1.000%	11/15/19	37,366	36,694
United States Treasury Note/Bond	3.375%	11/15/19	30,856	31,160
United States Treasury Note/Bond	1.000%	11/30/19	70,660	69,346
United States Treasury Note/Bond	1.500%	11/30/19	56,703	55,985
United States Treasury Note/Bond	1.750%	11/30/19	21,590	21,384
United States Treasury Note/Bond	1.375%	12/15/19	82,405	81,194
United States Treasury Note/Bond	1.125%	12/31/19	28,040	27,523
United States Treasury Note/Bond	1.625%	12/31/19	45,008	44,467
United States Treasury Note/Bond	1.875%	12/31/19	30,000	29,737
United States Treasury Note/Bond	1.375%	1/15/20	104,644	102,993
United States Treasury Note/Bond	1.250%	1/31/20	38,125	37,440
United States Treasury Note/Bond	1.375%	1/31/20	28,545	28,081
United States Treasury Note/Bond	2.000%	1/31/20	55,275	54,852
United States Treasury Note/Bond	1.375%	2/15/20	50,617	49,763
United States Treasury Note/Bond	3.625%	2/15/20	57,096	57,926
United States Treasury Note/Bond	1.250%	2/29/20	15,429	15,132
United States Treasury Note/Bond	1.375%	2/29/20	80,964	79,547
United States Treasury Note/Bond	2.250%	2/29/20	95,550	95,102
United States Treasury Note/Bond	1.625%	3/15/20	21,863	21,549
United States Treasury Note/Bond	1.125%	3/31/20	8,132	7,949
United States Treasury Note/Bond	1.375%	3/31/20	86,056	84,442
United States Treasury Note/Bond	2.250%	3/31/20	28,690	28,538
United States Treasury Note/Bond	1.500%	4/15/20	65,363	64,230
United States Treasury Note/Bond	1.125%	4/30/20	13,817	13,487
United States Treasury Note/Bond	1.375%	4/30/20	48,641	47,676
United States Treasury Note/Bond	2.375%	4/30/20	41,995	41,831
United States Treasury Note/Bond	1.500%	5/15/20	56,265	55,227
United States Treasury Note/Bond	3.500%	5/15/20	43,388	44,012
United States Treasury Note/Bond	1.375%	5/31/20	38,415	37,605

™š

Short-Term Treasury Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.500%	5/31/20	110,825	108,729
United States Treasury Note/Bond	2.500%	5/31/20	29,000	28,941
United States Treasury Note/Bond	1.500%	6/15/20	59,000	57,857
United States Treasury Note/Bond	1.625%	6/30/20	58,480	57,438
United States Treasury Note/Bond	1.875%	6/30/20	39,000	38,488
United States Treasury Note/Bond	2.500%	6/30/20	34,000	33,920
United States Treasury Note/Bond	1.500%	7/15/20	90,189	88,357
United States Treasury Note/Bond	1.625%	7/31/20	62,119	60,964
United States Treasury Note/Bond	2.000%	7/31/20	48,619	48,057
United States Treasury Note/Bond	2.625%	7/31/20	71,600	71,589
United States Treasury Note/Bond	1.500%	8/15/20	25,261	24,720
United States Treasury Note/Bond	2.625%	8/15/20	55,304	55,295
United States Treasury Note/Bond	8.750%	8/15/20	16,124	17,978
United States Treasury Note/Bond	1.375%	8/31/20	62,467	60,944
United States Treasury Note/Bond	2.125%	8/31/20	35,642	35,297
United States Treasury Note/Bond	2.625%	8/31/20	40,000	39,994
United States Treasury Note/Bond	1.375%	9/15/20	18,652	18,189
United States Treasury Note/Bond	1.375%	9/30/20	56,751	55,306
United States Treasury Note/Bond	2.000%	9/30/20	17,904	17,675
United States Treasury Note/Bond	1.625%	10/15/20	44,883	43,943
United States Treasury Note/Bond	1.375%	10/31/20	38,908	37,868
United States Treasury Note/Bond	1.750%	10/31/20	28,495	27,961
United States Treasury Note/Bond	1.750%	11/15/20	56,000	54,915
United States Treasury Note/Bond	2.625%	11/15/20	60,228	60,162
United States Treasury Note/Bond	1.625%	11/30/20	49,950	48,834
United States Treasury Note/Bond	2.000%	11/30/20	54,623	53,837
United States Treasury Note/Bond	1.875%	12/15/20	71,473	70,234
United States Treasury Note/Bond	1.750%	12/31/20	46,756	45,806
United States Treasury Note/Bond	2.375%	12/31/20	38,773	38,524
United States Treasury Note/Bond	2.000%	1/15/21	93,363	91,934
United States Treasury Note/Bond	1.375%	1/31/21	50,871	49,345
United States Treasury Note/Bond	2.125%	1/31/21	34,346	33,906
United States Treasury Note/Bond	2.250%	2/15/21	66,911	66,242
United States Treasury Note/Bond	3.625%	2/15/21	45,541	46,552
United States Treasury Note/Bond	1.125%	2/28/21	48,036	46,250
United States Treasury Note/Bond	2.000%	2/28/21	31,617	31,103
United States Treasury Note/Bond	2.375%	3/15/21	76,273	75,701
United States Treasury Note/Bond	1.250%	3/31/21	85,022	82,020
United States Treasury Note/Bond	2.250%	3/31/21	19,060	18,858
United States Treasury Note/Bond	2.375%	4/15/21	69,240	68,699
United States Treasury Note/Bond	1.375%	4/30/21	46,431	44,878
United States Treasury Note/Bond	2.250%	4/30/21	37,274	36,861
United States Treasury Note/Bond	2.625%	5/15/21	115,725	115,507
United States Treasury Note/Bond	3.125%	5/15/21	39,192	39,627
United States Treasury Note/Bond	1.375%	5/31/21	36,203	34,953
United States Treasury Note/Bond	2.000%	5/31/21	29,251	28,716
United States Treasury Note/Bond	2.625%	6/15/21	66,250	66,125
United States Treasury Note/Bond	1.125%	6/30/21	22,335	21,386
United States Treasury Note/Bond	2.125%	6/30/21	52,076	51,270
United States Treasury Note/Bond	2.625%	7/15/21	60,000	59,878
United States Treasury Note/Bond	1.125%	7/31/21	25,000	23,906
United States Treasury Note/Bond	2.250%	7/31/21	18,678	18,447
United States Treasury Note/Bond	2.125%	8/15/21	89,119	87,657
United States Treasury Note/Bond	2.750%	8/15/21	75,000	75,106

ˆ‰

Short-Term Treasury Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.125%	8/31/21	64,163	61,265
United States Treasury Note/Bond	2.000%	8/31/21	58,694	57,511
Total U. S. Government and Agency Obligations (Cost $4,519,684)				4,485,388

			Shares
Temporary Cash Investment (0.5%)
Money Market Fund (0.5%)
1 Vanguard Market Liquidity Fund
(Cost $24,433)	2.153%		244,314	24,436
Total Investments (99.8%) (Cost $4,544,117)				4,509,824
Other Assets and Liabilities (0.2%)
Other Assets				264,120
Liabilities				(257,102)
				7,018
Net Assets (100%)				4,516,842

				Amount
				($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers				4,485,388
Affiliated Issuers				24,436
Total Investments in Securities				4,509,824
Investment in Vanguard				221
Receivables for Investment Securities Sold				244,642
Receivables for Accrued Income				17,077
Receivables for Capital Shares Issued				2,180
Total Assets				4,773,944
Liabilities
Payables for Investment Securities Purchased				255,286
Payables for Capital Shares Redeemed				858
Payables for Distributions				558
Payables to Vanguard				400
Total Liabilities				257,102
Net Assets				4,516,842

–—

Short-Term Treasury Index Fund

At August 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	4,562,542
Undistributed Net Investment Income	5,133
Accumulated Net Realized Losses	(16,540)
Unrealized Appreciation (Depreciation)	(34,293)
Net Assets	4,516,842

ETF Shares—Net Assets
Applicable to 51,423,793 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,079,921
Net Asset Value Per Share—ETF Shares	$59.89

Admiral Shares—Net Assets
Applicable to 46,551,676 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	928,610
Net Asset Value Per Share—Admiral Shares	$19.95

Institutional Shares—Net Assets
Applicable to 20,282,543 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	508,311
Net Asset Value Per Share—Institutional Shares	$25.06

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

‚ƒ

Short-Term Treasury Index Fund

Statement of Operations

Year Ended
August 31, 2018
($000)
Investment Income
Income
Interest[1]	53,644
Total Income	53,644
Expenses
The Vanguard Group—Note B
Investment Advisory Services	99
Management and Administrative—ETF Shares	1,204
Management and Administrative—Admiral Shares	370
Management and Administrative—Institutional Shares	130
Marketing and Distribution—ETF Shares	135
Marketing and Distribution—Admiral Shares	55
Marketing and Distribution—Institutional Shares	10
Custodian Fees	19
Auditing Fees	50
Shareholders’ Reports and Proxy—ETF Shares	79
Shareholders’ Reports and Proxy—Admiral Shares	14
Shareholders’ Reports and Proxy—Institutional Shares	—
Trustees’ Fees and Expenses	2
Total Expenses	2,167
Net Investment Income	51,477
Realized Net Gain (Loss) on Investment Securities Sold[1,2]	(15,243)
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	(31,545)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,689

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $182,000, ($3,000), and $3,000, respectively. Purchases and sales are for temporary cash investment purposes.
2 Includes ($390,000) of net gain (loss) resulting from in-kind redemptions; such gain (loss) are not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

“”

Short-Term Treasury Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	51,477	19,015
Realized Net Gain (Loss)	(15,243)	(1,507)
Change in Unrealized Appreciation (Depreciation)	(31,545)	(4,467)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,689	13,041
Distributions
Net Investment Income
ETF Shares	(31,980)	(11,818)
Admiral Shares	(10,944)	(4,153)
Institutional Shares	(5,259)	(1,921)
Realized Capital Gain[1]
ETF Shares	—	(153)
Admiral Shares	—	(62)
Institutional Shares	—	(28)
Total Distributions	(48,183)	(18,135)
Capital Share Transactions
ETF Shares	1,277,956	926,710
Admiral Shares	431,785	144,213
Institutional Shares	304,396	116,737
Net Increase (Decrease) from Capital Share Transactions	2,014,137	1,187,660
Total Increase (Decrease)	1,970,643	1,182,566
Net Assets
Beginning of Period	2,546,199	1,363,633
End of Period[2]	4,516,842	2,546,199

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $0 and $36,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $5,133,000 and $1,839,000.

See accompanying Notes, which are an integral part of the Financial Statements.

}‘

Short-Term Treasury Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$60.86	$61.14	$61.03	$60.95	$60.75
Investment Operations
Net Investment Income	.965[1]	.614[1]	.478	.351	.198
Net Realized and Unrealized Gain (Loss)
on Investments	(1.062)	(.311)	.118	.102	.227
Total from Investment Operations	(.097)	.303	.596	.453	.425
Distributions
Dividends from Net Investment Income	(.873)	(.573)	(.462)	(.340)	(.177)
Distributions from Realized Capital Gains	—	(.010)	(.024)	(.033)	(.048)
Total Distributions	(.873)	(.583)	(.486)	(.373)	(.225)
Net Asset Value, End of Period	$59.89	$60.86	$61.14	$61.03	$60.95

Total Return	-0.15%	0.50%	0.98%	0.75%	0.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,080	$1,832	$908	$635	$497
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.61%	1.01%	0.80%	0.59%	0.34%
Portfolio Turnover Rate[2]	67%	60%	73%	64%	64%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

•–

Short-Term Treasury Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$20.29	$20.38	$20.35	$20.33	$20.27
Investment Operations
Net Investment Income	. 324[1]	. 202[1]	.158	.116	.068
Net Realized and Unrealized Gain (Loss)
on Investments	(.358)	(.096)	.040	.031	.074
Total from Investment Operations	(.034)	.106	.198	.147	.142
Distributions
Dividends from Net Investment Income	(.306)	(.193)	(.160)	(.116)	(.066)
Distributions from Realized Capital Gains	—	(. 003)	(. 008)	(. 011)	(. 016)
Total Distributions	(.306)	(.196)	(.168)	(.127)	(.082)
Net Asset Value, End of Period	$19.95	$20.29	$20.38	$20.35	$20.33

Total Return[2]	-0.16%	0.53%	0.98%	0.72%	0.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$929	$507	$364	$221	$126
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.61%	1.01%	0.80%	0.59%	0.34%
Portfolio Turnover Rate [3]	67%	60%	73%	64%	64%

Signal Shares were renamed Admiral Shares in October 2013.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

•–

Short-Term Treasury Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$25.49	$25.60	$25.57	$25.54	$25.47
Investment Operations
Net Investment Income	. 425[1]	. 260[1]	.207	.156	.095
Net Realized and Unrealized Gain (Loss)
on Investments	(.467)	(.117)	.042	.043	.088
Total from Investment Operations	(.042)	.143	.249	.199	.183
Distributions
Dividends from Net Investment Income	(. 388)	(. 249)	(. 209)	(.155)	(. 093)
Distributions from Realized Capital Gains	—	(. 004)	(. 010)	(. 014)	(. 020)
Total Distributions	(.388)	(.253)	(.219)	(.169)	(.113)
Net Asset Value, End of Period	$25.06	$25.49	$25.60	$25.57	$25.54

Total Return	-0.16%	0.56%	0.98%	0.78%	0.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$508	$208	$92	$67	$49
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.07%	0.09%
Ratio of Net Investment Income to
Average Net Assets	1.63%	1.03%	0.82%	0.62%	0.37%
Portfolio Turnover Rate[2]	67%	60%	73%	64%	64%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

•–

Short-Term Treasury Index Fund

Notes to Financial Statements

Vanguard Short-Term Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. The fund changed its name from Vanguard Short-Term Government Bond Index Fund to Vanguard Short-Term Treasury Index Fund in December 2017.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

£¤

Short-Term Treasury Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $221,000, representing 0.00% of the fund’s net assets and 0.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	4,485,388	—
Temporary Cash Investments	24,436	—	—
Total	24,436	4,485,388	—

ŸŸ

Short-Term Treasury Index Fund

D. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in capital	(390)
Undistributed (Overdistributed) net investment income	—
Accumulated net realized gains (losses)	390

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and payables for distributions. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	5,944
Undistributed long-term gains	—
Capital loss carryforwards (non-expiring)	(16,540)
Net unrealized gains (losses)	(34,293)

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	4,544,117
Gross unrealized appreciation	255
Gross unrealized depreciation	(34,548)
Net unrealized appreciation (depreciation)	(34,293)

E. During the year ended August 31, 2018, the fund purchased $4,583,796,000 of investment securities and sold $2,586,192,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,695,195,000 and $428,762,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Short-Term Treasury Index Fund

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	1,710,741	28,551	969,314	15,950
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(432,785)	(7,225)	(42,604)	(700)
Net Increase (Decrease)—ETF Shares	1,277,956	21,326	926,710	15,250
Admiral Shares
Issued	715,770	35,747	338,355	16,679
Issued in Lieu of Cash Distributions	8,265	413	3,318	164
Redeemed	(292,250)	(14,587)	(197,460)	(9,736)
Net Increase (Decrease)—Admiral Shares	431,785	21,573	144,213	7,107
Institutional Shares
Issued	377,989	15,046	149,457	5,851
Issued in Lieu of Cash Distributions	4,231	169	1,182	46
Redeemed	(77,824)	(3,081)	(33,902)	(1,331)
Net Increase (Decrease)—Institutional Shares	304,396	12,134	116,737	4,566

G. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

‘’

Intermediate-Term Treasury Index Fund

Fund Profile
As of August 31, 2018

Share-Class Characteristics
	ETF	Admiral Institutional
	Shares	Shares	Shares
Ticker Symbol	VGIT	VSIGX	VIIGX
Expense Ratio[1]	0.07%	0.07%	0.05%
30-Day SEC Yield	2.73%	2.73%	2.75%

Financial Attributes

		Bloomberg
		Barclays	Bloomberg
		U.S.	Barclays
		Treasury	U.S.
		3–10 Year	Aggregate
	Fund	Bond Index	FA Index

Number of Bonds	115	113	10,038

Yield to Maturity
(before expenses)	2.8%	2.8%	3.3%

Average Coupon	2.2%	2.2%	3.1%

Average Duration	5.2 years	5.2 years	6.1 years

Average Effective
Maturity	5.6 years	5.6 years	8.4 years

Short-Term
Reserves	0.5%	—	—

Sector Diversification (% of portfolio)
U.S. Treasury	100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Spliced
	Bloomberg	Bloomberg
	Barclays U.S.	Barclays U.S.
	Treasury 3–10	Aggregate
	Year Index	FA Index
R-Squared	1.00	0.85
Beta	1.02	1.06

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
1 - 3 Years	0.1%
3 - 5 Years	48.1
5 - 10 Years	51.8

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

Credit-quality ratings are obtained from Barclays and are from
Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the
Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratios were 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares.

25

Intermediate-Term Treasury Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2018
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2018

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(11/19/2009)	Investment

	Intermediate-Term Treasury Index Fund
	ETF Shares Net Asset Value	-2.21%	1.60%	2.50%	$12,418
	Intermediate-Term Treasury Index Fund
	ETF Shares Market Price	-2.23	1.60	2.50	12,420
	Spliced Bloomberg Barclays U.S.
• • • • • • ••	Treasury 3–10 Year Index	-2.08	1.68	2.60	12,532

– – – –	General U.S. Treasury Funds Average	-2.66	2.69	3.34	13,346
	Spliced Bloomberg Barclays U.S.
	Aggregate Float Adjusted Index	-1.09	2.47	3.09	13,062

For a benchmark description, see the Glossary.
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

26

Intermediate-Term Treasury Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2018

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(8/4/2010)	Investment
Intermediate-Term Treasury Index Fund
Admiral Shares	-2.24%	1.60%	2.03%	$11,759
Spliced Bloomberg Barclays U.S. Treasury
3–10 Year Index	-2.08	1.68	2.13	11,857
Bloomberg Barclays U.S. Aggregate Float
Adjusted Index	-1.09	2.47	2.70	12,395
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(3/19/2010)	Investment
Intermediate-Term Treasury Index Fund
Institutional Shares	-2.16%	1.63%	2.63%	$6,226,670
Spliced Bloomberg Barclays U.S. Treasury
3–10 Year Index	-2.08	1.68	2.71	6,267,482
Bloomberg Barclays U.S. Aggregate Float
Adjusted Index	-1.09	2.47	3.06	6,452,884
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2018

			Since
	One	Five	Inception
	Year	Years	(11/19/2009)
Intermediate-Term Treasury Index Fund ETF Shares
Market Price	-2.23%	8.25%	24.20%
Intermediate-Term Treasury Index Fund ETF Shares
Net Asset Value	-2.21	8.28	24.18
Spliced Bloomberg Barclays U.S. Treasury 3–10 Year
Index	-2.08	8.70	25.32
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

27

Intermediate-Term Treasury Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2018
		Spliced
		Bloomberg
		Barclays U.S.
		Treasury 3–10 Year
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	7.65%	7.76%
2011	5.30	5.53
2012	4.50	4.51
2013	-3.18	-2.99
2014	3.54	3.54
2015	2.67	2.86
2016	4.37	4.47
2017	-0.21	-0.22
2018	-2.21	-2.08

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	11/19/2009
Market Price		-1.36%	1.37%			2.50%
Net Asset Value		-1.35	1.36			2.50
Admiral Shares	8/4/2010	-1.34	1.37	1.67%	0.35%	2.02
Institutional Shares	3/19/2010	-1.35	1.39	1.73	0.90	2.63

28

Intermediate-Term Treasury Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.5%)
U.S. Government Securities (99.5%)
United States Treasury Note/Bond	8.125%	5/15/21	1,340	1,528
United States Treasury Note/Bond	8.125%	8/15/21	2,945	3,395
United States Treasury Note/Bond	1.125%	9/30/21	38,184	36,418
United States Treasury Note/Bond	2.125%	9/30/21	77,770	76,433
United States Treasury Note/Bond	1.250%	10/31/21	10,205	9,755
United States Treasury Note/Bond	2.000%	10/31/21	94,535	92,497
United States Treasury Note/Bond	2.000%	11/15/21	21,608	21,139
United States Treasury Note/Bond	8.000%	11/15/21	9,340	10,843
United States Treasury Note/Bond	1.750%	11/30/21	38,147	37,014
United States Treasury Note/Bond	1.875%	11/30/21	26,960	26,261
United States Treasury Note/Bond	2.000%	12/31/21	35,385	34,578
United States Treasury Note/Bond	2.125%	12/31/21	47,300	46,413
United States Treasury Note/Bond	1.500%	1/31/22	27,525	26,433
United States Treasury Note/Bond	1.875%	1/31/22	20,787	20,215
United States Treasury Note/Bond	2.000%	2/15/22	31,394	30,648
United States Treasury Note/Bond	1.750%	2/28/22	16,748	16,206
United States Treasury Note/Bond	1.875%	2/28/22	28,224	27,426
United States Treasury Note/Bond	1.750%	3/31/22	19,037	18,406
United States Treasury Note/Bond	1.875%	3/31/22	75,663	73,464
United States Treasury Note/Bond	1.750%	4/30/22	11,267	10,885
United States Treasury Note/Bond	1.875%	4/30/22	44,274	42,960
United States Treasury Note/Bond	1.750%	5/15/22	5,000	4,828
United States Treasury Note/Bond	1.750%	5/31/22	75,831	73,177
United States Treasury Note/Bond	1.875%	5/31/22	11,375	11,030
United States Treasury Note/Bond	1.750%	6/30/22	21,964	21,182
United States Treasury Note/Bond	2.125%	6/30/22	17,359	16,974
United States Treasury Note/Bond	1.875%	7/31/22	28,225	27,325
United States Treasury Note/Bond	2.000%	7/31/22	72,665	70,689
United States Treasury Note/Bond	1.625%	8/15/22	7,552	7,239
United States Treasury Note/Bond	7.250%	8/15/22	975	1,139
United States Treasury Note/Bond	1.625%	8/31/22	30,990	29,692
United States Treasury Note/Bond	1.875%	8/31/22	18,582	17,975
United States Treasury Note/Bond	1.750%	9/30/22	22,750	21,883
United States Treasury Note/Bond	1.875%	9/30/22	29,652	28,665
United States Treasury Note/Bond	1.875%	10/31/22	9,810	9,476
United States Treasury Note/Bond	2.000%	10/31/22	30,070	29,196

™š

Intermediate-Term Treasury Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.625%	11/15/22	79,856	76,312
United States Treasury Note/Bond	7.625%	11/15/22	2,075	2,475
United States Treasury Note/Bond	2.000%	11/30/22	102,504	99,461
United States Treasury Note/Bond	2.125%	12/31/22	46,348	45,175
United States Treasury Note/Bond	1.750%	1/31/23	53,066	50,886
United States Treasury Note/Bond	2.375%	1/31/23	33,680	33,164
United States Treasury Note/Bond	2.000%	2/15/23	40,368	39,113
United States Treasury Note/Bond	7.125%	2/15/23	2,968	3,509
United States Treasury Note/Bond	1.500%	2/28/23	67,853	64,302
United States Treasury Note/Bond	2.625%	2/28/23	48,500	48,265
United States Treasury Note/Bond	1.500%	3/31/23	39,620	37,509
United States Treasury Note/Bond	2.500%	3/31/23	24,000	23,745
United States Treasury Note/Bond	1.625%	4/30/23	41,430	39,410
United States Treasury Note/Bond	2.750%	4/30/23	20,000	20,000
United States Treasury Note/Bond	1.750%	5/15/23	66,015	63,127
United States Treasury Note/Bond	1.625%	5/31/23	27,205	25,853
United States Treasury Note/Bond	2.750%	5/31/23	33,685	33,695
United States Treasury Note/Bond	1.375%	6/30/23	80,975	75,977
United States Treasury Note/Bond	2.625%	6/30/23	25,960	25,814
United States Treasury Note/Bond	1.250%	7/31/23	16,725	15,578
United States Treasury Note/Bond	2.750%	7/31/23	38,575	38,575
United States Treasury Note/Bond	2.500%	8/15/23	24,120	23,841
United States Treasury Note/Bond	6.250%	8/15/23	5,625	6,532
United States Treasury Note/Bond	1.375%	8/31/23	26,475	24,779
United States Treasury Note/Bond	2.750%	8/31/23	45,000	45,007
United States Treasury Note/Bond	1.375%	9/30/23	20,600	19,258
United States Treasury Note/Bond	1.625%	10/31/23	55,095	52,099
United States Treasury Note/Bond	2.750%	11/15/23	40,765	40,746
United States Treasury Note/Bond	2.125%	11/30/23	23,600	22,866
United States Treasury Note/Bond	2.250%	12/31/23	22,329	21,757
United States Treasury Note/Bond	2.250%	1/31/24	11,598	11,294
United States Treasury Note/Bond	2.750%	2/15/24	114,115	113,991
United States Treasury Note/Bond	2.125%	2/29/24	43,199	41,782
United States Treasury Note/Bond	2.125%	3/31/24	20,113	19,434
United States Treasury Note/Bond	2.000%	4/30/24	10,515	10,085
United States Treasury Note/Bond	2.500%	5/15/24	92,257	90,873
United States Treasury Note/Bond	2.000%	5/31/24	30,709	29,433
United States Treasury Note/Bond	2.000%	6/30/24	30,122	28,851
United States Treasury Note/Bond	2.125%	7/31/24	41,248	39,753
United States Treasury Note/Bond	2.375%	8/15/24	90,612	88,531
United States Treasury Note/Bond	1.875%	8/31/24	28,985	27,527
United States Treasury Note/Bond	2.125%	9/30/24	22,926	22,070
United States Treasury Note/Bond	2.250%	10/31/24	30,430	29,493
United States Treasury Note/Bond	2.250%	11/15/24	47,776	46,283
United States Treasury Note/Bond	7.500%	11/15/24	340	431
United States Treasury Note/Bond	2.125%	11/30/24	75,275	72,370
United States Treasury Note/Bond	2.250%	12/31/24	29,130	28,201
United States Treasury Note/Bond	2.500%	1/31/25	26,550	26,077
United States Treasury Note/Bond	2.000%	2/15/25	97,383	92,727
United States Treasury Note/Bond	7.625%	2/15/25	300	385
United States Treasury Note/Bond	2.750%	2/28/25	28,333	28,245
United States Treasury Note/Bond	2.625%	3/31/25	21,850	21,608
United States Treasury Note/Bond	2.875%	4/30/25	22,000	22,086
United States Treasury Note/Bond	2.125%	5/15/25	83,360	79,856

ˆ‰

Intermediate-Term Treasury Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.875%	5/31/25	29,500	29,601
United States Treasury Note/Bond	2.750%	6/30/25	25,000	24,894
United States Treasury Note/Bond	2.875%	7/31/25	30,625	30,735
United States Treasury Note/Bond	2.000%	8/15/25	45,450	43,092
United States Treasury Note/Bond	6.875%	8/15/25	4,248	5,334
United States Treasury Note/Bond	2.750%	8/31/25	40,000	39,825
United States Treasury Note/Bond	2.250%	11/15/25	80,520	77,513
United States Treasury Note/Bond	1.625%	2/15/26	79,870	73,418
United States Treasury Note/Bond	6.000%	2/15/26	1,295	1,572
United States Treasury Note/Bond	1.625%	5/15/26	86,295	79,108
United States Treasury Note/Bond	1.500%	8/15/26	68,392	61,906
United States Treasury Note/Bond	2.000%	11/15/26	83,410	78,275
United States Treasury Note/Bond	6.500%	11/15/26	4,000	5,070
United States Treasury Note/Bond	2.250%	2/15/27	67,335	64,316
United States Treasury Note/Bond	6.625%	2/15/27	3,015	3,871
United States Treasury Note/Bond	2.375%	5/15/27	86,960	83,781
United States Treasury Note/Bond	2.250%	8/15/27	67,920	64,641
United States Treasury Note/Bond	6.375%	8/15/27	3,000	3,831
United States Treasury Note/Bond	2.250%	11/15/27	73,465	69,826
United States Treasury Note/Bond	6.125%	11/15/27	7,000	8,835
United States Treasury Note/Bond	2.750%	2/15/28	66,230	65,568
United States Treasury Note/Bond	2.875%	5/15/28	71,157	71,157
United States Treasury Note/Bond	2.875%	8/15/28	40,000	40,031
United States Treasury Note/Bond	5.500%	8/15/28	672	824
Total U.S. Government and Agency Obligations (Cost $4,243,991)				4,150,627

			Shares
Temporary Cash Investment (0.5%)
Money Market Fund (0.5%)
1 Vanguard Market Liquidity Fund
(Cost $20,358)	2.153%		203,565	20,360
Total Investments (100.0%) (Cost $4,264,349)				4,170,987

				Amount
				($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard				211
Receivables for Investment Securities Sold				111,089
Receivables for Accrued Income				17,901
Receivables for Capital Shares Issued				1,055
Other Assets				1
Total Other Assets				130,257
Liabilities
Payables for Investment Securities Purchased				(125,113)
Payables for Capital Shares Redeemed				(2,288)
Payables for Distributions				(417)
Payables to Vanguard				(419)
Total Liabilities				(128,237)
Net Assets (100%)				4,173,007

–—

Intermediate-Term Treasury Index Fund

At August 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	4,284,853
Undistributed Net Investment Income	5,130
Accumulated Net Realized Losses	(23,614)
Unrealized Appreciation (Depreciation)	(93,362)
Net Assets	4,173,007

ETF Shares—Net Assets
Applicable to 42,758,077 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,679,624
Net Asset Value Per Share—ETF Shares	$62.67

Admiral Shares—Net Assets
Applicable to 52,230,952 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,103,745
Net Asset Value Per Share—Admiral Shares	$21.13

Institutional Shares—Net Assets
Applicable to 14,857,290 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	389,638
Net Asset Value Per Share—Institutional Shares	$26.23

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

ƒ„

Intermediate-Term Treasury Index Fund

Statement of Operations

Year Ended
August 31, 2018
($000)
Investment Income
Income
Interest[1]	62,859
Total Income	62,859
Expenses
The Vanguard Group—Note B
Investment Advisory Services	97
Management and Administrative—ETF Shares	831
Management and Administrative—Admiral Shares	532
Management and Administrative—Institutional Shares	131
Marketing and Distribution—ETF Shares	113
Marketing and Distribution—Admiral Shares	78
Marketing and Distribution—Institutional Shares	10
Custodian Fees	11
Auditing Fees	50
Shareholders’ Reports and Proxy—ETF Shares	215
Shareholders’ Reports and Proxy—Admiral Shares	21
Shareholders’ Reports and Proxy—Institutional Shares	1
Trustees’ Fees and Expenses	2
Total Expenses	2,092
Net Investment Income	60,767
Realized Net Gain (Loss) on Investment Securities Sold[1,2]	(20,311)
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	(92,277)
Net Increase (Decrease) in Net Assets Resulting from Operations	(51,821)

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $83,000, $1,000, and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.
2 Includes $347,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

’’

Intermediate-Term Treasury Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	60,767	34,849
Realized Net Gain (Loss)	(20,311)	(148)
Change in Unrealized Appreciation (Depreciation)	(92,277)	(32,895)
Net Increase (Decrease) in Net Assets Resulting from Operations	(51,821)	1,806
Distributions
Net Investment Income
ETF Shares	(32,737)	(16,506)
Admiral Shares	(18,863)	(11,627)
Institutional Shares	(6,253)	(5,744)
Realized Capital Gain[1]
ETF Shares	—	(1,196)
Admiral Shares	—	(889)
Institutional Shares	—	(450)
Total Distributions	(57,853)	(36,412)
Capital Share Transactions
ETF Shares	1,410,372	435,675
Admiral Shares	267,460	176,741
Institutional Shares	66,033	70,683
Net Increase (Decrease) from Capital Share Transactions	1,743,865	683,099
Total Increase (Decrease)	1,634,191	648,493
Net Assets
Beginning of Period	2,538,816	1,890,323
End of Period[2]	4,173,007	2,538,816

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $0 and $418,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $5,130,000 and $2,216,000.

See accompanying Notes, which are an integral part of the Financial Statements.

}‘

Intermediate-Term Treasury Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$65.29	$66.54	$64.80	$64.14	$62.96
Investment Operations
Net Investment Income	1.250[1]	1.043[1]	1.035	1.054	.920
Net Realized and Unrealized Gain (Loss)
on Investments	(2.691)	(1.201)	1.770	.649	1.292
Total from Investment Operations	(1.441)	(.158)	2.805	1.703	2.212
Distributions
Dividends from Net Investment Income	(1.179)	(1.011)	(1.038)	(1.043)	(.843)
Distributions from Realized Capital Gains	—	(.081)	(.027)	—	(.189)
Total Distributions	(1.179)	(1.092)	(1.065)	(1.043)	(1.032)
Net Asset Value, End of Period	$62.67	$65.29	$66.54	$64.80	$64.14

Total Return	-2.21%	-0.21%	4.37%	2.67%	3.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,680	$1,329	$908	$360	$164
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.97%	1.61%	1.61%	1.67%	1.50%
Portfolio Turnover Rate[2]	31%	32%	37%	35%	43%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

•–

Intermediate-Term Treasury Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$22.03	$22.45	$21.86	$21.64	$21.27
Investment Operations
Net Investment Income	.418[1]	.351[1]	.349	.355	.317
Net Realized and Unrealized Gain (Loss)
on Investments	(.911)	(.400)	.601	.220	.432
Total from Investment Operations	(.493)	(.049)	.950	.575	.749
Distributions
Dividends from Net Investment Income	(.407)	(.344)	(.351)	(.355)	(.315)
Distributions from Realized Capital Gains	—	(.027)	(.009)	—	(.064)
Total Distributions	(.407)	(.371)	(.360)	(.355)	(.379)
Net Asset Value, End of Period	$21.13	$22.03	$22.45	$21.86	$21.64

Total Return[2]	-2.24%	-0.19%	4.38%	2.67%	3.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,104	$874	$710	$358	$232
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.97%	1.61%	1.61%	1.67%	1.50%
Portfolio Turnover Rate [3]	31%	32%	37%	35%	43%

Signal Shares were renamed Admiral Shares in October 2013.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

•–

Intermediate-Term Treasury Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$27.33	$27.86	$27.12	$26.85	$26.39
Investment Operations
Net Investment Income	. 524[1]	.441[1]	.437	.447	.400
Net Realized and Unrealized Gain (Loss)
on Investments	(1.114)	(.507)	.752	.271	.536
Total from Investment Operations	(.590)	(.066)	1.189	.718	.936
Distributions
Dividends from Net Investment Income	(.510)	(.430)	(.438)	(.448)	(.397)
Distributions from Realized Capital Gains	—	(.034)	(.011)	—	(.079)
Total Distributions	(.510)	(.464)	(.449)	(.448)	(.476)
Net Asset Value, End of Period	$26.23	$27.33	$27.86	$27.12	$26.85

Total Return	-2.16%	-0.21%	4.42%	2.69%	3.58%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$390	$336	$272	$208	$54
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.07%	0.09%
Ratio of Net Investment Income to
Average Net Assets	1.99%	1.63%	1.63%	1.70%	1.53%
Portfolio Turnover Rate[2]	31%	32%	37%	35%	43%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

•–

Intermediate-Term Treasury Index Fund

Notes to Financial Statements

Vanguard Intermediate-Term Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

The fund changed its name from Vanguard Intermediate-Term Government Bond Index Fund to Vanguard Intermediate-Term Treasury Index Fund in December 2017.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

¢£

Intermediate-Term Treasury Index Fund

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $211,000, representing 0.01% of the fund’s net assets and 0.08% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	4,150,627	—
Temporary Cash Investments	20,360	—	—
Total	20,360	4,150,627	—

Ÿ¡

Intermediate-Term Treasury Index Fund

D. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in capital	347
Undistributed (Overdistributed) net investment income	—
Accumulated net realized gains (losses)	(347)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and payables for distributions. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	5,812
Undistributed long-term gains	—
Capital loss carryforwards (non-expiring)	(23,601)
Net unrealized gains (losses)	(93,362)

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	4,264,349
Gross unrealized appreciation	557
Gross unrealized depreciation	(93,919)
Net unrealized appreciation (depreciation)	(93,362)

Intermediate-Term Treasury Index Fund

E. During the year ended August 31, 2018, the fund purchased $2,921,870,000 of investment securities and sold $1,182,180,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,613,929,000 and $217,271,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	1,630,128	25,907	610,836	9,400
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(219,756)	(3,500)	(175,161)	(2,700)
Net Increase (Decrease)—ETF Shares	1,410,372	22,407	435,675	6,700
Admiral Shares
Issued	535,999	25,121	453,636	20,733
Issued in Lieu of Cash Distributions	16,263	764	10,936	501
Redeemed	(284,802)	(13,350)	(287,831)	(13,186)
Net Increase (Decrease)—Admiral Shares	267,460	12,535	176,741	8,048
Institutional Shares
Issued	169,266	6,444	200,088	7,293
Issued in Lieu of Cash Distributions	5,651	214	5,268	194
Redeemed	(108,884)	(4,081)	(134,673)	(4,958)
Net Increase (Decrease)—Institutional Shares	66,033	2,577	70,683	2,529

G. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

–—

Long-Term Treasury Index Fund

Fund Profile
As of August 31, 2018

Share-Class Characteristics
	ETF	Admiral Institutional
	Shares	Shares	Shares
Ticker Symbol	VGLT	VLGSX	VLGIX
Expense Ratio[1]	0.07%	0.07%	0.05%
30-Day SEC Yield	2.95%	2.95%	2.97%

Financial Attributes

		Bloomberg	Bloomberg
		Barclays	Barclays
		U.S. Long	U.S.
		Treasury	Aggregate
	Fund	Bond Index	FA Index

Number of Bonds	50	49	10,038

Yield to Maturity
(before expenses)	3.0%	3.0%	3.3%

Average Coupon	3.3%	3.3%	3.1%

Average Duration	17.3 years	17.3 years	6.1 years

Average Effective
Maturity	25.1 years	25.1 years	8.4 years

Short-Term
Reserves	0.8%	—	—

Sector Diversification (% of portfolio)
U.S. Treasury	100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Spliced
	Bloomberg	Bloomberg
	Barclays U.S.	Barclays U.S.
	Long Treasury	Aggregate
	Index	FA Index
R-Squared	0.99	0.87
Beta	1.02	3.08

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
10 - 20 Years	7.7%
20 - 30 Years	92.3

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

Credit-quality ratings are obtained from Barclays and are from
Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the
Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratios were 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares.

42

Long-Term Treasury Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2018
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2018

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(11/19/2009)	Investment

	Long-Term Treasury Index FundETF
	Shares Net Asset Value	-3.07%	5.08%	5.58%	$16,109
	Long-Term Treasury Index FundETF
	Shares Market Price	-3.05	5.07	5.59	16,121
	Spliced Bloomberg Barclays U.S. Long
• • • • • • ••	Treasury Index	-2.75	5.11	5.70	16,271

– – – –	General U.S. Treasury Funds Average	-2.66	2.69	3.42	13,432
	Spliced Bloomberg Barclays U.S.
	Aggregate Float Adjusted Index	-1.09	2.47	3.09	13,062

For a benchmark description, see the Glossary.
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

43

Long-Term Treasury Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2018

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(3/1/2010)	Investment
Long-Term Treasury Index Fund Admiral
Shares	-3.06%	5.07%	5.93%	$163,246
Spliced Bloomberg Barclays U.S. Long
Treasury Index	-2.75	5.11	6.06	164,858
Bloomberg Barclays U.S. Aggregate Float
Adjusted Index	-1.09	2.47	3.08	129,384
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(7/30/2010)	Investment
Long-Term Treasury Index Fund Institutional
Shares	-3.07%	5.10%	5.01%	$7,427,169
Spliced Bloomberg Barclays U.S. Long
Treasury Index	-2.75	5.11	5.09	7,470,649
Bloomberg Barclays U.S. Aggregate Float
Adjusted Index	-1.09	2.47	2.68	6,192,445
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2018

			Since
	One	Five	Inception
	Year	Years	(11/19/2009)
Long-Term Treasury Index Fund ETF Shares Market
Price	-3.05%	28.07%	61.21%
Long-Term Treasury Index Fund ETF Shares Net
Asset Value	-3.07	28.10	61.09
Spliced Bloomberg Barclays U.S. Long Treasury
Index	-2.75	28.32	62.71
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

44

Long-Term Treasury Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2018
		Spliced
		Bloomberg
		Barclays U.S.
		Long Treasury
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	16.21%	16.12%
2011	4.63	5.11
2012	19.06	18.68
2013	-13.13	-12.46
2014	14.65	14.15
2015	4.44	5.05
2016	16.96	16.59
2017	-5.63	-5.61
2018	-3.07	-2.75
For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	11/19/2009
Market Price		-0.40%	4.46%			5.72%
Net Asset Value		-0.38	4.45			5.71
Admiral Shares	3/1/2010	-0.36	4.45	3.06%	3.01%	6.07
Institutional Shares	7/30/2010	-0.39	4.47	3.03	2.11	5.14

45

Long-Term Treasury Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.4%)
U.S. Government Securities (99.4%)
United States Treasury Note/Bond	5.250%	11/15/28	9,764	11,801
United States Treasury Note/Bond	5.250%	2/15/29	8,112	9,841
United States Treasury Note/Bond	6.125%	8/15/29	6,397	8,335
United States Treasury Note/Bond	6.250%	5/15/30	11,373	15,149
United States Treasury Note/Bond	5.375%	2/15/31	17,850	22,457
United States Treasury Note/Bond	4.500%	2/15/36	18,957	23,071
United States Treasury Note/Bond	4.750%	2/15/37	5,901	7,437
United States Treasury Note/Bond	5.000%	5/15/37	6,520	8,463
United States Treasury Note/Bond	4.375%	2/15/38	9,244	11,203
United States Treasury Note/Bond	4.500%	5/15/38	10,515	12,952
United States Treasury Note/Bond	3.500%	2/15/39	16,426	17,789
United States Treasury Note/Bond	4.250%	5/15/39	20,492	24,552
United States Treasury Note/Bond	4.500%	8/15/39	16,614	20,565
United States Treasury Note/Bond	4.375%	11/15/39	19,456	23,727
United States Treasury Note/Bond	4.625%	2/15/40	25,895	32,632
United States Treasury Note/Bond	4.375%	5/15/40	22,836	27,888
United States Treasury Note/Bond	3.875%	8/15/40	17,018	19,438
United States Treasury Note/Bond	4.250%	11/15/40	20,330	24,459
United States Treasury Note/Bond	4.750%	2/15/41	23,233	29,876
United States Treasury Note/Bond	4.375%	5/15/41	18,530	22,711
United States Treasury Note/Bond	3.750%	8/15/41	20,988	23,575
United States Treasury Note/Bond	3.125%	11/15/41	20,056	20,451
United States Treasury Note/Bond	3.125%	2/15/42	25,606	26,102
United States Treasury Note/Bond	3.000%	5/15/42	20,057	20,013
United States Treasury Note/Bond	2.750%	8/15/42	29,664	28,311
United States Treasury Note/Bond	2.750%	11/15/42	37,064	35,344
United States Treasury Note/Bond	3.125%	2/15/43	37,704	38,375
United States Treasury Note/Bond	2.875%	5/15/43	52,896	51,532
United States Treasury Note/Bond	3.625%	8/15/43	44,157	48,786
United States Treasury Note/Bond	3.750%	11/15/43	53,248	60,046
United States Treasury Note/Bond	3.625%	2/15/44	53,271	58,948
United States Treasury Note/Bond	3.375%	5/15/44	50,233	53,381
United States Treasury Note/Bond	3.125%	8/15/44	54,948	55,944
United States Treasury Note/Bond	3.000%	11/15/44	54,650	54,419
United States Treasury Note/Bond	2.500%	2/15/45	52,914	47,846
United States Treasury Note/Bond	3.000%	5/15/45	53,808	53,581

™š

Long-Term Treasury Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.875%	8/15/45	58,495	56,868
United States Treasury Note/Bond	3.000%	11/15/45	59,226	58,957
United States Treasury Note/Bond	2.500%	2/15/46	53,892	48,587
United States Treasury Note/Bond	2.500%	5/15/46	51,792	46,669
United States Treasury Note/Bond	2.250%	8/15/46	46,261	39,495
United States Treasury Note/Bond	2.875%	11/15/46	51,467	49,996
United States Treasury Note/Bond	3.000%	2/15/47	47,378	47,178
United States Treasury Note/Bond	3.000%	5/15/47	50,860	50,606
United States Treasury Note/Bond	2.750%	8/15/47	50,249	47,572
United States Treasury Note/Bond	2.750%	11/15/47	49,563	46,907
United States Treasury Note/Bond	3.000%	2/15/48	54,515	54,225
United States Treasury Note/Bond	3.125%	5/15/48	55,340	56,447
United States Treasury Note/Bond	3.000%	8/15/48	23,200	23,088
Total U.S. Government and Agency Obligations (Cost $1,746,036)				1,677,595

			Shares
Temporary Cash Investment (0.9%)
Money Market Fund (0.9%)
1 Vanguard Market Liquidity Fund
(Cost $14,358)	2.153%		143,566	14,360
Total Investments (100.3%) (Cost $1,760,394)				1,691,955

				Amount
				($000)
Other Assets and Liabilities (-0.3%)
Other Assets
Investment in Vanguard				86
Receivables for Investment Securities Sold				10,958
Receivables for Accrued Income				9,102
Receivables for Capital Shares Issued				930
Total Other Assets				21,076
Liabilities
Payables for Investment Securities Purchased				(24,084)
Payables for Capital Shares Redeemed				(1,161)
Payables for Distributions				(257)
Payables to Vanguard				(236)
Total Liabilities				(25,738)
Net Assets (100%)				1,687,293

•–

Long-Term Treasury Index Fund

At August 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	1,786,048
Undistributed Net Investment Income	1,622
Accumulated Net Realized Losses	(31,938)
Unrealized Appreciation (Depreciation)	(68,439)
Net Assets	1,687,293

ETF Shares—Net Assets
Applicable to 9,092,292 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	675,808
Net Asset Value Per Share—ETF Shares	$74.33

Admiral Shares—Net Assets
Applicable to 22,424,406 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	559,434
Net Asset Value Per Share—Admiral Shares	$24.95

Institutional Shares—Net Assets
Applicable to 14,276,190 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	452,051
Net Asset Value Per Share—Institutional Shares	$31.66

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

ƒ„

Long-Term Treasury Index Fund

Statement of Operations

Year Ended
August 31, 2018
($000)
Investment Income
Income
Interest[1]	41,694
Total Income	41,694
Expenses
The Vanguard Group—Note B
Investment Advisory Services	47
Management and Administrative—ETF Shares	301
Management and Administrative—Admiral Shares	257
Management and Administrative—Institutional Shares	139
Marketing and Distribution—ETF Shares	38
Marketing and Distribution—Admiral Shares	41
Marketing and Distribution—Institutional Shares	11
Custodian Fees	18
Auditing Fees	50
Shareholders’ Reports and Proxy—ETF Shares	46
Shareholders’ Reports and Proxy—Admiral Shares	21
Shareholders’ Reports and Proxy—Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	970
Net Investment Income	40,724
Realized Net Gain (Loss) on Investment Securities Sold[1,2]	(5,090)
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	(69,891)
Net Increase (Decrease) in Net Assets Resulting from Operations	(34,257)

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $55,000, $6,000, and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.
2 Includes $4,056,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Treasury Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	40,724	27,249
Realized Net Gain (Loss)	(5,090)	(564)
Change in Unrealized Appreciation (Depreciation)	(69,891)	(82,295)
Net Increase (Decrease) in Net Assets Resulting from Operations	(34,257)	(55,610)
Distributions
Net Investment Income
ETF Shares	(16,498)	(13,190)
Admiral Shares	(13,942)	(9,591)
Institutional Shares	(9,959)	(4,367)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(40,399)	(27,148)
Capital Share Transactions
ETF Shares	161,471	20,982
Admiral Shares	120,197	118,161
Institutional Shares	250,354	83,424
Net Increase (Decrease) from Capital Share Transactions	532,022	222,567
Total Increase (Decrease)	457,366	139,809
Net Assets
Beginning of Period	1,229,927	1,090,118
End of Period[1]	1,687,293	1,229,927
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,622,000 and $1,297,000.

See accompanying Notes, which are an integral part of the Financial Statements.

}‘

Long-Term Treasury Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$78.76	$85.64	$75.13	$73.93	$66.33
Investment Operations
Net Investment Income	2.050[1]	2.006[1]	2.021	2.073	2.100
Net Realized and Unrealized Gain (Loss)
on Investments	(4.469)	(6.905)	10.511	1.206	7.429
Total from Investment Operations	(2.419)	(4.899)	12.532	3.279	9.529
Distributions
Dividends from Net Investment Income	(2.011)	(1.981)	(2.022)	(2.079)	(1.929)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.011)	(1.981)	(2.022)	(2.079)	(1.929)
Net Asset Value, End of Period	$74.33	$78.76	$85.64	$75.13	$73.93

Total Return	-3.07%	-5.63%	16.96%	4.44%	14.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$676	$549	$578	$252	$107
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.73%	2.62%	2.58%	2.76%	3.17%
Portfolio Turnover Rate[2]	19%	19%	18%	24%	23%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

•–

Long-Term Treasury Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$26.44	$28.75	$25.21	$24.81	$22.32
Investment Operations
Net Investment Income	.690[1]	. 676[1]	.679	.698	.711
Net Realized and Unrealized Gain (Loss)
on Investments	(1.501)	(2.319)	3.540	.399	2.491
Total from Investment Operations	(.811)	(1.643)	4.219	1.097	3.202
Distributions
Dividends from Net Investment Income	(.679)	(.667)	(.679)	(.697)	(.712)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.679)	(.667)	(.679)	(.697)	(.712)
Net Asset Value, End of Period	$24.95	$26.44	$28.75	$25.21	$24.81

Total Return[2]	-3.06%	-5.62%	16.97%	4.40%	14.63%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$559	$468	$374	$130	$44
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.73%	2.62%	2.58%	2.76%	3.17%
Portfolio Turnover Rate [3]	19%	19%	18%	24%	23%

Signal Shares were renamed Admiral Shares in October 2013.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

•–

Long-Term Treasury Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$33.56	$36.49	$32.00	$31.48	$28.32
Investment Operations
Net Investment Income	.883[1]	.865[1]	.868	.896	.910
Net Realized and Unrealized Gain (Loss)
on Investments	(1.915)	(2.942)	4.492	.517	3.161
Total from Investment Operations	(1.032)	(2.077)	5.360	1.413	4.071
Distributions
Dividends from Net Investment Income	(. 868)	(. 853)	(. 870)	(. 893)	(. 911)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 868)	(. 853)	(. 870)	(. 893)	(. 911)
Net Asset Value, End of Period	$31.66	$33.56	$36.49	$32.00	$31.48

Total Return	-3.07%	-5.60%	16.99%	4.47%	14.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$452	$213	$138	$154	$95
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.07%	0.09%
Ratio of Net Investment Income to
Average Net Assets	2.75%	2.64%	2.60%	2.79%	3.20%
Portfolio Turnover Rate[2]	19%	19%	18%	24%	23%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

•–

Long-Term Treasury Index Fund

Notes to Financial Statements

Vanguard Long-Term Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. The fund changed its name from Vanguard Long-Term Government Bond Index Fund to Vanguard Long-Term Treasury Index Fund in December 2017.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

¢£

Long-Term Treasury Index Fund

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $86,000, representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,677,595	—
Temporary Cash Investments	14,360	—	—
Total	14,360	1,677,595	—

¡¡

Long-Term Treasury Index Fund

D. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent difference primarily attributable to the accounting for in-kind redemptions was reclassified to the following accounts:

Amount
($000)
Paid-in capital	4,056
Undistributed (Overdistributed) net investment income	—
Accumulated net realized gains (losses)	(4,056)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and payables for distributions. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	2,061
Undistributed long-term gains	—
Capital loss carryforwards (non-expiring)	(31,938)
Net unrealized gains (losses)	(68,439)

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	1,760,394
Gross unrealized appreciation	688
Gross unrealized depreciation	(69,127)
Net unrealized appreciation (depreciation)	(68,439)

Long-Term Treasury Index Fund

E. During the year ended August 31, 2018, the fund purchased $1,150,300,000 of investment securities and sold $615,605,000 of investment securities, other than temporary cash investments. Purchases and sales include $499,608,000 and $340,236,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	505,399	6,751	494,338	6,411
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(343,928)	(4,625)	(473,356)	(6,200)
Net Increase (Decrease)—ETF Shares	161,471	2,126	20,982	211
Admiral Shares
Issued	257,934	10,193	322,560	12,713
Issued in Lieu of Cash Distributions	11,605	461	8,434	327
Redeemed	(149,342)	(5,928)	(212,833)	(8,355)
Net Increase (Decrease)—Admiral Shares	120,197	4,726	118,161	4,685
Institutional Shares
Issued	325,625	10,272	96,263	2,986
Issued in Lieu of Cash Distributions	9,959	312	4,367	134
Redeemed	(85,230)	(2,666)	(17,206)	(530)
Net Increase (Decrease)—Institutional Shares	250,354	7,918	83,424	2,590

G. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

–—

Short-Term Corporate Bond Index Fund

Fund Profile
As of August 31, 2018

Share-Class Characteristics
	ETF	Admiral Institutional
	Shares	Shares	Shares
Ticker Symbol	VCSH	VSCSX	VSTBX
Expense Ratio[1]	0.07%	0.07%	0.05%
30-Day SEC Yield	3.32%	3.32%	3.34%

Financial Attributes

		Bloomberg
		Barclays	Bloomberg
		U.S. 1–5	Barclays
		Year	U.S.
		Corporate	Aggregate
	Fund	Bond Index	FA Index

Number of Bonds	2,214	2,185	10,038

Yield to Maturity
(before expenses)	3.4%	3.4%	3.3%

Average Coupon	3.2%	3.3%	3.1%

Average Duration	2.8 years	2.8 years	6.1 years

Average Effective
Maturity	3.0 years	3.0 years	8.4 years

Short-Term
Reserves	0.2%	—	—

Sector Diversification (% of portfolio)
Finance	42.0%
Industrial	53.7
Utilities	4.2
Other	0.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Bloomberg
	Barclays U.S.	Bloomberg
	1–5 Year	Barclays U.S.
	Corporate	Aggregate
	Bond Index	FA Index
R-Squared	0.99	0.73
Beta	1.00	0.45
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.2%
1 - 3 Years	52.5
3 - 5 Years	47.2
5 - 10 Years	0.1

Distribution by Credit Quality (% of portfolio)
Aaa	1.2%
Aa	12.8
A	42.9
Baa	43.1

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratios were 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares.

58

Short-Term Corporate Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2018
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2018

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(11/19/2009)	Investment

	Short-Term Corporate Bond Index Fund
	ETF Shares Net Asset Value	0.01%	1.99%	2.72%	$12,657
	Short-Term Corporate Bond Index Fund
	ETF Shares Market Price	-0.03	1.95	2.73	12,665
	Bloomberg Barclays U.S. 1–5 Year
• • • • • • ••	Corporate Bond Index	0.08	2.11	2.92	12,874

– – – –	Short-Intermediate Investment-Grade
	Debt Funds Average	-0.25	1.38	2.19	12,100
	Spliced Bloomberg Barclays U.S.
	Aggregate Float Adjusted Index	-1.09	2.47	3.09	13,062

For a benchmark description, see the Glossary.
Short-Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

59

Short-Term Corporate Bond Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2018

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(11/18/2010)	Investment
Short-Term Corporate Bond Index Fund
Admiral Shares	0.02%	1.99%	2.30%	$11,937
Bloomberg Barclays U.S. 1–5 Year
Corporate Bond Index	0.08	2.11	2.46	12,083
Bloomberg Barclays U.S. Aggregate Float
Adjusted Index	-1.09	2.47	2.66	12,269
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(11/19/2009)	Investment
Short-Term Corporate Bond Index Fund
Institutional Shares	0.07%	2.02%	2.76%	$6,347,771
Bloomberg Barclays U.S. 1–5 Year
Corporate Bond Index	0.08	2.11	2.92	6,436,863
Spliced Bloomberg Barclays U.S. Aggregate
Float Adjusted Index	-1.09	2.47	3.09	6,530,959
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2018

			Since
	One	Five	Inception
	Year	Years	(11/19/2009)
Short-Term Corporate Bond Index Fund ETF Shares
Market Price	-0.03%	10.15%	26.65%
Short-Term Corporate Bond Index Fund ETF Shares
Net Asset Value	0.01	10.36	26.57
Bloomberg Barclays U.S. 1–5 Year Corporate Bond
Index	0.08	10.99	28.74
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

60

Short-Term Corporate Bond Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2018

		Bloomberg
		Barclays U.S.
		1–5 Year
		Corporate Bond
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	5.34%	5.61%
2011	2.94	3.45
2012	4.68	4.81
2013	1.03	1.29
2014	3.50	3.67
2015	0.96	1.03
2016	3.71	3.78
2017	1.84	2.03
2018	0.01	0.08

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	11/19/2009
Market Price		-0.08%	1.87%			2.68%
Net Asset Value		0.09	1.93			2.68
Admiral Shares	11/18/2010	0.07	1.93	2.13%	0.12%	2.25
Institutional Shares	11/19/2009	0.13	1.95	2.18	0.54	2.72

61

Short-Term Corporate Bond Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2018

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury
	Note/Bond	2.750%	8/31/23	40,000	40,007	0.2%
	U.S. Government
	Securities—Other †				35,004	0.1%
Total U. S. Government and Agency Obligations (Cost $75,008)					75,011	0.3%
Corporate Bonds
Finance
	Banking
	Bank of America Corp.	3.004%	12/20/23	87,793	85,462	0.3%
	Bank of America Corp.	3.300%	1/11/23	58,376	57,814	0.2%
1	Bank of America Corp.	2.369%	7/21/21	43,554	42,790	0.2%
1	Bank of America Corp.	3.550%	3/5/24	41,500	41,228	0.1%
1	Bank of America Corp.	2.151%–5.875%	4/21/20–7/23/24	361,671	356,491	1.3%
	Citibank NA	1.850%–3.400%	9/18/19–7/23/21	145,105	143,574	0.5%
	Citigroup Inc.	2.900%	12/8/21	42,187	41,553	0.1%
1	Citigroup Inc.	2.350%–5.375%	1/10/20– 6/1/24	340,078	336,492	1.3%
	Deutsche Bank AG	4.250%	10/14/21	45,470	45,312	0.2%
	Goldman Sachs Bank USA	3.200%	6/5/20	13,650	13,684	0.1%
	Goldman Sachs Group Inc.	5.750%	1/24/22	67,388	71,988	0.3%
	Goldman Sachs Group Inc.	3.000%	4/26/22	58,450	57,399	0.2%
	Goldman Sachs Group Inc.	5.250%	7/27/21	47,872	50,292	0.2%
	Goldman Sachs Group Inc.	2.300%	12/13/19	39,760	39,452	0.1%
1	Goldman Sachs
	Group Inc.	2.350%– 6.000%	10/23/19–7/24/23	376,818	373,955	1.4%
	HSBC Bank USA NA	4.875%	8/24/20	12,601	12,937	0.0%
	HSBC Holdings plc	2.650%	1/5/22	50,435	49,039	0.2%
	HSBC Holdings plc	3.400%	3/8/21	48,535	48,535	0.2%
1	HSBC Holdings plc	3.262%	3/13/23	45,912	45,157	0.2%

£¤

Short-Term Corporate Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
1 HSBC Holdings plc	2.950%–5.100%	4/5/21–5/18/24	167,062	168,126	0.6%
HSBC USA Inc.	2.350%–5.000%	11/13/19–9/27/20	65,766	65,514	0.2%
JPMorgan Chase & Co.	2.250%	1/23/20	56,970	56,400	0.2%
JPMorgan Chase & Co.	2.295%	8/15/21	49,711	48,443	0.2%
JPMorgan Chase & Co.	4.250%	10/15/20	43,672	44,660	0.2%
JPMorgan Chase & Co.	2.550%	3/1/21	44,521	43,806	0.2%
1 JPMorgan Chase & Co.	2.200%–4.950%	10/22/19–7/23/24	477,475	477,569	1.8%
1 JPMorgan Chase
Bank NA	1.650%–3.086%	9/23/19–4/26/21	67,573	67,230	0.2%
Morgan Stanley	2.750%	5/19/22	59,100	57,611	0.2%
Morgan Stanley	2.625%	11/17/21	51,056	49,819	0.2%
Morgan Stanley	2.650%	1/27/20	46,836	46,555	0.2%
Morgan Stanley	5.625%	9/23/19	44,908	46,181	0.2%
Morgan Stanley	2.500%	4/21/21	44,245	43,078	0.2%
1 Morgan Stanley	3.737%	4/24/24	41,300	41,224	0.1%
Morgan Stanley	2.800%–5.750%	1/26/20–5/22/23	235,452	240,502	0.9%
Toronto-Dominion Bank	2.500%	12/14/20	49,419	48,757	0.2%
Wells Fargo & Co.	3.069%	1/24/23	55,857	54,707	0.2%
Wells Fargo & Co.	2.625%	7/22/22	47,250	45,762	0.2%
Wells Fargo & Co.	2.100%	7/26/21	44,276	42,798	0.2%
Wells Fargo & Co.	2.150%–4.600%	1/30/20–8/15/23	256,120	255,279	0.9%
1 Wells Fargo Bank NA	2.150%–3.550%	12/6/19–8/14/23	146,962	145,971	0.5%
2 Banking—Other †				5,049,593	18.9%
2 Brokerage †				217,147	0.8%
Finance Companies
GE Capital International
Funding Co. Unlimited Co.	2.342%	11/15/20	79,990	78,291	0.3%
Finance Companies—Other †				271,730	1.0%
2 Insurance †				895,752	3.4%
Other Finance †				9,895	0.0%
Real Estate Investment Trusts †				586,466	2.2%
				11,112,020	41.5%
Industrial
Basic Industry †				623,530	2.3%
Capital Goods
General Electric Co.	2.700%	10/9/22	43,463	42,233	0.2%
General Electric Co.	2.100%–5.550%	12/11/19–1/9/23	146,070	148,427	0.5%
2 Capital Goods—Other †				1,258,185	4.7%
Communication
AT&T Inc.	2.450%–5.875%	10/1/19–2/17/23	254,492	254,383	0.9%
Charter Communications
Operating LLC / Charter
Communications
Operating Capital	4.464%	7/23/22	40,342	41,129	0.2%
Time Warner Inc.	3.400%–4.875%	3/15/20– 6/15/22	59,610	60,823	0.2%
2 Communication—Other †				1,113,574	4.2%
Consumer Cyclical
Ford Motor Credit
Co. LLC	2.343%–8.125%	11/4/19–8/6/23	284,170	281,071	1.1%
General Motors
Financial Co. Inc.	2.350%–4.375%	10/4/19– 6/19/23	276,855	274,953	1.0%
Visa Inc.	2.200%	12/14/20	46,270	45,564	0.2%
2 Consumer Cyclical—Other †				1,526,764	5.7%

œ~

Short-Term Corporate Bond Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
	Consumer Noncyclical
	AbbVie Inc.	2.500%	5/14/20	58,585	58,044	0.2%
	Allergan Funding SCS	3.000%	3/12/20	47,193	47,080	0.2%
	Anheuser-Busch InBev
	Finance Inc.	2.650%	2/1/21	109,000	107,646	0.4%
	Anheuser-Busch InBev
	Finance Inc.	3.300%	2/1/23	93,749	92,887	0.3%
	Anheuser-Busch InBev
	Finance Inc.	2.625%	1/17/23	9,505	9,179	0.0%
	Anheuser-Busch InBev
	Worldwide Inc.	2.500%	7/15/22	45,735	44,342	0.2%
	Anheuser-Busch InBev
	Worldwide Inc.	3.750%– 6.875%	11/15/19–1/15/22	46,643	47,632	0.2%
2	Anheuser-Busch North
	American Holding Corp.	3.750%	1/15/22	750	762	0.0%
	CVS Health Corp.	3.700%	3/9/23	81,215	80,759	0.3%
	CVS Health Corp.	2.800%	7/20/20	41,064	40,779	0.1%
	Medtronic Inc.	3.150%	3/15/22	41,186	41,068	0.2%
	Medtronic Inc.	2.500%	3/15/20	40,347	40,105	0.1%
	Shire Acquisitions
	Investments Ireland DAC	1.900%	9/23/19	44,691	44,131	0.2%
	Shire Acquisitions
	Investments Ireland DAC	2.400%	9/23/21	44,237	42,733	0.2%
[2,3]	Consumer Noncyclical—Other †				3,294,008	12.3%
	Energy
	Baker Hughes a GE Co. LLC	3.200%	8/15/21	7,983	7,972	0.0%
	Baker Hughes a GE Co. LLC /
	Baker Hughes Co-Obligor Inc.	2.773%	12/15/22	18,950	18,369	0.1%
	Energy—Other †				1,876,289	7.0%
	Other Industrial †				17,507	0.1%
	Technology
	Apple Inc.	2.400%	5/3/23	76,345	73,826	0.3%
	Apple Inc.	1.500%–2.850%	9/12/19–2/23/23	319,777	314,712	1.2%
	Broadcom Corp. /
	Broadcom Cayman
	Finance Ltd.	3.000%	1/15/22	47,517	46,332	0.2%
	Broadcom Corp. /
	Broadcom Cayman
	Finance Ltd.	2.375%	1/15/20	43,115	42,654	0.2%
2	Dell International LLC /
	EMC Corp.	5.450%	6/15/23	49,995	52,514	0.2%
2	Diamond 1 Finance Corp. /
	Diamond 2 Finance Corp.	4.420%	6/15/21	67,981	69,133	0.2%
	Hewlett Packard Enterprise Co.	3.600%	10/15/20	50,981	51,317	0.2%
	Oracle Corp.	1.900%	9/15/21	64,534	62,440	0.2%
	Technology—Other †				1,552,699	5.8%
	Transportation †				384,026	1.4%
					14,231,581	53.2%
Utilities
2	Electric †				1,050,761	3.9%
2	Natural Gas †				73,435	0.3%
					1,124,196	4.2%
Total Corporate Bonds (Cost $26,872,622)					26,467,797	98.9%

~Ÿ

Short-Term Corporate Bond Index Fund

			Market	Percentage
			Value•	of Net
			($000)	Assets
Taxable Municipal Bonds (Cost $2,054) †			2,029	0.0%

	Coupon	Shares
Temporary Cash Investment
Money Market Fund
4 Vanguard Market Liquidity Fund
(Cost $42,716)	2.153%	427,159	42,725	0.2%
Total Investments (Cost $26,992,400)			26,587,562	99.4%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			1,361
Receivables for Investment Securities Sold			80,026
Receivables for Accrued Income			223,268
Receivables for Capital Shares Issued			3,854
Other Assets			3,543
Total Other Assets			312,052	1.2%
Liabilities
Payables for Investment Securities Purchased			(135,825)
Payables for Capital Shares Redeemed			(6,352)
Payables for Distributions			(2,268)
Payables to Vanguard			(4,140)
Variation Margin Payable—Futures Contracts			(746)
Total Liabilities			(149,331)	(0.6%)
Net Assets			26,750,283	100.0%

At August 31, 2018, net assets consisted of:
				Amount
				($000)
Paid-in Capital				27,168,329
Undistributed Net Investment Income				45,842
Accumulated Net Realized Losses				(59,047)
Unrealized Appreciation (Depreciation)
Investment Securities				(404,838)
Futures Contracts				(3)
Net Assets				26,750,283

ETF Shares—Net Assets
Applicable to 274,646,883 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				21,511,487
Net Asset Value Per Share—ETF Shares				$78.32

–—

Short-Term Corporate Bond Index Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 165,971,140 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,532,599
Net Asset Value Per Share—Admiral Shares	$21.28

Institutional Shares—Net Assets
Applicable to 65,483,918 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,706,197
Net Asset Value Per Share—Institutional Shares	$26.06

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2018, the aggregate value of these securities was $360,386,000, representing 1.3% of net assets.
3 Securities with a value of $4,065,000 have been segregated as initial margin for open futures contracts.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Short Futures Contracts
2-Year U.S. Treasury Note	December 2018	(210)	(44,385)	(3)

See accompanying Notes, which are an integral part of the Financial Statements.

‰‰

Short-Term Corporate Bond Index Fund

Statement of Operations

Year Ended
August 31, 2018
($000)
Investment Income
Income
Interest[1]	669,783
Total Income	669,783
Expenses
The Vanguard Group—Note B
Investment Advisory Services	816
Management and Administrative—ETF Shares	11,878
Management and Administrative—Admiral Shares	1,956
Management and Administrative—Institutional Shares	692
Marketing and Distribution—ETF Shares	1,179
Marketing and Distribution—Admiral Shares	274
Marketing and Distribution—Institutional Shares	47
Custodian Fees	86
Auditing Fees	54
Shareholders’ Reports and Proxy—ETF Shares	1,048
Shareholders’ Reports and Proxy—Admiral Shares	54
Shareholders’ Reports and Proxy—Institutional Shares	1
Trustees’ Fees and Expenses	15
Total Expenses	18,100
Net Investment Income	651,683
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	(73,540)
Futures Contracts	2,179
Realized Net Gain (Loss)	(71,361)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(578,477)
Futures Contracts	(3)
Change in Unrealized Appreciation (Depreciation)	(578,480)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,842

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,373,000, $30,000, and $5,000, respectively. Purchases and sales are for temporary cash investment purposes.
2 Includes ($25,532,000) of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

“”

Short-Term Corporate Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	651,683	463,976
Realized Net Gain (Loss)	(71,361)	13,416
Change in Unrealized Appreciation (Depreciation)	(578,480)	(39,014)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,842	438,378
Distributions
Net Investment Income
ETF Shares	(518,779)	(368,312)
Admiral Shares	(85,686)	(53,903)
Institutional Shares	(40,252)	(27,080)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(644,717)	(449,295)
Capital Share Transactions
ETF Shares	1,169,464	6,749,919
Admiral Shares	437,240	1,222,309
Institutional Shares	230,307	495,280
Net Increase (Decrease) from Capital Share Transactions	1,837,011	8,467,508
Total Increase (Decrease)	1,194,136	8,456,591
Net Assets
Beginning of Period	25,556,147	17,099,556
End of Period[1]	26,750,283	25,556,147
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $45,842,000 and $38,876,000.

See accompanying Notes, which are an integral part of the Financial Statements.

}‘

Short-Term Corporate Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$80.25	$80.52	$79.33	$80.21	$78.97
Investment Operations
Net Investment Income	1.950[1]	1.768[1]	1.661	1.504	1.436
Net Realized and Unrealized Gain (Loss)
on Investments	(1.953)	(.317)	1.240	(.743)	1.305
Total from Investment Operations	(.003)	1.451	2.901	.761	2.741
Distributions
Dividends from Net Investment Income	(1.927)	(1.721)	(1.648)	(1.492)	(1.321)
Distributions from Realized Capital Gains	—	—	(.063)	(.149)	(.180)
Total Distributions	(1.927)	(1.721)	(1.711)	(1.641)	(1.501)
Net Asset Value, End of Period	$78.32	$80.25	$80.52	$79.33	$80.21

Total Return	0.01%	1.84%	3.71%	0.96%	3.50%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$21,511	$20,862	$14,121	$10,377	$8,430
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.48%	2.21%	2.11%	1.90%	1.82%
Portfolio Turnover Rate[2]	56%	66%	57%	62%	56%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

•–

Short-Term Corporate Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$21.81	$21.89	$21.57	$21.81	$21.51
Investment Operations
Net Investment Income	.532[1]	. 481[1]	.451	.409	.395
Net Realized and Unrealized Gain (Loss)
on Investments	(.531)	(.088)	.337	(.199)	.347
Total from Investment Operations	.001	.393	.788	.210	.742
Distributions
Dividends from Net Investment Income	(.531)	(.473)	(.451)	(.410)	(.393)
Distributions from Realized Capital Gains	—	—	(.017)	(.040)	(.049)
Total Distributions	(.531)	(.473)	(.468)	(.450)	(.442)
Net Asset Value, End of Period	$21.28	$21.81	$21.89	$21.57	$21.81

Total Return[2]	0.02%	1.83%	3.70%	0.97%	3.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,533	$3,180	$1,959	$1,222	$821
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.48%	2.21%	2.11%	1.90%	1.82%
Portfolio Turnover Rate [3]	56%	66%	57%	62%	56%

Signal Shares were renamed Admiral Shares in October 2013.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

•–

Short-Term Corporate Bond Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$26.70	$26.80	$26.41	$26.71	$26.33
Investment Operations
Net Investment Income	.656[1]	.594[1]	.558	.509	.491
Net Realized and Unrealized Gain (Loss)
on Investments	(.641)	(.111)	.413	(.249)	.437
Total from Investment Operations	.015	.483	.971	.260	.928
Distributions
Dividends from Net Investment Income	(.655)	(.583)	(.560)	(.510)	(.488)
Distributions from Realized Capital Gains	—	—	(.021)	(.050)	(.060)
Total Distributions	(.655)	(.583)	(.581)	(.560)	(.548)
Net Asset Value, End of Period	$26.06	$26.70	$26.80	$26.41	$26.71

Total Return[2]	0.07%	1.84%	3.72%	0.98%	3.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,706	$1,515	$1,020	$745	$634
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.07%	0.09%
Ratio of Net Investment Income to
Average Net Assets	2.50%	2.23%	2.13%	1.93%	1.85%
Portfolio Turnover Rate [3]	56%	66%	57%	62%	56%

1 Calculated based on average shares outstanding.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

•–

Short-Term Corporate Bond Index Fund

Notes to Financial Statements

Vanguard Short-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2018, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

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Short-Term Corporate Bond Index Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $1,361,000, representing 0.01% of the fund’s net assets and 0.54% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

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Short-Term Corporate Bond Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	75,011	—
Corporate Bonds	—	26,467,797	—
Taxable Municipal Bonds	—	2,029	—
Temporary Cash Investments	42,725	—	—
Futures Contracts—Liabilities[1]	(746)	—	—
Total	41,979	26,544,837	—
1 Represents variation margin on the last day of the reporting period.

D. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in capital	(25,532)
Undistributed (Overdistributed) net investment income	—
Accumulated net realized gains (losses)	25,532

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Short-Term Corporate Bond Index Fund

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales, the realization of unrealized gains or losses on certain futures contracts, and payables for distributions. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	51,303
Undistributed long-term gains	—
Capital loss carryforwards (non-expiring)	(59,005)
Net unrealized gains (losses)	(404,838)

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	26,992,400
Gross unrealized appreciation	10,746
Gross unrealized depreciation	(415,584)
Net unrealized appreciation (depreciation)	(404,838)

E. During the year ended August 31, 2018, the fund purchased $12,802,910,000 of investment securities and sold $10,756,912,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $5,954,127,000 and $6,023,778,000, respectively. Total purchases and sales include $3,415,901,000 and $2,272,692,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2018, such purchases and sales were $4,919,208,000 and $844,043,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

Short-Term Corporate Bond Index Fund

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	3,483,918	44,176	6,885,407	86,293
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(2,314,454)	(29,500)	(135,488)	(1,700)
Net Increase (Decrease)—ETF Shares	1,169,464	14,676	6,749,919	84,593
Admiral Shares
Issued	2,006,001	93,348	2,266,859	104,397
Issued in Lieu of Cash Distributions	69,123	3,230	43,547	2,006
Redeemed	(1,637,884)	(76,367)	(1,088,097)	(50,134)
Net Increase (Decrease) —Admiral Shares	437,240	20,211	1,222,309	56,269
Institutional Shares
Issued	506,657	19,295	622,558	23,451
Issued in Lieu of Cash Distributions	31,448	1,200	20,932	788
Redeemed	(307,798)	(11,728)	(148,210)	(5,579)
Net Increase (Decrease)—Institutional Shares	230,307	8,767	495,280	18,660

G. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

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Intermediate-Term Corporate Bond Index Fund

Fund Profile
As of August 31, 2018

Share-Class Characteristics
	ETF	Admiral Institutional
	Shares	Shares	Shares
Ticker Symbol	VCIT	VICSX	VICBX
Expense Ratio[1]	0.07%	0.07%	0.05%
30-Day SEC Yield	3.98%	3.98%	4.00%

Financial Attributes

		Bloomberg
		Barclays	Bloomberg
		U.S. 5–10	Barclays
		Year	U.S.
		Corporate	Aggregate
	Fund	Bond Index	FA Index

Number of Bonds	1,736	1,705	10,038

Yield to Maturity
(before expenses)	4.0%	4.0%	3.3%

Average Coupon	3.7%	3.8%	3.1%

Average Duration	6.3 years	6.3 years	6.1 years

Average Effective
Maturity	7.5 years	7.4 years	8.4 years

Short-Term
Reserves	0.4%	—	—

Sector Diversification (% of portfolio)
Finance	36.5%
Industrial	57.9
Treasury/Agency	0.2
Utilities	5.4

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Bloomberg
	Barclays U.S.	Bloomberg
	5–10 Year	Barclays U.S.
	Corporate	Aggregate
	Bond Index	FA Index
R-Squared	0.99	0.84
Beta	1.02	1.20
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.1%
1 - 3 Years	0.1
3 - 5 Years	1.7
5 - 10 Years	98.1

Distribution by Credit Quality (% of portfolio)
U.S. Government	0.1%
Aaa	1.6
Aa	5.7
A	37.9
Baa	54.7

Credit-quality ratings are obtained from Barclays and are from
Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the
Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratios were 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares.

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Intermediate-Term Corporate Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2018
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2018

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(11/19/2009)	Investment

	Intermediate-Term Corporate Bond
	Index Fund ETF Shares Net Asset Value	-1.62%	3.87%	5.07%	$15,440
	Intermediate-Term Corporate Bond
	Index Fund ETF Shares Market Price	-1.71	3.85	5.08	15,446
	Bloomberg Barclays U.S. 5–10 Year
• • • • • • ••	Corporate Bond Index	-1.49	3.93	5.19	15,591

– – – –	Spliced Core Bond Funds Average	-1.12	2.35	3.32	13,318
	Spliced Bloomberg Barclays U.S.
	Aggregate Float Adjusted Index	-1.09	2.47	3.09	13,062

For a benchmark description, see the Glossary.
Spliced Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.
See Financial Highlights for dividend and capital gains information.

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Intermediate-Term Corporate Bond Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2018

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(3/2/2010)	Investment
Intermediate-Term Corporate Bond Index
Fund Admiral Shares	-1.85%	3.83%	4.95%	$15,071
Bloomberg Barclays U.S. 5–10 Year
Corporate Bond Index	-1.49	3.93	5.06	15,207
Bloomberg Barclays U.S. Aggregate Float
Adjusted Index	-1.09	2.47	3.07	12,929
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(11/19/2009)	Investment
Intermediate-Term Corporate Bond Index
Fund Institutional Shares	-1.82%	3.84%	5.08%	$7,725,058
Bloomberg Barclays U.S. 5–10 Year
Corporate Bond Index	-1.49	3.93	5.19	7,795,427
Spliced Bloomberg Barclays U.S. Aggregate
Float Adjusted Index	-1.09	2.47	3.09	6,530,959
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2018

			Since
	One	Five	Inception
	Year	Years	(11/19/2009)
Intermediate-Term Corporate Bond Index Fund ETF
Shares Market Price	-1.71%	20.80%	54.46%
Intermediate-Term Corporate Bond Index Fund ETF
Shares Net Asset Value	-1.62	20.88	54.40
Bloomberg Barclays U.S. 5–10 Year Corporate Bond
Index	-1.49	21.27	55.91
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.

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Intermediate-Term Corporate Bond Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2018

		Bloomberg
		Barclays U.S.
		5–10 Year
		Corporate Bond
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	11.30%	11.41%
2011	5.65	6.19
2012	10.43	10.07
2013	-1.64	-1.27
2014	9.60	9.51
2015	0.32	0.39
2016	9.58	9.46
2017	1.98	2.30
2018	-1.62	-1.49

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	11/19/2009
Market Price		-1.40%	3.53%			5.01%
Net Asset Value		-1.27	3.52			5.01
Admiral Shares	3/2/2010	-1.30	3.53	3.55%	1.36%	4.91
Fee-Adjusted Returns		-1.54	3.48			4.88
Institutional Shares	11/19/2009	-1.27	3.55	3.61	1.44	5.05
Fee-Adjusted Returns		-1.52	3.49			5.02

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.

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Intermediate-Term Corporate Bond Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2018

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury
	Note/Bond	2.875%	8/15/28	56,985	57,029	0.3%
	U.S. Government
	Securities—Other †				4,515	0.0%
Total U.S. Government and Agency Obligations (Cost $61,635)					61,544	0.3%
Corporate Bonds
Finance
	Banking
	Bank of America Corp.	3.419%	12/20/28	96,994	91,671	0.4%
	Bank of America Corp.	3.950%	4/21/25	41,007	40,264	0.2%
	Bank of America Corp.	3.500%	4/19/26	40,729	39,621	0.2%
1	Bank of America Corp.	3.093%– 6.220%	1/22/24–7/23/29	479,154	471,722	2.3%
	Bank One Corp.	7.625%–8.000%	10/15/26–4/29/27	15,830	19,651	0.1%
	Citigroup Inc.	4.450%	9/29/27	70,850	70,244	0.3%
1	Citigroup Inc.	3.200%– 6.625%	10/25/23–4/23/29	393,593	384,601	1.8%
	Credit Suisse AG	3.625%	9/9/24	46,209	45,656	0.2%
1	Goldman Sachs Group Inc.	3.814%	4/23/29	44,975	43,104	0.2%
	Goldman Sachs Group Inc.	3.850%	1/26/27	43,852	42,818	0.2%
1	Goldman Sachs Group Inc.	4.223%	5/1/29	43,125	42,776	0.2%
	Goldman Sachs Group Inc.	3.500%	1/23/25	40,911	39,867	0.2%
1	Goldman Sachs
	Group Inc.	3.272%–5.950%	3/3/24– 6/5/28	265,864	262,393	1.3%
	HSBC Holdings plc	4.300%	3/8/26	44,460	44,984	0.2%
1	HSBC Holdings plc	4.583%	6/19/29	42,825	43,489	0.2%
1	HSBC Holdings plc	3.900%–4.375%	3/14/24–3/13/28	143,498	141,973	0.7%
	HSBC USA Inc.	3.500%	6/23/24	10,071	9,941	0.1%
	JPMorgan Chase & Co.	3.875%	9/10/24	51,491	51,151	0.3%
1	JPMorgan Chase & Co.	4.005%	4/23/29	51,500	51,048	0.2%

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Intermediate-Term Corporate Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
JPMorgan Chase & Co.	2.950%	10/1/26	47,715	44,426	0.2%
1 JPMorgan Chase & Co.	3.782%	2/1/28	44,961	43,965	0.2%
JPMorgan Chase & Co.	3.900%	7/15/25	41,904	42,013	0.2%
JPMorgan Chase & Co.	3.300%	4/1/26	41,880	40,310	0.2%
1 JPMorgan Chase & Co.	3.125%–4.250%	2/1/24–7/23/29	255,943	251,163	1.2%
1 Morgan Stanley	3.591%	7/22/28	46,980	44,722	0.2%
Morgan Stanley	3.625%	1/20/27	44,900	43,289	0.2%
Morgan Stanley	3.875%	4/29/24	42,647	42,829	0.2%
Morgan Stanley	3.125%	7/27/26	43,170	40,449	0.2%
Morgan Stanley	3.875%	1/27/26	39,568	39,114	0.2%
1 Morgan Stanley	3.700%– 6.250%	10/23/24–1/24/29	221,079	221,051	1.1%
Wachovia Corp.	6.605%–7.574%	10/1/25–8/1/26	2,459	2,896	0.0%
Wells Fargo & Co.	3.000%	4/22/26	51,774	48,605	0.2%
Wells Fargo & Co.	4.100%	6/3/26	43,199	43,180	0.2%
Wells Fargo & Co.	3.000%	10/23/26	45,285	42,298	0.2%
1 Wells Fargo & Co.	3.000%–4.480%	1/16/24–5/22/28	178,305	174,280	0.8%
2 Banking—Other †				2,140,045	10.3%
Brokerage †				327,285	1.6%
Finance Companies †				130,901	0.6%
2 Insurance †				854,986	4.1%
Other Finance †				15,182	0.1%
Real Estate Investment Trusts †				987,900	4.7%
				7,557,863	36.2%
Industrial
2 Basic Industry †				504,392	2.4%
2 Capital Goods †				970,514	4.7%
Communication
AT&T Inc.	3.400%	5/15/25	71,857	68,143	0.3%
2 AT&T Inc.	3.800%–4.450%	3/1/24–2/15/28	152,587	150,681	0.7%
Charter Communications
Operating LLC / Charter
Communications
Operating Capital	4.908%	7/23/25	63,446	64,750	0.3%
Time Warner Inc.	2.950%–4.050%	12/15/23–2/15/27	73,662	70,994	0.4%
Verizon
Communications Inc.	5.150%	9/15/23	57,026	61,148	0.3%
Verizon Communications Inc.	3.376%	2/15/25	55,059	53,683	0.3%
Verizon Communications Inc.	4.125%	3/16/27	44,855	45,077	0.2%
2 Verizon
Communications Inc.	2.625%–4.329%	3/15/24–9/21/28	82,318	78,681	0.4%
Vodafone Group plc	4.375%	5/30/28	42,092	41,725	0.2%
2 Communication—Other †				821,417	3.9%
Consumer Cyclical
Amazon.com Inc.	3.150%	8/22/27	43,245	41,779	0.2%
Visa Inc.	3.150%	12/14/25	62,847	61,591	0.3%
Walmart Inc.	3.700%	6/26/28	39,870	40,374	0.2%
2 Consumer Cyclical—Other †				1,415,743	6.8%
Consumer Noncyclical
Abbott Laboratories	3.750%	11/30/26	44,116	43,726	0.2%
AbbVie Inc.	3.600%	5/14/25	51,793	50,478	0.2%
Allergan Funding SCS	3.800%	3/15/25	58,075	57,439	0.3%
Anheuser-Busch InBev
Finance Inc.	3.650%	2/1/26	158,630	155,139	0.7%

Intermediate-Term Corporate Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
Anheuser-Busch InBev
Finance Inc.	3.700%	2/1/24	19,936	20,026	0.1%
Anheuser-Busch InBev
Worldwide Inc.	3.500%–4.000%	1/12/24–4/13/28	51,056	50,848	0.3%
2 BAT Capital Corp.	3.557%	8/15/27	50,235	47,043	0.2%
CVS Health Corp.	4.300%	3/25/28	129,091	128,230	0.6%
CVS Health Corp.	4.100%	3/25/25	68,820	68,913	0.3%
CVS Health Corp.	3.875%	7/20/25	43,121	42,478	0.2%
CVS Health Corp.	2.875%–4.000%	12/5/23– 6/1/26	57,915	55,316	0.3%
Medtronic Inc.	3.500%	3/15/25	56,426	56,407	0.3%
2 Consumer Noncyclical—Other †				2,457,051	11.8%
2 Energy †				1,875,774	9.0%
Other Industrial †				50,488	0.2%
Technology
Apple Inc.	3.250%	2/23/26	43,597	42,813	0.2%
Apple Inc.	2.450%–3.450%	2/9/24–11/13/27	311,998	302,291	1.5%
Broadcom Corp. /
Broadcom Cayman
Finance Ltd.	3.875%	1/15/27	83,743	78,260	0.4%
2 Diamond 1 Finance
Corp. / Diamond 2
Finance Corp.	6.020%	6/15/26	63,426	67,187	0.3%
Microsoft Corp.	2.400%	8/8/26	55,259	51,317	0.2%
Microsoft Corp.	3.300%	2/6/27	48,706	48,155	0.2%
Microsoft Corp.	2.700%–3.625%	12/15/23–11/3/25	130,258	128,207	0.6%
Oracle Corp.	2.650%	7/15/26	42,853	39,902	0.2%
3 Technology—Other †				1,087,989	5.2%
Transportation †				453,432	2.2%
				11,949,601	57.3%
Utilities
2 Electric †				975,043	4.7%
Natural Gas †				102,847	0.5%
Other Utility †				25,302	0.1%
				1,103,192	5.3%
Total Corporate Bonds (Cost $21,156,289)				20,610,656	98.8%

			Shares
Temporary Cash Investment
Money Market Fund
4 Vanguard Market Liquidity Fund
(Cost $83,780)	2.153%		837,734	83,790	0.4%
Total Investments (Cost $21,301,704)				20,755,990	99.5%

š›

Intermediate-Term Corporate Bond Index Fund

		Percentage
	Amount	of Net
	($000)	Assets
Other Assets and Liabilities
Other Assets
Investment in Vanguard	1,061
Receivables for Investment Securities Sold	40,254
Receivables for Accrued Income	214,982
Receivables for Capital Shares Issued	2,199
Other Assets	247
Total Other Assets	258,743	1.2%
Liabilities
Payables for Investment Securities Purchased	(140,741)
Payables for Capital Shares Redeemed	(905)
Payables for Distributions	(1,179)
Payables to Vanguard	(2,614)
Variation Margin Payable—Futures Contracts	(96)
Total Liabilities	(145,535)	(0.7%)
Net Assets	20,869,198	100.0%

At August 31, 2018, net assets consisted of:
		Amount
		($000)
Paid-in Capital		21,472,696
Undistributed Net Investment Income		55,372
Accumulated Net Realized Losses		(113,156)
Unrealized Appreciation (Depreciation)		(545,714)
Net Assets		20,869,198

ETF Shares—Net Assets
Applicable to 229,737,465 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		19,301,891
Net Asset Value Per Share—ETF Shares		$84.02

Admiral Shares—Net Assets
Applicable to 47,570,999 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,075,500
Net Asset Value Per Share—Admiral Shares		$22.61

Intermediate-Term Corporate Bond Index Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 17,604,135 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	491,807
Net Asset Value Per Share—Institutional Shares	$27.94

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2018, the aggregate value of these securities was $420,027,000, representing 2.0% of net assets.
3 Securities with a value of $1,154,000 have been segregated as initial margin for recently closed futures contracts.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Statement of Operations

Year Ended
August 31, 2018
($000)
Investment Income
Income
Interest[1]	703,356
Total Income	703,356
Expenses
The Vanguard Group—Note B
Investment Advisory Services	625
Management and Administrative—ETF Shares	10,221
Management and Administrative—Admiral Shares	613
Management and Administrative—Institutional Shares	252
Marketing and Distribution—ETF Shares	1,108
Marketing and Distribution—Admiral Shares	86
Marketing and Distribution—Institutional Shares	17
Custodian Fees	45
Auditing Fees	52
Shareholders’ Reports and Proxy—ETF Shares	867
Shareholders’ Reports and Proxy—Admiral Shares	18
Shareholders’ Reports and Proxy—Institutional Shares	1
Trustees’ Fees and Expenses	11
Total Expenses	13,916
Net Investment Income	689,440
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	(98,458)
Futures Contracts	(632)
Realized Net Gain (Loss)	(99,090)
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	(927,990)
Net Increase (Decrease) in Net Assets Resulting from Operations	(337,640)

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,172,000, $35,000, and $9,000, respectively. Purchases and sales are for temporary cash investment purposes.
2 Includes ($2,494,000) of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

“”

Intermediate-Term Corporate Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	689,440	456,587
Realized Net Gain (Loss)	(99,090)	27,719
Change in Unrealized Appreciation (Depreciation)	(927,990)	(65,344)
Net Increase (Decrease) in Net Assets Resulting from Operations	(337,640)	418,962
Distributions
Net Investment Income
ETF Shares	(621,479)	(397,564)
Admiral Shares	(36,906)	(26,554)
Institutional Shares	(20,134)	(14,578)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(678,519)	(438,696)
Capital Share Transactions
ETF Shares	3,530,037	6,663,645
Admiral Shares	117,812	318,614
Institutional Shares	(47,827)	187,545
Net Increase (Decrease) from Capital Share Transactions	3,600,022	7,169,804
Total Increase (Decrease)	2,583,863	7,150,070
Net Assets
Beginning of Period	18,285,335	11,135,265
End of Period[1]	20,869,198	18,285,335
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $55,372,000 and $44,451,000.

See accompanying Notes, which are an integral part of the Financial Statements.

}‘

Intermediate-Term Corporate Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$88.35	$89.47	$84.39	$86.98	$82.31
Investment Operations
Net Investment Income	2.935[1]	2.869[1]	2.831	2.767	2.724
Net Realized and Unrealized Gain (Loss)
on Investments[1]	(4.362)	(1.184)	5.083	(2.473)	5.024
Total from Investment Operations	(1.427)	1.685	7.914	.294	7.748
Distributions
Dividends from Net Investment Income	(2.903)	(2.805)	(2.834)	(2.754)	(2.496)
Distributions from Realized Capital Gains	—	—	—	(.130)	(.582)
Total Distributions	(2.903)	(2.805)	(2.834)	(2.884)	(3.078)
Net Asset Value, End of Period	$84.02	$88.35	$89.47	$84.39	$86.98

Total Return	-1.62%	1.98%	9.58%	0.32%	9.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,302	$16,699	$10,048	$5,393	$4,010
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	3.44%	3.30%	3.34%	3.25%	3.25%
Portfolio Turnover Rate[2]	65%	65%	71%	56%	65%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

••

Intermediate-Term Corporate Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$23.78	$24.08	$22.71	$23.40	$22.20
Investment Operations
Net Investment Income	.792[1]	.774[1]	.764	.745	.736
Net Realized and Unrealized Gain (Loss)
on Investments	(1.175)	(.318)	1.371	(.654)	1.355
Total from Investment Operations	(.383)	.456	2.135	.091	2.091
Distributions
Dividends from Net Investment Income	(.787)	(.756)	(.765)	(.746)	(.734)
Distributions from Realized Capital Gains	—	—	—	(.035)	(.157)
Total Distributions	(.787)	(.756)	(.765)	(.781)	(. 891)
Net Asset Value, End of Period	$22.61	$23.78	$24.08	$22.71	$23.40

Total Return[2]	-1.61%	1.99%	9.57%	0.37%	9.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,076	$1,014	$700	$423	$239
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	3.44%	3.30%	3.34%	3.25%	3.25%
Portfolio Turnover Rate [3]	65%	65%	71%	56%	65%

Signal Shares were renamed Admiral shares in October 2013.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

•–

Intermediate-Term Corporate Bond Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$29.38	$29.75	$28.06	$28.92	$27.44
Investment Operations
Net Investment Income	.983[1]	.962[1]	.949	.931	.919
Net Realized and Unrealized Gain (Loss)
on Investments	(1.446)	(.392)	1.690	(.816)	1.671
Total from Investment Operations	(.463)	.570	2.639	.115	2.590
Distributions
Dividends from Net Investment Income	(. 977)	(. 940)	(. 949)	(. 932)	(. 916)
Distributions from Realized Capital Gains	—	—	—	(.043)	(.194)
Total Distributions	(.977)	(.940)	(.949)	(.975)	(1.110)
Net Asset Value, End of Period	$27.94	$29.38	$29.75	$28.06	$28.92

Total Return[2]	-1.57%	2.01%	9.58%	0.37%	9.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$492	$572	$387	$338	$307
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.07%	0.09%
Ratio of Net Investment Income to
Average Net Assets	3.46%	3.32%	3.36%	3.28%	3.28%
Portfolio Turnover Rate [3]	65%	65%	71%	56%	65%

1 Calculated based on average shares outstanding.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

•–

Intermediate-Term Corporate Bond Index Fund

Notes to Financial Statements

Vanguard Intermediate-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates.

The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2018, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2018.

˜™

Intermediate-Term Corporate Bond Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

¡¢

Intermediate-Term Corporate Bond Index Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $1,061,000, representing 0.01% of the fund’s net assets and 0.42% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	61,544	—
Corporate Bonds	—	20,610,656	—
Temporary Cash Investments	83,790	—	—
Futures Contracts—Liabilities[1]	(96)	—	—
Total	83,694	20,672,200	—
1 Represents variation margin on the last day of the reporting period for recently closed futures contracts.

D. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in capital	(2,494)
Undistributed (Overdistributed) net investment income	—
Accumulated net realized gains (losses)	2,494

š›

Intermediate-Term Corporate Bond Index Fund

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales, straddles, and payables for distributions. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	58,404
Undistributed long-term gains	—
Capital loss carryforwards (non-expiring)	(112,542)
Net unrealized gains (losses)	(546,282)

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	21,302,272
Gross unrealized appreciation	18,423
Gross unrealized depreciation	(564,705)
Net unrealized appreciation (depreciation)	(546,282)

E. During the year ended August 31, 2018, the fund purchased $11,290,848,000 of investment securities and sold $7,540,983,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $6,649,797,000 and $6,631,277,000, respectively. Total purchases and sales include $4,844,630,000 and $1,405,426,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2018, such purchases and sales were $1,279,666,000 and $5,025,388,000 respectively; these amounts are included in the purchases and sales of investment securities noted above.

Intermediate-Term Corporate Bond Index Fund

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued[1]	4,970,461	57,724	6,950,937	80,003
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,440,424)	(17,000)	(287,292)	(3,300)
Net Increase (Decrease)—ETF Shares	3,530,037	40,724	6,663,645	76,703
Admiral Shares
Issued[1]	438,358	18,901	526,063	22,458
Issued in Lieu of Cash Distributions	30,536	1,331	22,355	953
Redeemed	(351,082)	(15,292)	(229,804)	(9,850)
Net Increase (Decrease)—Admiral Shares	117,812	4,940	318,614	13,561
Institutional Shares
Issued[1]	170,333	5,907	224,066	7,736
Issued in Lieu of Cash Distributions	12,904	454	8,685	300
Redeemed	(231,064)	(8,230)	(45,206)	(1,569)
Net Increase (Decrease)—Institutional Shares	(47,827)	(1,869)	187,545	6,467
1 Includes purchase fees for fiscal 2018 and 2017 of $1,706,000 and $1,802,000, respectively (fund totals).

G. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

‘’

Long-Term Corporate Bond Index Fund

Fund Profile
As of August 31, 2018

Share-Class Characteristics
	ETF	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VCLT	VLTCX	VLCIX
Expense Ratio[1]	0.07%	0.07%	0.05%
30-Day SEC Yield	4.56%	4.56%	4.58%

Financial Attributes

		Bloomberg
		Barclays	Bloomberg
		U.S. 10+	Barclays
		Year	U.S.
		Corporate	Aggregate
	Fund	Bond Index	FA Index

Number of Bonds	1,851	1,829	10,038

Yield to Maturity
(before expenses)	4.6%	4.6%	3.3%

Average Coupon	5.0%	5.1%	3.1%

Average Duration	13.6 years	13.7 years	6.1 years

Average Effective
Maturity	23.6 years	23.5 years	8.4 years

Short-Term
Reserves	0.6%	—	—

Sector Diversification (% of portfolio)
Finance	16.8%
Industrial	70.5
Treasury/Agency	0.1
Utilities	12.4
Other	0.2

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Bloomberg
	Barclays U.S.	Bloomberg
	10+ Year	Barclays U.S.
	Corporate	Aggregate
	Bond Index	FA Index
R-Squared	0.99	0.68
Beta	1.02	2.07
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.2%
5 - 10 Years	0.6
10 - 20 Years	31.0
20 - 30 Years	63.4
Over 30 Years	4.8

Distribution by Credit Quality (% of portfolio)
U.S. Government	0.1%
Aaa	3.5
Aa	6.1
A	41.3
Baa	49.0

Credit-quality ratings are obtained from Barclays and are from
Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the
Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratios were 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares.

96

Long-Term Corporate Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2018
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2018

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(11/19/2009)	Investment

	Long-Term Corporate Bond Index Fund
	ETF Shares Net Asset Value	-2.01%	5.93%	6.76%	$17,756
	Long-Term Corporate Bond Index Fund
	ETF Shares Market Price	-2.22	6.01	6.76	17,765
	Bloomberg Barclays U.S. 10+ Year
• • • • • • ••	Corporate Bond Index	-1.85	5.86	6.78	17,787

– – – –	Corporate Debt Funds BBB-Rated
	Average	-1.16	3.51	4.82	15,120
	Spliced Bloomberg Barclays U.S.
	Aggregate Float Adjusted Index	-1.09	2.47	3.09	13,062

For a benchmark description, see the Glossary.
Corporate Debt Funds BBB-Rated Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns are adjusted to reflect the 1.00% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.
See Financial Highlights for dividend and capital gains information.

97

Long-Term Corporate Bond Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2018

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(1/19/2010)	Investment
Long-Term Corporate Bond Index Fund
Admiral Shares	-2.98%	5.72%	6.65%	$17,410
Bloomberg Barclays U.S. 10+ Year
Corporate Bond Index	-1.85	5.86	6.81	17,633
Bloomberg Barclays U.S. Aggregate Float
Adjusted Index	-1.09	2.47	3.13	13,039
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(11/19/2009)	Investment
Long-Term Corporate Bond Index Fund
Institutional Shares	-2.93%	5.74%	6.67%	$8,818,137
Bloomberg Barclays U.S. 10+ Year
Corporate Bond Index	-1.85	5.86	6.78	8,893,642
Spliced Bloomberg Barclays U.S. Aggregate
Float Adjusted Index	-1.09	2.47	3.09	6,530,959
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2018

			Since
	One	Five	Inception
	Year	Years	(11/19/2009)
Long-Term Corporate Bond Index Fund ETF Shares
Market Price	-2.22%	33.91%	77.65%
Long-Term Corporate Bond Index Fund ETF Shares
Net Asset Value	-2.01	33.35	77.56
Bloomberg Barclays U.S. 10+ Year Corporate Bond
Index	-1.85	32.96	77.87
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns are adjusted to reflect the 1.00% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.

98

Long-Term Corporate Bond Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2018

		Bloomberg
		Barclays U.S.
		10+ Year
		Corporate Bond
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	14.54%	14.46%
2011	4.19	5.18
2012	19.40	18.33
2013	-6.55	-6.09
2014	17.35	16.80
2015	-3.64	-3.48
2016	18.21	17.71
2017	1.81	2.08
2018	-2.01	-1.85

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	11/19/2009
Market Price		-2.24%	5.49%			6.66%
Net Asset Value		-1.97	5.46			6.67
Admiral Shares	1/19/2010	-1.95	5.47	4.82%	1.87%	6.69
Fee-Adjusted Returns		-2.93	5.26			6.56
Institutional Shares	11/19/2009	-1.93	5.49	4.84	1.87	6.71
Fee-Adjusted Returns		-2.91	5.28			6.58

Vanguard fund returns are adjusted to reflect the 1.00% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.

99

Long-Term Corporate Bond Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2018

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury
	Note/Bond	2.875%	8/15/28	11,880	11,889	0.3%
	U.S. Government
	Securities—Other †				2,754	0.1%
Total U.S. Government and Agency Obligations (Cost $14,679)					14,643	0.4%
Corporate Bonds
Finance
	Banking
1	Bank of America Corp.	3.946%–7.750%	1/29/37–1/23/49	29,186	32,141	0.9%
	Bank of America NA	6.000%	10/15/36	2,592	3,098	0.1%
	Bank One Capital III	8.750%	9/1/30	453	622	0.0%
1	Citigroup Inc.	3.878%–8.125%	6/15/32–7/23/48	31,957	35,469	1.0%
	Goldman Sachs Capital I	6.345%	2/15/34	2,422	2,849	0.1%
	Goldman Sachs Group Inc.	6.750%	10/1/37	12,019	14,564	0.4%
1	Goldman Sachs
	Group Inc.	4.017%– 6.450%	2/15/33–10/21/45	32,722	34,550	1.0%
	HSBC Holdings plc	6.500%	9/15/37	5,610	6,701	0.2%
1	JPMorgan Chase & Co.	3.882%– 6.400%	5/15/38–1/23/49	45,607	47,241	1.4%
	Wachovia Corp.	5.500%–7.500%	4/15/35–10/15/35	2,083	2,442	0.1%
	Wells Fargo & Co.	3.900%–5.606%	2/7/35–12/7/46	32,171	32,784	0.9%
	Wells Fargo Bank NA	5.850%– 6.600%	8/26/36–1/15/38	7,496	9,108	0.3%
1	Wells Fargo Capital X	5.950%	2/15/36	1,650	1,782	0.1%
	Banking—Other †				85,001	2.4%
	Brokerage †				16,903	0.5%
	Finance Companies
	GE Capital International
	Funding Co. Unlimited Co.	4.418%	11/15/35	24,687	23,680	0.7%
	Finance Companies—Other †				1,370	0.0%

§¨¨

Long-Term Corporate Bond Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
	Insurance
	Berkshire Hathaway
	Finance Corp.	4.200%–5.750%	1/15/40–8/15/48	9,931	10,434	0.3%
	Berkshire Hathaway Inc.	4.500%	2/11/43	1,881	1,980	0.1%
2	Insurance—Other †				190,505	5.4%
	Real Estate Investment Trusts †				26,499	0.8%
					579,723	16.7%
Industrial
	Basic Industry
	Lubrizol Corp.	6.500%	10/1/34	528	681	0.0%
	Vale Overseas Ltd.	6.875%	11/21/36	6,103	7,026	0.2%
	Basic Industry—Other †				128,784	3.7%
	Capital Goods
	General Electric Co.	6.750%	3/15/32	6,634	8,221	0.2%
	General Electric Co.	5.875%	1/14/38	6,649	7,573	0.2%
	General Electric Co.	4.125%– 6.875%	8/7/37–3/11/44	15,915	16,734	0.5%
	Precision Castparts
	Corp.	3.900%–4.375%	1/15/43– 6/15/45	1,630	1,638	0.1%
	United Technologies
	Corp.	4.500%	6/1/42	7,955	7,900	0.2%
[2,3]	Capital Goods—Other †				139,631	4.0%
	Communication
	AT&T Corp.	8.250%	11/15/31	822	1,082	0.0%
	AT&T Inc.	4.500%	3/9/48	9,533	8,214	0.2%
	AT&T Inc.	5.250%	3/1/37	7,489	7,412	0.2%
2	AT&T Inc.	4.300%	2/15/30	7,725	7,384	0.2%
	AT&T Inc.	4.750%	5/15/46	7,549	6,810	0.2%
2	AT&T Inc.	4.300%– 6.550%	5/15/35–8/15/58	66,945	62,985	1.8%
	British
	Telecommunications plc	9.625%	12/15/30	5,785	8,233	0.2%
	Charter Communications
	Operating LLC / Charter
	Communications
	Operating Capital	6.484%	10/23/45	7,370	7,867	0.2%
	Charter Communications
	Operating LLC / Charter
	Communications
	Operating Capital	5.375%– 6.834%	10/23/35–10/23/55	16,660	16,594	0.5%
	Comcast Corp.	3.200%–7.050%	1/15/33–11/1/52	52,742	52,354	1.5%
	Deutsche Telekom
	International Finance BV	8.750%	6/15/30	8,875	11,985	0.4%
	NBCUniversal Media
	LLC	4.450%– 6.400%	4/30/40–1/15/43	6,107	6,701	0.2%
	Orange SA	9.000%	3/1/31	5,155	7,228	0.2%
	Time Warner Cable LLC	4.500%–7.300%	5/1/37–9/15/42	17,983	18,459	0.5%
	Time Warner
	Entertainment Co. LP	8.375%	7/15/33	1,748	2,199	0.1%
	Time Warner Inc.	3.800%– 6.200%	2/15/27– 6/1/44	10,477	10,128	0.3%
	Verizon Communications
	Inc.	5.012%	8/21/54	11,889	11,588	0.3%
	Verizon Communications Inc.	4.672%	3/15/55	11,369	10,378	0.3%
2	Verizon Communications Inc.	4.329%	9/21/28	10,100	10,174	0.3%
	Verizon Communications Inc.	4.862%	8/21/46	10,179	10,002	0.3%
	Verizon Communications Inc.	4.522%	9/15/48	9,919	9,351	0.3%

Ÿ¡Ÿ

Long-Term Corporate Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
Verizon Communications Inc.	5.012%	4/15/49	8,594	8,626	0.3%
Verizon Communications Inc.	4.500%	8/10/33	7,541	7,431	0.2%
Verizon Communications Inc.	5.250%	3/16/37	7,058	7,420	0.2%
Verizon Communications
Inc.	3.850%–5.850%	11/1/34–3/16/47	29,485	28,238	0.8%
Warner Media LLC	4.850%–7.625%	4/15/31–7/15/45	2,820	3,577	0.1%
Communication—Other †				142,169	4.1%
Consumer Cyclical
Amazon.com Inc.	4.050%	8/22/47	7,320	7,164	0.2%
Home Depot Inc.	5.875%	12/16/36	6,326	7,756	0.2%
Visa Inc.	4.300%	12/14/45	7,232	7,580	0.2%
Walmart Inc.	4.050%	6/29/48	6,625	6,685	0.2%
Consumer Cyclical—Other †				183,677	5.3%
Consumer Noncyclical
Abbott Laboratories	4.900%	11/30/46	7,475	8,078	0.2%
Amgen Inc.	4.663%	6/15/51	7,982	7,949	0.2%
Anheuser-Busch InBev
Finance Inc.	4.900%	2/1/46	25,458	25,948	0.8%
Anheuser-Busch InBev
Finance Inc.	4.700%	2/1/36	14,542	14,736	0.4%
Anheuser-Busch InBev
Finance Inc.	4.000%–4.625%	1/17/43–2/1/44	3,015	2,835	0.1%
Anheuser-Busch InBev
Worldwide Inc.	4.600%	4/15/48	6,655	6,541	0.2%
Anheuser-Busch InBev
Worldwide Inc.	3.750%–8.200%	6/15/35–4/15/58	17,312	18,143	0.5%
AstraZeneca plc	6.450%	9/15/37	5,553	6,924	0.2%
2 BAT Capital Corp.	4.390%	8/15/37	7,225	6,719	0.2%
CVS Health Corp.	5.050%	3/25/48	17,470	17,781	0.5%
CVS Health Corp.	5.125%	7/20/45	7,385	7,549	0.2%
CVS Health Corp.	4.780%	3/25/38	6,750	6,687	0.2%
CVS Health Corp.	4.875%– 6.125%	7/20/35–12/5/43	8,713	9,372	0.3%
GlaxoSmithKline
Capital Inc.	6.375%	5/15/38	6,420	8,203	0.3%
Medtronic Inc.	4.625%	3/15/45	10,193	10,886	0.3%
Pfizer Inc.	7.200%	3/15/39	5,372	7,503	0.2%
2 Consumer Noncyclical—Other †				452,885	13.0%
Energy
Baker Hughes a GE Co. LLC	5.125%	9/15/40	2,300	2,436	0.1%
Baker Hughes a GE Co. LLC /
Baker Hughes Co-Obligor Inc.	4.080%	12/15/47	3,195	2,905	0.1%
ConocoPhillips	6.500%	2/1/39	5,400	7,025	0.2%
Kinder Morgan Energy
Partners LP	4.700%–7.750%	3/15/31–9/1/44	18,120	19,698	0.6%
Kinder Morgan Inc.	5.050%–7.800%	8/1/31–3/1/48	12,785	13,758	0.4%
Shell International
Finance BV	6.375%	12/15/38	5,730	7,439	0.2%
Tennessee Gas Pipeline
Co. LLC	7.000%–7.625%	10/15/28–4/1/37	1,234	1,485	0.0%
2 Energy—Other †				342,616	9.8%
Other Industrial †				18,801	0.6%
Technology
Apple Inc.	4.650%	2/23/46	8,898	9,657	0.3%
Apple Inc.	3.450%–4.500%	2/23/36–11/13/47	31,302	30,795	0.9%

¢£¤

Long-Term Corporate Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
Microsoft Corp.	3.700%	8/8/46	9,196	8,858	0.3%
Microsoft Corp.	4.250%	2/6/47	7,532	7,945	0.2%
Microsoft Corp.	4.450%	11/3/45	7,125	7,718	0.2%
Microsoft Corp.	4.000%	2/12/55	6,834	6,759	0.2%
Microsoft Corp.	4.100%	2/6/37	6,291	6,550	0.2%
Microsoft Corp.	3.450%–5.300%	2/12/35–2/6/57	31,503	32,041	0.9%
Oracle Corp.	3.250%– 6.500%	5/15/30–5/15/55	45,579	46,857	1.3%
2 Technology—Other †				79,535	2.3%
Transportation
Burlington Northern
Santa Fe LLC	3.900%– 6.200%	8/15/36–12/15/48	26,638	28,129	0.8%
Transportation—Other †				97,872	2.8%
				2,413,257	69.3%
Utilities
Electric
2 Berkshire Hathaway
Energy Co.	3.800%– 6.125%	4/1/36–1/15/49	11,909	13,087	0.4%
Duke Energy Carolinas
LLC	3.700%– 6.450%	12/1/28–3/15/48	13,067	14,097	0.4%
Duke Energy Corp.	3.750%–4.800%	12/15/45–9/1/46	5,565	5,222	0.2%
Duke Energy Florida
LLC	3.400%– 6.400%	9/15/37–7/15/48	6,809	7,736	0.2%
1 Duke Energy Florida
Project Finance LLC	2.538%–3.112%	9/1/29–9/1/36	1,725	1,585	0.0%
Duke Energy Indiana
LLC	3.750%– 6.450%	10/15/35–5/15/46	4,757	5,408	0.2%
Duke Energy Ohio Inc.	3.700%	6/15/46	645	595	0.0%
Duke Energy Progress
LLC	3.600%– 6.300%	9/1/28–9/15/47	10,352	10,360	0.3%
MidAmerican Energy
Co.	3.650%– 6.750%	12/30/31–8/1/48	7,455	8,066	0.2%
Nevada Power Co.	6.650%– 6.750%	4/1/36–7/1/37	1,549	2,010	0.1%
Pacific Gas & Electric Co.	6.050%	3/1/34	6,194	6,927	0.2%
PacifiCorp	4.100%–7.700%	11/15/31–1/15/49	8,801	10,338	0.3%
Progress Energy Inc.	6.000%–7.750%	3/1/31–12/1/39	3,206	4,078	0.1%
2 Electric—Other †				292,892	8.4%
Natural Gas
Piedmont Natural Gas
Co. Inc.	3.640%–4.650%	8/1/43–11/1/46	1,250	1,194	0.0%
Natural Gas—Other †				31,326	0.9%
Other Utility †				8,923	0.3%
				423,844	12.2%
Total Corporate Bonds (Cost $3,516,059)				3,416,824	98.2%
Taxable Municipal Bonds (Cost $8,079) †				7,994	0.2%

			Shares
Temporary Cash Investment
Money Market Fund
4 Vanguard Market Liquidity Fund
(Cost $19,766)	2.153%		197,644	19,769	0.6%
Total Investments (Cost $3,558,583)				3,459,230	99.4%

œ~Ÿ

Long-Term Corporate Bond Index Fund

		Percentage
	Amount	of Net
	($000)	Assets
Other Assets and Liabilities
Other Assets
Investment in Vanguard	166
Receivables for Investment Securities Sold	15,119
Receivables for Accrued Income	44,788
Receivables for Capital Shares Issued	59
Variation Margin Receivable—Futures Contracts	17
Other Assets	3
Total Other Assets	60,152	1.7%
Liabilities
Payables for Investment Securities Purchased	(37,617)
Payables for Capital Shares Redeemed	(141)
Payables for Distributions	(284)
Payables to Vanguard	(537)
Variation Margin Payable—Futures Contracts	(5)
Total Liabilities	(38,584)	(1.1%)
Net Assets	3,480,798	100.0%

At August 31, 2018, net assets consisted of:
		Amount
		($000)
Paid-in Capital		3,623,185
Undistributed Net Investment Income		8,359
Accumulated Net Realized Losses		(51,401)
Unrealized Appreciation (Depreciation)
Investment Securities		(99,353)
Futures Contracts		8
Net Assets		3,480,798

ETF Shares—Net Assets
Applicable to 28,404,289 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		2,509,480
Net Asset Value Per Share—ETF Shares		$88.35

Admiral Shares—Net Assets
Applicable to 7,853,229 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		185,760
Net Asset Value Per Share—Admiral Shares		$23.65

‘’“

Long-Term Corporate Bond Index Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 26,760,338 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	785,558
Net Asset Value Per Share—Institutional Shares	$29.36

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2018, the aggregate value of these securities was $68,413,000, representing 2.0% of net assets.
3 Certain of the fund’s securities with a value of $681,000 have been segregated as initial margin for open futures contracts.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
Ultra 10-Year U.S. Treasury Note	December 2018	25	3,201	9

Short Futures Contracts
Ultra Long U.S. Treasury Bond	December 2018	(28)	(4,461)	(1)
				8

See accompanying Notes, which are an integral part of the Financial Statements.

Œ}‘

Long-Term Corporate Bond Index Fund

Statement of Operations

Year Ended
August 31, 2018
($000)
Investment Income
Income
Interest[1]	132,316
Total Income	132,316
Expenses
The Vanguard Group—Note B
Investment Advisory Services	96
Management and Administrative—ETF Shares	1,159
Management and Administrative—Admiral Shares	101
Management and Administrative—Institutional Shares	258
Marketing and Distribution—ETF Shares	136
Marketing and Distribution—Admiral Shares	15
Marketing and Distribution—Institutional Shares	17
Custodian Fees	36
Auditing Fees	52
Shareholders’ Reports and Proxy—ETF Shares	142
Shareholders’ Reports and Proxy—Admiral Shares	3
Shareholders’ Reports and Proxy—Institutional Shares	—
Trustees’ Fees and Expenses	2
Total Expenses	2,017
Net Investment Income	130,299
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	8,723
Futures Contracts	(1,922)
Realized Net Gain (Loss)	6,801
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(204,019)
Futures Contracts	(38)
Change in Unrealized Appreciation (Depreciation)	(204,057)
Net Increase (Decrease) in Net Assets Resulting from Operations	(66,957)

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $236,000, ($4,000), and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.
2 Includes $20,995,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

“”•

Long-Term Corporate Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	130,299	95,044
Realized Net Gain (Loss)	6,801	8,603
Change in Unrealized Appreciation (Depreciation)	(204,057)	(37,094)
Net Increase (Decrease) in Net Assets Resulting from Operations	(66,957)	66,553
Distributions
Net Investment Income
ETF Shares	(94,437)	(68,989)
Admiral Shares	(7,913)	(4,937)
Institutional Shares	(26,788)	(18,938)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(129,138)	(92,864)
Capital Share Transactions
ETF Shares	553,331	623,715
Admiral Shares	37,881	70,782
Institutional Shares	299,185	150,313
Net Increase (Decrease) from Capital Share Transactions	890,397	844,810
Total Increase (Decrease)	694,302	818,499
Net Assets
Beginning of Period	2,786,496	1,967,997
End of Period[1]	3,480,798	2,786,496
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $8,359,000 and $7,198,000.

See accompanying Notes, which are an integral part of the Financial Statements.

}‘’

Long-Term Corporate Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$94.07	$96.37	$85.25	$92.38	$82.11
Investment Operations
Net Investment Income	3.880[1]	3.897[1]	3.905	3.910	3.964
Net Realized and Unrealized Gain (Loss)
on Investments [2]	(5.722)	(2.356)	11.127	(7.127)	9.937
Total from Investment Operations	(1.842)	1.541	15.032	(3.217)	13.901
Distributions
Dividends from Net Investment Income	(3.878)	(3.841)	(3.912)	(3.913)	(3.631)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.878)	(3.841)	(3.912)	(3.913)	(3.631)
Net Asset Value, End of Period	$88.35	$94.07	$96.37	$85.25	$92.38

Total Return	-2.01%	1.81%	18.21%	-3.64%	17.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,509	$2,098	$1,494	$972	$878
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	4.26%	4.27%	4.46%	4.37%	4.63%
Portfolio Turnover Rate [3]	48%	56%	59%	64%	54%

1 Calculated based on average shares outstanding.
2 Includes increases from purchase fees of $.09, $.09, $.03, $.11, and $.05.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

•–—

Long-Term Corporate Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$25.18	$25.79	$22.80	$24.71	$22.04
Investment Operations
Net Investment Income	1.043[1]	1.047[1]	1.047	1.048	1.066
Net Realized and Unrealized Gain (Loss)
on Investments [2]	(1.536)	(.625)	2.991	(1.911)	2.669
Total from Investment Operations	(.493)	.422	4.038	(.863)	3.735
Distributions
Dividends from Net Investment Income	(1.037)	(1.032)	(1.048)	(1.047)	(1.065)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.037)	(1.032)	(1.048)	(1.047)	(1.065)
Net Asset Value, End of Period	$23.65	$25.18	$25.79	$22.80	$24.71

Total Return [3]	-2.00%	1.84%	18.21%	-3.66%	17.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$186	$161	$90	$67	$44
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	4.26%	4.27%	4.46%	4.37%	4.63%
Portfolio Turnover Rate [4]	48%	56%	59%	64%	54%

Signal Shares were renamed Admiral Shares in October 2013.
1 Calculated based on average shares outstanding.
2 Includes increases from purchase fees of $.03, $.02, $.01, $.02, and $.01.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

•–—

Long-Term Corporate Bond Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$31.25	$32.02	$28.31	$30.68	$27.37
Investment Operations
Net Investment Income	1.299[1]	1.306[1]	1.306	1.310	1.331
Net Realized and Unrealized Gain (Loss)
on Investments [2]	(1.895)	(.790)	3.710	(2.370)	3.308
Total from Investment Operations	(.596)	.516	5.016	(1.060)	4.639
Distributions
Dividends from Net Investment Income	(1.294)	(1.286)	(1.306)	(1.310)	(1.329)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.294)	(1.286)	(1.306)	(1.310)	(1.329)
Net Asset Value, End of Period	$29.36	$31.25	$32.02	$28.31	$30.68

Total Return [3]	-1.95%	1.81%	18.22%	-3.62%	17.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$786	$528	$384	$296	$250
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.07%	0.09%
Ratio of Net Investment Income to
Average Net Assets	4.28%	4.29%	4.48%	4.40%	4.66%
Portfolio Turnover Rate [4]	48%	56%	59%	64%	54%

1 Calculated based on average shares outstanding.
2 Includes increases from purchase fees of $.03, $.03, $.01, $.03, and $.02.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

••–

Long-Term Corporate Bond Index Fund

Notes to Financial Statements

Vanguard Long-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2018, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.

˜˜˜

Long-Term Corporate Bond Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

¡¡¢

Long-Term Corporate Bond Index Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $166,000, representing 0.00% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations		14,643
Corporate Bonds	—	3,416,824	—
Taxable Municipal Bonds	—	7,994	—
Temporary Cash Investments	19,769	—	—
Futures Contracts—Assets[1]	17	—	—
Futures Contracts—Liabilities[1]	(5)	—	—
Total	19,781	3,439,461	—
1 Represents variation margin on the last day of the reporting period.

D. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in capital	20,995
Undistributed (Overdistributed) net investment income	—
Accumulated net realized gains (losses)	(20,995)

››œ

Long-Term Corporate Bond Index Fund

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The differences are primarily related to the tax deferral of losses on wash sales and straddles. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	9,069
Undistributed long-term gains	—
Capital loss carryforwards (non-expiring)	(51,355)
Net unrealized gains (losses)	(99,392)

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	3,558,622
Gross unrealized appreciation	13,526
Gross unrealized depreciation	(112,918)
Net unrealized appreciation (depreciation)	(99,392)

E. During the year ended August 31, 2018, the fund purchased $2,250,250,000 of investment securities and sold $1,350,711,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $669,211,000 and $654,340,000, respectively. Total purchases and sales include $1,109,602,000 and $568,691,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2018, such purchases and sales were $377,221,000 and $566,707,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

——˜

Long-Term Corporate Bond Index Fund

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued[1]	1,140,046	12,500	1,037,964	11,403
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(586,715)	(6,400)	(414,249)	(4,600)
Net Increase (Decrease)—ETF Shares	553,331	6,100	623,715	6,803
Admiral Shares
Issued[1]	93,287	3,743	97,733	4,001
Issued in Lieu of Cash Distributions	6,178	253	3,760	154
Redeemed	(61,584)	(2,519)	(30,711)	(1,269)
Net Increase (Decrease)—Admiral Shares	37,881	1,477	70,782	2,886
Institutional Shares
Issued[1]	329,774	10,870	163,296	5,330
Issued in Lieu of Cash Distributions	24,989	828	18,070	595
Redeemed	(55,578)	(1,824)	(31,053)	(1,034)
Net Increase (Decrease)—Institutional Shares	299,185	9,874	150,313	4,891
1 Includes purchase fees for fiscal 2018 and 2017 of $3,520,000 and $2,617,000, respectively (fund totals).

G. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

‘‘’

Mortgage-Backed Securities Index Fund

Fund Profile
As of August 31, 2018

Share-Class Characteristics
	ETF	Admiral Institutional
	Shares	Shares	Shares
Ticker Symbol	VMBS	VMBSX	VMBIX
Expense Ratio[1]	0.07%	0.07%	0.05%
30-Day SEC Yield	2.86%	2.86%	2.88%

Financial Attributes

		Bloomberg	Bloomberg
		Barclays	Barclays
		U.S. MBS	U.S.
		Float Adj	Aggregate
	Fund	Index	FA Index

Number of Bonds	570[2]	329	10,038

Yield to Maturity
(before expenses)	3.4%	3.4%	3.3%

Average Coupon	3.6%	3.6%	3.1%

Average Duration	4.9 years	4.9 years	6.1 years

Average Effective
Maturity	7.4 years	7.4 years	8.4 years

Short-Term
Reserves	8.9%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed	100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Bloomberg	Bloomberg
	Barclays U.S.	Barclays U.S.
	MBS Float Adj	Aggregate
	Index	FA Index
R-Squared	0.99	0.87
Beta	1.03	0.66
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.3%
1 - 3 Years	1.9
3 - 5 Years	9.3
5 - 10 Years	87.3
10 - 20 Years	1.2

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

Credit-quality ratings are obtained from Barclays and are from
Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the
Glossary entry for Credit Quality.

Distribution by Coupon (% of portfolio)
0% - 5.0%	97.4%
More Than 5.0% - 5.5%	1.5
More Than 5.5% - 6.0%	0.9
More Than 6.0% - 6.5%	0.2

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year.
For the fiscal year ended August 31, 2018, the expense ratios were 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for
Institutional Shares.
2 Issues are mortgage pools grouped by coupon.

116

Mortgage-Backed Securities Index Fund

Investment Focus

117

Mortgage-Backed Securities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2018
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2018

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(11/19/2009)	Investment

	Mortgage-Backed Securities Index Fund
	ETF Shares Net Asset Value	-0.67%	2.27%	2.50%	$12,423
	Mortgage-Backed Securities Index Fund
	ETF Shares Market Price	-0.65	2.31	2.51	12,433
	Bloomberg Barclays U.S. MBS Float Adj
• • • • • • ••	Index	-0.48	2.33	2.55	12,479

– – – –	U.S. Mortgage Funds Average	-0.47	2.39	2.93	12,883
	Spliced Bloomberg Barclays U.S.
	Aggregate Float Adjusted Index	-1.09	2.47	3.09	13,062

For a benchmark description, see the Glossary.
U.S. Mortgage Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

118

Mortgage-Backed Securities Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2018

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(12/3/2009)	Investment
Mortgage-Backed Securities Index Fund
Admiral Shares	-0.68%	2.27%	2.49%	$12,396
Bloomberg Barclays U.S. MBS Float Adj
Index	-0.48	2.33	2.55	12,468
Spliced Bloomberg Barclays U.S. Aggregate
Float Adjusted Index	-1.09	2.47	3.09	13,046
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(10/31/2013)	Investment
Mortgage-Backed Securities Index Fund
Institutional Shares	-0.68%	1.96%	$5,491,326
Bloomberg Barclays U.S. MBS Float Adj
Index	-0.48	2.01	5,504,785
Bloomberg Barclays U.S. Aggregate Float
Adjusted Index	-1.09	2.20	5,555,506
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2018

			Since
	One	Five	Inception
	Year	Years	(11/19/2009)
Mortgage-Backed Securities Index Fund ETF Shares
Market Price	-0.65%	12.12%	24.33%
Mortgage-Backed Securities Index Fund ETF Shares
Net Asset Value	-0.67	11.88	24.23
Bloomberg Barclays U.S. MBS Float Adj Index	-0.48	12.20	24.79

119

Mortgage-Backed Securities Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2018

		Bloomberg
		Barclays U.S.
		MBS Float Adj
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	4.39%	4.23%
2011	5.14	5.11
2012	3.62	3.62
2013	-2.36	-2.03
2014	5.21	5.15
2015	2.49	2.51
2016	3.70	3.76
2017	0.74	0.81
2018	-0.67	-0.48

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	11/19/2009
Market Price		-0.02%	2.14%			2.51%
Net Asset Value		0.01	2.11			2.50
Admiral Shares	12/3/2009	-0.03	2.10	1.78%	0.70%	2.48
Institutional Shares	10/31/2013	0.02	—	1.89	0.05	1.94

120

Mortgage-Backed Securities Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
U. S. Government and Agency Obligations (99.9%)
Conventional Mortgage-Backed Securities (99.8%)
[1,2]	Fannie Mae Pool	2.000%	11/1/27–11/1/31	13,368	12,638
[1,2,3] Fannie Mae Pool		2.500%	11/1/26–10/1/46	222,285	216,138
[1,2,3] Fannie Mae Pool		3.000%	11/1/25–10/1/48	790,227	772,018
[1,2,3] Fannie Mae Pool		3.500%	10/1/20–10/1/48	1,014,332	1,012,041
[1,2,3] Fannie Mae Pool		4.000%	9/1/18–10/1/48	783,010	798,907
[1,2,3] Fannie Mae Pool		4.500%	9/1/18–9/1/48	286,917	299,069
[1,2,3] Fannie Mae Pool		5.000%	10/1/18–9/1/48	92,408	98,366
[1,2]	Fannie Mae Pool	5.500%	12/1/18–2/1/42	59,437	64,601
[1,2]	Fannie Mae Pool	6.000%	12/1/20–5/1/41	40,458	44,252
[1,2]	Fannie Mae Pool	6.500%	10/1/21–10/1/39	10,543	11,582
[1,2]	Fannie Mae Pool	7.000%	12/1/22–10/1/37	601	683
[1,2]	Fannie Mae Pool	7.500%	11/1/22	3	4
[1,2]	Freddie Mac Gold Pool	2.000%	1/1/28–12/1/31	7,608	7,194
[1,2,3] Freddie Mac Gold Pool		2.500%	8/1/22–10/1/46	163,236	158,901
[1,2,3] Freddie Mac Gold Pool		3.000%	1/1/26–9/1/48	584,943	571,394
[1,2,3] Freddie Mac Gold Pool		3.500%	9/1/25–9/1/48	663,545	662,459
[1,2,3] Freddie Mac Gold Pool		4.000%	9/1/18–9/1/48	426,088	434,990
[1,2,3] Freddie Mac Gold Pool		4.500%	10/1/18–9/1/48	167,764	174,937
[1,2]	Freddie Mac Gold Pool	5.000%	9/1/18–3/1/42	46,025	49,137
[1,2]	Freddie Mac Gold Pool	5.500%	4/1/21– 6/1/41	39,680	43,098
[1,2]	Freddie Mac Gold Pool	6.000%	1/1/24–5/1/40	20,895	22,876
[1,2]	Freddie Mac Gold Pool	6.500%	10/1/28–9/1/39	5,181	5,754
[1,2]	Freddie Mac Gold Pool	7.000%	7/1/28–12/1/38	249	280
2	Ginnie Mae I Pool	3.000%	1/15/26–3/15/45	28,877	28,302
[2,3]	Ginnie Mae I Pool	3.500%	2/15/26–10/1/48	33,372	33,502
[2,3]	Ginnie Mae I Pool	4.000%	7/15/24–10/1/47	41,722	42,862
[2,3]	Ginnie Mae I Pool	4.500%	9/15/18–9/1/47	46,856	49,082
2	Ginnie Mae I Pool	5.000%	1/15/19–4/15/41	27,463	29,325
2	Ginnie Mae I Pool	5.500%	10/15/32–3/15/40	9,300	10,030
2	Ginnie Mae I Pool	6.000%	4/15/28–5/15/41	3,575	3,886
2	Ginnie Mae I Pool	6.500%	5/15/24–1/15/39	153	173
2	Ginnie Mae I Pool	7.000%	10/15/27	4	5
2	Ginnie Mae II Pool	2.500%	6/20/27–12/20/46	28,512	27,283
[2,3]	Ginnie Mae II Pool	3.000%	10/20/26–8/20/48	549,839	539,338
[2,3]	Ginnie Mae II Pool	3.500%	12/20/25–10/1/48	903,482	909,042
[2,3]	Ginnie Mae II Pool	4.000%	9/20/25–9/1/48	536,570	550,924

š›š

Mortgage-Backed Securities Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[2,3] Ginnie Mae II Pool		4.500%	2/20/39–10/1/48	189,649	198,077
[2,3] Ginnie Mae II Pool		5.000%	6/20/33–9/1/48	59,147	62,908
2	Ginnie Mae II Pool	5.500%	11/20/33–5/20/45	15,478	16,529
2	Ginnie Mae II Pool	6.000%	3/20/31–9/20/41	6,822	7,370
2	Ginnie Mae II Pool	6.500%	10/20/28–9/20/40	741	824
2	Ginnie Mae II Pool	7.000%	4/20/38–11/20/38	78	90
					7,970,871
Nonconventional Mortgage-Backed Securities (0.1%)
[1,2] Fannie Mae Pool		2.127%	3/1/43	463	458
[1,2] Fannie Mae Pool		2.182%	6/1/43	257	256
[1,2] Fannie Mae Pool		2.278%	7/1/43	805	780
[1,2] Fannie Mae Pool		2.387%	10/1/42	274	273
[1,2,4] Fannie Mae Pool		3.330%	12/1/41	80	82
[1,2] Fannie Mae Pool		3.362%	8/1/42	114	114
[1,2,4] Fannie Mae Pool		3.481%	10/1/39	18	19
[1,2,4] Fannie Mae Pool		3.482%	12/1/40	149	156
[1,2] Fannie Mae Pool		3.493%	4/1/41	37	37
[1,2,4] Fannie Mae Pool		3.555%	11/1/41	75	80
[1,2,4] Fannie Mae Pool		3.560%	10/1/40–12/1/40	15	16
[1,2,4] Fannie Mae Pool		3.563%	11/1/41	20	21
[1,2,4] Fannie Mae Pool		3.565%	11/1/40–12/1/40	16	17
[1,2,4] Fannie Mae Pool		3.575%	12/1/41	79	83
[1,2,4] Fannie Mae Pool		3.606%	1/1/42	154	161
[1,2,4] Fannie Mae Pool		3.614%	9/1/37	26	27
[1,2,4] Fannie Mae Pool		3.627%	3/1/38	3	3
[1,2,4] Fannie Mae Pool		3.645%	1/1/40	3	3
[1,2,4] Fannie Mae Pool		3.685%	2/1/41	4	4
[1,2,4] Fannie Mae Pool		3.716%	3/1/41	114	119
[1,2,5] Fannie Mae Pool		3.724%	8/1/39	44	45
[1,2,4] Fannie Mae Pool		3.747%	12/1/39	146	151
[1,2,4] Fannie Mae Pool		3.849%	5/1/42	29	30
[1,2,4] Fannie Mae Pool		3.851%	11/1/39	19	20
[1,2,5] Fannie Mae Pool		3.888%	5/1/42	69	71
[1,2,4] Fannie Mae Pool		3.955%	10/1/37	84	86
[1,2,4] Fannie Mae Pool		4.187%	3/1/42	62	66
[1,2,5] Fannie Mae Pool		4.192%	2/1/42	127	135
[1,2,4] Fannie Mae Pool		4.234%	5/1/40	2	3
[1,2,4] Fannie Mae Pool		4.284%	4/1/37	5	6
[1,2,4] Fannie Mae Pool		4.313%	5/1/41	35	37
[1,2,4] Fannie Mae Pool		4.330%	6/1/42	760	789
[1,2,4] Fannie Mae Pool		4.385%	9/1/40	146	154
[1,2,4] Fannie Mae Pool		4.440%	9/1/42	393	409
[1,2] Freddie Mac Non Gold Pool		2.456%	11/1/43	276	284
[1,2,4] Freddie Mac Non Gold Pool		3.410%	10/1/37	11	11
[1,2,4] Freddie Mac Non Gold Pool		3.495%	12/1/40	22	23
[1,2,4] Freddie Mac Non Gold Pool		3.577%	2/1/37	11	11
[1,2,4] Freddie Mac Non Gold Pool		3.666%	2/1/42	27	28
[1,2,4] Freddie Mac Non Gold Pool		3.826%	12/1/39	15	16
[1,2,4] Freddie Mac Non Gold Pool		3.900%	2/1/41	104	110
[1,2,4] Freddie Mac Non Gold Pool		3.910%	2/1/41	5	5
[1,2,4] Freddie Mac Non Gold Pool		4.060%	9/1/40	42	44
[1,2,4] Freddie Mac Non Gold Pool		4.145%	3/1/38	11	11
[1,2,4] Freddie Mac Non Gold Pool		4.445%	5/1/40	1	1
[1,2,4] Freddie Mac Non Gold Pool		4.483%	6/1/40	38	39

‡ˆˆ

Mortgage-Backed Securities Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
[1,2,4] Freddie Mac Non Gold Pool	4.517%	6/1/40	34	36
[1,2,4] Freddie Mac Non Gold Pool	4.544%	6/1/41	50	52
[1,2,4] Freddie Mac Non Gold Pool	4.647%	6/1/37	94	99
[2,6] Ginnie Mae II Pool	2.750%	7/20/41–8/20/41	107	110
[2,6] Ginnie Mae II Pool	3.125%	11/20/40–12/20/42	411	422
[2,6] Ginnie Mae II Pool	3.375%	1/20/41–2/20/41	413	427
[2,6] Ginnie Mae II Pool	3.625%	11/20/40–4/20/41	14	14
[2,6] Ginnie Mae II Pool	4.125%	5/20/41	7	8
				6,462
Total U.S. Government and Agency Obligations (Cost $8,143,919)				7,977,333

			Shares
Temporary Cash Investment (9.7%)
Money Market Fund (9.7%)
7 Vanguard Market Liquidity Fund
(Cost $775,692)	2.153%		7,757,012	775,856
Total Investments (109.6%) (Cost $8,919,611)				8,753,189
Other Assets and Liabilities (-9.6%)
Other Assets				192,064
Liabilities				(957,070)
				(765,006)
Net Assets (100%)				7,988,183

				Amount
				($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers				7,977,333
Affiliated Issuers				775,856
Total Investments in Securities				8,753,189
Investment in Vanguard				398
Receivables for Investment Securities Sold				162,905
Receivables for Accrued Income				24,769
Receivables for Capital Shares Issued				3,905
Other Assets				87
Total Assets				8,945,253
Liabilities
Payables for Investment Securities Purchased				954,591
Payables for Capital Shares Redeemed				914
Payables for Distributions				785
Payables to Vanguard				780
Total Liabilities				957,070
Net Assets				7,988,183

Mortgage-Backed Securities Index Fund

At August 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	8,154,540
Undistributed Net Investment Income	16,204
Accumulated Net Realized Losses	(16,139)
Unrealized Appreciation (Depreciation)	(166,422)
Net Assets	7,988,183

ETF Shares—Net Assets
Applicable to 140,001,386 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	7,193,279
Net Asset Value Per Share—ETF Shares	$51.38

Admiral Shares—Net Assets
Applicable to 35,351,875 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	725,057
Net Asset Value Per Share—Admiral Shares	$20.51

Institutional Shares—Net Assets
Applicable to 2,513,209 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	69,847
Net Asset Value Per Share—Institutional Shares	$27.79

• See Note A in Notes to Financial Statements.
1 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of
August 31, 2018.
4 Adjustable-rate security based upon 12-month USD LIBOR plus spread.
5 Adjustable-rate security based upon 6-month USD LIBOR plus spread.
6 Adjustable-rate security based upon one-year Constant Maturity Treasury yield plus spread.
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

ƒ„…

Mortgage-Backed Securities Index Fund

Statement of Operations

Year Ended
August 31, 2018
($000)
Investment Income
Income
Interest[1]	156,408
Total Income	156,408
Expenses
The Vanguard Group—Note B
Investment Advisory Services	188
Management and Administrative—ETF Shares	2,401
Management and Administrative—Admiral Shares	288
Management and Administrative—Institutional Shares	24
Marketing and Distribution—ETF Shares	327
Marketing and Distribution—Admiral Shares	48
Marketing and Distribution—Institutional Shares	1
Custodian Fees	120
Auditing Fees	42
Shareholders’ Reports and Proxy—ETF Shares	664
Shareholders’ Reports and Proxy—Admiral Shares	44
Shareholders’ Reports and Proxy—Institutional Shares	—
Trustees’ Fees and Expenses	4
Total Expenses	4,151
Net Investment Income	152,257
Realized Net Gain (Loss) on Investment Securities Sold[1]	(12,797)
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	(161,675)
Net Increase (Decrease) in Net Assets Resulting from Operations	(22,215)

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $12,096,000, ($98,000), and $67,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

’“”

Mortgage-Backed Securities Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	152,257	81,386
Realized Net Gain (Loss)	(12,797)	(3,034)
Change in Unrealized Appreciation (Depreciation)	(161,675)	(33,643)
Net Increase (Decrease) in Net Assets Resulting from Operations	(22,215)	44,709
Distributions
Net Investment Income
ETF Shares	(127,410)	(66,407)
Admiral Shares	(15,137)	(10,261)
Institutional Shares	(1,461)	(951)
Realized Capital Gain[1]
ETF Shares	—	(9,143)
Admiral Shares	—	(1,699)
Institutional Shares	—	(139)
Total Distributions	(144,008)	(88,600)
Capital Share Transactions
ETF Shares	3,087,309	1,449,272
Admiral Shares	216,671	(18,274)
Institutional Shares	19,589	6,068
Net Increase (Decrease) from Capital Share Transactions	3,323,569	1,437,066
Total Increase (Decrease)	3,157,346	1,393,175
Net Assets
Beginning of Period	4,830,837	3,437,662
End of Period[2]	7,988,183	4,830,837

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $0 and $10,882,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $16,204,000 and $7,955,000.

See accompanying Notes, which are an integral part of the Financial Statements.

}‘’

Mortgage-Backed Securities Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$53.00	$53.79	$53.05	$52.65	$50.85
Investment Operations
Net Investment Income	1.325[1]	1.059[1]	.967	.748	.887
Net Realized and Unrealized Gain (Loss)
on Investments	(1.683)	(.682)	.968	.554	1.741
Total from Investment Operations	(.358)	.377	1.935	1.302	2.628
Distributions
Dividends from Net Investment Income	(1.262)	(1.004)	(.955)	(.741)	(.828)
Distributions from Realized Capital Gains	—	(.163)	(.240)	(.161)	—
Total Distributions	(1.262)	(1.167)	(1.195)	(.902)	(.828)
Net Asset Value, End of Period	$51.38	$53.00	$53.79	$53.05	$52.65

Total Return	-0.67%	0.74%	3.70%	2.49%	5.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,193	$4,252	$2,837	$1,451	$542
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.56%	2.00%	1.85%	1.43%	1.72%
Portfolio Turnover Rate[2]	279%	339%	380%	713%	514%

1 Calculated based on average shares outstanding.
2 Includes 78%, 133%, 175%, 331%, and 294% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

•–—

Mortgage-Backed Securities Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$21.17	$21.49	$21.20	$21.05	$20.35
Investment Operations
Net Investment Income	. 528[1]	.413[1]	.388	.298	.356
Net Realized and Unrealized Gain (Loss)
on Investments	(.674)	(.258)	.387	.214	.699
Total from Investment Operations	(.146)	.155	.775	.512	1.055
Distributions
Dividends from Net Investment Income	(.514)	(.410)	(.389)	(.297)	(.355)
Distributions from Realized Capital Gains	—	(.065)	(.096)	(.065)	—
Total Distributions	(.514)	(.475)	(.485)	(.362)	(.355)
Net Asset Value, End of Period	$20.51	$21.17	$21.49	$21.20	$21.05

Total Return[2]	-0.68%	0.76%	3.70%	2.44%	5.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$725	$527	$554	$424	$305
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.56%	2.00%	1.85%	1.43%	1.72%
Portfolio Turnover Rate [3]	279%	339%	380%	713%	514%

Signal Shares were renamed Admiral Shares in October 2013.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes 78%, 133%, 175%, 331%, and 294% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

•–—

Mortgage-Backed Securities Index Fund

Financial Highlights

Institutional Shares
					Oct. 31,
					2013[1] to
For a Share Outstanding	Year Ended August 31,				Aug. 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$28.69	$29.12	$28.73	$28.52	$28.04
Investment Operations
Net Investment Income	.721[2]	.571[2]	.532	.412	.390
Net Realized and Unrealized Gain (Loss)
on Investments	(.920)	(.353)	.522	.295	.504
Total from Investment Operations	(.199)	.218	1.054	.707	.894
Distributions
Dividends from Net Investment Income	(.701)	(. 560)	(. 534)	(. 410)	(. 414)
Distributions from Realized Capital Gains	—	(.088)	(.130)	(.087)	—
Total Distributions	(.701)	(. 648)	(. 664)	(. 497)	(. 414)
Net Asset Value, End of Period	$27.79	$28.69	$29.12	$28.73	$28.52

Total Return	-0.68%	0.79%	3.72%	2.49%	3.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$70	$52	$47	$44	$109
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.07%	0.09%[3]
Ratio of Net Investment Income to
Average Net Assets	2.58%	2.02%	1.87%	1.46%	1.75%[3]
Portfolio Turnover Rate [4]	279%	339%	380%	713%	514%

1 Recommencement of operations.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Includes 78%, 133%, 175%, 331%, and 294% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

•–—

Mortgage-Backed Securities Index Fund

Notes to Financial Statements

Vanguard Mortgage-Backed Securities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At August 31, 2018, the counterparty had deposited in a segregated account securities with a value of $494,000 and cash with a value of $230,000 in connection with TBA transactions.

—˜™

Mortgage-Backed Securities Index Fund

3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

~Ÿ~

Mortgage-Backed Securities Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $398,000, representing 0.00% of the fund’s net assets and 0.16% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	7,977,333	—
Temporary Cash Investments	775,856	—	—
Total	775,856	7,977,333	—

¡¢£

Mortgage-Backed Securities Index Fund

D. Permanent differences, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and payables for distribution. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	17,494
Undistributed long-term gains	—
Capital loss carryforwards (non-expiring)	(16,139)
Net unrealized gains (losses)	(166,422)

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	8,919,611
Gross unrealized appreciation	2,647
Gross unrealized depreciation	(169,069)
Net unrealized appreciation (depreciation)	(166,422)

E. During the year ended August 31, 2018, the fund purchased $18,533,016,000 of investment securities and sold $16,728,383,000 of investment securities, other than temporary cash investments. Purchases include $1,565,244,000 in connection with in-kind purchases of the fund’s capital shares.

Mortgage-Backed Securities Index Fund

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	3,261,856	63,125	1,746,074	33,125
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(174,547)	(3,350)	(296,802)	(5,650)
Net Increase (Decrease) —ETF Shares	3,087,309	59,775	1,449,272	27,475
Admiral Shares
Issued	344,126	16,640	194,551	9,213
Issued in Lieu of Cash Distributions	8,268	400	6,385	304
Redeemed	(135,723)	(6,563)	(219,210)	(10,403)
Net Increase (Decrease)—Admiral Shares	216,671	10,477	(18,274)	(886)
Institutional Shares
Issued	21,125	754	6,657	234
Issued in Lieu of Cash Distributions	1,431	51	1,090	38
Redeemed	(2,967)	(105)	(1,679)	(59)
Net Increase (Decrease)—Institutional Shares	19,589	700	6,068	213

At August 31, 2018, one shareholder was the record or beneficial owner of 31% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

G. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

”•–

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Short-Term Treasury Index Fund (formerly known as Vanguard Short-Term Government Bond Index Fund), Vanguard Intermediate-Term Treasury Index Fund (formerly known as Vanguard Intermediate-Term Government Bond Index Fund), Vanguard Long-Term Treasury Index Fund (formerly known as Vanguard Long-Term Government Bond Index Fund), Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund, Vanguard Long-Term Corporate Bond Index Fund and Vanguard Mortgage-Backed Securities Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Vanguard Short-Term Treasury Index Fund and Vanguard Mortgage-Backed Securities Index Fund, statements of net assets-investments summary of Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund and Vanguard Long-Term Corporate Bond Index Fund, and statements of net assets of Vanguard Short-Term Treasury Index Fund, Vanguard Intermediate-Term Treasury Index Fund, Vanguard Long-Term Treasury Index Fund and Vanguard Mortgage-Backed Securities Index Fund (seven of the funds constituting Vanguard Scottsdale Funds, hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 18, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2018 tax information (unaudited) for Vanguard Short-Term Treasury Index Fund

This information for the fiscal year ended August 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 99.4% of income dividends are interest-related dividends.

Special 2018 tax information (unaudited) for Vanguard Intermediate-Term Treasury Index Fund

This information for the fiscal year ended August 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 99.7% of income dividends are interest-related dividends.

‘’“

Special 2018 tax information (unaudited) for Vanguard Long-Term Treasury Bond Index Fund

This information for the fiscal year ended August 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 99.6% of income dividends are interest-related dividends.

Special 2018 tax information (unaudited) for Vanguard Short-Term Corporate Bond Index Fund

This information for the fiscal year ended August 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 79.1% of income dividends are interest-related dividends.

Special 2018 tax information (unaudited) for Vanguard Intermediate-Term Corporate Bond
Index Fund

This information for the fiscal year ended August 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 84.3% of income dividends are interest-related dividends.

Special 2018 tax information (unaudited) for Vanguard Long-Term Corporate Bond Index Fund

This information for the fiscal year ended August 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 87.0% of income dividends are interest-related dividends.

Special 2018 tax information (unaudited) for Vanguard Mortgage-Backed Securities Index Fund

This information for the fiscal year ended August 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 91.7% of income dividends are interest-related dividends.

€‚ƒ

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

138

Six Months Ended August 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2018	8/31/2018	Period
Based on Actual Fund Return
Short-Term Treasury Index Fund
ETF Shares	$1,000.00	$1,006.75	$0.35
Admiral Shares	1,000.00	1,006.82	0.35
Institutional Shares	1,000.00	1,006.94	0.25
Intermediate-Term Treasury Index Fund
ETF Shares	$1,000.00	$1,010.76	$0.35
Admiral Shares	1,000.00	1,010.69	0.35
Institutional Shares	1,000.00	1,011.09	0.25
Long-Term Treasury Index Fund
ETF Shares	$1,000.00	$1,030.91	$0.36
Admiral Shares	1,000.00	1,030.96	0.36
Institutional Shares	1,000.00	1,030.72	0.26
Short-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,010.45	$0.35
Admiral Shares	1,000.00	1,010.47	0.35
Institutional Shares	1,000.00	1,010.71	0.25
Intermediate-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,007.80	$0.35
Admiral Shares	1,000.00	1,007.91	0.35
Institutional Shares	1,000.00	1,008.15	0.25
Long-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$994.58	$0.35
Admiral Shares	1,000.00	994.52	0.35
Institutional Shares	1,000.00	994.94	0.25
Mortgage-Backed Securities Index Fund
ETF Shares	$1,000.00	$1,012.30	$0.36
Admiral Shares	1,000.00	1,012.57	0.36
Institutional Shares	1,000.00	1,012.20	0.25

139

Six Months Ended August 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2018	8/31/2018	Period
Based on Hypothetical 5% Yearly Return
Short-Term Treasury Index Fund
ETF Shares	$1,000.00	$1,024.85	$0.36
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26
Intermediate-Term Treasury Index Fund
ETF Shares	$1,000.00	$1,024.85	$0.36
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26
Long-Term Treasury Index Fund
ETF Shares	$1,000.00	$1,024.85	$0.36
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26
Short-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,024.85	$0.36
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26
Intermediate-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,024.85	$0.36
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26
Long-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,024.85	$0.36
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26
Mortgage-Backed Securities Index Fund
ETF Shares	$1,000.00	$1,024.85	$0.36
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Treasury Index Fund, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional
Shares; for the Intermediate-Term Treasury Index Fund, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional
Shares; for the Long-Term Treasury Index Fund, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for
the Short-Term Corporate Bond Index Fund, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the
Intermediate-Term Corporate Bond Index Fund, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for
the Long-Term Corporate Bond Index Fund, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; and for
the Mortgage-Backed Securities Index Fund, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares. The
dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent
12-month period (184/365).

140

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Short-Term Treasury Index Fund, Vanguard Intermediate-Term Treasury Index Fund, Vanguard Long-Term Treasury Index Fund, Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund, Vanguard Long-Term Corporate Bond Index Fund, and Vanguard Mortgage-Backed Securities Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they had received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the funds since their inception in 2009, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered each fund’s performance since its inception, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about each fund’s most recent performance can be found on the Performance Summary pages of this report.

}‘}

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

ƒ„…

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

143

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index: Bloomberg Barclays U.S.

Aggregate Bond Index through December 31, 2009; Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter.

Spliced Bloomberg Barclays U.S. Long Treasury Index: Bloomberg Barclays U.S. Long Government Float Adjusted Index through December 11, 2017; Bloomberg Barclays U.S. Long Treasury Bond Index thereafter.

Spliced Bloomberg Barclays U.S. Treasury 1–3 Year Index: Bloomberg Barclays U.S. 1–3 Year Government Float Adjusted Index through December 11, 2017; Bloomberg Barclays U.S. Treasury 1–3 Year Bond Index thereafter.

Spliced Bloomberg Barclays U.S. Treasury 3–10 Year Index: Bloomberg Barclays U.S. 3–10 Year Government Float Adjusted Index through December 11, 2017; Bloomberg Barclays U.S. Treasury 3–10 Year Bond Index thereafter.

Spliced Core Bond Funds Average: Intermediate Investment-Grade Debt Funds Average through August 31, 2013; Core Bond Funds Average thereafter.

144

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of
Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited
(BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Treasury
1–3 Year Bond Index, Bloomberg Barclays U.S. Treasury 3–10 Year Bond Index, Bloomberg Barclays U.S. Long Treasury
Bond Index, Bloomberg Barclays U.S. 1–5 Year Corporate Bond Index, Bloomberg Barclays U.S. 5–10 Year Corporate Bond
Index, Bloomberg Barclays U.S. 10+ Year Corporate Bond Index, and Bloomberg Barclays U.S. MBS Float Adjusted Index
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© 2018 Bloomberg. Used with Permission.
Source: Bloomberg Index Services Limited. Copyright 2018, Bloomberg. All rights reserved.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q16420 102018

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Fund Profile.	5
Performance Summary.	6
Financial Statements.	7
About Your Fund’s Expenses.	17
Trustees Approve Advisory Arrangement.	19
Glossary.	21

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• From its inception on November 7, 2017, through August 31, 2018, Vanguard Total Corporate Bond ETF returned –1.60%. Its benchmark returned –1.48% and the average return of its peer group was –0.97%.

• Overall during the period, bond yields rose as prices declined. While demand for longer-term Treasuries was supported at times by escalating trade tensions, political uncertainty in Europe, and geopolitical flare-ups, their yields finished higher on an outlook of continued growth and rising inflation expectations. Shorter-term U.S. Treasury yields also rose as the Federal Reserve raised the federal funds target rate three times.

• While corporate fundamentals remained strong and quarterly earnings reports were robust—helped by federal tax cuts—corporate bond prices declined as issuance ran high and demand softened. By maturity, shorter-term corporates held up significantly better than their longer-term counterparts. By quality, results were more nuanced.

Total Returns: Fiscal Period Ended August 31, 2018
	30-Day SEC	Income	Capital	Since
	Yield	Return	Return	Inception
Vanguard Total Corporate Bond ETF
ETF Shares	3.36%
Market Price (Inception: 11/7/2017)				-1.60%
Net Asset Value (Inception:11/7/2017)		2.40%	-4.00%	-1.60
Bloomberg Barclays U.S. Corporate Bond Index				-1.48
Core Bond Funds Average				-0.97
Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Benchmark returns are calculated since the inception of the fund.

ETF Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. The market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
Total Corporate Bond ETF	0.07%	0.21%

The acquired fund fees and expenses—drawn from the prospectus dated November 7, 2017—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Total
Corporate Bond ETF invests. The Total Corporate Bond ETF does not charge any expenses or fees of its own. For the fiscal period ended
August 31, 2018, the annualized acquired fund fees and expenses were 0.07%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Core Bond Funds.

Underlying Funds: Allocations and Returns
Fiscal Period Ended August 31, 2018
	Percentage of	Returns
	Total Corporate Bond ETF	Since Inception[1]
Vanguard Fund	Assets	(11/7/2017)
Vanguard Short-Term Corporate Bond ETF	38.6%	-0.19%
Vanguard Long-Term Corporate Bond ETF	31.8	-1.73
Vanguard Intermediate-Term Corporate
Bond ETF	29.6	-2.96
Combined	100.0%	-1.60%
1 The table provides returns based on the net asset value for a share.

2

CEO’s Perspective

Tim Buckley

President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

3

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
September 13, 2018

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	19.82%	15.84%	14.36%
Russell 2000 Index (Small-caps)	25.45	16.11	13.00
Russell 3000 Index (Broad U.S. market)	20.25	15.86	14.25
FTSE All-World ex US Index (International)	3.51	8.31	5.82

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.05%	1.76%	2.49%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.49	2.71	4.12
FTSE Three-Month U. S. Treasury Bill Index	1.49	0.74	0.44

CPI
Consumer Price Index	2.70%	1.90%	1.52%

4

Total Corporate Bond ETF

Fund Profile
As of August 31, 2018

Total Fund Characteristics
Ticker Symbol	VTC
30-Day SEC Yield	3.36%
Acquired Fund Fees and Expenses[1]	0.07%

Allocation to Underlying Vanguard Funds

Vanguard Short-Term Corporate
Bond ETF	38.6%
Vanguard Long-Term Corporate
Bond ETF	31.8%
Vanguard Intermediate-Term
Corporate Bond ETF	29.6%

1 This figure—drawn from the prospectus dated November 7, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Total Corporate Bond ETF invests. The Total Corporate Bond ETF does not charge any expenses or fees of its own. For the fiscal period ended August 31, 2018, the annualized acquired fund fees and expenses were 0.07%.

5

Total Corporate Bond ETF

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Period Total Returns (%): November 7, 2017, Through August 31, 2018

Total Returns: Period Ended June 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	Since Inception
ETF Shares	11/7/2017
Market Price		-2.87%
Net Asset Value		-2.87

See Financial Highlights for dividend and capital gains information.

6

Total Corporate Bond ETF

Financial Statements

Statement of Net Assets
As of August 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Bond Funds (100.0%)
Vanguard Short-Term Corporate Bond ETF	271,076	21,252
Vanguard Long-Term Corporate Bond ETF	197,773	17,511
Vanguard Intermediate-Term Corporate Bond ETF	193,642	16,299
Total Investment Companies (Cost $56,440)		55,062
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 2.153% (Cost $26)	260	26
Total Investments (100.0%) (Cost $56,466)		55,088
Other Assets and Liabilities (0.0%)
Other Assets		120
Liabilities		(135)
		(15)
Net Assets (100%)
Applicable to 675,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		55,073
Net Asset Value Per Share		$81.59

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds		55,088
Receivables for Investment Securities Sold		120
Total Assets		55,208
Liabilities
Payables for Investment Securities Purchased		135
Total Liabilities		135
Net Assets		55,073

7

Total Corporate Bond ETF

At August 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	56,473
Undistributed Net Investment Income	16
Accumulated Net Realized Losses	(38)
Unrealized Appreciation (Depreciation)	(1,378)
Net Assets	55,073
• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

8

Total Corporate Bond ETF

Statement of Operations

November7,2017[1] to
August31,2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	1,089
Net Investment Income—Note B	1,089
Realized Net Gain (Loss) on Affiliated Investment Securities Sold[2]	(281)
Change in Unrealized Appreciation (Depreciation) of Affiliated Investment Securities	(1,378)
Net Increase (Decrease) in Net Assets Resulting from Operations	(570)
1 Inception.
2 Includes ($243,000) of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

9

Total Corporate Bond ETF

Statement of Changes in Net Assets

November 7, 2017[1] to
August 31, 2018
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,089
Realized Net Gain (Loss)	(281)
Change in Unrealized Appreciation (Depreciation)	(1,378)
Net Increase (Decrease) in Net Assets Resulting from Operations	(570)
Distributions
Net Investment Income	(1,073)
Realized Capital Gain	—
Total Distributions	(1,073)
Capital Share Transactions
Issued	81,134
Issued in Lieu of Cash Distributions	—
Redeemed	(24,418)
Net Increase (Decrease) from Capital Share Transactions	56,716
Total Increase (Decrease)	55,073
Net Assets
Beginning of Period	—
End of Period[2]	55,073
1 Inception.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $16,000.

See accompanying Notes, which are an integral part of the Financial Statements.

10

Total Corporate Bond ETF

Financial Highlights

November 7, 2017[1] to
For a Share Outstanding Throughout the Period	August 31, 2018
Net Asset Value, Beginning of Period	$85.00
Investment Operations
Net Investment Income[2]	2.081
Capital Gain Distributions Received	—
Net Realized and Unrealized Gain (Loss) on Investments	(3.445)
Total from Investment Operations	(1.364)
Distributions
Dividends from Net Investment Income	(2.046)
Distributions from Realized Capital Gains	—
Total Distributions	(2.046)
Net Asset Value, End of Period	$81.59

Total Return	-1.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$55
Ratio of Total Expenses to Average Net Assets	—*
Acquired Fund Fees and Expenses	0.07%*
Ratio of Net Investment Income to Average Net Assets	3.10%*
Portfolio Turnover Rate [3]	4%
* Annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Total Corporate Bond ETF

Notes to Financial Statements

Vanguard Total Corporate Bond ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund seeks to match the performance of its target index by investing in select Vanguard bond index ETFs. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Underlying ETFs are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for the period ended August 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended August 31, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

12

Total Corporate Bond ETF

At August 31, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in capital	(243)
Undistributed (Overdistributed) net investment income	—
Accumulated net realized gains (losses)	243

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	16
Undistributed long-term gains	—
Capital loss carryforwards (non-expiring)	(38)
Net unrealized gains (losses)	(1,378)

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	56,466
Gross unrealized appreciation	—
Gross unrealized depreciation	(1,378)
Net unrealized appreciation (depreciation)	(1,378)

13

Total Corporate Bond ETF

E. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Nov. 7,		Proceeds	Realized				Aug. 31,
	2017[1]		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost[2]	Sold [3]	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	—	NA [4]	NA [4]	—	1	—	—	26
Vanguard
Intermediate-Term
Corporate Bond ETF	—	24,743	7,963	(190)	(291)	335	—	16,299
Vanguard Long-Term
Corporate Bond ETF	—	26,806	8,337	(1)	(957)	442	—	17,511
Vanguard Short-Term
Corporate Bond ETF	—	31,343	9,870	(90)	(131)	312	—	21,252
Total	—	82,892	26,170	(281)	(1,378)	1,089	—	55,088

1 Inception.
2 Includes $81,113,000 of portfolio securities received as a result of in-kind purchases of the fund’s capital shares.
3 Includes $24,410,000 of portfolio securities delivered as a result of in-kind redemptions of the fund’s capital shares.
4 Not applicable—purchases and sales are for temporary cash investment purposes.

F. Capital shares issued and redeemed were:

November 7, 2017[1] to
August 31, 2018
Shares
(000)
Issued	975
Redeemed	(300)
Net Increase (Decrease) in Shares Outstanding	675
1 Inception.

G. Management has determined that no events or transactions occurred subsequent to
August 31, 2018, that would require recognition or disclosure in these financial statements.

14

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Total Corporate Bond ETF

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard Total Corporate Bond ETF (one of the funds constituting Vanguard Scottsdale Funds, referred to hereafter as the “Fund”) as of August 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period November 7, 2017 (commencement of operations) through August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the period November 7, 2017 (commencement of operations) through August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 16, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

15

Special 2018 tax information (unaudited) for Vanguard Total Corporate Bond ETF

This information for the fiscal period ended August 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 83.9% of income dividends are interest-related dividends.

16

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Total Corporate Bond ETF has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total Corporate Bond ETF.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

17

Six Months Ended August 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Corporate Bond ETF	2/28/2018	8/31/2018	Period
Based on Actual Fund Return	$1,000.00	$1,006.42	$0.35
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.85	0.36

The calculations are based on acquired fund fees and expenses charged by the underlying funds in which the Total Corporate Bond ETF invests. The Total Corporate Bond ETF’s annualized expense figure for the period is 0.07%. The dollar amounts shown as “Expenses Paid”
are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent
12-month period (184/365).

18

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Total Corporate Bond ETF has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the investment management services provided to the fund since its inception in 2017 and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than four decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the fund’s performance since its inception, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s performance since inception can be found in the Performance Summary section of this report.

19

Cost

The board concluded that, while the fund had not yet been in existence for a full fiscal year, the fund’s estimated acquired fund fees and expenses were well below the average expense ratio charged by funds in its peer group. The fund does not incur fees directly; however, the board noted that each of the underlying funds in which the fund invests has advisory expenses well below the relevant peer-group average. Information about the fund’s acquired fund fees and expenses appears in the About Your Fund’s Expenses section as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that Vanguard’s at-cost arrangement with the fund ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

20

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

21

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services
Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays
U.S. Corporate Bond Index, including its component Bloomberg Barclays U.S. 1–5 Year Corporate Bond Index, Bloomberg
Barclays U.S. 5–10 Year Corporate Bond Index, and Bloomberg Barclays U.S. 10+ Year Corporate Bond Index (the Indices
or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of Vanguard Total Corporate Bond ETF, including Vanguard Short-Term Corporate Bond ETF, Vanguard
Intermediate-Term Corporate Bond ETF, and Vanguard Long-Term Corporate Bond ETF (collectively, ETFs), and neither
Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the ETFs. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the ETFs. Bloomberg and Barclays only relationship with Vanguard in respect of the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the ETFs or the owners of the ETFs.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the ETFs. Investors acquire the ETFs from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the ETFs. The
ETFs are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the ETFs or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance.
Neither Bloomberg nor Barclays has passed on the legality or suitability of the ETFs with respect to any person or entity.
Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the ETFs to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the ETFs or any other third party into consideration in determining, composing or calculating the Indices.
Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the ETFs.

22

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the ETFs, investors or other third parties. In addition, the licensing agreement between
Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the ETFs, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER
THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDICES OR ANY DATA INCLUDED
THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES
ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY
OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG
NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL
WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE
INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF
CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE INDICES, AND NEITHER
BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR
INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL
BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL
DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE
OF THE INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE ETFS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays
Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2018 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2018, Bloomberg. All rights reserved.

23

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q9850 102018

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended August 31, 2018: $626,000
Fiscal Year Ended August 31, 2017: $596,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended August 31, 2018: $9,734,277
Fiscal Year Ended August 31, 2017: $8,424,459

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended August 31, 2018: $5,581,366 Fiscal Year Ended August 31, 2017: $3,194,093

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended August 31, 2018: $347,985
Fiscal Year Ended August 31, 2017: $274,313

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended August 31, 2018: $0
Fiscal Year Ended August 31, 2017: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2018: $347,985
Fiscal Year Ended August 31, 2017: $274,313

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)

Common Stocks (99.9%)[1]
Consumer Discretionary (14.2%)
*	Amazon.com Inc.	46,375	93,339
	Home Depot Inc.	131,379	26,377
	Comcast Corp. Class A	520,763	19,263
	Walt Disney Co.	170,121	19,057
*	Netflix Inc.	47,516	17,471
	Walmart Inc.	162,862	15,612
	McDonald's Corp.	89,598	14,536
	NIKE Inc. Class B	143,347	11,783
	Costco Wholesale Corp.	49,793	11,608
*	Booking Holdings Inc.	5,481	10,696
	Lowe's Cos. Inc.	94,006	10,223
	Starbucks Corp.	153,253	8,191
	TJX Cos. Inc.	71,490	7,862
*	Charter Communications Inc. Class A	20,318	6,307
	Twenty-First Century Fox Inc. Class A	120,874	5,488
	General Motors Co.	149,080	5,374
	Target Corp.	61,194	5,354
*,^	Tesla Inc.	15,383	4,640
	Marriott International Inc. Class A	33,426	4,227
	Ford Motor Co.	440,573	4,177
	Ross Stores Inc.	42,197	4,042
*	eBay Inc.	106,202	3,676
	Estee Lauder Cos. Inc. Class A	24,917	3,491
	VF Corp.	36,691	3,380
	Dollar General Corp.	30,294	3,264
	Yum! Brands Inc.	36,654	3,185
*	O'Reilly Automotive Inc.	9,148	3,068
	Carnival Corp.	46,313	2,848
	Las Vegas Sands Corp.	40,586	2,655
	Aptiv plc	29,864	2,628
	Hilton Worldwide Holdings Inc.	32,076	2,490
	Twenty-First Century Fox Inc.	53,645	2,409
	Royal Caribbean Cruises Ltd.	19,257	2,361
*	AutoZone Inc.	3,046	2,336
	Best Buy Co. Inc.	27,823	2,214
*	Dollar Tree Inc.	26,982	2,172
	CBS Corp. Class B	37,297	1,978
	Omnicom Group Inc.	25,438	1,763
	Expedia Group Inc.	13,466	1,757
*	Lululemon Athletica Inc.	11,261	1,745
	Wynn Resorts Ltd.	11,663	1,730
	Tiffany & Co.	14,076	1,726
	MGM Resorts International	58,893	1,707
	DR Horton Inc.	37,998	1,691
	Tapestry Inc.	33,156	1,681
*	Ulta Beauty Inc.	6,443	1,675
	Genuine Parts Co.	16,701	1,668
	Yum China Holdings Inc.	42,451	1,642
	Darden Restaurants Inc.	13,884	1,611
	Lennar Corp. Class A	30,393	1,570
*	CarMax Inc.	19,953	1,557
	Kohl's Corp.	19,243	1,522
	Domino's Pizza Inc.	4,841	1,445
*	Mohawk Industries Inc.	7,246	1,388
	Vail Resorts Inc.	4,606	1,373
	Advance Auto Parts Inc.	8,215	1,348
*	Chipotle Mexican Grill Inc. Class A	2,744	1,304
	Hasbro Inc.	13,036	1,295
	Macy's Inc.	35,282	1,290
*	Norwegian Cruise Line Holdings Ltd.	23,851	1,279
*	Burlington Stores Inc.	7,573	1,274

1

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
	PVH Corp.	8,875	1,271
	Tractor Supply Co.	13,854	1,223
	Lear Corp.	7,445	1,208
	Aramark	28,527	1,172
*	LKQ Corp.	33,944	1,172
*	Michael Kors Holdings Ltd.	15,884	1,154
	Newell Brands Inc.	50,682	1,101
	BorgWarner Inc.	24,790	1,085
	Viacom Inc. Class B	36,905	1,081
	Nielsen Holdings plc	41,016	1,066
^	Sirius XM Holdings Inc.	148,031	1,051
	Interpublic Group of Cos. Inc.	44,713	1,044
*	Qurate Retail Group Inc. QVC Group Class A	48,198	1,002
	Whirlpool Corp.	7,921	990
	KAR Auction Services Inc.	15,695	984
*,^	Discovery Communications Inc. Class A	34,890	971
*	ServiceMaster Global Holdings Inc.	15,641	943
*	NVR Inc.	351	937
*	DISH Network Corp. Class A	25,513	902
*	Liberty Broadband Corp.	11,111	901
*	Liberty Media Corp-Liberty SiriusXM Class C	18,962	892
	Service Corp. International	20,822	874
	PulteGroup Inc.	31,093	869
	Garmin Ltd.	12,731	868
	Ralph Lauren Corp. Class A	6,444	856
*	Wayfair Inc.	6,267	847
	Harley-Davidson Inc.	19,510	832
	Nordstrom Inc.	13,086	822
*	Live Nation Entertainment Inc.	16,005	795
	Fortune Brands Home & Security Inc.	14,821	785
*	Liberty Media Corp-Liberty Formula One	20,909	773
	Gap Inc.	24,840	754
	Pool Corp.	4,587	753
	Polaris Industries Inc.	6,927	751
*	WABCO Holdings Inc.	6,085	749
*	Bright Horizons Family Solutions Inc.	6,167	737
	Hanesbrands Inc.	41,898	735
	Leggett & Platt Inc.	15,620	710
	Gentex Corp.	29,726	695
*	Caesars Entertainment Corp.	67,467	688
	L Brands Inc.	25,752	681
	Brunswick Corp.	10,233	680
	Dunkin' Brands Group Inc.	9,280	676
	Foot Locker Inc.	13,653	673
	Williams-Sonoma Inc.	9,497	667
	H&R Block Inc.	24,233	656
	Coty Inc. Class A	53,038	656
*	Madison Square Garden Co. Class A	2,160	652
	Wyndham Hotels & Resorts Inc.	11,320	642
*	TripAdvisor Inc.	11,553	627
*	Grand Canyon Education Inc.	5,255	626
	Goodyear Tire & Rubber Co.	27,537	625
*,^	Mattel Inc.	39,663	612
	Thor Industries Inc.	5,950	568
*	GCI Liberty Inc. - Class A	11,488	564
	Six Flags Entertainment Corp.	8,207	554
	Toll Brothers Inc.	15,151	549
	News Corp. Class A	41,774	546
*	2U Inc.	6,091	544
	Carter's Inc.	5,059	536
*	Discovery Communications Inc.	20,058	514
	Adient plc	11,164	483
	Cinemark Holdings Inc.	12,652	472
*	Under Armour Inc. Class A	22,770	466

2

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	Liberty Media Corp-Liberty SiriusXM Class A	9,874	462
*	Skechers U.S.A. Inc. Class A	15,614	460
	Extended Stay America Inc.	21,725	438
	Hyatt Hotels Corp. Class A	5,459	422
*	Urban Outfitters Inc.	8,440	392
	Wendy's Co.	22,066	389
*	Under Armour Inc.	20,055	380
	Cable One Inc.	451	378
	Tribune Media Co. Class A	9,904	365
*	Hilton Grand Vacations Inc.	11,172	365
*	Visteon Corp.	3,283	362
	John Wiley & Sons Inc. Class A	5,389	348
	Dick's Sporting Goods Inc.	9,227	345
*,^	Tempur Sealy International Inc.	5,744	318
*	Liberty Broadband Corp. Class A	3,866	313
*	AMC Networks Inc. Class A	4,889	307
	Graham Holdings Co. Class B	530	298
	Lions Gate Entertainment Corp. Class B	13,254	298
*	AutoNation Inc.	6,387	290
	Choice Hotels International Inc.	3,560	278
	AMERCO	733	275
	Columbia Sportswear Co.	2,931	266
	International Game Technology plc	11,769	248
	Penske Automotive Group Inc.	4,563	240
	News Corp. Class B	15,629	213
*	Michaels Cos. Inc.	12,328	209
*	Floor & Decor Holdings Inc. Class A	4,414	162
	Lennar Corp. Class B	3,777	159
*	Liberty Media Corp-Liberty Formula One Class A	3,958	138
	Viacom Inc. Class A	4,043	136
	Lions Gate Entertainment Corp. Class A	3,445	81
*	Liberty Expedia Holdings Inc. Class A	590	27
			447,497
Consumer Staples (5.6%)
	Procter & Gamble Co.	287,243	23,827
	Coca-Cola Co.	435,681	19,418
	PepsiCo Inc.	161,595	18,100
	Philip Morris International Inc.	177,261	13,807
	Altria Group Inc.	215,637	12,619
	CVS Health Corp.	115,677	8,704
	Mondelez International Inc. Class A	165,101	7,053
	Walgreens Boots Alliance Inc.	96,438	6,612
	Colgate-Palmolive Co.	97,053	6,445
	Kimberly-Clark Corp.	39,556	4,570
	Sysco Corp.	53,786	4,024
	Kraft Heinz Co.	68,150	3,971
	Constellation Brands Inc. Class A	18,009	3,750
	Archer-Daniels-Midland Co.	63,922	3,222
	General Mills Inc.	66,646	3,066
	Kroger Co.	97,047	3,057
*	Monster Beverage Corp.	45,941	2,797
	Clorox Co.	14,680	2,128
	Tyson Foods Inc. Class A	32,808	2,061
	Kellogg Co.	28,392	2,038
	McCormick & Co. Inc.	13,562	1,694
	Brown-Forman Corp. Class B	30,870	1,612
	Conagra Brands Inc.	43,736	1,607
	Church & Dwight Co. Inc.	27,644	1,564
	Hershey Co.	15,392	1,547
	Molson Coors Brewing Co. Class B	20,189	1,348
	JM Smucker Co.	12,863	1,330
	Hormel Foods Corp.	31,263	1,224
	Lamb Weston Holdings Inc.	16,976	1,148
	Bunge Ltd.	16,187	1,052

3

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Pinnacle Foods Inc.	13,837	919
Campbell Soup Co.	20,609	813
* US Foods Holding Corp.	24,682	804
Ingredion Inc.	7,855	794
* Herbalife Nutrition Ltd.	13,446	761
* Post Holdings Inc.	7,607	740
Casey's General Stores Inc.	4,512	515
Nu Skin Enterprises Inc. Class A	6,141	489
* Keurig Dr Pepper Inc.	20,399	465
Flowers Foods Inc.	21,302	429
Energizer Holdings Inc.	6,698	426
Spectrum Brands Holdings Inc.	4,773	415
* Sprouts Farmers Market Inc.	15,127	401
Brown-Forman Corp. Class A	6,762	356
* TreeHouse Foods Inc.	6,704	349
* Hain Celestial Group Inc.	11,428	326
* Pilgrim's Pride Corp.	6,282	116
Seaboard Corp.	31	114
		174,627
Energy (5.7%)
Exxon Mobil Corp.	483,179	38,736
Chevron Corp.	217,389	25,752
Schlumberger Ltd.	157,913	9,974
ConocoPhillips	133,232	9,783
EOG Resources Inc.	65,737	7,772
Occidental Petroleum Corp.	87,459	6,985
Valero Energy Corp.	49,186	5,798
Phillips 66	47,728	5,656
Marathon Petroleum Corp.	52,244	4,299
Williams Cos. Inc.	138,424	4,096
Halliburton Co.	98,372	3,924
Kinder Morgan Inc.	216,008	3,823
Anadarko Petroleum Corp.	58,382	3,760
Pioneer Natural Resources Co.	19,236	3,361
ONEOK Inc.	46,278	3,050
* Concho Resources Inc.	21,921	3,006
Devon Energy Corp.	59,155	2,540
Andeavor	16,224	2,479
Marathon Oil Corp.	98,212	2,113
National Oilwell Varco Inc.	43,630	2,054
Hess Corp.	29,799	2,007
Apache Corp.	43,304	1,898
Noble Energy Inc.	54,138	1,609
* Cheniere Energy Inc.	23,764	1,591
EQT Corp.	29,981	1,530
Baker Hughes a GE Co.	46,346	1,528
HollyFrontier Corp.	18,416	1,372
Targa Resources Corp.	24,846	1,368
Diamondback Energy Inc.	11,224	1,359
Cabot Oil & Gas Corp.	50,252	1,198
Cimarex Energy Co.	11,074	936
* WPX Energy Inc.	46,295	883
* Parsley Energy Inc. Class A	29,443	818
Helmerich & Payne Inc.	12,328	808
* Energen Corp.	9,742	756
PBF Energy Inc. Class A	13,337	692
* Continental Resources Inc.	10,398	686
* Newfield Exploration Co.	23,434	639
* Transocean Ltd.	50,240	608
Murphy Oil Corp.	19,372	597
Whiting Petroleum Corp.	10,093	514
Valvoline Inc.	23,401	504
* Antero Resources Corp.	27,194	503
* First Solar Inc.	9,340	486

4

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
* Chesapeake Energy Corp.	107,043	474
Patterson-UTI Energy Inc.	24,990	428
Range Resources Corp.	25,348	416
* Apergy Corp.	8,938	404
CNX Resources Corp.	25,351	404
* Centennial Resource Development Inc. Class A	20,397	393
SM Energy Co.	12,505	376
* QEP Resources Inc.	28,094	280
* Kosmos Energy Ltd.	29,473	266
* Weatherford International plc	108,184	262
Nabors Industries Ltd.	38,545	238
* Extraction Oil & Gas Inc.	13,494	156
RPC Inc.	6,365	87
		178,035
Financial Services (20.5%)
* Berkshire Hathaway Inc. Class B	220,955	46,118
JPMorgan Chase & Co.	386,790	44,318
Bank of America Corp.	1,079,239	33,381
Visa Inc. Class A	203,983	29,963
Wells Fargo & Co.	501,193	29,310
Mastercard Inc. Class A	104,908	22,614
Citigroup Inc.	291,486	20,765
* PayPal Holdings Inc.	135,413	12,503
Goldman Sachs Group Inc.	40,468	9,624
US Bancorp	176,215	9,535
American Express Co.	81,063	8,591
PNC Financial Services Group Inc.	53,695	7,707
American Tower Corp.	50,067	7,466
Chubb Ltd.	52,800	7,141
Charles Schwab Corp.	137,066	6,962
Morgan Stanley	142,039	6,936
CME Group Inc.	38,797	6,779
BlackRock Inc.	14,032	6,722
Simon Property Group Inc.	35,209	6,444
S&P Global Inc.	28,736	5,950
Bank of New York Mellon Corp.	106,384	5,548
American International Group Inc.	102,365	5,443
Capital One Financial Corp.	54,686	5,419
Crown Castle International Corp.	47,217	5,384
Intercontinental Exchange Inc.	65,002	4,955
Marsh & McLennan Cos. Inc.	57,968	4,906
Prologis Inc.	71,840	4,826
Prudential Financial Inc.	47,535	4,670
BB&T Corp.	89,017	4,599
MetLife Inc.	98,205	4,507
Progressive Corp.	66,273	4,475
Aon plc	27,758	4,040
Aflac Inc.	87,157	4,030
Travelers Cos. Inc.	30,588	4,025
Allstate Corp.	39,974	4,020
Fidelity National Information Services Inc.	37,160	4,020
Equinix Inc.	9,027	3,937
SunTrust Banks Inc.	52,752	3,880
* Fiserv Inc.	46,852	3,751
State Street Corp.	42,860	3,725
Public Storage	16,948	3,603
Moody's Corp.	19,053	3,392
* Worldpay Inc. Class A	33,484	3,261
T. Rowe Price Group Inc.	27,163	3,148
Discover Financial Services	39,116	3,056
Weyerhaeuser Co.	86,817	3,013
M&T Bank Corp.	16,814	2,979
Digital Realty Trust Inc.	23,601	2,933
* Square Inc.	32,385	2,871

5

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
AvalonBay Communities Inc.	15,407	2,824
Welltower Inc.	42,181	2,814
Equity Residential	41,371	2,803
Synchrony Financial	86,438	2,737
Northern Trust Corp.	23,511	2,526
KeyCorp	118,712	2,501
Regions Financial Corp.	126,320	2,458
Ventas Inc.	40,545	2,427
Boston Properties Inc.	17,972	2,344
Ameriprise Financial Inc.	16,486	2,340
Fifth Third Bancorp	77,095	2,269
Global Payments Inc.	17,963	2,238
Citizens Financial Group Inc.	54,330	2,236
Willis Towers Watson plc	14,799	2,179
* FleetCor Technologies Inc.	10,044	2,147
Hartford Financial Services Group Inc.	40,584	2,044
Huntington Bancshares Inc.	123,760	2,006
* SBA Communications Corp. Class A	12,910	2,004
Total System Services Inc.	20,547	1,996
* SVB Financial Group	6,166	1,990
Comerica Inc.	20,147	1,964
Realty Income Corp.	33,106	1,939
First Republic Bank	18,666	1,896
Essex Property Trust Inc.	7,604	1,873
TD Ameritrade Holding Corp.	31,913	1,869
* Markel Corp.	1,531	1,851
Broadridge Financial Solutions Inc.	13,622	1,841
Equifax Inc.	13,649	1,829
MSCI Inc. Class A	9,965	1,796
* E*TRADE Financial Corp.	30,502	1,795
Host Hotels & Resorts Inc.	82,369	1,773
Principal Financial Group Inc.	31,608	1,744
* CBRE Group Inc. Class A	35,360	1,726
XL Group Ltd.	28,924	1,660
Lincoln National Corp.	24,654	1,617
Loews Corp.	32,117	1,616
TransUnion	21,094	1,588
* First Data Corp. Class A	61,149	1,573
Vornado Realty Trust	20,148	1,551
Arthur J Gallagher & Co.	20,878	1,506
HCP Inc.	54,659	1,477
Alexandria Real Estate Equities Inc.	11,195	1,437
Raymond James Financial Inc.	15,158	1,410
Mid-America Apartment Communities Inc.	13,340	1,381
Annaly Capital Management Inc.	129,377	1,374
Jack Henry & Associates Inc.	8,499	1,347
* Arch Capital Group Ltd.	43,886	1,342
Cincinnati Financial Corp.	17,070	1,309
Extra Space Storage Inc.	14,145	1,304
Nasdaq Inc.	13,649	1,303
Ally Financial Inc.	48,028	1,291
Cboe Global Markets Inc.	12,784	1,289
Alliance Data Systems Corp.	5,336	1,273
Zions Bancorporation	22,682	1,209
Duke Realty Corp.	41,639	1,186
Fidelity National Financial Inc.	29,466	1,182
Iron Mountain Inc.	32,689	1,180
UDR Inc.	29,492	1,179
Regency Centers Corp.	17,245	1,139
Invesco Ltd.	47,067	1,134
Franklin Resources Inc.	35,208	1,118
Federal Realty Investment Trust	8,543	1,116
Alleghany Corp.	1,723	1,089
Reinsurance Group of America Inc. Class A	7,597	1,085

6

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
East West Bancorp Inc.	16,947	1,074
FactSet Research Systems Inc.	4,448	1,020
Everest Re Group Ltd.	4,530	1,010
Western Union Co.	53,093	1,005
Torchmark Corp.	11,409	1,003
SEI Investments Co.	15,496	977
SL Green Realty Corp.	9,233	964
Equity LifeStyle Properties Inc.	9,903	959
Voya Financial Inc.	18,987	951
AGNC Investment Corp.	49,762	946
American Financial Group Inc.	8,447	941
Macerich Co.	15,662	920
Sun Communities Inc.	8,908	919
* VEREIT Inc.	116,919	914
* WEX Inc.	4,717	897
Camden Property Trust	9,417	895
WR Berkley Corp.	11,137	872
* Athene Holding Ltd. Class A	17,546	871
Affiliated Managers Group Inc.	5,944	868
Gaming and Leisure Properties Inc.	24,136	864
Unum Group	23,343	861
Brown & Brown Inc.	27,377	834
Kilroy Realty Corp.	11,209	820
Invitation Homes Inc.	34,859	815
MarketAxess Holdings Inc.	4,254	807
Commerce Bancshares Inc.	11,327	805
Apartment Investment & Management Co.	18,209	798
Jefferies Financial Group Inc.	33,519	778
PacWest Bancorp	15,190	767
* Omega Healthcare Investors Inc.	23,196	767
* Fair Isaac Corp.	3,318	766
Kimco Realty Corp.	44,493	761
Jones Lang LaSalle Inc.	4,970	758
Liberty Property Trust	17,208	753
Lamar Advertising Co. Class A	9,735	750
Signature Bank	6,468	749
CyrusOne Inc.	11,161	747
New Residential Investment Corp.	40,162	746
CIT Group Inc.	13,654	741
Park Hotels & Resorts Inc.	22,000	736
Cullen/Frost Bankers Inc.	6,550	726
Douglas Emmett Inc.	18,589	726
First American Financial Corp.	12,549	714
National Retail Properties Inc.	15,346	707
People's United Financial Inc.	37,643	697
WP Carey Inc.	10,380	691
Healthcare Trust of America Inc. Class A	23,865	682
LPL Financial Holdings Inc.	10,207	676
American Campus Communities Inc.	15,958	669
Old Republic International Corp.	30,076	667
VICI Properties Inc.	31,839	666
Brixmor Property Group Inc.	36,497	665
CubeSmart	21,584	659
Lazard Ltd. Class A	13,672	658
* Western Alliance Bancorp	11,368	655
American Homes 4 Rent Class A	28,135	653
First Horizon National Corp.	35,024	645
Medical Properties Trust Inc.	42,606	641
Eaton Vance Corp.	12,137	640
RenaissanceRe Holdings Ltd.	4,721	628
Starwood Property Trust Inc.	28,351	625
Assurant Inc.	6,034	620
Dun & Bradstreet Corp.	4,340	620
Webster Financial Corp.	9,482	620

7

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Hudson Pacific Properties Inc.	18,292	619
Hanover Insurance Group Inc.	5,008	613
New York Community Bancorp Inc.	56,207	605
* SLM Corp.	51,388	602
Popular Inc.	11,924	600
* Credit Acceptance Corp.	1,304	596
* Zillow Group Inc.	12,058	587
Prosperity Bancshares Inc.	7,835	586
* Brighthouse Financial Inc.	14,122	586
STORE Capital Corp.	20,114	579
* Howard Hughes Corp.	4,352	567
Forest City Realty Trust Inc. Class A	22,409	564
Synovus Financial Corp.	11,197	561
Hospitality Properties Trust	19,270	559
Associated Banc-Corp	20,472	558
Axis Capital Holdings Ltd.	9,685	557
* Euronet Worldwide Inc.	5,619	550
Pinnacle Financial Partners Inc.	8,351	539
Senior Housing Properties Trust	28,096	537
Life Storage Inc.	5,487	536
Rayonier Inc.	15,240	531
Sterling Bancorp	23,125	528
EPR Properties	7,480	525
Interactive Brokers Group Inc.	8,191	509
* Bank OZK	12,505	506
Assured Guaranty Ltd.	12,264	500
* CoreLogic Inc.	9,733	495
Wintrust Financial Corp.	5,509	488
Umpqua Holdings Corp.	22,551	483
TCF Financial Corp.	18,924	480
BankUnited Inc.	12,341	479
Wyndham Destinations Inc.	10,800	477
CoreSite Realty Corp.	4,082	475
* Texas Capital Bancshares Inc.	5,217	464
Highwoods Properties Inc.	9,300	463
* Equity Commonwealth	14,288	458
Evercore Inc. Class A	4,304	457
Apple Hospitality REIT Inc.	25,216	445
Weingarten Realty Investors	14,367	444
Bank of Hawaii Corp.	5,283	439
Two Harbors Investment Corp.	27,982	437
Navient Corp.	31,577	431
Chimera Investment Corp.	22,636	422
Uniti Group Inc.	19,835	413
Taubman Centers Inc.	6,265	405
JBG SMITH Properties	10,554	395
FNB Corp.	28,649	385
MFA Financial Inc.	48,290	370
Spirit Realty Capital Inc.	43,929	368
* Zillow Group Inc. Class A	7,598	365
Columbia Property Trust Inc.	14,817	357
Brookfield Property REIT Inc. Class A	17,821	357
First Citizens BancShares Inc. Class A	751	357
BGC Partners Inc. Class A	28,238	351
Retail Properties of America Inc.	27,525	350
* OneMain Holdings Inc.	9,428	346
Erie Indemnity Co. Class A	2,774	343
Outfront Media Inc.	16,959	337
AXA Equitable Holdings Inc.	14,512	333
Legg Mason Inc.	10,617	331
BOK Financial Corp.	3,124	320
Realogy Holdings Corp.	14,659	314
Colony Capital Inc.	49,877	306
Morningstar Inc.	2,134	304

8

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Corporate Office Properties Trust	9,844	303
Aspen Insurance Holdings Ltd.	7,354	303
White Mountains Insurance Group Ltd.	321	298
Paramount Group Inc.	18,272	290
Santander Consumer USA Holdings Inc.	13,384	289
First Hawaiian Inc.	9,922	288
Brandywine Realty Trust	16,280	273
DDR Corp.	18,723	262
Empire State Realty Trust Inc.	11,810	208
Mercury General Corp.	3,675	198
CNA Financial Corp.	3,704	166
American National Insurance Co.	1,095	141
TFS Financial Corp.	7,318	113
Virtu Financial Inc. Class A	4,247	93
* Retail Value Inc.	1,872	67
		642,804
Health Care (13.8%)
Johnson & Johnson	306,192	41,241
UnitedHealth Group Inc.	109,162	29,306
Pfizer Inc.	662,377	27,502
Merck & Co. Inc.	307,369	21,082
AbbVie Inc.	181,103	17,382
Amgen Inc.	75,433	15,072
Medtronic plc	154,260	14,872
Abbott Laboratories	195,387	13,060
Eli Lilly & Co.	109,956	11,617
Bristol-Myers Squibb Co.	186,413	11,287
Gilead Sciences Inc.	147,438	11,165
Thermo Fisher Scientific Inc.	45,779	10,946
* Biogen Inc.	24,058	8,504
Becton Dickinson and Co.	30,175	7,902
* Celgene Corp.	82,548	7,797
Anthem Inc.	29,085	7,700
Allergan plc	38,540	7,388
Aetna Inc.	36,577	7,325
Danaher Corp.	70,515	7,301
* Intuitive Surgical Inc.	12,812	7,175
Stryker Corp.	38,849	6,582
* Illumina Inc.	16,806	5,963
* Express Scripts Holding Co.	63,860	5,621
* Boston Scientific Corp.	157,252	5,592
* Vertex Pharmaceuticals Inc.	29,062	5,359
Humana Inc.	15,653	5,216
Cigna Corp.	26,808	5,049
Zoetis Inc.	55,228	5,004
HCA Healthcare Inc.	31,762	4,260
Baxter International Inc.	57,098	4,246
* Regeneron Pharmaceuticals Inc.	9,088	3,697
* Align Technology Inc.	8,993	3,476
* Edwards Lifesciences Corp.	24,054	3,470
* Centene Corp.	23,039	3,375
McKesson Corp.	23,321	3,003
* Alexion Pharmaceuticals Inc.	24,386	2,981
Zimmer Biomet Holdings Inc.	23,256	2,875
* IDEXX Laboratories Inc.	9,779	2,484
Agilent Technologies Inc.	36,488	2,464
* IQVIA Holdings Inc.	18,726	2,380
* Cerner Corp.	35,714	2,325
* Mylan NV	58,012	2,270
* Laboratory Corp. of America Holdings	11,689	2,021
* BioMarin Pharmaceutical Inc.	20,166	2,016
* ABIOMED Inc.	4,801	1,952
Cardinal Health Inc.	35,356	1,845
ResMed Inc.	15,996	1,782

9

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Quest Diagnostics Inc.	15,678	1,724
* WellCare Health Plans Inc.	5,628	1,703
AmerisourceBergen Corp. Class A	18,482	1,663
* Incyte Corp.	20,250	1,497
* DexCom Inc.	9,886	1,427
Cooper Cos. Inc.	5,458	1,396
* Veeva Systems Inc. Class A	13,352	1,393
* Henry Schein Inc.	17,459	1,356
Teleflex Inc.	5,274	1,305
* Hologic Inc.	31,644	1,258
* Alnylam Pharmaceuticals Inc.	10,235	1,256
* Neurocrine Biosciences Inc.	10,117	1,244
Universal Health Services Inc. Class B	9,379	1,221
* Nektar Therapeutics Class A	17,679	1,175
* Varian Medical Systems Inc.	10,260	1,149
STERIS plc	9,855	1,128
PerkinElmer Inc.	12,173	1,125
* Jazz Pharmaceuticals plc	6,539	1,118
Perrigo Co. plc	14,344	1,097
* DaVita Inc.	15,105	1,047
Dentsply Sirona Inc.	25,830	1,031
* Bluebird Bio Inc.	6,111	1,028
* Exact Sciences Corp.	13,395	1,003
West Pharmaceutical Services Inc.	8,377	981
* QIAGEN NV	25,136	980
* Sarepta Therapeutics Inc.	6,970	962
* Seattle Genetics Inc.	12,289	943
* Molina Healthcare Inc.	6,807	939
Encompass Health Corp.	10,769	879
* Sage Therapeutics Inc.	5,103	838
Bio-Techne Corp.	4,324	831
* Bio-Rad Laboratories Inc. Class A	2,445	795
* Alkermes plc	17,332	777
Hill-Rom Holdings Inc.	7,987	777
* athenahealth Inc.	4,735	729
* PRA Health Sciences Inc.	6,455	682
* Charles River Laboratories International Inc.	5,512	681
* Insulet Corp.	6,418	669
* Ionis Pharmaceuticals Inc.	14,613	668
* Catalent Inc.	15,710	657
* United Therapeutics Corp.	5,066	623
* Exelixis Inc.	33,065	621
* Envision Healthcare Corp.	13,682	621
* Masimo Corp.	5,002	590
Chemed Corp.	1,666	539
* ICU Medical Inc.	1,690	517
* MEDNAX Inc.	10,617	503
* Integra LifeSciences Holdings Corp.	8,220	489
* Penumbra Inc.	3,378	469
* Agios Pharmaceuticals Inc.	5,682	459
Bruker Corp.	11,470	408
* Acadia Healthcare Co. Inc.	9,453	393
Cantel Medical Corp.	3,982	386
* Premier Inc. Class A	6,247	276
* TESARO Inc.	4,817	156
* Quorum Health Corp.	35	—
		433,114
Materials & Processing (3.2%)
DowDuPont Inc.	265,142	18,594
Praxair Inc.	32,714	5,175
Sherwin-Williams Co.	9,541	4,347
Ecolab Inc.	28,842	4,340
Air Products & Chemicals Inc.	24,973	4,153
LyondellBasell Industries NV Class A	36,442	4,110

10

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
PPG Industries Inc.	28,145	3,111
Ingersoll-Rand plc	27,783	2,814
International Paper Co.	47,407	2,424
Freeport-McMoRan Inc.	165,228	2,321
Nucor Corp.	36,953	2,310
Fastenal Co.	33,055	1,929
Newmont Mining Corp.	61,317	1,903
Celanese Corp. Class A	15,347	1,793
Vulcan Materials Co.	14,749	1,634
Ball Corp.	39,004	1,634
WestRock Co.	29,205	1,609
Eastman Chemical Co.	15,744	1,528
Martin Marietta Materials Inc.	7,168	1,424
CF Industries Holdings Inc.	26,927	1,399
Masco Corp.	36,778	1,396
FMC Corp.	15,574	1,331
Mosaic Co.	40,640	1,271
International Flavors & Fragrances Inc.	9,310	1,213
Albemarle Corp.	12,556	1,199
Packaging Corp. of America	10,884	1,196
Steel Dynamics Inc.	25,082	1,147
RPM International Inc.	14,253	962
* Alcoa Corp.	21,339	953
Lennox International Inc.	4,084	910
Chemours Co.	19,515	851
* Axalta Coating Systems Ltd.	25,349	773
Huntsman Corp.	24,402	744
* Berry Global Group Inc.	15,479	739
Owens Corning	12,810	725
Acuity Brands Inc.	4,699	718
Sealed Air Corp.	17,850	716
Hexcel Corp.	10,582	700
AptarGroup Inc.	6,563	687
Watsco Inc.	3,789	663
Reliance Steel & Aluminum Co.	7,301	642
Ashland Global Holdings Inc.	7,344	618
* Crown Holdings Inc.	14,343	614
Sonoco Products Co.	10,853	608
United States Steel Corp.	20,325	603
Olin Corp.	18,949	582
Royal Gold Inc.	7,601	580
Graphic Packaging Holding Co.	36,796	523
Eagle Materials Inc.	5,576	515
Versum Materials Inc.	12,933	515
WR Grace & Co.	7,264	513
Bemis Co. Inc.	10,210	503
Cabot Corp.	7,317	475
Southern Copper Corp.	9,644	421
Westlake Chemical Corp.	4,402	416
* USG Corp.	9,515	410
Timken Co.	8,385	408
Domtar Corp.	7,632	389
* Univar Inc.	13,932	388
* Armstrong World Industries Inc.	5,406	377
NewMarket Corp.	902	362
* Platform Specialty Products Corp.	27,106	359
* Owens-Illinois Inc.	19,899	352
Scotts Miracle-Gro Co.	4,480	335
Valmont Industries Inc.	2,354	331
Silgan Holdings Inc.	9,407	256
GrafTech International Ltd.	6,944	128
Ardagh Group SA	1,656	27
		99,696

11

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
Other (0.0%)[2]
*,§	Herbalife Ltd. CVR	1,316	13

Producer Durables (10.2%)
	Boeing Co.	62,711	21,497
	3M Co.	65,729	13,864
	Honeywell International Inc.	85,087	13,534
	Union Pacific Corp.	87,791	13,223
	General Electric Co.	982,384	12,712
	Accenture plc Class A	73,461	12,420
	United Technologies Corp.	85,347	11,240
	United Parcel Service Inc. Class B	78,837	9,687
	Caterpillar Inc.	66,101	9,178
	Lockheed Martin Corp.	28,280	9,061
	Automatic Data Processing Inc.	50,162	7,361
	CSX Corp.	95,182	7,059
	FedEx Corp.	28,323	6,909
	Raytheon Co.	32,668	6,515
	General Dynamics Corp.	29,538	5,713
	Norfolk Southern Corp.	32,068	5,575
	Northrop Grumman Corp.	18,507	5,524
	Emerson Electric Co.	71,095	5,455
	Illinois Tool Works Inc.	38,228	5,309
	Deere & Co.	36,713	5,279
	Waste Management Inc.	48,344	4,394
	Delta Air Lines Inc.	72,979	4,268
	Eaton Corp. plc	49,415	4,108
	Johnson Controls International plc	104,305	3,940
	Southwest Airlines Co.	60,006	3,678
	Roper Technologies Inc.	11,645	3,475
	Fortive Corp.	34,680	2,912
	Paychex Inc.	36,830	2,698
	Parker-Hannifin Corp.	15,337	2,693
	PACCAR Inc.	38,324	2,622
	Rockwell Automation Inc.	14,103	2,552
	Rockwell Collins Inc.	18,719	2,545
*	United Continental Holdings Inc.	28,601	2,500
	Stanley Black & Decker Inc.	17,513	2,461
	Cummins Inc.	17,142	2,431
	Cintas Corp.	10,087	2,152
*	Verisk Analytics Inc. Class A	17,886	2,130
	AMETEK Inc.	26,486	2,038
	Textron Inc.	29,150	2,012
	L3 Technologies Inc.	9,098	1,944
	American Airlines Group Inc.	47,772	1,934
*	TransDigm Group Inc.	5,434	1,902
	WW Grainger Inc.	5,151	1,824
*	CoStar Group Inc.	4,090	1,808
	Republic Services Inc. Class A	24,362	1,787
*	Waters Corp.	8,886	1,684
*	Mettler-Toledo International Inc.	2,821	1,649
	Xylem Inc.	20,612	1,565
*	Copart Inc.	23,327	1,500
	CH Robinson Worldwide Inc.	15,526	1,492
*	United Rentals Inc.	9,444	1,472
	Expeditors International of Washington Inc.	19,932	1,461
*	XPO Logistics Inc.	13,697	1,459
	Dover Corp.	16,905	1,452
*	Keysight Technologies Inc.	21,852	1,418
	Kansas City Southern	11,895	1,379
	IDEX Corp.	8,997	1,378
	Huntington Ingalls Industries Inc.	4,905	1,199
	JB Hunt Transport Services Inc.	9,702	1,172
*	Trimble Inc.	27,645	1,164

12

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Snap-on Inc.	6,336	1,120
Old Dominion Freight Line Inc.	7,303	1,113
Arconic Inc.	49,293	1,103
Jacobs Engineering Group Inc.	14,784	1,075
Spirit AeroSystems Holdings Inc. Class A	12,555	1,073
Wabtec Corp.	9,822	1,064
Robert Half International Inc.	13,334	1,042
* Zebra Technologies Corp.	6,048	1,039
* Sensata Technologies Holding plc	19,485	1,032
Avery Dennison Corp.	9,621	1,012
AO Smith Corp.	16,797	976
* Teledyne Technologies Inc.	4,054	962
Allegion plc	10,972	957
Alaska Air Group Inc.	13,937	941
* HD Supply Holdings Inc.	20,498	935
Nordson Corp.	6,659	926
FLIR Systems Inc.	14,640	919
Fluor Corp.	15,525	891
Carlisle Cos. Inc.	6,913	877
Booz Allen Hamilton Holding Corp. Class A	16,786	859
Graco Inc.	17,272	812
Hubbell Inc. Class B	6,369	805
Flowserve Corp.	15,306	798
* Middleby Corp.	6,383	776
Donaldson Co. Inc.	15,295	774
Pentair plc	17,246	750
ManpowerGroup Inc.	7,853	736
* JetBlue Airways Corp.	37,270	711
Toro Co.	11,601	705
BWX Technologies Inc.	11,467	703
HEICO Corp. Class A	9,122	680
Rollins Inc.	11,308	679
Xerox Corp.	24,305	677
Lincoln Electric Holdings Inc.	6,937	653
Allison Transmission Holdings Inc.	13,090	650
Curtiss-Wright Corp.	4,805	644
* AECOM	18,923	637
* Genesee & Wyoming Inc. Class A	7,215	634
National Instruments Corp.	13,086	625
ITT Inc.	10,488	620
Oshkosh Corp.	8,735	614
* Quanta Services Inc.	17,643	610
* Stericycle Inc.	9,890	610
Trinity Industries Inc.	16,623	596
Littelfuse Inc.	2,589	579
Landstar System Inc.	4,948	573
* Kirby Corp.	6,485	566
Crane Co.	5,962	544
Air Lease Corp. Class A	11,506	532
Genpact Ltd.	17,331	531
nVent Electric plc	18,706	525
* Conduent Inc.	22,664	525
Ryder System Inc.	6,306	485
AGCO Corp.	8,033	479
Knight-Swift Transportation Holdings Inc.	14,017	478
Macquarie Infrastructure Corp.	9,660	454
MSC Industrial Direct Co. Inc. Class A	5,150	440
* Clean Harbors Inc.	5,943	408
Regal Beloit Corp.	4,590	384
* Colfax Corp.	10,859	379
HEICO Corp.	4,091	371
* Gardner Denver Holdings Inc.	12,713	355
* WESCO International Inc.	5,755	352
* Welbilt Inc.	15,788	349

13

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Copa Holdings SA Class A	3,788	303
Terex Corp.	7,366	285
Schneider National Inc. Class B	5,161	140
^ ADT Inc.	13,071	117
* Gates Industrial Corp. plc	6,063	111
		322,047
Technology (22.1%)
Apple Inc.	561,031	127,707
Microsoft Corp.	864,538	97,114
* Facebook Inc. Class A	271,247	47,666
* Alphabet Inc. Class A	34,537	42,543
* Alphabet Inc. Class C	34,280	41,760
Cisco Systems Inc.	550,654	26,305
Intel Corp.	532,469	25,787
NVIDIA Corp.	66,476	18,658
Oracle Corp.	327,526	15,911
International Business Machines Corp.	104,677	15,333
* Adobe Systems Inc.	56,084	14,779
Texas Instruments Inc.	112,049	12,594
* salesforce.com Inc.	80,387	12,273
QUALCOMM Inc.	160,618	11,036
Broadcom Inc.	49,140	10,763
* Micron Technology Inc.	132,005	6,933
Activision Blizzard Inc.	86,017	6,202
Intuit Inc.	27,967	6,138
Cognizant Technology Solutions Corp. Class A	66,663	5,228
Applied Materials Inc.	119,284	5,132
HP Inc.	186,702	4,602
Analog Devices Inc.	41,777	4,130
* ServiceNow Inc.	20,050	3,937
* Electronic Arts Inc.	34,448	3,907
* Autodesk Inc.	24,917	3,846
* NXP Semiconductors NV	39,192	3,650
Lam Research Corp.	18,751	3,246
Corning Inc.	92,618	3,104
Amphenol Corp. Class A	32,744	3,097
* Red Hat Inc.	20,517	3,031
DXC Technology Co.	32,726	2,981
Hewlett Packard Enterprise Co.	175,258	2,897
* Twitter Inc.	80,463	2,831
NetApp Inc.	30,953	2,687
* Advanced Micro Devices Inc.	102,630	2,583
* Workday Inc. Class A	16,501	2,550
* IHS Markit Ltd.	44,542	2,450
Motorola Solutions Inc.	18,194	2,335
* Palo Alto Networks Inc.	9,998	2,311
Xilinx Inc.	29,158	2,269
Microchip Technology Inc.	25,844	2,223
* Dell Technologies Inc. Class V	23,018	2,214
Western Digital Corp.	34,267	2,167
Harris Corp.	13,301	2,162
* Splunk Inc.	16,469	2,110
KLA-Tencor Corp.	17,409	2,023
Maxim Integrated Products Inc.	32,159	1,945
* Arista Networks Inc.	6,428	1,922
* VeriSign Inc.	12,051	1,911
Skyworks Solutions Inc.	20,745	1,894
* Citrix Systems Inc.	15,497	1,767
* ANSYS Inc.	9,475	1,762
* Take-Two Interactive Software Inc.	13,063	1,745
* Synopsys Inc.	16,543	1,690
* IAC/InterActiveCorp	8,390	1,654
CA Inc.	36,316	1,591
* Gartner Inc.	10,272	1,538

14

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	Cadence Design Systems Inc.	32,249	1,517
	CDW Corp.	17,151	1,502
*	GoDaddy Inc. Class A	18,217	1,484
*	Akamai Technologies Inc.	19,332	1,453
*	GrubHub Inc.	10,079	1,452
	Symantec Corp.	70,995	1,431
	SS&C Technologies Holdings Inc.	22,993	1,364
*	F5 Networks Inc.	7,119	1,346
*	Fortinet Inc.	15,955	1,336
	Marvell Technology Group Ltd.	63,218	1,307
*	PTC Inc.	12,673	1,267
*	VMware Inc. Class A	7,905	1,212
*	Qorvo Inc.	14,428	1,156
	Leidos Holdings Inc.	15,917	1,126
	Juniper Networks Inc.	39,116	1,112
*	ON Semiconductor Corp.	49,220	1,050
*	Ultimate Software Group Inc.	3,330	1,031
	Cognex Corp.	19,079	1,026
*	Tyler Technologies Inc.	4,152	1,025
	Amdocs Ltd.	15,346	1,002
*	Atlassian Corp. plc Class A	10,668	960
	CDK Global Inc.	14,813	923
*	Aspen Technology Inc.	7,998	923
*	Guidewire Software Inc.	9,110	916
	Teradyne Inc.	22,240	916
*	Black Knight Inc.	16,406	876
*	Paycom Software Inc.	5,606	870
*	Tableau Software Inc. Class A	7,756	868
*	EPAM Systems Inc.	5,689	813
*	Zendesk Inc.	11,186	771
*	IPG Photonics Corp.	4,237	743
	Sabre Corp.	28,249	738
*	CommScope Holding Co. Inc.	22,744	721
*	Arrow Electronics Inc.	9,079	704
	Cypress Semiconductor Corp.	40,456	696
	Avnet Inc.	14,166	686
	Monolithic Power Systems Inc.	4,503	675
*	RingCentral Inc. Class A	7,228	673
*	Nutanix Inc.	11,864	668
*	Proofpoint Inc.	5,562	660
*	Twilio Inc. Class A	7,755	626
	Jabil Inc.	20,043	592
	Universal Display Corp.	4,810	589
*	Teradata Corp.	14,192	589
*	Okta Inc.	9,309	576
*	Nuance Communications Inc.	34,075	556
	MKS Instruments Inc.	5,936	551
*	Coherent Inc.	2,818	537
	LogMeIn Inc.	5,933	510
	Dolby Laboratories Inc. Class A	7,223	507
*	ARRIS International plc	19,439	504
*	Pure Storage Inc. Class A	17,911	481
*	RealPage Inc.	7,461	466
*	Manhattan Associates Inc.	7,981	463
*	Zynga Inc. Class A	94,028	391
*	FireEye Inc.	23,292	387
*	NCR Corp.	13,140	373
*	EchoStar Corp. Class A	5,919	284
*,^	Match Group Inc.	5,439	272
	Pegasystems Inc.	3,690	235
^	Ubiquiti Networks Inc.	2,038	183
*,^	DocuSign Inc.	2,842	177
	Ceridian HCM Holding Inc.	2,145	83

15

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Switch Inc.	3,873	45
		695,600
Utilities (4.6%)
AT&T Inc.	829,159	26,483
Verizon Communications Inc.	472,019	25,664
NextEra Energy Inc.	53,810	9,153
Duke Energy Corp.	80,228	6,518
Dominion Energy Inc.	74,236	5,254
Southern Co.	115,916	5,075
Exelon Corp.	110,169	4,816
American Electric Power Co. Inc.	55,916	4,011
Sempra Energy	30,207	3,506
Public Service Enterprise Group Inc.	57,393	3,005
Consolidated Edison Inc.	34,927	2,757
Xcel Energy Inc.	56,998	2,739
PG&E Corp.	58,946	2,722
WEC Energy Group Inc.	36,551	2,470
PPL Corp.	80,425	2,392
Edison International	35,746	2,350
DTE Energy Co.	21,017	2,336
CenturyLink Inc.	108,739	2,323
* T-Mobile US Inc.	35,150	2,321
Eversource Energy	35,526	2,218
FirstEnergy Corp.	53,564	2,002
Ameren Corp.	28,125	1,778
American Water Works Co. Inc.	20,163	1,765
Evergy Inc.	30,618	1,747
Entergy Corp.	20,233	1,691
CMS Energy Corp.	32,543	1,602
CenterPoint Energy Inc.	49,578	1,378
NRG Energy Inc.	35,540	1,258
Alliant Energy Corp.	27,624	1,183
Atmos Energy Corp.	12,432	1,147
* Vistra Energy Corp.	46,904	1,104
UGI Corp.	20,367	1,101
NiSource Inc.	40,160	1,087
AES Corp.	76,676	1,032
Pinnacle West Capital Corp.	11,894	934
OGE Energy Corp.	23,272	857
Aqua America Inc.	20,995	781
* Zayo Group Holdings Inc.	22,055	764
Vectren Corp.	9,708	691
SCANA Corp.	15,585	598
MDU Resources Group Inc.	20,843	581
National Fuel Gas Co.	9,189	510
Hawaiian Electric Industries Inc.	13,110	462
* Sprint Corp.	71,422	436
Telephone & Data Systems Inc.	11,460	344
Avangrid Inc.	6,371	314
* United States Cellular Corp.	1,463	63

		145,323
Total Common Stocks (Cost $2,204,331)		3,138,756

16

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2018

				Market
				Value
	Coupon		Shares	($000)
Temporary Cash Investments (0.1%)[1]
Money Market Fund (0.1%)
3,4 Vanguard Market Liquidity Fund	2.153%		27,434	2,744

			Face
		Maturity	Amount
		Date	($000)
U.S. Government and Agency Obligations (0.0%)
5 United States Treasury Bill	2.034%	11/15/18	400	398
Total Temporary Cash Investments (Cost $3,142)				3,142
Total Investments (100.0%) (Cost $2,207,473)				3,141,898
Other Assets and Liabilities—Net (0.0%)[4]				580
Net Assets (100%)				3,142,478

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,587,000.
§ Security value determined using significant unobservable inputs.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $2,741,000 of collateral received for securities on loan.
5 Securities with a value of $398,000 have been segregated as initial margin for open futures contracts.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

17

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)

Common Stocks (99.9%)[1]
Consumer Discretionary (9.4%)
Comcast Corp. Class A	1,030,844	38,131
Walmart Inc.	321,936	30,861
McDonald's Corp.	142,935	23,188
Twenty-First Century Fox Inc. Class A	235,831	10,707
Walt Disney Co.	95,549	10,703
General Motors Co.	295,256	10,644
Target Corp.	120,912	10,580
Ford Motor Co.	882,447	8,366
* eBay Inc.	165,272	5,720
Carnival Corp.	91,667	5,637
Twenty-First Century Fox Inc.	109,956	4,937
Royal Caribbean Cruises Ltd.	37,915	4,648
Yum! Brands Inc.	51,445	4,470
* Charter Communications Inc. Class A	11,837	3,674
* Dollar Tree Inc.	43,775	3,524
Genuine Parts Co.	32,675	3,263
Best Buy Co. Inc.	40,647	3,234
MGM Resorts International	106,239	3,080
Kohl's Corp.	37,540	2,970
Yum China Holdings Inc.	76,729	2,968
Tiffany & Co.	22,951	2,815
* Mohawk Industries Inc.	13,967	2,676
Tapestry Inc.	51,992	2,635
Macy's Inc.	68,709	2,511
* Norwegian Cruise Line Holdings Ltd.	46,056	2,469
PVH Corp.	17,197	2,462
Viacom Inc. Class B	79,561	2,330
Aramark	55,253	2,270
Newell Brands Inc.	101,459	2,204
Lear Corp.	13,333	2,163
Nielsen Holdings plc	80,074	2,082
BorgWarner Inc.	46,890	2,052
Las Vegas Sands Corp.	31,209	2,042
* Qurate Retail Group Inc. QVC Group Class A	98,164	2,041
* Discovery Communications Inc.	78,896	2,023
* LKQ Corp.	57,753	1,994
Whirlpool Corp.	15,547	1,943
* Liberty Broadband Corp.	23,238	1,884
Advance Auto Parts Inc.	11,090	1,819
Interpublic Group of Cos. Inc.	77,809	1,817
* Liberty Media Corp-Liberty SiriusXM C	37,896	1,783
* DISH Network Corp. Class A	50,215	1,775
Garmin Ltd.	25,590	1,744
Ralph Lauren Corp. Class A	12,334	1,638
Darden Restaurants Inc.	13,869	1,609
Harley-Davidson Inc.	37,677	1,606
* Liberty Media Corp-Liberty Formula One	41,807	1,545
Lennar Corp. Class A	29,904	1,545
VF Corp.	16,743	1,543
DR Horton Inc.	32,016	1,425
Gap Inc.	46,093	1,399
* Caesars Entertainment Corp.	133,921	1,366
Leggett & Platt Inc.	29,713	1,350
Foot Locker Inc.	26,360	1,300
Coty Inc. Class A	104,591	1,293
* CarMax Inc.	15,911	1,242
Goodyear Tire & Rubber Co.	53,986	1,225
Omnicom Group Inc.	17,375	1,204
News Corp. Class A	91,770	1,199
Brunswick Corp.	17,823	1,184
* Madison Square Garden Co. Class A	3,729	1,126

18

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
	L Brands Inc.	42,356	1,119
	PulteGroup Inc.	39,763	1,111
*	GCI Liberty Inc. Class A	22,575	1,108
*	Michael Kors Holdings Ltd.	15,037	1,092
	H&R Block Inc.	38,505	1,042
	Fortune Brands Home & Security Inc.	19,562	1,036
	Williams-Sonoma Inc.	14,425	1,013
*,^	Discovery Communications Inc. Class A	34,035	947
*,^	Mattel Inc.	60,231	929
	Adient plc	21,014	910
*	Liberty Media Corp-Liberty SiriusXM A	19,266	901
	Service Corp. International	21,432	899
	Cinemark Holdings Inc.	24,043	897
	Hyatt Hotels Corp. Class A	10,360	801
	Tribune Media Co. Class A	20,308	749
	Aptiv plc	8,049	708
	John Wiley & Sons Inc. Class A	9,964	643
	Dick's Sporting Goods Inc.	17,176	643
*	AutoZone Inc.	764	586
	AMERCO	1,560	585
*	AutoNation Inc.	12,466	565
	Toll Brothers Inc.	15,586	565
	Hasbro Inc.	5,504	547
	Columbia Sportswear Co.	5,926	537
	Graham Holdings Co. Class B	945	532
*	Liberty Broadband Corp. Class A	5,878	476
*	Skechers U.S.A. Inc. Class A	15,748	464
	Gentex Corp.	19,820	463
	International Game Technology plc	20,940	441
	Lions Gate Entertainment Corp. Class B	19,248	432
	Penske Automotive Group Inc.	7,969	419
*	Michaels Cos. Inc.	20,309	345
	Extended Stay America Inc.	17,018	343
	News Corp. Class B	21,299	290
*	Liberty Media Corp-Liberty Formula One Class A	8,139	285
*	Visteon Corp.	2,400	265
	Lions Gate Entertainment Corp. Class A	10,702	252
*	Bright Horizons Family Solutions Inc.	1,965	235
*	Under Armour Inc. Class A	10,173	208
*	Under Armour Inc.	10,170	193
	Thor Industries Inc.	1,930	184
	KAR Auction Services Inc.	1,915	120
	Lennar Corp. Class B	2,173	92
	Viacom Inc. Class A	2,061	69
	Hilton Worldwide Holdings Inc.	112	9
*	Liberty Expedia Holdings Inc. Class A	167	8
*	Sally Beauty Holdings Inc.	290	4
	Sirius XM Holdings Inc.	319	2
			291,702
Consumer Staples (6.7%)
	Procter & Gamble Co.	567,762	47,096
	Philip Morris International Inc.	350,423	27,294
	CVS Health Corp.	229,046	17,233
	Mondelez International Inc. Class A	326,735	13,958
	Walgreens Boots Alliance Inc.	190,741	13,077
	Colgate-Palmolive Co.	156,617	10,401
	Coca-Cola Co.	193,035	8,604
	Kraft Heinz Co.	136,004	7,925
	Archer-Daniels-Midland Co.	126,103	6,356
	Kroger Co.	192,127	6,052
	General Mills Inc.	127,171	5,851
	Tyson Foods Inc. Class A	65,773	4,131
	PepsiCo Inc.	36,084	4,042
	McCormick & Co. Inc.	25,727	3,213

19

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Conagra Brands Inc.	84,709	3,113
Molson Coors Brewing Co. Class B	38,975	2,601
JM Smucker Co.	24,714	2,555
Hormel Foods Corp.	61,010	2,388
Lamb Weston Holdings Inc.	33,225	2,246
Bunge Ltd.	31,619	2,055
Kellogg Co.	27,941	2,006
Pinnacle Foods Inc.	26,598	1,767
Ingredion Inc.	16,165	1,634
* US Foods Holding Corp.	45,519	1,483
* Herbalife Nutrition Ltd.	21,386	1,210
Kimberly-Clark Corp.	10,194	1,178
Casey's General Stores Inc.	8,366	955
Flowers Foods Inc.	40,257	811
Nu Skin Enterprises Inc. Class A	8,536	679
* TreeHouse Foods Inc.	12,162	634
* Post Holdings Inc.	6,332	616
* Hain Celestial Group Inc.	21,413	611
Clorox Co.	3,792	550
Campbell Soup Co.	12,352	487
Church & Dwight Co. Inc.	8,214	465
Spectrum Brands Holdings Inc.	5,202	452
Energizer Holdings Inc.	5,538	352
Hershey Co.	2,843	286
* Pilgrim's Pride Corp.	11,719	217
Seaboard Corp.	58	214
Brown-Forman Corp. Class B	48	2
Brown-Forman Corp. Class A	16	1
		206,801
Energy (10.5%)
Exxon Mobil Corp.	955,827	76,629
Chevron Corp.	429,797	50,914
Schlumberger Ltd.	312,641	19,746
ConocoPhillips	264,345	19,411
Occidental Petroleum Corp.	172,705	13,794
EOG Resources Inc.	115,610	13,669
Valero Energy Corp.	97,037	11,439
Phillips 66	94,788	11,233
Marathon Petroleum Corp.	103,293	8,500
Williams Cos. Inc.	273,945	8,106
Kinder Morgan Inc.	428,897	7,591
* Concho Resources Inc.	38,212	5,241
Devon Energy Corp.	118,112	5,071
Anadarko Petroleum Corp.	77,287	4,977
Andeavor	31,672	4,839
Marathon Oil Corp.	191,345	4,116
National Oilwell Varco Inc.	86,471	4,070
Hess Corp.	59,611	4,014
ONEOK Inc.	54,189	3,572
Apache Corp.	80,437	3,526
Noble Energy Inc.	107,803	3,204
Baker Hughes a GE Co.	93,551	3,084
EQT Corp.	59,907	3,056
Pioneer Natural Resources Co.	17,101	2,988
HollyFrontier Corp.	36,422	2,714
Targa Resources Corp.	48,545	2,673
Diamondback Energy Inc.	16,336	1,978
* WPX Energy Inc.	89,122	1,700
Cimarex Energy Co.	18,524	1,565
Helmerich & Payne Inc.	23,805	1,561
* Energen Corp.	19,654	1,524
PBF Energy Inc. Class A	26,337	1,367
* Transocean Ltd.	96,227	1,165
Murphy Oil Corp.	36,838	1,136

20

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Whiting Petroleum Corp.	20,137	1,025
* Cheniere Energy Inc.	14,338	960
* First Solar Inc.	18,402	958
Valvoline Inc.	43,979	946
* Chesapeake Energy Corp.	201,663	893
Patterson-UTI Energy Inc.	49,005	839
* Centennial Resource Development Inc. Class A	41,976	809
* Newfield Exploration Co.	29,089	794
* Apergy Corp.	17,398	787
Range Resources Corp.	47,407	778
CNX Resources Corp.	48,162	768
SM Energy Co.	24,911	750
* Continental Resources Inc.	10,184	672
Cabot Oil & Gas Corp.	26,502	632
* Weatherford International plc	227,168	550
* QEP Resources Inc.	53,050	529
* Parsley Energy Inc. Class A	17,843	495
Nabors Industries Ltd.	76,510	472
* Antero Resources Corp.	25,341	469
* Kosmos Energy Ltd.	43,164	390
* Extraction Oil & Gas Inc.	24,863	287
RPC Inc.	7,926	108
		325,084
Financial Services (28.9%)
JPMorgan Chase & Co.	764,147	87,556
* Berkshire Hathaway Inc. Class B	381,843	79,698
Bank of America Corp.	2,131,689	65,933
Wells Fargo & Co.	990,793	57,942
Citigroup Inc.	575,515	41,000
Goldman Sachs Group Inc.	79,752	18,966
US Bancorp	346,968	18,774
PNC Financial Services Group Inc.	105,928	15,205
Chubb Ltd.	104,456	14,127
Morgan Stanley	281,242	13,733
BlackRock Inc.	27,748	13,293
CME Group Inc.	69,641	12,168
Bank of New York Mellon Corp.	211,067	11,007
Capital One Financial Corp.	100,828	9,991
Prologis Inc.	141,139	9,482
Prudential Financial Inc.	94,714	9,306
American International Group Inc.	173,581	9,229
BB&T Corp.	175,685	9,076
MetLife Inc.	194,745	8,937
Aflac Inc.	172,430	7,973
Allstate Corp.	79,228	7,968
SunTrust Banks Inc.	105,045	7,727
Fidelity National Information Services Inc.	68,018	7,357
State Street Corp.	79,547	6,913
Travelers Cos. Inc.	49,142	6,467
Weyerhaeuser Co.	171,030	5,936
* Worldpay Inc. Class A	60,064	5,850
M&T Bank Corp.	32,798	5,810
Digital Realty Trust Inc.	46,408	5,768
AvalonBay Communities Inc.	31,239	5,726
Welltower Inc.	84,132	5,612
Equity Residential	81,185	5,500
American Express Co.	50,764	5,380
Marsh & McLennan Cos. Inc.	61,152	5,175
KeyCorp	237,533	5,005
Regions Financial Corp.	252,382	4,911
Ventas Inc.	79,989	4,789
Intercontinental Exchange Inc.	62,093	4,733
Boston Properties Inc.	34,903	4,553
Fifth Third Bancorp	154,070	4,534

21

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Citizens Financial Group Inc.	109,421	4,504
Willis Towers Watson plc	29,750	4,381
Hartford Financial Services Group Inc.	80,913	4,076
Huntington Bancshares Inc.	245,966	3,987
Ameriprise Financial Inc.	27,216	3,864
Realty Income Corp.	64,633	3,786
First Republic Bank	36,217	3,679
Essex Property Trust Inc.	14,882	3,665
Northern Trust Corp.	33,600	3,611
Synchrony Financial	112,309	3,557
Host Hotels & Resorts Inc.	164,510	3,542
Comerica Inc.	36,303	3,539
Principal Financial Group Inc.	64,054	3,535
* Markel Corp.	2,790	3,373
Discover Financial Services	42,344	3,308
Lincoln National Corp.	49,053	3,217
Loews Corp.	63,150	3,177
Vornado Realty Trust	38,716	2,981
Arthur J Gallagher & Co.	40,565	2,926
HCP Inc.	105,556	2,853
Annaly Capital Management Inc.	263,582	2,799
* E*TRADE Financial Corp.	46,173	2,718
Alexandria Real Estate Equities Inc.	21,079	2,705
Cincinnati Financial Corp.	34,512	2,646
Equifax Inc.	19,725	2,643
Mid-America Apartment Communities Inc.	25,468	2,637
Crown Castle International Corp.	23,069	2,631
Ally Financial Inc.	96,762	2,601
Nasdaq Inc.	26,323	2,512
UDR Inc.	59,581	2,381
Fidelity National Financial Inc.	59,294	2,378
Zions Bancorporation	43,685	2,328
Iron Mountain Inc.	63,761	2,302
Duke Realty Corp.	80,103	2,282
Franklin Resources Inc.	71,027	2,254
Regency Centers Corp.	34,105	2,252
* Arch Capital Group Ltd.	73,121	2,235
Invesco Ltd.	90,877	2,190
Federal Realty Investment Trust	16,524	2,158
XL Group Ltd.	36,510	2,095
Torchmark Corp.	23,711	2,085
Reinsurance Group of America Inc. Class A	14,481	2,069
SL Green Realty Corp.	19,158	2,000
AGNC Investment Corp.	103,034	1,960
Raymond James Financial Inc.	20,794	1,935
East West Bancorp Inc.	29,997	1,902
Camden Property Trust	19,941	1,896
Alleghany Corp.	2,928	1,850
* CBRE Group Inc. Class A	37,037	1,808
Sun Communities Inc.	17,503	1,806
American Financial Group Inc.	16,124	1,796
* Athene Holding Ltd. Class A	36,126	1,794
Macerich Co.	30,534	1,794
Affiliated Managers Group Inc.	12,160	1,776
Voya Financial Inc.	35,243	1,765
Unum Group	47,109	1,737
* VEREIT Inc.	217,782	1,703
WR Berkley Corp.	21,345	1,670
Jefferies Financial Group Inc.	69,456	1,613
Kilroy Realty Corp.	21,754	1,591
Invitation Homes Inc.	67,801	1,585
National Retail Properties Inc.	34,367	1,584
WP Carey Inc.	23,772	1,583
Kimco Realty Corp.	91,303	1,562

22

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Jones Lang LaSalle Inc.	10,181	1,553
CIT Group Inc.	28,610	1,552
Apartment Investment & Management Co.	35,045	1,535
Park Hotels & Resorts Inc.	45,429	1,520
Commerce Bancshares Inc.	21,311	1,514
CyrusOne Inc.	22,192	1,486
Brown & Brown Inc.	48,679	1,484
Douglas Emmett Inc.	37,230	1,454
Liberty Property Trust	33,098	1,448
People's United Financial Inc.	77,981	1,443
Western Union Co.	75,230	1,423
Cullen/Frost Bankers Inc.	12,826	1,422
PacWest Bancorp	28,151	1,421
Old Republic International Corp.	63,471	1,408
New Residential Investment Corp.	75,019	1,393
First Horizon National Corp.	75,466	1,390
First American Financial Corp.	24,353	1,385
American Homes 4 Rent Class A	57,963	1,345
Webster Financial Corp.	20,523	1,342
* Omega Healthcare Investors Inc.	40,391	1,335
Healthcare Trust of America Inc. Class A	45,759	1,307
American Campus Communities Inc.	30,586	1,282
VICI Properties Inc.	61,145	1,279
Starwood Property Trust Inc.	57,599	1,269
CubeSmart	41,452	1,266
Everest Re Group Ltd.	5,564	1,241
Brixmor Property Group Inc.	67,733	1,234
Medical Properties Trust Inc.	81,497	1,227
Synovus Financial Corp.	24,310	1,217
Assurant Inc.	11,742	1,207
Forest City Realty Trust Inc. Class A	47,931	1,205
Sterling Bancorp	51,940	1,187
Hanover Insurance Group Inc.	9,514	1,165
EPR Properties	16,521	1,159
New York Community Bancorp Inc.	107,000	1,152
STORE Capital Corp.	39,991	1,152
* SLM Corp.	97,625	1,144
Popular Inc.	22,619	1,139
Highwoods Properties Inc.	22,813	1,135
Prosperity Bancshares Inc.	15,069	1,128
Wintrust Financial Corp.	12,678	1,123
* Brighthouse Financial Inc.	26,919	1,117
* Bank OZK	27,053	1,095
RenaissanceRe Holdings Ltd.	8,150	1,084
Umpqua Holdings Corp.	49,853	1,067
Hospitality Properties Trust	36,535	1,059
Simon Property Group Inc.	5,683	1,040
Gaming and Leisure Properties Inc.	29,000	1,038
Associated Banc-Corp	37,979	1,035
Hudson Pacific Properties Inc.	30,369	1,028
Assured Guaranty Ltd.	24,808	1,011
Senior Housing Properties Trust	52,816	1,009
Rayonier Inc.	28,946	1,008
FNB Corp.	72,557	976
Life Storage Inc.	9,720	949
Axis Capital Holdings Ltd.	16,472	947
TCF Financial Corp.	36,982	937
BankUnited Inc.	23,356	906
* SVB Financial Group	2,745	886
First Citizens BancShares Inc. Class A	1,813	861
JBG SMITH Properties	22,966	860
Apple Hospitality REIT Inc.	48,632	858
Two Harbors Investment Corp.	54,868	857
* Equity Commonwealth	26,364	845

23

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Weingarten Realty Investors	26,819	830
Spirit Realty Capital Inc.	96,145	805
Navient Corp.	58,662	800
Chimera Investment Corp.	41,871	780
Bank of Hawaii Corp.	9,375	779
Uniti Group Inc.	37,011	771
MFA Financial Inc.	100,325	768
Paramount Group Inc.	46,547	739
BGC Partners Inc. Class A	58,489	726
AXA Equitable Holdings Inc.	30,990	711
Corporate Office Properties Trust	22,910	705
Brookfield Property REIT Inc. Class A	35,020	701
* Howard Hughes Corp.	5,233	682
Dun & Bradstreet Corp.	4,708	673
Brandywine Realty Trust	39,416	661
White Mountains Insurance Group Ltd.	696	646
Columbia Property Trust Inc.	26,429	636
Colony Capital Inc.	103,703	636
Retail Properties of America Inc.	49,200	626
Pinnacle Financial Partners Inc.	9,591	619
Outfront Media Inc.	30,784	612
Realogy Holdings Corp.	28,517	610
BOK Financial Corp.	5,818	597
Legg Mason Inc.	18,738	585
* OneMain Holdings Inc.	15,914	584
First Hawaiian Inc.	19,426	563
Aspen Insurance Holdings Ltd.	13,199	543
Empire State Realty Trust Inc.	30,219	532
* Euronet Worldwide Inc.	5,407	529
Signature Bank	4,541	526
* Western Alliance Bancorp	8,775	506
Santander Consumer USA Holdings Inc.	22,737	491
DDR Corp.	34,269	479
T. Rowe Price Group Inc.	3,725	432
* Texas Capital Bancshares Inc.	4,003	356
* CoreLogic Inc.	6,842	348
* Zillow Group Inc.	6,949	338
Extra Space Storage Inc.	3,646	336
Mercury General Corp.	6,143	331
CNA Financial Corp.	6,840	307
American National Insurance Co.	1,620	208
Cboe Global Markets Inc.	1,805	182
* Zillow Group Inc. Class A	3,576	172
TFS Financial Corp.	10,633	164
Erie Indemnity Co. Class A	1,313	162
Lamar Advertising Co. Class A	1,746	135
* Retail Value Inc.	3,426	122
Lazard Ltd. Class A	2,287	110
* Credit Acceptance Corp.	239	109
Interactive Brokers Group Inc.	1,634	102
Charles Schwab Corp.	274	14
TD Ameritrade Holding Corp.	112	7
Taubman Centers Inc.	96	6
* WEX Inc.	32	6
Federated Investors Inc. Class B	248	6
Morningstar Inc.	3	—
		894,230
Health Care (14.1%)
Johnson & Johnson	496,725	66,904
Pfizer Inc.	1,309,128	54,355
Merck & Co. Inc.	566,946	38,887
Medtronic plc	305,317	29,436
Abbott Laboratories	386,148	25,810
Thermo Fisher Scientific Inc.	85,141	20,357

24

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Anthem Inc.	57,568	15,240
Allergan plc	76,363	14,640
Danaher Corp.	139,373	14,431
Becton Dickinson and Co.	54,278	14,214
Bristol-Myers Squibb Co.	172,691	10,456
* Express Scripts Holding Co.	116,375	10,243
Aetna Inc.	46,146	9,242
Eli Lilly & Co.	83,597	8,832
Baxter International Inc.	100,436	7,469
Cigna Corp.	32,154	6,056
Zimmer Biomet Holdings Inc.	46,001	5,687
Gilead Sciences Inc.	74,331	5,629
McKesson Corp.	40,605	5,228
Agilent Technologies Inc.	72,600	4,903
* IQVIA Holdings Inc.	36,619	4,654
* Mylan NV	115,386	4,515
* Laboratory Corp. of America Holdings	21,580	3,731
Cardinal Health Inc.	69,834	3,645
Quest Diagnostics Inc.	30,488	3,353
* Cerner Corp.	39,424	2,567
* Boston Scientific Corp.	71,604	2,546
Universal Health Services Inc. Class B	19,019	2,475
* Hologic Inc.	61,106	2,430
HCA Healthcare Inc.	17,970	2,410
Cooper Cos. Inc.	9,150	2,340
* Henry Schein Inc.	29,409	2,284
PerkinElmer Inc.	24,616	2,275
Perrigo Co. plc	29,033	2,221
STERIS plc	18,796	2,151
Teleflex Inc.	8,275	2,047
Dentsply Sirona Inc.	50,231	2,005
* QIAGEN NV	50,295	1,960
Amgen Inc.	8,731	1,745
* Bio-Rad Laboratories Inc. Class A	4,753	1,546
West Pharmaceutical Services Inc.	12,702	1,487
* United Therapeutics Corp.	9,636	1,185
* Catalent Inc.	24,638	1,030
* DaVita Inc.	14,472	1,003
* Alexion Pharmaceuticals Inc.	8,193	1,001
* Envision Healthcare Corp.	21,723	985
* MEDNAX Inc.	20,752	983
* Biogen Inc.	2,474	875
* Acadia Healthcare Co. Inc.	19,280	801
* Centene Corp.	5,329	781
* Bluebird Bio Inc.	3,707	624
Humana Inc.	1,584	528
Hill-Rom Holdings Inc.	5,149	501
Bruker Corp.	13,456	479
* Charles River Laboratories International Inc.	2,958	365
* Premier Inc. Class A	7,898	349
* Molina Healthcare Inc.	2,106	291
* Alnylam Pharmaceuticals Inc.	2,318	284
* WellCare Health Plans Inc.	789	239
* Integra LifeSciences Holdings Corp.	3,617	215
* Jazz Pharmaceuticals plc	1,053	180
* Agios Pharmaceuticals Inc.	684	55
		435,160
Materials & Processing (4.3%)
DowDuPont Inc.	524,007	36,749
Air Products & Chemicals Inc.	49,448	8,223
PPG Industries Inc.	52,434	5,796
Ecolab Inc.	31,433	4,730
Freeport-McMoRan Inc.	325,671	4,576
Nucor Corp.	72,397	4,525

25

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
LyondellBasell Industries NV Class A	37,725	4,255
International Paper Co.	82,617	4,225
Newmont Mining Corp.	119,794	3,717
Ball Corp.	77,460	3,244
WestRock Co.	57,064	3,143
Eastman Chemical Co.	32,016	3,106
CF Industries Holdings Inc.	52,369	2,721
Ingersoll-Rand plc	25,564	2,589
Mosaic Co.	78,857	2,466
Albemarle Corp.	24,678	2,357
Steel Dynamics Inc.	43,043	1,968
* Alcoa Corp.	41,941	1,873
RPM International Inc.	23,648	1,596
FMC Corp.	17,912	1,531
Huntsman Corp.	49,514	1,510
AptarGroup Inc.	13,902	1,456
Acuity Brands Inc.	9,233	1,411
Owens Corning	24,602	1,393
Reliance Steel & Aluminum Co.	15,748	1,384
International Flavors & Fragrances Inc.	10,301	1,342
Celanese Corp. Class A	11,179	1,306
Sonoco Products Co.	22,065	1,236
Ashland Global Holdings Inc.	14,003	1,179
United States Steel Corp.	39,572	1,174
Olin Corp.	37,461	1,151
Praxair Inc.	6,869	1,087
Hexcel Corp.	16,151	1,068
Bemis Co. Inc.	20,328	1,002
* Axalta Coating Systems Ltd.	29,622	903
Cabot Corp.	13,619	884
Masco Corp.	22,063	838
Graphic Packaging Holding Co.	57,043	811
* USG Corp.	18,314	789
Timken Co.	15,396	749
* Berry Global Group Inc.	15,149	723
Domtar Corp.	14,023	714
Valmont Industries Inc.	4,959	696
Royal Gold Inc.	8,612	657
Sealed Air Corp.	16,270	653
* Owens-Illinois Inc.	35,861	634
* Univar Inc.	21,654	602
Scotts Miracle-Gro Co.	4,532	339
* Platform Specialty Products Corp.	24,958	331
Silgan Holdings Inc.	11,339	309
WR Grace & Co.	3,760	266
GrafTech International Ltd.	13,774	255
Watsco Inc.	1,388	243
Martin Marietta Materials Inc.	1,169	232
Vulcan Materials Co.	1,778	197
Lennox International Inc.	525	117
Eagle Materials Inc.	1,264	117
Ardagh Group SA	4,327	69
Westlake Chemical Corp.	641	61
NewMarket Corp.	150	60
Versum Materials Inc.	362	14
* Crown Holdings Inc.	144	6
Southern Copper Corp.	36	2
		133,360
Producer Durables (7.7%)
General Electric Co.	1,945,083	25,169
United Technologies Corp.	168,930	22,248
Norfolk Southern Corp.	63,640	11,063
Honeywell International Inc.	63,798	10,148
Eaton Corp. plc	98,719	8,207

26

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Johnson Controls International plc	208,713	7,883
CSX Corp.	99,852	7,405
Delta Air Lines Inc.	109,621	6,411
General Dynamics Corp.	32,232	6,234
Roper Technologies Inc.	18,558	5,537
PACCAR Inc.	77,764	5,321
Stanley Black & Decker Inc.	34,913	4,906
* United Continental Holdings Inc.	55,959	4,892
3M Co.	21,431	4,520
Rockwell Collins Inc.	31,903	4,337
Parker-Hannifin Corp.	24,491	4,301
American Airlines Group Inc.	94,478	3,824
L3 Technologies Inc.	17,579	3,757
Republic Services Inc. Class A	46,244	3,392
Textron Inc.	48,201	3,327
AMETEK Inc.	41,467	3,191
Emerson Electric Co.	41,120	3,155
Cummins Inc.	21,948	3,112
Dover Corp.	34,462	2,959
* Keysight Technologies Inc.	42,038	2,728
Kansas City Southern	22,998	2,667
* Trimble Inc.	56,189	2,366
Snap-on Inc.	12,618	2,231
Arconic Inc.	97,134	2,174
Union Pacific Corp.	14,071	2,119
Southwest Airlines Co.	34,541	2,117
Jacobs Engineering Group Inc.	28,624	2,081
* Teledyne Technologies Inc.	7,934	1,882
Alaska Air Group Inc.	27,125	1,831
Fluor Corp.	31,500	1,808
FLIR Systems Inc.	27,752	1,741
Carlisle Cos. Inc.	13,374	1,696
Pentair plc	36,146	1,572
Lockheed Martin Corp.	4,855	1,556
Flowserve Corp.	29,374	1,531
Caterpillar Inc.	10,597	1,471
Xerox Corp.	50,121	1,396
ManpowerGroup Inc.	14,729	1,381
* JetBlue Airways Corp.	71,051	1,356
Xylem Inc.	17,775	1,349
Waste Management Inc.	14,780	1,343
* HD Supply Holdings Inc.	29,417	1,341
Wabtec Corp.	12,360	1,339
Curtiss-Wright Corp.	9,212	1,234
* AECOM	35,864	1,206
Trinity Industries Inc.	33,027	1,184
Oshkosh Corp.	16,513	1,160
ITT Inc.	19,620	1,160
* Kirby Corp.	13,200	1,152
* Stericycle Inc.	18,604	1,148
Crane Co.	11,224	1,025
nVent Electric plc	36,138	1,015
Knight-Swift Transportation Holdings Inc.	29,368	1,002
* Conduent Inc.	42,751	991
Air Lease Corp. Class A	20,179	932
* Genesee & Wyoming Inc. Class A	10,585	930
* Sensata Technologies Holding plc	17,318	917
Ryder System Inc.	11,684	898
AGCO Corp.	14,952	892
Macquarie Infrastructure Corp.	17,850	840
* Quanta Services Inc.	23,855	825
Regal Beloit Corp.	9,829	823
* Clean Harbors Inc.	11,428	784
* Colfax Corp.	20,007	699

27

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
* WESCO International Inc.	10,535	644
Genpact Ltd.	21,008	644
* Middleby Corp.	5,000	608
Terex Corp.	15,296	593
Copa Holdings SA Class A	6,976	558
Hubbell Inc. Class B	3,967	501
Fortive Corp.	5,670	476
MSC Industrial Direct Co. Inc. Class A	5,524	472
* Gardner Denver Holdings Inc.	15,761	441
Huntington Ingalls Industries Inc.	1,421	347
Allegion plc	3,608	315
Schneider National Inc. Class B	8,774	237
* Waters Corp.	1,237	234
National Instruments Corp.	4,675	223
^ ADT Inc.	23,460	210
Littelfuse Inc.	900	201
* Gates Industrial Corp. plc	9,863	180
IDEX Corp.	1,035	159
Nordson Corp.	846	118
Donaldson Co. Inc.	1,951	99
Booz Allen Hamilton Holding Corp. Class A	1,632	83
Expeditors International of Washington Inc.	177	13
* XPO Logistics Inc.	112	12
WW Grainger Inc.	16	6
Spirit AeroSystems Holdings Inc. Class A	55	5
Avery Dennison Corp.	16	2
		236,573
Technology (9.1%)
Cisco Systems Inc.	1,087,719	51,960
Intel Corp.	1,052,174	50,957
Oracle Corp.	585,137	28,426
QUALCOMM Inc.	317,819	21,837
Microsoft Corp.	90,484	10,164
HP Inc.	370,724	9,138
Broadcom Inc.	39,009	8,544
International Business Machines Corp.	58,278	8,537
Analog Devices Inc.	70,080	6,927
* NXP Semiconductors NV	73,539	6,849
Corning Inc.	184,535	6,184
DXC Technology Co.	64,442	5,870
Hewlett Packard Enterprise Co.	350,754	5,798
* IHS Markit Ltd.	87,533	4,814
Western Digital Corp.	67,640	4,278
Motorola Solutions Inc.	32,300	4,146
* Dell Technologies Inc. Class V	41,675	4,008
CA Inc.	70,501	3,088
* Synopsys Inc.	30,122	3,077
* Micron Technology Inc.	56,508	2,968
Symantec Corp.	139,776	2,818
* Qorvo Inc.	28,498	2,282
Leidos Holdings Inc.	32,119	2,273
Juniper Networks Inc.	77,663	2,208
Amdocs Ltd.	32,088	2,095
Marvell Technology Group Ltd.	89,468	1,850
* Arrow Electronics Inc.	19,538	1,515
Teradyne Inc.	36,234	1,492
* Take-Two Interactive Software Inc.	10,423	1,392
* CommScope Holding Co. Inc.	43,228	1,370
Avnet Inc.	26,310	1,273
* Autodesk Inc.	7,886	1,217
Jabil Inc.	37,615	1,112
Skyworks Solutions Inc.	12,055	1,101
* Nuance Communications Inc.	66,004	1,077
Cognizant Technology Solutions Corp. Class A	13,022	1,021

28

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
* ARRIS International plc	39,191	1,015
Dolby Laboratories Inc. Class A	13,563	952
* Zynga Inc. Class A	171,759	714
* EchoStar Corp. Class A	10,727	515
Cypress Semiconductor Corp.	25,631	441
* Teradata Corp.	8,187	339
LogMeIn Inc.	3,918	337
Sabre Corp.	11,512	301
* Coherent Inc.	1,546	295
* FireEye Inc.	14,625	243
SS&C Technologies Holdings Inc.	3,194	190
* Akamai Technologies Inc.	2,457	185
* NCR Corp.	4,644	132
* Aspen Technology Inc.	855	99
* Guidewire Software Inc.	161	16
Harris Corp.	85	14
NetApp Inc.	128	11
Xilinx Inc.	49	4
* ON Semiconductor Corp.	84	2
		279,471
Utilities (9.2%)
AT&T Inc.	1,640,124	52,386
Verizon Communications Inc.	933,326	50,745
NextEra Energy Inc.	106,232	18,070
Duke Energy Corp.	158,237	12,855
Dominion Energy Inc.	146,850	10,393
Southern Co.	228,228	9,992
Exelon Corp.	217,536	9,508
American Electric Power Co. Inc.	111,501	7,998
Sempra Energy	59,679	6,928
Public Service Enterprise Group Inc.	113,971	5,966
Consolidated Edison Inc.	70,615	5,574
Xcel Energy Inc.	115,206	5,536
PG&E Corp.	116,220	5,367
WEC Energy Group Inc.	70,937	4,794
Edison International	71,890	4,725
PPL Corp.	158,583	4,716
CenturyLink Inc.	214,966	4,592
DTE Energy Co.	40,637	4,516
Eversource Energy	71,179	4,444
FirstEnergy Corp.	107,842	4,031
American Water Works Co. Inc.	40,055	3,506
Evergy Inc.	60,835	3,471
Ameren Corp.	54,636	3,455
Entergy Corp.	40,616	3,395
CMS Energy Corp.	63,261	3,115
CenterPoint Energy Inc.	96,968	2,695
NRG Energy Inc.	71,252	2,522
Atmos Energy Corp.	24,648	2,273
Alliant Energy Corp.	52,026	2,229
NiSource Inc.	81,337	2,202
* Vistra Energy Corp.	91,736	2,159
UGI Corp.	38,984	2,107
AES Corp.	148,485	1,999
Pinnacle West Capital Corp.	25,080	1,970
OGE Energy Corp.	44,863	1,652
* T-Mobile US Inc.	23,990	1,584
Aqua America Inc.	40,029	1,488
Vectren Corp.	18,680	1,330
SCANA Corp.	31,968	1,226
MDU Resources Group Inc.	43,575	1,215
National Fuel Gas Co.	18,091	1,005
* Sprint Corp.	144,648	884
Hawaiian Electric Industries Inc.	24,307	857

29

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2018

				Market
				Value
			Shares	($000)
Telephone & Data Systems Inc.			21,944	659
Avangrid Inc.			12,616	622
* United States Cellular Corp.			2,813	120
				282,876
Total Common Stocks (Cost $2,663,402)				3,085,257

	Coupon
Temporary Cash Investments (0.0%)[1]
Money Market Fund (0.0%)
2,3 Vanguard Market Liquidity Fund	2.153%		4,571	457

			Face
		Maturity	Amount
		Date	($000)
U.S. Government and Agency Obligations (0.0%)
4 United States Treasury Bill	1.934%	10/11/18	400	399
Total Temporary Cash Investments (Cost $856)				856
Total Investments (99.9%) (Cost $2,664,258)				3,086,113
Other Assets and Liabilities—Net (0.1%)[3]				3,931
Net Assets (100%)				3,090,044

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $421,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and -0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $453,000 of collateral received for securities on loan.
4 Securities with a value of $399,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

30

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)

Common Stocks (99.0%)[1]
Consumer Discretionary (18.0%)
*	Amazon.com Inc.	129,356	260,356
	Home Depot Inc.	437,946	87,926
*	Netflix Inc.	158,319	58,211
	Walt Disney Co.	405,658	45,442
	NIKE Inc. Class B	476,899	39,201
	Costco Wholesale Corp.	165,981	38,695
*	Booking Holdings Inc.	18,279	35,672
	Lowe's Cos. Inc.	313,886	34,135
	Starbucks Corp.	510,522	27,287
	TJX Cos. Inc.	238,275	26,203
*,^	Tesla Inc.	51,457	15,523
*	Charter Communications Inc. Class A	47,948	14,883
	Marriott International Inc. Class A	111,305	14,077
	Ross Stores Inc.	140,773	13,483
	Estee Lauder Cos. Inc. Class A	82,800	11,602
	Dollar General Corp.	102,221	11,012
*	O'Reilly Automotive Inc.	30,543	10,245
	McDonald's Corp.	58,016	9,412
	VF Corp.	94,469	8,703
	Hilton Worldwide Holdings Inc.	106,190	8,243
	Aptiv plc	87,373	7,690
*	AutoZone Inc.	8,883	6,812
	CBS Corp. Class B	124,907	6,623
	Expedia Group Inc.	45,681	5,961
	Wynn Resorts Ltd.	38,990	5,784
*	Lululemon Athletica Inc.	37,173	5,759
*	Ulta Beauty Inc.	21,720	5,647
	Las Vegas Sands Corp.	82,825	5,418
	Domino's Pizza Inc.	15,979	4,771
	Vail Resorts Inc.	15,202	4,531
*	Chipotle Mexican Grill Inc. Class A	9,235	4,388
*	Burlington Stores Inc.	25,283	4,252
	Tractor Supply Co.	46,286	4,086
	Omnicom Group Inc.	56,556	3,920
^	Sirius XM Holdings Inc.	487,520	3,461
	DR Horton Inc.	76,790	3,418
	Hasbro Inc.	33,973	3,374
*	NVR Inc.	1,200	3,202
*	CarMax Inc.	40,809	3,185
	Yum! Brands Inc.	35,799	3,111
*	ServiceMaster Global Holdings Inc.	51,513	3,105
	KAR Auction Services Inc.	47,782	2,995
	Lennar Corp. Class A	57,929	2,993
*	Wayfair Inc.	21,230	2,870
	Nordstrom Inc.	44,616	2,804
	Darden Restaurants Inc.	23,638	2,743
*	eBay Inc.	76,987	2,665
*	Live Nation Entertainment Inc.	52,590	2,613
*	WABCO Holdings Inc.	20,309	2,500
	Pool Corp.	15,032	2,469
	Polaris Industries Inc.	22,712	2,463
	Hanesbrands Inc.	135,980	2,385
	Dunkin' Brands Group Inc.	31,397	2,289
*	Bright Horizons Family Solutions Inc.	18,273	2,182
*	TripAdvisor Inc.	39,375	2,138
*	Grand Canyon Education Inc.	17,845	2,126
*	Michael Kors Holdings Ltd.	29,089	2,112
	Wyndham Hotels & Resorts Inc.	37,120	2,107
	Best Buy Co. Inc.	23,334	1,856
	Carter's Inc.	17,480	1,852
	Six Flags Entertainment Corp.	26,994	1,823

31

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	2U Inc.	20,401	1,823
	Gentex Corp.	70,651	1,652
	Thor Industries Inc.	15,672	1,496
	Cable One Inc.	1,614	1,352
	Advance Auto Parts Inc.	8,158	1,338
	Service Corp. International	31,421	1,318
*	Urban Outfitters Inc.	27,925	1,298
	Wendy's Co.	71,114	1,255
*	Dollar Tree Inc.	15,102	1,216
	Fortune Brands Home & Security Inc.	22,841	1,210
*	Hilton Grand Vacations Inc.	36,573	1,195
*	Under Armour Inc. Class A	54,288	1,110
	Tapestry Inc.	21,459	1,088
*	AMC Networks Inc. Class A	16,743	1,052
	Choice Hotels International Inc.	13,102	1,023
*	Under Armour Inc.	53,399	1,013
	Tiffany & Co.	8,192	1,005
	Toll Brothers Inc.	27,053	980
*,^	Tempur Sealy International Inc.	17,524	971
	PulteGroup Inc.	31,198	872
	Extended Stay America Inc.	42,911	866
*	Visteon Corp.	7,053	779
*	Skechers U.S.A. Inc. Class A	23,682	698
*	LKQ Corp.	19,489	673
*	Floor & Decor Holdings Inc. Class A	14,401	529
	MGM Resorts International	17,484	507
	Williams-Sonoma Inc.	7,128	501
	Yum China Holdings Inc.	11,760	455
*	Mattel Inc.	28,733	443
	L Brands Inc.	16,490	436
	Lear Corp.	2,624	426
	H&R Block Inc.	14,315	387
	Interpublic Group of Cos. Inc.	14,795	346
	Brunswick Corp.	3,158	210
*	Madison Square Garden Co. Class A	692	209
	Gap Inc.	5,121	155
	Columbia Sportswear Co.	1,415	128
	Lennar Corp. Class B	2,825	119
*	Michaels Cos. Inc.	6,427	109
	Lions Gate Entertainment Corp. Class B	3,471	78
	International Game Technology plc	2,076	44
	Lions Gate Entertainment Corp. Class A	554	13
			949,172
Consumer Staples (4.4%)
	PepsiCo Inc.	477,439	53,478
	Coca-Cola Co.	1,127,602	50,257
	Altria Group Inc.	719,342	42,096
	Sysco Corp.	181,008	13,543
	Kimberly-Clark Corp.	115,149	13,304
	Constellation Brands Inc. Class A	59,645	12,418
*	Monster Beverage Corp.	154,617	9,415
	Clorox Co.	42,779	6,202
	Brown-Forman Corp. Class B	107,161	5,596
	Hershey Co.	48,417	4,867
	Church & Dwight Co. Inc.	78,607	4,448
	Colgate-Palmolive Co.	60,288	4,004
	Kellogg Co.	47,057	3,378
	Campbell Soup Co.	46,253	1,825
*	Keurig Dr Pepper Inc.	68,731	1,567
*	Post Holdings Inc.	14,304	1,391
*	Sprouts Farmers Market Inc.	49,231	1,303
	Brown-Forman Corp. Class A	19,391	1,021
	Energizer Holdings Inc.	12,824	816
	Spectrum Brands Holdings Inc.	7,155	621

32

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
General Mills Inc.	11,439	526
Nu Skin Enterprises Inc. Class A	6,400	510
* Herbalife Nutrition Ltd.	7,817	442
McCormick & Co. Inc.	2,669	333
* US Foods Holding Corp.	4,791	156
Lamb Weston Holdings Inc.	1	—
		233,517
Energy (0.9%)
Halliburton Co.	331,839	13,237
Pioneer Natural Resources Co.	35,524	6,206
ONEOK Inc.	64,397	4,244
Anadarko Petroleum Corp.	65,726	4,233
* Cheniere Energy Inc.	55,159	3,692
Cabot Oil & Gas Corp.	124,584	2,969
EOG Resources Inc.	24,741	2,925
* Parsley Energy Inc. Class A	67,853	1,884
* Concho Resources Inc.	9,598	1,316
Diamondback Energy Inc.	9,709	1,176
* Continental Resources Inc.	15,936	1,051
* Antero Resources Corp.	48,633	900
* Newfield Exploration Co.	27,410	748
Apache Corp.	9,102	399
Cimarex Energy Co.	4,448	376
* Kosmos Energy Ltd.	17,296	156
RPC Inc.	7,901	108
		45,620
Financial Services (12.1%)
Visa Inc. Class A	679,163	99,762
Mastercard Inc. Class A	349,022	75,235
* PayPal Holdings Inc.	451,380	41,676
American Tower Corp.	166,600	24,843
Charles Schwab Corp.	456,450	23,183
S&P Global Inc.	95,442	19,761
Simon Property Group Inc.	107,428	19,663
American Express Co.	183,803	19,479
* Berkshire Hathaway Inc. Class B	92,555	19,318
Progressive Corp.	220,266	14,875
Crown Castle International Corp.	118,655	13,530
Aon plc	92,720	13,496
Equinix Inc.	30,108	13,131
* Fiserv Inc.	155,599	12,459
Public Storage	56,404	11,990
Moody's Corp.	63,338	11,275
T. Rowe Price Group Inc.	83,504	9,677
* Square Inc.	108,741	9,639
Intercontinental Exchange Inc.	112,350	8,564
Marsh & McLennan Cos. Inc.	89,835	7,603
Global Payments Inc.	60,454	7,531
* FleetCor Technologies Inc.	33,730	7,209
* SBA Communications Corp. Class A	43,158	6,699
Total System Services Inc.	68,213	6,626
TD Ameritrade Holding Corp.	106,794	6,255
MSCI Inc. Class A	33,387	6,018
Broadridge Financial Solutions Inc.	44,477	6,011
* First Data Corp. Class A	206,524	5,312
TransUnion	69,712	5,249
* SVB Financial Group	15,425	4,978
Discover Financial Services	60,544	4,730
Jack Henry & Associates Inc.	29,200	4,626
Alliance Data Systems Corp.	18,289	4,363
Cboe Global Markets Inc.	39,345	3,966
Extra Space Storage Inc.	40,099	3,698
FactSet Research Systems Inc.	14,376	3,298
SEI Investments Co.	50,600	3,192

33

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Synchrony Financial	100,133	3,171
Equity LifeStyle Properties Inc.	32,075	3,107
* WEX Inc.	15,635	2,974
* CBRE Group Inc. Class A	57,849	2,824
MarketAxess Holdings Inc.	13,889	2,636
Travelers Cos. Inc.	19,923	2,622
American International Group Inc.	49,098	2,611
* Fair Isaac Corp.	11,108	2,566
Northern Trust Corp.	22,057	2,370
Eaton Vance Corp.	43,753	2,307
Lamar Advertising Co. Class A	28,873	2,225
LPL Financial Holdings Inc.	33,420	2,214
CME Group Inc.	11,581	2,024
XL Group Ltd.	34,109	1,958
Lazard Ltd. Class A	40,133	1,932
* Credit Acceptance Corp.	3,910	1,786
Equifax Inc.	12,259	1,642
Wyndham Destinations Inc.	37,018	1,636
Evercore Inc. Class A	15,187	1,612
CoreSite Realty Corp.	13,808	1,608
Signature Bank	13,087	1,515
* Zillow Group Inc.	31,107	1,513
Interactive Brokers Group Inc.	24,194	1,504
Taubman Centers Inc.	22,407	1,448
Capital One Financial Corp.	14,115	1,399
Raymond James Financial Inc.	14,650	1,363
Everest Re Group Ltd.	6,041	1,347
* E*TRADE Financial Corp.	22,612	1,331
* Western Alliance Bancorp	22,405	1,292
Ameriprise Financial Inc.	8,858	1,258
Fidelity National Information Services Inc.	10,613	1,148
* Texas Capital Bancshares Inc.	11,910	1,059
Gaming and Leisure Properties Inc.	27,467	983
* CoreLogic Inc.	19,264	979
Morningstar Inc.	6,852	975
* Worldpay Inc. Class A	9,839	958
* Euronet Worldwide Inc.	9,363	916
Western Union Co.	48,072	910
Erie Indemnity Co. Class A	7,284	900
Dun & Bradstreet Corp.	6,124	875
Pinnacle Financial Partners Inc.	12,242	790
State Street Corp.	8,993	782
* Howard Hughes Corp.	5,942	775
* Zillow Group Inc. Class A	15,531	747
* Arch Capital Group Ltd.	23,268	711
* Markel Corp.	454	549
Alleghany Corp.	642	406
Alexandria Real Estate Equities Inc.	3,056	392
Comerica Inc.	3,762	367
Virtu Financial Inc. Class A	14,774	322
East West Bancorp Inc.	4,094	260
Voya Financial Inc.	4,941	247
Hudson Pacific Properties Inc.	7,200	244
* Omega Healthcare Investors Inc.	6,149	203
Axis Capital Holdings Ltd.	3,340	192
RenaissanceRe Holdings Ltd.	1,303	173
Synovus Financial Corp.	3,450	173
Brown & Brown Inc.	4,936	150
Santander Consumer USA Holdings Inc.	5,642	122
Life Storage Inc.	978	96
* OneMain Holdings Inc.	2,040	75
Colony Capital Inc.	9,896	61
		636,255

34

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Health Care (13.5%)
UnitedHealth Group Inc.	363,169	97,496
AbbVie Inc.	603,371	57,912
Amgen Inc.	236,665	47,288
Gilead Sciences Inc.	366,381	27,746
* Biogen Inc.	75,909	26,833
* Celgene Corp.	274,752	25,950
Johnson & Johnson	183,569	24,725
* Intuitive Surgical Inc.	42,685	23,904
Eli Lilly & Co.	225,469	23,821
Stryker Corp.	129,777	21,988
Bristol-Myers Squibb Co.	330,587	20,017
* Illumina Inc.	55,720	19,771
* Vertex Pharmaceuticals Inc.	96,888	17,866
Zoetis Inc.	184,024	16,673
Humana Inc.	49,605	16,531
* Boston Scientific Corp.	402,696	14,320
* Regeneron Pharmaceuticals Inc.	30,285	12,318
* Align Technology Inc.	30,119	11,641
* Edwards Lifesciences Corp.	79,796	11,510
HCA Healthcare Inc.	75,113	10,073
* Centene Corp.	68,185	9,988
Aetna Inc.	44,053	8,822
* IDEXX Laboratories Inc.	32,542	8,267
* Alexion Pharmaceuticals Inc.	67,359	8,234
Cigna Corp.	35,622	6,709
* BioMarin Pharmaceutical Inc.	66,903	6,689
* ABIOMED Inc.	15,991	6,502
ResMed Inc.	53,304	5,939
AmerisourceBergen Corp. Class A	60,706	5,462
* WellCare Health Plans Inc.	17,395	5,263
* Incyte Corp.	66,528	4,917
* DexCom Inc.	33,113	4,781
* Veeva Systems Inc. Class A	45,515	4,750
Merck & Co. Inc.	68,494	4,698
* Neurocrine Biosciences Inc.	33,877	4,165
* Nektar Therapeutics Class A	59,466	3,954
* Varian Medical Systems Inc.	34,708	3,888
* Alnylam Pharmaceuticals Inc.	29,951	3,674
* Cerner Corp.	54,037	3,518
* Jazz Pharmaceuticals plc	20,477	3,500
* Exact Sciences Corp.	45,411	3,401
* Sarepta Therapeutics Inc.	23,447	3,237
* Seattle Genetics Inc.	40,835	3,134
Encompass Health Corp.	37,356	3,048
* Sage Therapeutics Inc.	17,208	2,827
* Molina Healthcare Inc.	19,640	2,710
Bio-Techne Corp.	14,053	2,701
* Alkermes plc	58,176	2,609
Becton Dickinson and Co.	9,126	2,390
* Bluebird Bio Inc.	14,023	2,360
* athenahealth Inc.	15,266	2,349
* Insulet Corp.	22,078	2,302
* PRA Health Sciences Inc.	21,674	2,289
* Ionis Pharmaceuticals Inc.	47,680	2,178
Thermo Fisher Scientific Inc.	8,959	2,142
* Exelixis Inc.	110,602	2,078
* Masimo Corp.	17,043	2,009
Chemed Corp.	5,878	1,902
* DaVita Inc.	26,662	1,847
* ICU Medical Inc.	5,911	1,809
* Penumbra Inc.	11,579	1,608
* Charles River Laboratories International Inc.	12,814	1,583
Hill-Rom Holdings Inc.	16,227	1,578

35

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
	Baxter International Inc.	21,207	1,577
*	Express Scripts Holding Co.	17,430	1,534
*	Agios Pharmaceuticals Inc.	17,897	1,445
	Cantel Medical Corp.	13,914	1,350
*	Integra LifeSciences Holdings Corp.	21,197	1,261
	McKesson Corp.	9,671	1,245
	Teleflex Inc.	3,287	813
	West Pharmaceutical Services Inc.	6,382	747
	Cooper Cos. Inc.	2,909	744
*	Henry Schein Inc.	8,522	662
	Bruker Corp.	15,329	545
*	Catalent Inc.	12,940	541
*,^	TESARO Inc.	14,702	477
*	Envision Healthcare Corp.	8,881	403
*	Laboratory Corp. of America Holdings	2,271	393
*	Premier Inc. Class A	6,681	295
			710,226
Materials & Processing (2.0%)
	Praxair Inc.	97,616	15,442
	Sherwin-Williams Co.	31,656	14,422
	LyondellBasell Industries NV Class A	58,467	6,594
	Ecolab Inc.	43,679	6,573
	Fastenal Co.	108,927	6,357
	Vulcan Materials Co.	46,833	5,189
	Ingersoll-Rand plc	50,807	5,146
	Martin Marietta Materials Inc.	21,876	4,347
	Packaging Corp. of America	35,458	3,898
	Celanese Corp. Class A	32,641	3,813
	Masco Corp.	80,235	3,046
	Chemours Co.	67,487	2,942
	Lennox International Inc.	13,011	2,899
*	Crown Holdings Inc.	48,878	2,092
	FMC Corp.	20,634	1,763
	Watsco Inc.	9,680	1,694
	International Flavors & Fragrances Inc.	12,627	1,645
	Versum Materials Inc.	41,094	1,635
	Eagle Materials Inc.	15,689	1,449
	Southern Copper Corp.	31,164	1,360
	Sealed Air Corp.	33,410	1,340
	WR Grace & Co.	18,678	1,320
*	Armstrong World Industries Inc.	17,324	1,209
	Westlake Chemical Corp.	12,699	1,201
*	Berry Global Group Inc.	24,955	1,191
	NewMarket Corp.	2,827	1,134
*	Axalta Coating Systems Ltd.	32,508	991
	International Paper Co.	17,708	906
	Royal Gold Inc.	10,148	774
	RPM International Inc.	10,068	680
	PPG Industries Inc.	6,126	677
	Steel Dynamics Inc.	13,090	599
	Scotts Miracle-Gro Co.	7,473	558
*	Platform Specialty Products Corp.	41,934	556
	Hexcel Corp.	7,121	471
	Graphic Packaging Holding Co.	19,887	283
	Silgan Holdings Inc.	9,860	269
*	Univar Inc.	6,504	181
			106,646
Other (0.0%)[2]
*,§	Herbalife Ltd. CVR	3,325	32

Producer Durables (12.8%)
	Boeing Co.	208,710	71,544
	Accenture plc Class A	244,278	41,300
	Union Pacific Corp.	269,038	40,522

36

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
3M Co.	182,996	38,597
United Parcel Service Inc. Class B	262,399	32,244
Caterpillar Inc.	202,710	28,146
Honeywell International Inc.	175,823	27,966
Lockheed Martin Corp.	86,036	27,567
Automatic Data Processing Inc.	167,356	24,559
FedEx Corp.	94,070	22,948
Raytheon Co.	109,116	21,762
Northrop Grumman Corp.	61,458	18,345
Illinois Tool Works Inc.	128,245	17,811
Deere & Co.	122,962	17,682
Emerson Electric Co.	169,402	12,998
Waste Management Inc.	138,991	12,634
CSX Corp.	148,496	11,012
Fortive Corp.	107,208	9,003
Paychex Inc.	122,103	8,944
Southwest Airlines Co.	143,484	8,796
Rockwell Automation Inc.	47,450	8,587
General Dynamics Corp.	44,397	8,586
* Verisk Analytics Inc. Class A	60,801	7,241
Cintas Corp.	33,099	7,062
* TransDigm Group Inc.	18,376	6,432
WW Grainger Inc.	17,220	6,097
* CoStar Group Inc.	13,558	5,995
* Mettler-Toledo International Inc.	9,435	5,514
* Waters Corp.	27,370	5,186
CH Robinson Worldwide Inc.	52,395	5,034
* Copart Inc.	76,820	4,940
* United Rentals Inc.	31,655	4,934
Expeditors International of Washington Inc.	66,023	4,838
* XPO Logistics Inc.	45,125	4,806
IDEX Corp.	27,435	4,203
JB Hunt Transport Services Inc.	33,048	3,991
Old Dominion Freight Line Inc.	24,994	3,809
Spirit AeroSystems Holdings Inc. Class A	42,907	3,669
Delta Air Lines Inc.	61,278	3,584
Robert Half International Inc.	45,599	3,565
Avery Dennison Corp.	33,273	3,500
Huntington Ingalls Industries Inc.	14,172	3,465
* Zebra Technologies Corp.	20,061	3,445
AO Smith Corp.	53,975	3,135
Cummins Inc.	21,067	2,987
Graco Inc.	63,173	2,970
Xylem Inc.	37,888	2,876
Nordson Corp.	20,658	2,872
Booz Allen Hamilton Holding Corp. Class A	51,331	2,626
Allegion plc	29,733	2,593
Toro Co.	40,212	2,444
Donaldson Co. Inc.	46,110	2,333
BWX Technologies Inc.	37,619	2,307
Allison Transmission Holdings Inc.	45,651	2,267
Lincoln Electric Holdings Inc.	23,791	2,240
Rollins Inc.	36,960	2,221
HEICO Corp. Class A	28,847	2,149
Roper Technologies Inc.	7,131	2,128
* Sensata Technologies Holding plc	34,880	1,847
Landstar System Inc.	15,825	1,833
Hubbell Inc. Class B	13,979	1,766
Littelfuse Inc.	7,568	1,692
National Instruments Corp.	33,886	1,618
Parker-Hannifin Corp.	9,025	1,585
* Middleby Corp.	12,157	1,478
HEICO Corp.	14,632	1,327
AMETEK Inc.	16,578	1,276

37

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Wabtec Corp.	11,693	1,267
Rockwell Collins Inc.	8,316	1,131
Textron Inc.	16,182	1,117
* Welbilt Inc.	49,311	1,091
* HD Supply Holdings Inc.	20,966	956
MSC Industrial Direct Co. Inc. Class A	7,621	651
Genpact Ltd.	19,569	600
* Quanta Services Inc.	16,398	567
* Genesee & Wyoming Inc. Class A	4,750	417
Republic Services Inc. Class A	5,409	397
* Gardner Denver Holdings Inc.	13,137	367
FLIR Systems Inc.	4,575	287
Curtiss-Wright Corp.	1,289	173
Air Lease Corp. Class A	2,889	133
Schneider National Inc. Class B	2,954	80
		674,667
Technology (35.1%)
Apple Inc.	1,869,115	425,467
Microsoft Corp.	2,727,127	306,338
* Facebook Inc. Class A	903,567	158,784
* Alphabet Inc. Class C	115,703	140,948
* Alphabet Inc. Class A	113,504	139,814
NVIDIA Corp.	221,153	62,073
* Adobe Systems Inc.	186,804	49,225
Texas Instruments Inc.	372,237	41,839
* salesforce.com Inc.	268,152	40,941
International Business Machines Corp.	251,001	36,767
Broadcom Inc.	98,140	21,496
Activision Blizzard Inc.	286,166	20,633
Intuit Inc.	92,665	20,337
* Micron Technology Inc.	344,299	18,083
Applied Materials Inc.	399,027	17,166
Cognizant Technology Solutions Corp. Class A	200,033	15,689
* ServiceNow Inc.	66,561	13,070
* Electronic Arts Inc.	114,426	12,977
* Autodesk Inc.	70,039	10,811
Lam Research Corp.	62,329	10,789
Amphenol Corp. Class A	112,199	10,612
* Red Hat Inc.	67,325	9,946
* Twitter Inc.	269,042	9,465
NetApp Inc.	102,086	8,862
* Advanced Micro Devices Inc.	344,225	8,664
* Workday Inc. Class A	55,033	8,505
* Palo Alto Networks Inc.	33,706	7,791
Xilinx Inc.	96,940	7,545
Microchip Technology Inc.	87,538	7,531
Harris Corp.	44,952	7,305
* Splunk Inc.	54,907	7,036
KLA-Tencor Corp.	59,127	6,871
* Arista Networks Inc.	21,564	6,447
Maxim Integrated Products Inc.	105,492	6,379
* VeriSign Inc.	39,909	6,330
* ANSYS Inc.	31,593	5,876
* Citrix Systems Inc.	51,279	5,847
* IAC/InterActiveCorp	28,225	5,566
Oracle Corp.	105,768	5,138
* Gartner Inc.	33,558	5,026
* Cadence Design Systems Inc.	105,891	4,981
* GoDaddy Inc. Class A	60,726	4,947
* GrubHub Inc.	34,196	4,928
CDW Corp.	56,158	4,917
Skyworks Solutions Inc.	48,821	4,457
* Akamai Technologies Inc.	58,967	4,431
* Fortinet Inc.	52,715	4,415

38

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	F5 Networks Inc.	23,177	4,383
*	PTC Inc.	43,376	4,335
	SS&C Technologies Holdings Inc.	72,796	4,320
*	VMware Inc. Class A	26,168	4,011
*	Tyler Technologies Inc.	14,360	3,546
*	Ultimate Software Group Inc.	11,307	3,501
*	ON Semiconductor Corp.	160,549	3,426
*	Take-Two Interactive Software Inc.	25,379	3,390
	Cognex Corp.	62,670	3,372
*	Atlassian Corp. plc Class A	34,723	3,125
	CDK Global Inc.	49,906	3,110
*	Guidewire Software Inc.	30,238	3,041
*	Aspen Technology Inc.	25,563	2,949
*	Paycom Software Inc.	18,767	2,911
*	Black Knight Inc.	53,824	2,874
*	Tableau Software Inc. Class A	25,676	2,872
*	EPAM Systems Inc.	19,232	2,749
*	Zendesk Inc.	38,841	2,676
*	IPG Photonics Corp.	13,690	2,402
*	RingCentral Inc. Class A	25,135	2,341
	Monolithic Power Systems Inc.	15,378	2,305
*	Nutanix Inc.	40,244	2,267
*	Proofpoint Inc.	19,015	2,256
*	Twilio Inc. Class A	27,067	2,183
	Analog Devices Inc.	22,082	2,183
	Sabre Corp.	78,340	2,045
*	Okta Inc.	32,404	2,004
	Universal Display Corp.	16,038	1,963
	MKS Instruments Inc.	20,461	1,901
*	Pure Storage Inc. Class A	62,173	1,669
*	RealPage Inc.	26,545	1,656
	Cypress Semiconductor Corp.	93,469	1,609
*	Manhattan Associates Inc.	25,456	1,476
*	Teradata Corp.	32,396	1,343
*	Coherent Inc.	6,708	1,279
	Marvell Technology Group Ltd.	56,043	1,159
	LogMeIn Inc.	12,850	1,104
*	NCR Corp.	36,658	1,041
*,^	Match Group Inc.	19,530	977
	Pegasystems Inc.	14,219	906
	Motorola Solutions Inc.	6,929	889
*	FireEye Inc.	47,277	785
^	Ubiquiti Networks Inc.	7,270	652
*	NXP Semiconductors NV	6,904	643
*,^	DocuSign Inc.	9,466	591
*	Synopsys Inc.	5,260	537
*	Dell Technologies Inc. Class V	5,493	528
	Teradyne Inc.	11,561	476
	Ceridian HCM Holding Inc.	8,923	344
	Switch Inc.	13,492	156
			1,847,326
Utilities (0.2%)
*	T-Mobile US Inc.	76,050	5,022
*	Zayo Group Holdings Inc.	75,347	2,612
	Verizon Communications Inc.	1	—

			7,634
Total Common Stocks (Cost $3,542,732)			5,211,095

39

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2018

				Market
				Value
	Coupon		Shares	($000)
Temporary Cash Investments (1.1%)[1]
Money Market Fund (1.1%)
3,4 Vanguard Market Liquidity Fund	2.153%		584,403	58,452

			Face
		Maturity	Amount
		Date	($000)
U.S. Government and Agency Obligations (0.0%)
5 United States Treasury Bill	1.934%—1.962%	10/11/18	630	629
Total Temporary Cash Investments (Cost $59,074)				59,081
Total Investments (100.1%) (Cost $3,601,806)				5,270,176
Other Assets and Liabilities—Net (-0.1%)[4,5]				(5,973)
Net Assets (100%)				5,264,203

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $9,594,000.
§ Security value determined using significant unobservable inputs.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and swap contracts. After giving effect to futures and swap investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and
0.1%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $10,185,000 of collateral received for securities on loan.
5 Securities with a value of $299,000 and cash of $30,000 have been segregated as collateral for open futures contracts.
CVR—Contingent Value Rights.

40

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41

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All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA18480 102018

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)

Common Stocks (100.0%)[1]
Consumer Discretionary (14.9%)
*	Five Below Inc.	63,777	7,428
*	Etsy Inc.	139,455	6,790
	Texas Roadhouse Inc. Class A	79,155	5,458
*	Planet Fitness Inc. Class A	103,236	5,303
*	Trade Desk Inc. Class A	36,767	5,216
*	Ollie's Bargain Outlet Holdings Inc.	58,029	5,054
*	Stamps.com Inc.	20,254	5,032
	American Eagle Outfitters Inc.	188,251	4,887
*	Deckers Outdoor Corp.	37,219	4,535
	Signet Jewelers Ltd.	68,888	4,423
	World Wrestling Entertainment Inc. Class A	49,262	4,306
	Nexstar Media Group Inc. Class A	52,220	4,282
	Wolverine World Wide Inc.	107,775	4,223
*	SiteOne Landscape Supply Inc.	46,619	4,213
	ILG Inc.	123,375	4,211
	Aaron's Inc.	82,152	4,085
*	Chegg Inc.	124,231	4,023
	Steven Madden Ltd.	67,802	3,943
	Churchill Downs Inc.	13,742	3,883
*	Helen of Troy Ltd.	31,231	3,715
*	Eldorado Resorts Inc.	76,846	3,692
*	Cimpress NV	25,703	3,598
*	RH	22,507	3,579
	New York Times Co. Class A	153,339	3,573
	Boyd Gaming Corp.	96,095	3,500
*	Penn National Gaming Inc.	99,840	3,440
	Strategic Education Inc.	24,363	3,381
*	Weight Watchers International Inc.	44,980	3,369
	Cracker Barrel Old Country Store Inc.	22,460	3,349
	Dana Inc.	170,875	3,344
*	Adtalem Global Education Inc.	69,842	3,342
	Jack in the Box Inc.	34,400	3,118
*	Murphy USA Inc.	36,268	3,009
	Roku Inc.	50,588	3,009
*	Shutterfly Inc.	38,582	2,997
	Marriott Vacations Worldwide Corp.	25,057	2,982
	TEGNA Inc.	253,025	2,945
*	Liberty Expedia Holdings Inc. Class A	63,470	2,929
*	Cooper-Standard Holdings Inc.	20,975	2,904
	Bed Bath & Beyond Inc.	156,687	2,811
*	Fox Factory Holding Corp.	42,132	2,783
*,^	Pandora Media Inc.	298,926	2,762
	Travelport Worldwide Ltd.	146,462	2,720
*	Dave & Buster's Entertainment Inc.	46,440	2,701
	DSW Inc. Class A	80,147	2,666
*	Liberty Latin America Ltd.	135,647	2,663
	Cheesecake Factory Inc.	49,970	2,657
	LCI Industries	28,520	2,651
	Red Rock Resorts Inc. Class A	81,133	2,648
	Monro Inc.	37,167	2,637
	Children's Place Inc.	18,680	2,629
*	TRI Pointe Group Inc.	176,461	2,557
*	Taylor Morrison Home Corp. Class A	130,681	2,543
	Tenneco Inc.	59,359	2,540
*	Dorman Products Inc.	31,361	2,540
	National Vision Holdings Inc.	56,650	2,507
	Callaway Golf Co.	109,585	2,500
	KB Home	100,270	2,492
*	Avis Budget Group Inc.	80,023	2,489
*	Cavco Industries Inc.	9,988	2,451
	Sinclair Broadcast Group Inc. Class A	84,012	2,432

1

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
	Lithia Motors Inc. Class A	27,603	2,385
	Meredith Corp.	45,967	2,374
*	G-III Apparel Group Ltd.	50,727	2,307
*	American Axle & Manufacturing Holdings Inc.	130,080	2,304
*	Cars.com Inc.	84,638	2,278
	Wingstop Inc.	33,980	2,275
	Brinker International Inc.	51,195	2,267
	PriceSmart Inc.	25,812	2,242
*	Sally Beauty Holdings Inc.	142,918	2,201
	Office Depot Inc.	647,827	2,170
*	Carvana Co. Class A	33,231	2,151
*	Meritor Inc.	98,359	2,130
*	Gentherm Inc.	42,908	2,111
	Big Lots Inc.	48,960	2,108
*	Pinnacle Entertainment Inc.	61,013	2,089
*	Sotheby's	43,446	2,086
	Caleres Inc.	49,255	1,994
*	Meritage Homes Corp.	45,291	1,954
	Tupperware Brands Corp.	60,013	1,952
*	Scientific Games Corp.	64,208	1,945
	Bloomin' Brands Inc.	98,047	1,892
	Matthews International Corp. Class A	36,434	1,891
*	SeaWorld Entertainment Inc.	64,175	1,882
	Group 1 Automotive Inc.	23,589	1,818
	Oxford Industries Inc.	19,509	1,816
	La-Z-Boy Inc.	54,411	1,809
	BJ's Restaurants Inc.	23,886	1,808
*	Asbury Automotive Group Inc.	23,856	1,777
*	Belmond Ltd. Class A	104,381	1,748
*	Shake Shack Inc. Class A	28,848	1,744
	Abercrombie & Fitch Co.	79,437	1,721
	Cooper Tire & Rubber Co.	59,454	1,715
*	MSG Networks Inc.	70,139	1,704
	MDC Holdings Inc.	52,940	1,678
	Guess? Inc.	67,167	1,646
*	Crocs Inc.	79,122	1,635
*	Gray Television Inc.	93,648	1,634
	Dine Brands Global Inc.	19,540	1,630
	GameStop Corp. Class A	117,307	1,557
*	Central Garden & Pet Co. Class A	41,819	1,519
*	IMAX Corp.	64,354	1,512
*	Instructure Inc.	36,463	1,493
	Sonic Corp.	41,496	1,488
*	Fitbit Inc. Class A	241,928	1,456
	Viad Corp.	23,631	1,456
*	Sleep Number Corp.	42,579	1,435
*	American Woodmark Corp.	16,551	1,406
*	Quotient Technology Inc.	93,622	1,400
	Scholastic Corp.	32,763	1,377
	Tailored Brands Inc.	58,244	1,371
	Chico's FAS Inc.	149,605	1,364
	Gannett Co. Inc.	132,320	1,360
*	Liberty TripAdvisor Holdings Inc. Class A	85,209	1,351
	Winnebago Industries Inc.	36,091	1,334
	Inter Parfums Inc.	20,406	1,332
	Sturm Ruger & Co. Inc.	19,722	1,291
	Nutrisystem Inc.	34,368	1,272
	Standard Motor Products Inc.	24,868	1,263
*	Career Education Corp.	79,141	1,262
*,^	LGI Homes Inc.	21,758	1,253
	International Speedway Corp. Class A	28,380	1,253
*	Vista Outdoor Inc.	66,522	1,229
	Papa John's International Inc.	26,356	1,215
	Shutterstock Inc.	22,083	1,215

2

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	Fossil Group Inc.	53,230	1,207
	Entercom Communications Corp. Class A	149,100	1,170
*	Genesco Inc.	22,794	1,159
	AMC Entertainment Holdings Inc. Class A	60,532	1,153
*	Malibu Boats Inc. Class A	23,810	1,148
*	Hertz Global Holdings Inc.	64,417	1,134
	New Media Investment Group Inc.	69,360	1,103
*	Denny's Corp.	72,880	1,098
^	Dillard's Inc. Class A	13,874	1,090
	Acushnet Holdings Corp.	40,182	1,087
*	At Home Group Inc.	31,115	1,071
*	Liberty Media Corp-Liberty Braves Class C	40,230	1,069
	Ruth's Hospitality Group Inc.	33,954	1,046
	HealthStream Inc.	32,586	1,034
*	Express Inc.	86,586	971
*	Stoneridge Inc.	32,304	967
*	Hudson Ltd. Class A	46,740	963
*	Laureate Education Inc. Class A	59,304	947
*	Liberty Latin America Ltd. Class A	47,914	944
*	Conn's Inc.	22,897	939
*	Ascena Retail Group Inc.	204,077	935
	Marcus Corp.	22,141	899
*	Regis Corp.	41,181	881
*	American Outdoor Brands Corp.	62,477	877
*	Century Communities Inc.	29,927	875
	Buckle Inc.	33,848	872
*	M/I Homes Inc.	32,680	847
*,^	GoPro Inc. Class A	131,980	846
*	XO Group Inc.	28,099	845
	National CineMedia Inc.	91,080	829
*	Fiesta Restaurant Group Inc.	28,027	806
^	Camping World Holdings Inc. Class A	38,339	794
	EW Scripps Co. Class A	53,891	791
*	Houghton Mifflin Harcourt Co.	122,037	787
	Movado Group Inc.	18,362	782
	Tower International Inc.	23,089	780
*	Rent-A-Center Inc.	51,692	762
	National Presto Industries Inc.	5,739	761
*	K12 Inc.	45,031	746
*	William Lyon Homes Class A	37,101	726
*	Universal Electronics Inc.	16,334	706
*,^	Overstock.com Inc.	24,149	705
*	Zumiez Inc.	21,649	674
*	Boot Barn Holdings Inc.	22,514	674
*	American Public Education Inc.	19,012	661
*	QuinStreet Inc.	43,547	661
*,^	JC Penney Co. Inc.	365,878	648
	Ethan Allen Interiors Inc.	29,022	646
*	Carrols Restaurant Group Inc.	40,490	640
	Superior Industries International Inc.	28,770	624
*	Red Robin Gourmet Burgers Inc.	15,108	624
*	Monarch Casino & Resort Inc.	13,137	618
*	Party City Holdco Inc.	40,117	616
*	Golden Entertainment Inc.	21,184	615
	Sonic Automotive Inc. Class A	28,450	612
*	Motorcar Parts of America Inc.	22,277	591
*	MCBC Holdings Inc.	21,355	589
*	America's Car-Mart Inc.	6,985	583
*	Chuy's Holdings Inc.	19,983	578
	Hooker Furniture Corp.	13,752	578
*	Lumber Liquidators Holdings Inc.	33,080	577
	Johnson Outdoors Inc. Class A	5,651	572
*	MarineMax Inc.	25,056	564
	Cato Corp. Class A	26,025	558

3

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
	Shoe Carnival Inc.	12,328	548
*	ZAGG Inc.	31,811	515
*	Nautilus Inc.	34,511	506
	Haverty Furniture Cos. Inc.	22,093	488
*	Central Garden & Pet Co.	11,946	474
*	Beazer Homes USA Inc.	36,189	464
*	Del Taco Restaurants Inc.	35,773	462
	Citi Trends Inc.	14,704	455
*	Hibbett Sports Inc.	22,067	453
	Emerald Expositions Events Inc.	28,695	448
*	Care.com Inc.	22,564	438
*	Drive Shack Inc.	70,324	436
	Winmark Corp.	2,896	432
*,^	Eros International plc	36,620	414
*,^	WideOpenWest Inc.	35,432	413
*	Perry Ellis International Inc.	14,936	411
	Carriage Services Inc. Class A	17,421	397
*	Central European Media Enterprises Ltd. Class A	104,291	396
	Entravision Communications Corp. Class A	75,198	395
*	Habit Restaurants Inc. Class A	23,760	393
	Tilly's Inc. Class A	16,591	390
*	Vera Bradley Inc.	26,531	389
*	1-800-Flowers.com Inc. Class A	31,279	377
*	Lindblad Expeditions Holdings Inc.	24,524	372
*	Rosetta Stone Inc.	23,094	365
*	Potbelly Corp.	26,893	364
	Barnes & Noble Inc.	69,252	364
*	elf Beauty Inc.	25,981	361
	Tile Shop Holdings Inc.	46,623	357
*	Liberty Media Corp-Liberty Braves Class A	12,769	341
	RCI Hospitality Holdings Inc.	10,503	341
*	tronc Inc.	20,050	331
*	MDC Partners Inc. Class A	67,521	327
*	Lands' End Inc.	12,254	315
*	Reading International Inc. Class A	19,440	313
*	Funko Inc. Class A	12,295	312
*,^	Daily Journal Corp.	1,296	309
	Flexsteel Industries Inc.	8,525	304
*,^	Zoe's Kitchen Inc.	22,116	303
*	Bojangles' Inc.	20,317	297
*	El Pollo Loco Holdings Inc.	24,819	295
	Nathan's Famous Inc.	3,322	295
*	Green Brick Partners Inc.	28,196	295
	Bassett Furniture Industries Inc.	12,534	293
*	Franklin Covey Co.	11,287	289
*	Hemisphere Media Group Inc. Class A	20,516	281
*	Duluth Holdings Inc.	9,410	272
*	Barnes & Noble Education Inc.	44,758	268
*	Francesca's Holdings Corp.	40,413	254
*	Red Lion Hotels Corp.	18,508	253
	Clarus Corp.	24,227	251
*	Century Casinos Inc.	31,254	250
	Weyco Group Inc.	7,017	249
*	Sportsman's Warehouse Holdings Inc.	43,276	247
	Rocky Brands Inc.	8,014	242
	Speedway Motorsports Inc.	13,233	237
	Skyline Champion Corp.	8,108	234
*	Gaia Inc. Class A	13,174	231
*	Cambium Learning Group Inc.	17,227	230
*	Del Frisco's Restaurant Group Inc.	23,526	222
*	Hovnanian Enterprises Inc. Class A	140,195	219
*	Container Store Group Inc.	18,165	205
*,^	Revlon Inc. Class A	9,280	202
*	Biglari Holdings Inc. Class B	1,007	199

4

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
	Clear Channel Outdoor Holdings Inc. Class A	42,844	195
	Superior Group of Cos. Inc.	10,101	191
*	J Alexander's Holdings Inc.	14,647	182
*	Noodles & Co. Class A	14,507	178
	Escalade Inc.	13,218	176
	Marine Products Corp.	8,938	175
*,^	Vuzix Corp.	26,884	175
	Hamilton Beach Brands Holding Co. Class A	7,345	170
	Pier 1 Imports Inc.	91,966	169
*	Kirkland's Inc.	18,448	168
	Saga Communications Inc. Class A	4,393	167
^	Bluegreen Vacations Corp.	8,777	164
	Lifetime Brands Inc.	13,202	154
*	Town Sports International Holdings Inc.	16,538	151
*,^	Boston Omaha Corp. Class A	5,768	150
*	New York & Co. Inc.	32,848	149
	Big 5 Sporting Goods Corp.	23,440	134
*	New Home Co. Inc.	15,037	132
	BJ's Wholesale Club Holdings Inc.	4,452	131
*	Cardlytics Inc.	6,402	130
*	Biglari Holdings Inc.	129	124
*	J. Jill Inc.	18,951	114
	Fluent Inc.	40,883	98
*,^	Eastman Kodak Co.	19,990	65
*,^	Sears Holdings Corp.	46,159	62
*	Empire Resorts Inc.	4,482	56
	Beasley Broadcast Group Inc. Class A	6,432	49
*	Purple Innovation Inc.	5,605	31
	LiveXLive Media Inc.	5,504	28
			403,090
Consumer Staples (2.4%)
*	Performance Food Group Co.	118,752	3,931
*	Edgewell Personal Care Co.	62,959	3,555
	Lancaster Colony Corp.	22,043	3,445
	Medifast Inc.	13,640	3,120
*	Boston Beer Co. Inc. Class A	9,810	2,974
	WD-40 Co.	15,921	2,825
	J&J Snack Foods Corp.	17,561	2,555
	Sanderson Farms Inc.	23,786	2,516
	B&G Foods Inc.	76,549	2,446
*	United Natural Foods Inc.	58,931	2,093
	Calavo Growers Inc.	18,539	1,962
*	USANA Health Sciences Inc.	14,826	1,956
	Core-Mark Holding Co. Inc.	53,449	1,912
	Cal-Maine Foods Inc.	36,357	1,798
	Vector Group Ltd.	113,875	1,768
	Universal Corp.	28,928	1,730
*,^	Rite Aid Corp.	1,231,128	1,687
*,^	National Beverage Corp.	13,752	1,621
*	SUPERVALU Inc.	44,433	1,435
*	Diplomat Pharmacy Inc.	66,119	1,366
*	Hostess Brands Inc. Class A	114,958	1,352
	Fresh Del Monte Produce Inc.	35,428	1,326
	Andersons Inc.	31,613	1,291
*	Simply Good Foods Co.	70,267	1,265
	MGP Ingredients Inc.	15,562	1,200
*	Freshpet Inc.	30,577	1,136
	Coca-Cola Bottling Co. Consolidated	5,451	924
	SpartanNash Co.	41,395	884
	PetMed Express Inc.	23,227	852
	Dean Foods Co.	106,219	809
*	Chefs' Warehouse Inc.	25,128	739
	John B Sanfilippo & Son Inc.	9,904	724
*	Primo Water Corp.	31,524	630

5

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
	Ingles Markets Inc. Class A	16,363	588
	Tootsie Roll Industries Inc.	18,889	544
	Weis Markets Inc.	11,065	515
	Limoneira Co.	14,250	440
*,^	22nd Century Group Inc.	135,577	367
*	Farmer Brothers Co.	11,849	344
	Turning Point Brands Inc.	9,231	311
*,^	GNC Holdings Inc. Class A	94,952	294
*	Craft Brew Alliance Inc.	14,966	284
	Village Super Market Inc. Class A	9,670	282
*	Seneca Foods Corp. Class A	8,102	262
*,^	Cadiz Inc.	25,493	245
	Natural Health Trends Corp.	8,501	225
*	Natural Grocers by Vitamin Cottage Inc.	10,366	201
*	Smart & Final Stores Inc.	26,899	188
*	Alliance One International Inc.	9,602	170
	Alico Inc.	4,032	130
*	Castle Brands Inc.	110,411	127
*,^	Celsius Holdings Inc.	25,643	117
*	Nature's Sunshine Products Inc.	9,913	89
			65,550
Energy (4.6%)
	Delek US Holdings Inc.	97,490	5,313
*	Oasis Petroleum Inc.	314,580	4,234
*	PDC Energy Inc.	77,280	4,072
	McDermott International Inc.	209,288	4,048
	Peabody Energy Corp.	94,212	3,892
*	Southwestern Energy Co.	687,956	3,866
*	Matador Resources Co.	115,548	3,783
*	Oceaneering International Inc.	115,464	3,264
*	Callon Petroleum Co.	262,246	2,963
*	Denbury Resources Inc.	512,610	2,855
	Golar LNG Ltd.	110,420	2,822
*	SRC Energy Inc.	282,074	2,626
*	Gulfport Energy Corp.	203,517	2,393
*	Oil States International Inc.	69,495	2,352
*	Dril-Quip Inc.	44,340	2,335
	SemGroup Corp. Class A	92,067	2,228
*	Carrizo Oil & Gas Inc.	91,311	2,212
*	California Resources Corp.	52,848	2,195
	World Fuel Services Corp.	78,216	2,192
*	NOW Inc.	125,970	2,165
*	Rowan Cos. plc Class A	148,452	2,084
	Arch Coal Inc. Class A	22,431	1,989
	Archrock Inc.	148,468	1,878
*	Noble Corp. plc	288,713	1,761
	Ocean Rig UDW Inc.	63,894	1,730
*	Superior Energy Services Inc.	179,228	1,613
*	Unit Corp.	61,312	1,612
*	C&J Energy Services Inc.	75,249	1,577
*	Helix Energy Solutions Group Inc.	164,969	1,544
*	Laredo Petroleum Inc.	181,162	1,502
*	Cactus Inc. Class A	43,140	1,475
*,^	Sunrun Inc.	111,226	1,459
*	CONSOL Energy Inc.	32,936	1,413
*,^	Diamond Offshore Drilling Inc.	75,391	1,313
*	Penn Virginia Corp.	14,532	1,293
*	ProPetro Holding Corp.	82,337	1,253
*	Renewable Energy Group Inc.	43,418	1,170
*	Forum Energy Technologies Inc.	94,655	1,131
*	Newpark Resources Inc.	102,155	1,073
*	Exterran Corp.	37,626	1,031
	Warrior Met Coal Inc.	42,343	1,018
*	Jagged Peak Energy Inc.	75,511	998

6

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
	TerraForm Power Inc. Class A	85,150	952
*,^	Tellurian Inc.	95,311	922
*	SunCoke Energy Inc.	76,577	855
*,^	Resolute Energy Corp.	25,379	837
	Green Plains Inc.	46,458	825
*	Talos Energy Inc.	23,431	809
*	Ring Energy Inc.	67,561	797
*	Keane Group Inc.	63,915	785
*	Frank's International NV	86,075	760
*	Par Pacific Holdings Inc.	36,842	748
*	W&T Offshore Inc.	108,459	734
*	Select Energy Services Inc. Class A	53,477	730
*,^	Halcon Resources Corp.	158,220	725
*	HighPoint Resources Corp.	126,593	698
^	CVR Energy Inc.	18,315	697
*	Bonanza Creek Energy Inc.	22,308	692
*	WildHorse Resource Development Corp.	31,726	690
*	TETRA Technologies Inc.	141,531	650
*	Matrix Service Co.	30,730	642
*	SandRidge Energy Inc.	36,427	578
*	REX American Resources Corp.	6,586	531
*	Alta Mesa Resources Inc.	111,168	527
*	Solaris Oilfield Infrastructure Inc. Class A	30,185	520
*,^	Enphase Energy Inc.	100,904	493
*,^	SunPower Corp. Class A	71,871	483
*	TPI Composites Inc.	16,946	475
*	Clean Energy Fuels Corp.	159,386	438
*	Northern Oil and Gas Inc.	125,736	434
*	Abraxas Petroleum Corp.	184,456	415
*	Covia Holdings Corp.	36,220	410
*	SEACOR Marine Holdings Inc.	18,809	385
*	Energy XXI Gulf Coast Inc.	38,846	352
*	Liberty Oilfield Services Inc. Class A	17,537	344
	Panhandle Oil and Gas Inc. Class A	18,102	338
*	Trecora Resources	24,024	336
*	Natural Gas Services Group Inc.	14,835	328
*	Ameresco Inc. Class A	22,051	316
	Evolution Petroleum Corp.	29,739	299
	FTS International Inc.	26,328	290
*	Pioneer Energy Services Corp.	88,185	282
*	Era Group Inc.	23,527	281
*	Nine Energy Service Inc.	9,148	274
	Mammoth Energy Services Inc.	9,912	272
*,^	Lilis Energy Inc.	51,176	272
*	RigNet Inc.	16,438	268
*	SilverBow Resources Inc.	8,262	255
*	Ultra Petroleum Corp.	187,149	245
*,^	Sanchez Energy Corp.	87,460	230
*	ION Geophysical Corp.	12,535	225
*	Infrastructure and Energy Alternatives Inc.	21,106	224
*	Midstates Petroleum Co. Inc.	17,991	209
*	CARBO Ceramics Inc.	23,813	206
*	Cloud Peak Energy Inc.	86,006	203
*	Basic Energy Services Inc.	21,910	194
*	Vivint Solar Inc.	36,526	192
*	NCS Multistage Holdings Inc.	11,664	190
*	Earthstone Energy Inc. Class A	21,970	184
*	Independence Contract Drilling Inc.	41,255	180
*	Key Energy Services Inc.	12,125	162
*	Flotek Industries Inc.	62,255	155
*,^	Eclipse Resources Corp.	104,444	149
*	Dawson Geophysical Co.	23,687	147
*	Goodrich Petroleum Corp.	9,634	135
*,^	Smart Sand Inc.	25,956	129

7

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
	Hallador Energy Co.	20,146	123
	Adams Resources & Energy Inc.	2,553	117
*,^	Zion Oil & Gas Inc.	60,861	113
*,^	Approach Resources Inc.	51,157	111
*,^	FuelCell Energy Inc.	92,603	108
*	Isramco Inc.	809	94
*	EP Energy Corp. Class A	48,257	85
*	Profire Energy Inc.	26,716	76
*	Ramaco Resources Inc.	7,732	62
*	NextDecade Corp.	8,466	58
	Quintana Energy Services Inc.	7,126	56
*	Berry Petroleum Corp.	1,415	23
*	Nuverra Environmental Solutions Inc.	1,458	17
*	Rosehill Resources Inc.	1,796	14
	Noble Energy Inc.	8	—
			122,887
Financial Services (24.9%)
	Primerica Inc.	51,076	6,244
	IBERIABANK Corp.	65,523	5,678
*	MGIC Investment Corp.	432,992	5,508
	Radian Group Inc.	252,204	5,127
	Gramercy Property Trust	187,295	5,123
	Hancock Whitney Corp.	99,306	5,119
	Kemper Corp.	61,557	5,008
	Sabra Health Care REIT Inc.	207,447	4,892
*	Essent Group Ltd.	112,100	4,861
*	Green Dot Corp. Class A	55,663	4,769
	Chemical Financial Corp.	83,219	4,753
	First Industrial Realty Trust Inc.	145,383	4,719
	MB Financial Inc.	96,883	4,695
	United Bankshares Inc.	118,064	4,652
	Ryman Hospitality Properties Inc.	52,195	4,631
	Cousins Properties Inc.	490,747	4,588
	First Financial Bankshares Inc.	75,825	4,580
	LaSalle Hotel Properties	129,341	4,541
	Valley National Bancorp	376,593	4,538
	Glacier Bancorp Inc.	99,057	4,525
	Stifel Financial Corp.	80,984	4,525
	Healthcare Realty Trust Inc.	144,705	4,480
	RLJ Lodging Trust	202,866	4,445
	Sunstone Hotel Investors Inc.	263,226	4,417
	Home BancShares Inc.	185,952	4,353
	Selective Insurance Group Inc.	67,771	4,351
	FirstCash Inc.	51,882	4,218
	CNO Financial Group Inc.	195,047	4,215
	Blackstone Mortgage Trust Inc. Class A	119,527	4,071
	UMB Financial Corp.	52,916	3,981
	EastGroup Properties Inc.	40,138	3,904
	BancorpSouth Bank	111,572	3,883
	American Equity Investment Life Holding Co.	104,535	3,877
	Community Bank System Inc.	58,581	3,874
	Cathay General Bancorp	90,142	3,813
	Investors Bancorp Inc.	292,482	3,744
	Physicians Realty Trust	213,028	3,726
	National Health Investors Inc.	46,946	3,720
	Education Realty Trust Inc.	88,792	3,674
	Fulton Financial Corp.	201,085	3,660
	Columbia Banking System Inc.	85,259	3,602
	GEO Group Inc.	141,721	3,595
	CoreCivic Inc.	138,637	3,589
	Old National Bancorp	176,231	3,577
	RLI Corp.	45,807	3,526
	South State Corp.	42,634	3,515
	First Financial Bancorp	111,336	3,496

8

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
	PotlatchDeltic Corp.	71,869	3,471
	Bank of NT Butterfield & Son Ltd.	63,699	3,366
	Washington Federal Inc.	98,570	3,361
	Simmons First National Corp. Class A	105,519	3,334
	STAG Industrial Inc.	113,993	3,291
	First Midwest Bancorp Inc.	119,739	3,254
	Union Bankshares Corp.	76,491	3,182
	Kennedy-Wilson Holdings Inc.	146,386	3,140
	Pebblebrook Hotel Trust	79,527	3,071
	Rexford Industrial Realty Inc.	94,019	3,056
	Xenia Hotels & Resorts Inc.	125,424	3,043
	PS Business Parks Inc.	23,233	3,030
	International Bancshares Corp.	64,313	3,013
	Great Western Bancorp Inc.	69,022	3,005
	WesBanco Inc.	60,859	3,003
*	Enstar Group Ltd.	14,063	3,002
	ProAssurance Corp.	61,996	2,997
	Moelis & Co. Class A	51,312	2,979
	Piedmont Office Realty Trust Inc. Class A	149,226	2,961
	CenterState Bank Corp.	96,429	2,953
	Urban Edge Properties	127,665	2,918
	CVB Financial Corp.	120,691	2,903
	Washington REIT	91,782	2,897
	Independent Bank Corp.	31,711	2,889
	Apollo Commercial Real Estate Finance Inc.	143,973	2,797
	Trustmark Corp.	78,734	2,793
	DiamondRock Hospitality Co.	233,547	2,793
	First Merchants Corp.	57,552	2,769
	United Community Banks Inc.	91,265	2,769
*	Genworth Financial Inc. Class A	588,249	2,735
	QTS Realty Trust Inc. Class A	59,482	2,720
	Acadia Realty Trust	93,899	2,678
	Hope Bancorp Inc.	151,276	2,649
	Federated Investors Inc. Class B	113,253	2,623
	Renasant Corp.	56,053	2,617
	Tanger Factory Outlet Centers Inc.	107,240	2,580
	LegacyTexas Financial Group Inc.	55,644	2,575
*	BofI Holding Inc.	68,976	2,569
*	FCB Financial Holdings Inc. Class A	49,473	2,563
	Retail Opportunity Investments Corp.	129,546	2,557
	Towne Bank	76,769	2,503
	Terreno Realty Corp.	64,180	2,465
	Argo Group International Holdings Ltd.	37,785	2,407
	Banner Corp.	37,352	2,403
	Lexington Realty Trust	251,735	2,351
	ServisFirst Bancshares Inc.	54,291	2,340
	Ameris Bancorp	46,470	2,307
	Mack-Cali Realty Corp.	105,527	2,305
*,^	LendingTree Inc.	9,054	2,294
	Chesapeake Lodging Trust	69,307	2,281
	Horace Mann Educators Corp.	48,025	2,224
*	First BanCorp	249,757	2,185
	LTC Properties Inc.	45,950	2,134
	Invesco Mortgage Capital Inc.	130,968	2,126
*	Pacific Premier Bancorp Inc.	53,181	2,103
	Heartland Financial USA Inc.	34,256	2,083
	Northwest Bancshares Inc.	111,411	2,030
	NBT Bancorp Inc.	49,784	2,015
	Agree Realty Corp.	35,142	2,006
*	Eagle Bancorp Inc.	37,205	2,003
	Berkshire Hills Bancorp Inc.	47,405	2,003
	HFF Inc. Class A	43,910	1,994
	Capitol Federal Financial Inc.	150,081	1,983
	Cadence BanCorp Class A	69,657	1,968

9

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
	Colony Credit Real Estate Inc.	97,977	1,967
	National General Holdings Corp.	72,028	1,967
	Government Properties Income Trust	115,487	1,953
	First Commonwealth Financial Corp.	116,218	1,947
	Four Corners Property Trust Inc.	72,176	1,944
	Seritage Growth Properties Class A	37,740	1,943
	Westamerica Bancorporation	30,191	1,933
*	PRA Group Inc.	52,235	1,909
	AmTrust Financial Services Inc.	129,658	1,885
	S&T Bancorp Inc.	40,272	1,879
	Alexander & Baldwin Inc.	79,827	1,874
	Waddell & Reed Financial Inc. Class A	93,226	1,866
	Artisan Partners Asset Management Inc. Class A	56,188	1,863
	Provident Financial Services Inc.	72,239	1,823
	American Assets Trust Inc.	45,124	1,782
	First Interstate BancSystem Inc. Class A	38,267	1,777
	Hilltop Holdings Inc.	85,597	1,776
	Ladder Capital Corp. Class A	101,823	1,769
	Walker & Dunlop Inc.	32,361	1,764
	Park National Corp.	15,695	1,729
	Employers Holdings Inc.	37,666	1,727
	WSFS Financial Corp.	35,246	1,720
	Global Net Lease Inc.	79,242	1,719
*,^	Redfin Corp.	86,726	1,718
	EVERTEC Inc.	71,388	1,717
	Independent Bank Group Inc.	24,716	1,712
*	Seacoast Banking Corp. of Florida	53,746	1,699
	Navigators Group Inc.	24,274	1,699
	Washington Prime Group Inc.	217,765	1,685
	Kite Realty Group Trust	95,986	1,678
	Brookline Bancorp Inc.	92,268	1,675
	National Storage Affiliates Trust	58,908	1,671
	Summit Hotel Properties Inc.	121,321	1,666
	Safety Insurance Group Inc.	17,175	1,661
	Universal Insurance Holdings Inc.	37,064	1,653
	Houlihan Lokey Inc. Class A	34,841	1,639
	First Busey Corp.	50,904	1,631
*	Cardtronics plc Class A	46,327	1,626
	CareTrust REIT Inc.	87,819	1,620
	OceanFirst Financial Corp.	55,269	1,614
	Sandy Spring Bancorp Inc.	40,461	1,578
*	NMI Holdings Inc. Class A	72,805	1,573
	Kearny Financial Corp.	113,767	1,559
*	Cannae Holdings Inc.	79,527	1,546
	Monmouth Real Estate Investment Corp.	88,581	1,540
	Americold Realty Trust	61,558	1,533
	Select Income REIT	74,188	1,525
	Tompkins Financial Corp.	17,295	1,520
	Enterprise Financial Services Corp.	26,506	1,492
	Redwood Trust Inc.	87,412	1,484
*	FGL Holdings	165,463	1,441
	Heritage Financial Corp.	39,593	1,437
	State Bank Financial Corp.	44,068	1,436
	City Holding Co.	17,630	1,429
	First Bancorp	34,008	1,419
	AMERISAFE Inc.	22,235	1,419
	Boston Private Financial Holdings Inc.	97,888	1,414
	Beneficial Bancorp Inc.	79,917	1,407
	Lakeland Financial Corp.	28,330	1,396
	PennyMac Mortgage Investment Trust	69,720	1,393
	Kinsale Capital Group Inc.	22,888	1,391
	Southside Bancshares Inc.	38,924	1,386
	PJT Partners Inc.	23,420	1,356
	National Bank Holdings Corp. Class A	33,725	1,354

10

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
	BancFirst Corp.	21,141	1,349
*	LendingClub Corp.	370,795	1,339
	Tier REIT Inc.	55,989	1,335
	Piper Jaffray Cos.	17,219	1,326
*	Enova International Inc.	39,024	1,296
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	59,708	1,287
	Ramco-Gershenson Properties Trust	92,168	1,287
*	Third Point Reinsurance Ltd.	94,054	1,260
	James River Group Holdings Ltd.	30,520	1,250
	Nelnet Inc. Class A	21,593	1,245
	Stewart Information Services Corp.	27,282	1,222
	United Fire Group Inc.	24,590	1,218
	BrightSphere Investment Group plc	95,949	1,218
*	Triumph Bancorp Inc.	27,949	1,186
*	Encore Capital Group Inc.	30,248	1,172
	TriCo Bancshares	29,587	1,150
	Bryn Mawr Bank Corp.	23,491	1,146
	ARMOUR Residential REIT Inc.	48,423	1,139
*	Flagstar Bancorp Inc.	34,447	1,138
	Chatham Lodging Trust	53,052	1,138
	Universal Health Realty Income Trust	14,860	1,133
	WisdomTree Investments Inc.	137,461	1,130
*	Ambac Financial Group Inc.	52,806	1,116
	Getty Realty Corp.	37,471	1,091
	Cohen & Steers Inc.	26,155	1,087
	InfraREIT Inc.	51,988	1,086
*,^	Trupanion Inc.	28,208	1,077
	Easterly Government Properties Inc.	53,124	1,076
	Washington Trust Bancorp Inc.	17,843	1,071
*,^	MBIA Inc.	103,786	1,066
	Independence Realty Trust Inc.	102,624	1,060
	CoBiz Financial Inc.	45,332	1,045
	United Financial Bancorp Inc.	58,762	1,044
	Virtus Investment Partners Inc.	8,076	1,042
	1st Source Corp.	18,580	1,040
	Franklin Street Properties Corp.	120,702	1,034
	RE/MAX Holdings Inc. Class A	20,961	1,032
	Lakeland Bancorp Inc.	53,114	1,025
	Banc of California Inc.	50,021	1,008
	Meridian Bancorp Inc.	56,261	1,007
	TrustCo Bank Corp. NY	108,498	1,004
	MTGE Investment Corp.	50,853	997
*	INTL. FCStone Inc.	17,861	996
	Cass Information Systems Inc.	13,891	994
	Preferred Bank	16,200	992
	Hersha Hospitality Trust Class A	41,902	989
	CorePoint Lodging Inc.	47,420	989
	Stock Yards Bancorp Inc.	25,533	988
*,^	Columbia Financial Inc.	58,219	986
	Hanmi Financial Corp.	37,733	985
	Granite Point Mortgage Trust Inc.	49,876	955
	Meta Financial Group Inc.	10,986	951
	Univest Corp. of Pennsylvania	33,345	950
	FBL Financial Group Inc. Class A	11,612	945
	Central Pacific Financial Corp.	33,071	937
	Carolina Financial Corp.	22,765	937
	Guaranty Bancorp	29,623	926
	German American Bancorp Inc.	24,397	917
	Capstead Mortgage Corp.	108,174	909
	Community Trust Bancorp Inc.	18,320	905
	Live Oak Bancshares Inc.	29,637	897
	Alexander's Inc.	2,478	894
	CBL & Associates Properties Inc.	199,957	892
	Horizon Bancorp Inc.	43,028	879

11

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
ConnectOne Bancorp Inc.	35,603	878
National Western Life Group Inc. Class A	2,657	866
* HomeStreet Inc.	29,331	864
Midland States Bancorp Inc.	24,842	855
Hamilton Lane Inc. Class A	17,395	849
iStar Inc.	75,805	848
^ New York Mortgage Trust Inc.	132,488	848
Camden National Corp.	18,486	846
* World Acceptance Corp.	7,108	843
* Customers Bancorp Inc.	34,069	841
Investment Technology Group Inc.	38,412	840
Armada Hoffler Properties Inc.	53,656	836
* Marcus & Millichap Inc.	22,914	834
Pennsylvania REIT	81,391	830
OFG Bancorp	51,133	828
* Veritex Holdings Inc.	26,958	825
Preferred Apartment Communities Inc. Class A	46,250	824
* Donnelley Financial Solutions Inc.	39,234	820
Flushing Financial Corp.	31,509	817
Northfield Bancorp Inc.	49,718	809
Federal Agricultural Mortgage Corp.	10,438	804
Saul Centers Inc.	13,376	803
Urstadt Biddle Properties Inc. Class A	35,140	799
CBTX Inc.	21,758	796
RMR Group Inc. Class A	8,332	787
Investors Real Estate Trust	143,253	781
Origin Bancorp Inc.	19,253	780
Arbor Realty Trust Inc.	63,137	774
* TriState Capital Holdings Inc.	25,835	769
* National Commerce Corp.	17,311	762
NorthStar Realty Europe Corp.	55,358	760
Oritani Financial Corp.	46,677	756
TPG RE Finance Trust Inc.	36,519	754
Great Southern Bancorp Inc.	12,657	751
* St. Joe Co.	43,468	748
Banco Latinoamericano de Comercio Exterior SA	36,167	748
First Defiance Financial Corp.	23,130	740
Heritage Commerce Corp.	46,348	734
CatchMark Timber Trust Inc. Class A	58,392	732
Peoples Bancorp Inc.	20,263	727
* Health Insurance Innovations Inc. Class A	13,513	715
Peapack Gladstone Financial Corp.	21,325	712
Diamond Hill Investment Group Inc.	3,810	711
First Financial Corp.	13,781	709
Front Yard Residential Corp.	57,312	700
Bank of Marin Bancorp	7,933	699
Bridge Bancorp Inc.	19,737	691
Greenhill & Co. Inc.	25,099	690
Gladstone Commercial Corp.	34,224	681
Dime Community Bancshares Inc.	37,422	679
* Everi Holdings Inc.	77,311	670
FB Financial Corp.	15,222	669
Mercantile Bank Corp.	18,658	661
QCR Holdings Inc.	15,179	660
People's Utah Bancorp	18,239	659
Ashford Hospitality Trust Inc.	100,903	655
First Community Bancshares Inc.	19,499	655
* EZCORP Inc. Class A	58,302	647
Opus Bank	22,810	647
* eHealth Inc.	21,866	638
First of Long Island Corp.	29,199	637
Independent Bank Corp.	25,372	633
Fidelity Southern Corp.	26,023	632
NexPoint Residential Trust Inc.	19,561	632

12

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	Equity Bancshares Inc. Class A	15,526	630
*	First Foundation Inc.	38,899	629
	Green Bancorp Inc.	26,059	625
	AG Mortgage Investment Trust Inc.	33,189	624
	Community Healthcare Trust Inc.	20,087	623
*	Allegiance Bancshares Inc.	13,986	623
	State Auto Financial Corp.	19,814	622
	Old Line Bancshares Inc.	18,146	621
	Blue Hills Bancorp Inc.	26,592	612
	UMH Properties Inc.	37,871	604
	United Community Financial Corp.	57,911	599
	Whitestone REIT	43,792	597
	First Bancshares Inc.	14,388	591
*	Bancorp Inc.	58,395	586
*	HomeTrust Bancshares Inc.	20,237	583
	Financial Institutions Inc.	17,927	579
	Industrial Logistics Properties Trust	23,956	577
*	Franklin Financial Network Inc.	14,827	573
*	Ocwen Financial Corp.	136,540	571
	BBX Capital Corp. Class A	76,645	569
	First Mid-Illinois Bancshares Inc.	13,754	565
	Westwood Holdings Group Inc.	9,650	555
	B. Riley Financial Inc.	23,995	549
	Anworth Mortgage Asset Corp.	112,467	549
*	WMIH Corp.	362,854	548
	New Senior Investment Group Inc.	86,308	547
*	Tejon Ranch Co.	24,506	545
	CNB Financial Corp.	17,670	545
	Republic Bancorp Inc. Class A	11,185	544
*	Atlantic Capital Bancshares Inc.	29,635	541
*	Spirit MTA REIT	50,215	538
*	FRP Holdings Inc.	8,238	538
	Arrow Financial Corp.	13,645	537
	Western Asset Mortgage Capital Corp.	48,165	536
*	Nicolet Bankshares Inc.	9,582	530
	City Office REIT Inc.	40,756	526
	Old Second Bancorp Inc.	33,526	518
	First Connecticut Bancorp Inc.	16,236	515
	CorEnergy Infrastructure Trust Inc.	13,710	513
	Bar Harbor Bankshares	17,421	513
	Merchants Bancorp	19,256	503
	Waterstone Financial Inc.	29,737	503
	United Insurance Holdings Corp.	23,988	500
*,^	Cowen Inc. Class A	32,582	495
	One Liberty Properties Inc.	17,110	493
*	On Deck Capital Inc.	59,404	488
^	Orchid Island Capital Inc.	61,232	486
	PennyMac Financial Services Inc. Class A	22,960	486
*,^	Citizens Inc. Class A	57,586	484
	Sierra Bancorp	16,293	483
	Access National Corp.	17,383	472
	Farmers & Merchants Bancorp Inc.	10,365	471
	RBB Bancorp	16,322	468
	Farmers National Banc Corp.	29,296	464
	Cedar Realty Trust Inc.	103,206	461
	West Bancorporation Inc.	18,684	451
	Ares Commercial Real Estate Corp.	30,806	450
*	Greenlight Capital Re Ltd. Class A	34,832	448
	MidWestOne Financial Group Inc.	13,159	441
*	Byline Bancorp Inc.	18,871	431
	Ladenburg Thalmann Financial Services Inc.	122,610	423
	Home Bancorp Inc.	9,239	423
*	Altisource Portfolio Solutions SA	11,579	419
	Exantas Capital Corp.	35,104	416

13

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Southern National Bancorp of Virginia Inc.	23,599	414
Enterprise Bancorp Inc.	11,318	407
Dynex Capital Inc.	63,168	405
Cambridge Bancorp	4,459	399
American National Bankshares Inc.	9,689	399
* Republic First Bancorp Inc.	50,744	396
KKR Real Estate Finance Trust Inc.	18,556	393
PCSB Financial Corp.	19,139	393
Braemar Hotels & Resorts Inc.	33,876	391
Citizens & Northern Corp.	13,797	386
Global Indemnity Ltd.	9,801	386
Macatawa Bank Corp.	30,620	382
Peoples Financial Services Corp.	7,972	367
* Regional Management Corp.	10,831	361
National Bankshares Inc.	7,835	360
Northrim BanCorp Inc.	8,023	357
Sutherland Asset Management Corp.	20,818	357
FedNat Holding Co.	13,537	356
Charter Financial Corp.	14,215	354
Oppenheimer Holdings Inc. Class A	11,311	353
First Bancorp Inc.	12,030	352
MedEquities Realty Trust Inc.	32,887	352
Newmark Group Inc. Class A	27,210	350
* HarborOne Bancorp Inc.	17,660	348
* Goosehead Insurance Inc. Class A	11,219	348
Heritage Insurance Holdings Inc.	23,315	342
HCI Group Inc.	8,431	341
^ Innovative Industrial Properties Inc.	7,508	341
Reliant Bancorp Inc.	12,214	336
Western New England Bancorp Inc.	31,064	331
* Southern First Bancshares Inc.	7,947	331
* BSB Bancorp Inc.	9,924	330
Arlington Asset Investment Corp. Class A	32,472	330
Capital City Bank Group Inc.	13,437	329
Hingham Institution for Savings	1,518	329
Summit Financial Group Inc.	12,943	326
Southern Missouri Bancorp Inc.	8,048	322
* SmartFinancial Inc.	13,015	320
Codorus Valley Bancorp Inc.	10,138	317
* Forestar Group Inc.	12,187	313
* Metropolitan Bank Holding Corp.	7,590	313
Jernigan Capital Inc.	15,422	309
Investors Title Co.	1,588	308
* Baycom Corp.	11,730	307
Ames National Corp.	10,118	306
Maiden Holdings Ltd.	79,587	302
First Internet Bancorp	9,571	301
* AV Homes Inc.	13,965	300
PICO Holdings Inc.	24,360	291
Consolidated-Tomoka Land Co.	4,593	288
^ Business First Bancshares Inc.	11,081	287
Central Valley Community Bancorp	13,252	286
Investar Holding Corp.	10,410	286
Guaranty Bancshares Inc.	9,021	284
Civista Bancshares Inc.	11,745	280
ACNB Corp.	7,778	278
* Curo Group Holdings Corp.	8,945	276
Cherry Hill Mortgage Investment Corp.	14,766	275
Premier Financial Bancorp Inc.	14,065	274
Shore Bancshares Inc.	14,569	274
EMC Insurance Group Inc.	10,643	273
Bluerock Residential Growth REIT Inc. Class A	27,609	273
First Bank	19,068	273
MidSouth Bancorp Inc.	17,706	272

14

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Territorial Bancorp Inc.	9,040	270
^ Farmland Partners Inc.	37,714	266
* Howard Bancorp Inc.	15,144	264
Timberland Bancorp Inc.	7,427	264
Norwood Financial Corp.	6,721	264
Evans Bancorp Inc.	5,507	262
MutualFirst Financial Inc.	6,888	262
Protective Insurance Corp. Class B	11,067	260
BankFinancial Corp.	16,147	258
Great Ajax Corp.	18,678	255
BCB Bancorp Inc.	16,967	252
Penns Woods Bancorp Inc.	5,522	250
Riverview Bancorp Inc.	24,941	246
C&F Financial Corp.	3,941	246
Union Bankshares Inc.	4,666	245
Sterling Bancorp Inc.	19,659	241
Century Bancorp Inc. Class A	3,330	237
Bank of Commerce Holdings	18,169	234
* MoneyGram International Inc.	35,882	234
* Safeguard Scientifics Inc.	22,646	233
SB One Bancorp	8,323	231
Orrstown Financial Services Inc.	8,861	231
GAIN Capital Holdings Inc.	31,273	230
MBT Financial Corp.	20,859	228
* Community Bankers Trust Corp.	25,199	228
Bankwell Financial Group Inc.	7,233	228
* Bank of Princeton	6,725	221
Unity Bancorp Inc.	9,050	221
* Elevate Credit Inc.	23,575	221
* Entegra Financial Corp.	7,997	220
First Business Financial Services Inc.	9,760	216
* Stratus Properties Inc.	7,108	216
FS Bancorp Inc.	3,649	213
Tiptree Inc.	32,430	211
Global Medical REIT Inc.	22,008	211
Clipper Realty Inc.	17,129	209
First Community Corp.	8,218	207
Ohio Valley Banc Corp.	4,867	205
Kingstone Cos. Inc.	10,894	202
Gladstone Land Corp.	14,617	200
LCNB Corp.	10,635	198
^ Fidelity D&D Bancorp Inc.	3,279	195
Luther Burbank Corp.	17,012	194
* First Northwest Bancorp	11,496	192
Independence Holding Co.	5,439	192
Parke Bancorp Inc.	8,304	191
Northeast Bancorp	8,740	191
* Pacific Mercantile Bancorp	18,685	189
* NI Holdings Inc.	11,156	188
First Choice Bancorp	6,893	187
Prudential Bancorp Inc.	10,158	187
Community Financial Corp.	5,582	186
* Malvern Bancorp Inc.	7,454	183
Pzena Investment Management Inc. Class A	20,161	183
1st Constitution Bancorp	8,645	183
SI Financial Group Inc.	13,091	181
* Esquire Financial Holdings Inc.	6,957	181
MVB Financial Corp.	9,618	175
ESSA Bancorp Inc.	10,865	175
Peoples Bancorp of North Carolina Inc.	5,724	175
Middlefield Banc Corp.	3,486	173
Oak Valley Bancorp	8,245	173
United Security Bancshares	15,547	173
CB Financial Services Inc.	5,349	172

15

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	PDL Community Bancorp	11,473	170
*	Hallmark Financial Services Inc.	15,066	169
	First Financial Northwest Inc.	9,667	169
*	OP Bancorp	13,872	168
	First Savings Financial Group Inc.	2,359	168
	Mid Penn Bancorp Inc.	5,429	165
*	Select Bancorp Inc.	12,861	165
	Chemung Financial Corp.	3,744	157
	First United Corp.	7,705	155
	Capstar Financial Holdings Inc.	8,853	155
	Donegal Group Inc. Class A	10,666	154
	Silvercrest Asset Management Group Inc. Class A	9,556	151
*	Provident Bancorp Inc.	5,263	149
	Safety Income & Growth Inc.	8,785	145
	First Guaranty Bancshares Inc.	5,787	145
	County Bancorp Inc.	5,775	144
	GAMCO Investors Inc. Class A	5,292	137
*,^	Siebert Financial Corp.	8,452	134
*	Trinity Place Holdings Inc.	21,684	132
*	GreenSky Inc. Class A	6,278	127
	Auburn National Bancorporation Inc.	2,638	122
	Greene County Bancorp Inc.	3,455	121
	BRT Apartments Corp.	9,241	119
	Associated Capital Group Inc. Class A	3,106	116
	Crawford & Co. Class B	13,307	116
*	Maui Land & Pineapple Co. Inc.	7,916	101
*	Focus Financial Partners Inc. Class A	2,232	94
*	Essential Properties Realty Trust Inc.	6,270	89
*	Impac Mortgage Holdings Inc.	11,947	89
*	Ashford Inc.	873	80
*	Bridgewater Bancshares Inc.	5,480	70
*	Transcontinental Realty Investors Inc.	2,103	64
*	Spirit of Texas Bancshares Inc.	2,343	51
	Level One Bancorp Inc.	1,794	50
*	American Realty Investors Inc.	2,723	46
*	Evo Payments Inc. Class A	1,472	35
	Value Line Inc.	1,405	34
	Oconee Federal Financial Corp.	1,253	33
	Griffin Industrial Realty Inc.	771	31
	Coastal Financial Corp.	427	7
			670,187
Health Care (16.0%)
*	LivaNova plc	56,815	7,133
*	Haemonetics Corp.	62,689	6,999
*	Ligand Pharmaceuticals Inc.	24,410	6,339
*,^	Teladoc Health Inc.	77,943	6,044
*	HealthEquity Inc.	63,176	5,952
*	Medidata Solutions Inc.	67,828	5,764
*	Neogen Corp.	58,610	5,477
*	Inogen Inc.	20,574	5,450
*	FibroGen Inc.	87,156	5,330
*	Loxo Oncology Inc.	30,963	5,232
*	Ultragenyx Pharmaceutical Inc.	54,907	4,652
*	Endo International plc	261,586	4,486
*	Globus Medical Inc.	83,556	4,451
*	NuVasive Inc.	59,976	4,210
*	Wright Medical Group NV	145,156	4,207
*	Amedisys Inc.	33,374	4,172
*,^	Immunomedics Inc.	153,739	4,114
*	Horizon Pharma plc	192,861	4,077
*	Avanos Medical Inc.	54,703	3,944
*	Myriad Genetics Inc.	76,555	3,812
*	Novocure Ltd.	83,760	3,773
*	Array BioPharma Inc.	238,168	3,708

16

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	Blueprint Medicines Corp.	48,257	3,700
*	Syneos Health Inc.	72,375	3,608
*	LHC Group Inc.	35,995	3,561
*	Merit Medical Systems Inc.	57,214	3,367
*	Mallinckrodt plc	96,032	3,309
*	Tenet Healthcare Corp.	97,577	3,290
*	Emergent BioSolutions Inc.	52,076	3,229
*	AMN Healthcare Services Inc.	55,014	3,207
*	Medicines Co.	80,391	3,184
*	HMS Holdings Corp.	98,651	3,162
*	Omnicell Inc.	45,417	3,122
*	Ironwood Pharmaceuticals Inc. Class A	162,063	3,118
*	Allscripts Healthcare Solutions Inc.	210,912	3,081
*	Amicus Therapeutics Inc.	221,297	2,983
*	Quidel Corp.	38,268	2,942
*	Integer Holdings Corp.	36,251	2,896
*	Heron Therapeutics Inc.	74,553	2,874
*	Intercept Pharmaceuticals Inc.	25,573	2,859
*	Global Blood Therapeutics Inc.	58,299	2,854
*	Halozyme Therapeutics Inc.	145,915	2,686
*	LifePoint Health Inc.	41,489	2,672
*,^	Glaukos Corp.	38,485	2,631
*	Cambrex Corp.	38,443	2,591
*	iRhythm Technologies Inc.	27,742	2,582
*	Aerie Pharmaceuticals Inc.	41,547	2,549
*	Supernus Pharmaceuticals Inc.	57,141	2,531
*	Repligen Corp.	45,807	2,514
*	Select Medical Holdings Corp.	126,642	2,507
*	Spectrum Pharmaceuticals Inc.	115,540	2,488
*	Acceleron Pharma Inc.	45,346	2,450
*	Prestige Consumer Healthcare Inc.	62,262	2,397
	Tandem Diabetes Care Inc.	52,095	2,380
*	Momenta Pharmaceuticals Inc.	89,597	2,374
	CONMED Corp.	29,393	2,364
*	REGENXBIO Inc.	33,349	2,349
*	Amneal Pharmaceuticals Inc.	101,474	2,344
*	BioTelemetry Inc.	37,875	2,341
*	Zogenix Inc.	48,247	2,330
*	STAAR Surgical Co.	48,582	2,317
*	Nevro Corp.	33,975	2,291
*	Portola Pharmaceuticals Inc.	76,085	2,271
*	Xencor Inc.	54,123	2,262
*,^	Spark Therapeutics Inc.	36,638	2,257
*	Arena Pharmaceuticals Inc.	58,051	2,255
	Ensign Group Inc.	57,414	2,243
*,^	OPKO Health Inc.	375,560	2,223
*	PTC Therapeutics Inc.	52,886	2,207
*	MyoKardia Inc.	35,638	2,197
*	Pacira Pharmaceuticals Inc.	46,557	2,195
*	NxStage Medical Inc.	76,691	2,173
*	Brookdale Senior Living Inc.	218,405	2,167
*	Sangamo Therapeutics Inc.	118,698	2,166
	Patterson Cos. Inc.	95,540	2,154
*	Magellan Health Inc.	28,739	2,112
*	Clovis Oncology Inc.	55,718	1,992
*	Atara Biotherapeutics Inc.	47,640	1,951
*	AnaptysBio Inc.	21,711	1,924
	US Physical Therapy Inc.	14,497	1,816
*	Insmed Inc.	89,618	1,786
*	Enanta Pharmaceuticals Inc.	19,590	1,781
*	Tabula Rasa HealthCare Inc.	20,305	1,780
*	Editas Medicine Inc.	53,164	1,745
*	Akorn Inc.	109,428	1,717
*	Corcept Therapeutics Inc.	114,200	1,715

17

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	AxoGen Inc.	39,048	1,712
*	Iovance Biotherapeutics Inc.	96,154	1,702
*	ACADIA Pharmaceuticals Inc.	115,236	1,639
*	Madrigal Pharmaceuticals Inc.	6,797	1,626
*	Tivity Health Inc.	46,613	1,603
*	Reata Pharmaceuticals Inc. Class A	18,536	1,601
*	ImmunoGen Inc.	149,354	1,522
*	Arrowhead Pharmaceuticals Inc.	101,996	1,505
*	Endocyte Inc.	76,203	1,503
*	Puma Biotechnology Inc.	33,919	1,491
*	Retrophin Inc.	47,030	1,490
*	Quality Systems Inc.	64,587	1,478
*	Acorda Therapeutics Inc.	51,098	1,472
*	Genomic Health Inc.	24,050	1,471
*,^	Theravance Biopharma Inc.	50,272	1,456
*	Cardiovascular Systems Inc.	37,786	1,456
*	G1 Therapeutics Inc.	23,922	1,452
*	CryoLife Inc.	41,631	1,445
*	Aimmune Therapeutics Inc.	50,880	1,420
*	Natus Medical Inc.	37,523	1,400
*	Omeros Corp.	53,903	1,395
*	Varex Imaging Corp.	44,354	1,393
*	Tactile Systems Technology Inc.	20,313	1,375
*	Audentes Therapeutics Inc.	37,530	1,366
	Luminex Corp.	48,326	1,363
*	AtriCure Inc.	39,007	1,348
*,^	Esperion Therapeutics Inc.	26,865	1,330
*	K2M Group Holdings Inc.	47,838	1,308
*,^	TherapeuticsMD Inc.	195,744	1,268
*,^	Intrexon Corp.	81,626	1,255
*	Alder Biopharmaceuticals Inc.	68,490	1,240
*,^	Intellia Therapeutics Inc.	39,084	1,209
	Owens & Minor Inc.	71,063	1,207
*	Biohaven Pharmaceutical Holding Co. Ltd.	31,833	1,205
*	Mirati Therapeutics Inc.	21,290	1,204
*	R1 RCM Inc.	119,923	1,196
*	Medpace Holdings Inc.	19,986	1,195
*	Surmodics Inc.	15,085	1,188
*	Karyopharm Therapeutics Inc.	56,356	1,186
*	Cerus Corp.	150,431	1,170
*	Innoviva Inc.	80,284	1,166
*	Intra-Cellular Therapies Inc.	52,695	1,156
*	Vanda Pharmaceuticals Inc.	59,704	1,154
*	OraSure Technologies Inc.	69,978	1,120
*	Invitae Corp.	74,357	1,101
*	Coherus Biosciences Inc.	54,534	1,099
	Phibro Animal Health Corp. Class A	23,199	1,095
*	WaVe Life Sciences Ltd.	20,537	1,095
*	Orthofix Medical Inc.	20,340	1,089
	Atrion Corp.	1,657	1,085
	National HealthCare Corp.	14,025	1,081
*,^	Geron Corp.	185,654	1,064
*	Revance Therapeutics Inc.	38,604	1,058
*,^	TransEnterix Inc.	181,905	1,055
*	Codexis Inc.	59,829	1,029
*	MacroGenics Inc.	47,014	1,028
*	Intersect ENT Inc.	34,459	1,010
*	CytomX Therapeutics Inc.	44,850	1,009
*,^	Dynavax Technologies Corp.	72,541	1,005
*	AMAG Pharmaceuticals Inc.	39,919	974
*	Radius Health Inc.	47,048	968
*	Natera Inc.	34,701	959
*	AngioDynamics Inc.	42,276	948
*	Cymabay Therapeutics Inc.	68,535	934

18

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	CareDx Inc.	37,660	915
*	NeoGenomics Inc.	65,250	904
*,^	Flexion Therapeutics Inc.	39,044	894
*	Providence Service Corp.	13,102	880
*	TG Therapeutics Inc.	68,836	874
*	Eagle Pharmaceuticals Inc.	12,109	837
	Apellis Pharmaceuticals Inc.	42,705	827
*	Heska Corp.	7,709	825
*	BioCryst Pharmaceuticals Inc.	114,503	820
*	Dicerna Pharmaceuticals Inc.	51,710	820
*,^	Athenex Inc.	48,936	804
*	Assembly Biosciences Inc.	19,738	790
*	Amphastar Pharmaceuticals Inc.	41,464	787
	Meridian Bioscience Inc.	47,925	752
*,^	Accelerate Diagnostics Inc.	30,353	747
*	Fate Therapeutics Inc.	57,728	744
*	Epizyme Inc.	60,885	718
*	Prothena Corp. plc	46,698	711
*	Pacific Biosciences of California Inc.	141,805	708
*	Novavax Inc.	443,606	692
*	Anika Therapeutics Inc.	16,710	692
*	Lantheus Holdings Inc.	42,929	691
	LeMaitre Vascular Inc.	18,229	684
*	Sientra Inc.	26,987	678
*	Progenics Pharmaceuticals Inc.	86,267	675
*	ArQule Inc.	101,104	670
*	Viking Therapeutics Inc.	50,719	663
*	Rigel Pharmaceuticals Inc.	191,772	654
*,^	MiMedx Group Inc.	120,625	639
*	RadNet Inc.	45,928	636
*	Cara Therapeutics Inc.	31,536	636
*	CorVel Corp.	10,443	621
*	Verastem Inc.	61,522	613
*	Antares Pharma Inc.	167,704	594
*	Kura Oncology Inc.	28,847	591
*	Adamas Pharmaceuticals Inc.	25,504	587
*	ViewRay Inc.	57,912	584
*	Collegium Pharmaceutical Inc.	33,960	581
*	Lexicon Pharmaceuticals Inc.	50,139	580
	Invacare Corp.	38,157	580
	Rocket Pharmaceuticals Inc.	24,261	579
*	GlycoMimetics Inc.	39,075	575
*	Addus HomeCare Corp.	8,860	575
*,^	La Jolla Pharmaceutical Co.	24,798	571
*,^	Synergy Pharmaceuticals Inc.	288,671	563
*,^	Sorrento Therapeutics Inc.	101,247	562
*	Triple-S Management Corp. Class B	25,613	558
*	MediciNova Inc.	45,755	557
*,^	Abeona Therapeutics Inc.	35,784	551
*	Aduro Biotech Inc.	74,415	551
*	Stemline Therapeutics Inc.	32,078	549
*	Voyager Therapeutics Inc.	24,969	543
*	Achillion Pharmaceuticals Inc.	156,744	541
*	ANI Pharmaceuticals Inc.	9,266	539
*	Five Prime Therapeutics Inc.	38,512	539
*	Cutera Inc.	15,639	532
*	IntriCon Corp.	7,101	525
*	Vericel Corp.	42,873	523
^	Inspire Medical Systems Inc.	9,495	522
*	GenMark Diagnostics Inc.	60,493	518
*,^	Inovio Pharmaceuticals Inc.	95,423	502
	National Research Corp.	12,797	501
*,^	SIGA Technologies Inc.	59,981	494
*	Aclaris Therapeutics Inc.	30,950	493

19

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	CytoSorbents Corp.	32,991	483
*	Adverum Biotechnologies Inc.	63,350	481
*	Akebia Therapeutics Inc.	58,068	477
*	Solid Biosciences Inc.	10,984	469
*,^	PetIQ Inc.	11,764	461
	Computer Programs & Systems Inc.	16,812	459
^	Eloxx Pharmaceuticals Inc.	25,045	459
*	Rhythm Pharmaceuticals Inc.	14,239	449
*	Kindred Biosciences Inc.	29,918	446
*,^	ZIOPHARM Oncology Inc.	151,566	443
*	Assertio Therapeutics Inc.	68,760	439
*,^	Apollo Medical Holdings Inc.	28,710	438
*	Avid Bioservices Inc.	58,843	431
*	Oxford Immunotec Global plc	29,222	430
*	BioScrip Inc.	147,085	427
*	Cytokinetics Inc.	52,890	418
*	PDL BioPharma Inc.	172,095	416
*	NanoString Technologies Inc.	25,601	414
*	Cross Country Healthcare Inc.	41,047	411
*	CASI Pharmaceuticals Inc.	58,134	404
*,^	Akcea Therapeutics Inc.	14,851	392
	Denali Therapeutics Inc.	19,756	388
*	Community Health Systems Inc.	99,730	387
*	Accuray Inc.	96,636	387
*	BioSpecifics Technologies Corp.	7,197	386
*	Concert Pharmaceuticals Inc.	24,407	385
*	Dermira Inc.	40,359	384
*	Catalyst Pharmaceuticals Inc.	112,095	378
*	Nuvectra Corp.	16,181	378
*,^	Keryx Biopharmaceuticals Inc.	109,555	374
*	Arbutus Biopharma Corp.	41,031	373
*	Paratek Pharmaceuticals Inc.	36,339	372
*	Surgery Partners Inc.	21,448	372
*	Minerva Neurosciences Inc.	35,384	368
*	Albireo Pharma Inc.	10,611	367
	Utah Medical Products Inc.	3,934	357
*,^	AVEO Pharmaceuticals Inc.	118,389	354
*	Veracyte Inc.	27,791	351
*	Syros Pharmaceuticals Inc.	28,471	350
*,^	Dova Pharmaceuticals Inc.	13,723	349
*	Kadmon Holdings Inc.	80,864	349
*,^	Savara Inc.	29,127	343
*	Bellicum Pharmaceuticals Inc.	46,474	336
*	Corbus Pharmaceuticals Holdings Inc.	57,381	336
*	American Renal Associates Holdings Inc.	15,277	335
*	Pieris Pharmaceuticals Inc.	60,382	334
*,^	BioTime Inc.	120,929	333
*	ChemoCentryx Inc.	25,197	332
*	Deciphera Pharmaceuticals Inc.	8,862	328
*	Senseonics Holdings Inc.	77,861	318
*	Corium International Inc.	31,708	309
*	Marinus Pharmaceuticals Inc.	42,687	305
*	Civitas Solutions Inc.	18,667	299
*	RTI Surgical Inc.	66,576	298
*	Sienna Biopharmaceuticals Inc.	17,823	297
*,^	Insys Therapeutics Inc.	31,210	292
*	Capital Senior Living Corp.	32,842	291
*	Cellular Biomedicine Group Inc.	13,537	288
*,^	Vital Therapies Inc.	35,434	285
	OrthoPediatrics Corp.	8,185	285
*	Castlight Health Inc. Class B	94,366	283
*,^	Selecta Biosciences Inc.	20,786	282
*	Aratana Therapeutics Inc.	53,160	282
^	Optinose Inc.	18,729	278

20

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*,^	Rockwell Medical Inc.	55,149	271
*	Athersys Inc.	129,952	268
*	Zafgen Inc.	26,551	253
*,^	Ocular Therapeutix Inc.	36,669	247
*	Harvard Bioscience Inc.	40,932	244
*	Fluidigm Corp.	30,651	243
*	Durect Corp.	178,498	234
*	Enzo Biochem Inc.	50,938	234
	Idera Pharmaceuticals Inc.	22,105	231
*	Palatin Technologies Inc.	223,993	226
*	Endologix Inc.	97,045	223
*	Clearside Biomedical Inc.	31,929	217
*	Seres Therapeutics Inc.	24,309	213
*	Tetraphase Pharmaceuticals Inc.	59,900	212
*	SeaSpine Holdings Corp.	13,468	207
*	Chimerix Inc.	51,563	206
*	Tocagen Inc.	20,965	204
*	Ra Pharmaceuticals Inc.	16,753	204
*	Mersana Therapeutics Inc.	14,621	204
*	Aeglea BioTherapeutics Inc.	18,621	204
*	Agenus Inc.	91,260	202
	Homology Medicines Inc.	11,864	198
*	Calithera Biosciences Inc.	35,698	195
*	Cue Biopharma Inc.	20,061	193
*	T2 Biosystems Inc.	29,253	191
*,^	Achaogen Inc.	35,838	190
*,^	Teligent Inc.	46,638	188
*	FONAR Corp.	7,109	186
*	Miragen Therapeutics Inc.	29,973	186
*	Synlogic Inc.	17,511	185
*	Spring Bank Pharmaceuticals Inc.	12,988	184
*	Kala Pharmaceuticals Inc.	13,595	184
^	Helius Medical Technologies Inc. Class A	18,199	182
*,^	Neos Therapeutics Inc.	31,363	180
*,^	Lannett Co. Inc.	33,400	179
*	MannKind Corp.	160,357	176
*,^	Pulse Biosciences Inc.	12,249	176
*	Corvus Pharmaceuticals Inc.	15,710	172
*	Ardelyx Inc.	39,440	170
*	Celcuity Inc.	6,790	168
*,^	Organovo Holdings Inc.	121,355	157
	Odonate Therapeutics Inc.	8,110	156
^	Evolus Inc.	6,058	155
*	Aldeyra Therapeutics Inc.	18,051	153
^	Innovate Biopharmaceuticals Inc.	21,175	151
*	Immune Design Corp.	39,534	150
*	Catalyst Biosciences Inc.	13,585	148
*	Quorum Health Corp.	32,435	148
	Allena Pharmaceuticals Inc.	13,203	144
*	Jounce Therapeutics Inc.	18,116	142
*	ADMA Biologics Inc.	21,364	136
*,^	Cohbar Inc.	25,447	133
*	AAC Holdings Inc.	14,859	132
*	Mustang Bio Inc.	18,696	129
*	Syndax Pharmaceuticals Inc.	16,569	129
*	Pfenex Inc.	24,243	128
*,^	GTx Inc.	5,243	125
*,^	XOMA Corp.	6,522	122
*	Fennec Pharmaceuticals Inc.	12,827	122
*	Recro Pharma Inc.	19,085	122
*	Genesis Healthcare Inc.	64,663	114
*	iRadimed Corp.	4,098	113
	Melinta Therapeutics Inc.	23,648	111
*	NewLink Genetics Corp.	35,189	109

21

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*,^	CTI BioPharma Corp.	57,993	109
*	Tyme Technologies Inc.	47,901	107
^	UNITY Biotechnology Inc.	5,515	105
*	NantKwest Inc.	30,834	105
*,^	Nymox Pharmaceutical Corp.	38,196	100
^	Quanterix Corp.	5,921	99
*	Ovid therapeutics Inc.	14,758	98
*	Calyxt Inc.	5,763	98
*,^	Zomedica Pharmaceuticals Corp.	44,488	95
*	resTORbio Inc.	7,814	92
*	Spero Therapeutics Inc.	7,899	90
	Arcus Biosciences Inc.	5,977	86
	Evelo Biosciences Inc.	6,034	81
	Surface Oncology Inc.	8,278	80
*	Fortress Biotech Inc.	39,641	78
*	Proteostasis Therapeutics Inc.	28,705	77
*	Kiniksa Pharmaceuticals Ltd. Class A	3,150	69
*	Molecular Templates Inc.	11,837	68
	Unum Therapeutics Inc.	4,003	65
	Tricida Inc.	2,100	65
*,^	NantHealth Inc.	28,946	64
	Menlo Therapeutics Inc.	8,018	62
*,^	Ampio Pharmaceuticals Inc.	90,483	57
	scPharmaceuticals Inc.	8,851	45
^	Crinetics Pharmaceuticals Inc.	1,240	37
	Avrobio Inc.	1,075	37
	Aptinyx Inc.	1,302	31
*	Aquestive Therapeutics Inc.	1,562	28
^	Magenta Therapeutics Inc.	1,575	23
	Forty Seven Inc.	1,470	22
	Replimune Group Inc.	1,051	20
*	Arsanis Inc.	6,826	16
*	Neon Therapeutics Inc.	1,318	16
	Kezar Life Sciences Inc.	828	14
	Scholar Rock Holding Corp.	836	14
	Xeris Pharmaceuticals Inc.	517	13
*,^	Eidos Therapeutics Inc.	1,058	13
	Liquidia Technologies Inc.	728	11
	Neuronetics Inc.	311	10
	Constellation Pharmaceuticals Inc.	826	9
	Translate Bio Inc.	736	8
*	Sarepta Therapeutics Inc.	12	2
*	Exact Sciences Corp.	14	1
*	Rubius Therapeutics Inc.	41	1
*	Bluebird Bio Inc.	5	1
*	Penumbra Inc.	4	1
*	Sage Therapeutics Inc.	3	—
			430,744
Materials & Processing (6.8%)
*	Trex Co. Inc.	68,964	5,841
*	Ingevity Corp.	49,474	4,997
	Louisiana-Pacific Corp.	170,369	4,968
	Balchem Corp.	37,404	4,148
*	RBC Bearings Inc.	27,515	4,122
*	Allegheny Technologies Inc.	146,408	3,957
	PolyOne Corp.	93,125	3,935
	Trinseo SA	50,645	3,907
	Simpson Manufacturing Co. Inc.	48,363	3,713
*	Rexnord Corp.	121,898	3,539
	KapStone Paper and Packaging Corp.	102,619	3,525
	Sensient Technologies Corp.	49,621	3,524
*	Cleveland-Cliffs Inc.	347,483	3,492
	Belden Inc.	47,174	3,431
	HB Fuller Co.	59,039	3,365

22

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
	Cabot Microelectronics Corp.	29,693	3,347
	Carpenter Technology Corp.	54,350	3,243
*	Beacon Roofing Supply Inc.	79,641	2,953
	Commercial Metals Co.	135,808	2,933
*	Summit Materials Inc. Class A	130,852	2,783
	Minerals Technologies Inc.	41,234	2,769
	Quaker Chemical Corp.	15,206	2,739
	Universal Forest Products Inc.	69,774	2,614
	Compass Minerals International Inc.	39,765	2,487
	Comfort Systems USA Inc.	42,830	2,458
	Worthington Industries Inc.	50,060	2,332
	Innospec Inc.	28,265	2,193
*	Ferro Corp.	98,434	2,161
*	Masonite International Corp.	31,857	2,133
*	GCP Applied Technologies Inc.	83,991	2,117
	Stepan Co.	23,721	2,116
	Mueller Industries Inc.	66,142	2,115
	Kaiser Aluminum Corp.	19,071	2,090
	Mueller Water Products Inc. Class A	180,534	2,089
*	Builders FirstSource Inc.	131,880	2,060
*	MRC Global Inc.	97,953	2,019
*	JELD-WEN Holding Inc.	81,876	1,991
	Boise Cascade Co.	45,388	1,983
	AAON Inc.	48,234	1,949
	US Silica Holdings Inc.	91,306	1,935
*	Patrick Industries Inc.	27,828	1,781
	Tronox Ltd. Class A	109,649	1,775
	Neenah Inc.	19,449	1,775
*	BMC Stock Holdings Inc.	78,781	1,773
*	Kraton Corp.	36,152	1,700
*	Gibraltar Industries Inc.	37,126	1,686
	Greif Inc. Class A	29,732	1,641
*	AK Steel Holding Corp.	367,370	1,631
	Advanced Drainage Systems Inc.	51,718	1,621
	Interface Inc. Class A	68,717	1,618
*	Continental Building Products Inc.	43,191	1,611
	Apogee Enterprises Inc.	32,160	1,583
	Hecla Mining Co.	529,566	1,504
	Materion Corp.	23,496	1,499
	Schweitzer-Mauduit International Inc.	36,006	1,465
*	PGT Innovations Inc.	56,822	1,381
	KMG Chemicals Inc.	17,120	1,326
*	Verso Corp.	40,574	1,274
	Rayonier Advanced Materials Inc.	60,222	1,259
*	Tahoe Resources Inc.	362,184	1,246
*	Coeur Mining Inc.	216,885	1,232
*	AdvanSix Inc.	36,037	1,219
*	Installed Building Products Inc.	25,770	1,200
	Chase Corp.	8,506	1,054
	Innophos Holdings Inc.	22,809	997
	Global Brass & Copper Holdings Inc.	25,493	983
	PH Glatfelter Co.	50,504	971
*	GMS Inc.	37,883	941
*,^	US Concrete Inc.	18,731	903
*	Koppers Holdings Inc.	24,293	861
*	NCI Building Systems Inc.	49,536	837
	Schnitzer Steel Industries Inc.	30,925	815
	Insteel Industries Inc.	21,146	811
	Myers Industries Inc.	36,084	803
*	PQ Group Holdings Inc.	42,466	756
*	Century Aluminum Co.	59,192	747
	American Vanguard Corp.	33,251	728
	Quanex Building Products Corp.	41,346	678
	Tredegar Corp.	29,990	658

23

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	Veritiv Corp.	13,664	652
	DMC Global Inc.	16,623	652
*	TimkenSteel Corp.	46,528	652
	NN Inc.	32,103	642
	Griffon Corp.	33,654	614
*	Unifi Inc.	18,039	574
	Haynes International Inc.	14,445	569
*	Clearwater Paper Corp.	18,690	543
	Kronos Worldwide Inc.	26,300	529
^	Caesarstone Ltd.	26,636	505
	Hawkins Inc.	11,186	462
*	OMNOVA Solutions Inc.	50,952	461
*	Armstrong Flooring Inc.	25,562	448
	FutureFuel Corp.	29,793	442
*	Landec Corp.	31,520	424
*	Nexeo Solutions Inc.	37,828	379
*	Intrepid Potash Inc.	110,924	377
	Greif Inc. Class B	6,593	375
*	BlueLinx Holdings Inc.	10,368	373
	Culp Inc.	13,197	335
	Gold Resource Corp.	60,562	313
*	Uranium Energy Corp.	180,577	309
	Omega Flex Inc.	3,413	303
*	UFP Technologies Inc.	7,725	272
*	Energy Fuels Inc.	84,902	271
*	Lawson Products Inc.	7,853	265
*	Amyris Inc.	28,531	256
*	LB Foster Co. Class A	11,194	255
*	Universal Stainless & Alloy Products Inc.	8,178	248
*	AgroFresh Solutions Inc.	36,661	244
*	Foundation Building Materials Inc.	17,533	242
	Olympic Steel Inc.	10,924	241
	Oil-Dri Corp. of America	5,855	238
	Synalloy Corp.	9,605	220
*	LSB Industries Inc.	24,958	218
*	Northwest Pipe Co.	11,415	206
*,^	ChromaDex Corp.	45,129	204
	Eastern Co.	6,557	193
*	Ryerson Holding Corp.	18,566	193
*,^	Forterra Inc.	21,769	184
	United States Lime & Minerals Inc.	2,412	183
*	Shiloh Industries Inc.	17,753	159
*	Marrone Bio Innovations Inc.	62,021	129
	Valhi Inc.	29,748	98
*	NL Industries Inc.	10,543	83
	Bloom Energy Corp. Class A	1,388	42
	CompX International Inc.	1,774	24
*,§	Ferroglobe R&W Trust	46,440	—
			184,017
Other (0.0%)[2]
*,§	Dyax Corp. CVR Exp. 12/31/2019	83,094	332
*,§	A Schulman Inc. CVR	30,360	58
*,^,§	Tobira Therapeutics CVR Exp. 12/31/2028	6,201	28
*	Sonos Inc.	1,336	26
*	Arlo Technologies Inc.	1,100	22
*,§	NewStar Financial Inc.	18,788	9
*,§	Media General Inc. CVR	85,418	3
*,§	Omthera Pharmaceuticals Inc. CVR	2,012	1
*	Euronav NV	100	1
*,§	Clinical Data CVR	913	—
			480
Producer Durables (13.5%)
*	ASGN Inc.	59,200	5,481
	EMCOR Group Inc.	67,898	5,439

24

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Insperity Inc.	44,718	5,359
Woodward Inc.	62,562	5,040
MAXIMUS Inc.	75,775	5,039
* Proto Labs Inc.	31,618	4,915
Tetra Tech Inc.	64,623	4,511
Korn/Ferry International	65,924	4,425
Brink's Co.	58,679	4,407
* KLX Inc.	58,679	4,333
John Bean Technologies Corp.	36,525	4,321
* Axon Enterprise Inc.	61,337	4,187
EnerSys	49,132	4,077
MSA Safety Inc.	39,754	4,019
* Generac Holdings Inc.	70,785	3,928
Barnes Group Inc.	57,264	3,897
Kennametal Inc.	94,979	3,879
SkyWest Inc.	59,397	3,879
* Spirit Airlines Inc.	80,046	3,804
* Darling Ingredients Inc.	191,234	3,783
Hillenbrand Inc.	73,232	3,746
GATX Corp.	43,851	3,703
Healthcare Services Group Inc.	86,329	3,558
KBR Inc.	164,664	3,455
Applied Industrial Technologies Inc.	44,491	3,428
* FTI Consulting Inc.	43,817	3,340
* MasTec Inc.	75,693	3,315
Deluxe Corp.	55,675	3,297
UniFirst Corp.	17,758	3,289
Exponent Inc.	60,143	3,148
* TriNet Group Inc.	50,902	3,007
* Dycom Industries Inc.	35,230	2,956
Moog Inc. Class A	37,447	2,955
* Aerojet Rocketdyne Holdings Inc.	81,551	2,863
* Advanced Energy Industries Inc.	45,712	2,724
* Chart Industries Inc.	35,963	2,717
* Paylocity Holding Corp.	33,824	2,687
Watts Water Technologies Inc. Class A	32,400	2,671
Herman Miller Inc.	69,316	2,655
* Harsco Corp.	93,757	2,649
Franklin Electric Co. Inc.	54,053	2,643
Convergys Corp.	106,459	2,633
* Itron Inc.	39,644	2,632
* Esterline Technologies Corp.	30,500	2,621
Albany International Corp.	33,497	2,584
* TopBuild Corp.	41,391	2,578
* Navistar International Corp.	57,381	2,500
* ExlService Holdings Inc.	38,937	2,495
* WageWorks Inc.	46,368	2,481
ABM Industries Inc.	77,156	2,447
Hawaiian Holdings Inc.	58,836	2,442
Covanta Holding Corp.	137,118	2,420
* Saia Inc.	29,919	2,371
* SPX FLOW Inc.	49,186	2,358
Granite Construction Inc.	51,298	2,343
Triton International Ltd.	60,905	2,301
* Advanced Disposal Services Inc.	84,550	2,256
Cubic Corp.	29,528	2,235
HNI Corp.	50,668	2,234
Mobile Mini Inc.	51,847	2,224
Brady Corp. Class A	54,734	2,214
Forward Air Corp.	34,167	2,196
* Aerovironment Inc.	24,716	2,174
Greenbrier Cos. Inc.	36,991	2,145
Kaman Corp.	32,233	2,102
Actuant Corp. Class A	71,191	2,097

25

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Werner Enterprises Inc.	55,778	2,067
Allegiant Travel Co. Class A	15,066	2,053
Raven Industries Inc.	41,909	2,028
* Hub Group Inc. Class A	38,091	2,013
ESCO Technologies Inc.	29,689	2,008
US Ecology Inc.	25,644	1,866
Matson Inc.	49,554	1,851
Badger Meter Inc.	33,437	1,837
EnPro Industries Inc.	24,216	1,818
Federal Signal Corp.	69,588	1,811
* Electronics For Imaging Inc.	51,793	1,802
AAR Corp.	37,827	1,765
ICF International Inc.	21,210	1,732
* SPX Corp.	50,423	1,714
* Milacron Holdings Corp.	80,736	1,712
* Evoqua Water Technologies Corp.	88,251	1,710
* Atlas Air Worldwide Holdings Inc.	27,591	1,680
Sun Hydraulics Corp.	33,371	1,680
* TriMas Corp.	53,347	1,638
AZZ Inc.	30,330	1,630
McGrath RentCorp	28,055	1,627
Standex International Corp.	14,899	1,608
Pitney Bowes Inc.	220,347	1,600
Tennant Co.	20,797	1,592
Rush Enterprises Inc. Class A	36,144	1,553
ACCO Brands Corp.	123,557	1,532
* OSI Systems Inc.	19,581	1,525
* Herc Holdings Inc.	28,063	1,476
Steelcase Inc. Class A	99,263	1,449
ArcBest Corp.	30,112	1,448
* CBIZ Inc.	60,048	1,435
* TrueBlue Inc.	47,686	1,397
* Sykes Enterprises Inc.	46,026	1,392
Ship Finance International Ltd.	97,857	1,390
* Air Transport Services Group Inc.	68,015	1,384
* Kratos Defense & Security Solutions Inc.	103,267	1,380
* FARO Technologies Inc.	19,686	1,343
Knoll Inc.	56,263	1,324
* Casella Waste Systems Inc. Class A	46,398	1,317
^ Altra Industrial Motion Corp.	33,667	1,315
Astec Industries Inc.	26,831	1,305
H&E Equipment Services Inc.	37,256	1,297
Kadant Inc.	12,794	1,293
* Huron Consulting Group Inc.	25,744	1,274
* Atkore International Group Inc.	46,200	1,265
* Vicor Corp.	20,142	1,258
* Navigant Consulting Inc.	52,525	1,255
Primoris Services Corp.	48,984	1,228
Wabash National Corp.	67,019	1,222
Lindsay Corp.	12,571	1,204
Douglas Dynamics Inc.	26,050	1,193
Encore Wire Corp.	23,711	1,191
Triumph Group Inc.	57,126	1,188
Aircastle Ltd.	55,923	1,170
Kforce Inc.	26,827	1,128
MTS Systems Corp.	20,823	1,127
Heartland Express Inc.	55,033	1,125
Columbus McKinnon Corp.	25,940	1,103
* Astronics Corp.	24,888	1,083
* Echo Global Logistics Inc.	32,577	1,082
Alamo Group Inc.	11,296	1,077
* CSW Industrials Inc.	18,296	1,025
* SEACOR Holdings Inc.	19,875	1,023
* SP Plus Corp.	26,276	1,022

26

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	Thermon Group Holdings Inc.	37,734	1,011
	Marten Transport Ltd.	45,508	1,003
	Multi-Color Corp.	16,120	995
*	Control4 Corp.	30,434	986
*	Modine Manufacturing Co.	58,059	978
	Briggs & Stratton Corp.	48,263	973
	Heidrick & Struggles International Inc.	21,983	972
	Manitowoc Co. Inc.	41,087	953
*	Aegion Corp. Class A	37,312	931
	Kelly Services Inc. Class A	36,623	923
*	Tidewater Inc.	28,168	901
*	Tutor Perini Corp.	43,811	892
	CIRCOR International Inc.	19,158	869
	Quad/Graphics Inc.	38,139	868
*	NV5 Global Inc.	9,753	863
*	DXP Enterprises Inc.	18,689	858
*	Lydall Inc.	19,623	840
*,^	Team Inc.	34,932	814
	GasLog Ltd.	48,047	807
	Mesa Laboratories Inc.	3,849	773
*	Wesco Aircraft Holdings Inc.	63,089	767
	Gorman-Rupp Co.	20,737	760
	Hyster-Yale Materials Handling Inc.	12,219	754
*	Engility Holdings Inc.	21,390	742
	Kimball International Inc. Class B	41,735	729
	Argan Inc.	16,969	675
*,^	Willscot Corp. Class A	38,129	665
	Scorpio Tankers Inc.	340,995	655
*	MYR Group Inc.	18,604	647
	Barrett Business Services Inc.	8,441	633
	Ennis Inc.	28,756	627
	Essendant Inc.	43,368	626
	REV Group Inc.	34,850	593
	Forrester Research Inc.	11,867	584
	Hackett Group Inc.	28,129	576
	Spartan Motors Inc.	39,694	574
*	CAI International Inc.	21,217	573
	Resources Connection Inc.	34,346	568
^	Teekay Corp.	78,933	535
	Systemax Inc.	14,580	532
*	International Seaways Inc.	25,925	532
*	Vishay Precision Group Inc.	12,085	523
	CRA International Inc.	9,063	518
*	Ducommun Inc.	12,346	502
	DHT Holdings Inc.	106,350	498
*,^	Plug Power Inc.	248,112	489
	LSC Communications Inc.	39,930	488
*,^	Frontline Ltd.	89,103	485
*	Textainer Group Holdings Ltd.	31,930	482
*	Mistras Group Inc.	21,057	480
	Scorpio Bulkers Inc.	67,419	458
*	Sterling Construction Co. Inc.	30,935	450
	Titan International Inc.	58,117	435
	Park-Ohio Holdings Corp.	10,379	430
*	Covenant Transportation Group Inc. Class A	14,387	430
	TTEC Holdings Inc.	16,371	429
*	Daseke Inc.	47,319	425
*	Vectrus Inc.	12,937	425
	RR Donnelley & Sons Co.	82,182	416
*	PHH Corp.	38,270	415
*,^	CryoPort Inc.	29,061	413
*	Bristow Group Inc.	37,593	412
	Allied Motion Technologies Inc.	8,407	411
	Powell Industries Inc.	10,375	406

27

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*,^	Energy Recovery Inc.	41,772	405
*	InnerWorkings Inc.	51,270	401
*	Heritage-Crystal Clean Inc.	17,166	400
*	Titan Machinery Inc.	21,815	394
	Costamare Inc.	55,703	392
*	Blue Bird Corp.	16,982	390
	VSE Corp.	10,044	387
	American Railcar Industries Inc.	8,378	384
*	YRC Worldwide Inc.	38,470	368
*	Great Lakes Dredge & Dock Corp.	66,761	366
^	Nordic American Tankers Ltd.	163,875	365
	Miller Industries Inc.	12,615	363
	Universal Logistics Holdings Inc.	9,606	352
*,^	Energous Corp.	27,118	348
*	Commercial Vehicle Group Inc.	35,052	342
*	Exela Technologies Inc.	55,098	329
	Graham Corp.	11,360	316
*	HC2 Holdings Inc.	50,084	314
	Hurco Cos. Inc.	7,091	304
	CECO Environmental Corp.	35,050	296
	Marlin Business Services Corp.	10,158	291
	Preformed Line Products Co.	3,549	290
*	ServiceSource International Inc.	90,094	287
*	Willdan Group Inc.	9,082	285
*	Eagle Bulk Shipping Inc.	55,442	278
*	Orion Group Holdings Inc.	32,201	278
*	Ardmore Shipping Corp.	38,495	269
*	GP Strategies Corp.	14,136	269
	ConvergeOne Holdings Inc.	28,652	262
	Advanced Emissions Solutions Inc.	22,261	254
*	Twin Disc Inc.	9,659	247
*	Dorian LPG Ltd.	32,343	246
	Teekay Tankers Ltd. Class A	223,446	241
*	Overseas Shipholding Group Inc. Class A	67,743	232
*	FreightCar America Inc.	13,639	231
*	PRGX Global Inc.	23,928	229
*	Liquidity Services Inc.	30,382	219
^	EnviroStar Inc.	4,477	212
*	Napco Security Technologies Inc.	13,913	210
*	USA Truck Inc.	9,276	203
*	Radiant Logistics Inc.	45,035	196
	BG Staffing Inc.	7,969	194
	Rush Enterprises Inc. Class B	4,230	187
*	Information Services Group Inc.	37,746	187
*	IES Holdings Inc.	9,443	181
*	Manitex International Inc.	17,025	180
*	Safe Bulkers Inc.	57,200	160
	BrightView Holdings Inc.	8,922	158
*	Gulfmark Offshore Inc.	4,337	158
	NACCO Industries Inc. Class A	4,461	157
*	General Finance Corp.	11,393	156
*	Hill International Inc.	35,290	150
*	PAM Transportation Services Inc.	2,559	149
*	PFSweb Inc.	17,089	147
*	Maxwell Technologies Inc.	39,522	141
*	Genco Shipping & Trading Ltd.	9,729	134
*	Gencor Industries Inc.	9,956	128
*	Willis Lease Finance Corp.	3,566	122
*	PHI Inc.	14,017	114
*	Babcock & Wilcox Enterprises Inc.	36,419	51
			363,528
Technology (13.0%)
*	Integrated Device Technology Inc.	154,790	6,577
*	HubSpot Inc.	42,295	6,078

28

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
	Blackbaud Inc.	56,310	5,888
*	Cree Inc.	117,531	5,654
	Entegris Inc.	165,673	5,616
*	CACI International Inc. Class A	28,678	5,592
*	New Relic Inc.	51,718	5,315
*	Ciena Corp.	167,323	5,284
*	Lumentum Holdings Inc.	73,179	4,969
*	Silicon Laboratories Inc.	50,075	4,907
*	Semtech Corp.	75,991	4,540
	Science Applications International Corp.	49,460	4,462
*	Yelp Inc. Class A	94,654	4,460
*	Coupa Software Inc.	62,014	4,447
*	Ellie Mae Inc.	39,875	4,202
*	Acxiom Corp.	91,774	4,193
*,^	ViaSat Inc.	63,896	4,014
	Perspecta Inc.	167,690	3,901
*	ACI Worldwide Inc.	133,804	3,801
	Vishay Intertechnology Inc.	154,552	3,678
*	Box Inc.	148,499	3,647
*	Verint Systems Inc.	74,256	3,605
*	II-VI Inc.	72,174	3,591
*,^	iRobot Corp.	31,605	3,587
*	Qualys Inc.	39,311	3,579
*	Cornerstone OnDemand Inc.	62,329	3,525
	SYNNEX Corp.	35,432	3,436
	InterDigital Inc.	40,356	3,333
*	Cirrus Logic Inc.	74,305	3,266
*	Envestnet Inc.	51,480	3,254
*	Tech Data Corp.	44,580	3,243
	Brooks Automation Inc.	81,183	3,199
*	CommVault Systems Inc.	45,845	3,193
*	Five9 Inc.	66,192	3,181
*	Bottomline Technologies DE Inc.	46,918	3,095
*	Mercury Systems Inc.	54,738	2,984
*	Viavi Solutions Inc.	265,380	2,972
*	Rogers Corp.	21,408	2,956
*	Novanta Inc.	38,187	2,925
*	Avaya Holdings Corp.	122,185	2,854
*	Cargurus Inc.	57,428	2,832
*	Finisar Corp.	133,978	2,733
*	Q2 Holdings Inc.	42,668	2,658
	Plantronics Inc.	38,642	2,598
*,^	3D Systems Corp.	127,412	2,593
*	NETGEAR Inc.	36,433	2,581
*	Anixter International Inc.	34,368	2,478
*	NetScout Systems Inc.	98,151	2,454
	Power Integrations Inc.	33,413	2,451
*	Sanmina Corp.	79,005	2,433
*	Plexus Corp.	38,187	2,417
*	Varonis Systems Inc.	32,443	2,398
*	Yext Inc.	94,747	2,355
*	Insight Enterprises Inc.	41,005	2,261
	Ebix Inc.	28,050	2,234
*	Groupon Inc. Class A	514,317	2,196
	Progress Software Corp.	52,957	2,168
	Maxar Technologies Ltd.	66,021	2,050
	ManTech International Corp. Class A	30,859	2,047
*	TTM Technologies Inc.	109,381	2,045
*	Alarm.com Holdings Inc.	36,022	2,028
*	Evolent Health Inc. Class A	79,331	2,023
*	Fabrinet	42,199	2,020
*	Blackline Inc.	37,789	1,994
*	Blucora Inc.	54,691	1,980
*	Synaptics Inc.	40,536	1,956

29

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	SPS Commerce Inc.	19,674	1,933
	TiVo Corp.	141,309	1,929
*	Virtusa Corp.	32,880	1,916
*	Imperva Inc.	40,610	1,915
*	Alteryx Inc. Class A	32,755	1,901
*	SailPoint Technologies Holding Inc.	61,242	1,894
*	Inphi Corp.	50,716	1,880
*	Oclaro Inc.	196,505	1,875
*	MINDBODY Inc. Class A	50,297	1,866
*	Knowles Corp.	102,329	1,855
*	Everbridge Inc.	30,725	1,850
*	Cloudera Inc.	120,450	1,808
*	Hortonworks Inc.	80,397	1,794
*	LivePerson Inc.	65,719	1,768
*	Diodes Inc.	46,604	1,767
*,^	GTT Communications Inc.	40,961	1,763
*	Syntel Inc.	41,676	1,698
*	KEMET Corp.	65,056	1,681
	Methode Electronics Inc.	42,216	1,674
*	MicroStrategy Inc. Class A	11,049	1,646
*	ePlus Inc.	15,883	1,646
*	Rapid7 Inc.	42,320	1,615
*	Infinera Corp.	174,559	1,562
*	Apptio Inc. Class A	39,258	1,523
*	Rambus Inc.	124,266	1,519
*	Stratasys Ltd.	59,146	1,476
*	Appfolio Inc.	17,174	1,467
*	Ambarella Inc.	37,884	1,451
	CSG Systems International Inc.	38,743	1,447
	Benchmark Electronics Inc.	55,939	1,446
*	MaxLinear Inc.	73,200	1,411
	CTS Corp.	38,102	1,408
*	TrueCar Inc.	106,512	1,370
*	FormFactor Inc.	85,582	1,322
*	Web.com Group Inc.	47,084	1,316
*	Acacia Communications Inc.	32,100	1,309
*	Carbonite Inc.	31,047	1,290
	NIC Inc.	74,991	1,260
*,^	MACOM Technology Solutions Holdings Inc.	53,199	1,226
	Altair Engineering Inc. Class A	29,079	1,215
*	ForeScout Technologies Inc.	33,629	1,213
*	Vocera Communications Inc.	36,037	1,195
*	PROS Holdings Inc.	32,375	1,194
*	ScanSource Inc.	29,357	1,193
*	Workiva Inc.	32,236	1,188
	AVX Corp.	54,701	1,157
*	Nanometrics Inc.	26,384	1,156
*	Perficient Inc.	39,758	1,142
*	Lattice Semiconductor Corp.	136,468	1,118
*,^	Unisys Corp.	58,834	1,094
*	Amkor Technology Inc.	120,488	1,052
*	Rudolph Technologies Inc.	36,966	1,028
*	Benefitfocus Inc.	23,161	1,021
*	Cray Inc.	47,009	1,020
	Monotype Imaging Holdings Inc.	48,302	995
*	Glu Mobile Inc.	128,007	986
*	USA Technologies Inc.	60,284	980
	ADTRAN Inc.	56,463	971
	Comtech Telecommunications Corp.	26,677	956
*	CalAmp Corp.	40,517	952
*,^	Inovalon Holdings Inc. Class A	82,918	912
*	Xcerra Corp.	62,537	906
*	Applied Optoelectronics Inc.	21,884	905
	Xperi Corp.	57,581	904

30

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
	Cohu Inc.	33,274	878
*	Extreme Networks Inc.	135,153	847
*	Photronics Inc.	78,967	845
*	Cision Ltd.	45,699	828
*	Electro Scientific Industries Inc.	37,014	812
*	CEVA Inc.	25,986	795
*	Endurance International Group Holdings Inc.	81,675	788
*,^	Ichor Holdings Ltd.	29,478	764
*	Axcelis Technologies Inc.	37,810	764
	QAD Inc. Class A	11,883	721
*	Quantenna Communications Inc.	38,582	705
^	Zscaler Inc.	16,219	694
*	OneSpan Inc.	36,709	688
*	Ultra Clean Holdings Inc.	44,736	683
*	Upland Software Inc.	18,232	679
*	Veeco Instruments Inc.	56,441	677
*	Loral Space & Communications Inc.	14,961	664
*,^	Tucows Inc. Class A	11,110	651
	NVE Corp.	5,545	630
*	Limelight Networks Inc.	124,105	629
*	Kimball Electronics Inc.	30,817	610
*	PlayAGS Inc.	18,579	595
	American Software Inc. Class A	32,392	582
*	TechTarget Inc.	23,473	563
*	Presidio Inc.	36,893	558
	PC Connection Inc.	13,345	530
*	Harmonic Inc.	96,713	527
*	Model N Inc.	29,082	494
*	ShotSpotter Inc.	8,423	480
*	KeyW Holding Corp.	56,219	478
	Park Electrochemical Corp.	22,259	476
*,^	Impinj Inc.	21,850	469
*	Digi International Inc.	32,371	435
*	Ribbon Communications Inc.	61,229	424
^	Diebold Nixdorf Inc.	88,716	421
*	Meet Group Inc.	81,415	415
*	A10 Networks Inc.	58,399	407
*	Immersion Corp.	35,008	407
*	Calix Inc.	51,455	401
*	MobileIron Inc.	81,745	401
*	ChannelAdvisor Corp.	30,166	394
*,^	Digimarc Corp.	13,104	387
*	SMART Global Holdings Inc.	11,585	382
*	SendGrid Inc.	10,508	381
*,^	NeoPhotonics Corp.	40,221	354
*	AXT Inc.	44,101	348
*	Ooma Inc.	21,378	342
*	PAR Technology Corp.	13,242	340
	Daktronics Inc.	41,794	339
*	Zix Corp.	60,873	338
*	Brightcove Inc.	40,586	333
*	pdvWireless Inc.	10,926	328
	Bel Fuse Inc. Class B	11,397	327
*	Alpha & Omega Semiconductor Ltd.	22,816	324
	Internap Corp.	23,308	313
	Simulations Plus Inc.	14,980	312
*,^	Aquantia Corp.	24,687	312
*	eGain Corp.	20,676	296
*,^	PolarityTE Inc.	10,150	290
*	Agilysys Inc.	17,958	289
*	PDF Solutions Inc.	32,489	283
*	Mitek Systems Inc.	37,969	275
^	nLight Inc.	8,164	252
	Reis Inc.	10,830	250

31

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	Casa Systems Inc.	16,676	245
*	Amber Road Inc.	27,059	236
^	Carbon Black Inc.	9,233	234
*	KVH Industries Inc.	18,766	234
*	Acacia Research Corp.	57,130	223
*,^	VirnetX Holding Corp.	62,877	211
^	Turtle Beach Corp.	9,022	207
*	Leaf Group Ltd.	18,594	206
*	Telenav Inc.	36,552	205
*	Telaria Inc.	49,783	205
*	Clearfield Inc.	13,618	186
*	Avid Technology Inc.	31,040	184
*	Kopin Corp.	73,553	171
*	Asure Software Inc.	11,242	169
*	Aerohive Networks Inc.	38,974	165
*	Iteris Inc.	29,742	153
*	Sparton Corp.	10,990	140
*	SecureWorks Corp. Class A	10,223	136
	ACM Research Inc. Class A	9,232	130
*	Park City Group Inc.	15,260	129
*	Adesto Technologies Corp.	20,578	125
*	Remark Holdings Inc.	31,164	110
*,^	Veritone Inc.	8,184	85
*	Pluralsight Inc. Class A	2,299	79
*	DASAN Zhone Solutions Inc.	6,629	72
*	Travelzoo	5,393	67
	Domo Inc.	2,600	61
*	Rimini Street Inc.	10,696	54
*	Majesco	5,980	43
*	Tenable Holdings Inc.	775	26
*	I3 Verticals Inc. Class A	1,035	19
	EverQuote Inc. Class A	1,033	14
*	Super Micro Computer Inc.	118	2
			349,646
Utilities (3.9%)
	IDACORP Inc.	58,920	5,765
	Portland General Electric Co.	104,371	4,843
	ONE Gas Inc.	60,719	4,768
	New Jersey Resources Corp.	101,606	4,633
	ALLETE Inc.	60,108	4,513
	j2 Global Inc.	54,620	4,510
	Southwest Gas Holdings Inc.	56,248	4,349
	Spire Inc.	57,452	4,283
	Avista Corp.	76,679	3,935
	Black Hills Corp.	62,612	3,685
*	Vonage Holdings Corp.	257,945	3,658
	PNM Resources Inc.	92,841	3,616
	NorthWestern Corp.	58,155	3,487
	South Jersey Industries Inc.	99,831	3,312
	El Paso Electric Co.	47,216	2,894
	Cogent Communications Holdings Inc.	48,884	2,674
	MGE Energy Inc.	40,752	2,667
	American States Water Co.	42,626	2,576
	Ormat Technologies Inc.	46,373	2,442
*	8x8 Inc.	106,115	2,409
	California Water Service Group	56,021	2,305
*	Iridium Communications Inc.	111,946	2,267
	Otter Tail Corp.	46,042	2,206
	Northwest Natural Gas Co.	33,422	2,169
	Shenandoah Telecommunications Co.	54,584	2,082
	Pattern Energy Group Inc. Class A	94,725	1,931
	Chesapeake Utilities Corp.	18,379	1,581
*	Boingo Wireless Inc.	47,485	1,571
	NRG Yield Inc.	77,743	1,543

32

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2018

					Market
					Value
				Shares	($000)
	SJW Group			20,248	1,173
*	Intelsat SA			46,878	1,030
	Connecticut Water Service Inc.			14,131	968
	Consolidated Communications Holdings Inc.			81,386	961
*	ORBCOMM Inc.			84,820	915
	ATN International Inc.			12,157	890
	Unitil Corp.			17,323	876
	Middlesex Water Co.			18,824	862
	NRG Yield Inc. Class A			39,532	778
*	Cincinnati Bell Inc.			53,252	692
*	NII Holdings Inc.			103,546	594
	Frontier Communications Corp.			91,863	478
	York Water Co.			15,751	474
	Spok Holdings Inc.			21,726	334
	Artesian Resources Corp. Class A			9,129	328
*	Gogo Inc.			67,302	302
*	Atlantic Power Corp.			126,943	279
*	Pure Cycle Corp.			21,355	240
	Consolidated Water Co. Ltd.			17,419	235
*	AquaVenture Holdings Ltd.			12,851	234
	RGC Resources Inc.			8,583	231
^	Windstream Holdings Inc.			47,731	225
	Spark Energy Inc. Class A			13,659	120
	Global Water Resources Inc.			11,682	115
	Fusion Connect Inc.			23,754	88

					106,096

Total Common Stocks (Cost $2,273,490)					2,696,225

		Coupon

Temporary Cash Investments (1.6%)[1]
Money Market Fund (1.6%)
3,4	Vanguard Market Liquidity Fund	2.153%		416,156	41,624

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.0%)
	United States Treasury Bill	1.986%	10/18/18	150	150
5	United States Treasury Bill	2.078%	11/15/18	450	448
					598

Total Temporary Cash Investments (Cost $42,211)					42,222

Total Investments (101.6%) (Cost $2,315,701)					2,738,447
Other Assets and Liabilities—Net (-1.6%)[4]					(42,031)
Net Assets (100%)					2,696,416

__________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $37,466,000.
§ Security value determined using significant unobservable inputs.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.1% and 1.5%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $40,831,000 of collateral received for securities on loan.
5 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

33

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)

Common Stocks (99.2%)[1]
Consumer Discretionary (11.8%)
Signet Jewelers Ltd.	19,447	1,248
Aaron's Inc.	23,257	1,156
* Helen of Troy Ltd.	8,104	964
* Adtalem Global Education Inc.	19,841	949
* Penn National Gaming Inc.	24,802	855
* Cooper-Standard Holdings Inc.	5,993	830
TEGNA Inc.	71,114	828
Bed Bath & Beyond Inc.	44,702	802
* Liberty Expedia Holdings Inc. Class A	16,909	780
DSW Inc. Class A	22,589	751
* Liberty Latin America Ltd.	37,724	740
Jack in the Box Inc.	8,084	733
* TRI Pointe Group Inc.	47,705	691
* Murphy USA Inc.	8,269	686
Meredith Corp.	12,827	662
* American Axle & Manufacturing Holdings Inc.	36,256	642
* Cars.com Inc.	23,778	640
* Taylor Morrison Home Corp. Class A	32,234	627
Travelport Worldwide Ltd.	33,157	616
Office Depot Inc.	182,829	612
* Gentherm Inc.	11,953	588
Caleres Inc.	13,691	554
KB Home	22,053	548
Tupperware Brands Corp.	16,691	543
Matthews International Corp. Class A	10,435	542
Group 1 Automotive Inc.	6,625	511
* Meritage Homes Corp.	11,801	509
MDC Holdings Inc.	15,534	492
Abercrombie & Fitch Co.	22,405	485
Cooper Tire & Rubber Co.	16,506	476
* MSG Networks Inc.	19,476	473
* G-III Apparel Group Ltd.	10,257	466
Guess? Inc.	18,986	465
* Gray Television Inc.	26,282	459
* Sally Beauty Holdings Inc.	29,291	451
Big Lots Inc.	10,463	450
GameStop Corp. Class A	33,028	438
* Belmond Ltd. Class A	25,385	425
Scholastic Corp.	9,436	397
Chico's FAS Inc.	42,172	385
Gannett Co. Inc.	36,849	379
Sinclair Broadcast Group Inc. Class A	12,523	362
Standard Motor Products Inc.	6,908	351
* Vista Outdoor Inc.	18,846	348
International Speedway Corp. Class A	7,878	348
Entercom Communications Corp. Class A	41,643	327
New Media Investment Group Inc.	20,350	324
AMC Entertainment Holdings Inc. Class A	16,906	322
* Genesco Inc.	6,324	322
* Hertz Global Holdings Inc.	18,090	319
* Fitbit Inc. Class A	52,468	316
Acushnet Holdings Corp.	11,259	305
Dillard's Inc. Class A	3,838	302
La-Z-Boy Inc.	8,702	289
ILG Inc.	8,458	289
Marcus Corp.	6,839	278
* Liberty Latin America Ltd. Class A	14,082	278
Lithia Motors Inc. Class A	3,148	272
* Express Inc.	23,938	269
* Fossil Group Inc.	11,726	266
* Laureate Education Inc. Class A	16,399	262

34

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	Ascena Retail Group Inc.	56,967	261
*	Regis Corp.	11,513	246
*	American Outdoor Brands Corp.	17,478	245
	EW Scripps Co. Class A	15,938	234
	Callaway Golf Co.	10,083	230
	National CineMedia Inc.	25,091	228
*	Century Communities Inc.	7,746	227
	Tower International Inc.	6,451	218
*	Rent-A-Center Inc.	14,431	213
*	K12 Inc.	12,454	206
	Movado Group Inc.	4,814	205
*	M/I Homes Inc.	7,873	204
*	Houghton Mifflin Harcourt Co.	30,938	200
	New York Times Co. Class A	8,493	198
	National Presto Industries Inc.	1,462	194
*	Universal Electronics Inc.	4,476	193
	Buckle Inc.	7,477	192
	Viad Corp.	3,022	186
	Dine Brands Global Inc.	2,212	184
	Sonic Corp.	5,132	184
	Papa John's International Inc.	3,987	184
*,^	JC Penney Co. Inc.	102,139	181
	Ethan Allen Interiors Inc.	7,972	177
*	Red Robin Gourmet Burgers Inc.	4,224	174
	Superior Industries International Inc.	7,994	173
*	American Public Education Inc.	4,924	171
	Sonic Automotive Inc. Class A	7,801	168
*	William Lyon Homes Class A	8,530	167
*	Motorcar Parts of America Inc.	6,191	164
*	Party City Holdco Inc.	10,553	162
	Cato Corp. Class A	7,279	156
	Shoe Carnival Inc.	3,453	153
	Brinker International Inc.	3,454	153
	American Eagle Outfitters Inc.	5,623	146
	Tenneco Inc.	3,397	145
	Haverty Furniture Cos. Inc.	6,146	136
*	Conn's Inc.	3,285	135
*	Zumiez Inc.	4,233	132
*	Beazer Homes USA Inc.	10,221	131
*	Del Taco Restaurants Inc.	10,103	131
	Citi Trends Inc.	4,135	128
*	Hibbett Sports Inc.	6,170	127
	Emerald Expositions Events Inc.	8,066	126
*	America's Car-Mart Inc.	1,494	125
*	Vera Bradley Inc.	8,171	120
*,^	WideOpenWest Inc.	9,942	116
*	Perry Ellis International Inc.	4,191	115
*	Habit Restaurants Inc. Class A	6,631	110
*	Central Garden & Pet Co. Class A	2,914	106
	Barnes & Noble Inc.	19,388	102
	Tilly's Inc. Class A	3,978	94
	Marriott Vacations Worldwide Corp.	761	91
	Entravision Communications Corp. Class A	17,073	90
*	Reading International Inc. Class A	5,459	88
	Hooker Furniture Corp.	2,088	88
	Boyd Gaming Corp.	2,410	88
*	Lands' End Inc.	3,415	88
*,^	Daily Journal Corp.	364	87
*,^	Zoe's Kitchen Inc.	6,249	86
	Dana Inc.	4,360	85
	Flexsteel Industries Inc.	2,385	85
*	Rosetta Stone Inc.	5,311	84
*	El Pollo Loco Holdings Inc.	6,971	83
*	Bojangles' Inc.	5,662	83

35

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	Green Brick Partners Inc.	7,496	78
	Bassett Furniture Industries Inc.	3,321	78
*	Denny's Corp.	5,039	76
*	Barnes & Noble Education Inc.	12,490	75
*	1-800-Flowers.com Inc. Class A	6,190	75
	Clarus Corp.	6,889	71
	Weyco Group Inc.	2,010	71
*	Francesca's Holdings Corp.	11,328	71
*	Red Lion Hotels Corp.	5,167	70
*	Century Casinos Inc.	8,785	70
	Carriage Services Inc. Class A	3,013	69
	Rocky Brands Inc.	2,220	67
	Speedway Motorsports Inc.	3,724	67
*	MarineMax Inc.	2,958	67
*	Biglari Holdings Inc. Class B	318	63
*	Del Frisco's Restaurant Group Inc.	6,579	62
	Johnson Outdoors Inc. Class A	599	61
*	Eros International plc	5,262	59
*	Container Store Group Inc.	5,132	58
	Clear Channel Outdoor Holdings Inc. Class A	12,059	55
*	Weight Watchers International Inc.	714	53
*	J Alexander's Holdings Inc.	4,175	52
*	Cambium Learning Group Inc.	3,644	49
*	Hovnanian Enterprises Inc. Class A	30,894	48
	Tile Shop Holdings Inc.	6,226	48
	Pier 1 Imports Inc.	25,747	47
	Wingstop Inc.	707	47
	Saga Communications Inc. Class A	1,241	47
	Escalade Inc.	3,466	46
	Lifetime Brands Inc.	3,923	46
*	Fiesta Restaurant Group Inc.	1,569	45
*	Boston Omaha Corp. Class A	1,641	43
*	Hemisphere Media Group Inc. Class A	2,947	40
*	Lumber Liquidators Holdings Inc.	2,286	40
*	Town Sports International Holdings Inc.	4,274	39
	Big 5 Sporting Goods Corp.	6,529	37
*	New Home Co. Inc.	4,207	37
*	Monarch Casino & Resort Inc.	748	35
*	Kirkland's Inc.	3,771	34
*	J. Jill Inc.	5,346	32
*	Chuy's Holdings Inc.	1,087	31
*	Stoneridge Inc.	955	29
*	Biglari Holdings Inc.	29	28
*	Central Garden & Pet Co.	683	27
	Fluent Inc.	11,153	27
	Inter Parfums Inc.	404	26
*	Carrols Restaurant Group Inc.	1,601	25
	RCI Hospitality Holdings Inc.	739	24
*	Gaia Inc. Class A	1,336	23
*	New York & Co. Inc.	3,546	16
	BJ's Wholesale Club Holdings Inc.	510	15
*,^	Sears Holdings Corp.	10,706	14
*	Nautilus Inc.	931	14
*	Drive Shack Inc.	1,708	11
	Hamilton Beach Brands Holding Co. Class A	457	11
	Beasley Broadcast Group Inc. Class A	1,338	10
*	Revlon Inc. Class A	366	8
*,^	Empire Resorts Inc.	593	7
*	Vuzix Corp.	756	5
	Strategic Education Inc.	3	—
*	Franklin Covey Co.	2	—
*	XO Group Inc.	1	—
*	Vitamin Shoppe Inc.	2	—
*	Hudson Ltd. Class A	1	—

36

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	Cardlytics Inc.	1	—
*	VOXX International Corp. Class A	3	—
*	Eastman Kodak Co.	2	—
			44,358
Consumer Staples (2.4%)
*	Edgewell Personal Care Co.	17,669	998
	Sanderson Farms Inc.	6,787	718
	B&G Foods Inc.	19,519	624
*	United Natural Foods Inc.	16,703	593
	Core-Mark Holding Co. Inc.	13,779	493
	Universal Corp.	8,119	486
*	Rite Aid Corp.	348,428	477
*	SUPERVALU Inc.	12,557	405
*	Hostess Brands Inc. Class A	32,108	378
	Fresh Del Monte Produce Inc.	9,900	371
	Andersons Inc.	8,850	362
*	Simply Good Foods Co.	19,610	353
	Cal-Maine Foods Inc.	6,048	299
	Vector Group Ltd.	17,671	274
	Lancaster Colony Corp.	1,684	263
	SpartanNash Co.	11,584	247
	Dean Foods Co.	29,674	226
	Ingles Markets Inc. Class A	5,020	180
	Weis Markets Inc.	3,359	156
	Tootsie Roll Industries Inc.	4,515	130
*	Farmer Brothers Co.	3,308	96
	Village Super Market Inc. Class A	3,178	93
	Limoneira Co.	2,758	85
*,^	GNC Holdings Inc. Class A	26,359	82
*	Diplomat Pharmacy Inc.	3,674	76
*	Seneca Foods Corp. Class A	2,260	73
*,^	Cadiz Inc.	7,044	68
*	Natural Grocers by Vitamin Cottage Inc.	2,935	57
*	Smart & Final Stores Inc.	7,354	51
*	Alliance One International Inc.	2,729	48
	Alico Inc.	1,184	38
	MGP Ingredients Inc.	490	38
*	Nature's Sunshine Products Inc.	2,767	25
	Natural Health Trends Corp.	210	6
			8,869
Energy (7.0%)
*	Oasis Petroleum Inc.	89,339	1,203
*	PDC Energy Inc.	21,991	1,159
	McDermott International Inc.	59,559	1,152
*	Southwestern Energy Co.	195,718	1,100
	Peabody Energy Corp.	26,484	1,094
*	Oceaneering International Inc.	33,426	945
*	Callon Petroleum Co.	74,220	839
	Golar LNG Ltd.	31,178	797
*	Gulfport Energy Corp.	57,348	674
*	Oil States International Inc.	19,392	656
*	Dril-Quip Inc.	12,385	652
	SemGroup Corp. Class A	26,337	637
*	California Resources Corp.	14,869	618
	World Fuel Services Corp.	22,003	617
*	NOW Inc.	35,505	610
*	Rowan Cos. plc Class A	42,186	592
	Arch Coal Inc. Class A	6,240	553
	Archrock Inc.	41,369	523
*	Noble Corp. plc	81,764	499
	Ocean Rig UDW Inc.	17,976	487
*	Superior Energy Services Inc.	49,892	449
*	Unit Corp.	17,023	448
*	C&J Energy Services Inc.	20,978	439

37

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	Denbury Resources Inc.	77,313	431
*	Helix Energy Solutions Group Inc.	45,769	428
*,^	Sunrun Inc.	31,280	410
*,^	Diamond Offshore Drilling Inc.	21,080	367
*	Forum Energy Technologies Inc.	26,356	315
*	Newpark Resources Inc.	28,593	300
*	Renewable Energy Group Inc.	11,021	297
*	Laredo Petroleum Inc.	35,272	292
*	Exterran Corp.	10,539	289
	Warrior Met Coal Inc.	11,683	281
*	SunCoke Energy Inc.	21,140	236
	Green Plains Inc.	12,815	227
*	CONSOL Energy Inc.	5,280	227
*	Talos Energy Inc.	6,555	226
*,^	Resolute Energy Corp.	6,714	221
	TerraForm Power Inc. Class A	19,535	218
*	Frank's International NV	23,814	210
*	Par Pacific Holdings Inc.	10,337	210
*	W&T Offshore Inc.	30,249	205
*,^	Halcon Resources Corp.	43,409	199
*	HighPoint Resources Corp.	35,371	195
*	Bonanza Creek Energy Inc.	6,127	190
*	Matrix Service Co.	8,604	180
*	SandRidge Energy Inc.	9,968	158
*	Select Energy Services Inc. Class A	11,378	155
*	REX American Resources Corp.	1,851	149
*	Alta Mesa Resources Inc.	31,197	148
*	Enphase Energy Inc.	28,138	138
	Delek US Holdings Inc.	2,337	127
*	Clean Energy Fuels Corp.	44,625	123
*	SEACOR Marine Holdings Inc.	5,256	108
*	Matador Resources Co.	3,100	101
*	Trecora Resources	6,742	94
*	Northern Oil and Gas Inc.	26,415	91
	FTS International Inc.	8,255	91
*	Natural Gas Services Group Inc.	4,058	90
*,^	SunPower Corp. Class A	13,184	89
*	Ameresco Inc. Class A	6,151	88
*	Nine Energy Service Inc.	2,924	88
*	Energy XXI Gulf Coast Inc.	9,136	83
*	SilverBow Resources Inc.	2,640	81
*	Era Group Inc.	6,561	78
*	Pioneer Energy Services Corp.	22,775	73
*	RigNet Inc.	4,264	70
*	Ultra Petroleum Corp.	51,791	68
*	Infrastructure and Energy Alternatives Inc.	5,565	59
*	CARBO Ceramics Inc.	6,617	57
*	Cloud Peak Energy Inc.	24,089	57
*	Midstates Petroleum Co. Inc.	4,874	57
*	Basic Energy Services Inc.	6,240	55
*	NCS Multistage Holdings Inc.	3,179	52
*	Earthstone Energy Inc. Class A	6,137	51
	Panhandle Oil and Gas Inc. Class A	2,457	46
*	Flotek Industries Inc.	17,903	45
*	Dawson Geophysical Co.	6,860	43
*	Vivint Solar Inc.	7,288	38
*	Smart Sand Inc.	7,231	36
	Hallador Energy Co.	5,401	33
*,^	Approach Resources Inc.	14,653	32
	Adams Resources & Energy Inc.	687	32
*	FuelCell Energy Inc.	26,507	31
*	Independence Contract Drilling Inc.	6,982	31
*	Isramco Inc.	233	27
*	TETRA Technologies Inc.	5,179	24

38

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	EP Energy Corp. Class A	13,157	23
*,^	Eclipse Resources Corp.	14,798	21
*	Abraxas Petroleum Corp.	8,258	19
	Quintana Energy Services Inc.	2,060	16
*	WildHorse Resource Development Corp.	664	14
*	Goodrich Petroleum Corp.	946	13
*	Ring Energy Inc.	1,072	13
*	Keane Group Inc.	991	12
	CVR Energy Inc.	282	11
*	Nuverra Environmental Solutions Inc.	441	5
*	Berry Petroleum Corp.	200	3
*	Ramaco Resources Inc.	150	1
	Nordic American Offshore Ltd.	72	—
*	Pacific Ethanol Inc.	1	—
*	Jones Energy Inc. Class A	3	—
			26,145
Financial Services (40.0%)
	IBERIABANK Corp.	18,533	1,606
*	MGIC Investment Corp.	121,903	1,551
	Hancock Whitney Corp.	28,014	1,444
	Gramercy Property Trust	52,784	1,444
	Radian Group Inc.	70,992	1,443
	Sabra Health Care REIT Inc.	58,652	1,383
	Chemical Financial Corp.	23,499	1,342
	United Bankshares Inc.	33,468	1,319
	Cousins Properties Inc.	138,634	1,296
	Stifel Financial Corp.	23,005	1,285
	LaSalle Hotel Properties	36,474	1,281
	Valley National Bancorp	106,162	1,279
	Healthcare Realty Trust Inc.	41,137	1,274
	RLJ Lodging Trust	56,800	1,244
	Sunstone Hotel Investors Inc.	73,690	1,237
	Selective Insurance Group Inc.	19,043	1,223
	MB Financial Inc.	25,100	1,216
	CNO Financial Group Inc.	54,847	1,185
	Blackstone Mortgage Trust Inc. Class A	33,540	1,142
	UMB Financial Corp.	14,813	1,115
	Glacier Bancorp Inc.	24,044	1,098
	BancorpSouth Bank	31,515	1,097
	Cathay General Bancorp	25,845	1,093
	American Equity Investment Life Holding Co.	29,396	1,090
	Community Bank System Inc.	16,420	1,086
	Physicians Realty Trust	61,396	1,074
	Investors Bancorp Inc.	82,162	1,052
	Education Realty Trust Inc.	25,314	1,047
	Fulton Financial Corp.	57,303	1,043
	First Industrial Realty Trust Inc.	31,859	1,034
	Columbia Banking System Inc.	24,058	1,016
	Old National Bancorp	50,004	1,015
	CoreCivic Inc.	39,161	1,014
	First Financial Bancorp	31,456	988
	South State Corp.	11,945	985
	PotlatchDeltic Corp.	20,219	977
	Washington Federal Inc.	28,272	964
	STAG Industrial Inc.	33,085	955
	Home BancShares Inc.	40,491	948
	Simmons First National Corp. Class A	29,750	940
	First Midwest Bancorp Inc.	34,232	930
	Union Bankshares Corp.	21,567	897
	Rexford Industrial Realty Inc.	26,753	869
	Pebblebrook Hotel Trust	22,409	865
	Xenia Hotels & Resorts Inc.	35,193	854
	CenterState Bank Corp.	27,882	854

39

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Great Western Bancorp Inc.	19,554	851
* Enstar Group Ltd.	3,961	846
ProAssurance Corp.	17,490	846
CVB Financial Corp.	35,054	843
International Bancshares Corp.	17,994	843
Piedmont Office Realty Trust Inc. Class A	42,388	841
WesBanco Inc.	17,001	839
Washington REIT	26,141	825
Trustmark Corp.	22,908	813
GEO Group Inc.	31,577	801
DiamondRock Hospitality Co.	66,613	797
Apollo Commercial Real Estate Finance Inc.	40,607	789
First Merchants Corp.	16,286	784
* Genworth Financial Inc. Class A	166,471	774
Acadia Realty Trust	26,945	768
Hope Bancorp Inc.	43,706	765
Independent Bank Corp.	8,124	740
Renasant Corp.	15,783	737
United Community Banks Inc.	23,859	724
Retail Opportunity Investments Corp.	36,145	713
Towne Bank	21,587	704
Terreno Realty Corp.	17,898	687
Argo Group International Holdings Ltd.	10,700	682
Urban Edge Properties	29,793	681
* Essent Group Ltd.	15,498	672
Banner Corp.	10,426	671
Lexington Realty Trust	71,451	667
Mack-Cali Realty Corp.	30,404	664
Chesapeake Lodging Trust	19,581	644
Horace Mann Educators Corp.	13,586	629
* First BanCorp	70,500	617
National Health Investors Inc.	7,546	598
LTC Properties Inc.	12,801	595
Invesco Mortgage Capital Inc.	36,555	593
Kemper Corp.	7,226	588
Heartland Financial USA Inc.	9,621	585
Northwest Bancshares Inc.	31,539	575
Berkshire Hills Bancorp Inc.	13,566	573
Colony Credit Real Estate Inc.	28,409	570
Westamerica Bancorporation	8,900	570
Capitol Federal Financial Inc.	43,037	569
NBT Bancorp Inc.	14,041	568
First Commonwealth Financial Corp.	33,889	568
Agree Realty Corp.	9,813	560
Government Properties Income Trust	32,789	554
S&T Bancorp Inc.	11,819	551
Seritage Growth Properties Class A	10,666	549
* PRA Group Inc.	14,762	540
Waddell & Reed Financial Inc. Class A	26,934	539
Alexander & Baldwin Inc.	22,854	536
American Assets Trust Inc.	13,128	519
Provident Financial Services Inc.	20,178	509
First Interstate BancSystem Inc. Class A	10,698	497
Global Net Lease Inc.	22,857	496
Hilltop Holdings Inc.	23,786	494
Ladder Capital Corp. Class A	28,288	491
Employers Holdings Inc.	10,711	491
Kite Realty Group Trust	27,541	481
Park National Corp.	4,358	480
Washington Prime Group Inc.	61,661	477
Safety Insurance Group Inc.	4,874	471
CareTrust REIT Inc.	25,290	467
Brookline Bancorp Inc.	25,701	466
First Busey Corp.	14,472	464

40

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
	Summit Hotel Properties Inc.	33,644	462
	OceanFirst Financial Corp.	15,502	453
	AmTrust Financial Services Inc.	30,936	450
	Sandy Spring Bancorp Inc.	11,270	440
	Walker & Dunlop Inc.	7,988	435
*	Cannae Holdings Inc.	22,114	430
	LegacyTexas Financial Group Inc.	9,284	430
	National Storage Affiliates Trust	15,112	429
	Kennedy-Wilson Holdings Inc.	19,967	428
	Select Income REIT	20,591	423
	Navigators Group Inc.	6,044	423
	Redwood Trust Inc.	24,410	414
	Heritage Financial Corp.	11,279	409
	QTS Realty Trust Inc. Class A	8,918	408
	AMERISAFE Inc.	6,373	407
*	FGL Holdings	46,126	402
	Tompkins Financial Corp.	4,556	400
	PennyMac Mortgage Investment Trust	19,962	399
	First Bancorp	9,518	397
*	Pacific Premier Bancorp Inc.	9,923	392
	Boston Private Financial Holdings Inc.	27,106	392
	Beneficial Bancorp Inc.	22,195	391
*	Seacoast Banking Corp. of Florida	12,310	389
	Southside Bancshares Inc.	10,855	386
	City Holding Co.	4,751	385
	Tier REIT Inc.	15,906	379
*	LendingClub Corp.	104,216	376
	Cadence BanCorp Class A	13,006	367
	Monmouth Real Estate Investment Corp.	20,773	361
	Ramco-Gershenson Properties Trust	25,807	360
	WSFS Financial Corp.	7,319	357
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	16,553	357
	Independent Bank Group Inc.	5,132	355
*	Third Point Reinsurance Ltd.	26,249	352
	Piper Jaffray Cos.	4,539	349
	Nelnet Inc. Class A	6,054	349
*	Encore Capital Group Inc.	8,461	328
	Stewart Information Services Corp.	7,225	324
	ARMOUR Residential REIT Inc.	13,535	318
*	Flagstar Bancorp Inc.	9,613	318
	Bryn Mawr Bank Corp.	6,486	317
	Chatham Lodging Trust	14,717	316
	United Fire Group Inc.	6,172	306
	Getty Realty Corp.	10,497	306
	1st Source Corp.	5,431	304
	TriCo Bancshares	7,812	304
	InfraREIT Inc.	14,384	300
	Independence Realty Trust Inc.	28,377	293
	United Financial Bancorp Inc.	16,494	293
	Kearny Financial Corp.	21,333	292
*	Ambac Financial Group Inc.	13,796	291
	Franklin Street Properties Corp.	33,920	291
	BancFirst Corp.	4,481	286
	RE/MAX Holdings Inc. Class A	5,799	286
	Lakeland Bancorp Inc.	14,639	283
	Banc of California Inc.	13,997	282
	TrustCo Bank Corp. NY	30,452	282
*	INTL. FCStone Inc.	4,991	278
	CorePoint Lodging Inc.	13,236	276
	Enterprise Financial Services Corp.	4,897	276
	MTGE Investment Corp.	14,008	275
*,^	Columbia Financial Inc.	16,162	274
	Hersha Hospitality Trust Class A	11,581	273
*,^	MBIA Inc.	26,427	271

41

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Central Pacific Financial Corp.	9,569	271
Univest Corp. of Pennsylvania	9,379	267
PS Business Parks Inc.	2,022	264
FBL Financial Group Inc. Class A	3,218	262
State Bank Financial Corp.	8,034	262
National Bank Holdings Corp. Class A	6,279	252
Virtus Investment Partners Inc.	1,953	252
Capstead Mortgage Corp.	29,934	251
Community Trust Bancorp Inc.	5,041	249
Horizon Bancorp Inc.	12,042	246
CBL & Associates Properties Inc.	55,094	246
National Western Life Group Inc. Class A	742	242
* HomeStreet Inc.	8,104	239
Hanmi Financial Corp.	9,135	238
Meridian Bancorp Inc.	13,273	238
* World Acceptance Corp.	1,998	237
iStar Inc.	21,177	237
^ New York Mortgage Trust Inc.	36,448	233
Flushing Financial Corp.	8,921	231
Easterly Government Properties Inc.	11,362	230
Northfield Bancorp Inc.	14,129	230
Camden National Corp.	5,006	229
OFG Bancorp	14,089	228
Preferred Apartment Communities Inc. Class A	12,728	227
CBTX Inc.	6,062	222
National General Holdings Corp.	8,018	219
Urstadt Biddle Properties Inc. Class A	9,617	219
Granite Point Mortgage Trust Inc.	11,347	217
Arbor Realty Trust Inc.	17,683	217
Stock Yards Bancorp Inc.	5,535	214
Great Southern Bancorp Inc.	3,593	213
Federated Investors Inc. Class B	9,197	213
Investors Real Estate Trust	39,023	213
Oritani Financial Corp.	13,045	211
TPG RE Finance Trust Inc.	10,219	211
Washington Trust Bancorp Inc.	3,483	209
NorthStar Realty Europe Corp.	15,223	209
* St. Joe Co.	12,077	208
First Defiance Financial Corp.	6,488	208
Peoples Bancorp Inc.	5,748	206
Banco Latinoamericano de Comercio Exterior SA	9,957	206
Investment Technology Group Inc.	9,192	201
CatchMark Timber Trust Inc. Class A	15,978	200
First Financial Corp.	3,876	199
Peapack Gladstone Financial Corp.	5,959	199
Front Yard Residential Corp.	16,045	196
Bank of Marin Bancorp	2,212	195
German American Bancorp Inc.	5,167	194
Dime Community Bancshares Inc.	10,554	192
Bridge Bancorp Inc.	5,395	189
Mercantile Bank Corp.	5,278	187
QCR Holdings Inc.	4,252	185
Gladstone Commercial Corp.	9,145	182
Opus Bank	6,411	182
* EZCORP Inc. Class A	16,284	181
James River Group Holdings Ltd.	4,388	180
Ashford Hospitality Trust Inc.	27,648	179
ConnectOne Bancorp Inc.	7,259	179
Armada Hoffler Properties Inc.	11,458	179
First Community Bancshares Inc.	5,316	178
* eHealth Inc.	6,102	178
Community Healthcare Trust Inc.	5,663	176
First of Long Island Corp.	7,980	174
Fidelity Southern Corp.	7,130	173

42

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
	AG Mortgage Investment Trust Inc.	9,138	172
	State Auto Financial Corp.	5,434	171
	Whitestone REIT	12,414	169
	Four Corners Property Trust Inc.	6,283	169
	First Bancshares Inc.	4,082	168
*	Bancorp Inc.	16,392	164
	NexPoint Residential Trust Inc.	5,087	164
*	Ocwen Financial Corp.	39,210	164
	United Community Financial Corp.	15,767	163
	First Mid-Illinois Bancshares Inc.	3,962	163
	Financial Institutions Inc.	4,995	161
*	Veritex Holdings Inc.	5,251	161
*	Franklin Financial Network Inc.	4,158	161
*	TriState Capital Holdings Inc.	5,349	159
	BBX Capital Corp. Class A	21,339	159
	Industrial Logistics Properties Trust	6,567	158
*	Customers Bancorp Inc.	6,394	158
	RLI Corp.	2,029	156
	Federal Agricultural Mortgage Corp.	2,018	156
	Anworth Mortgage Asset Corp.	31,678	155
*	WMIH Corp.	102,300	154
	Old Line Bancshares Inc.	4,509	154
	New Senior Investment Group Inc.	24,281	154
*	Tejon Ranch Co.	6,837	152
	Republic Bancorp Inc. Class A	3,125	152
	Arrow Financial Corp.	3,856	152
	B. Riley Financial Inc.	6,555	150
*	Spirit MTA REIT	13,998	150
*	Nicolet Bankshares Inc.	2,705	150
	CorEnergy Infrastructure Trust Inc.	3,919	147
	Western Asset Mortgage Capital Corp.	13,159	146
	Bar Harbor Bankshares	4,961	146
	Old Second Bancorp Inc.	9,447	146
	CNB Financial Corp.	4,713	145
	Green Bancorp Inc.	5,916	142
	One Liberty Properties Inc.	4,870	140
	Origin Bancorp Inc.	3,455	140
*	Allegiance Bancshares Inc.	3,128	139
	Orchid Island Capital Inc.	17,367	138
	PennyMac Financial Services Inc. Class A	6,450	136
	Sierra Bancorp	4,587	136
*,^	Citizens Inc. Class A	16,096	135
	Access National Corp.	4,949	134
	Farmers National Banc Corp.	8,240	131
	Independent Bank Corp.	5,179	129
	Cedar Realty Trust Inc.	28,774	129
	Waterstone Financial Inc.	7,604	128
	Ares Commercial Real Estate Corp.	8,715	127
	RBB Bancorp	4,446	127
*	FRP Holdings Inc.	1,941	127
*	Greenlight Capital Re Ltd. Class A	9,710	125
	City Office REIT Inc.	9,516	123
	MidWestOne Financial Group Inc.	3,629	122
*	First Foundation Inc.	7,521	122
*	Byline Bancorp Inc.	5,300	121
*	Donnelley Financial Solutions Inc.	5,776	121
	Live Oak Bancshares Inc.	3,974	120
*	Equity Bancshares Inc. Class A	2,957	120
*	National Commerce Corp.	2,697	119
	Pennsylvania REIT	11,594	118
	Home Bancorp Inc.	2,576	118
	Exantas Capital Corp.	9,881	117
	Midland States Bancorp Inc.	3,362	116
	First Connecticut Bancorp Inc.	3,647	116

43

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
* HomeTrust Bancshares Inc.	3,983	115
Dynex Capital Inc.	17,652	113
Southern National Bancorp of Virginia Inc.	6,354	112
* Altisource Portfolio Solutions SA	3,058	111
American National Bankshares Inc.	2,683	110
KKR Real Estate Finance Trust Inc.	5,188	110
Braemar Hotels & Resorts Inc.	9,515	110
* Eagle Bancorp Inc.	2,024	109
Arlington Asset Investment Corp. Class A	10,634	108
Citizens & Northern Corp.	3,857	108
West Bancorporation Inc.	4,456	108
Enterprise Bancorp Inc.	2,917	105
Lakeland Financial Corp.	2,112	104
Peoples Financial Services Corp.	2,241	103
* FCB Financial Holdings Inc. Class A	1,979	103
National Bankshares Inc.	2,199	101
MedEquities Realty Trust Inc.	9,304	100
Sutherland Asset Management Corp.	5,745	99
* Goosehead Insurance Inc. Class A	3,174	98
Northrim BanCorp Inc.	2,207	98
Macatawa Bank Corp.	7,867	98
Oppenheimer Holdings Inc. Class A	3,144	98
PCSB Financial Corp.	4,776	98
FB Financial Corp.	2,222	98
First Bancorp Inc.	3,303	97
HCI Group Inc.	2,381	96
Merchants Bancorp	3,684	96
Innovative Industrial Properties Inc.	2,087	95
Western New England Bancorp Inc.	8,758	93
Capital City Bank Group Inc.	3,716	91
* SmartFinancial Inc.	3,695	91
Blue Hills Bancorp Inc.	3,938	91
Ames National Corp.	2,982	90
Summit Financial Group Inc.	3,563	90
Codorus Valley Bancorp Inc.	2,821	88
* Forestar Group Inc.	3,428	88
* Cardtronics plc Class A	2,506	88
* Republic First Bancorp Inc.	11,272	88
Jernigan Capital Inc.	4,391	88
Global Indemnity Ltd.	2,226	88
* Metropolitan Bank Holding Corp.	2,120	87
* Baycom Corp.	3,327	87
Southern Missouri Bancorp Inc.	2,170	87
Heritage Insurance Holdings Inc.	5,753	84
Maiden Holdings Ltd.	22,166	84
Reliant Bancorp Inc.	3,029	83
* Southern First Bancshares Inc.	2,002	83
First Internet Bancorp	2,635	83
Central Valley Community Bancorp	3,812	82
Carolina Financial Corp.	1,970	81
PICO Holdings Inc.	6,742	81
Business First Bancshares Inc.	3,086	80
ACNB Corp.	2,221	79
Penns Woods Bancorp Inc.	1,746	79
Guaranty Bancshares Inc.	2,503	79
Charter Financial Corp.	3,155	79
Cambridge Bancorp	873	78
Civista Bancshares Inc.	3,270	78
EVERTEC Inc.	3,235	78
EMC Insurance Group Inc.	3,007	77
Cherry Hill Mortgage Investment Corp.	4,139	77
Shore Bancshares Inc.	4,097	77
Bluerock Residential Growth REIT Inc. Class A	7,771	77
First Bank	5,306	76

44

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Territorial Bancorp Inc.	2,530	76
Timberland Bancorp Inc.	2,121	75
Premier Financial Bancorp Inc.	3,854	75
MidSouth Bancorp Inc.	4,866	75
* Cowen Inc. Class A	4,874	74
* NMI Holdings Inc. Class A	3,400	73
Norwood Financial Corp.	1,870	73
Protective Insurance Corp. Class B	3,117	73
MBT Financial Corp.	6,678	73
^ Farmland Partners Inc.	10,315	73
MutualFirst Financial Inc.	1,901	72
Evans Bancorp Inc.	1,518	72
Investors Title Co.	370	72
BankFinancial Corp.	4,472	71
Great Ajax Corp.	5,226	71
* BSB Bancorp Inc.	2,045	68
Riverview Bancorp Inc.	6,894	68
C&F Financial Corp.	1,077	67
Century Bancorp Inc. Class A	931	66
GAIN Capital Holdings Inc.	8,897	66
BCB Bancorp Inc.	4,403	65
Bank of Commerce Holdings	5,044	65
SB One Bancorp	2,323	65
* Community Bankers Trust Corp.	6,984	63
Orrstown Financial Services Inc.	2,416	63
* Bank of Princeton	1,879	62
* AV Homes Inc.	2,868	62
Global Medical REIT Inc.	6,391	61
Prudential Bancorp Inc.	3,322	61
Tiptree Inc.	9,239	60
First Business Financial Services Inc.	2,698	60
BrightSphere Investment Group plc	4,711	60
* Howard Bancorp Inc.	3,421	60
ESSA Bancorp Inc.	3,699	59
First Community Corp.	2,331	59
* MoneyGram International Inc.	8,951	58
Gladstone Land Corp.	4,249	58
* Stratus Properties Inc.	1,907	58
SI Financial Group Inc.	4,179	58
* OP Bancorp	4,693	57
Ohio Valley Banc Corp.	1,334	56
Luther Burbank Corp.	4,913	56
Unity Bancorp Inc.	2,288	56
Consolidated-Tomoka Land Co.	889	56
Investar Holding Corp.	1,994	55
LCNB Corp.	2,923	54
Independence Holding Co.	1,518	53
* HarborOne Bancorp Inc.	2,709	53
* NI Holdings Inc.	3,156	53
Bankwell Financial Group Inc.	1,687	53
Community Financial Corp.	1,591	53
* Entegra Financial Corp.	1,926	53
United Security Bancshares	4,718	52
* First Northwest Bancorp	3,101	52
Parke Bancorp Inc.	2,251	52
Middlefield Banc Corp.	1,045	52
First Choice Bancorp	1,908	52
* Pacific Mercantile Bancorp	5,054	51
Fidelity D&D Bancorp Inc.	858	51
* Regional Management Corp.	1,519	51
1st Constitution Bancorp	2,384	50
MVB Financial Corp.	2,735	50
Hingham Institution for Savings	229	50
CB Financial Services Inc.	1,519	49

45

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
* Hallmark Financial Services Inc.	4,241	48
Guaranty Bancorp	1,516	47
Northeast Bancorp	2,151	47
* Select Bancorp Inc.	3,655	47
Mid Penn Bancorp Inc.	1,529	47
Peoples Bancorp of North Carolina Inc.	1,511	46
FedNat Holding Co.	1,745	46
* Atlantic Capital Bancshares Inc.	2,513	46
Saul Centers Inc.	763	46
First United Corp.	2,223	45
Chemung Financial Corp.	1,065	45
Oak Valley Bancorp	2,124	45
County Bancorp Inc.	1,769	44
Donegal Group Inc. Class A	3,047	44
Safety Income & Growth Inc.	2,572	42
* PDL Community Bancorp	2,858	42
First Guaranty Bancshares Inc.	1,691	42
UMH Properties Inc.	2,644	42
First Savings Financial Group Inc.	592	42
* Malvern Bancorp Inc.	1,680	41
First Financial Northwest Inc.	2,358	41
Kingstone Cos. Inc.	2,205	41
* Provident Bancorp Inc.	1,288	36
Auburn National Bancorporation Inc.	769	36
BRT Apartments Corp.	2,685	35
United Insurance Holdings Corp.	1,623	34
Crawford & Co. Class B	3,800	33
Associated Capital Group Inc. Class A	866	32
Capstar Financial Holdings Inc.	1,812	32
* Esquire Financial Holdings Inc.	1,174	31
Universal Health Realty Income Trust	389	30
GAMCO Investors Inc. Class A	1,132	29
PJT Partners Inc.	422	24
FS Bancorp Inc.	419	24
Sterling Bancorp Inc.	1,989	24
* Impac Mortgage Holdings Inc.	3,193	24
Heritage Commerce Corp.	1,372	22
Greenhill & Co. Inc.	765	21
* Bridgewater Bancshares Inc.	1,605	21
* On Deck Capital Inc.	2,194	18
* Transcontinental Realty Investors Inc.	545	17
CoBiz Financial Inc.	654	15
* GreenSky Inc. Class A	729	15
* Spirit of Texas Bancshares Inc.	640	14
Level One Bancorp Inc.	454	13
Farmers & Merchants Bancorp Inc.	276	13
Griffin Industrial Realty Inc.	291	12
* American Realty Investors Inc.	672	11
* Focus Financial Partners Inc. Class A	264	11
* Essential Properties Realty Trust Inc.	720	10
Oconee Federal Financial Corp.	379	10
Ladenburg Thalmann Financial Services Inc.	2,744	9
^ Union Bankshares Inc.	155	8
Greene County Bancorp Inc.	199	7
* Evo Payments Inc. Class A	175	4
Value Line Inc.	29	1
Clipper Realty Inc.	4	—
Hamilton Lane Inc. Class A	1	—
Pzena Investment Management Inc. Class A	3	—
Old Point Financial Corp.	1	—
		149,906
Health Care (4.9%)
* Endo International plc	69,579	1,193
* Avanos Medical Inc.	15,506	1,118

46

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	Mallinckrodt plc	27,377	943
*	Syneos Health Inc.	18,705	932
*	LifePoint Health Inc.	11,859	764
*	Allscripts Healthcare Solutions Inc.	50,736	741
*	Prestige Consumer Healthcare Inc.	17,842	687
*,^	OPKO Health Inc.	106,704	632
*	Brookdale Senior Living Inc.	62,272	618
	Patterson Cos. Inc.	26,941	608
*	Magellan Health Inc.	8,148	599
*	Akorn Inc.	26,760	420
	CONMED Corp.	5,170	416
*	LivaNova plc	3,311	416
*	Cambrex Corp.	6,071	409
*	Acorda Therapeutics Inc.	12,469	359
	Owens & Minor Inc.	19,869	337
	National HealthCare Corp.	3,948	304
*	AMAG Pharmaceuticals Inc.	11,158	272
*	AngioDynamics Inc.	11,857	266
	Luminex Corp.	7,768	219
*	Integer Holdings Corp.	2,694	215
*	Prothena Corp. plc	13,062	199
*	Anika Therapeutics Inc.	4,689	194
*	Zogenix Inc.	3,445	166
	Invacare Corp.	10,716	163
*	Intra-Cellular Therapies Inc.	7,343	161
*	Triple-S Management Corp. Class B	7,185	156
*	Achillion Pharmaceuticals Inc.	44,187	152
*	Five Prime Therapeutics Inc.	10,790	151
*	Quality Systems Inc.	6,368	146
*	Amphastar Pharmaceuticals Inc.	7,142	136
*	HMS Holdings Corp.	4,085	131
*	CryoLife Inc.	3,665	127
*	Myriad Genetics Inc.	2,514	125
*	Adverum Biotechnologies Inc.	16,332	124
*	Arena Pharmaceuticals Inc.	3,194	124
*	Novavax Inc.	78,873	123
*	PDL BioPharma Inc.	48,248	117
*	Acceleron Pharma Inc.	2,146	116
*	Cross Country Healthcare Inc.	11,548	116
*	Concert Pharmaceuticals Inc.	6,920	109
*	Community Health Systems Inc.	27,872	108
*	Immunomedics Inc.	3,984	107
*	BioScrip Inc.	36,308	105
*	Surgery Partners Inc.	5,451	95
*	Adamas Pharmaceuticals Inc.	3,498	81
*	Albireo Pharma Inc.	2,285	79
*	Arbutus Biopharma Corp.	8,382	76
*	Orthofix Medical Inc.	1,379	74
*	RTI Surgical Inc.	15,350	69
*	Alder Biopharmaceuticals Inc.	3,597	65
*	Medicines Co.	1,634	65
*	Harvard Bioscience Inc.	10,821	64
*	Cymabay Therapeutics Inc.	4,482	61
*	Tetraphase Pharmaceuticals Inc.	16,770	59
*	BioTime Inc.	21,231	58
*	SeaSpine Holdings Corp.	3,779	58
*	Chimerix Inc.	14,278	57
*	Spectrum Pharmaceuticals Inc.	2,572	55
*	Calithera Biosciences Inc.	10,090	55
*	Ra Pharmaceuticals Inc.	4,429	54
*	Epizyme Inc.	4,537	54
*	Synlogic Inc.	5,004	53
	Computer Programs & Systems Inc.	1,863	51
*,^	Lannett Co. Inc.	9,443	51

47

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	Ardelyx Inc.	10,894	47
	Meridian Bioscience Inc.	2,894	45
*	Portola Pharmaceuticals Inc.	1,488	44
*	FONAR Corp.	1,671	44
*	Catalyst Biosciences Inc.	3,861	42
*	AVEO Pharmaceuticals Inc.	13,583	41
*	Aratana Therapeutics Inc.	7,429	39
*	Cerus Corp.	4,845	38
*	Immune Design Corp.	9,722	37
*	Endocyte Inc.	1,816	36
*	BioCryst Pharmaceuticals Inc.	4,816	35
*	Karyopharm Therapeutics Inc.	1,523	32
*	Dynavax Technologies Corp.	2,225	31
*	NantKwest Inc.	9,018	31
	Melinta Therapeutics Inc.	6,323	30
*	Audentes Therapeutics Inc.	810	30
*	Bellicum Pharmaceuticals Inc.	4,063	29
*	R1 RCM Inc.	2,813	28
*	NewLink Genetics Corp.	8,937	28
*,^	Nymox Pharmaceutical Corp.	9,700	25
*	Civitas Solutions Inc.	1,527	24
*	Cara Therapeutics Inc.	1,171	24
*	resTORbio Inc.	1,976	23
*	Spero Therapeutics Inc.	2,038	23
*	Aclaris Therapeutics Inc.	1,449	23
*	Syndax Pharmaceuticals Inc.	2,891	22
*	Cellular Biomedicine Group Inc.	993	21
	Utah Medical Products Inc.	208	19
*	XOMA Corp.	966	18
*	Akebia Therapeutics Inc.	2,196	18
*	ArQule Inc.	2,615	17
*	Rigel Pharmaceuticals Inc.	5,074	17
*	AAC Holdings Inc.	1,916	17
*	Molecular Templates Inc.	2,929	17
	Phibro Animal Health Corp. Class A	348	16
*	Assertio Therapeutics Inc.	2,543	16
*	Minerva Neurosciences Inc.	1,548	16
	Menlo Therapeutics Inc.	2,087	16
*	OraSure Technologies Inc.	931	15
*	CareDx Inc.	595	15
*	Abeona Therapeutics Inc.	939	14
*	Lantheus Holdings Inc.	887	14
	scPharmaceuticals Inc.	2,210	11
*	NanoString Technologies Inc.	673	11
*	CASI Pharmaceuticals Inc.	1,537	11
	National Research Corp.	266	10
*	Cytokinetics Inc.	1,288	10
*	Miragen Therapeutics Inc.	1,629	10
*	American Renal Associates Holdings Inc.	441	10
*	NantHealth Inc.	4,008	9
*	Corium International Inc.	857	8
*	Kiniksa Pharmaceuticals Ltd. Class A	350	8
*	Ovid therapeutics Inc.	1,092	7
	Arcus Biosciences Inc.	505	7
	Tricida Inc.	233	7
*	Zafgen Inc.	741	7
*	PetIQ Inc.	173	7
*	Rockwell Medical Inc.	1,347	7
*	Achaogen Inc.	1,176	6
*	Pfenex Inc.	939	5
	Crinetics Pharmaceuticals Inc.	160	5
	Avrobio Inc.	139	5
*	Corvus Pharmaceuticals Inc.	417	5
*	Athersys Inc.	2,215	5

48

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
* Proteostasis Therapeutics Inc.	1,693	5
Aptinyx Inc.	168	4
* Castlight Health Inc. Class B	1,310	4
* Tocagen Inc.	364	4
* Aquestive Therapeutics Inc.	187	3
* Rubius Therapeutics Inc.	132	3
* Neos Therapeutics Inc.	541	3
Magenta Therapeutics Inc.	187	3
Forty Seven Inc.	175	3
Replimune Group Inc.	125	2
Kezar Life Sciences Inc.	107	2
Xeris Pharmaceuticals Inc.	67	2
* Neon Therapeutics Inc.	135	2
Scholar Rock Holding Corp.	89	2
* Eidos Therapeutics Inc.	114	1
Constellation Pharmaceuticals Inc.	100	1
Translate Bio Inc.	87	1
* Haemonetics Corp.	1	—
* LHC Group Inc.	1	—
* Tivity Health Inc.	2	—
* Providence Service Corp.	1	—
Ensign Group Inc.	1	—
OrthoPediatrics Corp.	1	—
* Sientra Inc.	1	—
* Conformis Inc.	14	—
Quanterix Corp.	1	—
* Enzo Biochem Inc.	3	—
* Quotient Ltd.	1	—
		18,291
Materials & Processing (5.7%)
Louisiana-Pacific Corp.	41,052	1,197
* Allegheny Technologies Inc.	41,561	1,123
Belden Inc.	13,395	974
Carpenter Technology Corp.	15,494	925
* Rexnord Corp.	30,903	897
Commercial Metals Co.	38,828	839
* Cleveland-Cliffs Inc.	83,077	835
Minerals Technologies Inc.	11,804	793
Innospec Inc.	7,884	612
Stepan Co.	6,790	606
Sensient Technologies Corp.	6,650	472
* Gibraltar Industries Inc.	10,388	472
* BMC Stock Holdings Inc.	20,809	468
* AK Steel Holding Corp.	102,485	455
Greif Inc. Class A	7,628	421
Materion Corp.	6,543	417
Hecla Mining Co.	135,698	385
Rayonier Advanced Materials Inc.	16,693	349
Trinseo SA	4,415	341
* Verso Corp.	10,605	333
Schweitzer-Mauduit International Inc.	8,145	331
* Coeur Mining Inc.	51,109	290
Kaiser Aluminum Corp.	2,566	281
PH Glatfelter Co.	14,138	272
Tronox Ltd. Class A	16,388	265
* MRC Global Inc.	12,633	260
HB Fuller Co.	4,501	257
Innophos Holdings Inc.	5,422	237
Mueller Water Products Inc. Class A	20,288	235
Schnitzer Steel Industries Inc.	8,520	224
* AdvanSix Inc.	6,497	220
US Silica Holdings Inc.	10,163	215
* Beacon Roofing Supply Inc.	5,723	212
* PQ Group Holdings Inc.	11,904	212

49

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
American Vanguard Corp.	9,335	204
* Century Aluminum Co.	15,304	193
Quanex Building Products Corp.	11,356	186
Tredegar Corp.	8,420	185
* Tahoe Resources Inc.	53,550	184
* TimkenSteel Corp.	13,011	182
NN Inc.	9,002	180
* Veritiv Corp.	3,743	179
Griffon Corp.	8,954	163
* Unifi Inc.	5,078	162
Haynes International Inc.	4,036	159
* Clearwater Paper Corp.	5,257	153
^ Caesarstone Ltd.	7,457	141
Hawkins Inc.	3,152	130
FutureFuel Corp.	8,403	125
* Landec Corp.	8,819	119
* Armstrong Flooring Inc.	6,324	111
* Nexeo Solutions Inc.	10,802	108
* Intrepid Potash Inc.	31,072	106
Universal Forest Products Inc.	2,538	95
Greif Inc. Class B	1,664	95
Neenah Inc.	1,036	95
Culp Inc.	3,627	92
Olympic Steel Inc.	3,744	83
PolyOne Corp.	1,867	79
* LB Foster Co. Class A	3,373	77
* UFP Technologies Inc.	2,155	76
* Energy Fuels Inc.	23,807	76
* Universal Stainless & Alloy Products Inc.	2,282	69
* AgroFresh Solutions Inc.	10,259	68
* Koppers Holdings Inc.	1,912	68
Apogee Enterprises Inc.	1,369	67
Oil-Dri Corp. of America	1,632	66
Synalloy Corp.	2,688	62
* LSB Industries Inc.	7,026	61
* Amyris Inc.	6,795	61
Compass Minerals International Inc.	921	58
* Lawson Products Inc.	1,670	56
* Northwest Pipe Co.	3,106	56
Worthington Industries Inc.	1,130	53
Eastern Co.	1,776	52
* Foundation Building Materials Inc.	3,358	46
United States Lime & Minerals Inc.	600	46
Interface Inc. Class A	1,903	45
* Masonite International Corp.	596	40
* Kraton Corp.	817	38
* Shiloh Industries Inc.	4,093	37
KMG Chemicals Inc.	459	36
Boise Cascade Co.	797	35
Valhi Inc.	7,730	25
Insteel Industries Inc.	610	23
* NL Industries Inc.	2,717	21
Global Brass & Copper Holdings Inc.	524	20
* GMS Inc.	667	17
Gold Resource Corp.	2,104	11
CompX International Inc.	628	8
Bloom Energy Corp. Class A	157	5
* GCP Applied Technologies Inc.	3	—
Aceto Corp.	6	—
* Huttig Building Products Inc.	3	—
* Ryerson Holding Corp.	1	—
* OMNOVA Solutions Inc.	1	—
* Ampco-Pittsburgh Corp.	1	—

50

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*,§	Ferroglobe R&W Trust	19,424	—
			21,413
Other (0.0%)[2]
*,§	NewStar Financial Inc.	6,148	3
*	Sonos Inc.	152	3
*	Arlo Technologies Inc.	133	3
*,§	Media General Inc. CVR	35,434	1
			10
Producer Durables (11.4%)
*	KLX Inc.	16,540	1,221
	SkyWest Inc.	16,762	1,095
*	Spirit Airlines Inc.	22,620	1,075
*	Darling Ingredients Inc.	53,821	1,065
	GATX Corp.	12,481	1,054
	KBR Inc.	46,440	974
	Barnes Group Inc.	14,117	961
*	FTI Consulting Inc.	12,366	943
	UniFirst Corp.	4,387	812
	Moog Inc. Class A	9,657	762
*	Esterline Technologies Corp.	8,640	743
	Convergys Corp.	29,684	734
	ABM Industries Inc.	21,928	696
	Hawaiian Holdings Inc.	16,733	694
*	Navistar International Corp.	15,389	670
*	SPX FLOW Inc.	13,949	669
	Triton International Ltd.	17,510	662
	Brady Corp. Class A	15,604	631
	Greenbrier Cos. Inc.	10,469	607
	ESCO Technologies Inc.	8,441	571
*	Electronics For Imaging Inc.	14,492	504
	AAR Corp.	10,765	502
*	Atlas Air Worldwide Holdings Inc.	7,704	469
*	TriMas Corp.	15,219	467
	EnPro Industries Inc.	6,077	456
*	Chart Industries Inc.	5,672	428
	ACCO Brands Corp.	34,550	428
*	Milacron Holdings Corp.	20,148	427
	ICF International Inc.	5,219	426
	Kennametal Inc.	10,233	418
*	CBIZ Inc.	17,183	411
*	Sykes Enterprises Inc.	13,500	408
	Steelcase Inc. Class A	27,604	403
	Ship Finance International Ltd.	28,168	400
	EMCOR Group Inc.	4,928	395
	EnerSys	4,742	394
*	TrueBlue Inc.	12,603	369
*	Huron Consulting Group Inc.	7,195	356
	ArcBest Corp.	7,315	352
*	Navigant Consulting Inc.	14,596	349
	Watts Water Technologies Inc. Class A	4,107	339
	Triumph Group Inc.	16,114	335
	Encore Wire Corp.	6,622	333
	Aircastle Ltd.	15,597	326
	Werner Enterprises Inc.	8,629	320
	MTS Systems Corp.	5,814	315
	AZZ Inc.	5,769	310
*	SEACOR Holdings Inc.	5,819	299
*	Casella Waste Systems Inc. Class A	10,529	299
	Actuant Corp. Class A	10,115	298
	Matson Inc.	7,526	281
	Multi-Color Corp.	4,514	279
	Briggs & Stratton Corp.	13,504	272
*	Aegion Corp. Class A	10,869	271
*	OSI Systems Inc.	3,434	267

51

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
	Manitowoc Co. Inc.	11,493	267
	Kelly Services Inc. Class A	10,175	256
	Wabash National Corp.	13,720	250
*	Tidewater Inc.	7,788	249
*	Tutor Perini Corp.	12,174	248
	Quad/Graphics Inc.	10,680	243
*	Kratos Defense & Security Solutions Inc.	18,079	242
	CIRCOR International Inc.	5,288	240
*	Modine Manufacturing Co.	13,697	231
	Rush Enterprises Inc. Class A	5,271	226
	GasLog Ltd.	13,252	223
	Pitney Bowes Inc.	30,547	222
*,^	Team Inc.	9,088	212
	Hyster-Yale Materials Handling Inc.	3,374	208
*	Engility Holdings Inc.	5,901	205
*	Hub Group Inc. Class A	3,849	203
*	SP Plus Corp.	5,214	203
*	Thermon Group Holdings Inc.	7,517	201
*	Lydall Inc.	4,685	200
	Argan Inc.	4,763	190
	Astec Industries Inc.	3,877	189
	Scorpio Tankers Inc.	95,521	183
^	Altra Industrial Motion Corp.	4,660	182
	Ennis Inc.	8,085	176
	Essendant Inc.	12,134	175
	Gorman-Rupp Co.	4,513	165
	Cubic Corp.	2,180	165
*	Control4 Corp.	4,935	160
*	Wesco Aircraft Holdings Inc.	12,807	156
	Marten Transport Ltd.	6,943	153
	Granite Construction Inc.	3,345	153
	Teekay Corp.	22,289	151
*	International Seaways Inc.	7,076	145
*	Ducommun Inc.	3,459	141
	DHT Holdings Inc.	29,891	140
	LSC Communications Inc.	11,174	137
	REV Group Inc.	8,031	137
*	Frontline Ltd.	25,023	136
*	Textainer Group Holdings Ltd.	8,869	134
	Scorpio Bulkers Inc.	18,927	129
	Titan International Inc.	16,346	122
*	Vectrus Inc.	3,688	121
*	Daseke Inc.	13,336	120
*	Covenant Transportation Group Inc. Class A	4,011	120
	Columbus McKinnon Corp.	2,781	118
	Park-Ohio Holdings Corp.	2,834	117
	Standex International Corp.	1,088	117
	RR Donnelley & Sons Co.	22,977	116
*	Bristow Group Inc.	10,580	116
*	PHH Corp.	10,578	115
	Powell Industries Inc.	2,877	113
	Costamare Inc.	15,868	112
*	Titan Machinery Inc.	6,128	111
	Resources Connection Inc.	6,619	110
	Primoris Services Corp.	4,336	109
	American Railcar Industries Inc.	2,361	108
	Herman Miller Inc.	2,805	107
*	Heritage-Crystal Clean Inc.	4,572	107
	CRA International Inc.	1,851	106
*	InnerWorkings Inc.	13,297	104
	Nordic American Tankers Ltd.	45,629	102
*	Great Lakes Dredge & Dock Corp.	18,565	102
	VSE Corp.	2,612	101
*	SPX Corp.	2,961	101

52

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
* Sterling Construction Co. Inc.	6,687	97
Tetra Tech Inc.	1,391	97
Miller Industries Inc.	3,348	96
* CAI International Inc.	3,251	88
Hurco Cos. Inc.	2,023	87
CECO Environmental Corp.	9,869	83
* YRC Worldwide Inc.	8,555	82
Graham Corp.	2,929	81
Preformed Line Products Co.	996	81
H&E Equipment Services Inc.	2,278	79
* Eagle Bulk Shipping Inc.	15,516	78
* GP Strategies Corp.	4,037	77
* Ardmore Shipping Corp.	10,650	75
Mobile Mini Inc.	1,618	69
* Dorian LPG Ltd.	8,963	68
Teekay Tankers Ltd. Class A	62,177	67
* FreightCar America Inc.	3,886	66
* Twin Disc Inc.	2,528	65
* Overseas Shipholding Group Inc. Class A	18,551	64
* Liquidity Services Inc.	8,489	61
* Willscot Corp. Class A	3,434	60
* Blue Bird Corp.	2,490	57
Marlin Business Services Corp.	1,928	55
* Radiant Logistics Inc.	12,657	55
* DXP Enterprises Inc.	1,196	55
* IES Holdings Inc.	2,711	52
* Safe Bulkers Inc.	16,546	46
* Gulfmark Offshore Inc.	1,205	44
NACCO Industries Inc. Class A	1,225	43
* Orion Group Holdings Inc.	4,787	41
Alamo Group Inc.	421	40
* Maxwell Technologies Inc.	11,070	39
Federal Signal Corp.	1,495	39
Franklin Electric Co. Inc.	787	38
* Vishay Precision Group Inc.	847	37
* Advanced Disposal Services Inc.	1,368	36
* Genco Shipping & Trading Ltd.	2,639	36
* Information Services Group Inc.	7,252	36
Rush Enterprises Inc. Class B	790	35
Systemax Inc.	938	34
* Willis Lease Finance Corp.	935	32
* Gencor Industries Inc.	2,406	31
* PHI Inc.	3,807	31
* Vicor Corp.	493	31
* Mistras Group Inc.	1,304	30
Kimball International Inc. Class B	1,600	28
* General Finance Corp.	1,749	24
Knoll Inc.	901	21
* FARO Technologies Inc.	301	21
* Exela Technologies Inc.	3,178	19
BrightView Holdings Inc.	1,039	18
* Echo Global Logistics Inc.	490	16
ConvergeOne Holdings Inc.	1,663	15
Hackett Group Inc.	728	15
* Babcock & Wilcox Enterprises Inc.	10,597	15
* PAM Transportation Services Inc.	213	12
* Manitex International Inc.	1,011	11
Advanced Emissions Solutions Inc.	666	8
* Hill International Inc.	1,318	6
* USA Truck Inc.	223	5
Korn/Ferry International	2	—
Albany International Corp.	1	—
* Evoqua Water Technologies Corp.	3	—
* ServiceSource International Inc.	17	—

53

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	DHI Group Inc.	4	—
*	Navios Maritime Holdings Inc.	6	—
*	Ascent Capital Group Inc. Class A	1	—
			42,674
Technology (9.8%)
*	Cree Inc.	33,277	1,601
*	CACI International Inc. Class A	8,093	1,578
*	Ciena Corp.	47,317	1,494
*,^	ViaSat Inc.	18,077	1,136
	Perspecta Inc.	47,339	1,101
	Vishay Intertechnology Inc.	43,675	1,039
*	Verint Systems Inc.	21,136	1,026
	SYNNEX Corp.	10,086	978
*	Tech Data Corp.	12,670	922
*	Cirrus Logic Inc.	20,160	886
*	Avaya Holdings Corp.	34,300	801
*	Finisar Corp.	38,339	782
*	Anixter International Inc.	9,758	704
*	NetScout Systems Inc.	27,843	696
*,^	3D Systems Corp.	34,121	694
*	Sanmina Corp.	22,479	692
*	Plexus Corp.	10,923	691
*	Acxiom Corp.	12,790	584
	Maxar Technologies Ltd.	18,683	580
	ManTech International Corp. Class A	8,607	571
*	TTM Technologies Inc.	30,519	571
*	Fabrinet	11,863	568
*	NETGEAR Inc.	7,949	563
	TiVo Corp.	39,656	541
*	Viavi Solutions Inc.	47,484	532
*	Oclaro Inc.	55,421	529
	InterDigital Inc.	6,282	519
*	Knowles Corp.	28,423	515
*	Synaptics Inc.	10,334	499
*	MicroStrategy Inc. Class A	3,238	482
*	KEMET Corp.	18,330	474
*	Infinera Corp.	49,180	440
*	Evolent Health Inc. Class A	16,852	430
*	Rambus Inc.	34,671	424
*	Mercury Systems Inc.	7,634	416
*,^	Stratasys Ltd.	16,484	411
	CTS Corp.	10,906	403
	Benchmark Electronics Inc.	15,520	401
*	Insight Enterprises Inc.	7,155	395
*	Rogers Corp.	2,831	391
*	Diodes Inc.	9,714	368
*	MACOM Technology Solutions Holdings Inc.	14,742	340
*	FormFactor Inc.	21,881	338
*	ScanSource Inc.	8,195	333
	AVX Corp.	15,182	321
*	Acacia Communications Inc.	7,788	317
*	Amkor Technology Inc.	33,296	291
	Comtech Telecommunications Corp.	7,480	268
	ADTRAN Inc.	15,581	268
	Methode Electronics Inc.	6,260	248
*	Ambarella Inc.	6,246	239
*	Cray Inc.	10,902	237
*	Photronics Inc.	22,082	236
*	Electro Scientific Industries Inc.	10,330	227
*	Axcelis Technologies Inc.	10,426	211
*	Perficient Inc.	7,262	209
	Cohu Inc.	7,694	203
	Xperi Corp.	12,557	197
*	Ultra Clean Holdings Inc.	12,502	191

54

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
* Veeco Instruments Inc.	15,729	189
* Kimball Electronics Inc.	8,428	167
* Presidio Inc.	10,324	156
* Blucora Inc.	4,230	153
PC Connection Inc.	3,755	149
Monotype Imaging Holdings Inc.	7,233	149
* Harmonic Inc.	27,071	148
* KeyW Holding Corp.	15,825	135
* Meet Group Inc.	23,289	119
* Ribbon Communications Inc.	17,140	119
^ Diebold Nixdorf Inc.	24,810	118
* Digi International Inc.	8,734	117
* Semtech Corp.	1,715	102
* NeoPhotonics Corp.	11,243	99
* AXT Inc.	12,372	98
Daktronics Inc.	11,693	95
* Unisys Corp.	5,094	95
* Alpha & Omega Semiconductor Ltd.	6,452	92
* pdvWireless Inc.	3,044	91
Bel Fuse Inc. Class B	3,162	91
CSG Systems International Inc.	2,247	84
* ACI Worldwide Inc.	2,789	79
* PDF Solutions Inc.	8,222	72
American Software Inc. Class A	3,868	70
* KVH Industries Inc.	5,263	65
* Acacia Research Corp.	16,121	63
* Applied Optoelectronics Inc.	1,446	60
Park Electrochemical Corp.	2,602	56
* Calix Inc.	6,894	54
* Xcerra Corp.	3,395	49
* Agilysys Inc.	2,683	43
* Syntel Inc.	997	41
* Telaria Inc.	9,456	39
* SecureWorks Corp. Class A	2,505	33
* Web.com Group Inc.	1,118	31
* Telenav Inc.	4,893	27
* DASAN Zhone Solutions Inc.	1,911	21
* Sparton Corp.	1,607	20
* Clearfield Inc.	1,330	18
* CEVA Inc.	580	18
* PAR Technology Corp.	662	17
* Avid Technology Inc.	2,748	16
* Leaf Group Ltd.	1,316	15
* eGain Corp.	834	12
NVE Corp.	93	11
* Pluralsight Inc. Class A	264	9
* ChannelAdvisor Corp.	617	8
Domo Inc.	300	7
* Casa Systems Inc.	442	6
* Kopin Corp.	2,553	6
* Digimarc Corp.	138	4
* Tenable Holdings Inc.	86	3
* I3 Verticals Inc. Class A	133	2
EverQuote Inc. Class A	133	2
* EMCORE Corp.	218	1
Progress Software Corp.	5	—
* Bottomline Technologies DE Inc.	3	—
QAD Inc. Class A	3	—
* RealNetworks Inc.	21	—
* Virtusa Corp.	1	—
* OneSpan Inc.	3	—
* Glu Mobile Inc.	5	—
* ForeScout Technologies Inc.	1	—
* Rubicon Project Inc.	9	—

55

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
* SailPoint Technologies Holding Inc.	1	—
* ARC Document Solutions Inc.	7	—
* Quantum Corp.	9	—
* GSI Technology Inc.	1	—
* Limelight Networks Inc.	1	—
* Radisys Corp.	1	—
		36,646
Utilities (6.2%)
IDACORP Inc.	16,521	1,617
Portland General Electric Co.	29,529	1,370
ONE Gas Inc.	17,028	1,337
ALLETE Inc.	16,880	1,267
Southwest Gas Holdings Inc.	15,773	1,220
New Jersey Resources Corp.	26,397	1,204
Spire Inc.	16,101	1,200
Avista Corp.	21,507	1,104
Black Hills Corp.	17,775	1,046
PNM Resources Inc.	26,216	1,021
NorthWestern Corp.	16,249	974
El Paso Electric Co.	13,324	817
South Jersey Industries Inc.	24,243	804
MGE Energy Inc.	11,501	753
Ormat Technologies Inc.	13,081	689
* Iridium Communications Inc.	31,593	640
Northwest Natural Gas Co.	9,598	623
Otter Tail Corp.	13,004	623
California Water Service Group	14,505	597
Pattern Energy Group Inc. Class A	26,631	543
NRG Yield Inc.	21,483	426
Chesapeake Utilities Corp.	4,690	403
* Intelsat SA	13,207	290
Connecticut Water Service Inc.	3,992	274
Consolidated Communications Holdings Inc.	22,829	270
Unitil Corp.	5,021	254
ATN International Inc.	3,398	249
American States Water Co.	3,797	229
NRG Yield Inc. Class A	11,552	227
* Cincinnati Bell Inc.	15,151	197
* NII Holdings Inc.	28,885	166
Frontier Communications Corp.	25,701	134
SJW Group	1,956	113
Artesian Resources Corp. Class A	2,730	98
Spok Holdings Inc.	6,079	93
* Atlantic Power Corp.	36,100	79
RGC Resources Inc.	2,406	65
Consolidated Water Co. Ltd.	4,785	65
* AquaVenture Holdings Ltd.	3,547	64
^ Windstream Holdings Inc.	13,270	63
Middlesex Water Co.	720	33
* Pure Cycle Corp.	2,709	30
Fusion Connect Inc.	5,904	22
York Water Co.	666	20
* ORBCOMM Inc.	3	—
* Globalstar Inc.	13	—

		23,313
Total Common Stocks (Cost $312,004)		371,625

56

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2018

				Market
				Value
	Coupon		Shares	($000)
Temporary Cash Investments (1.5%)[1]
Money Market Fund (1.4%)
3,4 Vanguard Market Liquidity Fund	2.153%		56,401	5,642

			Face
		Maturity	Amount
		Date	($000)
U.S. Government and Agency Obligations (0.1%)
5 United States Treasury Bill	2.034%	11/15/18	200	199
Total Temporary Cash Investments (Cost $5,839)				5,841
Total Investments (100.7%) (Cost $317,843)				377,466
Other Assets and Liabilities—Net (-0.7%)[4]				(2,793)
Net Assets (100%)				374,673

__________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,205,000.
§ Security value determined using significant unobservable inputs.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 0.7%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $2,409,000 of collateral received for securities on loan.
5 Securities with a value of $199,000 have been segregated as initial margin for open futures contracts.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

57

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)

Common Stocks (99.8%)[1]
Consumer Discretionary (17.8%)
*	Five Below Inc.	40,354	4,700
*	Etsy Inc.	88,053	4,287
	Texas Roadhouse Inc. Class A	50,100	3,454
*	Planet Fitness Inc. Class A	65,357	3,357
*	Trade Desk Inc. Class A	23,290	3,304
*	Ollie's Bargain Outlet Holdings Inc.	36,628	3,190
*	Stamps.com Inc.	12,828	3,187
*	Deckers Outdoor Corp.	23,561	2,871
	American Eagle Outfitters Inc.	107,151	2,782
	World Wrestling Entertainment Inc. Class A	31,201	2,727
	Nexstar Media Group Inc. Class A	33,124	2,716
	Wolverine World Wide Inc.	68,326	2,677
*	SiteOne Landscape Supply Inc.	29,453	2,662
*	Chegg Inc.	78,415	2,539
	Steven Madden Ltd.	42,980	2,499
	Churchill Downs Inc.	8,707	2,461
*	Eldorado Resorts Inc.	48,536	2,332
*	Cimpress NV	16,237	2,273
*	RH	14,209	2,259
	Strategic Education Inc.	15,480	2,148
	Cracker Barrel Old Country Store Inc.	14,180	2,114
	Boyd Gaming Corp.	55,245	2,012
*	Weight Watchers International Inc.	26,787	2,006
	ILG Inc.	58,760	2,006
	Dana Inc.	99,751	1,952
	Roku Inc.	32,061	1,907
*	Shutterfly Inc.	24,333	1,890
	New York Times Co. Class A	78,856	1,837
*	Fox Factory Holding Corp.	26,580	1,756
*,^	Pandora Media Inc.	189,490	1,751
*	Dave & Buster's Entertainment Inc.	29,393	1,710
	Cheesecake Factory Inc.	31,653	1,683
	Marriott Vacations Worldwide Corp.	14,104	1,678
	Monro Inc.	23,603	1,675
	Red Rock Resorts Inc. Class A	51,268	1,673
	LCI Industries	17,999	1,673
	Children's Place Inc.	11,870	1,671
*	Dorman Products Inc.	19,818	1,605
	National Vision Holdings Inc.	35,753	1,582
*	Avis Budget Group Inc.	50,455	1,570
*	Cavco Industries Inc.	6,302	1,547
	PriceSmart Inc.	16,397	1,424
*	Carvana Co. Class A	20,992	1,359
*	Meritor Inc.	62,181	1,347
	Wingstop Inc.	19,819	1,327
*	Pinnacle Entertainment Inc.	38,495	1,318
*	Sotheby's	27,424	1,317
	Tenneco Inc.	30,712	1,314
*	Scientific Games Corp.	40,702	1,233
	Bloomin' Brands Inc.	62,052	1,198
*	SeaWorld Entertainment Inc.	40,502	1,188
	Oxford Industries Inc.	12,322	1,147
	BJ's Restaurants Inc.	15,068	1,141
*	Asbury Automotive Group Inc.	15,105	1,125
*	Shake Shack Inc. Class A	18,135	1,096
	Brinker International Inc.	24,466	1,083
	Callaway Golf Co.	46,524	1,061
*	Crocs Inc.	50,014	1,033
*	Instructure Inc.	23,307	954
*	IMAX Corp.	40,578	954
	Lithia Motors Inc. Class A	10,767	930

58

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	Sleep Number Corp.	27,062	912
*	American Woodmark Corp.	10,375	881
*	Quotient Technology Inc.	58,545	875
	Tailored Brands Inc.	36,783	866
*	Liberty TripAdvisor Holdings Inc. Class A	53,682	851
	Winnebago Industries Inc.	22,849	844
	Nutrisystem Inc.	21,849	808
	Sturm Ruger & Co. Inc.	12,336	807
*	Career Education Corp.	50,183	800
*,^	LGI Homes Inc.	13,698	789
	Inter Parfums Inc.	11,939	780
	Shutterstock Inc.	13,810	760
*	Central Garden & Pet Co. Class A	20,019	727
*	Malibu Boats Inc. Class A	15,036	725
	Sinclair Broadcast Group Inc. Class A	24,738	716
*	Liberty Media Corp-Liberty Braves Class C	25,862	687
*	At Home Group Inc.	19,634	676
	Ruth's Hospitality Group Inc.	21,214	653
	Dine Brands Global Inc.	7,362	614
*	Hudson Ltd. Class A	29,506	608
	HealthStream Inc.	19,111	606
	Viad Corp.	8,789	541
*	Stoneridge Inc.	18,072	541
*	XO Group Inc.	17,963	540
*,^	GoPro Inc. Class A	83,215	533
	Sonic Corp.	14,586	523
*	Denny's Corp.	34,208	516
	Camping World Holdings Inc. Class A	23,900	495
	La-Z-Boy Inc.	14,718	489
*,^	Overstock.com Inc.	15,231	445
*	Boot Barn Holdings Inc.	14,318	429
*	QuinStreet Inc.	27,673	420
*	G-III Apparel Group Ltd.	9,097	414
*	Fiesta Restaurant Group Inc.	14,047	404
*	Golden Entertainment Inc.	13,435	390
*	MCBC Holdings Inc.	13,607	375
*	Sally Beauty Holdings Inc.	24,013	370
	Papa John's International Inc.	7,709	356
*	Murphy USA Inc.	4,194	348
*	Carrols Restaurant Group Inc.	21,781	344
	KB Home	13,492	335
*	ZAGG Inc.	20,357	330
	Jack in the Box Inc.	3,606	327
	Travelport Worldwide Ltd.	17,554	326
	Big Lots Inc.	7,301	314
*	Monarch Casino & Resort Inc.	6,649	313
*	Nautilus Inc.	20,400	299
*	Lumber Liquidators Holdings Inc.	16,870	294
*	Conn's Inc.	7,092	291
*	Chuy's Holdings Inc.	9,956	288
*	Care.com Inc.	14,538	283
	Winmark Corp.	1,854	277
*	Penn National Gaming Inc.	7,701	265
*	Drive Shack Inc.	41,090	255
*	Central European Media Enterprises Ltd. Class A	64,407	245
*	Lindblad Expeditions Holdings Inc.	15,922	242
*	Taylor Morrison Home Corp. Class A	11,970	233
*	Central Garden & Pet Co.	5,745	228
*	Potbelly Corp.	16,608	225
*	elf Beauty Inc.	16,151	224
	Johnson Outdoors Inc. Class A	2,200	223
*	tronc Inc.	12,488	206
*	Liberty Media Corp-Liberty Braves Class A	7,707	206
*	MDC Partners Inc. Class A	42,144	204

59

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	MarineMax Inc.	8,953	201
*	Fitbit Inc. Class A	33,023	199
*	Funko Inc. Class A	7,610	193
*	Franklin Covey Co.	7,324	188
	Nathan's Famous Inc.	2,070	184
*	Duluth Holdings Inc.	5,986	173
*	Helen of Troy Ltd.	1,453	173
*	Fossil Group Inc.	7,443	169
	RCI Hospitality Holdings Inc.	4,920	160
	Hooker Furniture Corp.	3,734	157
*	Sportsman's Warehouse Holdings Inc.	26,908	154
	Skyline Champion Corp.	4,984	144
*	Belmond Ltd. Class A	8,358	140
*	Zumiez Inc.	4,021	125
*	Eros International plc	10,960	124
	Superior Group of Cos. Inc.	6,489	123
*	Liberty Expedia Holdings Inc. Class A	2,643	122
*	America's Car-Mart Inc.	1,417	118
	Tile Shop Holdings Inc.	15,282	117
*	Noodles & Co. Class A	9,343	115
*,^	Revlon Inc. Class A	5,054	110
	Buckle Inc.	4,211	108
	Hamilton Beach Brands Holding Co. Class A	4,660	108
	Marine Products Corp.	5,444	107
^	Bluegreen Vacations Corp.	5,364	100
*,^	Vuzix Corp.	15,403	100
*	M/I Homes Inc.	3,763	98
	Carriage Services Inc. Class A	4,134	94
*	Gaia Inc. Class A	5,174	91
*	Hemisphere Media Group Inc. Class A	6,557	90
*	TRI Pointe Group Inc.	5,827	84
*	Cardlytics Inc.	4,102	84
*	William Lyon Homes Class A	4,159	81
*	Meritage Homes Corp.	1,798	78
*	1-800-Flowers.com Inc. Class A	5,637	68
	BJ's Wholesale Club Holdings Inc.	2,052	61
*	New York & Co. Inc.	13,045	59
	Entravision Communications Corp. Class A	8,652	45
	National Presto Industries Inc.	341	45
*	Century Communities Inc.	1,467	43
*,^	Eastman Kodak Co.	12,773	42
*	Rosetta Stone Inc.	2,483	39
*	Houghton Mifflin Harcourt Co.	6,077	39
	Tilly's Inc. Class A	1,640	39
*	Cambium Learning Group Inc.	2,416	32
*	Hovnanian Enterprises Inc. Class A	19,071	30
	Movado Group Inc.	672	29
*	Kirkland's Inc.	3,022	28
*	Party City Holdco Inc.	1,463	22
*	American Public Education Inc.	635	22
*	Empire Resorts Inc.	1,423	18
	LiveXLive Media Inc.	3,482	18
*	Purple Innovation Inc.	3,165	18
*	Green Brick Partners Inc.	1,042	11
*	Town Sports International Holdings Inc.	966	9
*,^	Sears Holdings Corp.	5,620	8
	Beasley Broadcast Group Inc. Class A	480	4
*	American Outdoor Brands Corp.	43	1
*	Zoe's Kitchen Inc.	41	1
*	Habit Restaurants Inc. Class A	30	1
*	Gray Television Inc.	24	—
	MDC Holdings Inc.	13	—
*	Universal Electronics Inc.	9	—
	Collectors Universe Inc.	19	—

60

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
	Entercom Communications Corp. Class A	32	—
*	Red Robin Gourmet Burgers Inc.	6	—
*	Caesars Entertainment Corp.	18	—
*	Inspired Entertainment Inc.	24	—
*	Francesca's Holdings Corp.	23	—
*	Bridgepoint Education Inc. Class A	7	—
	Marcus Corp.	2	—
*	Horizon Global Corp.	10	—
*	WideOpenWest Inc.	5	—
*	J. Jill Inc.	5	—
			155,307
Consumer Staples (2.5%)
*	Performance Food Group Co.	75,344	2,494
	Medifast Inc.	8,617	1,971
*	Boston Beer Co. Inc. Class A	6,212	1,883
	WD-40 Co.	10,069	1,787
	J&J Snack Foods Corp.	11,069	1,611
	Lancaster Colony Corp.	10,134	1,584
*	USANA Health Sciences Inc.	9,386	1,239
	Calavo Growers Inc.	11,667	1,235
*	National Beverage Corp.	8,674	1,022
*	Freshpet Inc.	19,309	717
*	Diplomat Pharmacy Inc.	33,309	688
	MGP Ingredients Inc.	8,718	672
	Coca-Cola Bottling Co. Consolidated	3,466	588
	PetMed Express Inc.	14,691	539
	Vector Group Ltd.	31,750	493
*	Chefs' Warehouse Inc.	16,045	472
	John B Sanfilippo & Son Inc.	6,329	463
	Cal-Maine Foods Inc.	9,316	461
*	Primo Water Corp.	19,972	399
*,^	22nd Century Group Inc.	84,266	228
	Turning Point Brands Inc.	5,915	199
*	Craft Brew Alliance Inc.	9,242	175
	B&G Foods Inc.	5,108	163
	Natural Health Trends Corp.	5,056	134
	Core-Mark Holding Co. Inc.	2,719	97
	Limoneira Co.	2,726	84
*	Castle Brands Inc.	66,066	76
*,^	Celsius Holdings Inc.	16,574	76
	Tootsie Roll Industries Inc.	1,782	51
	Dean Foods Co.	44	—
*	Lifeway Foods Inc.	4	—
			21,601
Energy (2.2%)
	Delek US Holdings Inc.	56,872	3,099
*	Matador Resources Co.	67,630	2,214
*	SRC Energy Inc.	177,873	1,656
*	Carrizo Oil & Gas Inc.	57,544	1,394
*	Cactus Inc. Class A	27,233	931
*	Denbury Resources Inc.	150,398	838
*	Penn Virginia Corp.	9,191	817
*	ProPetro Holding Corp.	52,003	791
*,^	Jagged Peak Energy Inc.	47,129	623
*,^	Tellurian Inc.	59,976	580
*	Ring Energy Inc.	40,088	473
*	Keane Group Inc.	38,081	468
	CVR Energy Inc.	11,008	419
*	WildHorse Resource Development Corp.	18,688	406
*	CONSOL Energy Inc.	8,782	377
*	TETRA Technologies Inc.	78,620	361
*	Solaris Oilfield Infrastructure Inc. Class A	19,489	336
*	TPI Composites Inc.	10,831	304
*	Laredo Petroleum Inc.	35,480	294

61

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	Covia Holdings Corp.	22,946	260
*	Abraxas Petroleum Corp.	111,931	252
*	Liberty Oilfield Services Inc. Class A	10,732	211
	Evolution Petroleum Corp.	18,449	185
*	Lilis Energy Inc.	32,259	172
	Mammoth Energy Services Inc.	6,143	169
*,^	Sanchez Energy Corp.	55,423	146
*	ION Geophysical Corp.	7,703	138
	Panhandle Oil and Gas Inc. Class A	5,926	110
	TerraForm Power Inc. Class A	9,507	106
*	SunPower Corp. Class A	15,282	103
*	Select Energy Services Inc. Class A	7,382	101
*	Key Energy Services Inc.	7,412	99
*,^	Zion Oil & Gas Inc.	38,634	71
*	Northern Oil and Gas Inc.	19,406	67
*	Renewable Energy Group Inc.	2,194	59
*	Goodrich Petroleum Corp.	4,163	58
*	Profire Energy Inc.	17,127	49
*,^	Eclipse Resources Corp.	30,806	44
*	Independence Contract Drilling Inc.	9,288	41
*	NextDecade Corp.	5,511	37
*	Energy XXI Gulf Coast Inc.	3,613	33
*	Par Pacific Holdings Inc.	1,599	32
*	Ramaco Resources Inc.	4,007	32
*	Vivint Solar Inc.	5,980	31
*	Resolute Energy Corp.	842	28
*	Pioneer Energy Services Corp.	4,533	14
*	Berry Petroleum Corp.	666	11
*	RigNet Inc.	664	11
*	Isramco Inc.	76	9
*	Rosehill Resources Inc.	949	8
*	Flotek Industries Inc.	81	—
*	Smart Sand Inc.	29	—
*	Ranger Energy Services Inc.	16	—
	Quintana Energy Services Inc.	8	—
*	Ultra Petroleum Corp.	42	—
*	W&T Offshore Inc.	4	—
			19,068
Financial Services (10.0%)
	Primerica Inc.	32,307	3,950
*	Green Dot Corp. Class A	35,308	3,025
	Ryman Hospitality Properties Inc.	33,039	2,932
	First Financial Bankshares Inc.	48,069	2,903
	FirstCash Inc.	32,815	2,668
	EastGroup Properties Inc.	25,476	2,478
	Bank of NT Butterfield & Son Ltd.	40,205	2,124
	Moelis & Co. Class A	32,511	1,887
	RLI Corp.	24,320	1,872
	Kemper Corp.	22,536	1,833
	Tanger Factory Outlet Centers Inc.	67,940	1,635
*	BofI Holding Inc.	43,812	1,632
*	Essent Group Ltd.	36,172	1,568
	ServisFirst Bancshares Inc.	34,235	1,476
	Ameris Bancorp	29,668	1,473
*,^	LendingTree Inc.	5,729	1,451
*	FCB Financial Holdings Inc. Class A	27,464	1,423
	PS Business Parks Inc.	10,078	1,314
	HFF Inc. Class A	27,825	1,264
	Federated Investors Inc. Class B	52,503	1,216
	Artisan Partners Asset Management Inc. Class A	35,628	1,181
*,^	Redfin Corp.	54,661	1,083
	Universal Insurance Holdings Inc.	23,333	1,041
	Houlihan Lokey Inc. Class A	22,059	1,037
*	Eagle Bancorp Inc.	18,970	1,022

62

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
	National Health Investors Inc.	12,858	1,019
	Kennedy-Wilson Holdings Inc.	47,125	1,011
	Americold Realty Trust	38,610	961
	EVERTEC Inc.	37,661	906
	Kinsale Capital Group Inc.	14,426	877
	Four Corners Property Trust Inc.	31,277	843
*	NMI Holdings Inc. Class A	38,273	827
*	Cardtronics plc Class A	23,486	824
*	Enova International Inc.	24,574	816
	PJT Partners Inc.	13,784	798
	QTS Realty Trust Inc. Class A	17,385	795
*	Triumph Bancorp Inc.	17,846	758
	National General Holdings Corp.	27,319	746
	WisdomTree Investments Inc.	85,948	706
	Cohen & Steers Inc.	16,361	680
*,^	Trupanion Inc.	17,568	671
	Universal Health Realty Income Trust	8,756	668
	Lakeland Financial Corp.	13,506	665
	BrightSphere Investment Group plc	51,652	655
	LegacyTexas Financial Group Inc.	14,017	649
	First Industrial Realty Trust Inc.	19,823	643
	Cass Information Systems Inc.	8,832	632
	Preferred Bank	10,273	629
	CoBiz Financial Inc.	27,270	629
	Home BancShares Inc.	26,673	624
	Meta Financial Group Inc.	6,836	592
	Alexander's Inc.	1,568	566
	Hamilton Lane Inc. Class A	10,955	534
*	Marcus & Millichap Inc.	14,314	521
	RMR Group Inc. Class A	5,209	492
	Guaranty Bancorp	15,491	484
	GEO Group Inc.	18,832	478
	Saul Centers Inc.	7,650	459
*	Health Insurance Innovations Inc. Class A	8,586	454
	Diamond Hill Investment Group Inc.	2,413	450
*	Pacific Premier Bancorp Inc.	11,299	447
	Glacier Bancorp Inc.	9,713	444
	Heritage Commerce Corp.	26,734	423
*	Everi Holdings Inc.	48,396	420
	Cadence BanCorp Class A	14,786	418
	Carolina Financial Corp.	10,113	416
	People's Utah Bancorp	11,381	411
	Greenhill & Co. Inc.	14,181	390
	James River Group Holdings Ltd.	9,227	378
	Westwood Holdings Group Inc.	6,226	358
	Kearny Financial Corp.	23,568	323
	UMH Properties Inc.	20,142	321
	Enterprise Financial Services Corp.	5,579	314
	State Bank Financial Corp.	9,480	309
	Urban Edge Properties	13,417	307
	Live Oak Bancshares Inc.	9,868	299
	National Bank Holdings Corp. Class A	7,135	286
	Midland States Bancorp Inc.	8,130	280
	Farmers & Merchants Bancorp Inc.	6,031	274
*	On Deck Capital Inc.	33,068	272
	WSFS Financial Corp.	5,546	271
	Independent Bank Group Inc.	3,882	269
*	Donnelley Financial Solutions Inc.	11,906	249
	Pennsylvania REIT	24,124	246
	MB Financial Inc.	5,052	245
	United Insurance Holdings Corp.	11,659	243
*	Atlantic Capital Bancshares Inc.	12,911	236
	Ladenburg Thalmann Financial Services Inc.	67,663	233
	Newmark Group Inc. Class A	17,436	224

63

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	National Commerce Corp.	4,786	211
	BancFirst Corp.	3,286	210
	FB Financial Corp.	4,561	201
	Washington Trust Bancorp Inc.	3,135	188
*	Seacoast Banking Corp. of Florida	5,927	187
	Independent Bank Corp.	2,001	182
	Blue Hills Bancorp Inc.	7,888	181
*	Curo Group Holdings Corp.	5,806	179
	Armada Hoffler Properties Inc.	11,326	177
*	Customers Bancorp Inc.	7,027	174
	Origin Bancorp Inc.	4,134	168
	AmTrust Financial Services Inc.	11,324	165
	United Community Banks Inc.	5,348	162
	Easterly Government Properties Inc.	7,874	159
	Monmouth Real Estate Investment Corp.	9,149	159
*	Veritex Holdings Inc.	5,182	159
	Federal Agricultural Mortgage Corp.	2,008	155
*	Cowen Inc. Class A	9,512	145
*	Safeguard Scientifics Inc.	14,011	144
	Union Bankshares Inc.	2,726	143
	ConnectOne Bancorp Inc.	5,735	141
	Walker & Dunlop Inc.	2,570	140
	German American Bancorp Inc.	3,724	140
*	Elevate Credit Inc.	14,649	137
	Clipper Realty Inc.	10,837	132
*	First Foundation Inc.	7,938	128
*	Equity Bancshares Inc. Class A	3,153	128
*	TriState Capital Holdings Inc.	4,270	127
	Stock Yards Bancorp Inc.	3,278	127
	FedNat Holding Co.	4,447	117
	Pzena Investment Management Inc. Class A	12,872	117
	Granite Point Mortgage Trust Inc.	6,028	115
*	Regional Management Corp.	3,374	112
	Independent Bank Corp.	4,399	110
*	HomeTrust Bancshares Inc.	3,802	110
	Navigators Group Inc.	1,545	108
	National Storage Affiliates Trust	3,756	107
	Hingham Institution for Savings	449	97
	Sterling Bancorp Inc.	7,943	97
*	HarborOne Bancorp Inc.	4,890	96
	Silvercrest Asset Management Group Inc. Class A	6,028	96
	Meridian Bancorp Inc.	5,284	95
	Merchants Bancorp	3,455	90
	City Holding Co.	1,088	88
	Virtus Investment Partners Inc.	675	87
	FS Bancorp Inc.	1,365	80
*,^	Siebert Financial Corp.	5,006	79
*	Trinity Place Holdings Inc.	12,739	78
	Green Bancorp Inc.	3,087	74
	United Fire Group Inc.	1,490	74
	Hanmi Financial Corp.	2,807	73
	City Office REIT Inc.	5,444	70
*	Allegiance Bancshares Inc.	1,558	69
	Investment Technology Group Inc.	3,155	69
	First Connecticut Bancorp Inc.	2,152	68
*	MBIA Inc.	6,428	66
	Cambridge Bancorp	728	65
	Greene County Bancorp Inc.	1,818	64
*	Maui Land & Pineapple Co. Inc.	4,929	63
	West Bancorporation Inc.	2,462	59
*	GreenSky Inc. Class A	2,893	59
	Investar Holding Corp.	1,960	54
*	Republic First Bancorp Inc.	6,845	53
	Consolidated-Tomoka Land Co.	849	53

64

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	FRP Holdings Inc.	806	53
*	Ashford Inc.	559	51
*	BSB Bancorp Inc.	1,528	51
	Central Pacific Financial Corp.	1,780	50
*	AV Homes Inc.	2,334	50
	Tompkins Financial Corp.	526	46
	Old Line Bancshares Inc.	1,325	45
*	Ambac Financial Group Inc.	2,111	45
*	Esquire Financial Holdings Inc.	1,709	44
	Global Indemnity Ltd.	1,124	44
	Piper Jaffray Cos.	566	44
*	Focus Financial Partners Inc. Class A	1,023	43
	TriCo Bancshares	1,074	42
*	Essential Properties Realty Trust Inc.	2,910	41
	Stewart Information Services Corp.	839	38
	Waterstone Financial Inc.	2,198	37
	Kingstone Cos. Inc.	1,816	34
	Investors Title Co.	173	34
*	Howard Bancorp Inc.	1,872	33
	PCSB Financial Corp.	1,373	28
	Capstar Financial Holdings Inc.	1,586	28
	Heritage Insurance Holdings Inc.	1,639	24
	NexPoint Residential Trust Inc.	697	23
*	Malvern Bancorp Inc.	888	22
	Bankwell Financial Group Inc.	690	22
*	Southern First Bancshares Inc.	510	21
	Southern Missouri Bancorp Inc.	476	19
	CNB Financial Corp.	615	19
	Enterprise Bancorp Inc.	469	17
*	Evo Payments Inc. Class A	677	16
	Value Line Inc.	648	16
	Macatawa Bank Corp.	1,259	16
*	Entegra Financial Corp.	569	16
	Reliant Bancorp Inc.	561	15
*	Altisource Portfolio Solutions SA	417	15
	GAMCO Investors Inc. Class A	558	14
	First Financial Northwest Inc.	763	13
*	MoneyGram International Inc.	2,037	13
	Northeast Bancorp	561	12
	Unity Bancorp Inc.	466	11
	Oconee Federal Financial Corp.	310	8
*	Provident Bancorp Inc.	232	7
	Fidelity D&D Bancorp Inc.	108	6
	Oak Valley Bancorp	286	6
	Griffin Industrial Realty Inc.	116	5
*	Franklin Financial Network Inc.	25	1
*	Atlas Financial Holdings Inc.	64	1
	Medley Management Inc. Class A	120	1
*	Rafael Holdings Inc. Class B	46	—
	HCI Group Inc.	8	—
*	Metropolitan Bank Holding Corp.	6	—
*	eHealth Inc.	7	—
	First of Long Island Corp.	9	—
	Access National Corp.	7	—
	CPI Card Group Inc.	51	—
*	LendingClub Corp.	41	—
	Maiden Holdings Ltd.	31	—
*	Ocwen Financial Corp.	24	—
	Western New England Bancorp Inc.	1	—
			87,657
Health Care (26.5%)
*	Haemonetics Corp.	39,691	4,431
*	Ligand Pharmaceuticals Inc.	15,424	4,005
*,^	Teladoc Health Inc.	49,540	3,842

65

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	HealthEquity Inc.	40,021	3,770
*	Medidata Solutions Inc.	42,545	3,615
*	LivaNova plc	28,463	3,574
*	Neogen Corp.	37,216	3,477
*	Inogen Inc.	12,988	3,441
*	FibroGen Inc.	55,394	3,387
*	Loxo Oncology Inc.	19,639	3,319
*	Ultragenyx Pharmaceutical Inc.	34,816	2,950
*	Globus Medical Inc.	52,989	2,823
*	NuVasive Inc.	37,876	2,659
*	Wright Medical Group NV	91,575	2,654
*	Amedisys Inc.	21,152	2,644
*	Horizon Pharma plc	121,758	2,574
*	Novocure Ltd.	52,951	2,385
*,^	Immunomedics Inc.	88,419	2,366
*	Array BioPharma Inc.	151,048	2,352
*	Blueprint Medicines Corp.	30,481	2,337
*	LHC Group Inc.	22,788	2,254
*	Merit Medical Systems Inc.	36,210	2,131
*	Myriad Genetics Inc.	42,679	2,125
*	Tenet Healthcare Corp.	61,717	2,081
*	Emergent BioSolutions Inc.	32,906	2,040
*	AMN Healthcare Services Inc.	34,806	2,029
*	Ironwood Pharmaceuticals Inc. Class A	102,294	1,968
*	Omnicell Inc.	28,217	1,940
*	Amicus Therapeutics Inc.	139,802	1,885
*	Medicines Co.	47,334	1,875
*	Quidel Corp.	24,271	1,866
*	Heron Therapeutics Inc.	47,286	1,823
*	Intercept Pharmaceuticals Inc.	16,223	1,814
*	Global Blood Therapeutics Inc.	36,838	1,803
*	HMS Holdings Corp.	53,390	1,711
*	Halozyme Therapeutics Inc.	92,633	1,705
*,^	Glaukos Corp.	24,414	1,669
*	iRhythm Technologies Inc.	17,619	1,640
*	Aerie Pharmaceuticals Inc.	26,392	1,619
*	Supernus Pharmaceuticals Inc.	36,108	1,600
*	Repligen Corp.	28,806	1,581
*	Select Medical Holdings Corp.	79,751	1,579
*	Momenta Pharmaceuticals Inc.	56,836	1,506
	Tandem Diabetes Care Inc.	32,884	1,502
*	REGENXBIO Inc.	21,064	1,484
*	Amneal Pharmaceuticals Inc.	64,113	1,481
*	BioTelemetry Inc.	23,874	1,475
*	STAAR Surgical Co.	30,806	1,469
*	Spectrum Pharmaceuticals Inc.	67,442	1,452
*	Nevro Corp.	21,395	1,442
	Ensign Group Inc.	36,572	1,429
*	Spark Therapeutics Inc.	23,135	1,425
*	Xencor Inc.	33,997	1,421
*	PTC Therapeutics Inc.	33,276	1,389
*	Pacira Pharmaceuticals Inc.	29,336	1,383
*	MyoKardia Inc.	22,416	1,382
*	NxStage Medical Inc.	48,674	1,379
*	Sangamo Therapeutics Inc.	74,669	1,363
*	Integer Holdings Corp.	16,944	1,354
*	Portola Pharmaceuticals Inc.	44,467	1,327
*	Acceleron Pharma Inc.	23,792	1,285
*	Clovis Oncology Inc.	35,000	1,251
*	Atara Biotherapeutics Inc.	29,894	1,224
*	AnaptysBio Inc.	13,655	1,210
	US Physical Therapy Inc.	9,220	1,155
*	Arena Pharmaceuticals Inc.	29,267	1,137
*	Insmed Inc.	56,310	1,122

66

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	Enanta Pharmaceuticals Inc.	12,315	1,120
*	Tabula Rasa HealthCare Inc.	12,706	1,114
*	Editas Medicine Inc.	33,586	1,103
*	Zogenix Inc.	22,778	1,100
*	Corcept Therapeutics Inc.	72,148	1,084
*	AxoGen Inc.	24,517	1,075
*	Iovance Biotherapeutics Inc.	60,649	1,073
*	ACADIA Pharmaceuticals Inc.	72,409	1,030
*	Madrigal Pharmaceuticals Inc.	4,270	1,021
*	Tivity Health Inc.	29,578	1,017
*	Reata Pharmaceuticals Inc. Class A	11,684	1,009
*	ImmunoGen Inc.	94,908	967
*	Arrowhead Pharmaceuticals Inc.	64,342	950
*	Genomic Health Inc.	15,443	945
*	Puma Biotechnology Inc.	21,422	942
*	Retrophin Inc.	29,358	930
*	Cardiovascular Systems Inc.	23,850	919
*	Theravance Biopharma Inc.	31,699	918
*	G1 Therapeutics Inc.	15,065	914
*	Aimmune Therapeutics Inc.	31,777	887
*	Varex Imaging Corp.	28,131	883
*	Natus Medical Inc.	23,660	883
*	Omeros Corp.	33,613	870
*	Endocyte Inc.	43,875	865
*	Tactile Systems Technology Inc.	12,710	860
*	AtriCure Inc.	24,647	852
*,^	Esperion Therapeutics Inc.	16,801	831
*	K2M Group Holdings Inc.	30,330	829
*	TherapeuticsMD Inc.	123,269	799
*	Audentes Therapeutics Inc.	21,631	787
*,^	Intrexon Corp.	51,039	785
*	Biohaven Pharmaceutical Holding Co. Ltd.	20,039	759
*	Surmodics Inc.	9,587	755
*	Medpace Holdings Inc.	12,608	754
*	Intellia Therapeutics Inc.	24,357	753
*	Mirati Therapeutics Inc.	13,284	751
*	Innoviva Inc.	51,082	742
*	Vanda Pharmaceuticals Inc.	38,126	737
*	Cambrex Corp.	10,476	706
*	Invitae Corp.	47,230	699
*	Coherus Biosciences Inc.	34,383	693
*	WaVe Life Sciences Ltd.	12,978	692
*	R1 RCM Inc.	69,258	691
*	Karyopharm Therapeutics Inc.	32,742	689
	Atrion Corp.	1,048	687
*,^	Geron Corp.	117,791	675
*	OraSure Technologies Inc.	41,934	671
*	TransEnterix Inc.	114,607	665
*	Revance Therapeutics Inc.	24,180	663
	Phibro Animal Health Corp. Class A	13,950	658
*	Cerus Corp.	84,540	658
*	Codexis Inc.	37,576	646
*	CytomX Therapeutics Inc.	28,347	638
*	Intersect ENT Inc.	21,744	637
*	MacroGenics Inc.	28,845	631
*	Alder Biopharmaceuticals Inc.	34,672	628
*	CryoLife Inc.	17,841	619
*	Radius Health Inc.	29,732	612
*	Natera Inc.	21,694	600
*,^	Flexion Therapeutics Inc.	25,286	579
*	NeoGenomics Inc.	41,293	572
*	Quality Systems Inc.	24,763	567
*	Dynavax Technologies Corp.	40,758	565
*	Providence Service Corp.	8,341	560

67

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	TG Therapeutics Inc.	43,632	554
	CONMED Corp.	6,862	552
*	CareDx Inc.	22,574	549
*	Orthofix Medical Inc.	10,013	536
*	Eagle Pharmaceuticals Inc.	7,679	531
*	Heska Corp.	4,917	526
*	Dicerna Pharmaceuticals Inc.	32,819	520
	Apellis Pharmaceuticals Inc.	26,619	515
*,^	Athenex Inc.	31,067	510
*	Assembly Biosciences Inc.	12,526	501
*	Fate Therapeutics Inc.	37,011	477
*	Accelerate Diagnostics Inc.	19,272	474
*	Cymabay Therapeutics Inc.	33,444	456
*	Pacific Biosciences of California Inc.	90,603	452
*	BioCryst Pharmaceuticals Inc.	61,963	444
	LeMaitre Vascular Inc.	11,648	437
	Meridian Bioscience Inc.	27,787	436
*	Sientra Inc.	17,237	433
*	Progenics Pharmaceuticals Inc.	54,804	429
*	Viking Therapeutics Inc.	32,329	423
*,^	MiMedx Group Inc.	77,229	409
*	Lantheus Holdings Inc.	25,394	409
*	RadNet Inc.	29,313	406
*	CorVel Corp.	6,740	401
*	Verastem Inc.	39,282	391
*	ArQule Inc.	58,364	387
*	Antares Pharma Inc.	107,589	381
*	Rigel Pharmaceuticals Inc.	110,996	379
*	Kura Oncology Inc.	18,410	377
*	Collegium Pharmaceutical Inc.	21,694	371
	Rocket Pharmaceuticals Inc.	15,532	370
*	Lexicon Pharmaceuticals Inc.	32,008	370
*,^	ViewRay Inc.	36,608	369
*	GlycoMimetics Inc.	24,944	367
*	Addus HomeCare Corp.	5,647	367
	Luminex Corp.	12,971	366
*,^	La Jolla Pharmaceutical Co.	15,816	364
*,^	Synergy Pharmaceuticals Inc.	185,812	362
*	Intra-Cellular Therapies Inc.	16,497	362
*,^	Sorrento Therapeutics Inc.	64,570	358
*	Cara Therapeutics Inc.	17,614	355
*	Stemline Therapeutics Inc.	20,771	355
*	Aduro Biotech Inc.	47,737	353
*	MediciNova Inc.	29,020	353
*	Voyager Therapeutics Inc.	15,967	347
*	ANI Pharmaceuticals Inc.	5,916	344
*	Cutera Inc.	9,909	337
*	IntriCon Corp.	4,556	337
*	Epizyme Inc.	28,432	336
*	Vericel Corp.	27,447	335
*	GenMark Diagnostics Inc.	38,714	331
*	Inovio Pharmaceuticals Inc.	61,960	326
^	Inspire Medical Systems Inc.	5,814	320
*,^	Abeona Therapeutics Inc.	20,695	319
*,^	SIGA Technologies Inc.	38,630	318
*	CytoSorbents Corp.	21,126	310
	National Research Corp.	7,595	297
^	Eloxx Pharmaceuticals Inc.	16,003	293
*	Solid Biosciences Inc.	6,763	289
*	Rhythm Pharmaceuticals Inc.	9,093	286
*,^	ZIOPHARM Oncology Inc.	97,824	286
*	PetIQ Inc.	7,176	281
*	Kindred Biosciences Inc.	18,745	279
*	Oxford Immunotec Global plc	18,953	279

68

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*,^	Apollo Medical Holdings Inc.	18,256	278
*	Avid Bioservices Inc.	36,734	269
*	Akebia Therapeutics Inc.	31,623	260
*	Aclaris Therapeutics Inc.	16,143	257
*,^	Akcea Therapeutics Inc.	9,468	250
*	Dermira Inc.	25,988	247
*	Catalyst Pharmaceuticals Inc.	71,998	243
*	Accuray Inc.	60,630	243
*	Assertio Therapeutics Inc.	37,920	242
*	Cytokinetics Inc.	30,418	240
	Denali Therapeutics Inc.	12,240	240
*	Nuvectra Corp.	10,085	235
*	CASI Pharmaceuticals Inc.	33,753	235
*,^	Paratek Pharmaceuticals Inc.	22,853	234
*	BioSpecifics Technologies Corp.	4,356	234
*,^	Keryx Biopharmaceuticals Inc.	68,506	234
*	Allscripts Healthcare Solutions Inc.	15,794	231
*	NanoString Technologies Inc.	14,262	231
*	Veracyte Inc.	17,524	222
*	Syros Pharmaceuticals Inc.	17,750	218
*,^	Dova Pharmaceuticals Inc.	8,535	217
*	Kadmon Holdings Inc.	50,317	217
*,^	Savara Inc.	18,110	213
*	Corbus Pharmaceuticals Holdings Inc.	36,165	212
*	ChemoCentryx Inc.	15,878	209
*	Pieris Pharmaceuticals Inc.	37,637	209
*	Deciphera Pharmaceuticals Inc.	5,511	204
*	Senseonics Holdings Inc.	48,212	197
*	Minerva Neurosciences Inc.	18,873	196
	Utah Medical Products Inc.	2,109	192
*	Marinus Pharmaceuticals Inc.	26,380	188
*	Adamas Pharmaceuticals Inc.	8,118	187
*	Amphastar Pharmaceuticals Inc.	9,828	187
*	American Renal Associates Holdings Inc.	8,479	186
*	Sienna Biopharmaceuticals Inc.	11,171	186
*	Syneos Health Inc.	3,687	184
*,^	Insys Therapeutics Inc.	19,432	182
*,^	Vital Therapies Inc.	22,030	177
*,^	Selecta Biosciences Inc.	13,046	177
*	Endo International plc	10,249	176
	OrthoPediatrics Corp.	5,020	175
	Optinose Inc.	11,643	173
*	Corium International Inc.	17,469	171
*	Athersys Inc.	78,571	162
*	Novavax Inc.	102,214	159
*,^	Ocular Therapeutix Inc.	23,572	159
*	Castlight Health Inc. Class B	52,948	159
*	Capital Senior Living Corp.	17,858	158
*,^	Rockwell Medical Inc.	31,804	156
*	Fluidigm Corp.	19,026	151
*	Durect Corp.	114,717	150
*	Zafgen Inc.	15,393	147
*	Enzo Biochem Inc.	31,904	146
	Idera Pharmaceuticals Inc.	13,833	145
*	Palatin Technologies Inc.	142,190	144
*	Bellicum Pharmaceuticals Inc.	19,810	143
*	Endologix Inc.	60,259	139
*	Akorn Inc.	8,803	138
*	Clearside Biomedical Inc.	20,261	138
*	Seres Therapeutics Inc.	15,659	137
*	Civitas Solutions Inc.	8,391	134
*	Cellular Biomedicine Group Inc.	6,184	131
*	AVEO Pharmaceuticals Inc.	43,327	130
*	Aeglea BioTherapeutics Inc.	11,812	129

69

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	Agenus Inc.	57,999	128
	Homology Medicines Inc.	7,563	126
*	Mersana Therapeutics Inc.	9,019	126
*	Cue Biopharma Inc.	12,705	122
	Computer Programs & Systems Inc.	4,459	122
*	T2 Biosystems Inc.	18,529	121
*	Acorda Therapeutics Inc.	4,199	121
*,^	Teligent Inc.	29,831	121
^	Helius Medical Technologies Inc. Class A	11,809	118
*	Spring Bank Pharmaceuticals Inc.	8,035	114
*	Kala Pharmaceuticals Inc.	8,433	114
*	Tocagen Inc.	11,564	113
*,^	MannKind Corp.	101,514	112
*,^	Pulse Biosciences Inc.	7,704	111
*	Neos Therapeutics Inc.	19,026	109
*,^	Achaogen Inc.	20,116	106
*	Celcuity Inc.	4,207	104
*	Corvus Pharmaceuticals Inc.	9,098	100
*,^	Organovo Holdings Inc.	75,968	98
*	Aldeyra Therapeutics Inc.	11,531	97
*,^	Miragen Therapeutics Inc.	15,486	96
^	Innovate Biopharmaceuticals Inc.	13,407	95
	Odonate Therapeutics Inc.	4,913	94
*	Quorum Health Corp.	20,673	94
	Evolus Inc.	3,664	94
	Allena Pharmaceuticals Inc.	8,398	92
*	Recro Pharma Inc.	14,303	91
*	Jounce Therapeutics Inc.	11,395	89
*	ADMA Biologics Inc.	13,699	88
*,^	Cohbar Inc.	16,158	85
*	Aratana Therapeutics Inc.	15,845	84
*	Mustang Bio Inc.	12,070	84
*	GTx Inc.	3,335	80
*	Fennec Pharmaceuticals Inc.	8,200	78
*	Pfenex Inc.	14,397	76
*	Genesis Healthcare Inc.	40,533	72
^	UNITY Biotechnology Inc.	3,650	70
*	CTI BioPharma Corp.	36,986	70
*	iRadimed Corp.	2,528	70
*	Tyme Technologies Inc.	30,429	68
*	Calyxt Inc.	3,732	63
*	Arbutus Biopharma Corp.	6,867	63
	Quanterix Corp.	3,681	62
*,^	Zomedica Pharmaceuticals Corp.	28,242	60
*	BioTime Inc.	19,459	54
	Evelo Biosciences Inc.	3,881	52
*	Albireo Pharma Inc.	1,505	52
	Surface Oncology Inc.	5,261	51
*	Fortress Biotech Inc.	24,069	47
*	Ovid therapeutics Inc.	7,105	47
	Arcus Biosciences Inc.	3,277	47
*	AAC Holdings Inc.	5,272	47
	Unum Therapeutics Inc.	2,562	42
*	Proteostasis Therapeutics Inc.	15,059	41
*	XOMA Corp.	1,977	37
*,^	Ampio Pharmaceuticals Inc.	57,484	36
*	Syndax Pharmaceuticals Inc.	4,302	33
*	Kiniksa Pharmaceuticals Ltd. Class A	1,450	32
*	RTI Surgical Inc.	7,013	31
*	BioScrip Inc.	10,286	30
	Tricida Inc.	967	30
*	Surgery Partners Inc.	1,355	24
*	Adverum Biotechnologies Inc.	3,035	23
*	Nymox Pharmaceutical Corp.	8,499	22

70

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
* FONAR Corp.	736	19
Crinetics Pharmaceuticals Inc.	560	17
Avrobio Inc.	485	17
Aptinyx Inc.	630	15
* Aquestive Therapeutics Inc.	750	14
* Immune Design Corp.	3,139	12
* NantHealth Inc.	4,970	11
Magenta Therapeutics Inc.	713	10
Forty Seven Inc.	665	10
Replimune Group Inc.	476	9
* Harvard Bioscience Inc.	1,336	8
* Arsanis Inc.	3,363	8
* Ra Pharmaceuticals Inc.	589	7
Scholar Rock Holding Corp.	391	7
Kezar Life Sciences Inc.	374	6
Xeris Pharmaceuticals Inc.	250	6
* Eidos Therapeutics Inc.	486	6
Liquidia Technologies Inc.	338	5
Neuronetics Inc.	151	5
* resTORbio Inc.	366	4
Constellation Pharmaceuticals Inc.	376	4
* NewLink Genetics Corp.	1,184	4
Translate Bio Inc.	333	4
* Spero Therapeutics Inc.	278	3
* Rubius Therapeutics Inc.	76	2
* Anika Therapeutics Inc.	8	—
* Conatus Pharmaceuticals Inc.	48	—
* Protagonist Therapeutics Inc.	24	—
* Edge Therapeutics Inc.	238	—
* Prothena Corp. plc	11	—
* Conformis Inc.	135	—
* Corindus Vascular Robotics Inc.	145	—
* Advaxis Inc.	108	—
* Calithera Biosciences Inc.	26	—
* Obalon Therapeutics Inc.	48	—
* Viveve Medical Inc.	44	—
* Cross Country Healthcare Inc.	13	—
* Versartis Inc.	60	—
* Axovant Sciences Ltd.	41	—
Menlo Therapeutics Inc.	13	—
Curis Inc.	55	—
* Strongbridge Biopharma plc	17	—
* vTv Therapeutics Inc. Class A	57	—
* Matinas BioPharma Holdings Inc.	125	—
* Asterias Biotherapeutics Inc. Class A	37	—
* Genocea Biosciences Inc.	84	—
* Anavex Life Sciences Corp.	20	—
Merrimack Pharmaceuticals Inc.	9	—
Restoration Robotics Inc.	21	—
* Zynerba Pharmaceuticals Inc.	6	—
scPharmaceuticals Inc.	8	—
* Quotient Ltd.	5	—
* Aileron Therapeutics Inc.	8	—
* Oncocyte Corp.	7	—
* VBI Vaccines Inc.	5	—
		231,196
Materials & Processing (7.8%)
* Trex Co. Inc.	43,668	3,699
* Ingevity Corp.	31,315	3,163
Balchem Corp.	23,692	2,627
* RBC Bearings Inc.	17,402	2,607
PolyOne Corp.	55,628	2,351
Simpson Manufacturing Co. Inc.	30,579	2,348
KapStone Paper and Packaging Corp.	64,564	2,218

71

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
	Cabot Microelectronics Corp.	18,809	2,120
*	Summit Materials Inc. Class A	83,190	1,769
	Quaker Chemical Corp.	9,680	1,744
	Trinseo SA	22,261	1,717
	HB Fuller Co.	27,967	1,594
	Comfort Systems USA Inc.	27,130	1,557
	Universal Forest Products Inc.	39,251	1,470
	Compass Minerals International Inc.	23,152	1,448
*	Beacon Roofing Supply Inc.	37,479	1,390
*	Ferro Corp.	62,558	1,373
	Worthington Industries Inc.	29,135	1,357
*	GCP Applied Technologies Inc.	53,148	1,339
	Mueller Industries Inc.	41,687	1,333
*	Builders FirstSource Inc.	83,101	1,298
*	Masonite International Corp.	19,268	1,290
*	JELD-WEN Holding Inc.	52,074	1,266
	AAON Inc.	30,601	1,236
	Sensient Technologies Corp.	16,612	1,180
	Boise Cascade Co.	26,836	1,173
*	Patrick Industries Inc.	17,602	1,127
	Advanced Drainage Systems Inc.	32,766	1,027
*	Continental Building Products Inc.	27,386	1,022
*	Kraton Corp.	21,077	991
	Neenah Inc.	10,234	934
	Interface Inc. Class A	39,179	923
*	PGT Innovations Inc.	36,093	877
	Apogee Enterprises Inc.	17,236	848
	Mueller Water Products Inc. Class A	67,728	784
*	Installed Building Products Inc.	16,251	757
	KMG Chemicals Inc.	9,748	755
	US Silica Holdings Inc.	34,917	740
	Kaiser Aluminum Corp.	6,277	688
*	MRC Global Inc.	33,170	684
	Chase Corp.	5,322	660
	Global Brass & Copper Holdings Inc.	14,949	576
*,^	US Concrete Inc.	11,904	574
*	GMS Inc.	22,445	558
*	NCI Building Systems Inc.	31,267	528
	Tronox Ltd. Class A	32,039	519
	Myers Industries Inc.	22,612	503
	Louisiana-Pacific Corp.	16,059	468
	Insteel Industries Inc.	12,071	463
	DMC Global Inc.	10,512	413
*	Koppers Holdings Inc.	10,892	386
*	Tahoe Resources Inc.	107,576	370
*	Cleveland-Cliffs Inc.	35,041	352
	Kronos Worldwide Inc.	16,772	338
*	OMNOVA Solutions Inc.	32,617	295
*	AdvanSix Inc.	8,035	272
*	Rexnord Corp.	8,626	250
*	BlueLinx Holdings Inc.	6,631	238
^	Omega Flex Inc.	2,202	195
*	Uranium Energy Corp.	112,937	193
	Gold Resource Corp.	33,470	173
	Schweitzer-Mauduit International Inc.	4,094	167
*	ChromaDex Corp.	27,895	126
*	Ryerson Holding Corp.	11,548	120
*	Coeur Mining Inc.	20,606	117
*,^	Forterra Inc.	13,675	116
	Innophos Holdings Inc.	2,034	89
	Greif Inc. Class A	1,544	85
*	Marrone Bio Innovations Inc.	37,444	78
	Hecla Mining Co.	25,067	71
*	BMC Stock Holdings Inc.	2,512	57

72

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	Verso Corp.	1,767	56
*	Foundation Building Materials Inc.	3,219	45
*	Lawson Products Inc.	1,117	38
*	Century Aluminum Co.	2,107	27
*	Armstrong Flooring Inc.	1,321	23
*	Amyris Inc.	2,444	22
	Griffon Corp.	1,115	20
	Bloom Energy Corp. Class A	646	19
	Greif Inc. Class B	322	18
*	Shiloh Industries Inc.	1,547	14
	United States Lime & Minerals Inc.	130	10
	Valhi Inc.	1,265	4
	Hawkins Inc.	10	—
	NN Inc.	9	—
	Stepan Co.	2	—
	Caesarstone Ltd.	8	—
	Quanex Building Products Corp.	9	—
*	Huttig Building Products Inc.	28	—
	Rayonier Advanced Materials Inc.	4	—
			68,470
Other (0.0%)[2]
*,§	Dyax Corp. CVR Exp. 12/31/2019	73,258	293
*,§	A Schulman Inc. CVR	19,599	37
*,^,§	Tobira Therapeutics CVR Exp. 12/31/2028	3,989	18
*	Sonos Inc.	619	12
*	Arlo Technologies Inc.	500	10
*,§	Omthera Pharmaceuticals Inc. CVR	2,001	1
*,§	NewStar Financial Inc.	2,203	1
*,§	Clinical Data CVR	367	—
			372
Producer Durables (15.4%)
*	ASGN Inc.	37,489	3,471
	Insperity Inc.	28,248	3,386
	Woodward Inc.	39,613	3,191
	MAXIMUS Inc.	47,865	3,183
*	Proto Labs Inc.	20,027	3,113
	Korn/Ferry International	41,773	2,804
	Brink's Co.	37,065	2,784
	John Bean Technologies Corp.	23,075	2,730
	Tetra Tech Inc.	38,385	2,679
*	Axon Enterprise Inc.	38,716	2,643
	EMCOR Group Inc.	32,210	2,580
	MSA Safety Inc.	25,117	2,539
*	Generac Holdings Inc.	44,804	2,486
	Hillenbrand Inc.	46,397	2,373
	Healthcare Services Group Inc.	54,636	2,252
	Applied Industrial Technologies Inc.	28,270	2,178
*	MasTec Inc.	47,815	2,094
	Deluxe Corp.	35,175	2,083
	Exponent Inc.	38,016	1,990
*	TriNet Group Inc.	32,168	1,900
*	Dycom Industries Inc.	22,378	1,878
*	Aerojet Rocketdyne Holdings Inc.	51,563	1,810
*	Advanced Energy Industries Inc.	29,061	1,731
*	Paylocity Holding Corp.	21,381	1,699
	EnerSys	20,316	1,686
*	Harsco Corp.	59,563	1,683
*	Itron Inc.	24,951	1,657
	Albany International Corp.	21,267	1,641
*	TopBuild Corp.	26,158	1,629
*	ExlService Holdings Inc.	24,774	1,588
	Franklin Electric Co. Inc.	32,357	1,582
*	WageWorks Inc.	29,418	1,574
	Covanta Holding Corp.	87,066	1,537

73

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Kennametal Inc.	37,151	1,517
* Saia Inc.	18,867	1,495
Herman Miller Inc.	37,765	1,446
HNI Corp.	32,100	1,416
Forward Air Corp.	21,654	1,391
* Aerovironment Inc.	15,592	1,371
* Advanced Disposal Services Inc.	50,640	1,351
Kaman Corp.	20,292	1,323
Allegiant Travel Co. Class A	9,521	1,297
Raven Industries Inc.	26,512	1,283
Mobile Mini Inc.	29,130	1,250
US Ecology Inc.	16,186	1,178
Granite Construction Inc.	25,772	1,177
Badger Meter Inc.	21,027	1,155
* Evoqua Water Technologies Corp.	55,634	1,078
Federal Signal Corp.	41,395	1,078
Sun Hydraulics Corp.	21,209	1,068
Cubic Corp.	13,809	1,045
McGrath RentCorp	17,730	1,028
Tennant Co.	13,141	1,006
Watts Water Technologies Inc. Class A	11,603	957
* Herc Holdings Inc.	17,777	935
* Air Transport Services Group Inc.	43,348	882
* SPX Corp.	25,920	881
Kadant Inc.	8,087	817
* Hub Group Inc. Class A	15,400	814
Standex International Corp.	7,425	801
* FARO Technologies Inc.	11,684	797
* Atkore International Group Inc.	28,991	794
Knoll Inc.	33,635	792
Lindsay Corp.	7,870	754
Douglas Dynamics Inc.	16,282	746
* Chart Industries Inc.	9,808	741
* Vicor Corp.	11,591	724
Kforce Inc.	16,931	712
Heartland Express Inc.	34,419	704
* Astronics Corp.	15,541	676
* CSW Industrials Inc.	11,647	652
* Echo Global Logistics Inc.	19,484	647
Actuant Corp. Class A	21,941	646
H&E Equipment Services Inc.	18,230	635
Heidrick & Struggles International Inc.	13,817	611
Alamo Group Inc.	6,189	590
Werner Enterprises Inc.	15,683	581
* NV5 Global Inc.	6,140	543
Matson Inc.	14,170	529
Primoris Services Corp.	21,075	528
Pitney Bowes Inc.	69,306	503
Mesa Laboratories Inc.	2,437	489
Rush Enterprises Inc. Class A	10,038	431
Columbus McKinnon Corp.	10,013	426
^ Altra Industrial Motion Corp.	10,805	422
* DXP Enterprises Inc.	9,079	417
* MYR Group Inc.	11,910	414
Kimball International Inc. Class B	23,180	405
Astec Industries Inc.	8,152	397
Barrett Business Services Inc.	5,232	393
Forrester Research Inc.	7,601	374
Spartan Motors Inc.	25,278	365
* OSI Systems Inc.	4,675	364
Hackett Group Inc.	16,342	335
AZZ Inc.	6,086	327
* Kratos Defense & Security Solutions Inc.	24,266	324
Barnes Group Inc.	4,746	323

74

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*,^	Plug Power Inc.	160,418	316
	Marten Transport Ltd.	13,343	294
*	Willscot Corp. Class A	15,991	279
	TTEC Holdings Inc.	10,536	276
	UniFirst Corp.	1,483	275
*,^	CryoPort Inc.	18,582	264
*	Control4 Corp.	8,073	262
*	Energy Recovery Inc.	26,831	260
	Allied Motion Technologies Inc.	5,245	256
	Systemax Inc.	6,961	254
*	Vishay Precision Group Inc.	5,751	249
*	Mistras Group Inc.	10,255	234
	Universal Logistics Holdings Inc.	6,210	227
*,^	Energous Corp.	17,377	223
*	Commercial Vehicle Group Inc.	21,938	214
	Wabash National Corp.	11,022	201
*	HC2 Holdings Inc.	30,876	194
*	SP Plus Corp.	4,780	186
*	Thermon Group Holdings Inc.	6,709	180
*	ServiceSource International Inc.	56,108	179
*	Willdan Group Inc.	5,702	179
*	CAI International Inc.	6,119	165
*	Exela Technologies Inc.	27,298	163
	Moog Inc. Class A	2,038	161
*	Casella Waste Systems Inc. Class A	5,432	154
*	PRGX Global Inc.	14,942	143
	Advanced Emissions Solutions Inc.	12,200	139
*	Wesco Aircraft Holdings Inc.	10,728	130
	ConvergeOne Holdings Inc.	14,202	130
*	Napco Security Technologies Inc.	8,593	130
^	EnviroStar Inc.	2,715	128
	BG Staffing Inc.	5,007	122
*	Blue Bird Corp.	5,311	122
	ICF International Inc.	1,477	121
*	USA Truck Inc.	5,338	117
*	Milacron Holdings Corp.	5,380	114
	Resources Connection Inc.	6,861	114
	ArcBest Corp.	2,307	111
	EnPro Industries Inc.	1,464	110
	Gorman-Rupp Co.	2,724	100
*	PFSweb Inc.	11,020	95
*	Modine Manufacturing Co.	5,360	90
	CRA International Inc.	1,572	90
*	Hill International Inc.	20,963	89
*	Manitex International Inc.	8,275	88
*	Navistar International Corp.	1,965	86
*	Orion Group Holdings Inc.	9,316	80
	Rush Enterprises Inc. Class B	1,802	80
*	Lydall Inc.	1,829	78
*	Information Services Group Inc.	14,770	73
	BrightView Holdings Inc.	4,107	73
*	PAM Transportation Services Inc.	1,122	65
	REV Group Inc.	3,843	65
*	Sterling Construction Co. Inc.	4,439	65
	Marlin Business Services Corp.	1,979	57
*	YRC Worldwide Inc.	5,044	48
*	TrueBlue Inc.	1,631	48
*	General Finance Corp.	3,148	43
*	Team Inc.	1,211	28
*	InnerWorkings Inc.	2,365	18
	Miller Industries Inc.	627	18
	VSE Corp.	462	18
*	Gencor Industries Inc.	1,006	13
*	Twin Disc Inc.	499	13

75

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
* Heritage-Crystal Clean Inc.	547	13
Graham Corp.	412	11
* Willis Lease Finance Corp.	90	3
ABM Industries Inc.	18	1
* Electronics For Imaging Inc.	14	—
* ExOne Co.	45	—
* StarTek Inc.	57	—
CIRCOR International Inc.	6	—
RR Donnelley & Sons Co.	51	—
* Hudson Technologies Inc.	79	—
* Vectrus Inc.	4	—
Quad/Graphics Inc.	5	—
* Aqua Metals Inc.	32	—
Multi-Color Corp.	1	—
* Radiant Logistics Inc.	10	—
		134,230
Technology (15.9%)
* Integrated Device Technology Inc.	98,092	4,168
* HubSpot Inc.	26,744	3,843
Blackbaud Inc.	35,675	3,731
Entegris Inc.	104,976	3,559
* New Relic Inc.	32,791	3,370
* Lumentum Holdings Inc.	46,322	3,145
* Silicon Laboratories Inc.	31,627	3,099
Science Applications International Corp.	31,315	2,825
* Yelp Inc. Class A	59,757	2,816
* Coupa Software Inc.	39,183	2,810
* Ellie Mae Inc.	25,283	2,664
* Semtech Corp.	44,069	2,633
* Box Inc.	93,859	2,305
* ACI Worldwide Inc.	80,307	2,282
* Qualys Inc.	24,964	2,273
* II-VI Inc.	45,540	2,266
* iRobot Corp.	19,959	2,265
* Cornerstone OnDemand Inc.	39,643	2,242
* Envestnet Inc.	32,669	2,065
Brooks Automation Inc.	51,438	2,027
* Five9 Inc.	42,028	2,019
* CommVault Systems Inc.	28,978	2,018
* Bottomline Technologies DE Inc.	29,617	1,954
* Novanta Inc.	24,169	1,851
* Cargurus Inc.	36,256	1,788
* Q2 Holdings Inc.	27,091	1,688
Plantronics Inc.	24,393	1,640
Power Integrations Inc.	21,251	1,559
* Varonis Systems Inc.	20,604	1,523
* Yext Inc.	60,113	1,494
Ebix Inc.	17,849	1,422
* Groupon Inc. Class A	326,673	1,395
Progress Software Corp.	33,484	1,371
* Acxiom Corp.	28,907	1,321
* Alarm.com Holdings Inc.	22,722	1,279
* Blackline Inc.	24,013	1,267
* SPS Commerce Inc.	12,449	1,223
* Imperva Inc.	25,640	1,209
* Virtusa Corp.	20,688	1,205
* SailPoint Technologies Holding Inc.	38,627	1,195
* Alteryx Inc. Class A	20,550	1,193
* Inphi Corp.	32,071	1,189
* MINDBODY Inc. Class A	31,567	1,171
* Everbridge Inc.	19,432	1,170
* Cloudera Inc.	76,106	1,142
* Hortonworks Inc.	50,693	1,132
* LivePerson Inc.	41,514	1,117

76

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	GTT Communications Inc.	25,708	1,107
*	ePlus Inc.	10,054	1,042
*	Rapid7 Inc.	26,470	1,010
*	Rogers Corp.	7,095	980
*	Syntel Inc.	23,980	977
*	Mercury Systems Inc.	17,710	965
*	Apptio Inc. Class A	24,842	964
	InterDigital Inc.	11,241	929
*	Appfolio Inc.	10,824	924
*	Blucora Inc.	25,053	907
*	MaxLinear Inc.	45,864	884
*	TrueCar Inc.	67,502	868
*	Carbonite Inc.	19,739	820
	NIC Inc.	47,248	794
	Altair Engineering Inc. Class A	18,331	766
*	Web.com Group Inc.	27,287	763
*	ForeScout Technologies Inc.	21,137	762
	CSG Systems International Inc.	20,296	758
*	Workiva Inc.	20,507	756
*	PROS Holdings Inc.	20,364	751
*	Nanometrics Inc.	16,604	727
*	Vocera Communications Inc.	21,744	721
*	Lattice Semiconductor Corp.	86,522	709
*	Viavi Solutions Inc.	59,634	668
*,^	Benefitfocus Inc.	14,618	645
*	Rudolph Technologies Inc.	23,181	644
*	Glu Mobile Inc.	81,207	625
*	USA Technologies Inc.	38,091	619
*	CalAmp Corp.	25,763	605
*,^	Inovalon Holdings Inc. Class A	50,727	558
*	Extreme Networks Inc.	85,255	535
*	Insight Enterprises Inc.	9,688	534
*	Cision Ltd.	28,914	524
*	Endurance International Group Holdings Inc.	51,882	501
*	Xcerra Corp.	34,213	495
	Methode Electronics Inc.	12,384	491
*,^	Ichor Holdings Ltd.	18,765	487
*	Unisys Corp.	25,889	482
	QAD Inc. Class A	7,604	461
*	CEVA Inc.	15,022	460
*	Quantenna Communications Inc.	24,236	443
^	Zscaler Inc.	10,319	442
*	Applied Optoelectronics Inc.	10,600	438
*	OneSpan Inc.	23,316	437
*	Upland Software Inc.	11,672	434
*	Loral Space & Communications Inc.	9,433	418
*	Tucows Inc. Class A	7,027	411
*	Limelight Networks Inc.	79,614	404
*	PlayAGS Inc.	11,896	381
	NVE Corp.	3,302	375
*	Ambarella Inc.	9,764	374
*	NETGEAR Inc.	5,181	367
*	TechTarget Inc.	15,018	360
*	Model N Inc.	18,891	321
*	ShotSpotter Inc.	5,383	307
*,^	Impinj Inc.	13,873	298
*	Evolent Health Inc. Class A	11,643	297
	Monotype Imaging Holdings Inc.	14,379	296
*	Diodes Inc.	7,392	280
*	Perficient Inc.	9,621	276
*	Immersion Corp.	22,549	262
*	A10 Networks Inc.	36,312	253
*	MobileIron Inc.	51,505	252
*	SMART Global Holdings Inc.	7,413	245

77

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	SendGrid Inc.	6,513	236
*	ChannelAdvisor Corp.	17,959	234
*,^	Digimarc Corp.	7,921	234
*	Ooma Inc.	13,255	212
*	Zix Corp.	37,966	211
*	Brightcove Inc.	25,357	208
	American Software Inc. Class A	11,552	208
	Internap Corp.	14,565	196
*,^	Aquantia Corp.	15,357	194
*,^	PolarityTE Inc.	6,284	180
	Park Electrochemical Corp.	8,175	175
*	PAR Technology Corp.	6,779	174
	Simulations Plus Inc.	8,338	174
*	Mitek Systems Inc.	23,750	172
*	eGain Corp.	10,949	157
^	nLight Inc.	5,054	156
	Reis Inc.	6,583	152
^	Carbon Black Inc.	5,864	149
*	Amber Road Inc.	16,987	148
*	Casa Systems Inc.	9,585	141
*,^	VirnetX Holding Corp.	39,157	131
^	Turtle Beach Corp.	5,698	131
*	Calix Inc.	16,640	130
	Xperi Corp.	7,531	118
*	Acacia Communications Inc.	2,802	114
*	Synaptics Inc.	2,364	114
*	Cray Inc.	5,016	109
*	Asure Software Inc.	7,183	108
*	Cirrus Logic Inc.	2,367	104
*	Aerohive Networks Inc.	24,331	103
*	Leaf Group Ltd.	8,919	99
*	Iteris Inc.	18,484	95
*	Kopin Corp.	40,443	94
	Cohu Inc.	3,376	89
*	Agilysys Inc.	5,278	85
*	Park City Group Inc.	9,837	83
	ACM Research Inc. Class A	5,876	83
*	Avid Technology Inc.	13,831	82
*	3D Systems Corp.	3,971	81
*	Adesto Technologies Corp.	13,125	79
*	Clearfield Inc.	5,417	74
*	Remark Holdings Inc.	19,772	70
*	FormFactor Inc.	4,257	66
*	Telenav Inc.	10,984	62
*	Veritone Inc.	5,181	54
*	Telaria Inc.	10,746	44
*	Sparton Corp.	3,379	43
*	Travelzoo	3,472	43
*	Pluralsight Inc. Class A	1,067	36
*	Rimini Street Inc.	7,087	36
*	Majesco	4,509	32
	Domo Inc.	1,200	28
*	PDF Solutions Inc.	1,747	15
*	Tenable Holdings Inc.	364	12
*	I3 Verticals Inc. Class A	501	9
*	SecureWorks Corp. Class A	660	9
	EverQuote Inc. Class A	467	6
*	Finisar Corp.	119	2
*	Oclaro Inc.	228	2
*	EMCORE Corp.	280	1
*	Proofpoint Inc.	11	1
*	Paycom Software Inc.	8	1
*	TTM Technologies Inc.	29	1
*	Stratasys Ltd.	21	1

78

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
* Tech Data Corp.	7	1
* Intevac Inc.	87	1
Daktronics Inc.	59	1
* CyberOptics Corp.	21	1
* Pixelworks Inc.	74	—
SYNNEX Corp.	4	—
* Alpha & Omega Semiconductor Ltd.	27	—
* Fabrinet	8	—
* PCM Inc.	15	—
Bel Fuse Inc. Class B	11	—
* Quantum Corp.	129	—
* KEMET Corp.	10	—
* Ultra Clean Holdings Inc.	16	—
* MicroVision Inc.	212	—
* Akoustis Technologies Inc.	27	—
* Meet Group Inc.	41	—
* Axcelis Technologies Inc.	10	—
Diebold Nixdorf Inc.	41	—
* MACOM Technology Solutions Holdings Inc.	7	—
* Global Eagle Entertainment Inc.	31	—
* Nutanix Inc.	1	—
		138,907
Utilities (1.7%)
j2 Global Inc.	34,520	2,850
* Vonage Holdings Corp.	162,967	2,311
Cogent Communications Holdings Inc.	31,051	1,699
* 8x8 Inc.	67,369	1,529
Shenandoah Telecommunications Co.	34,639	1,321
American States Water Co.	18,331	1,108
* Boingo Wireless Inc.	29,795	986
* ORBCOMM Inc.	54,006	583
SJW Group	8,259	478
Middlesex Water Co.	10,116	463
South Jersey Industries Inc.	9,244	307
York Water Co.	8,651	260
New Jersey Resources Corp.	4,666	213
* Gogo Inc.	41,860	188
California Water Service Group	2,889	119
Chesapeake Utilities Corp.	1,262	109
Global Water Resources Inc.	7,988	79
Spark Energy Inc. Class A	8,190	72
* Pure Cycle Corp.	6,338	71
Fusion Connect Inc.	1,972	7
Consolidated Communications Holdings Inc.	43	1
* Atlantic Power Corp.	178	—
IDT Corp. Class B	53	—
* Globalstar Inc.	222	—

		14,754
Total Common Stocks (Cost $683,188)		871,562

79

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2018

				Market
				Value
	Coupon		Shares	($000
Temporary Cash Investments (2.0%)[1]
Money Market Fund (2.0%)
3,4 Vanguard Market Liquidity Fund	2.153%		170,119	17,015

			Face
		Maturity	Amount
		Date	($000)
U.S. Government and Agency Obligations (0.0%)
United States Treasury Bill	1.916%	9/6/18	100	100
5 United States Treasury Bill	2.078%	11/15/18	150	150
				250
Total Temporary Cash Investments (Cost $17,261)				17,265
Total Investments (101.8%) (Cost $700,449)				888,827
Other Assets and Liabilities—Net (-1.8%)[4]				(15,305)
Net Assets (100%)				873,522

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $12,608,000.
§ Security value determined using significant unobservable inputs.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.2% and 1.6%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $13,514,000 of collateral received for securities on loan.
5 Securities with a value of $149,000 have been segregated as initial margin for open futures contracts.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

80

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© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA18510 102018

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)

Common Stocks (99.7%)[1]
Consumer Discretionary (14.3%)
* Amazon.com Inc.	17,536	35,295
Home Depot Inc.	49,648	9,968
Comcast Corp. Class A	197,174	7,293
Walt Disney Co.	64,328	7,206
* Netflix Inc.	17,990	6,615
Walmart Inc.	61,511	5,896
McDonald's Corp.	33,944	5,507
NIKE Inc. Class B	54,222	4,457
Costco Wholesale Corp.	18,854	4,395
* Booking Holdings Inc.	2,079	4,057
Lowe's Cos. Inc.	35,650	3,877
Starbucks Corp.	58,120	3,107
TJX Cos. Inc.	27,012	2,971
* Charter Communications Inc. Class A	7,725	2,398
Twenty-First Century Fox Inc. Class A	45,120	2,048
General Motors Co.	56,403	2,033
Target Corp.	23,052	2,017
* Tesla Inc.	5,853	1,766
Marriott International Inc. Class A	12,621	1,596
Ford Motor Co.	167,985	1,592
Ross Stores Inc.	15,889	1,522
* eBay Inc.	40,312	1,395
Estee Lauder Cos. Inc. Class A	9,418	1,320
VF Corp.	13,989	1,289
Dollar General Corp.	11,556	1,245
Yum! Brands Inc.	14,047	1,221
* O'Reilly Automotive Inc.	3,452	1,158
Carnival Corp.	17,513	1,077
Las Vegas Sands Corp.	15,355	1,005
Aptiv plc	11,335	998
Twenty-First Century Fox Inc.	20,960	941
Hilton Worldwide Holdings Inc.	12,002	932
Royal Caribbean Cruises Ltd.	7,263	890
* AutoZone Inc.	1,149	881
Best Buy Co. Inc.	10,406	828
* Dollar Tree Inc.	10,086	812
CBS Corp. Class B	14,212	754
Expedia Group Inc.	5,228	682
Omnicom Group Inc.	9,621	667
* Lululemon Athletica Inc.	4,282	663
Wynn Resorts Ltd.	4,392	652
Tiffany & Co.	5,305	651
MGM Resorts International	22,387	649
DR Horton Inc.	14,523	646
* Ulta Beauty Inc.	2,482	645
Tapestry Inc.	12,452	631
Yum China Holdings Inc.	16,097	623
Darden Restaurants Inc.	5,308	616
Genuine Parts Co.	6,079	607
* CarMax Inc.	7,587	592
Lennar Corp. Class A	11,044	571
Kohl's Corp.	7,207	570
Domino's Pizza Inc.	1,806	539
Vail Resorts Inc.	1,724	514
Advance Auto Parts Inc.	3,082	506
* Mohawk Industries Inc.	2,627	503
* Chipotle Mexican Grill Inc. Class A	1,049	498
Hasbro Inc.	4,955	492
Macy's Inc.	13,347	488
* Burlington Stores Inc.	2,857	480
* Norwegian Cruise Line Holdings Ltd.	8,792	471

1

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Tractor Supply Co.	5,321	470
PVH Corp.	3,254	466
Lear Corp.	2,822	458
* LKQ Corp.	13,100	452
* Michael Kors Holdings Ltd.	6,144	446
Viacom Inc. Class B	14,599	427
Aramark	10,396	427
* Liberty Media Corp-Liberty SiriusXM Class C	8,894	418
Newell Brands Inc.	19,146	416
BorgWarner Inc.	9,046	396
* Qurate Retail Group Inc. QVC Group Class A	18,982	395
Nielsen Holdings plc	15,138	394
Sirius XM Holdings Inc.	55,263	392
Interpublic Group of Cos. Inc.	16,398	383
Whirlpool Corp.	2,974	372
* Discovery Communications Inc.	14,295	367
KAR Auction Services Inc.	5,827	365
* NVR Inc.	136	363
Garmin Ltd.	5,197	354
* ServiceMaster Global Holdings Inc.	5,697	343
Fortune Brands Home & Security Inc.	6,411	340
* DISH Network Corp. Class A	9,389	332
* Liberty Broadband Corp.	4,071	330
* Wayfair Inc.	2,426	328
Service Corp. International	7,615	320
PulteGroup Inc.	11,415	319
Nordstrom Inc.	5,073	319
Ralph Lauren Corp. Class A	2,314	307
Harley-Davidson Inc.	7,134	304
* Live Nation Entertainment Inc.	5,888	293
* Liberty Media Corp-Liberty Formula One	7,912	292
* WABCO Holdings Inc.	2,370	292
* Bright Horizons Family Solutions Inc.	2,376	284
Pool Corp.	1,721	283
Gentex Corp.	12,051	282
Polaris Industries Inc.	2,575	279
* Five Below Inc.	2,383	278
Hanesbrands Inc.	15,747	276
Gap Inc.	9,084	276
L Brands Inc.	10,199	270
* Caesars Entertainment Corp.	26,077	266
News Corp. Class A	20,265	265
Dunkin' Brands Group Inc.	3,538	258
Leggett & Platt Inc.	5,634	256
Foot Locker Inc.	5,180	255
Williams-Sonoma Inc.	3,532	248
H&R Block Inc.	9,037	245
Coty Inc. Class A	19,753	244
* TripAdvisor Inc.	4,484	244
* Etsy Inc.	4,970	242
Brunswick Corp.	3,637	242
* Grand Canyon Education Inc.	2,011	240
Goodyear Tire & Rubber Co.	10,521	239
Wyndham Hotels & Resorts Inc.	4,188	238
* Mattel Inc.	14,959	231
* Madison Square Garden Co. Class A	762	230
Toll Brothers Inc.	6,173	224
* 2U Inc.	2,447	219
Six Flags Entertainment Corp.	3,174	214
* GCI Liberty Inc. - Class A	4,299	211
Carter's Inc.	1,958	207
* Planet Fitness Inc. Class A	3,937	202
Texas Roadhouse Inc. Class A	2,932	202
Thor Industries Inc.	2,098	200

2

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	Trade Desk Inc. Class A	1,396	198
*,^	Discovery Communications Inc. Class A	7,112	198
*	Stamps.com Inc.	745	185
*	Under Armour Inc.	9,660	183
	American Eagle Outfitters Inc.	6,888	179
	Adient plc	4,006	173
	Cinemark Holdings Inc.	4,587	171
	Signet Jewelers Ltd.	2,633	169
*	Ollie's Bargain Outlet Holdings Inc.	1,914	167
	World Wrestling Entertainment Inc. Class A	1,895	166
*	Deckers Outdoor Corp.	1,355	165
*	SiteOne Landscape Supply Inc.	1,807	163
	ILG Inc.	4,784	163
*	Skechers U.S.A. Inc. Class A	5,488	162
	Extended Stay America Inc.	7,924	160
	Wolverine World Wide Inc.	4,032	158
	Nexstar Media Group Inc. Class A	1,902	156
*	Urban Outfitters Inc.	3,292	153
	Aaron's Inc.	3,054	152
	Hyatt Hotels Corp. Class A	1,929	149
*	Helen of Troy Ltd.	1,227	146
	Wendy's Co.	8,249	146
*	Hilton Grand Vacations Inc.	4,454	145
*	Chegg Inc.	4,469	145
*	Eldorado Resorts Inc.	3,002	144
*	Visteon Corp.	1,286	142
	Cable One Inc.	165	138
	Lions Gate Entertainment Corp. Class B	6,154	138
	Steven Madden Ltd.	2,344	136
*	Under Armour Inc. Class A	6,561	134
	Churchill Downs Inc.	472	133
	Strategic Education Inc.	952	132
*	RH	829	132
	Tribune Media Co. Class A	3,540	131
*	Cimpress NV	928	130
	John Wiley & Sons Inc. Class A	1,981	128
*	AMC Networks Inc. Class A	2,016	127
	Boyd Gaming Corp.	3,465	126
	Dick's Sporting Goods Inc.	3,316	124
	Dana Inc.	6,319	124
*	Weight Watchers International Inc.	1,640	123
	New York Times Co. Class A	5,255	122
*	Penn National Gaming Inc.	3,458	119
*	Liberty Expedia Holdings Inc. Class A	2,576	119
*	Adtalem Global Education Inc.	2,425	116
*	Tempur Sealy International Inc.	2,053	114
*	Liberty Broadband Corp. Class A	1,403	114
	Marriott Vacations Worldwide Corp.	950	113
	Cracker Barrel Old Country Store Inc.	755	113
	Columbia Sportswear Co.	1,238	112
	Roku Inc.	1,885	112
	AMERCO	297	111
*	Liberty Latin America Ltd. Class A	5,644	111
	TEGNA Inc.	9,267	108
	Bed Bath & Beyond Inc.	6,011	108
	Children's Place Inc.	765	108
*	AutoNation Inc.	2,372	108
*	Murphy USA Inc.	1,287	107
*	Fox Factory Holding Corp.	1,608	106
*	Cooper-Standard Holdings Inc.	762	105
*	Pandora Media Inc.	11,398	105
	Jack in the Box Inc.	1,159	105
*	Shutterfly Inc.	1,349	105
	Red Rock Resorts Inc. Class A	3,169	103

3

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Choice Hotels International Inc.	1,318	103
* Dave & Buster's Entertainment Inc.	1,757	102
Cheesecake Factory Inc.	1,875	100
Monro Inc.	1,403	100
* Dorman Products Inc.	1,214	98
Graham Holdings Co. Class B	174	98
* Avis Budget Group Inc.	3,106	97
* Taylor Morrison Home Corp. Class A	4,930	96
* Cavco Industries Inc.	388	95
Travelport Worldwide Ltd.	5,120	95
International Game Technology plc	4,518	95
* Liberty Media Corp-Liberty SiriusXM Class A	2,026	95
LCI Industries	1,008	94
* American Axle & Manufacturing Holdings Inc.	5,209	92
Brinker International Inc.	2,079	92
DSW Inc. Class A	2,701	90
Callaway Golf Co.	3,936	90
National Vision Holdings Inc.	2,026	90
Tenneco Inc.	2,078	89
Wingstop Inc.	1,324	89
KB Home	3,495	87
Sinclair Broadcast Group Inc. Class A	2,984	86
* TRI Pointe Group Inc.	5,916	86
PriceSmart Inc.	965	84
Meredith Corp.	1,619	84
* G-III Apparel Group Ltd.	1,833	83
* Michaels Cos. Inc.	4,793	81
Penske Automotive Group Inc.	1,543	81
Lithia Motors Inc. Class A	933	81
* Sotheby's	1,667	80
* Sally Beauty Holdings Inc.	5,161	79
* Carvana Co. Class A	1,216	79
Lennar Corp. Class B	1,864	79
* Cars.com Inc.	2,887	78
Office Depot Inc.	22,515	75
Big Lots Inc.	1,705	73
* Meritage Homes Corp.	1,693	73
La-Z-Boy Inc.	2,178	72
Tupperware Brands Corp.	2,213	72
* Meritor Inc.	3,303	72
Group 1 Automotive Inc.	928	72
Matthews International Corp. Class A	1,371	71
Caleres Inc.	1,739	70
Bloomin' Brands Inc.	3,642	70
* Liberty Media Corp-Liberty Formula One Class A	2,009	70
* Gentherm Inc.	1,411	69
* SeaWorld Entertainment Inc.	2,367	69
* Crocs Inc.	3,320	69
Sonic Corp.	1,904	68
* MSG Networks Inc.	2,770	67
* Scientific Games Corp.	2,214	67
Oxford Industries Inc.	720	67
Guess? Inc.	2,718	67
Dine Brands Global Inc.	797	66
* Pinnacle Entertainment Inc.	1,932	66
MDC Holdings Inc.	2,074	66
Abercrombie & Fitch Co.	3,000	65
Cooper Tire & Rubber Co.	2,237	65
* Asbury Automotive Group Inc.	851	63
* IMAX Corp.	2,604	61
* Shake Shack Inc. Class A	1,008	61
* Gray Television Inc.	3,489	61
* Sleep Number Corp.	1,798	61
* Floor & Decor Holdings Inc. Class A	1,644	60

4

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
* Belmond Ltd. Class A	3,530	59
GameStop Corp. Class A	4,388	58
BJ's Restaurants Inc.	760	58
* Career Education Corp.	3,397	54
Papa John's International Inc.	1,152	53
* Quotient Technology Inc.	3,513	53
Inter Parfums Inc.	790	52
Gannett Co. Inc.	4,990	51
Sturm Ruger & Co. Inc.	780	51
* Liberty TripAdvisor Holdings Inc. Class A	3,138	50
* Central Garden & Pet Co. Class A	1,363	50
Standard Motor Products Inc.	970	49
* Liberty Media Corp-Liberty Braves	1,816	48
* Fossil Group Inc.	2,115	48
* Vista Outdoor Inc.	2,584	48
Tailored Brands Inc.	2,017	47
Chico's FAS Inc.	5,174	47
* LGI Homes Inc.	813	47
AMC Entertainment Holdings Inc. Class A	2,456	47
* American Woodmark Corp.	548	47
Winnebago Industries Inc.	1,257	46
Viad Corp.	736	45
Scholastic Corp.	1,074	45
* Genesco Inc.	880	45
Entercom Communications Corp. Class A	5,652	44
* Fitbit Inc. Class A	7,297	44
Marcus Corp.	1,074	44
* Express Inc.	3,852	43
* Instructure Inc.	1,051	43
Acushnet Holdings Corp.	1,550	42
* At Home Group Inc.	1,217	42
Viacom Inc. Class A	1,217	41
* Hertz Global Holdings Inc.	2,320	41
International Speedway Corp. Class A	920	41
Nutrisystem Inc.	1,091	40
HealthStream Inc.	1,270	40
Ruth's Hospitality Group Inc.	1,298	40
Shutterstock Inc.	722	40
Buckle Inc.	1,543	40
Dillard's Inc. Class A	496	39
* Malibu Boats Inc. Class A	796	38
EW Scripps Co. Class A	2,555	37
National Presto Industries Inc.	273	36
* Ascena Retail Group Inc.	7,864	36
* Hudson Ltd. Class A	1,743	36
* American Outdoor Brands Corp.	2,536	36
* Denny's Corp.	2,355	35
* Fiesta Restaurant Group Inc.	1,232	35
* Stoneridge Inc.	1,183	35
* Laureate Education Inc. Class A	2,117	34
New Media Investment Group Inc.	2,079	33
* M/I Homes Inc.	1,266	33
* Regis Corp.	1,530	33
* Universal Electronics Inc.	754	33
* Carrols Restaurant Group Inc.	2,006	32
* Rent-A-Center Inc.	2,116	31
National CineMedia Inc.	3,417	31
Camping World Holdings Inc. Class A	1,468	30
News Corp. Class B	2,227	30
* Liberty Latin America Ltd.	1,541	30
Ethan Allen Interiors Inc.	1,344	30
Superior Industries International Inc.	1,377	30
Tower International Inc.	877	30
Movado Group Inc.	690	29

5

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	Conn's Inc.	712	29
*	K12 Inc.	1,749	29
*	Houghton Mifflin Harcourt Co.	4,490	29
*	Red Robin Gourmet Burgers Inc.	687	28
*	QuinStreet Inc.	1,860	28
*	GoPro Inc. Class A	4,381	28
*	America's Car-Mart Inc.	329	27
*	Zumiez Inc.	877	27
	Hooker Furniture Corp.	649	27
	Emerald Expositions Events Inc.	1,739	27
	Winmark Corp.	172	26
*	William Lyon Homes Class A	1,311	26
	Shoe Carnival Inc.	560	25
	Cato Corp. Class A	1,134	24
*	American Public Education Inc.	693	24
*,^	JC Penney Co. Inc.	13,594	24
	Haverty Furniture Cos. Inc.	1,083	24
*	MarineMax Inc.	1,052	24
*	Lumber Liquidators Holdings Inc.	1,340	23
*	Monarch Casino & Resort Inc.	486	23
*	Century Communities Inc.	749	22
*	Motorcar Parts of America Inc.	823	22
*	Overstock.com Inc.	742	22
	Johnson Outdoors Inc. Class A	212	21
*	Habit Restaurants Inc. Class A	1,257	21
*	ZAGG Inc.	1,275	21
*	Chuy's Holdings Inc.	709	21
*	Nautilus Inc.	1,379	20
*	MCBC Holdings Inc.	727	20
*	Boot Barn Holdings Inc.	669	20
*	Central European Media Enterprises Ltd. Class A	5,175	20
	Citi Trends Inc.	617	19
*	XO Group Inc.	629	19
*	Hibbett Sports Inc.	915	19
*	Del Taco Restaurants Inc.	1,417	18
*	Beazer Homes USA Inc.	1,425	18
*	tronc Inc.	1,092	18
*	Care.com Inc.	924	18
*	Central Garden & Pet Co.	445	18
*	Party City Holdco Inc.	1,124	17
	Barnes & Noble Inc.	3,208	17
	Entravision Communications Corp. Class A	3,094	16
*	WideOpenWest Inc.	1,379	16
*	El Pollo Loco Holdings Inc.	1,330	16
	Sonic Automotive Inc. Class A	722	16
*	Vera Bradley Inc.	1,033	15
*	Perry Ellis International Inc.	548	15
*	Golden Entertainment Inc.	519	15
*	Rosetta Stone Inc.	913	14
	RCI Hospitality Holdings Inc.	442	14
*	1-800-Flowers.com Inc. Class A	1,174	14
*	Lindblad Expeditions Holdings Inc.	930	14
*	Drive Shack Inc.	2,271	14
*	Daily Journal Corp.	59	14
*	Eros International plc	1,238	14
*	Lands' End Inc.	541	14
*	Franklin Covey Co.	540	14
	Carriage Services Inc. Class A	605	14
*	Reading International Inc. Class A	835	13
	Tilly's Inc. Class A	561	13
	Tile Shop Holdings Inc.	1,724	13
*	MDC Partners Inc. Class A	2,668	13
*	elf Beauty Inc.	926	13
*	Barnes & Noble Education Inc.	2,104	13

6

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Nathan's Famous Inc.	141	13
* Biglari Holdings Inc.	13	12
* Duluth Holdings Inc.	427	12
* Sportsman's Warehouse Holdings Inc.	2,115	12
Flexsteel Industries Inc.	338	12
Weyco Group Inc.	338	12
* Zoe's Kitchen Inc.	860	12
Bassett Furniture Industries Inc.	497	12
* Francesca's Holdings Corp.	1,745	11
* Container Store Group Inc.	915	10
Clear Channel Outdoor Holdings Inc. Class A	2,248	10
Speedway Motorsports Inc.	556	10
Clarus Corp.	887	9
* Hovnanian Enterprises Inc. Class A	5,863	9
* Funko Inc. Class A	350	9
* Century Casinos Inc.	1,006	8
* Potbelly Corp.	526	7
* J. Jill Inc.	1,165	7
Pier 1 Imports Inc.	3,612	7
BJ's Wholesale Club Holdings Inc.	215	6
* Kirkland's Inc.	599	5
* Del Frisco's Restaurant Group Inc.	557	5
Big 5 Sporting Goods Corp.	902	5
Lions Gate Entertainment Corp. Class A	126	3
* Eastman Kodak Co.	773	3
Fluent Inc.	942	2
Lifetime Brands Inc.	92	1
		184,001
Consumer Staples (5.3%)
Procter & Gamble Co.	108,361	8,989
Coca-Cola Co.	164,805	7,345
PepsiCo Inc.	61,138	6,848
Philip Morris International Inc.	66,978	5,217
Altria Group Inc.	81,420	4,765
CVS Health Corp.	43,923	3,305
Mondelez International Inc. Class A	62,555	2,672
Walgreens Boots Alliance Inc.	36,505	2,503
Colgate-Palmolive Co.	36,721	2,439
Kimberly-Clark Corp.	15,024	1,736
Sysco Corp.	20,691	1,548
Kraft Heinz Co.	26,065	1,519
Constellation Brands Inc. Class A	6,776	1,411
Archer-Daniels-Midland Co.	24,137	1,216
General Mills Inc.	25,445	1,171
Kroger Co.	36,636	1,154
* Monster Beverage Corp.	17,497	1,065
Clorox Co.	5,567	807
Tyson Foods Inc. Class A	12,615	792
Kellogg Co.	10,732	770
McCormick & Co. Inc.	5,239	654
Brown-Forman Corp. Class B	12,385	647
Hershey Co.	6,143	617
Church & Dwight Co. Inc.	10,556	597
Conagra Brands Inc.	16,213	596
Molson Coors Brewing Co. Class B	7,458	498
JM Smucker Co.	4,761	492
Hormel Foods Corp.	11,779	461
Lamb Weston Holdings Inc.	6,130	414
Bunge Ltd.	5,977	388
Pinnacle Foods Inc.	5,105	339
Ingredion Inc.	3,034	307
Campbell Soup Co.	7,468	295
* US Foods Holding Corp.	8,960	292
* Herbalife Nutrition Ltd.	4,862	275

7

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	Post Holdings Inc.	2,802	272
	Casey's General Stores Inc.	1,593	182
	Nu Skin Enterprises Inc. Class A	2,258	180
*	Keurig Dr Pepper Inc.	7,666	175
	Energizer Holdings Inc.	2,607	166
	Spectrum Brands Holdings Inc.	1,838	160
*	Performance Food Group Co.	4,627	153
	Flowers Foods Inc.	7,427	150
*	Sprouts Farmers Market Inc.	5,385	143
*	Edgewell Personal Care Co.	2,500	141
	Lancaster Colony Corp.	826	129
*	Hain Celestial Group Inc.	4,487	128
	Medifast Inc.	521	119
*	TreeHouse Foods Inc.	2,192	114
	Brown-Forman Corp. Class A	2,082	110
	WD-40 Co.	609	108
*	Boston Beer Co. Inc. Class A	345	105
	Sanderson Farms Inc.	895	95
	B&G Foods Inc.	2,796	89
	J&J Snack Foods Corp.	597	87
*	United Natural Foods Inc.	2,179	77
	Calavo Growers Inc.	700	74
	Core-Mark Holding Co. Inc.	2,028	73
*	USANA Health Sciences Inc.	549	72
	Vector Group Ltd.	4,163	65
*	National Beverage Corp.	547	64
	Universal Corp.	1,073	64
*	Rite Aid Corp.	45,344	62
	Cal-Maine Foods Inc.	1,205	60
*	Simply Good Foods Co.	3,224	58
*	SUPERVALU Inc.	1,748	56
	Fresh Del Monte Produce Inc.	1,325	50
	MGP Ingredients Inc.	602	46
	Andersons Inc.	1,132	46
*	Pilgrim's Pride Corp.	2,400	44
*	Freshpet Inc.	1,175	44
*	Hostess Brands Inc. Class A	3,676	43
*	Diplomat Pharmacy Inc.	1,996	41
	Seaboard Corp.	11	41
	PetMed Express Inc.	948	35
	Coca-Cola Bottling Co. Consolidated	201	34
	SpartanNash Co.	1,582	34
	John B Sanfilippo & Son Inc.	461	34
*	Chefs' Warehouse Inc.	1,051	31
	Dean Foods Co.	4,026	31
	Ingles Markets Inc. Class A	792	28
	Weis Markets Inc.	553	26
	Tootsie Roll Industries Inc.	812	23
*	Primo Water Corp.	1,149	23
	Limoneira Co.	518	16
*,^	22nd Century Group Inc.	5,198	14
*	Craft Brew Alliance Inc.	706	13
*	Seneca Foods Corp. Class A	391	13
*	Farmer Brothers Co.	383	11
	Natural Health Trends Corp.	417	11
*	Natural Grocers by Vitamin Cottage Inc.	516	10
*	Cadiz Inc.	998	10
*	GNC Holdings Inc. Class A	2,838	9
*	Smart & Final Stores Inc.	1,163	8
	Turning Point Brands Inc.	231	8
*	Castle Brands Inc.	4,435	5
*	Nature's Sunshine Products Inc.	472	4
	Village Super Market Inc. Class A	74	2
			68,463

8

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Energy (5.6%)
Exxon Mobil Corp.	182,900	14,663
Chevron Corp.	82,245	9,743
Schlumberger Ltd.	59,878	3,782
ConocoPhillips	50,373	3,699
EOG Resources Inc.	25,218	2,982
Occidental Petroleum Corp.	33,385	2,666
Valero Energy Corp.	18,535	2,185
Phillips 66	18,101	2,145
Marathon Petroleum Corp.	19,709	1,622
Williams Cos. Inc.	52,385	1,550
Halliburton Co.	37,664	1,502
Kinder Morgan Inc.	81,507	1,443
Anadarko Petroleum Corp.	22,363	1,440
Pioneer Natural Resources Co.	7,251	1,267
ONEOK Inc.	17,592	1,159
* Concho Resources Inc.	8,333	1,143
Devon Energy Corp.	22,309	958
Andeavor	6,072	928
Marathon Oil Corp.	35,979	774
Hess Corp.	11,489	774
National Oilwell Varco Inc.	16,209	763
Apache Corp.	16,426	720
Noble Energy Inc.	20,326	604
* Cheniere Energy Inc.	8,908	596
Baker Hughes a GE Co.	17,950	592
EQT Corp.	11,431	583
HollyFrontier Corp.	7,037	524
Targa Resources Corp.	9,177	505
Diamondback Energy Inc.	4,160	504
Cabot Oil & Gas Corp.	19,025	453
Cimarex Energy Co.	4,030	340
* WPX Energy Inc.	16,567	316
* Parsley Energy Inc. Class A	11,350	315
Helmerich & Payne Inc.	4,648	305
* Energen Corp.	3,740	290
* Continental Resources Inc.	3,836	253
PBF Energy Inc. Class A	4,704	244
* Newfield Exploration Co.	8,336	227
* Transocean Ltd.	18,312	222
Murphy Oil Corp.	7,056	218
Whiting Petroleum Corp.	4,059	207
Delek US Holdings Inc.	3,663	200
* Antero Resources Corp.	10,143	188
Valvoline Inc.	8,636	186
* First Solar Inc.	3,513	183
* Chesapeake Energy Corp.	40,609	180
Patterson-UTI Energy Inc.	9,090	156
* Apergy Corp.	3,305	149
McDermott International Inc.	7,690	149
Peabody Energy Corp.	3,581	148
* Oasis Petroleum Inc.	10,917	147
* Centennial Resource Development Inc. Class A	7,613	147
SM Energy Co.	4,870	147
Range Resources Corp.	8,864	146
CNX Resources Corp.	9,068	145
* PDC Energy Inc.	2,724	144
* Southwestern Energy Co.	24,717	139
* Matador Resources Co.	3,947	129
* Oceaneering International Inc.	4,108	116
* Callon Petroleum Co.	9,641	109
* QEP Resources Inc.	10,657	106
Golar LNG Ltd.	4,101	105
* Denbury Resources Inc.	18,736	104

9

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
* Weatherford International plc	42,397	103
* Dril-Quip Inc.	1,785	94
* Kosmos Energy Ltd.	9,892	89
* Gulfport Energy Corp.	7,588	89
* SRC Energy Inc.	9,573	89
Nabors Industries Ltd.	13,790	85
* California Resources Corp.	2,041	85
World Fuel Services Corp.	2,933	82
SemGroup Corp. Class A	3,344	81
* NOW Inc.	4,689	81
* Oil States International Inc.	2,237	76
* Rowan Cos. plc Class A	5,281	74
* Carrizo Oil & Gas Inc.	3,039	74
Arch Coal Inc. Class A	767	68
* Noble Corp. plc	11,107	68
Ocean Rig UDW Inc.	2,487	67
Archrock Inc.	5,242	66
* Penn Virginia Corp.	674	60
* C&J Energy Services Inc.	2,777	58
* Cactus Inc. Class A	1,687	58
* Laredo Petroleum Inc.	6,955	58
* Unit Corp.	2,190	58
* Helix Energy Solutions Group Inc.	5,750	54
* CONSOL Energy Inc.	1,242	53
* Extraction Oil & Gas Inc.	4,581	53
* Superior Energy Services Inc.	5,853	53
* Sunrun Inc.	3,993	52
* Renewable Energy Group Inc.	1,800	48
* Diamond Offshore Drilling Inc.	2,769	48
* Newpark Resources Inc.	4,535	48
* Frank's International NV	4,825	43
* ProPetro Holding Corp.	2,701	41
* SunCoke Energy Inc.	3,444	38
* Resolute Energy Corp.	1,073	35
* Forum Energy Technologies Inc.	2,920	35
* WildHorse Resource Development Corp.	1,583	34
* Talos Energy Inc.	956	33
RPC Inc.	2,317	32
* W&T Offshore Inc.	4,671	32
* Bonanza Creek Energy Inc.	1,003	31
* Par Pacific Holdings Inc.	1,435	29
* Jagged Peak Energy Inc.	2,180	29
Warrior Met Coal Inc.	1,178	28
* TETRA Technologies Inc.	6,171	28
TerraForm Power Inc. Class A	2,532	28
^ CVR Energy Inc.	742	28
* Exterran Corp.	1,022	28
* Alta Mesa Resources Inc.	5,725	27
* Ring Energy Inc.	2,284	27
* Tellurian Inc.	2,755	27
Green Plains Inc.	1,454	26
* Halcon Resources Corp.	5,612	26
* SandRidge Energy Inc.	1,585	25
* Keane Group Inc.	1,960	24
* Matrix Service Co.	1,151	24
* REX American Resources Corp.	280	23
* Select Energy Services Inc. Class A	1,632	22
* Clean Energy Fuels Corp.	8,091	22
* Solaris Oilfield Infrastructure Inc. Class A	1,164	20
* Enphase Energy Inc.	4,092	20
* SunPower Corp. Class A	2,976	20
* HighPoint Resources Corp.	3,629	20
* Abraxas Petroleum Corp.	7,765	17
* Northern Oil and Gas Inc.	4,646	16

10

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	SEACOR Marine Holdings Inc.	760	16
*	TPI Composites Inc.	551	15
	Panhandle Oil and Gas Inc. Class A	769	14
*	Covia Holdings Corp.	1,236	14
*	RigNet Inc.	859	14
	Evolution Petroleum Corp.	1,359	14
*	Energy XXI Gulf Coast Inc.	1,505	14
*	Liberty Oilfield Services Inc. Class A	657	13
*	Natural Gas Services Group Inc.	575	13
*	Era Group Inc.	1,047	12
*	Trecora Resources	867	12
*	Lilis Energy Inc.	2,212	12
*,^	Sanchez Energy Corp.	4,418	12
*	Pioneer Energy Services Corp.	3,526	11
	Mammoth Energy Services Inc.	410	11
*	CARBO Ceramics Inc.	1,298	11
*	Ameresco Inc. Class A	746	11
*	Ultra Petroleum Corp.	7,639	10
*	SilverBow Resources Inc.	323	10
*	ION Geophysical Corp.	482	9
*	Cloud Peak Energy Inc.	3,576	8
*	Nine Energy Service Inc.	270	8
*	NCS Multistage Holdings Inc.	493	8
	Ensco plc Class A	1,110	8
*	Key Energy Services Inc.	555	7
*	Basic Energy Services Inc.	834	7
*	Flotek Industries Inc.	2,909	7
*	Independence Contract Drilling Inc.	1,655	7
*	Midstates Petroleum Co. Inc.	561	7
*	Eclipse Resources Corp.	4,453	6
*	Vivint Solar Inc.	1,189	6
*	Smart Sand Inc.	1,083	5
	Hallador Energy Co.	840	5
	Adams Resources & Energy Inc.	102	5
*	Isramco Inc.	38	4
*	Approach Resources Inc.	2,034	4
	FTS International Inc.	398	4
*	Berry Petroleum Corp.	100	2
	Quintana Energy Services Inc.	125	1
			71,796
Financial Services (20.7%)
*	Berkshire Hathaway Inc. Class B	83,413	17,410
	JPMorgan Chase & Co.	146,126	16,743
	Bank of America Corp.	407,914	12,617
	Visa Inc. Class A	77,007	11,312
	Wells Fargo & Co.	189,511	11,083
	Mastercard Inc. Class A	39,641	8,545
	Citigroup Inc.	110,231	7,853
*	PayPal Holdings Inc.	51,283	4,735
	Goldman Sachs Group Inc.	15,287	3,635
	US Bancorp	66,660	3,607
	American Express Co.	30,699	3,253
	PNC Financial Services Group Inc.	20,206	2,900
	American Tower Corp.	18,955	2,827
	Chubb Ltd.	19,989	2,703
	Morgan Stanley	54,058	2,640
	Charles Schwab Corp.	51,877	2,635
	CME Group Inc.	14,681	2,565
	BlackRock Inc.	5,325	2,551
	Simon Property Group Inc.	13,323	2,439
	S&P Global Inc.	10,873	2,251
	Bank of New York Mellon Corp.	40,477	2,111
	Capital One Financial Corp.	20,949	2,076
	American International Group Inc.	38,779	2,062

11

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Crown Castle International Corp.	17,883	2,039
Intercontinental Exchange Inc.	24,691	1,882
Marsh & McLennan Cos. Inc.	21,928	1,856
Prologis Inc.	26,849	1,804
Prudential Financial Inc.	18,095	1,778
BB&T Corp.	33,629	1,737
MetLife Inc.	37,253	1,710
Progressive Corp.	25,033	1,690
Fidelity National Information Services Inc.	14,352	1,552
Aon plc	10,555	1,536
Travelers Cos. Inc.	11,657	1,534
Allstate Corp.	15,140	1,523
Aflac Inc.	32,801	1,517
Equinix Inc.	3,420	1,492
SunTrust Banks Inc.	19,992	1,471
* Fiserv Inc.	17,677	1,415
State Street Corp.	16,211	1,409
Public Storage	6,412	1,363
Moody's Corp.	7,191	1,280
* Worldpay Inc. Class A	12,631	1,230
T. Rowe Price Group Inc.	10,182	1,180
Discover Financial Services	14,912	1,165
Weyerhaeuser Co.	32,590	1,131
M&T Bank Corp.	6,259	1,109
Digital Realty Trust Inc.	8,855	1,100
AvalonBay Communities Inc.	5,957	1,092
* Square Inc.	12,275	1,088
Welltower Inc.	16,059	1,071
Equity Residential	15,377	1,042
Synchrony Financial	32,315	1,023
Northern Trust Corp.	8,937	960
KeyCorp	45,064	949
Regions Financial Corp.	48,039	935
Ventas Inc.	15,220	911
Ameriprise Financial Inc.	6,253	888
Fifth Third Bancorp	29,364	864
Boston Properties Inc.	6,606	862
Citizens Financial Group Inc.	20,822	857
Global Payments Inc.	6,783	845
Willis Towers Watson plc	5,703	840
* FleetCor Technologies Inc.	3,831	819
Hartford Financial Services Group Inc.	15,331	772
* SBA Communications Corp. Class A	4,925	765
Huntington Bancshares Inc.	46,837	759
Total System Services Inc.	7,699	748
* SVB Financial Group	2,254	727
Comerica Inc.	7,366	718
TD Ameritrade Holding Corp.	12,155	712
First Republic Bank	6,968	708
* Markel Corp.	585	707
Realty Income Corp.	12,004	703
Essex Property Trust Inc.	2,848	701
Equifax Inc.	5,162	692
MSCI Inc. Class A	3,793	684
Broadridge Financial Solutions Inc.	4,991	674
Host Hotels & Resorts Inc.	31,087	669
Principal Financial Group Inc.	12,050	665
* E*TRADE Financial Corp.	11,298	665
* CBRE Group Inc. Class A	13,473	658
XL Group Ltd.	10,885	625
Lincoln National Corp.	9,404	617
Loews Corp.	12,074	607
TransUnion	7,884	594
* First Data Corp. Class A	22,973	591

12

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Vornado Realty Trust	7,344	565
Arthur J Gallagher & Co.	7,764	560
Alexandria Real Estate Equities Inc.	4,328	555
HCP Inc.	19,804	535
Annaly Capital Management Inc.	50,077	532
Jack Henry & Associates Inc.	3,289	521
Raymond James Financial Inc.	5,599	521
* Arch Capital Group Ltd.	16,854	515
Cincinnati Financial Corp.	6,531	501
Mid-America Apartment Communities Inc.	4,827	500
Ally Financial Inc.	18,453	496
Alliance Data Systems Corp.	2,062	492
Cboe Global Markets Inc.	4,834	487
Nasdaq Inc.	5,080	485
Extra Space Storage Inc.	5,188	478
UDR Inc.	11,422	457
Fidelity National Financial Inc.	11,378	456
Zions Bancorporation	8,362	446
Iron Mountain Inc.	12,091	436
Franklin Resources Inc.	13,599	432
Regency Centers Corp.	6,532	431
Duke Realty Corp.	15,115	431
Torchmark Corp.	4,868	428
SL Green Realty Corp.	4,072	425
Invesco Ltd.	17,512	422
Federal Realty Investment Trust	3,187	416
Alleghany Corp.	631	399
East West Bancorp Inc.	6,273	398
Reinsurance Group of America Inc. Class A	2,743	392
Everest Re Group Ltd.	1,729	386
FactSet Research Systems Inc.	1,645	377
AGNC Investment Corp.	19,641	374
Western Union Co.	19,436	368
Camden Property Trust	3,856	367
SEI Investments Co.	5,788	365
Sun Communities Inc.	3,457	357
Equity LifeStyle Properties Inc.	3,639	353
Voya Financial Inc.	6,963	349
* WEX Inc.	1,819	346
Affiliated Managers Group Inc.	2,354	344
* Athene Holding Ltd. Class A	6,909	343
Macerich Co.	5,799	341
American Financial Group Inc.	3,037	338
Unum Group	9,081	335
WR Berkley Corp.	4,155	325
* VEREIT Inc.	40,677	318
Jefferies Financial Group Inc.	13,527	314
WP Carey Inc.	4,632	308
Kilroy Realty Corp.	4,172	305
Brown & Brown Inc.	10,002	305
Gaming and Leisure Properties Inc.	8,517	305
Jones Lang LaSalle Inc.	1,998	305
Kimco Realty Corp.	17,650	302
Invitation Homes Inc.	12,915	302
Apartment Investment & Management Co.	6,828	299
MarketAxess Holdings Inc.	1,562	296
CIT Group Inc.	5,402	293
National Retail Properties Inc.	6,333	292
CyrusOne Inc.	4,316	289
* Fair Isaac Corp.	1,244	287
People's United Financial Inc.	15,377	285
Park Hotels & Resorts Inc.	8,412	281
Commerce Bancshares Inc.	3,938	280
* Omega Healthcare Investors Inc.	8,365	276

13

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Liberty Property Trust	6,205	271
Lamar Advertising Co. Class A	3,509	270
PacWest Bancorp	5,288	267
American Homes 4 Rent Class A	11,478	266
Douglas Emmett Inc.	6,785	265
Signature Bank	2,289	265
Old Republic International Corp.	11,909	264
Cullen/Frost Bankers Inc.	2,345	260
First American Financial Corp.	4,569	260
New Residential Investment Corp.	13,872	258
First Horizon National Corp.	13,948	257
Eaton Vance Corp.	4,850	256
VICI Properties Inc.	12,181	255
Healthcare Trust of America Inc. Class A	8,774	251
LPL Financial Holdings Inc.	3,752	249
Webster Financial Corp.	3,768	246
Starwood Property Trust Inc.	11,085	244
American Campus Communities Inc.	5,761	242
* Zillow Group Inc.	4,902	238
Lazard Ltd. Class A	4,930	237
CubeSmart	7,741	236
Synovus Financial Corp.	4,714	236
Brixmor Property Group Inc.	12,925	235
* Western Alliance Bancorp	4,072	235
Forest City Realty Trust Inc. Class A	9,208	232
Assurant Inc.	2,225	229
Medical Properties Trust Inc.	15,014	226
RenaissanceRe Holdings Ltd.	1,691	225
IBERIABANK Corp.	2,588	224
Hanover Insurance Group Inc.	1,828	224
Hudson Pacific Properties Inc.	6,579	223
Prosperity Bancshares Inc.	2,949	221
Highwoods Properties Inc.	4,432	220
* SLM Corp.	18,781	220
Dun & Bradstreet Corp.	1,538	220
New York Community Bancorp Inc.	20,380	219
EPR Properties	3,121	219
* Credit Acceptance Corp.	477	218
Popular Inc.	4,318	217
* Brighthouse Financial Inc.	5,206	216
Primerica Inc.	1,764	216
* Howard Hughes Corp.	1,652	215
STORE Capital Corp.	7,379	213
Glacier Bancorp Inc.	4,586	209
Sterling Bancorp	9,130	209
* Euronet Worldwide Inc.	2,109	206
Pinnacle Financial Partners Inc.	3,178	205
Umpqua Holdings Corp.	9,485	203
Wintrust Financial Corp.	2,279	202
* Bank OZK	4,960	201
Assured Guaranty Ltd.	4,924	201
Senior Housing Properties Trust	10,416	199
Hospitality Properties Trust	6,817	198
Axis Capital Holdings Ltd.	3,427	197
* MGIC Investment Corp.	15,353	195
FNB Corp.	14,112	190
Rayonier Inc.	5,422	189
Hancock Whitney Corp.	3,627	187
Wyndham Destinations Inc.	4,221	187
* Texas Capital Bancshares Inc.	2,092	186
Life Storage Inc.	1,902	186
* CoreLogic Inc.	3,637	185
Associated Banc-Corp	6,782	185
Kemper Corp.	2,269	185

14

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
First Industrial Realty Trust Inc.	5,676	184
Radian Group Inc.	9,043	184
Valley National Bancorp	15,118	182
* Essent Group Ltd.	4,185	181
Evercore Inc. Class A	1,693	180
Interactive Brokers Group Inc.	2,891	180
Gramercy Property Trust	6,511	178
BankUnited Inc.	4,491	174
TCF Financial Corp.	6,858	174
JBG SMITH Properties	4,543	170
Sabra Health Care REIT Inc.	7,171	169
CoreSite Realty Corp.	1,448	169
Blackstone Mortgage Trust Inc. Class A	4,946	168
First Financial Bankshares Inc.	2,785	168
MB Financial Inc.	3,460	168
Chemical Financial Corp.	2,925	167
United Bankshares Inc.	4,226	167
* Green Dot Corp. Class A	1,943	166
* Equity Commonwealth	5,145	165
Cousins Properties Inc.	17,603	165
BancorpSouth Bank	4,725	164
LaSalle Hotel Properties	4,666	164
Ryman Hospitality Properties Inc.	1,845	164
RLJ Lodging Trust	7,445	163
Selective Insurance Group Inc.	2,527	162
Healthcare Realty Trust Inc.	5,211	161
CNO Financial Group Inc.	7,423	160
Taubman Centers Inc.	2,476	160
Apple Hospitality REIT Inc.	9,027	159
Home BancShares Inc.	6,799	159
Stifel Financial Corp.	2,837	159
Sunstone Hotel Investors Inc.	9,422	158
Two Harbors Investment Corp.	10,012	156
Spirit Realty Capital Inc.	18,644	156
FirstCash Inc.	1,915	156
Weingarten Realty Investors	5,003	155
Old National Bancorp	7,617	155
Bank of Hawaii Corp.	1,858	154
First Citizens BancShares Inc. Class A	324	154
Uniti Group Inc.	7,323	152
BGC Partners Inc. Class A	12,254	152
PS Business Parks Inc.	1,166	152
EastGroup Properties Inc.	1,563	152
Simmons First National Corp. Class A	4,809	152
Chimera Investment Corp.	8,091	151
Paramount Group Inc.	9,260	147
Navient Corp.	10,737	146
AXA Equitable Holdings Inc.	6,289	144
MFA Financial Inc.	18,683	143
UMB Financial Corp.	1,880	141
Community Bank System Inc.	2,127	141
American Equity Investment Life Holding Co.	3,780	140
Erie Indemnity Co. Class A	1,120	138
Colony Capital Inc.	22,237	136
Brookfield Property REIT Inc. Class A	6,741	135
GEO Group Inc.	5,311	135
National Health Investors Inc.	1,678	133
Cathay General Bancorp	3,135	133
* OneMain Holdings Inc.	3,611	133
Investors Bancorp Inc.	10,350	132
CoreCivic Inc.	5,108	132
Education Realty Trust Inc.	3,134	130
Physicians Realty Trust	7,392	129
Fulton Financial Corp.	7,099	129

15

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Columbia Banking System Inc.	3,050	129
Columbia Property Trust Inc.	5,297	128
CenterState Bank Corp.	4,163	127
Brandywine Realty Trust	7,599	127
Apollo Commercial Real Estate Finance Inc.	6,449	125
First Financial Bancorp	3,971	125
First Midwest Bancorp Inc.	4,585	125
RLI Corp.	1,618	125
PotlatchDeltic Corp.	2,565	124
South State Corp.	1,495	123
Bank of NT Butterfield & Son Ltd.	2,326	123
Corporate Office Properties Trust	3,992	123
White Mountains Insurance Group Ltd.	131	122
WesBanco Inc.	2,442	121
Outfront Media Inc.	5,950	118
Retail Properties of America Inc.	9,163	117
Realogy Holdings Corp.	5,433	116
* Zillow Group Inc. Class A	2,415	116
Union Bankshares Corp.	2,782	116
* FCB Financial Holdings Inc. Class A	2,168	112
Washington Federal Inc.	3,278	112
Independent Bank Corp.	1,221	111
Aspen Insurance Holdings Ltd.	2,695	111
International Bancshares Corp.	2,356	110
Moelis & Co. Class A	1,899	110
Xenia Hotels & Resorts Inc.	4,520	110
BOK Financial Corp.	1,065	109
CVB Financial Corp.	4,526	109
Great Western Bancorp Inc.	2,480	108
Kennedy-Wilson Holdings Inc.	5,033	108
Pebblebrook Hotel Trust	2,764	107
ProAssurance Corp.	2,203	107
First Hawaiian Inc.	3,673	106
* Genworth Financial Inc. Class A	22,724	106
STAG Industrial Inc.	3,640	105
Legg Mason Inc.	3,344	104
DiamondRock Hospitality Co.	8,693	104
Acadia Realty Trust	3,630	104
Towne Bank	3,168	103
* Enstar Group Ltd.	482	103
Morningstar Inc.	708	101
Tanger Factory Outlet Centers Inc.	4,148	100
BancFirst Corp.	1,548	99
Federated Investors Inc. Class B	4,201	97
* BofI Holding Inc.	2,605	97
Santander Consumer USA Holdings Inc.	4,487	97
Rexford Industrial Realty Inc.	2,960	96
Lexington Realty Trust	10,241	96
Berkshire Hills Bancorp Inc.	2,262	96
Hope Bancorp Inc.	5,432	95
Retail Opportunity Investments Corp.	4,807	95
DDR Corp.	6,724	94
* First BanCorp	10,748	94
ServisFirst Bancshares Inc.	2,164	93
Renasant Corp.	1,981	92
Urban Edge Properties	4,022	92
QTS Realty Trust Inc. Class A	1,992	91
* LendingTree Inc.	358	91
LTC Properties Inc.	1,952	91
United Community Banks Inc.	2,970	90
Empire State Realty Trust Inc.	5,102	90
Washington REIT	2,833	89
First Merchants Corp.	1,831	88
Trustmark Corp.	2,476	88

16

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Argo Group International Holdings Ltd.	1,378	88
LegacyTexas Financial Group Inc.	1,890	87
Piedmont Office Realty Trust Inc. Class A	4,378	87
National General Holdings Corp.	3,144	86
Mack-Cali Realty Corp.	3,903	85
Terreno Realty Corp.	2,148	83
Banner Corp.	1,274	82
First Commonwealth Financial Corp.	4,694	79
Chesapeake Lodging Trust	2,384	78
Colony Credit Real Estate Inc.	3,893	78
NBT Bancorp Inc.	1,908	77
* PRA Group Inc.	2,076	76
Park National Corp.	687	76
HFF Inc. Class A	1,653	75
Heartland Financial USA Inc.	1,230	75
AmTrust Financial Services Inc.	5,134	75
Four Corners Property Trust Inc.	2,755	74
Invesco Mortgage Capital Inc.	4,514	73
Horace Mann Educators Corp.	1,576	73
Government Properties Income Trust	4,302	73
* Eagle Bancorp Inc.	1,350	73
Northwest Bancshares Inc.	3,948	72
Provident Financial Services Inc.	2,829	71
Ameris Bancorp	1,430	71
Kearny Financial Corp.	5,110	70
Cadence BanCorp Class A	2,464	70
Hilltop Holdings Inc.	3,316	69
Capitol Federal Financial Inc.	5,167	68
Washington Prime Group Inc.	8,735	68
* Redfin Corp.	3,394	67
Global Net Lease Inc.	3,079	67
Americold Realty Trust	2,675	67
CareTrust REIT Inc.	3,599	66
Brookline Bancorp Inc.	3,622	66
Alexander & Baldwin Inc.	2,796	66
S&T Bancorp Inc.	1,405	66
Employers Holdings Inc.	1,428	65
Sandy Spring Bancorp Inc.	1,672	65
Waddell & Reed Financial Inc. Class A	3,240	65
City Holding Co.	798	65
American Assets Trust Inc.	1,638	65
* Cardtronics plc Class A	1,836	64
Tompkins Financial Corp.	731	64
First Busey Corp.	2,003	64
Westamerica Bancorporation	1,000	64
Agree Realty Corp.	1,120	64
Kite Realty Group Trust	3,641	64
* Pacific Premier Bancorp Inc.	1,582	63
EVERTEC Inc.	2,596	62
First Interstate BancSystem Inc. Class A	1,337	62
Houlihan Lokey Inc. Class A	1,302	61
Mercury General Corp.	1,134	61
* NMI Holdings Inc. Class A	2,817	61
* FGL Holdings	6,915	60
* Triumph Bancorp Inc.	1,413	60
Seritage Growth Properties Class A	1,164	60
PennyMac Mortgage Investment Trust	2,993	60
Walker & Dunlop Inc.	1,097	60
Artisan Partners Asset Management Inc. Class A	1,775	59
Safety Insurance Group Inc.	608	59
Enterprise Financial Services Corp.	1,042	59
CNA Financial Corp.	1,296	58
Select Income REIT	2,821	58
Redwood Trust Inc.	3,381	57

17

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
* Cannae Holdings Inc.	2,933	57
* Third Point Reinsurance Ltd.	4,245	57
Ladder Capital Corp. Class A	3,249	56
State Bank Financial Corp.	1,728	56
Beneficial Bancorp Inc.	3,191	56
Summit Hotel Properties Inc.	4,046	56
AMERISAFE Inc.	862	55
* Seacoast Banking Corp. of Florida	1,739	55
Boston Private Financial Holdings Inc.	3,797	55
Tier REIT Inc.	2,301	55
WSFS Financial Corp.	1,120	55
Nelnet Inc. Class A	940	54
Independent Bank Group Inc.	782	54
Lakeland Financial Corp.	1,095	54
First Bancorp	1,288	54
Navigators Group Inc.	756	53
OceanFirst Financial Corp.	1,796	52
Universal Insurance Holdings Inc.	1,168	52
* LendingClub Corp.	14,394	52
Monmouth Real Estate Investment Corp.	2,972	52
Piper Jaffray Cos.	651	50
CoBiz Financial Inc.	2,119	49
Washington Trust Bancorp Inc.	811	49
PJT Partners Inc.	840	49
Universal Health Realty Income Trust	638	49
Southside Bancshares Inc.	1,365	49
* Enova International Inc.	1,455	48
United Financial Bancorp Inc.	2,704	48
* Ambac Financial Group Inc.	2,271	48
CBTX Inc.	1,298	47
Hannon Armstrong Sustainable Infrastructure Capital Inc.	2,190	47
National Storage Affiliates Trust	1,662	47
Ramco-Gershenson Properties Trust	3,242	45
* INTL. FCStone Inc.	811	45
National Bank Holdings Corp. Class A	1,105	44
* MBIA Inc.	4,319	44
InfraREIT Inc.	2,111	44
Hersha Hospitality Trust Class A	1,867	44
TriCo Bancshares	1,129	44
Westwood Holdings Group Inc.	745	43
Hanmi Financial Corp.	1,629	43
Meridian Bancorp Inc.	2,375	43
Central Pacific Financial Corp.	1,499	42
* Columbia Financial Inc.	2,452	42
Banc of California Inc.	2,051	41
WisdomTree Investments Inc.	5,027	41
TFS Financial Corp.	2,676	41
Preferred Bank	673	41
Alexander's Inc.	114	41
MTGE Investment Corp.	2,097	41
Access National Corp.	1,514	41
ARMOUR Residential REIT Inc.	1,747	41
Virtu Financial Inc. Class A	1,854	40
Franklin Street Properties Corp.	4,706	40
Cohen & Steers Inc.	970	40
Heritage Financial Corp.	1,109	40
* Flagstar Bancorp Inc.	1,210	40
* Trupanion Inc.	1,040	40
* HomeStreet Inc.	1,332	39
State Auto Financial Corp.	1,248	39
ConnectOne Bancorp Inc.	1,586	39
Lakeland Bancorp Inc.	2,022	39
Investment Technology Group Inc.	1,767	39
* Encore Capital Group Inc.	995	39

18

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Kinsale Capital Group Inc.	634	39
* St. Joe Co.	2,238	38
* Atlantic Capital Bancshares Inc.	2,107	38
iStar Inc.	3,388	38
Virtus Investment Partners Inc.	292	38
^ New York Mortgage Trust Inc.	5,860	38
Cass Information Systems Inc.	523	37
Bryn Mawr Bank Corp.	766	37
Meta Financial Group Inc.	430	37
• CorePoint Lodging Inc.	1,773	37
Old Second Bancorp Inc.	2,390	37
Univest Corp. of Pennsylvania	1,295	37
James River Group Holdings Ltd.	901	37
Arbor Realty Trust Inc.	2,997	37
Independence Realty Trust Inc.	3,551	37
Chatham Lodging Trust	1,709	37
TrustCo Bank Corp. NY	3,927	36
Urstadt Biddle Properties Inc. Class A	1,593	36
TPG RE Finance Trust Inc.	1,751	36
One Liberty Properties Inc.	1,248	36
CBL & Associates Properties Inc.	8,003	36
NorthStar Realty Europe Corp.	2,600	36
BrightSphere Investment Group plc	2,797	35
Capstead Mortgage Corp.	4,223	35
Stock Yards Bancorp Inc.	916	35
German American Bancorp Inc.	940	35
Federal Agricultural Mortgage Corp.	458	35
United Fire Group Inc.	709	35
FBL Financial Group Inc. Class A	431	35
RE/MAX Holdings Inc. Class A	708	35
Armada Hoffler Properties Inc.	2,216	35
Origin Bancorp Inc.	847	34
Getty Realty Corp.	1,158	34
Live Oak Bancshares Inc.	1,092	33
* World Acceptance Corp.	277	33
Horizon Bancorp Inc.	1,599	33
Guaranty Bancorp	1,037	32
Stewart Information Services Corp.	721	32
Easterly Government Properties Inc.	1,592	32
Industrial Logistics Properties Trust	1,332	32
Saul Centers Inc.	532	32
CatchMark Timber Trust Inc. Class A	2,538	32
American National Insurance Co.	247	32
Front Yard Residential Corp.	2,592	32
* Byline Bancorp Inc.	1,387	32
PennyMac Financial Services Inc. Class A	1,488	31
NexPoint Residential Trust Inc.	970	31
Granite Point Mortgage Trust Inc.	1,631	31
RBB Bancorp	1,084	31
Pennsylvania REIT	3,024	31
Northfield Bancorp Inc.	1,841	30
Oritani Financial Corp.	1,849	30
Banco Latinoamericano de Comercio Exterior SA	1,448	30
Dime Community Bancshares Inc.	1,648	30
* TriState Capital Holdings Inc.	1,005	30
Bridge Bancorp Inc.	854	30
* Health Insurance Innovations Inc. Class A	555	29
* Marcus & Millichap Inc.	806	29
Peapack Gladstone Financial Corp.	872	29
Great Southern Bancorp Inc.	490	29
Merchants Bancorp	1,108	29
* Customers Bancorp Inc.	1,167	29
BBX Capital Corp. Class A	3,864	29
Flushing Financial Corp.	1,091	28

19

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
AG Mortgage Investment Trust Inc.	1,464	28
Investors Real Estate Trust	5,008	27
* Bancorp Inc.	2,715	27
* Everi Holdings Inc.	3,124	27
Fidelity Southern Corp.	1,112	27
People's Utah Bancorp	744	27
Blue Hills Bancorp Inc.	1,167	27
RMR Group Inc. Class A	284	27
Preferred Apartment Communities Inc. Class A	1,498	27
Green Bancorp Inc.	1,093	26
Bar Harbor Bankshares	888	26
Mercantile Bank Corp.	728	26
* Allegiance Bancshares Inc.	573	26
Carolina Financial Corp.	618	25
First of Long Island Corp.	1,156	25
Gladstone Commercial Corp.	1,264	25
Peoples Bancorp Inc.	700	25
First Defiance Financial Corp.	784	25
* Donnelley Financial Solutions Inc.	1,200	25
* eHealth Inc.	857	25
OFG Bancorp	1,544	25
Independent Bank Corp.	1,000	25
* Tejon Ranch Co.	1,116	25
First Connecticut Bancorp Inc.	778	25
Community Healthcare Trust Inc.	794	25
* EZCORP Inc. Class A	2,205	24
Whitestone REIT	1,791	24
* HomeTrust Bancshares Inc.	848	24
Ashford Hospitality Trust Inc.	3,763	24
First Community Bancshares Inc.	718	24
United Community Financial Corp.	2,314	24
* Retail Value Inc.	670	24
1st Source Corp.	425	24
National Western Life Group Inc. Class A	73	24
Diamond Hill Investment Group Inc.	126	24
New Senior Investment Group Inc.	3,706	23
* Ocwen Financial Corp.	5,607	23
CorEnergy Infrastructure Trust Inc.	626	23
First Financial Corp.	450	23
UMH Properties Inc.	1,445	23
Midland States Bancorp Inc.	666	23
* Republic First Bancorp Inc.	2,912	23
Republic Bancorp Inc. Class A	465	23
* On Deck Capital Inc.	2,730	22
Waterstone Financial Inc.	1,317	22
Anworth Mortgage Asset Corp.	4,522	22
Bank of Marin Bancorp	250	22
Greenhill & Co. Inc.	798	22
City Office REIT Inc.	1,694	22
Western Asset Mortgage Capital Corp.	1,947	22
* National Commerce Corp.	490	22
* Altisource Portfolio Solutions SA	595	22
* FRP Holdings Inc.	329	21
Orchid Island Capital Inc.	2,693	21
Hamilton Lane Inc. Class A	437	21
* Franklin Financial Network Inc.	547	21
Arrow Financial Corp.	523	21
Investors Title Co.	106	21
QCR Holdings Inc.	472	21
Heritage Commerce Corp.	1,289	20
Sierra Bancorp	684	20
* First Foundation Inc.	1,240	20
* Veritex Holdings Inc.	653	20
* Spirit MTA REIT	1,847	20

20

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
* Nicolet Bankshares Inc.	357	20
CNB Financial Corp.	633	20
Dynex Capital Inc.	3,038	19
FB Financial Corp.	435	19
* Greenlight Capital Re Ltd. Class A	1,485	19
Farmers National Banc Corp.	1,180	19
Opus Bank	656	19
Enterprise Bancorp Inc.	515	19
Cherry Hill Mortgage Investment Corp.	989	18
Community Trust Bancorp Inc.	371	18
Financial Institutions Inc.	566	18
* Cowen Inc. Class A	1,190	18
Ares Commercial Real Estate Corp.	1,223	18
American National Bankshares Inc.	434	18
* Citizens Inc. Class A	2,096	18
* Equity Bancshares Inc. Class A	430	17
Cedar Realty Trust Inc.	3,901	17
Cambridge Bancorp	194	17
Innovative Industrial Properties Inc.	382	17
* HarborOne Bancorp Inc.	864	17
First Bancshares Inc.	411	17
First Mid-Illinois Bancshares Inc.	410	17
Ladenburg Thalmann Financial Services Inc.	4,872	17
Citizens & Northern Corp.	600	17
GAIN Capital Holdings Inc.	2,264	17
Exantas Capital Corp.	1,389	16
Camden National Corp.	357	16
Hingham Institution for Savings	74	16
Global Indemnity Ltd.	407	16
National Bankshares Inc.	348	16
PCSB Financial Corp.	778	16
* Regional Management Corp.	473	16
First Bancorp Inc.	536	16
Macatawa Bank Corp.	1,254	16
United Insurance Holdings Corp.	747	16
* Baycom Corp.	581	15
Farmers & Merchants Bancorp Inc.	334	15
Braemar Hotels & Resorts Inc.	1,291	15
HCI Group Inc.	368	15
* Goosehead Insurance Inc. Class A	477	15
West Bancorporation Inc.	611	15
Oppenheimer Holdings Inc. Class A	466	15
B. Riley Financial Inc.	634	15
Peoples Financial Services Corp.	314	14
Heritage Insurance Holdings Inc.	985	14
MedEquities Realty Trust Inc.	1,341	14
MidWestOne Financial Group Inc.	428	14
Northrim BanCorp Inc.	322	14
Clipper Realty Inc.	1,168	14
* Metropolitan Bank Holding Corp.	341	14
Ames National Corp.	461	14
* AV Homes Inc.	640	14
Old Line Bancshares Inc.	397	14
Charter Financial Corp.	543	14
Maiden Holdings Ltd.	3,499	13
* WMIH Corp.	8,617	13
Home Bancorp Inc.	277	13
ACNB Corp.	352	13
Sutherland Asset Management Corp.	724	12
FedNat Holding Co.	472	12
PICO Holdings Inc.	1,037	12
Timberland Bancorp Inc.	344	12
Newmark Group Inc. Class A	949	12
Western New England Bancorp Inc.	1,132	12

21

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Farmland Partners Inc.	1,706	12
Jernigan Capital Inc.	573	11
Bluerock Residential Growth REIT Inc. Class A	1,158	11
Southern Missouri Bancorp Inc.	281	11
Civista Bancshares Inc.	469	11
Shore Bancshares Inc.	590	11
Protective Insurance Corp. Class B	471	11
Consolidated-Tomoka Land Co.	175	11
Global Medical REIT Inc.	1,126	11
Norwood Financial Corp.	274	11
* MoneyGram International Inc.	1,621	11
Evans Bancorp Inc.	221	11
Great Ajax Corp.	759	10
Penns Woods Bancorp Inc.	228	10
Arlington Asset Investment Corp. Class A	966	10
Central Valley Community Bancorp	454	10
* Hallmark Financial Services Inc.	873	10
First Business Financial Services Inc.	437	10
EMC Insurance Group Inc.	376	10
Union Bankshares Inc.	183	10
KKR Real Estate Finance Trust Inc.	450	10
Donegal Group Inc. Class A	659	10
Bank of Commerce Holdings	731	9
C&F Financial Corp.	149	9
Southern National Bancorp of Virginia Inc.	528	9
MBT Financial Corp.	843	9
Orrstown Financial Services Inc.	353	9
* Stratus Properties Inc.	299	9
Bankwell Financial Group Inc.	288	9
* SmartFinancial Inc.	366	9
* First Northwest Bancorp	523	9
Prudential Bancorp Inc.	471	9
Reliant Bancorp Inc.	314	9
Ohio Valley Banc Corp.	205	9
* Elevate Credit Inc.	907	8
* Community Bankers Trust Corp.	914	8
Unity Bancorp Inc.	326	8
* NI Holdings Inc.	468	8
First Internet Bancorp	251	8
* Howard Bancorp Inc.	451	8
Crawford & Co. Class B	877	8
United Security Bancshares	683	8
First Financial Northwest Inc.	431	8
Northeast Bancorp	343	7
Kingstone Cos. Inc.	397	7
ESSA Bancorp Inc.	453	7
SI Financial Group Inc.	525	7
* Southern First Bancshares Inc.	169	7
Tiptree Inc.	1,080	7
* Malvern Bancorp Inc.	285	7
Territorial Bancorp Inc.	232	7
Peoples Bancorp of North Carolina Inc.	222	7
Community Financial Corp.	200	7
* Trinity Place Holdings Inc.	1,080	7
Middlefield Banc Corp.	132	7
Independence Holding Co.	184	6
Chemung Financial Corp.	145	6
* GreenSky Inc. Class A	300	6
Investar Holding Corp.	221	6
County Bancorp Inc.	233	6
MidSouth Bancorp Inc.	378	6
* Forestar Group Inc.	217	6
Associated Capital Group Inc. Class A	144	5
Capstar Financial Holdings Inc.	305	5

22

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Silvercrest Asset Management Group Inc. Class A	336	5
First Guaranty Bancshares Inc.	199	5
* Focus Financial Partners Inc. Class A	109	5
* Maui Land & Pineapple Co. Inc.	338	4
* Essential Properties Realty Trust Inc.	300	4
GAMCO Investors Inc. Class A	64	2
		267,728
Health Care (13.9%)
Johnson & Johnson	115,959	15,619
UnitedHealth Group Inc.	41,252	11,074
Pfizer Inc.	250,514	10,401
Merck & Co. Inc.	116,229	7,972
AbbVie Inc.	68,545	6,579
Amgen Inc.	28,551	5,705
Medtronic plc	58,480	5,638
Abbott Laboratories	73,913	4,940
Eli Lilly & Co.	41,551	4,390
Bristol-Myers Squibb Co.	70,550	4,272
Gilead Sciences Inc.	56,079	4,247
Thermo Fisher Scientific Inc.	17,330	4,144
* Biogen Inc.	9,089	3,213
Becton Dickinson and Co.	11,515	3,015
* Celgene Corp.	31,225	2,949
Anthem Inc.	11,044	2,924
Allergan plc	14,608	2,800
Aetna Inc.	13,837	2,771
Danaher Corp.	26,658	2,760
* Intuitive Surgical Inc.	4,840	2,710
Stryker Corp.	14,737	2,497
* Illumina Inc.	6,326	2,245
* Express Scripts Holding Co.	24,216	2,131
* Boston Scientific Corp.	59,435	2,113
* Vertex Pharmaceuticals Inc.	10,964	2,022
Humana Inc.	5,939	1,979
Cigna Corp.	10,238	1,928
Zoetis Inc.	20,804	1,885
HCA Healthcare Inc.	11,969	1,605
Baxter International Inc.	21,534	1,601
* Regeneron Pharmaceuticals Inc.	3,425	1,393
* Align Technology Inc.	3,405	1,316
* Edwards Lifesciences Corp.	9,032	1,303
* Centene Corp.	8,693	1,273
McKesson Corp.	8,880	1,143
* Alexion Pharmaceuticals Inc.	9,168	1,121
Zimmer Biomet Holdings Inc.	8,791	1,087
* IDEXX Laboratories Inc.	3,698	939
Agilent Technologies Inc.	13,875	937
* IQVIA Holdings Inc.	7,024	893
* Cerner Corp.	13,539	882
* Mylan NV	22,058	863
* Laboratory Corp. of America Holdings	4,412	763
* BioMarin Pharmaceutical Inc.	7,460	746
* ABIOMED Inc.	1,827	743
Cardinal Health Inc.	13,336	696
ResMed Inc.	6,021	671
Quest Diagnostics Inc.	5,789	637
* WellCare Health Plans Inc.	2,086	631
AmerisourceBergen Corp. Class A	6,898	621
* Incyte Corp.	7,412	548
* Veeva Systems Inc. Class A	5,237	547
* DexCom Inc.	3,785	546
Cooper Cos. Inc.	2,091	535
* Henry Schein Inc.	6,689	520
Teleflex Inc.	1,955	484

23

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Universal Health Services Inc. Class B	3,635	473
* Hologic Inc.	11,787	469
* Alnylam Pharmaceuticals Inc.	3,796	466
* Neurocrine Biosciences Inc.	3,764	463
* Nektar Therapeutics Class A	6,818	453
* Jazz Pharmaceuticals plc	2,604	445
* Varian Medical Systems Inc.	3,883	435
PerkinElmer Inc.	4,690	433
Perrigo Co. plc	5,582	427
STERIS plc	3,521	403
* DaVita Inc.	5,792	401
* Bluebird Bio Inc.	2,374	400
Dentsply Sirona Inc.	9,558	382
* QIAGEN NV	9,602	374
* Exact Sciences Corp.	4,983	373
* Molina Healthcare Inc.	2,699	372
West Pharmaceutical Services Inc.	3,083	361
* Sarepta Therapeutics Inc.	2,569	355
* Seattle Genetics Inc.	4,564	350
Encompass Health Corp.	4,073	332
* Sage Therapeutics Inc.	1,939	318
Bio-Techne Corp.	1,600	307
* Alkermes plc	6,573	295
* Bio-Rad Laboratories Inc. Class A	900	293
* Insulet Corp.	2,570	268
Hill-Rom Holdings Inc.	2,740	267
* Haemonetics Corp.	2,382	266
* athenahealth Inc.	1,726	266
* PRA Health Sciences Inc.	2,465	260
* LivaNova plc	2,017	253
* Catalent Inc.	6,048	253
* Charles River Laboratories International Inc.	1,972	244
* Ionis Pharmaceuticals Inc.	5,284	241
* United Therapeutics Corp.	1,908	235
* Envision Healthcare Corp.	5,158	234
* Masimo Corp.	1,972	232
* Exelixis Inc.	12,305	231
* Ligand Pharmaceuticals Inc.	869	226
Chemed Corp.	693	224
* HealthEquity Inc.	2,289	216
* Teladoc Health Inc.	2,744	213
* Loxo Oncology Inc.	1,213	205
* ICU Medical Inc.	664	203
* Inogen Inc.	760	201
* Medidata Solutions Inc.	2,368	201
* Integra LifeSciences Holdings Corp.	3,267	194
* FibroGen Inc.	3,123	191
* Ultragenyx Pharmaceutical Inc.	2,220	188
* Neogen Corp.	2,008	188
* MEDNAX Inc.	3,906	185
* Penumbra Inc.	1,309	182
* Agios Pharmaceuticals Inc.	2,174	175
* Globus Medical Inc.	3,177	169
* Endo International plc	9,585	164
* Immunomedics Inc.	5,993	160
* Acadia Healthcare Co. Inc.	3,673	153
Cantel Medical Corp.	1,565	152
* NuVasive Inc.	2,160	152
Bruker Corp.	4,174	148
* Horizon Pharma plc	6,915	146
* Emergent BioSolutions Inc.	2,332	145
* Avanos Medical Inc.	2,001	144
* Amedisys Inc.	1,145	143
* Blueprint Medicines Corp.	1,752	134

24

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
* Myriad Genetics Inc.	2,688	134
* LHC Group Inc.	1,350	134
* Syneos Health Inc.	2,657	132
* Array BioPharma Inc.	8,316	129
* Novocure Ltd.	2,799	126
* Wright Medical Group NV	4,349	126
* HMS Holdings Corp.	3,880	124
* Amicus Therapeutics Inc.	9,077	122
* Medicines Co.	3,034	120
* AMN Healthcare Services Inc.	2,042	119
* Tenet Healthcare Corp.	3,461	117
* Merit Medical Systems Inc.	1,961	115
* Mallinckrodt plc	3,254	112
* Ironwood Pharmaceuticals Inc. Class A	5,817	112
* Global Blood Therapeutics Inc.	2,275	111
* Omnicell Inc.	1,556	107
* iRhythm Technologies Inc.	1,144	106
* Integer Holdings Corp.	1,327	106
* Intercept Pharmaceuticals Inc.	933	104
* Heron Therapeutics Inc.	2,688	104
* Madrigal Pharmaceuticals Inc.	426	102
* Allscripts Healthcare Solutions Inc.	6,890	101
CONMED Corp.	1,251	101
* LifePoint Health Inc.	1,540	99
* Spectrum Pharmaceuticals Inc.	4,548	98
* Quidel Corp.	1,266	97
* Glaukos Corp.	1,383	95
* Aerie Pharmaceuticals Inc.	1,540	94
* Premier Inc. Class A	2,131	94
* Supernus Pharmaceuticals Inc.	2,119	94
* Select Medical Holdings Corp.	4,697	93
* Portola Pharmaceuticals Inc.	3,090	92
* STAAR Surgical Co.	1,922	92
* Spark Therapeutics Inc.	1,487	92
* Prestige Consumer Healthcare Inc.	2,373	91
* REGENXBIO Inc.	1,295	91
* MyoKardia Inc.	1,468	90
* Arena Pharmaceuticals Inc.	2,311	90
Tandem Diabetes Care Inc.	1,962	90
* Cambrex Corp.	1,318	89
Ensign Group Inc.	2,246	88
* Acceleron Pharma Inc.	1,621	88
* Amneal Pharmaceuticals Inc.	3,788	87
* Halozyme Therapeutics Inc.	4,701	87
* BioTelemetry Inc.	1,379	85
* OPKO Health Inc.	14,384	85
* Repligen Corp.	1,523	84
Patterson Cos. Inc.	3,671	83
* NxStage Medical Inc.	2,897	82
* Pacira Pharmaceuticals Inc.	1,736	82
* PTC Therapeutics Inc.	1,956	82
* Brookdale Senior Living Inc.	8,183	81
* Sangamo Therapeutics Inc.	4,431	81
* Atara Biotherapeutics Inc.	1,940	79
* Momenta Pharmaceuticals Inc.	2,988	79
* Nevro Corp.	1,132	76
* Xencor Inc.	1,781	74
* Magellan Health Inc.	967	71
* Zogenix Inc.	1,407	68
US Physical Therapy Inc.	540	68
* Clovis Oncology Inc.	1,839	66
* Enanta Pharmaceuticals Inc.	720	65
* Insmed Inc.	3,239	65
* Genomic Health Inc.	1,040	64

25

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	Tabula Rasa HealthCare Inc.	723	63
*	Quality Systems Inc.	2,756	63
*	Arrowhead Pharmaceuticals Inc.	4,216	62
*	AnaptysBio Inc.	696	62
*	AxoGen Inc.	1,387	61
*	Akorn Inc.	3,865	61
*	Tivity Health Inc.	1,753	60
*	AtriCure Inc.	1,730	60
*	Endocyte Inc.	3,025	60
*	Audentes Therapeutics Inc.	1,633	59
*	Cardiovascular Systems Inc.	1,538	59
*	CryoLife Inc.	1,707	59
*	Karyopharm Therapeutics Inc.	2,794	59
*	Reata Pharmaceuticals Inc. Class A	676	58
*	Retrophin Inc.	1,823	58
*	Corcept Therapeutics Inc.	3,800	57
*	ACADIA Pharmaceuticals Inc.	4,012	57
*	ImmunoGen Inc.	5,481	56
*	Puma Biotechnology Inc.	1,250	55
	Luminex Corp.	1,946	55
*	Editas Medicine Inc.	1,650	54
*	TESARO Inc.	1,659	54
*	Natus Medical Inc.	1,433	53
*	Iovance Biotherapeutics Inc.	2,964	52
*	Intellia Therapeutics Inc.	1,693	52
*	Omeros Corp.	2,020	52
*	K2M Group Holdings Inc.	1,900	52
*	Theravance Biopharma Inc.	1,784	52
*	Esperion Therapeutics Inc.	1,033	51
*	Acorda Therapeutics Inc.	1,757	51
	Phibro Animal Health Corp. Class A	1,046	49
*	R1 RCM Inc.	4,901	49
*	Mirati Therapeutics Inc.	853	48
*	Tactile Systems Technology Inc.	712	48
*	Innoviva Inc.	3,271	47
*	Surmodics Inc.	593	47
*	Alder Biopharmaceuticals Inc.	2,578	47
*	Aimmune Therapeutics Inc.	1,671	47
*	G1 Therapeutics Inc.	764	46
	Owens & Minor Inc.	2,635	45
*	AMAG Pharmaceuticals Inc.	1,831	45
*	Cerus Corp.	5,734	45
*	Varex Imaging Corp.	1,413	44
*	Natera Inc.	1,591	44
*	Orthofix Medical Inc.	805	43
*	TherapeuticsMD Inc.	6,614	43
	National HealthCare Corp.	554	43
*	Cymabay Therapeutics Inc.	3,091	42
*	Athenex Inc.	2,560	42
	Atrion Corp.	64	42
*	Biohaven Pharmaceutical Holding Co. Ltd.	1,099	42
*	TransEnterix Inc.	7,020	41
*	Vanda Pharmaceuticals Inc.	2,104	41
*	Invitae Corp.	2,738	41
*,^	Geron Corp.	7,024	40
*	CareDx Inc.	1,640	40
*	Providence Service Corp.	572	38
*	Intra-Cellular Therapies Inc.	1,731	38
*	Intrexon Corp.	2,461	38
*	Coherus Biosciences Inc.	1,877	38
	Apellis Pharmaceuticals Inc.	1,947	38
*	Intersect ENT Inc.	1,265	37
*	Amphastar Pharmaceuticals Inc.	1,940	37
*	Dicerna Pharmaceuticals Inc.	2,292	36

26

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	AngioDynamics Inc.	1,562	35
*	OraSure Technologies Inc.	2,186	35
*	NeoGenomics Inc.	2,517	35
*	Codexis Inc.	2,014	35
*	Heska Corp.	321	34
*	Radius Health Inc.	1,621	33
*	MacroGenics Inc.	1,524	33
*	Dynavax Technologies Corp.	2,372	33
*	CytomX Therapeutics Inc.	1,451	33
*	Flexion Therapeutics Inc.	1,399	32
*	TG Therapeutics Inc.	2,499	32
	Meridian Bioscience Inc.	2,011	32
	Utah Medical Products Inc.	345	31
*	Accelerate Diagnostics Inc.	1,274	31
	LeMaitre Vascular Inc.	819	31
*	Revance Therapeutics Inc.	1,101	30
*	Eagle Pharmaceuticals Inc.	436	30
*	WaVe Life Sciences Ltd.	565	30
*	BioCryst Pharmaceuticals Inc.	4,179	30
*	CorVel Corp.	502	30
*	ArQule Inc.	4,493	30
*	Progenics Pharmaceuticals Inc.	3,730	29
*	GlycoMimetics Inc.	1,944	29
	Rocket Pharmaceuticals Inc.	1,189	28
*	Viking Therapeutics Inc.	2,169	28
*	Anika Therapeutics Inc.	684	28
*	Verastem Inc.	2,825	28
*	Assembly Biosciences Inc.	703	28
*	Fate Therapeutics Inc.	2,122	27
*	Cara Therapeutics Inc.	1,309	26
*	Vericel Corp.	2,106	26
*	Antares Pharma Inc.	7,242	26
*	Rigel Pharmaceuticals Inc.	7,335	25
*	Prothena Corp. plc	1,625	25
*	Novavax Inc.	15,469	24
*,^	Sorrento Therapeutics Inc.	4,327	24
*,^	MiMedx Group Inc.	4,505	24
*	Epizyme Inc.	2,014	24
*	RadNet Inc.	1,705	24
*	Rhythm Pharmaceuticals Inc.	736	23
*	Addus HomeCare Corp.	356	23
*	Cutera Inc.	661	22
	Invacare Corp.	1,478	22
*	Lexicon Pharmaceuticals Inc.	1,895	22
*	Medpace Holdings Inc.	357	21
*	Achillion Pharmaceuticals Inc.	6,155	21
*	ANI Pharmaceuticals Inc.	364	21
*	Adamas Pharmaceuticals Inc.	914	21
*	Lantheus Holdings Inc.	1,296	21
	Eloxx Pharmaceuticals Inc.	1,114	20
*	Adverum Biotechnologies Inc.	2,658	20
*	La Jolla Pharmaceutical Co.	866	20
*	Pacific Biosciences of California Inc.	3,926	20
*	Stemline Therapeutics Inc.	1,136	19
*,^	Apollo Medical Holdings Inc.	1,265	19
*	Collegium Pharmaceutical Inc.	1,099	19
*	GenMark Diagnostics Inc.	2,174	19
*	Abeona Therapeutics Inc.	1,206	19
*	ZIOPHARM Oncology Inc.	6,351	19
*	Synergy Pharmaceuticals Inc.	9,420	18
*	ChemoCentryx Inc.	1,391	18
*	IntriCon Corp.	247	18
*	Community Health Systems Inc.	4,701	18
	Inspire Medical Systems Inc.	322	18

27

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	PetIQ Inc.	450	18
*	Dermira Inc.	1,849	18
*	SIGA Technologies Inc.	2,136	18
*	CASI Pharmaceuticals Inc.	2,498	17
	National Research Corp.	443	17
*	PDL BioPharma Inc.	7,082	17
*	Akebia Therapeutics Inc.	2,058	17
*	AVEO Pharmaceuticals Inc.	5,649	17
*	Nuvectra Corp.	721	17
*	Inovio Pharmaceuticals Inc.	3,192	17
*	Triple-S Management Corp. Class B	765	17
*	Kadmon Holdings Inc.	3,861	17
*	Concert Pharmaceuticals Inc.	1,051	17
*	Cross Country Healthcare Inc.	1,644	16
	Denali Therapeutics Inc.	833	16
*	Sientra Inc.	650	16
*	Assertio Therapeutics Inc.	2,554	16
*	Avid Bioservices Inc.	2,215	16
*	Oxford Immunotec Global plc	1,091	16
*	CytoSorbents Corp.	1,094	16
*	Surgery Partners Inc.	923	16
*	Cytokinetics Inc.	2,021	16
*	Paratek Pharmaceuticals Inc.	1,534	16
*	Kindred Biosciences Inc.	1,054	16
*	RTI Surgical Inc.	3,451	15
*	Accuray Inc.	3,840	15
*	Kura Oncology Inc.	744	15
*	Five Prime Therapeutics Inc.	1,089	15
*	Aclaris Therapeutics Inc.	956	15
*	NanoString Technologies Inc.	932	15
	Computer Programs & Systems Inc.	548	15
	Optinose Inc.	1,002	15
*	Keryx Biopharmaceuticals Inc.	4,369	15
*	ViewRay Inc.	1,474	15
*	Albireo Pharma Inc.	428	15
*	Solid Biosciences Inc.	344	15
*	American Renal Associates Holdings Inc.	630	14
*	Aduro Biotech Inc.	1,866	14
*	Veracyte Inc.	1,086	14
*	Senseonics Holdings Inc.	3,353	14
*	Arbutus Biopharma Corp.	1,481	13
*	Deciphera Pharmaceuticals Inc.	359	13
*	Savara Inc.	1,121	13
*	BioScrip Inc.	4,504	13
*	Akcea Therapeutics Inc.	491	13
*	Voyager Therapeutics Inc.	588	13
*	Zafgen Inc.	1,307	12
*	Harvard Bioscience Inc.	2,020	12
*	Marinus Pharmaceuticals Inc.	1,667	12
*,^	Vital Therapies Inc.	1,477	12
*	Cellular Biomedicine Group Inc.	545	12
*	Civitas Solutions Inc.	720	12
*	Rockwell Medical Inc.	2,346	12
*	MediciNova Inc.	925	11
*	Insys Therapeutics Inc.	1,142	11
*	Fluidigm Corp.	1,334	11
*	Capital Senior Living Corp.	1,181	10
*	Aratana Therapeutics Inc.	1,951	10
*	Castlight Health Inc. Class B	3,285	10
*	Pieris Pharmaceuticals Inc.	1,739	10
*	BioTime Inc.	3,497	10
*	Corium International Inc.	985	10
*	Enzo Biochem Inc.	1,946	9
*	MannKind Corp.	8,012	9

28

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
* Durect Corp.	6,522	9
Idera Pharmaceuticals Inc.	796	8
* Calithera Biosciences Inc.	1,525	8
* Bellicum Pharmaceuticals Inc.	1,143	8
* Ra Pharmaceuticals Inc.	670	8
* Ardelyx Inc.	1,842	8
* Lannett Co. Inc.	1,456	8
* Teligent Inc.	1,909	8
* Sienna Biopharmaceuticals Inc.	461	8
* Selecta Biosciences Inc.	565	8
* Achaogen Inc.	1,434	8
* Syros Pharmaceuticals Inc.	616	8
* Ocular Therapeutix Inc.	1,103	7
* Organovo Holdings Inc.	5,739	7
* Corbus Pharmaceuticals Holdings Inc.	1,186	7
* Clearside Biomedical Inc.	998	7
* Tetraphase Pharmaceuticals Inc.	1,892	7
* Catalyst Pharmaceuticals Inc.	1,977	7
* Kala Pharmaceuticals Inc.	485	7
* Pulse Biosciences Inc.	456	7
* Endologix Inc.	2,608	6
* Athersys Inc.	2,846	6
* Neos Therapeutics Inc.	936	5
* NantKwest Inc.	1,461	5
* Mersana Therapeutics Inc.	326	5
^ Innovate Biopharmaceuticals Inc.	634	5
* Dova Pharmaceuticals Inc.	169	4
* Nymox Pharmaceutical Corp.	1,458	4
* NewLink Genetics Corp.	1,223	4
* Flex Pharma Inc.	7,510	4
* Fortress Biotech Inc.	1,698	3
* Kiniksa Pharmaceuticals Ltd. Class A	150	3
Unum Therapeutics Inc.	200	3
Tricida Inc.	100	3
* Agenus Inc.	1,289	3
* Ampio Pharmaceuticals Inc.	4,154	3
Crinetics Pharmaceuticals Inc.	80	2
Avrobio Inc.	69	2
Evolus Inc.	89	2
Melinta Therapeutics Inc.	476	2
Aptinyx Inc.	84	2
UNITY Biotechnology Inc.	100	2
* Aquestive Therapeutics Inc.	100	2
* Rubius Therapeutics Inc.	53	1
Magenta Therapeutics Inc.	75	1
Forty Seven Inc.	70	1
* Neon Therapeutics Inc.	68	1
		179,467
Materials & Processing (3.4%)
DowDuPont Inc.	100,308	7,035
Praxair Inc.	12,378	1,958
Ecolab Inc.	11,042	1,662
Sherwin-Williams Co.	3,585	1,633
Air Products & Chemicals Inc.	9,565	1,591
LyondellBasell Industries NV Class A	13,845	1,561
PPG Industries Inc.	10,756	1,189
Ingersoll-Rand plc	10,703	1,084
International Paper Co.	17,868	914
Freeport-McMoRan Inc.	62,510	878
Nucor Corp.	13,774	861
Fastenal Co.	12,341	720
Newmont Mining Corp.	22,918	711
Celanese Corp. Class A	5,754	672
Vulcan Materials Co.	5,655	627

29

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Ball Corp.	14,824	621
WestRock Co.	10,978	605
Eastman Chemical Co.	6,067	589
Martin Marietta Materials Inc.	2,665	530
CF Industries Holdings Inc.	9,884	513
Masco Corp.	13,417	509
FMC Corp.	5,681	485
Mosaic Co.	15,016	470
Albemarle Corp.	4,693	448
Steel Dynamics Inc.	9,743	446
International Flavors & Fragrances Inc.	3,359	438
Packaging Corp. of America	3,980	437
RPM International Inc.	5,672	383
* Alcoa Corp.	8,120	363
Chemours Co.	7,820	341
Lennox International Inc.	1,487	331
Huntsman Corp.	9,513	290
* Axalta Coating Systems Ltd.	9,157	279
* Berry Global Group Inc.	5,800	277
AptarGroup Inc.	2,620	274
Sealed Air Corp.	6,759	271
Owens Corning	4,726	268
Acuity Brands Inc.	1,742	266
Reliance Steel & Aluminum Co.	2,916	256
Hexcel Corp.	3,714	246
* Crown Holdings Inc.	5,645	242
Sonoco Products Co.	4,297	241
Watsco Inc.	1,369	240
United States Steel Corp.	7,887	234
Ashland Global Holdings Inc.	2,717	229
Olin Corp.	7,183	221
Royal Gold Inc.	2,837	216
* Trex Co. Inc.	2,406	204
WR Grace & Co.	2,812	199
Bemis Co. Inc.	4,009	198
Graphic Packaging Holding Co.	13,654	194
* Ingevity Corp.	1,859	188
Versum Materials Inc.	4,605	183
Eagle Materials Inc.	1,967	182
Louisiana-Pacific Corp.	6,072	177
Cabot Corp.	2,506	163
Southern Copper Corp.	3,543	155
PolyOne Corp.	3,580	151
* USG Corp.	3,469	149
Westlake Chemical Corp.	1,571	149
Trinseo SA	1,919	148
Timken Co.	3,010	146
Balchem Corp.	1,313	146
Simpson Manufacturing Co. Inc.	1,832	141
* RBC Bearings Inc.	933	140
* Allegheny Technologies Inc.	5,164	140
Valmont Industries Inc.	978	137
NewMarket Corp.	340	136
Belden Inc.	1,855	135
* Univar Inc.	4,843	135
Scotts Miracle-Gro Co.	1,788	134
Domtar Corp.	2,621	133
KapStone Paper and Packaging Corp.	3,868	133
Sensient Technologies Corp.	1,862	132
HB Fuller Co.	2,227	127
* Owens-Illinois Inc.	7,175	127
* Platform Specialty Products Corp.	9,516	126
Carpenter Technology Corp.	2,114	126
* Cleveland-Cliffs Inc.	12,429	125

30

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
* Rexnord Corp.	4,198	122
* Armstrong World Industries Inc.	1,737	121
Cabot Microelectronics Corp.	1,005	113
Universal Forest Products Inc.	2,795	105
* Beacon Roofing Supply Inc.	2,788	103
Silgan Holdings Inc.	3,708	101
Commercial Metals Co.	4,668	101
Minerals Technologies Inc.	1,497	101
* Summit Materials Inc. Class A	4,630	98
Worthington Industries Inc.	2,010	94
Comfort Systems USA Inc.	1,616	93
Compass Minerals International Inc.	1,426	89
Quaker Chemical Corp.	491	88
* Ferro Corp.	3,826	84
Kaiser Aluminum Corp.	759	83
* MRC Global Inc.	3,950	81
* GCP Applied Technologies Inc.	3,210	81
Stepan Co.	879	78
AAON Inc.	1,904	77
Mueller Industries Inc.	2,376	76
* Masonite International Corp.	1,132	76
US Silica Holdings Inc.	3,549	75
* JELD-WEN Holding Inc.	3,056	74
* Builders FirstSource Inc.	4,695	73
Innospec Inc.	926	72
Greif Inc. Class A	1,228	68
Tronox Ltd. Class A	4,181	68
Mueller Water Products Inc. Class A	5,826	67
Boise Cascade Co.	1,512	66
* Gibraltar Industries Inc.	1,401	64
* Continental Building Products Inc.	1,701	63
* Kraton Corp.	1,334	63
Advanced Drainage Systems Inc.	1,968	62
Neenah Inc.	673	61
* BMC Stock Holdings Inc.	2,716	61
* Patrick Industries Inc.	947	61
* AK Steel Holding Corp.	13,142	58
Hecla Mining Co.	20,421	58
Materion Corp.	872	56
Schweitzer-Mauduit International Inc.	1,360	55
Interface Inc. Class A	2,207	52
Apogee Enterprises Inc.	1,044	51
* AdvanSix Inc.	1,488	50
KMG Chemicals Inc.	628	49
* Installed Building Products Inc.	1,001	47
* Tahoe Resources Inc.	13,318	46
Rayonier Advanced Materials Inc.	2,192	46
* Verso Corp.	1,451	46
Global Brass & Copper Holdings Inc.	1,175	45
* Coeur Mining Inc.	7,856	45
* PGT Innovations Inc.	1,713	42
GrafTech International Ltd.	2,094	39
Innophos Holdings Inc.	880	38
Insteel Industries Inc.	986	38
PH Glatfelter Co.	1,961	38
* Koppers Holdings Inc.	1,019	36
Tredegar Corp.	1,644	36
* US Concrete Inc.	701	34
FutureFuel Corp.	2,116	31
* GMS Inc.	1,237	31
Chase Corp.	246	30
* Century Aluminum Co.	2,372	30
* TimkenSteel Corp.	2,083	29
American Vanguard Corp.	1,302	28

31

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	NCI Building Systems Inc.	1,671	28
*	Unifi Inc.	867	28
	Quanex Building Products Corp.	1,669	27
	DMC Global Inc.	669	26
*	Veritiv Corp.	533	25
	Schnitzer Steel Industries Inc.	952	25
	Griffon Corp.	1,346	25
*	Armstrong Flooring Inc.	1,340	23
	Myers Industries Inc.	990	22
	Kronos Worldwide Inc.	1,086	22
*	Clearwater Paper Corp.	748	22
	Haynes International Inc.	543	21
	Caesarstone Ltd.	1,004	19
	NN Inc.	874	17
*	OMNOVA Solutions Inc.	1,879	17
*	Landec Corp.	1,164	16
*	Intrepid Potash Inc.	4,576	16
*	PQ Group Holdings Inc.	825	15
*	BlueLinx Holdings Inc.	402	14
*	Nexeo Solutions Inc.	1,327	13
	Gold Resource Corp.	2,491	13
*	Universal Stainless & Alloy Products Inc.	423	13
	Hawkins Inc.	306	13
*	Energy Fuels Inc.	3,791	12
	Omega Flex Inc.	136	12
*	Uranium Energy Corp.	6,859	12
	Ardagh Group SA	712	11
*	UFP Technologies Inc.	307	11
*	LB Foster Co. Class A	401	9
	Culp Inc.	357	9
*	LSB Industries Inc.	1,010	9
*	Forterra Inc.	999	8
*	Lawson Products Inc.	219	7
*	AgroFresh Solutions Inc.	1,083	7
*	Northwest Pipe Co.	365	7
	Eastern Co.	218	6
*	Shiloh Industries Inc.	641	6
	United States Lime & Minerals Inc.	59	4
	Bloom Energy Corp. Class A	70	2
*,§	Ferroglobe R&W Trust	4,465	—
			44,253
Other (0.0%)[2]
*,§	Dyax Corp. CVR Exp. 12/31/2019	6,727	27
*,§	Herbalife Ltd. CVR	450	5
*,§	A Schulman Inc. CVR	1,117	2
*	Arlo Technologies Inc.	67	1
*,§	Tobira Therapeutics CVR Exp. 12/31/2028	277	1
*,§	NewStar Financial Inc.	943	1
*,§	Media General Inc. CVR	5,133	—
*,§	Omthera Pharmaceuticals Inc. CVR	152	—
	Brookfield Property Partners LP	1	—
*,§	Clinical Data CVR	32	—
			37
Producer Durables (10.5%)
	Boeing Co.	23,708	8,127
	3M Co.	24,923	5,257
	Honeywell International Inc.	32,191	5,120
	Union Pacific Corp.	33,187	4,999
	General Electric Co.	372,120	4,815
	Accenture plc Class A	27,775	4,696
	United Technologies Corp.	32,269	4,250
	United Parcel Service Inc. Class B	29,742	3,655
	Caterpillar Inc.	25,066	3,480
	Lockheed Martin Corp.	10,710	3,432

32

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Automatic Data Processing Inc.	19,017	2,791
CSX Corp.	35,906	2,663
FedEx Corp.	10,700	2,610
Raytheon Co.	12,374	2,468
General Dynamics Corp.	11,196	2,165
Norfolk Southern Corp.	12,203	2,121
Northrop Grumman Corp.	6,983	2,084
Emerson Electric Co.	27,010	2,072
Illinois Tool Works Inc.	14,666	2,037
Deere & Co.	13,965	2,008
Waste Management Inc.	18,659	1,696
Delta Air Lines Inc.	27,993	1,637
Eaton Corp. plc	18,914	1,572
Johnson Controls International plc	39,888	1,507
Southwest Airlines Co.	22,986	1,409
Roper Technologies Inc.	4,316	1,288
Fortive Corp.	13,303	1,117
Paychex Inc.	14,126	1,035
PACCAR Inc.	14,678	1,004
Parker-Hannifin Corp.	5,718	1,004
Rockwell Automation Inc.	5,382	974
Rockwell Collins Inc.	7,063	960
* United Continental Holdings Inc.	10,769	941
Cummins Inc.	6,600	936
Stanley Black & Decker Inc.	6,614	929
* Verisk Analytics Inc. Class A	6,824	813
Cintas Corp.	3,709	791
Textron Inc.	10,970	757
AMETEK Inc.	9,818	756
American Airlines Group Inc.	18,129	734
* TransDigm Group Inc.	2,074	726
Republic Services Inc. Class A	9,781	718
L3 Technologies Inc.	3,353	717
WW Grainger Inc.	1,956	693
* CoStar Group Inc.	1,530	676
* Mettler-Toledo International Inc.	1,109	648
* Waters Corp.	3,340	633
Xylem Inc.	7,616	578
CH Robinson Worldwide Inc.	5,981	575
Dover Corp.	6,594	566
* United Rentals Inc.	3,596	560
Expeditors International of Washington Inc.	7,599	557
* Copart Inc.	8,655	557
* XPO Logistics Inc.	5,024	535
* Keysight Technologies Inc.	8,003	519
Kansas City Southern	4,478	519
IDEX Corp.	3,229	495
Huntington Ingalls Industries Inc.	1,885	461
JB Hunt Transport Services Inc.	3,720	449
* Trimble Inc.	10,589	446
Old Dominion Freight Line Inc.	2,858	436
Snap-on Inc.	2,423	428
Spirit AeroSystems Holdings Inc. Class A	4,890	418
Arconic Inc.	18,669	418
Robert Half International Inc.	5,194	406
Wabtec Corp.	3,737	405
Avery Dennison Corp.	3,776	397
Jacobs Engineering Group Inc.	5,425	394
* Zebra Technologies Corp.	2,285	392
* Sensata Technologies Holding plc	7,323	388
FLIR Systems Inc.	5,901	370
* HD Supply Holdings Inc.	7,946	362
AO Smith Corp.	6,162	358
Allegion plc	4,083	356

33

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Nordson Corp.	2,522	351
Alaska Air Group Inc.	5,122	346
* Teledyne Technologies Inc.	1,454	345
Fluor Corp.	5,934	341
Graco Inc.	6,935	326
Carlisle Cos. Inc.	2,534	321
Booz Allen Hamilton Holding Corp. Class A	6,182	316
Pentair plc	6,912	301
Hubbell Inc. Class B	2,350	297
Flowserve Corp.	5,627	293
Donaldson Co. Inc.	5,632	285
* Middleby Corp.	2,327	283
Toro Co.	4,589	279
Xerox Corp.	9,867	275
BWX Technologies Inc.	4,432	272
ManpowerGroup Inc.	2,870	269
Lincoln Electric Holdings Inc.	2,781	262
Allison Transmission Holdings Inc.	5,156	256
* JetBlue Airways Corp.	13,338	254
Curtiss-Wright Corp.	1,885	252
Rollins Inc.	3,956	238
* Genesee & Wyoming Inc. Class A	2,663	234
Trinity Industries Inc.	6,483	232
* Kirby Corp.	2,590	226
* AECOM	6,706	226
National Instruments Corp.	4,723	226
Littelfuse Inc.	1,004	224
Oshkosh Corp.	3,128	220
* Quanta Services Inc.	6,332	219
ITT Inc.	3,667	217
HEICO Corp. Class A	2,905	216
Landstar System Inc.	1,853	215
* Stericycle Inc.	3,468	214
Insperity Inc.	1,781	213
EMCOR Group Inc.	2,566	206
* ASGN Inc.	2,210	205
Crane Co.	2,191	200
* Conduent Inc.	8,586	199
Air Lease Corp. Class A	4,276	198
Genpact Ltd.	6,397	196
nVent Electric plc	6,874	193
Knight-Swift Transportation Holdings Inc.	5,583	191
MAXIMUS Inc.	2,679	178
Ryder System Inc.	2,317	178
Woodward Inc.	2,209	178
Brink's Co.	2,301	173
Tetra Tech Inc.	2,429	170
HEICO Corp.	1,863	169
* Proto Labs Inc.	1,086	169
* KLX Inc.	2,282	168
AGCO Corp.	2,736	163
EnerSys	1,915	159
Macquarie Infrastructure Corp.	3,360	158
* Axon Enterprise Inc.	2,295	157
Regal Beloit Corp.	1,870	157
Korn/Ferry International	2,309	155
John Bean Technologies Corp.	1,305	154
* Clean Harbors Inc.	2,242	154
MSC Industrial Direct Co. Inc. Class A	1,798	154
* Generac Holdings Inc.	2,703	150
Barnes Group Inc.	2,191	149
* Spirit Airlines Inc.	3,044	145
Kennametal Inc.	3,476	142
* Darling Ingredients Inc.	7,158	142

34

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
MSA Safety Inc.	1,374	139
SkyWest Inc.	2,115	138
Hillenbrand Inc.	2,574	132
* WESCO International Inc.	2,119	130
GATX Corp.	1,514	128
Deluxe Corp.	2,136	126
Terex Corp.	3,194	124
* Colfax Corp.	3,536	123
* MasTec Inc.	2,810	123
Healthcare Services Group Inc.	2,960	122
Exponent Inc.	2,328	122
* Gardner Denver Holdings Inc.	4,251	119
* Welbilt Inc.	5,318	118
Applied Industrial Technologies Inc.	1,525	117
KBR Inc.	5,493	115
UniFirst Corp.	610	113
* FTI Consulting Inc.	1,445	110
Copa Holdings SA Class A	1,372	110
Moog Inc. Class A	1,378	109
* Dycom Industries Inc.	1,295	109
* Harsco Corp.	3,803	107
ABM Industries Inc.	3,285	104
Herman Miller Inc.	2,688	103
* Chart Industries Inc.	1,351	102
* TriNet Group Inc.	1,719	102
* Esterline Technologies Corp.	1,181	101
Franklin Electric Co. Inc.	2,066	101
* TopBuild Corp.	1,603	100
Watts Water Technologies Inc. Class A	1,194	98
* Itron Inc.	1,471	98
* WageWorks Inc.	1,817	97
* Aerojet Rocketdyne Holdings Inc.	2,758	97
* Paylocity Holding Corp.	1,207	96
* Navistar International Corp.	2,183	95
* Advanced Energy Industries Inc.	1,580	94
Hawaiian Holdings Inc.	2,240	93
Albany International Corp.	1,197	92
Convergys Corp.	3,701	92
* Advanced Disposal Services Inc.	3,425	91
* ExlService Holdings Inc.	1,419	91
Granite Construction Inc.	1,950	89
Covanta Holding Corp.	4,993	88
HNI Corp.	1,996	88
Cubic Corp.	1,144	87
Forward Air Corp.	1,341	86
* Saia Inc.	1,076	85
Raven Industries Inc.	1,674	81
Greenbrier Cos. Inc.	1,394	81
Mobile Mini Inc.	1,880	81
Actuant Corp. Class A	2,712	80
Brady Corp. Class A	1,965	79
* SPX FLOW Inc.	1,654	79
Triton International Ltd.	2,072	78
* Hub Group Inc. Class A	1,447	76
* Aerovironment Inc.	849	75
Federal Signal Corp.	2,842	74
Matson Inc.	1,943	73
AAR Corp.	1,517	71
EnPro Industries Inc.	942	71
* Electronics For Imaging Inc.	2,025	70
* Evoqua Water Technologies Corp.	3,584	69
Kaman Corp.	1,064	69
US Ecology Inc.	943	69
Badger Meter Inc.	1,235	68

35

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
* SPX Corp.	1,992	68
ESCO Technologies Inc.	993	67
Werner Enterprises Inc.	1,807	67
ICF International Inc.	816	67
Allegiant Travel Co. Class A	488	66
AZZ Inc.	1,153	62
* OSI Systems Inc.	793	62
* Atlas Air Worldwide Holdings Inc.	1,007	61
ArcBest Corp.	1,273	61
Tennant Co.	794	61
Pitney Bowes Inc.	8,315	60
Standex International Corp.	558	60
Rush Enterprises Inc. Class A	1,350	58
* Milacron Holdings Corp.	2,733	58
ACCO Brands Corp.	4,518	56
* Herc Holdings Inc.	1,056	56
Sun Hydraulics Corp.	1,102	55
* Casella Waste Systems Inc. Class A	1,951	55
Heartland Express Inc.	2,697	55
* Sykes Enterprises Inc.	1,816	55
* Navigant Consulting Inc.	2,253	54
* SP Plus Corp.	1,355	53
Knoll Inc.	2,190	52
* TriMas Corp.	1,678	52
* TrueBlue Inc.	1,750	51
McGrath RentCorp	870	50
* CBIZ Inc.	2,102	50
Ship Finance International Ltd.	3,533	50
^ Altra Industrial Motion Corp.	1,279	50
H&E Equipment Services Inc.	1,415	49
Wabash National Corp.	2,621	48
Encore Wire Corp.	949	48
Steelcase Inc. Class A	3,218	47
Lindsay Corp.	490	47
* Air Transport Services Group Inc.	2,284	46
* Tidewater Inc.	1,435	46
* Kratos Defense & Security Solutions Inc.	3,433	46
* Gates Industrial Corp. plc	2,483	45
* Vicor Corp.	721	45
Columbus McKinnon Corp.	1,056	45
Heidrick & Struggles International Inc.	1,014	45
^ ADT Inc.	4,995	45
Triumph Group Inc.	2,140	44
Schneider National Inc. Class B	1,627	44
Douglas Dynamics Inc.	958	44
* Echo Global Logistics Inc.	1,313	44
* Huron Consulting Group Inc.	880	44
* Willscot Corp. Class A	2,486	43
Kadant Inc.	424	43
Aircastle Ltd.	2,042	43
Astec Industries Inc.	873	42
MTS Systems Corp.	780	42
* Thermon Group Holdings Inc.	1,542	41
* Atkore International Group Inc.	1,493	41
* FARO Technologies Inc.	599	41
Primoris Services Corp.	1,618	41
Marten Transport Ltd.	1,832	40
Briggs & Stratton Corp.	1,960	39
* Aegion Corp. Class A	1,561	39
Forrester Research Inc.	789	39
* CSW Industrials Inc.	688	39
* Astronics Corp.	870	38
* Control4 Corp.	1,155	37
* DXP Enterprises Inc.	803	37

36

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
	Quad/Graphics Inc.	1,581	36
*	Lydall Inc.	819	35
*	Tutor Perini Corp.	1,721	35
	Kelly Services Inc. Class A	1,378	35
*	NV5 Global Inc.	387	34
*	SEACOR Holdings Inc.	660	34
*	Modine Manufacturing Co.	1,946	33
	Hyster-Yale Materials Handling Inc.	525	32
	Alamo Group Inc.	339	32
*	Wesco Aircraft Holdings Inc.	2,561	31
	Kforce Inc.	736	31
*	Team Inc.	1,280	30
	CIRCOR International Inc.	654	30
	Multi-Color Corp.	479	30
	Gorman-Rupp Co.	793	29
	Essendant Inc.	2,014	29
	Mesa Laboratories Inc.	143	29
*	International Seaways Inc.	1,395	29
	Kimball International Inc. Class B	1,634	29
*	MYR Group Inc.	818	28
	Manitowoc Co. Inc.	1,224	28
*	Engility Holdings Inc.	778	27
	Teekay Corp.	3,953	27
	Scorpio Tankers Inc.	13,945	27
	Argan Inc.	655	26
	Resources Connection Inc.	1,556	26
	Miller Industries Inc.	848	24
	Spartan Motors Inc.	1,625	23
	GasLog Ltd.	1,390	23
	Barrett Business Services Inc.	308	23
*	CAI International Inc.	840	23
	CRA International Inc.	380	22
*	InnerWorkings Inc.	2,742	21
	Ennis Inc.	983	21
	DHT Holdings Inc.	4,570	21
	Hackett Group Inc.	1,044	21
*	CryoPort Inc.	1,471	21
*	Daseke Inc.	2,286	21
*	Frontline Ltd.	3,761	20
*	Ducommun Inc.	499	20
	American Railcar Industries Inc.	425	19
	Systemax Inc.	528	19
	LSC Communications Inc.	1,573	19
*	Covenant Transportation Group Inc. Class A	640	19
*	Textainer Group Holdings Ltd.	1,260	19
	REV Group Inc.	1,089	19
	TTEC Holdings Inc.	697	18
	VSE Corp.	464	18
*	Sterling Construction Co. Inc.	1,217	18
	Titan International Inc.	2,357	18
*	PHH Corp.	1,612	17
*	Vectrus Inc.	527	17
*	Gencor Industries Inc.	1,296	17
*	Bristow Group Inc.	1,522	17
*,^	Plug Power Inc.	8,445	17
*	Energy Recovery Inc.	1,662	16
*	Blue Bird Corp.	694	16
	Park-Ohio Holdings Corp.	382	16
	Powell Industries Inc.	401	16
*	Mistras Group Inc.	664	15
	Scorpio Bulkers Inc.	2,207	15
*	Titan Machinery Inc.	818	15
*	Exela Technologies Inc.	2,463	15
*	Heritage-Crystal Clean Inc.	628	15

37

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

			Market
			Value
		Shares	($000)
*	YRC Worldwide Inc.	1,491	14
	Allied Motion Technologies Inc.	292	14
	RR Donnelley & Sons Co.	2,785	14
*	Great Lakes Dredge & Dock Corp.	2,437	13
*	HC2 Holdings Inc.	2,122	13
	Hurco Cos. Inc.	306	13
*	Ardmore Shipping Corp.	1,859	13
	Universal Logistics Holdings Inc.	355	13
	ConvergeOne Holdings Inc.	1,395	13
	Graham Corp.	452	13
*	Orion Group Holdings Inc.	1,426	12
*	Liquidity Services Inc.	1,689	12
*,^	Energous Corp.	946	12
*	ServiceSource International Inc.	3,785	12
*	Willdan Group Inc.	374	12
*	Commercial Vehicle Group Inc.	1,175	11
	CECO Environmental Corp.	1,327	11
*	Vishay Precision Group Inc.	258	11
	Preformed Line Products Co.	136	11
	Advanced Emissions Solutions Inc.	933	11
*	GP Strategies Corp.	548	10
	Nordic American Tankers Ltd.	4,539	10
*	FreightCar America Inc.	583	10
*	Twin Disc Inc.	381	10
*	Dorian LPG Ltd.	1,258	10
*	Eagle Bulk Shipping Inc.	1,821	9
	EnviroStar Inc.	183	9
	Teekay Tankers Ltd. Class A	7,173	8
	NACCO Industries Inc. Class A	220	8
	BrightView Holdings Inc.	425	8
*	Radiant Logistics Inc.	1,707	7
*	Overseas Shipholding Group Inc. Class A	2,128	7
*	Information Services Group Inc.	1,467	7
*	IES Holdings Inc.	373	7
*	Hill International Inc.	1,657	7
	Costamare Inc.	952	7
	Marlin Business Services Corp.	219	6
*	PHI Inc.	724	6
*	Genco Shipping & Trading Ltd.	354	5
	BG Staffing Inc.	165	4
*	Safe Bulkers Inc.	1,425	4
			135,360
Technology (21.4%)
	Apple Inc.	212,151	48,292
	Microsoft Corp.	326,788	36,708
*	Facebook Inc. Class A	102,571	18,025
*	Alphabet Inc. Class C	13,122	15,985
*	Alphabet Inc. Class A	12,929	15,926
	Cisco Systems Inc.	208,248	9,948
	Intel Corp.	201,328	9,750
	NVIDIA Corp.	25,149	7,059
	Oracle Corp.	124,001	6,024
	International Business Machines Corp.	39,640	5,806
*	Adobe Systems Inc.	21,190	5,584
	Texas Instruments Inc.	42,349	4,760
*	salesforce.com Inc.	30,636	4,677
	QUALCOMM Inc.	60,870	4,182
	Broadcom Inc.	18,635	4,082
*	Micron Technology Inc.	49,956	2,624
	Activision Blizzard Inc.	32,430	2,338
	Intuit Inc.	10,610	2,329
	Cognizant Technology Solutions Corp. Class A	25,180	1,975
	Applied Materials Inc.	45,587	1,961
	HP Inc.	70,543	1,739

38

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Analog Devices Inc.	15,835	1,565
* ServiceNow Inc.	7,499	1,472
* Electronic Arts Inc.	12,959	1,470
* Autodesk Inc.	9,430	1,456
* NXP Semiconductors NV	14,865	1,385
Lam Research Corp.	7,086	1,226
Amphenol Corp. Class A	12,682	1,199
Corning Inc.	35,354	1,185
DXC Technology Co.	12,278	1,118
* Red Hat Inc.	7,527	1,112
Hewlett Packard Enterprise Co.	66,470	1,099
* Twitter Inc.	30,587	1,076
NetApp Inc.	11,522	1,000
* Advanced Micro Devices Inc.	38,799	977
* Workday Inc. Class A	6,273	969
* IHS Markit Ltd.	17,210	947
Motorola Solutions Inc.	7,038	903
* Palo Alto Networks Inc.	3,779	873
Xilinx Inc.	10,975	854
Microchip Technology Inc.	9,910	853
Harris Corp.	5,135	834
* Dell Technologies Inc. Class V	8,518	819
Western Digital Corp.	12,809	810
* Splunk Inc.	6,281	805
KLA-Tencor Corp.	6,733	782
* Arista Networks Inc.	2,459	735
* VeriSign Inc.	4,573	725
Maxim Integrated Products Inc.	11,979	724
Skyworks Solutions Inc.	7,792	711
* ANSYS Inc.	3,536	658
* Synopsys Inc.	6,404	654
* Citrix Systems Inc.	5,711	651
* Take-Two Interactive Software Inc.	4,856	649
* IAC/InterActiveCorp	3,230	637
CA Inc.	13,450	589
* Gartner Inc.	3,799	569
* GrubHub Inc.	3,853	555
* Cadence Design Systems Inc.	11,770	554
CDW Corp.	6,272	549
* GoDaddy Inc. Class A	6,597	537
Symantec Corp.	26,384	532
SS&C Technologies Holdings Inc.	8,878	527
* Akamai Technologies Inc.	6,990	525
* F5 Networks Inc.	2,620	495
* PTC Inc.	4,896	489
* Fortinet Inc.	5,783	484
Marvell Technology Group Ltd.	23,159	479
* VMware Inc. Class A	2,979	457
Leidos Holdings Inc.	6,172	437
* Qorvo Inc.	5,384	431
Juniper Networks Inc.	14,686	418
* Ultimate Software Group Inc.	1,315	407
* Tyler Technologies Inc.	1,633	403
Amdocs Ltd.	6,131	400
Cognex Corp.	7,156	385
* ON Semiconductor Corp.	17,884	382
* Guidewire Software Inc.	3,536	356
* Aspen Technology Inc.	3,054	352
CDK Global Inc.	5,623	350
Teradyne Inc.	8,405	346
* Atlassian Corp. plc Class A	3,845	346
* Tableau Software Inc. Class A	3,014	337
* Black Knight Inc.	6,124	327
* Paycom Software Inc.	2,100	326

39

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
* EPAM Systems Inc.	2,115	302
* Zendesk Inc.	4,366	301
* Arrow Electronics Inc.	3,835	297
Cypress Semiconductor Corp.	16,306	281
Sabre Corp.	10,743	280
* Proofpoint Inc.	2,303	273
* IPG Photonics Corp.	1,548	272
* RingCentral Inc. Class A	2,798	261
* Twilio Inc. Class A	3,160	255
* CommScope Holding Co. Inc.	7,990	253
* Nutanix Inc.	4,391	247
Monolithic Power Systems Inc.	1,647	247
* Integrated Device Technology Inc.	5,675	241
Avnet Inc.	4,977	241
* Okta Inc.	3,839	237
* HubSpot Inc.	1,617	232
Universal Display Corp.	1,807	221
MKS Instruments Inc.	2,347	218
Jabil Inc.	7,213	213
Blackbaud Inc.	2,032	212
Entegris Inc.	6,265	212
* Teradata Corp.	5,070	210
* New Relic Inc.	2,013	207
* Cree Inc.	4,208	202
* Nuance Communications Inc.	12,388	202
* Ciena Corp.	6,363	201
* Coherent Inc.	1,051	200
* RealPage Inc.	3,205	200
Dolby Laboratories Inc. Class A	2,803	197
* Pure Storage Inc. Class A	7,327	197
* CACI International Inc. Class A	998	195
* ARRIS International plc	7,424	192
LogMeIn Inc.	2,225	191
* Lumentum Holdings Inc.	2,632	179
* Silicon Laboratories Inc.	1,816	178
* Manhattan Associates Inc.	3,055	177
* Coupa Software Inc.	2,433	174
Science Applications International Corp.	1,802	163
* Semtech Corp.	2,679	160
* Acxiom Corp.	3,455	158
* Yelp Inc. Class A	3,298	155
* Ellie Mae Inc.	1,473	155
* ViaSat Inc.	2,381	150
* ACI Worldwide Inc.	5,260	149
* NCR Corp.	5,259	149
* Qualys Inc.	1,566	143
* Box Inc.	5,711	140
Perspecta Inc.	6,008	140
* iRobot Corp.	1,217	138
Vishay Intertechnology Inc.	5,667	135
* Verint Systems Inc.	2,765	134
* Zynga Inc. Class A	31,440	131
* II-VI Inc.	2,576	128
* FireEye Inc.	7,588	126
* Five9 Inc.	2,553	123
* Cornerstone OnDemand Inc.	2,165	122
* CommVault Systems Inc.	1,751	122
InterDigital Inc.	1,476	122
* Cirrus Logic Inc.	2,704	119
* Mercury Systems Inc.	2,163	118
SYNNEX Corp.	1,191	115
* Match Group Inc.	2,307	115
* Envestnet Inc.	1,797	114
* Q2 Holdings Inc.	1,797	112

40

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
* Tech Data Corp.	1,531	111
* Avaya Holdings Corp.	4,695	110
* Rogers Corp.	794	110
* Cargurus Inc.	2,201	109
* Bottomline Technologies DE Inc.	1,623	107
* Viavi Solutions Inc.	9,493	106
Brooks Automation Inc.	2,645	104
Plantronics Inc.	1,541	104
* NETGEAR Inc.	1,439	102
Pegasystems Inc.	1,600	102
* Varonis Systems Inc.	1,365	101
* Sanmina Corp.	3,237	100
* Finisar Corp.	4,782	98
* Novanta Inc.	1,250	96
* Yext Inc.	3,733	93
* 3D Systems Corp.	4,550	93
* Anixter International Inc.	1,274	92
* EchoStar Corp. Class A	1,908	92
Ebix Inc.	1,087	87
* Plexus Corp.	1,364	86
* NetScout Systems Inc.	3,452	86
Power Integrations Inc.	1,175	86
* Groupon Inc. Class A	20,153	86
* Insight Enterprises Inc.	1,558	86
ManTech International Corp. Class A	1,253	83
* TTM Technologies Inc.	4,370	82
Progress Software Corp.	1,913	78
Ubiquiti Networks Inc.	872	78
* Rapid7 Inc.	2,043	78
Maxar Technologies Ltd.	2,506	78
* Evolent Health Inc. Class A	3,025	77
* Virtusa Corp.	1,290	75
* SPS Commerce Inc.	761	75
* DocuSign Inc.	1,185	74
* Fabrinet	1,545	74
* Knowles Corp.	4,017	73
* Synaptics Inc.	1,506	73
* Blucora Inc.	2,005	73
* Alarm.com Holdings Inc.	1,266	71
* LivePerson Inc.	2,648	71
* Apptio Inc. Class A	1,832	71
TiVo Corp.	5,185	71
* Oclaro Inc.	7,408	71
* Alteryx Inc. Class A	1,214	70
* Diodes Inc.	1,781	68
* Hortonworks Inc.	2,989	67
* MINDBODY Inc. Class A	1,790	66
* Imperva Inc.	1,407	66
* Blackline Inc.	1,245	66
* Everbridge Inc.	1,062	64
* GTT Communications Inc.	1,482	64
* Inphi Corp.	1,719	64
Methode Electronics Inc.	1,595	63
* ePlus Inc.	586	61
* Rambus Inc.	4,960	61
* Syntel Inc.	1,447	59
* KEMET Corp.	2,213	57
* Cloudera Inc.	3,777	57
* MicroStrategy Inc. Class A	380	57
* Ambarella Inc.	1,446	55
* Nanometrics Inc.	1,261	55
Benchmark Electronics Inc.	2,132	55
* Infinera Corp.	6,009	54
* FormFactor Inc.	3,444	53

41

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Altair Engineering Inc. Class A	1,246	52
* Carbonite Inc.	1,247	52
* Stratasys Ltd.	2,070	52
* Appfolio Inc.	596	51
* Acacia Communications Inc.	1,220	50
* SailPoint Technologies Holding Inc.	1,600	49
* Web.com Group Inc.	1,761	49
* ForeScout Technologies Inc.	1,361	49
* MaxLinear Inc.	2,537	49
* ScanSource Inc.	1,200	49
* Unisys Corp.	2,621	49
* Lattice Semiconductor Corp.	5,942	49
* Vocera Communications Inc.	1,458	48
* PROS Holdings Inc.	1,298	48
AVX Corp.	2,259	48
NIC Inc.	2,825	47
CSG Systems International Inc.	1,263	47
* Cision Ltd.	2,494	45
* Workiva Inc.	1,221	45
Comtech Telecommunications Corp.	1,250	45
* MACOM Technology Solutions Holdings Inc.	1,933	45
Ceridian HCM Holding Inc.	1,157	45
* USA Technologies Inc.	2,645	43
* Perficient Inc.	1,491	43
* Amkor Technology Inc.	4,618	40
* Cray Inc.	1,815	39
* Rudolph Technologies Inc.	1,394	39
* TrueCar Inc.	3,013	39
CTS Corp.	1,037	38
ADTRAN Inc.	2,182	38
* Glu Mobile Inc.	4,834	37
* Upland Software Inc.	978	36
American Software Inc. Class A	2,022	36
Monotype Imaging Holdings Inc.	1,746	36
* CalAmp Corp.	1,466	34
Xperi Corp.	2,150	34
* OneSpan Inc.	1,772	33
* Benefitfocus Inc.	746	33
* Extreme Networks Inc.	5,184	32
* Applied Optoelectronics Inc.	785	32
^ Zscaler Inc.	756	32
Cohu Inc.	1,178	31
* Electro Scientific Industries Inc.	1,385	30
* CEVA Inc.	992	30
* Photronics Inc.	2,835	30
* Inovalon Holdings Inc. Class A	2,717	30
NVE Corp.	254	29
* Ichor Holdings Ltd.	1,105	29
* Endurance International Group Holdings Inc.	2,810	27
* Tucows Inc. Class A	458	27
QAD Inc. Class A	430	26
* Xcerra Corp.	1,781	26
* Ultra Clean Holdings Inc.	1,613	25
* Kimball Electronics Inc.	1,243	25
* Veeco Instruments Inc.	1,975	24
Switch Inc.	2,009	23
* TechTarget Inc.	911	22
* PlayAGS Inc.	648	21
* Loral Space & Communications Inc.	467	21
* Harmonic Inc.	3,722	20
* Axcelis Technologies Inc.	981	20
* Limelight Networks Inc.	3,871	20
* A10 Networks Inc.	2,702	19
* Quantenna Communications Inc.	1,022	19

42

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
* Impinj Inc.	868	19
PC Connection Inc.	468	19
* Ribbon Communications Inc.	2,678	19
* KeyW Holding Corp.	2,149	18
* Model N Inc.	1,067	18
* PAR Technology Corp.	691	18
* pdvWireless Inc.	566	17
Park Electrochemical Corp.	777	17
* ShotSpotter Inc.	290	17
* Meet Group Inc.	3,237	16
* PolarityTE Inc.	562	16
* Digi International Inc.	1,191	16
* ChannelAdvisor Corp.	1,206	16
* Calix Inc.	2,008	16
* SendGrid Inc.	417	15
* Alpha & Omega Semiconductor Ltd.	1,064	15
* Immersion Corp.	1,279	15
* NeoPhotonics Corp.	1,689	15
Diebold Nixdorf Inc.	3,110	15
* Zix Corp.	2,658	15
Bel Fuse Inc. Class B	501	14
* Digimarc Corp.	471	14
* Ooma Inc.	868	14
* eGain Corp.	949	14
* Brightcove Inc.	1,624	13
* MobileIron Inc.	2,704	13
nLight Inc.	419	13
* Aquantia Corp.	1,000	13
Simulations Plus Inc.	591	12
Daktronics Inc.	1,470	12
* Casa Systems Inc.	809	12
* Telenav Inc.	1,968	11
* Mitek Systems Inc.	1,508	11
Turtle Beach Corp.	454	10
* Presidio Inc.	683	10
* KVH Industries Inc.	798	10
Reis Inc.	424	10
* AXT Inc.	1,218	10
* PDF Solutions Inc.	1,086	9
Internap Corp.	700	9
* Acacia Research Corp.	2,241	9
* Avid Technology Inc.	1,471	9
* Amber Road Inc.	968	8
* VirnetX Holding Corp.	2,500	8
* Kopin Corp.	3,357	8
* Leaf Group Ltd.	607	7
* SMART Global Holdings Inc.	190	6
* Iteris Inc.	1,125	6
* Aerohive Networks Inc.	1,333	6
* Pluralsight Inc. Class A	110	4
Domo Inc.	150	4
* Veritone Inc.	151	2
EverQuote Inc. Class A	67	1
		276,115
Utilities (4.6%)
AT&T Inc.	313,591	10,016
Verizon Communications Inc.	178,455	9,703
NextEra Energy Inc.	20,235	3,442
Duke Energy Corp.	30,062	2,442
Dominion Energy Inc.	28,103	1,989
Southern Co.	43,772	1,916
Exelon Corp.	41,616	1,819
American Electric Power Co. Inc.	21,359	1,532
Sempra Energy	11,444	1,328

43

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

		Market
		Value
	Shares	($000)
Public Service Enterprise Group Inc.	21,611	1,131
Consolidated Edison Inc.	13,576	1,072
Xcel Energy Inc.	21,801	1,048
PG&E Corp.	22,290	1,029
WEC Energy Group Inc.	13,725	928
Edison International	13,679	899
PPL Corp.	30,122	896
DTE Energy Co.	7,866	874
CenturyLink Inc.	40,776	871
* T-Mobile US Inc.	13,114	866
Eversource Energy	13,474	841
FirstEnergy Corp.	20,208	755
American Water Works Co. Inc.	7,659	670
Evergy Inc.	11,749	670
Ameren Corp.	10,439	660
Entergy Corp.	7,863	657
CMS Energy Corp.	12,285	605
CenterPoint Energy Inc.	18,735	521
NRG Energy Inc.	13,645	483
Atmos Energy Corp.	4,776	441
Alliant Energy Corp.	9,853	422
NiSource Inc.	15,454	418
* Vistra Energy Corp.	17,552	413
UGI Corp.	7,572	409
AES Corp.	28,226	380
Pinnacle West Capital Corp.	4,754	373
OGE Energy Corp.	8,382	309
* Zayo Group Holdings Inc.	8,508	295
Aqua America Inc.	7,447	277
Vectren Corp.	3,653	260
MDU Resources Group Inc.	8,456	236
SCANA Corp.	6,088	233
IDACORP Inc.	2,243	220
Portland General Electric Co.	3,979	185
New Jersey Resources Corp.	3,795	173
National Fuel Gas Co.	3,111	173
ONE Gas Inc.	2,194	172
j2 Global Inc.	2,056	170
ALLETE Inc.	2,237	168
* Sprint Corp.	27,137	166
Hawaiian Electric Industries Inc.	4,528	160
Southwest Gas Holdings Inc.	1,997	154
Spire Inc.	2,014	150
Avista Corp.	2,875	148
NorthWestern Corp.	2,287	137
PNM Resources Inc.	3,397	132
Black Hills Corp.	2,236	132
Telephone & Data Systems Inc.	4,128	124
* Vonage Holdings Corp.	8,687	123
El Paso Electric Co.	1,916	117
South Jersey Industries Inc.	3,399	113
MGE Energy Inc.	1,698	111
Avangrid Inc.	2,193	108
* 8x8 Inc.	4,029	92
American States Water Co.	1,508	91
Cogent Communications Holdings Inc.	1,636	90
Ormat Technologies Inc.	1,683	89
Northwest Natural Gas Co.	1,354	88
Otter Tail Corp.	1,832	88
* Iridium Communications Inc.	4,121	83
California Water Service Group	2,000	82
Shenandoah Telecommunications Co.	1,923	73
Chesapeake Utilities Corp.	782	67
Pattern Energy Group Inc. Class A	3,002	61

44

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2018

					Market
					Value
				Shares	($000)
*	Boingo Wireless Inc.			1,763	58
	NRG Yield Inc.			2,852	57
	ATN International Inc.			589	43
	SJW Group			721	42
	Connecticut Water Service Inc.			577	40
*	Intelsat SA			1,795	39
*	United States Cellular Corp.			755	32
	Middlesex Water Co.			694	32
*	ORBCOMM Inc.			2,930	32
	Consolidated Communications Holdings Inc.			2,645	31
	NRG Yield Inc. Class A			1,434	28
	Unitil Corp.			537	27
	York Water Co.			882	27
*	Cincinnati Bell Inc.			1,901	25
*	NII Holdings Inc.			4,043	23
	Frontier Communications Corp.			4,080	21
*	Atlantic Power Corp.			9,065	20
	RGC Resources Inc.			593	16
	Artesian Resources Corp. Class A			437	16
	Spok Holdings Inc.			888	14
*	Gogo Inc.			2,800	13
*	AquaVenture Holdings Ltd.			611	11
*	Pure Cycle Corp.			948	11
	Windstream Holdings Inc.			1,935	9
	Spark Energy Inc. Class A			617	5

					58,841

Total Common Stocks (Cost $956,771)					1,286,061

		Coupon

Temporary Cash Investments (0.2%)[1]
Money Market Fund (0.2%)
3,4	Vanguard Market Liquidity Fund	2.153%		25,239	2,524

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.0%)
	United States Treasury Bill	1.916%	9/6/18	300	300

Total Temporary Cash Investments (Cost $2,824)					2,824

Total Investments (99.9%) (Cost $959,595)					1,288,885
Other Assets and Liabilities—Net (0.1%)[4,5]					1,901
Net Assets (100%)					1,290,786

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $247,000.
§ Security value determined using significant unobservable inputs.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and -0.1%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $265,000 of collateral received for securities on loan.
5 Cash with a value of $300,000 has been segregated as initial margin for open futures contracts.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

45

© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA18540 102018

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (0.3%)
U.S. Government Securities (0.3%)
	United States Treasury Note/Bond	2.625%	8/31/20	35,010	35,004
	United States Treasury Note/Bond	2.750%	8/31/23	40,000	40,007

Total U.S. Government and Agency Obligations (Cost $75,008)					75,011

Corporate Bonds (98.9%)
Finance (41.5%)
	Banking (33.8%)
	American Express Co.	2.200%	10/30/20	12,106	11,866
	American Express Co.	3.375%	5/17/21	4,455	4,471
	American Express Co.	2.500%	8/1/22	35,225	33,891
	American Express Co.	2.650%	12/2/22	20,232	19,484
	American Express Co.	3.400%	2/27/23	25,350	25,211
	American Express Co.	3.700%	8/3/23	19,725	19,789
	American Express Credit Corp.	2.250%	8/15/19	17,359	17,265
	American Express Credit Corp.	1.700%	10/30/19	3,677	3,626
	American Express Credit Corp.	2.200%	3/3/20	23,127	22,865
	American Express Credit Corp.	2.375%	5/26/20	29,911	29,537
	American Express Credit Corp.	2.600%	9/14/20	20,595	20,386
	American Express Credit Corp.	2.250%	5/5/21	29,556	28,777
	American Express Credit Corp.	2.700%	3/3/22	20,054	19,591
	Associated Bank NA	3.500%	8/13/21	4,500	4,496
	Australia & New Zealand Banking Group Ltd.	2.050%	9/23/19	3,220	3,194
	Australia & New Zealand Banking Group Ltd.	2.125%	8/19/20	16,290	15,960
	Australia & New Zealand Banking Group Ltd.	2.250%	11/9/20	16,700	16,360
	Australia & New Zealand Banking Group Ltd.	2.700%	11/16/20	10,924	10,792
	Australia & New Zealand Banking Group Ltd.	2.300%	6/1/21	13,284	12,918
	Australia & New Zealand Banking Group Ltd.	2.550%	11/23/21	16,550	16,115
	Australia & New Zealand Banking Group Ltd.	2.625%	5/19/22	16,090	15,584
	Australia & New Zealand Banking Group Ltd.	2.625%	11/9/22	10,400	10,046
	Banco Bilbao Vizcaya Argentaria SA	3.000%	10/20/20	7,080	7,025
	Banco Santander SA	3.500%	4/11/22	13,000	12,785
	Banco Santander SA	3.125%	2/23/23	8,615	8,246
	Banco Santander SA	3.848%	4/12/23	20,950	20,629
	Bancolombia SA	5.950%	6/3/21	8,500	8,904
	Bank of America Corp.	2.250%	4/21/20	30,503	30,117
	Bank of America Corp.	5.625%	7/1/20	810	847
	Bank of America Corp.	2.625%	10/19/20	32,796	32,456
	Bank of America Corp.	2.151%	11/9/20	25,968	25,424
	Bank of America Corp.	5.875%	1/5/21	1,901	2,010
	Bank of America Corp.	2.625%	4/19/21	29,439	28,914
	Bank of America Corp.	5.000%	5/13/21	1	1
1	Bank of America Corp.	2.369%	7/21/21	43,554	42,790
1	Bank of America Corp.	2.328%	10/1/21	29,400	28,786
1	Bank of America Corp.	2.738%	1/23/22	31,395	30,880
	Bank of America Corp.	5.700%	1/24/22	1,175	1,267
1	Bank of America Corp.	3.499%	5/17/22	15,915	15,918
	Bank of America Corp.	2.503%	10/21/22	38,986	37,533
	Bank of America Corp.	3.300%	1/11/23	58,376	57,814
1	Bank of America Corp.	3.124%	1/20/23	25,256	24,900
1	Bank of America Corp.	2.881%	4/24/23	24,681	23,942
1	Bank of America Corp.	2.816%	7/21/23	25,982	25,223
	Bank of America Corp.	4.100%	7/24/23	30,463	31,180
	Bank of America Corp.	3.004%	12/20/23	87,793	85,462
1	Bank of America Corp.	3.550%	3/5/24	41,500	41,228
1	Bank of America Corp.	3.864%	7/23/24	17,000	17,093
	Bank of Montreal	1.750%	9/11/19	1,740	1,722
	Bank of Montreal	2.100%	12/12/19	16,630	16,489
	Bank of Montreal	2.100%	6/15/20	14,127	13,900
	Bank of Montreal	3.100%	7/13/20	22,750	22,797
	Bank of Montreal	3.100%	4/13/21	17,759	17,704
	Bank of Montreal	1.900%	8/27/21	30,972	29,811

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bank of Montreal	2.350%	9/11/22	8,054	7,763
Bank of Montreal	2.550%	11/6/22	13,578	13,098
Bank of New York Mellon Corp.	2.300%	9/11/19	11,728	11,687
Bank of New York Mellon Corp.	4.600%	1/15/20	2,126	2,174
Bank of New York Mellon Corp.	2.150%	2/24/20	18,966	18,759
Bank of New York Mellon Corp.	2.600%	8/17/20	18,964	18,820
Bank of New York Mellon Corp.	2.450%	11/27/20	18,046	17,786
Bank of New York Mellon Corp.	4.150%	2/1/21	2,000	2,052
Bank of New York Mellon Corp.	2.500%	4/15/21	7,263	7,153
Bank of New York Mellon Corp.	2.050%	5/3/21	22,280	21,664
Bank of New York Mellon Corp.	3.550%	9/23/21	14,290	14,435
Bank of New York Mellon Corp.	2.600%	2/7/22	15,050	14,721
Bank of New York Mellon Corp.	2.950%	1/29/23	18,340	18,020
1 Bank of New York Mellon Corp.	2.661%	5/16/23	20,080	19,534
Bank of New York Mellon Corp.	3.450%	8/11/23	9,000	8,984
Bank of New York Mellon Corp.	2.200%	8/16/23	11,552	10,906
Bank of Nova Scotia	2.150%	7/14/20	15,810	15,557
Bank of Nova Scotia	2.350%	10/21/20	23,448	23,073
Bank of Nova Scotia	2.500%	1/8/21	13,700	13,480
Bank of Nova Scotia	4.375%	1/13/21	10,139	10,405
Bank of Nova Scotia	2.450%	3/22/21	15,121	14,820
Bank of Nova Scotia	3.125%	4/20/21	735	732
Bank of Nova Scotia	2.800%	7/21/21	14,564	14,389
Bank of Nova Scotia	2.700%	3/7/22	33,672	32,990
Bank of Nova Scotia	2.450%	9/19/22	5,500	5,313
1 Bank of Nova Scotia	4.650%	12/31/49	6,100	5,688
Barclays Bank plc	5.125%	1/8/20	7,070	7,236
Barclays Bank plc	5.140%	10/14/20	12,435	12,756
Barclays Bank plc	2.650%	1/11/21	27,500	26,987
Barclays plc	2.750%	11/8/19	29,126	28,951
Barclays plc	2.875%	6/8/20	21,996	21,776
Barclays plc	3.250%	1/12/21	20,315	20,088
Barclays plc	3.200%	8/10/21	20,390	20,081
Barclays plc	3.684%	1/10/23	11,220	10,950
1 Barclays plc	4.338%	5/16/24	20,000	19,841
BB&T Corp.	5.250%	11/1/19	4,682	4,803
BB&T Corp.	2.450%	1/15/20	22,213	22,062
BB&T Corp.	2.625%	6/29/20	7,888	7,826
BB&T Corp.	2.150%	2/1/21	15,620	15,243
BB&T Corp.	2.050%	5/10/21	11,655	11,299
BB&T Corp.	3.200%	9/3/21	8,000	7,976
BB&T Corp.	3.950%	3/22/22	2,809	2,855
BB&T Corp.	2.750%	4/1/22	20,855	20,471
BNP Paribas SA	2.375%	5/21/20	25,873	25,531
BNP Paribas SA	5.000%	1/15/21	30,810	31,925
BNP Paribas SA	3.250%	3/3/23	23,320	23,054
BPCE SA	2.250%	1/27/20	18,105	17,866
BPCE SA	2.650%	2/3/21	7,120	6,988
BPCE SA	2.750%	12/2/21	22,095	21,518
2 BPCE SA	3.000%	5/22/22	4,300	4,187
Branch Banking & Trust Co.	2.100%	1/15/20	9,775	9,662
Branch Banking & Trust Co.	2.250%	6/1/20	19,055	18,782
Branch Banking & Trust Co.	2.850%	4/1/21	7,346	7,279
Branch Banking & Trust Co.	2.625%	1/15/22	11,253	11,024
Canadian Imperial Bank of Commerce	1.600%	9/6/19	22,967	22,705
Canadian Imperial Bank of Commerce	2.100%	10/5/20	16,650	16,279
Canadian Imperial Bank of Commerce	2.700%	2/2/21	3,775	3,714
Canadian Imperial Bank of Commerce	2.550%	6/16/22	7,572	7,351
Capital One Bank USA NA	3.375%	2/15/23	21,434	20,953
Capital One Financial Corp.	2.500%	5/12/20	17,854	17,655
Capital One Financial Corp.	2.400%	10/30/20	4,925	4,831
Capital One Financial Corp.	3.450%	4/30/21	16,750	16,771
Capital One Financial Corp.	4.750%	7/15/21	17,454	18,067
Capital One Financial Corp.	3.050%	3/9/22	5,534	5,404

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Capital One Financial Corp.	3.200%	1/30/23	13,050	12,730
Capital One Financial Corp.	3.500%	6/15/23	19,407	19,204
Capital One NA	2.400%	9/5/19	10,096	10,035
Capital One NA	1.850%	9/13/19	13,790	13,630
Capital One NA	2.350%	1/31/20	11,610	11,493
Capital One NA	2.950%	7/23/21	12,090	11,912
Capital One NA	2.250%	9/13/21	22,378	21,576
Capital One NA	2.650%	8/8/22	16,995	16,391
Citibank NA	1.850%	9/18/19	27,830	27,527
Citibank NA	3.050%	5/1/20	26,600	26,585
Citibank NA	2.100%	6/12/20	15,450	15,180
Citibank NA	2.125%	10/20/20	38,000	37,188
Citibank NA	2.850%	2/12/21	16,225	16,037
Citibank NA	3.400%	7/23/21	21,000	21,057
Citigroup Inc.	2.450%	1/10/20	22,232	22,059
Citigroup Inc.	2.400%	2/18/20	35,311	34,980
Citigroup Inc.	5.375%	8/9/20	10,822	11,270
Citigroup Inc.	2.650%	10/26/20	38,330	37,863
Citigroup Inc.	2.700%	3/30/21	38,082	37,505
Citigroup Inc.	2.350%	8/2/21	24,147	23,483
Citigroup Inc.	2.900%	12/8/21	42,187	41,553
Citigroup Inc.	4.500%	1/14/22	24,694	25,477
Citigroup Inc.	2.750%	4/25/22	31,150	30,348
Citigroup Inc.	4.050%	7/30/22	9,712	9,831
Citigroup Inc.	2.700%	10/27/22	15,872	15,326
1 Citigroup Inc.	3.142%	1/24/23	29,450	28,986
Citigroup Inc.	3.375%	3/1/23	3,650	3,609
Citigroup Inc.	3.500%	5/15/23	7,100	6,991
1 Citigroup Inc.	2.876%	7/24/23	32,046	31,132
1 Citigroup Inc.	4.044%	6/1/24	17,480	17,632
Citizens Bank NA	2.450%	12/4/19	4,939	4,894
Citizens Bank NA	2.250%	3/2/20	10,385	10,233
Citizens Bank NA	2.200%	5/26/20	10,000	9,813
Citizens Bank NA	2.250%	10/30/20	13,570	13,248
Citizens Bank NA	2.550%	5/13/21	19,730	19,257
Citizens Bank NA	2.650%	5/26/22	9,300	8,995
Citizens Bank NA	3.700%	3/29/23	6,800	6,808
Citizens Financial Group Inc.	2.375%	7/28/21	2,000	1,934
Comerica Inc.	3.700%	7/31/23	13,125	13,170
Commonwealth Bank of Australia	2.300%	9/6/19	15,250	15,184
Commonwealth Bank of Australia	2.300%	3/12/20	4,411	4,356
Commonwealth Bank of Australia	2.400%	11/2/20	23,333	22,892
Commonwealth Bank of Australia	2.550%	3/15/21	7,357	7,210
2 Commonwealth Bank of Australia	2.750%	3/10/22	12,000	11,710
Compass Bank	2.750%	9/29/19	3,443	3,431
Compass Bank	3.500%	6/11/21	12,000	11,984
Compass Bank	2.875%	6/29/22	16,069	15,556
Cooperatieve Rabobank UA	2.250%	1/14/20	26,825	26,515
Cooperatieve Rabobank UA	4.500%	1/11/21	18,228	18,685
Cooperatieve Rabobank UA	2.500%	1/19/21	34,405	33,759
Cooperatieve Rabobank UA	3.125%	4/26/21	3,250	3,234
Cooperatieve Rabobank UA	2.750%	1/10/22	27,050	26,500
Cooperatieve Rabobank UA	3.875%	2/8/22	34,179	34,636
Cooperatieve Rabobank UA	3.950%	11/9/22	18,620	18,636
Cooperatieve Rabobank UA	2.750%	1/10/23	9,270	8,978
Credit Suisse AG	5.400%	1/14/20	21,392	21,997
Credit Suisse AG	4.375%	8/5/20	5,581	5,699
Credit Suisse AG	3.000%	10/29/21	29,627	29,197
2 Credit Suisse Group AG	3.574%	1/9/23	12,250	12,079
Credit Suisse Group Funding Guernsey Ltd.	2.750%	3/26/20	24,842	24,601
Credit Suisse Group Funding Guernsey Ltd.	3.125%	12/10/20	27,398	27,179
Credit Suisse Group Funding Guernsey Ltd.	3.450%	4/16/21	28,932	28,860
Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	15,130	15,126
Credit Suisse Group Funding Guernsey Ltd.	3.800%	6/9/23	16,800	16,686

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Deutsche Bank AG	2.700%	7/13/20	29,312	28,722
Deutsche Bank AG	2.950%	8/20/20	10,190	10,022
Deutsche Bank AG	3.125%	1/13/21	6,673	6,531
Deutsche Bank AG	3.150%	1/22/21	32,071	31,350
Deutsche Bank AG	3.375%	5/12/21	14,530	14,257
Deutsche Bank AG	4.250%	10/14/21	45,470	45,312
Deutsche Bank AG	3.300%	11/16/22	6,500	6,172
Deutsche Bank AG	3.950%	2/27/23	17,590	17,058
Discover Bank	7.000%	4/15/20	3,900	4,099
Discover Bank	3.100%	6/4/20	18,667	18,621
Discover Bank	3.200%	8/9/21	9,105	9,022
Discover Bank	3.350%	2/6/23	13,900	13,565
Discover Bank	4.200%	8/8/23	13,750	13,890
1 Discover Bank	4.682%	8/9/28	4,875	4,871
Discover Financial Services	5.200%	4/27/22	2,806	2,921
Discover Financial Services	3.850%	11/21/22	9,268	9,225
Fifth Third Bancorp	2.875%	7/27/20	19,229	19,128
Fifth Third Bancorp	3.500%	3/15/22	8,449	8,463
Fifth Third Bancorp	2.600%	6/15/22	8,170	7,873
Fifth Third Bank	1.625%	9/27/19	8,755	8,650
Fifth Third Bank	2.200%	10/30/20	2,927	2,866
Fifth Third Bank	2.250%	6/14/21	17,593	17,116
Fifth Third Bank	3.350%	7/26/21	7,000	7,000
Fifth Third Bank	2.875%	10/1/21	20,291	19,896
First Horizon National Corp.	3.500%	12/15/20	7,595	7,611
First Niagara Financial Group Inc.	6.750%	3/19/20	3,200	3,360
First Republic Bank	2.500%	6/6/22	12,900	12,467
Goldman Sachs Bank USA	3.200%	6/5/20	13,650	13,684
Goldman Sachs Group Inc.	2.550%	10/23/19	31,143	31,041
Goldman Sachs Group Inc.	2.300%	12/13/19	39,760	39,452
Goldman Sachs Group Inc.	5.375%	3/15/20	30,274	31,279
Goldman Sachs Group Inc.	2.600%	4/23/20	23,823	23,626
Goldman Sachs Group Inc.	6.000%	6/15/20	24,597	25,784
Goldman Sachs Group Inc.	2.750%	9/15/20	32,167	31,877
Goldman Sachs Group Inc.	2.600%	12/27/20	7,656	7,549
Goldman Sachs Group Inc.	2.875%	2/25/21	33,344	33,026
Goldman Sachs Group Inc.	2.625%	4/25/21	16,984	16,675
Goldman Sachs Group Inc.	5.250%	7/27/21	47,872	50,292
Goldman Sachs Group Inc.	2.350%	11/15/21	20,895	20,248
Goldman Sachs Group Inc.	5.750%	1/24/22	67,388	71,988
Goldman Sachs Group Inc.	3.000%	4/26/22	58,450	57,399
1 Goldman Sachs Group Inc.	2.876%	10/31/22	33,247	32,517
Goldman Sachs Group Inc.	3.625%	1/22/23	37,454	37,386
Goldman Sachs Group Inc.	3.200%	2/23/23	26,600	26,121
1 Goldman Sachs Group Inc.	2.908%	6/5/23	28,050	27,276
1 Goldman Sachs Group Inc.	2.905%	7/24/23	30,584	29,550
HSBC Bank USA NA	4.875%	8/24/20	12,601	12,937
HSBC Holdings plc	3.400%	3/8/21	48,535	48,535
HSBC Holdings plc	5.100%	4/5/21	24,613	25,627
HSBC Holdings plc	2.950%	5/25/21	37,879	37,409
HSBC Holdings plc	2.650%	1/5/22	50,435	49,039
HSBC Holdings plc	4.875%	1/14/22	7,615	7,937
HSBC Holdings plc	4.000%	3/30/22	24,995	25,397
1 HSBC Holdings plc	3.262%	3/13/23	45,912	45,157
HSBC Holdings plc	3.600%	5/25/23	29,156	28,996
1 HSBC Holdings plc	3.033%	11/22/23	4,250	4,110
1 HSBC Holdings plc	3.950%	5/18/24	38,554	38,650
HSBC USA Inc.	2.375%	11/13/19	15,370	15,272
HSBC USA Inc.	2.350%	3/5/20	27,945	27,631
HSBC USA Inc.	2.750%	8/7/20	13,497	13,396
HSBC USA Inc.	5.000%	9/27/20	8,954	9,215
Huntington Bancshares Inc.	7.000%	12/15/20	4,075	4,389
Huntington Bancshares Inc.	3.150%	3/14/21	12,171	12,116
Huntington Bancshares Inc.	2.300%	1/14/22	15,133	14,539

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Huntington National Bank	2.375%	3/10/20	8,672	8,574
Huntington National Bank	2.400%	4/1/20	11,575	11,430
Huntington National Bank	2.875%	8/20/20	4,410	4,379
Huntington National Bank	3.250%	5/14/21	15,650	15,594
Huntington National Bank	2.500%	8/7/22	2,375	2,277
Huntington National Bank	3.550%	10/6/23	4,000	3,984
ING Groep NV	3.150%	3/29/22	26,701	26,296
2 Intesa Sanpaolo SPA	3.375%	1/12/23	2,800	2,582
2 Itau Corpbanca	3.875%	9/22/19	1,650	1,658
JPMorgan Chase & Co.	2.200%	10/22/19	17,535	17,414
JPMorgan Chase & Co.	2.250%	1/23/20	56,970	56,400
JPMorgan Chase & Co.	4.950%	3/25/20	20,409	20,999
JPMorgan Chase & Co.	2.750%	6/23/20	30,648	30,486
JPMorgan Chase & Co.	4.400%	7/22/20	29,056	29,739
JPMorgan Chase & Co.	4.250%	10/15/20	43,672	44,660
JPMorgan Chase & Co.	2.550%	10/29/20	24,028	23,738
JPMorgan Chase & Co.	2.550%	3/1/21	44,521	43,806
JPMorgan Chase & Co.	4.625%	5/10/21	24,706	25,558
JPMorgan Chase & Co.	2.400%	6/7/21	22,111	21,642
JPMorgan Chase & Co.	2.295%	8/15/21	49,711	48,443
JPMorgan Chase & Co.	4.350%	8/15/21	30,610	31,496
JPMorgan Chase & Co.	4.500%	1/24/22	36,535	37,809
1 JPMorgan Chase & Co.	3.514%	6/18/22	15,300	15,346
JPMorgan Chase & Co.	3.250%	9/23/22	34,640	34,458
JPMorgan Chase & Co.	2.972%	1/15/23	23,002	22,496
JPMorgan Chase & Co.	3.200%	1/25/23	34,072	33,686
1 JPMorgan Chase & Co.	2.776%	4/25/23	17,700	17,242
JPMorgan Chase & Co.	3.375%	5/1/23	31,100	30,553
JPMorgan Chase & Co.	2.700%	5/18/23	30,473	29,437
1 JPMorgan Chase & Co.	3.559%	4/23/24	35,550	35,420
1 JPMorgan Chase & Co.	3.797%	7/23/24	20,000	20,050
JPMorgan Chase Bank NA	1.650%	9/23/19	12,123	11,973
1 JPMorgan Chase Bank NA	2.604%	2/1/21	19,700	19,552
1 JPMorgan Chase Bank NA	3.086%	4/26/21	35,750	35,705
KeyBank NA	1.600%	8/22/19	6,890	6,815
KeyBank NA	2.500%	12/15/19	10,075	10,017
KeyBank NA	2.250%	3/16/20	18,028	17,800
KeyBank NA	3.350%	6/15/21	4,500	4,508
KeyBank NA	2.500%	11/22/21	14,250	13,888
KeyBank NA	2.400%	6/9/22	5,250	5,061
KeyBank NA	2.300%	9/14/22	12,570	12,027
KeyBank NA	3.375%	3/7/23	8,250	8,207
1 KeyBank NA	3.180%	10/15/27	350	345
KeyCorp	2.900%	9/15/20	12,373	12,298
KeyCorp	5.100%	3/24/21	10,746	11,226
Lloyds Bank plc	2.700%	8/17/20	16,675	16,549
Lloyds Bank plc	6.375%	1/21/21	15,816	16,867
Lloyds Bank plc	3.300%	5/7/21	10,950	10,936
Lloyds Banking Group plc	3.100%	7/6/21	14,920	14,716
Lloyds Banking Group plc	3.000%	1/11/22	34,055	33,282
Lloyds Banking Group plc	4.050%	8/16/23	14,500	14,470
1 Lloyds Banking Group plc	2.907%	11/7/23	27,000	25,829
M&T Bank Corp.	3.550%	7/26/23	10,100	10,100
Manufacturers & Traders Trust Co.	2.100%	2/6/20	6,810	6,726
Manufacturers & Traders Trust Co.	2.050%	8/17/20	7,650	7,486
Manufacturers & Traders Trust Co.	2.625%	1/25/21	14,100	13,886
Manufacturers & Traders Trust Co.	2.500%	5/18/22	1,490	1,444
Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	18,381	18,177
Mitsubishi UFJ Financial Group Inc.	3.535%	7/26/21	10,090	10,124
Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	24,450	23,532
Mitsubishi UFJ Financial Group Inc.	2.998%	2/22/22	16,476	16,184
Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	31,360	30,374
Mitsubishi UFJ Financial Group Inc.	3.455%	3/2/23	24,400	24,238
Mitsubishi UFJ Financial Group Inc.	3.761%	7/26/23	12,900	12,988

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Mizuho Financial Group Inc.	2.273%	9/13/21	16,705	16,099
Mizuho Financial Group Inc.	2.953%	2/28/22	20,583	20,166
Mizuho Financial Group Inc.	2.601%	9/11/22	4,650	4,468
Mizuho Financial Group Inc.	3.549%	3/5/23	15,000	14,921
Morgan Stanley	5.625%	9/23/19	44,908	46,181
Morgan Stanley	5.500%	1/26/20	22,449	23,185
Morgan Stanley	2.650%	1/27/20	46,836	46,555
Morgan Stanley	2.800%	6/16/20	33,425	33,210
Morgan Stanley	5.500%	7/24/20	23,811	24,790
Morgan Stanley	5.750%	1/25/21	16,460	17,371
Morgan Stanley	2.500%	4/21/21	44,245	43,078
Morgan Stanley	5.500%	7/28/21	29,452	31,019
Morgan Stanley	2.625%	11/17/21	51,056	49,819
Morgan Stanley	2.750%	5/19/22	59,100	57,611
Morgan Stanley	4.875%	11/1/22	27,980	29,103
Morgan Stanley	3.125%	1/23/23	23,915	23,477
Morgan Stanley	3.750%	2/25/23	29,482	29,651
Morgan Stanley	4.100%	5/22/23	28,478	28,696
1 Morgan Stanley	3.737%	4/24/24	41,300	41,224
MUFG Americas Holdings Corp.	2.250%	2/10/20	17,552	17,351
MUFG Americas Holdings Corp.	3.500%	6/18/22	3,275	3,277
National Australia Bank Ltd.	2.250%	1/10/20	3,925	3,886
National Australia Bank Ltd.	2.125%	5/22/20	17,525	17,238
National Australia Bank Ltd.	2.625%	7/23/20	18,075	17,908
National Australia Bank Ltd.	2.500%	1/12/21	3,500	3,439
National Australia Bank Ltd.	2.625%	1/14/21	18,730	18,428
National Australia Bank Ltd.	1.875%	7/12/21	17,230	16,544
National Australia Bank Ltd.	3.375%	9/20/21	5,000	4,988
National Australia Bank Ltd.	2.800%	1/10/22	22,000	21,526
National Australia Bank Ltd.	2.500%	5/22/22	12,280	11,832
National Australia Bank Ltd.	3.000%	1/20/23	8,850	8,638
National Australia Bank Ltd.	2.875%	4/12/23	5,000	4,842
National Australia Bank Ltd.	3.625%	6/20/23	5,000	5,013
National Bank of Canada	2.150%	6/12/20	14,029	13,767
National Bank of Canada	2.200%	11/2/20	17,160	16,734
NatWest Markets plc	5.625%	8/24/20	100	103
Northern Trust Corp.	3.450%	11/4/20	9,925	10,013
Northern Trust Corp.	3.375%	8/23/21	6,265	6,301
Northern Trust Corp.	2.375%	8/2/22	3,963	3,834
People's United Financial Inc.	3.650%	12/6/22	4,450	4,436
PNC Bank NA	2.400%	10/18/19	11,757	11,679
PNC Bank NA	2.000%	5/19/20	13,793	13,522
PNC Bank NA	2.300%	6/1/20	10,165	10,024
PNC Bank NA	2.600%	7/21/20	4,150	4,104
PNC Bank NA	2.450%	11/5/20	27,718	27,324
PNC Bank NA	2.500%	1/22/21	16,997	16,719
PNC Bank NA	2.150%	4/29/21	17,060	16,604
PNC Bank NA	2.550%	12/9/21	8,800	8,600
PNC Bank NA	2.625%	2/17/22	18,432	18,029
PNC Bank NA	2.450%	7/28/22	1,100	1,064
PNC Bank NA	2.700%	11/1/22	8,325	8,044
PNC Bank NA	2.950%	1/30/23	9,545	9,291
PNC Bank NA	3.800%	7/25/23	23,233	23,385
PNC Financial Services Group Inc.	2.854%	11/9/22	7,386	7,208
PNC Funding Corp.	5.125%	2/8/20	17,018	17,515
PNC Funding Corp.	4.375%	8/11/20	5,470	5,604
PNC Funding Corp.	3.300%	3/8/22	21,871	21,850
RBC USA Holdco Corp.	5.250%	9/15/20	2,050	2,130
Regions Bank	2.750%	4/1/21	6,775	6,669
1 Regions Bank	3.374%	8/13/21	6,875	6,878
Regions Financial Corp.	3.200%	2/8/21	13,598	13,519
Regions Financial Corp.	2.750%	8/14/22	14,790	14,326
Regions Financial Corp.	3.800%	8/14/23	7,000	7,006
Royal Bank of Canada	2.125%	3/2/20	25,990	25,667

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Royal Bank of Canada	2.150%	3/6/20	11,654	11,509
Royal Bank of Canada	2.150%	10/26/20	17,737	17,385
Royal Bank of Canada	2.350%	10/30/20	32,140	31,626
Royal Bank of Canada	2.500%	1/19/21	22,661	22,352
Royal Bank of Canada	3.200%	4/30/21	16,839	16,857
Royal Bank of Canada	2.750%	2/1/22	9,200	9,060
Royal Bank of Scotland Group plc	6.400%	10/21/19	4,561	4,708
Royal Bank of Scotland Group plc	6.125%	12/15/22	17,000	17,822
1 Royal Bank of Scotland Group plc	3.498%	5/15/23	28,301	27,541
Royal Bank of Scotland Group plc	6.100%	6/10/23	26,005	27,217
1 Royal Bank of Scotland Group plc	4.519%	6/25/24	24,000	24,094
Santander Holdings USA Inc.	2.650%	4/17/20	21,458	21,282
Santander Holdings USA Inc.	3.700%	3/28/22	23,175	22,986
Santander Holdings USA Inc.	3.400%	1/18/23	15,083	14,607
Santander UK Group Holdings plc	2.875%	10/16/20	8,216	8,107
Santander UK Group Holdings plc	3.125%	1/8/21	24,466	24,191
Santander UK Group Holdings plc	2.875%	8/5/21	20,649	20,176
Santander UK Group Holdings plc	3.571%	1/10/23	13,649	13,344
1 Santander UK Group Holdings plc	3.373%	1/5/24	20,330	19,610
Santander UK plc	2.350%	9/10/19	14,910	14,836
Santander UK plc	2.375%	3/16/20	4,148	4,098
Santander UK plc	2.125%	11/3/20	15,950	15,567
Santander UK plc	2.500%	1/5/21	975	954
Santander UK plc	3.400%	6/1/21	21,150	21,144
Skandinaviska Enskilda Banken AB	1.500%	9/13/19	1,250	1,231
Skandinaviska Enskilda Banken AB	2.300%	3/11/20	12,920	12,743
Skandinaviska Enskilda Banken AB	2.625%	3/15/21	16,863	16,569
Skandinaviska Enskilda Banken AB	1.875%	9/13/21	23,990	22,941
Skandinaviska Enskilda Banken AB	2.800%	3/11/22	9,850	9,650
State Street Corp.	2.550%	8/18/20	23,016	22,833
State Street Corp.	4.375%	3/7/21	7,069	7,276
State Street Corp.	1.950%	5/19/21	4,157	4,030
1 State Street Corp.	2.653%	5/15/23	11,700	11,403
State Street Corp.	3.100%	5/15/23	12,400	12,208
Sumitomo Mitsui Banking Corp.	2.092%	10/18/19	18,300	18,102
Sumitomo Mitsui Banking Corp.	2.450%	1/16/20	32,991	32,666
Sumitomo Mitsui Banking Corp.	2.514%	1/17/20	20,375	20,191
Sumitomo Mitsui Banking Corp.	2.650%	7/23/20	8,640	8,533
Sumitomo Mitsui Banking Corp.	2.450%	10/20/20	4,275	4,194
Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	8,667	8,556
Sumitomo Mitsui Banking Corp.	3.000%	1/18/23	2,750	2,684
Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	9,525	9,653
Sumitomo Mitsui Financial Group Inc.	2.934%	3/9/21	21,307	21,070
Sumitomo Mitsui Financial Group Inc.	2.058%	7/14/21	17,781	17,127
Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	27,350	26,480
Sumitomo Mitsui Financial Group Inc.	2.846%	1/11/22	7,075	6,922
Sumitomo Mitsui Financial Group Inc.	2.784%	7/12/22	32,900	31,945
Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	10,550	10,218
Sumitomo Mitsui Financial Group Inc.	3.102%	1/17/23	17,250	16,901
Sumitomo Mitsui Financial Group Inc.	3.748%	7/19/23	7,500	7,538
SunTrust Bank	2.250%	1/31/20	14,425	14,270
1 SunTrust Bank	2.590%	1/29/21	10,900	10,806
SunTrust Bank	2.450%	8/1/22	8,827	8,507
1 SunTrust Bank	3.502%	8/2/22	7,900	7,900
SunTrust Bank	3.000%	2/2/23	8,797	8,626
SunTrust Bank	2.750%	5/1/23	3,600	3,488
1 SunTrust Bank	3.689%	8/2/24	8,150	8,142
SunTrust Banks Inc.	2.900%	3/3/21	11,879	11,786
SunTrust Banks Inc.	2.700%	1/27/22	14,663	14,313
Svenska Handelsbanken AB	1.500%	9/6/19	16,770	16,533
Svenska Handelsbanken AB	1.950%	9/8/20	15,111	14,737
Svenska Handelsbanken AB	2.400%	10/1/20	16,566	16,259
Svenska Handelsbanken AB	2.450%	3/30/21	14,799	14,484
Svenska Handelsbanken AB	3.350%	5/24/21	20,250	20,249

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Svenska Handelsbanken AB	1.875%	9/7/21	14,575	13,957
Synchrony Bank	3.650%	5/24/21	8,500	8,443
Synchrony Bank	3.000%	6/15/22	17,490	16,829
Synchrony Financial	2.700%	2/3/20	11,947	11,832
Synchrony Financial	3.750%	8/15/21	14,043	13,969
Synovus Financial Corp.	3.125%	11/1/22	4,025	3,860
Toronto-Dominion Bank	2.250%	11/5/19	24,257	24,087
Toronto-Dominion Bank	3.000%	6/11/20	5,650	5,651
Toronto-Dominion Bank	1.850%	9/11/20	1,800	1,758
Toronto-Dominion Bank	2.500%	12/14/20	49,419	48,757
Toronto-Dominion Bank	2.550%	1/25/21	7,885	7,777
Toronto-Dominion Bank	2.125%	4/7/21	23,273	22,662
Toronto-Dominion Bank	3.250%	6/11/21	7,947	7,966
Toronto-Dominion Bank	1.800%	7/13/21	35,581	34,251
Toronto-Dominion Bank	3.500%	7/19/23	25,000	25,122
UBS AG	2.350%	3/26/20	21,135	20,816
UBS AG	4.875%	8/4/20	8,963	9,225
US Bancorp	2.350%	1/29/21	16,430	16,136
US Bancorp	4.125%	5/24/21	13,243	13,573
US Bancorp	2.625%	1/24/22	19,063	18,690
US Bancorp	3.000%	3/15/22	14,547	14,369
US Bancorp	2.950%	7/15/22	17,737	17,419
US Bank NA	2.125%	10/28/19	20,800	20,618
US Bank NA	2.350%	1/23/20	11,600	11,511
US Bank NA	2.000%	1/24/20	16,750	16,543
US Bank NA	3.050%	7/24/20	11,450	11,451
US Bank NA	2.050%	10/23/20	19,015	18,608
US Bank NA	3.150%	4/26/21	2,328	2,329
1 US Bank NA	3.104%	5/21/21	11,000	10,990
US Bank NA	2.850%	1/23/23	11,600	11,374
US Bank NA	3.400%	7/24/23	11,000	10,975
Wells Fargo & Co.	2.150%	1/30/20	19,843	19,628
Wells Fargo & Co.	2.600%	7/22/20	36,975	36,597
Wells Fargo & Co.	2.550%	12/7/20	38,784	38,278
Wells Fargo & Co.	3.000%	1/22/21	15,866	15,794
Wells Fargo & Co.	2.500%	3/4/21	33,943	33,281
Wells Fargo & Co.	4.600%	4/1/21	30,297	31,283
Wells Fargo & Co.	2.100%	7/26/21	44,276	42,798
Wells Fargo & Co.	3.500%	3/8/22	31,124	31,227
Wells Fargo & Co.	2.625%	7/22/22	47,250	45,762
Wells Fargo & Co.	3.069%	1/24/23	55,857	54,707
Wells Fargo & Co.	3.450%	2/13/23	27,450	27,006
Wells Fargo & Co.	4.125%	8/15/23	21,838	22,185
Wells Fargo Bank NA	2.150%	12/6/19	31,406	31,075
Wells Fargo Bank NA	2.400%	1/15/20	22,200	22,046
Wells Fargo Bank NA	2.600%	1/15/21	39,181	38,597
1 Wells Fargo Bank NA	3.325%	7/23/21	26,175	26,228
Wells Fargo Bank NA	3.550%	8/14/23	28,000	28,025
Westpac Banking Corp.	4.875%	11/19/19	24,947	25,519
Westpac Banking Corp.	2.150%	3/6/20	22,188	21,902
Westpac Banking Corp.	3.050%	5/15/20	8,825	8,808
Westpac Banking Corp.	2.300%	5/26/20	17,321	17,109
Westpac Banking Corp.	2.600%	11/23/20	16,274	16,072
Westpac Banking Corp.	2.650%	1/25/21	7,695	7,579
Westpac Banking Corp.	2.100%	5/13/21	25,907	25,100
Westpac Banking Corp.	2.000%	8/19/21	22,375	21,568
Westpac Banking Corp.	2.800%	1/11/22	16,250	15,920
Westpac Banking Corp.	2.500%	6/28/22	19,400	18,715
Westpac Banking Corp.	2.750%	1/11/23	8,800	8,523
Westpac Banking Corp.	3.650%	5/15/23	12,400	12,471
ZB NA	3.500%	8/27/21	8,500	8,493
Brokerage (0.8%)
Ameriprise Financial Inc.	5.300%	3/15/20	10,490	10,830

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
BGC Partners Inc.	5.375%	12/9/19	2,050	2,095
BGC Partners Inc.	5.125%	5/27/21	2,250	2,309
2 BGC Partners Inc.	5.375%	7/24/23	4,925	4,932
BlackRock Inc.	5.000%	12/10/19	21,921	22,464
BlackRock Inc.	4.250%	5/24/21	9,411	9,683
BlackRock Inc.	3.375%	6/1/22	5,775	5,796
Charles Schwab Corp.	4.450%	7/22/20	6,468	6,633
Charles Schwab Corp.	3.250%	5/21/21	9,400	9,419
Charles Schwab Corp.	3.225%	9/1/22	1,500	1,495
Charles Schwab Corp.	2.650%	1/25/23	10,405	10,114
CME Group Inc.	3.000%	9/15/22	5,050	4,999
E*TRADE Financial Corp.	2.950%	8/24/22	10,050	9,727
Eaton Vance Corp.	3.625%	6/15/23	4,350	4,328
Franklin Resources Inc.	2.800%	9/15/22	3,200	3,126
Intercontinental Exchange Inc.	2.750%	12/1/20	16,036	15,914
Intercontinental Exchange Inc.	2.350%	9/15/22	2,205	2,124
Invesco Finance plc	3.125%	11/30/22	9,007	8,893
Jefferies Group LLC	6.875%	4/15/21	10,443	11,261
Jefferies Group LLC	5.125%	1/20/23	9,571	9,976
Lazard Group LLC	4.250%	11/14/20	7,780	7,923
Nasdaq Inc.	5.550%	1/15/20	9,612	9,921
Nomura Holdings Inc.	6.700%	3/4/20	16,300	17,094
Stifel Financial Corp.	3.500%	12/1/20	4,575	4,549
TD Ameritrade Holding Corp.	5.600%	12/1/19	6,072	6,264
TD Ameritrade Holding Corp.	2.950%	4/1/22	15,495	15,278
Finance Companies (1.3%)
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	4.250%	7/1/20	8,310	8,414
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	4.625%	10/30/20	14,372	14,695
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	4.500%	5/15/21	15,686	15,941
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	5.000%	10/1/21	13,987	14,459
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	3.950%	2/1/22	14,833	14,833
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	3.500%	5/26/22	6,865	6,754
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	4.625%	7/1/22	7,914	8,092
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	3.300%	1/23/23	3,845	3,720
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	4.125%	7/3/23	6,325	6,309
Air Lease Corp.	2.125%	1/15/20	6,550	6,444
Air Lease Corp.	4.750%	3/1/20	6,019	6,137
Air Lease Corp.	2.500%	3/1/21	4,750	4,631
Air Lease Corp.	3.875%	4/1/21	7,861	7,910
Air Lease Corp.	3.375%	6/1/21	14,555	14,462
Air Lease Corp.	3.750%	2/1/22	4,745	4,754
Air Lease Corp.	2.625%	7/1/22	9,580	9,217
Air Lease Corp.	2.750%	1/15/23	7,415	7,052
Air Lease Corp.	3.875%	7/3/23	7,400	7,360
Aircastle Ltd.	6.250%	12/1/19	1,152	1,189
Aircastle Ltd.	5.125%	3/15/21	3,500	3,605
Aircastle Ltd.	5.500%	2/15/22	5,000	5,231
Aircastle Ltd.	5.000%	4/1/23	6,675	6,917
Ares Capital Corp.	3.875%	1/15/20	7,485	7,512
Ares Capital Corp.	3.625%	1/19/22	10,625	10,415
Ares Capital Corp.	3.500%	2/10/23	9,875	9,498
FS Investment Corp.	4.250%	1/15/20	3,665	3,675
FS Investment Corp.	4.750%	5/15/22	475	470
GATX Corp.	2.600%	3/30/20	5,310	5,253

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
GATX Corp.	4.850%	6/1/21	3,925	4,057
GATX Corp.	3.900%	3/30/23	1,775	1,774
GE Capital International Funding Co. Unlimited Co.	2.342%	11/15/20	79,990	78,291
International Lease Finance Corp.	8.250%	12/15/20	21,049	23,095
International Lease Finance Corp.	4.625%	4/15/21	5,921	6,054
International Lease Finance Corp.	8.625%	1/15/22	7,490	8,585
International Lease Finance Corp.	5.875%	8/15/22	10,744	11,456
Prospect Capital Corp.	5.875%	3/15/23	1,725	1,760
Insurance (3.4%)
AEGON Funding Co. LLC	5.750%	12/15/20	6,851	7,167
Aetna Inc.	4.125%	6/1/21	5,374	5,465
Aetna Inc.	2.750%	11/15/22	8,711	8,413
Aetna Inc.	2.800%	6/15/23	19,754	19,001
Aflac Inc.	2.400%	3/16/20	7,216	7,153
Aflac Inc.	4.000%	2/15/22	5,525	5,640
Aflac Inc.	3.625%	6/15/23	1,805	1,817
Alleghany Corp.	5.625%	9/15/20	1,400	1,461
Alleghany Corp.	4.950%	6/27/22	7,000	7,337
Allstate Corp.	3.150%	6/15/23	3,420	3,383
1 Allstate Corp.	5.750%	8/15/53	10,705	11,240
Alterra Finance LLC	6.250%	9/30/20	5,940	6,266
American International Group Inc.	3.375%	8/15/20	6,280	6,295
American International Group Inc.	6.400%	12/15/20	12,672	13,511
American International Group Inc.	3.300%	3/1/21	17,029	17,006
American International Group Inc.	4.875%	6/1/22	22,278	23,297
Anthem Inc.	4.350%	8/15/20	9,290	9,463
Anthem Inc.	2.500%	11/21/20	14,721	14,499
Anthem Inc.	3.700%	8/15/21	8,555	8,575
Anthem Inc.	3.125%	5/15/22	14,120	13,867
Anthem Inc.	2.950%	12/1/22	14,275	13,920
Anthem Inc.	3.300%	1/15/23	9,275	9,143
Aon Corp.	5.000%	9/30/20	8,956	9,245
Aon plc	2.800%	3/15/21	5,707	5,601
Assurant Inc.	4.000%	3/15/23	6,145	6,209
2 AXA Equitable Holdings Inc.	3.900%	4/20/23	15,325	15,275
AXIS Specialty Finance LLC	5.875%	6/1/20	8,842	9,206
Berkshire Hathaway Finance Corp.	2.900%	10/15/20	6,986	6,994
Berkshire Hathaway Finance Corp.	4.250%	1/15/21	10,127	10,414
Berkshire Hathaway Finance Corp.	3.000%	5/15/22	3,495	3,489
Berkshire Hathaway Inc.	2.200%	3/15/21	14,477	14,204
Berkshire Hathaway Inc.	3.750%	8/15/21	6,482	6,622
Berkshire Hathaway Inc.	3.400%	1/31/22	5,534	5,580
Berkshire Hathaway Inc.	3.000%	2/11/23	8,281	8,255
Berkshire Hathaway Inc.	2.750%	3/15/23	35,931	35,274
Chubb INA Holdings Inc.	2.300%	11/3/20	24,624	24,129
Chubb INA Holdings Inc.	2.875%	11/3/22	8,350	8,183
Chubb INA Holdings Inc.	2.700%	3/13/23	8,282	8,029
Cigna Corp.	5.125%	6/15/20	3,780	3,903
Cigna Corp.	4.375%	12/15/20	1,750	1,780
Cigna Corp.	4.500%	3/15/21	3,074	3,153
Cigna Corp.	4.000%	2/15/22	10,290	10,427
CNA Financial Corp.	5.875%	8/15/20	9,838	10,304
CNA Financial Corp.	5.750%	8/15/21	4,900	5,193
Coventry Health Care Inc.	5.450%	6/15/21	10,729	11,266
Enstar Group Ltd.	4.500%	3/10/22	4,100	4,126
Fidelity National Financial Inc.	5.500%	9/1/22	3,550	3,777
Hartford Financial Services Group Inc.	5.500%	3/30/20	8,929	9,219
Hartford Financial Services Group Inc.	5.125%	4/15/22	13,644	14,372
Humana Inc.	2.625%	10/1/19	5,995	5,961
Humana Inc.	2.500%	12/15/20	1,900	1,862
Humana Inc.	3.150%	12/1/22	9,641	9,465
Humana Inc.	2.900%	12/15/22	7,436	7,216
Lincoln National Corp.	6.250%	2/15/20	3,675	3,826

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Lincoln National Corp.	4.850%	6/24/21	3,625	3,751
Lincoln National Corp.	4.200%	3/15/22	3,737	3,820
Loews Corp.	2.625%	5/15/23	8,333	8,007
Manulife Financial Corp.	4.900%	9/17/20	7,301	7,530
Markel Corp.	4.900%	7/1/22	4,955	5,126
Marsh & McLennan Cos. Inc.	2.350%	9/10/19	5,910	5,878
Marsh & McLennan Cos. Inc.	2.350%	3/6/20	6,543	6,461
Marsh & McLennan Cos. Inc.	4.800%	7/15/21	8,171	8,463
Marsh & McLennan Cos. Inc.	2.750%	1/30/22	12,235	11,917
Marsh & McLennan Cos. Inc.	3.300%	3/14/23	4,000	3,957
MetLife Inc.	4.750%	2/8/21	16,056	16,583
MetLife Inc.	3.048%	12/15/22	2,850	2,813
PartnerRe Finance B LLC	5.500%	6/1/20	6,710	6,930
Primerica Inc.	4.750%	7/15/22	4,944	5,128
Principal Financial Group Inc.	3.300%	9/15/22	5,785	5,723
Principal Financial Group Inc.	3.125%	5/15/23	3,917	3,836
1 Principal Financial Group Inc.	4.700%	5/15/55	3,800	3,819
Progressive Corp.	3.750%	8/23/21	7,978	8,064
Protective Life Corp.	7.375%	10/15/19	5,425	5,663
Prudential Financial Inc.	5.375%	6/21/20	8,769	9,098
Prudential Financial Inc.	4.500%	11/15/20	6,400	6,583
Prudential Financial Inc.	4.500%	11/16/21	6,565	6,790
1 Prudential Financial Inc.	5.875%	9/15/42	11,500	12,239
1 Prudential Financial Inc.	5.625%	6/15/43	27,206	28,498
Reinsurance Group of America Inc.	6.450%	11/15/19	6,911	7,163
Reinsurance Group of America Inc.	5.000%	6/1/21	7,385	7,678
Torchmark Corp.	3.800%	9/15/22	3,080	3,089
Travelers Cos. Inc.	3.900%	11/1/20	4,265	4,339
Trinity Acquisition plc	3.500%	9/15/21	5,454	5,390
UnitedHealth Group Inc.	2.300%	12/15/19	9,043	8,982
UnitedHealth Group Inc.	2.700%	7/15/20	28,781	28,641
UnitedHealth Group Inc.	1.950%	10/15/20	17,518	17,178
UnitedHealth Group Inc.	3.875%	10/15/20	7,329	7,444
UnitedHealth Group Inc.	4.700%	2/15/21	5,692	5,888
UnitedHealth Group Inc.	2.125%	3/15/21	13,682	13,367
UnitedHealth Group Inc.	3.150%	6/15/21	8,360	8,371
UnitedHealth Group Inc.	3.375%	11/15/21	7,700	7,746
UnitedHealth Group Inc.	2.875%	12/15/21	18,700	18,543
UnitedHealth Group Inc.	2.875%	3/15/22	9,838	9,733
UnitedHealth Group Inc.	3.350%	7/15/22	5,646	5,681
UnitedHealth Group Inc.	2.375%	10/15/22	11,525	11,111
UnitedHealth Group Inc.	2.750%	2/15/23	4,250	4,149
UnitedHealth Group Inc.	2.875%	3/15/23	7,391	7,258
UnitedHealth Group Inc.	3.500%	6/15/23	3,110	3,128
Unum Group	5.625%	9/15/20	2,458	2,553
Unum Group	3.000%	5/15/21	4,650	4,591
Willis Towers Watson plc	5.750%	3/15/21	4,175	4,377
WR Berkley Corp.	7.375%	9/15/19	1,282	1,332
WR Berkley Corp.	5.375%	9/15/20	3,175	3,282
WR Berkley Corp.	4.625%	3/15/22	6,441	6,654
XLIT Ltd.	5.750%	10/1/21	4,635	4,929
Other Finance (0.0%)
ORIX Corp.	2.900%	7/18/22	10,200	9,895

Real Estate Investment Trusts (2.2%)
Alexandria Real Estate Equities Inc.	2.750%	1/15/20	5,052	5,014
Alexandria Real Estate Equities Inc.	4.600%	4/1/22	9,286	9,583
Alexandria Real Estate Equities Inc.	3.900%	6/15/23	5,770	5,818
American Campus Communities Operating Partnership
LP	3.350%	10/1/20	5,520	5,508
American Campus Communities Operating Partnership
LP	3.750%	4/15/23	5,350	5,322
AvalonBay Communities Inc.	6.100%	3/15/20	750	778

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AvalonBay Communities Inc.	3.625%	10/1/20	6,505	6,554
AvalonBay Communities Inc.	2.950%	9/15/22	5,300	5,198
Boston Properties LP	5.875%	10/15/19	8,177	8,381
Boston Properties LP	5.625%	11/15/20	8,725	9,120
Boston Properties LP	4.125%	5/15/21	9,885	10,096
Boston Properties LP	3.850%	2/1/23	15,551	15,697
Brandywine Operating Partnership LP	3.950%	2/15/23	4,740	4,725
Brixmor Operating Partnership LP	3.875%	8/15/22	5,872	5,861
Camden Property Trust	4.625%	6/15/21	1,100	1,135
Camden Property Trust	2.950%	12/15/22	5,971	5,819
Corporate Office Properties LP	3.700%	6/15/21	4,020	3,991
Corporate Office Properties LP	3.600%	5/15/23	5,184	5,051
DDR Corp.	4.625%	7/15/22	9,721	9,986
Digital Realty Trust LP	5.875%	2/1/20	6,100	6,276
Digital Realty Trust LP	3.400%	10/1/20	7,265	7,275
Digital Realty Trust LP	5.250%	3/15/21	11,779	12,236
Digital Realty Trust LP	3.950%	7/1/22	2,885	2,917
Digital Realty Trust LP	3.625%	10/1/22	8,166	8,141
Digital Realty Trust LP	2.750%	2/1/23	4,122	3,960
Duke Realty LP	3.875%	2/15/21	3,050	3,084
Duke Realty LP	4.375%	6/15/22	650	667
Duke Realty LP	3.875%	10/15/22	4,144	4,194
Duke Realty LP	3.625%	4/15/23	2,500	2,489
EPR Properties	5.750%	8/15/22	5,145	5,419
ERP Operating LP	4.750%	7/15/20	4,825	4,946
ERP Operating LP	4.625%	12/15/21	13,546	14,039
ERP Operating LP	3.000%	4/15/23	5,290	5,181
Essex Portfolio LP	5.200%	3/15/21	2,700	2,798
Essex Portfolio LP	3.625%	8/15/22	1,750	1,743
Essex Portfolio LP	3.375%	1/15/23	2,000	1,951
Essex Portfolio LP	3.250%	5/1/23	4,220	4,119
Government Properties Income Trust	4.000%	7/15/22	6,500	6,448
HCP Inc.	2.625%	2/1/20	16,958	16,833
HCP Inc.	3.150%	8/1/22	3,944	3,849
HCP Inc.	4.000%	12/1/22	11,927	11,983
Healthcare Trust of America Holdings LP	3.375%	7/15/21	4,587	4,568
Healthcare Trust of America Holdings LP	2.950%	7/1/22	5,128	4,959
Healthcare Trust of America Holdings LP	3.700%	4/15/23	2,100	2,072
Highwoods Realty LP	3.200%	6/15/21	3,041	3,004
Highwoods Realty LP	3.625%	1/15/23	1,360	1,332
Hospitality Properties Trust	4.250%	2/15/21	4,600	4,652
Hospitality Properties Trust	5.000%	8/15/22	3,651	3,763
Hospitality Properties Trust	4.500%	6/15/23	6,495	6,557
Host Hotels & Resorts LP	6.000%	10/1/21	5,322	5,620
Host Hotels & Resorts LP	5.250%	3/15/22	2,064	2,151
Host Hotels & Resorts LP	4.750%	3/1/23	7,207	7,392
Kimco Realty Corp.	3.200%	5/1/21	6,135	6,082
Kimco Realty Corp.	3.400%	11/1/22	4,735	4,674
Kimco Realty Corp.	3.125%	6/1/23	3,673	3,556
Liberty Property LP	4.750%	10/1/20	8,460	8,662
Liberty Property LP	4.125%	6/15/22	3,000	3,059
Liberty Property LP	3.375%	6/15/23	2,900	2,848
National Retail Properties Inc.	5.500%	7/15/21	300	314
National Retail Properties Inc.	3.800%	10/15/22	4,952	4,969
National Retail Properties Inc.	3.300%	4/15/23	9,125	8,950
Piedmont Operating Partnership LP	3.400%	6/1/23	4,000	3,868
ProLogis LP	4.250%	8/15/23	10,137	10,486
Public Storage	2.370%	9/15/22	6,698	6,453
Realty Income Corp.	3.250%	10/15/22	17,410	17,253
Realty Income Corp.	4.650%	8/1/23	10,755	11,206
Regency Centers Corp.	3.750%	11/15/22	4,105	4,104
Regency Centers LP	4.800%	4/15/21	2,750	2,829
Select Income REIT	3.600%	2/1/20	1,600	1,592
Select Income REIT	4.150%	2/1/22	5,190	5,169

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Simon Property Group LP	2.500%	9/1/20	8,298	8,205
Simon Property Group LP	4.375%	3/1/21	9,064	9,302
Simon Property Group LP	2.500%	7/15/21	6,792	6,657
Simon Property Group LP	4.125%	12/1/21	7,880	8,078
Simon Property Group LP	2.350%	1/30/22	7,725	7,491
Simon Property Group LP	3.375%	3/15/22	6,484	6,490
Simon Property Group LP	2.625%	6/15/22	4,925	4,800
Simon Property Group LP	2.750%	2/1/23	10,159	9,888
Simon Property Group LP	2.750%	6/1/23	6,660	6,461
SL Green Operating Partnership LP	3.250%	10/15/22	4,200	4,099
SL Green Realty Corp.	7.750%	3/15/20	2,500	2,654
SL Green Realty Corp.	4.500%	12/1/22	5,775	5,880
UDR Inc.	3.700%	10/1/20	8,875	8,920
UDR Inc.	4.625%	1/10/22	975	1,000
Ventas Realty LP	3.100%	1/15/23	4,065	3,962
Ventas Realty LP	3.125%	6/15/23	5,470	5,311
Ventas Realty LP / Ventas Capital Corp.	2.700%	4/1/20	8,378	8,316
Ventas Realty LP / Ventas Capital Corp.	4.250%	3/1/22	8,304	8,478
Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	8,550	8,417
VEREIT Operating Partnership LP	4.125%	6/1/21	10,055	10,181
Vornado Realty LP	5.000%	1/15/22	4,350	4,522
Washington REIT	4.950%	10/1/20	2,150	2,194
Washington REIT	3.950%	10/15/22	2,300	2,311
Weingarten Realty Investors	3.500%	4/15/23	3,170	3,131
Welltower Inc.	6.125%	4/15/20	5,615	5,861
Welltower Inc.	4.950%	1/15/21	6,986	7,188
Welltower Inc.	5.250%	1/15/22	7,151	7,487
Welltower Inc.	3.750%	3/15/23	6,300	6,283
Welltower Inc.	3.950%	9/1/23	6,525	6,570
				11,112,020
Industrial (53.2%)
Basic Industry (2.3%)
Air Products & Chemicals Inc.	3.000%	11/3/21	2,150	2,137
Air Products & Chemicals Inc.	2.750%	2/3/23	5,099	4,981
Airgas Inc.	2.375%	2/15/20	2,200	2,178
ArcelorMittal	5.125%	6/1/20	4,500	4,619
ArcelorMittal	5.250%	8/5/20	4,300	4,424
ArcelorMittal	5.500%	3/1/21	10,916	11,312
ArcelorMittal	6.250%	2/25/22	9,000	9,675
Barrick Gold Corp.	3.850%	4/1/22	1,735	1,756
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	550	551
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	17,370	17,171
Cabot Corp.	3.700%	7/15/22	5,145	5,131
Celanese US Holdings LLC	5.875%	6/15/21	5,682	6,002
Celanese US Holdings LLC	4.625%	11/15/22	6,373	6,539
Celulosa Arauco y Constitucion SA	7.250%	7/29/19	3,580	3,704
Celulosa Arauco y Constitucion SA	5.000%	1/21/21	2,625	2,691
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	2,625	2,676
Domtar Corp.	4.400%	4/1/22	2,205	2,240
Dow Chemical Co.	4.250%	11/15/20	23,005	23,471
Dow Chemical Co.	4.125%	11/15/21	8,117	8,281
Dow Chemical Co.	3.000%	11/15/22	22,789	22,298
Eastman Chemical Co.	2.700%	1/15/20	15,916	15,837
Eastman Chemical Co.	4.500%	1/15/21	51	52
Eastman Chemical Co.	3.600%	8/15/22	7,800	7,807
Ecolab Inc.	2.250%	1/12/20	4,795	4,742
Ecolab Inc.	4.350%	12/8/21	15,106	15,615
Ecolab Inc.	2.375%	8/10/22	7,000	6,751
Ecolab Inc.	3.250%	1/14/23	2,655	2,647
EI du Pont de Nemours & Co.	4.625%	1/15/20	14,272	14,595
EI du Pont de Nemours & Co.	2.200%	5/1/20	22,188	21,912
EI du Pont de Nemours & Co.	3.625%	1/15/21	8,525	8,622
EI du Pont de Nemours & Co.	4.250%	4/1/21	6,295	6,460

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
EI du Pont de Nemours & Co.	2.800%	2/15/23	17,245	16,831
FMC Corp.	5.200%	12/15/19	3,350	3,428
FMC Corp.	3.950%	2/1/22	1,775	1,785
Goldcorp Inc.	3.625%	6/9/21	10,700	10,687
Goldcorp Inc.	3.700%	3/15/23	13,039	12,949
International Flavors & Fragrances Inc.	3.200%	5/1/23	1,075	1,048
International Paper Co.	7.500%	8/15/21	4,380	4,867
International Paper Co.	4.750%	2/15/22	16,075	16,692
Kinross Gold Corp.	5.125%	9/1/21	8,700	8,950
LYB International Finance BV	4.000%	7/15/23	10,995	11,045
LyondellBasell Industries NV	6.000%	11/15/21	14,693	15,688
Methanex Corp.	3.250%	12/15/19	3,450	3,436
Mosaic Co.	3.750%	11/15/21	3,820	3,830
Mosaic Co.	3.250%	11/15/22	9,055	8,882
Newmont Mining Corp.	5.125%	10/1/19	7,336	7,473
Newmont Mining Corp.	3.500%	3/15/22	15,711	15,589
Nucor Corp.	4.000%	8/1/23	8,000	8,165
Nutrien Ltd.	4.875%	3/30/20	5,325	5,438
Nutrien Ltd.	3.150%	10/1/22	12,378	12,078
Nutrien Ltd.	3.500%	6/1/23	6,989	6,864
Packaging Corp. of America	2.450%	12/15/20	9,505	9,345
Packaging Corp. of America	3.900%	6/15/22	5,366	5,430
PPG Industries Inc.	2.300%	11/15/19	7,780	7,714
PPG Industries Inc.	3.600%	11/15/20	4,075	4,112
PPG Industries Inc.	3.200%	3/15/23	2,190	2,173
Praxair Inc.	2.250%	9/24/20	4,000	3,946
Praxair Inc.	4.050%	3/15/21	5,075	5,189
Praxair Inc.	3.000%	9/1/21	6,507	6,509
Praxair Inc.	2.450%	2/15/22	2,775	2,708
Praxair Inc.	2.200%	8/15/22	9,035	8,704
Praxair Inc.	2.700%	2/21/23	7,500	7,328
Rayonier Inc.	3.750%	4/1/22	3,400	3,381
Reliance Steel & Aluminum Co.	4.500%	4/15/23	1,065	1,084
RPM International Inc.	6.125%	10/15/19	5,905	6,084
RPM International Inc.	3.450%	11/15/22	5,883	5,834
Sherwin-Williams Co.	2.250%	5/15/20	27,190	26,818
Sherwin-Williams Co.	4.200%	1/15/22	3,990	4,063
Sherwin-Williams Co.	2.750%	6/1/22	14,257	13,862
Southern Copper Corp.	5.375%	4/16/20	5,100	5,279
Southern Copper Corp.	3.500%	11/8/22	5,105	5,033
Vale Overseas Ltd.	5.875%	6/10/21	7,253	7,616
Vale Overseas Ltd.	4.375%	1/11/22	24,951	25,076
WestRock MWV LLC	7.375%	9/1/19	950	986
WestRock RKT Co.	3.500%	3/1/20	2,970	2,975
WestRock RKT Co.	4.900%	3/1/22	2,506	2,611
WestRock RKT Co.	4.000%	3/1/23	12,505	12,671
Weyerhaeuser Co.	7.375%	10/1/19	6,815	7,116
Weyerhaeuser Co.	4.700%	3/15/21	5,675	5,845
Weyerhaeuser Co.	3.250%	3/15/23	1,470	1,436
Capital Goods (5.4%)
3M Co.	2.000%	8/7/20	7,675	7,536
3M Co.	1.625%	9/19/21	8,500	8,149
3M Co.	2.000%	6/26/22	6,488	6,250
3M Co.	2.250%	3/15/23	9,355	9,017
ABB Finance USA Inc.	2.800%	4/3/20	1,190	1,187
ABB Finance USA Inc.	2.875%	5/8/22	15,495	15,233
ABB Finance USA Inc.	3.375%	4/3/23	3,803	3,796
Acuity Brands Lighting Inc.	6.000%	12/15/19	3,534	3,655
Bemis Co. Inc.	4.500%	10/15/21	2,120	2,171
Boeing Capital Corp.	4.700%	10/27/19	6,464	6,598
Boeing Co.	4.875%	2/15/20	13,810	14,244
Boeing Co.	1.650%	10/30/20	6,370	6,212
Boeing Co.	8.750%	8/15/21	1,900	2,189

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Boeing Co.	2.350%	10/30/21	7,475	7,345
Boeing Co.	2.125%	3/1/22	4,250	4,121
Boeing Co.	2.800%	3/1/23	4,270	4,223
Boeing Co.	1.875%	6/15/23	4,650	4,376
Carlisle Cos. Inc.	3.750%	11/15/22	3,775	3,768
Caterpillar Financial Services Corp.	2.000%	11/29/19	11,505	11,380
Caterpillar Financial Services Corp.	2.250%	12/1/19	5,267	5,218
Caterpillar Financial Services Corp.	2.100%	1/10/20	9,497	9,389
Caterpillar Financial Services Corp.	2.000%	3/5/20	9,629	9,487
Caterpillar Financial Services Corp.	2.950%	5/15/20	9,522	9,528
Caterpillar Financial Services Corp.	1.850%	9/4/20	7,175	7,000
Caterpillar Financial Services Corp.	2.500%	11/13/20	4,950	4,887
Caterpillar Financial Services Corp.	2.900%	3/15/21	1,350	1,343
Caterpillar Financial Services Corp.	1.700%	8/9/21	20,444	19,704
Caterpillar Financial Services Corp.	2.750%	8/20/21	2,000	1,983
Caterpillar Financial Services Corp.	1.931%	10/1/21	8,804	8,467
Caterpillar Financial Services Corp.	2.850%	6/1/22	6,259	6,194
Caterpillar Financial Services Corp.	2.400%	6/6/22	4,575	4,447
Caterpillar Financial Services Corp.	2.550%	11/29/22	10,090	9,814
Caterpillar Financial Services Corp.	2.625%	3/1/23	4,784	4,628
Caterpillar Financial Services Corp.	3.450%	5/15/23	9,100	9,156
Caterpillar Inc.	3.900%	5/27/21	13,607	13,947
Caterpillar Inc.	2.600%	6/26/22	7,412	7,262
CNH Industrial Capital LLC	4.375%	11/6/20	8,630	8,727
CNH Industrial Capital LLC	4.875%	4/1/21	5,865	5,990
CNH Industrial Capital LLC	3.875%	10/15/21	8,139	8,098
CNH Industrial Capital LLC	4.375%	4/5/22	8,010	8,090
CNH Industrial NV	4.500%	8/15/23	5,695	5,816
CRH America Inc.	5.750%	1/15/21	7,859	8,238
Deere & Co.	4.375%	10/16/19	8,872	9,018
Deere & Co.	2.600%	6/8/22	24,167	23,702
Dover Corp.	4.300%	3/1/21	5,150	5,280
Eaton Corp.	2.750%	11/2/22	23,678	23,043
Embraer SA	5.150%	6/15/22	7,743	7,933
Emerson Electric Co.	4.875%	10/15/19	4,441	4,534
Emerson Electric Co.	4.250%	11/15/20	5,150	5,266
Emerson Electric Co.	2.625%	12/1/21	8,610	8,482
Emerson Electric Co.	2.625%	2/15/23	6,800	6,618
FLIR Systems Inc.	3.125%	6/15/21	5,418	5,356
Flowserve Corp.	3.500%	9/15/22	7,130	7,002
Fortive Corp.	2.350%	6/15/21	10,100	9,784
Fortune Brands Home & Security Inc.	3.000%	6/15/20	4,990	4,953
General Dynamics Corp.	2.875%	5/11/20	24,420	24,408
General Dynamics Corp.	3.000%	5/11/21	32,546	32,470
General Dynamics Corp.	3.875%	7/15/21	7,553	7,695
General Dynamics Corp.	2.250%	11/15/22	13,257	12,737
General Dynamics Corp.	3.375%	5/15/23	17,835	17,957
General Dynamics Corp.	1.875%	8/15/23	3,615	3,384
General Electric Co.	2.100%	12/11/19	4,866	4,818
General Electric Co.	5.500%	1/8/20	17,908	18,448
General Electric Co.	2.200%	1/9/20	16,426	16,228
General Electric Co.	5.550%	5/4/20	7,186	7,449
General Electric Co.	4.375%	9/16/20	18,947	19,380
General Electric Co.	4.625%	1/7/21	10,360	10,683
General Electric Co.	5.300%	2/11/21	18,497	19,337
General Electric Co.	4.650%	10/17/21	15,232	15,845
General Electric Co.	3.150%	9/7/22	14,657	14,528
General Electric Co.	2.700%	10/9/22	43,463	42,233
General Electric Co.	3.100%	1/9/23	21,991	21,711
Harris Corp.	2.700%	4/27/20	4,950	4,906
Honeywell International Inc.	1.400%	10/30/19	8,175	8,050
Honeywell International Inc.	1.800%	10/30/19	10,780	10,664
Honeywell International Inc.	4.250%	3/1/21	14,414	14,829
Honeywell International Inc.	1.850%	11/1/21	22,337	21,471

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Hubbell Inc.	3.625%	11/15/22	5,500	5,504
IDEX Corp.	4.200%	12/15/21	3,175	3,222
Illinois Tool Works Inc.	3.375%	9/15/21	4,002	4,028
Ingersoll-Rand Global Holding Co. Ltd.	2.900%	2/21/21	5,156	5,108
Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	8,652	8,917
Ingersoll-Rand Luxembourg Finance SA	2.625%	5/1/20	4,155	4,098
John Deere Capital Corp.	2.300%	9/16/19	3,299	3,283
John Deere Capital Corp.	1.250%	10/9/19	8,284	8,137
John Deere Capital Corp.	1.700%	1/15/20	7,551	7,437
John Deere Capital Corp.	2.050%	3/10/20	7,496	7,401
John Deere Capital Corp.	2.200%	3/13/20	2,500	2,469
John Deere Capital Corp.	1.950%	6/22/20	11,265	11,067
John Deere Capital Corp.	2.375%	7/14/20	6,565	6,482
John Deere Capital Corp.	2.450%	9/11/20	4,100	4,053
John Deere Capital Corp.	2.350%	1/8/21	10,400	10,246
John Deere Capital Corp.	2.550%	1/8/21	5,400	5,337
John Deere Capital Corp.	2.800%	3/4/21	3,723	3,695
John Deere Capital Corp.	2.875%	3/12/21	1,750	1,741
John Deere Capital Corp.	3.900%	7/12/21	7,398	7,543
John Deere Capital Corp.	3.150%	10/15/21	5,464	5,461
John Deere Capital Corp.	2.650%	1/6/22	5,521	5,428
John Deere Capital Corp.	2.750%	3/15/22	5,685	5,605
John Deere Capital Corp.	2.150%	9/8/22	4,675	4,479
John Deere Capital Corp.	2.700%	1/6/23	11,750	11,478
John Deere Capital Corp.	2.800%	1/27/23	5,170	5,057
John Deere Capital Corp.	2.800%	3/6/23	10,050	9,830
John Deere Capital Corp.	3.450%	6/7/23	12,030	12,089
Johnson Controls International plc	5.000%	3/30/20	6,700	6,862
Johnson Controls International plc	4.250%	3/1/21	5,014	5,108
Johnson Controls International plc	3.750%	12/1/21	6,151	6,198
Kennametal Inc.	3.875%	2/15/22	3,450	3,431
L3 Technologies Inc.	4.950%	2/15/21	10,100	10,414
L3 Technologies Inc.	3.850%	6/15/23	9,900	9,952
Leggett & Platt Inc.	3.400%	8/15/22	1,000	988
Lockheed Martin Corp.	4.250%	11/15/19	2,927	2,975
Lockheed Martin Corp.	2.500%	11/23/20	14,548	14,386
Lockheed Martin Corp.	3.350%	9/15/21	13,715	13,766
Lockheed Martin Corp.	3.100%	1/15/23	14,625	14,526
Masco Corp.	7.125%	3/15/20	1,445	1,526
Masco Corp.	3.500%	4/1/21	5,804	5,781
Masco Corp.	5.950%	3/15/22	2,578	2,767
Mohawk Industries Inc.	3.850%	2/1/23	8,114	8,162
Northrop Grumman Corp.	2.080%	10/15/20	14,305	13,979
Northrop Grumman Corp.	3.500%	3/15/21	17,105	17,233
Northrop Grumman Corp.	2.550%	10/15/22	11,930	11,523
Northrop Grumman Corp.	3.250%	8/1/23	13,901	13,754
2 Nvent Finance Sarl	3.950%	4/15/23	1,000	989
Owens Corning	4.200%	12/15/22	2,992	3,020
Parker-Hannifin Corp.	3.500%	9/15/22	8,650	8,700
Pentair Finance SA	2.650%	12/1/19	750	742
Precision Castparts Corp.	2.250%	6/15/20	8,395	8,280
Precision Castparts Corp.	2.500%	1/15/23	14,797	14,275
Raytheon Co.	4.400%	2/15/20	8,050	8,221
Raytheon Co.	3.125%	10/15/20	8,087	8,102
Raytheon Co.	2.500%	12/15/22	12,500	12,164
Republic Services Inc.	5.500%	9/15/19	8,195	8,406
Republic Services Inc.	5.000%	3/1/20	10,547	10,865
Republic Services Inc.	5.250%	11/15/21	7,288	7,708
Republic Services Inc.	3.550%	6/1/22	15,009	15,078
Republic Services Inc.	4.750%	5/15/23	6,778	7,113
Rockwell Automation Inc.	2.050%	3/1/20	5,725	5,627
Rockwell Collins Inc.	3.100%	11/15/21	1,884	1,860
Rockwell Collins Inc.	2.800%	3/15/22	8,921	8,705
Roper Technologies Inc.	6.250%	9/1/19	6,169	6,369

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Roper Technologies Inc.	3.000%	12/15/20	9,087	9,043
Roper Technologies Inc.	2.800%	12/15/21	9,845	9,648
Roper Technologies Inc.	3.125%	11/15/22	2,500	2,458
Snap-on Inc.	6.125%	9/1/21	3,000	3,236
Spirit AeroSystems Inc.	3.950%	6/15/23	9,100	9,140
Stanley Black & Decker Inc.	3.400%	12/1/21	7,280	7,335
Stanley Black & Decker Inc.	2.900%	11/1/22	9,874	9,674
United Technologies Corp.	1.500%	11/1/19	9,300	9,159
United Technologies Corp.	4.500%	4/15/20	16,931	17,318
United Technologies Corp.	1.900%	5/4/20	13,402	13,157
United Technologies Corp.	3.350%	8/16/21	12,010	12,060
United Technologies Corp.	1.950%	11/1/21	14,950	14,371
United Technologies Corp.	2.300%	5/4/22	250	241
United Technologies Corp.	3.100%	6/1/22	30,312	29,925
United Technologies Corp.	3.650%	8/16/23	29,470	29,607
Waste Management Inc.	4.750%	6/30/20	12,495	12,903
Waste Management Inc.	4.600%	3/1/21	5,327	5,500
Waste Management Inc.	2.900%	9/15/22	6,950	6,844
Waste Management Inc.	2.400%	5/15/23	3,325	3,186
Xylem Inc.	4.875%	10/1/21	5,970	6,225
Communication (5.5%)
21st Century Fox America Inc.	5.650%	8/15/20	7,200	7,521
21st Century Fox America Inc.	4.500%	2/15/21	13,951	14,367
21st Century Fox America Inc.	3.000%	9/15/22	16,476	16,238
Activision Blizzard Inc.	2.300%	9/15/21	3,373	3,268
Activision Blizzard Inc.	2.600%	6/15/22	5,550	5,375
America Movil SAB de CV	5.000%	10/16/19	10,110	10,294
America Movil SAB de CV	5.000%	3/30/20	26,760	27,345
America Movil SAB de CV	3.125%	7/16/22	22,772	22,419
American Tower Corp.	2.800%	6/1/20	9,355	9,281
American Tower Corp.	5.050%	9/1/20	9,794	10,107
American Tower Corp.	3.300%	2/15/21	18,778	18,708
American Tower Corp.	3.450%	9/15/21	9,036	9,036
American Tower Corp.	5.900%	11/1/21	6,328	6,754
American Tower Corp.	2.250%	1/15/22	6,405	6,138
American Tower Corp.	4.700%	3/15/22	7,848	8,130
American Tower Corp.	3.500%	1/31/23	18,771	18,500
American Tower Corp.	3.000%	6/15/23	2,535	2,442
AT&T Inc.	5.875%	10/1/19	11,393	11,742
AT&T Inc.	5.200%	3/15/20	9,696	10,000
AT&T Inc.	2.450%	6/30/20	36,183	35,704
AT&T Inc.	4.600%	2/15/21	9,370	9,616
AT&T Inc.	2.800%	2/17/21	29,822	29,481
AT&T Inc.	5.000%	3/1/21	15,445	16,045
AT&T Inc.	4.450%	5/15/21	13,628	13,986
AT&T Inc.	3.875%	8/15/21	18,546	18,780
AT&T Inc.	3.000%	2/15/22	9,661	9,500
AT&T Inc.	3.200%	3/1/22	18,954	18,734
AT&T Inc.	3.800%	3/15/22	15,174	15,265
AT&T Inc.	3.000%	6/30/22	37,150	36,300
AT&T Inc.	2.625%	12/1/22	2,500	2,399
AT&T Inc.	3.600%	2/17/23	26,970	26,831
CBS Corp.	4.300%	2/15/21	5,475	5,570
CBS Corp.	3.375%	3/1/22	9,456	9,357
CBS Corp.	2.500%	2/15/23	6,250	5,902
2 CBS Corp.	2.900%	6/1/23	5,422	5,174
CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	13,750	13,636
Charter Communications Operating LLC / Charter
Communications Operating Capital	3.579%	7/23/20	27,473	27,565
Charter Communications Operating LLC / Charter
Communications Operating Capital	4.464%	7/23/22	40,342	41,129
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	12,392	15,156
Comcast Corp.	5.150%	3/1/20	20,664	21,290

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Comcast Corp.	1.625%	1/15/22	10,240	9,684
Comcast Corp.	3.125%	7/15/22	11,504	11,412
Comcast Corp.	2.850%	1/15/23	4,647	4,539
Comcast Corp.	2.750%	3/1/23	14,750	14,338
Crown Castle International Corp.	3.400%	2/15/21	10,938	10,938
Crown Castle International Corp.	2.250%	9/1/21	13,070	12,596
Crown Castle International Corp.	4.875%	4/15/22	13,916	14,365
Crown Castle International Corp.	5.250%	1/15/23	25,080	26,356
Crown Castle International Corp.	3.150%	7/15/23	2,425	2,342
Discovery Communications LLC	2.200%	9/20/19	8,760	8,678
2 Discovery Communications LLC	2.750%	11/15/19	8,198	8,147
2 Discovery Communications LLC	2.800%	6/15/20	6,854	6,778
Discovery Communications LLC	4.375%	6/15/21	8,600	8,761
Discovery Communications LLC	3.300%	5/15/22	9,074	8,935
2 Discovery Communications LLC	3.500%	6/15/22	7,663	7,583
Discovery Communications LLC	2.950%	3/20/23	18,180	17,440
Discovery Communications LLC	3.250%	4/1/23	5,653	5,487
Electronic Arts Inc.	3.700%	3/1/21	8,262	8,366
Interpublic Group of Cos. Inc.	3.750%	2/15/23	7,333	7,228
Moody's Corp.	5.500%	9/1/20	6,365	6,644
Moody's Corp.	3.250%	6/7/21	3,250	3,246
Moody's Corp.	2.750%	12/15/21	8,675	8,501
Moody's Corp.	4.500%	9/1/22	5,775	5,967
Moody's Corp.	2.625%	1/15/23	6,308	6,070
NBCUniversal Media LLC	5.150%	4/30/20	29,014	29,986
NBCUniversal Media LLC	4.375%	4/1/21	24,539	25,276
NBCUniversal Media LLC	2.875%	1/15/23	16,555	16,174
Omnicom Group Inc.	4.450%	8/15/20	13,811	14,167
Omnicom Group Inc.	3.625%	5/1/22	17,154	17,077
Orange SA	1.625%	11/3/19	18,622	18,335
Orange SA	4.125%	9/14/21	13,984	14,291
RELX Capital Inc.	3.125%	10/15/22	13,469	13,193
RELX Capital Inc.	3.500%	3/16/23	9,775	9,702
Rogers Communications Inc.	3.000%	3/15/23	6,986	6,827
S&P Global Inc.	3.300%	8/14/20	9,522	9,536
Telefonica Emisiones SAU	5.134%	4/27/20	23,719	24,438
Telefonica Emisiones SAU	5.462%	2/16/21	20,342	21,217
Telefonica Emisiones SAU	4.570%	4/27/23	7,350	7,593
Telefonos de Mexico SAB de CV	5.500%	11/15/19	1,750	1,789
Thomson Reuters Corp.	4.700%	10/15/19	4,825	4,904
Thomson Reuters Corp.	3.950%	9/30/21	6,732	6,767
Time Warner Cable LLC	5.000%	2/1/20	21,525	21,942
Time Warner Cable LLC	4.125%	2/15/21	12,006	12,111
Time Warner Cable LLC	4.000%	9/1/21	12,349	12,442
Time Warner Entertainment Co. LP	8.375%	3/15/23	14,686	17,081
Time Warner Inc.	4.875%	3/15/20	21,027	21,448
Time Warner Inc.	4.700%	1/15/21	3,850	3,963
Time Warner Inc.	4.750%	3/29/21	21,182	21,828
Time Warner Inc.	4.000%	1/15/22	5,325	5,401
Time Warner Inc.	3.400%	6/15/22	8,226	8,183
Verizon Communications Inc.	2.625%	2/21/20	12,160	12,086
Verizon Communications Inc.	3.450%	3/15/21	12,967	13,064
Verizon Communications Inc.	4.600%	4/1/21	9,454	9,785
Verizon Communications Inc.	1.750%	8/15/21	9,245	8,876
Verizon Communications Inc.	3.000%	11/1/21	23,337	23,191
Verizon Communications Inc.	3.500%	11/1/21	18,523	18,638
Verizon Communications Inc.	3.125%	3/16/22	17,269	17,131
Verizon Communications Inc.	2.450%	11/1/22	14,252	13,711
Verizon Communications Inc.	5.150%	9/15/23	10,000	10,723
Viacom Inc.	5.625%	9/15/19	10,150	10,390
Viacom Inc.	2.750%	12/15/19	1,323	1,311
Viacom Inc.	3.875%	12/15/21	7,264	7,309
Vodafone Group plc	4.375%	3/16/21	7,699	7,912
Vodafone Group plc	2.500%	9/26/22	16,382	15,763

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Vodafone Group plc	2.950%	2/19/23	15,364	14,897
Vodafone Group plc	3.750%	1/16/24	5,000	4,960
Walt Disney Co.	1.950%	3/4/20	12,576	12,414
Walt Disney Co.	1.800%	6/5/20	8,100	7,931
Walt Disney Co.	2.150%	9/17/20	12,450	12,230
Walt Disney Co.	2.300%	2/12/21	8,748	8,595
Walt Disney Co.	3.750%	6/1/21	4,075	4,146
Walt Disney Co.	2.750%	8/16/21	10,141	10,025
Walt Disney Co.	2.550%	2/15/22	2,056	2,012
Walt Disney Co.	2.450%	3/4/22	6,765	6,584
Walt Disney Co.	2.350%	12/1/22	12,587	12,124
WPP Finance 2010	4.750%	11/21/21	12,048	12,358
WPP Finance 2010	3.625%	9/7/22	6,720	6,586
Consumer Cyclical (8.0%)
Advance Auto Parts Inc.	5.750%	5/1/20	2,175	2,260
Advance Auto Parts Inc.	4.500%	1/15/22	5,050	5,167
Alibaba Group Holding Ltd.	2.500%	11/28/19	27,550	27,376
Alibaba Group Holding Ltd.	3.125%	11/28/21	20,300	20,098
Alibaba Group Holding Ltd.	2.800%	6/6/23	9,475	9,164
Amazon.com Inc.	2.600%	12/5/19	17,363	17,335
Amazon.com Inc.	1.900%	8/21/20	12,500	12,279
Amazon.com Inc.	3.300%	12/5/21	7,493	7,578
Amazon.com Inc.	2.500%	11/29/22	18,575	18,102
Amazon.com Inc.	2.400%	2/22/23	14,265	13,784
American Honda Finance Corp.	2.000%	11/13/19	9,600	9,502
American Honda Finance Corp.	2.000%	2/14/20	11,354	11,218
American Honda Finance Corp.	2.150%	3/13/20	5,820	5,741
American Honda Finance Corp.	3.000%	6/16/20	1,859	1,861
American Honda Finance Corp.	1.950%	7/20/20	14,150	13,875
American Honda Finance Corp.	2.450%	9/24/20	11,235	11,110
American Honda Finance Corp.	2.650%	2/12/21	7,000	6,935
American Honda Finance Corp.	1.650%	7/12/21	7,631	7,319
American Honda Finance Corp.	1.700%	9/9/21	15,606	14,952
American Honda Finance Corp.	2.600%	11/16/22	10,500	10,218
American Honda Finance Corp.	3.450%	7/14/23	1,910	1,924
Aptiv plc	3.150%	11/19/20	4,050	4,016
Automatic Data Processing Inc.	2.250%	9/15/20	8,634	8,527
AutoNation Inc.	5.500%	2/1/20	3,768	3,874
AutoNation Inc.	3.350%	1/15/21	5,725	5,675
AutoZone Inc.	4.000%	11/15/20	2,984	3,031
AutoZone Inc.	3.700%	4/15/22	10,627	10,703
AutoZone Inc.	2.875%	1/15/23	7,454	7,218
AutoZone Inc.	3.125%	7/15/23	4,622	4,515
Best Buy Co. Inc.	5.500%	3/15/21	9,060	9,505
Block Financial LLC	4.125%	10/1/20	14,848	14,976
Block Financial LLC	5.500%	11/1/22	1,175	1,221
Booking Holdings Inc.	2.750%	3/15/23	7,750	7,466
BorgWarner Inc.	4.625%	9/15/20	575	588
Carnival Corp.	3.950%	10/15/20	7,870	7,999
Costco Wholesale Corp.	1.700%	12/15/19	12,604	12,434
Costco Wholesale Corp.	1.750%	2/15/20	5,935	5,846
Costco Wholesale Corp.	2.150%	5/18/21	14,866	14,589
Costco Wholesale Corp.	2.250%	2/15/22	8,335	8,122
Costco Wholesale Corp.	2.300%	5/18/22	14,775	14,346
Dollar General Corp.	3.250%	4/15/23	17,353	17,085
Dollar Tree Inc.	3.700%	5/15/23	15,645	15,522
DR Horton Inc.	4.000%	2/15/20	4,028	4,059
DR Horton Inc.	2.550%	12/1/20	8,750	8,600
DR Horton Inc.	4.375%	9/15/22	3,635	3,706
DR Horton Inc.	4.750%	2/15/23	3,100	3,188
DR Horton Inc.	5.750%	8/15/23	6,800	7,289
eBay Inc.	2.150%	6/5/20	7,365	7,246
eBay Inc.	3.250%	10/15/20	7,665	7,686

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
eBay Inc.	2.875%	8/1/21	10,622	10,489
eBay Inc.	3.800%	3/9/22	12,583	12,750
eBay Inc.	2.600%	7/15/22	12,516	12,118
eBay Inc.	2.750%	1/30/23	11,391	10,988
Expedia Group Inc.	5.950%	8/15/20	9,438	9,899
Ford Motor Credit Co. LLC	2.597%	11/4/19	19,627	19,439
Ford Motor Credit Co. LLC	2.681%	1/9/20	17,650	17,456
Ford Motor Credit Co. LLC	8.125%	1/15/20	13,475	14,291
Ford Motor Credit Co. LLC	2.459%	3/27/20	13,218	12,986
Ford Motor Credit Co. LLC	2.425%	6/12/20	225	220
Ford Motor Credit Co. LLC	3.157%	8/4/20	22,557	22,282
Ford Motor Credit Co. LLC	2.343%	11/2/20	14,600	14,144
Ford Motor Credit Co. LLC	3.200%	1/15/21	22,508	22,145
Ford Motor Credit Co. LLC	5.750%	2/1/21	13,710	14,235
Ford Motor Credit Co. LLC	3.336%	3/18/21	27,346	26,893
Ford Motor Credit Co. LLC	5.875%	8/2/21	21,167	22,098
Ford Motor Credit Co. LLC	3.813%	10/12/21	9,500	9,370
Ford Motor Credit Co. LLC	3.219%	1/9/22	22,040	21,351
Ford Motor Credit Co. LLC	3.339%	3/28/22	14,640	14,147
Ford Motor Credit Co. LLC	2.979%	8/3/22	11,600	11,025
Ford Motor Credit Co. LLC	4.250%	9/20/22	8,075	8,007
Ford Motor Credit Co. LLC	4.140%	2/15/23	1,200	1,181
Ford Motor Credit Co. LLC	3.096%	5/4/23	18,068	16,931
Ford Motor Credit Co. LLC	4.375%	8/6/23	12,964	12,870
General Motors Financial Co. Inc.	2.350%	10/4/19	10,718	10,641
General Motors Financial Co. Inc.	3.150%	1/15/20	15,309	15,312
General Motors Financial Co. Inc.	2.650%	4/13/20	18,280	18,092
General Motors Financial Co. Inc.	3.200%	7/13/20	30,108	29,998
General Motors Financial Co. Inc.	2.450%	11/6/20	14,900	14,556
General Motors Financial Co. Inc.	3.700%	11/24/20	15,981	16,071
General Motors Financial Co. Inc.	4.200%	3/1/21	25,954	26,304
General Motors Financial Co. Inc.	3.550%	4/9/21	9,250	9,223
General Motors Financial Co. Inc.	3.200%	7/6/21	21,004	20,729
General Motors Financial Co. Inc.	4.375%	9/25/21	15,350	15,633
General Motors Financial Co. Inc.	3.450%	1/14/22	18,762	18,545
General Motors Financial Co. Inc.	3.450%	4/10/22	21,149	20,790
General Motors Financial Co. Inc.	3.150%	6/30/22	13,523	13,175
General Motors Financial Co. Inc.	3.250%	1/5/23	8,500	8,235
General Motors Financial Co. Inc.	3.700%	5/9/23	19,904	19,493
General Motors Financial Co. Inc.	4.250%	5/15/23	8,563	8,581
General Motors Financial Co. Inc.	4.150%	6/19/23	9,600	9,575
GLP Capital LP / GLP Financing II Inc.	4.875%	11/1/20	12,632	12,932
GLP Capital LP / GLP Financing II Inc.	4.375%	4/15/21	3,725	3,790
Home Depot Inc.	1.800%	6/5/20	13,450	13,223
Home Depot Inc.	3.950%	9/15/20	4,251	4,332
Home Depot Inc.	2.000%	4/1/21	19,016	18,539
Home Depot Inc.	4.400%	4/1/21	13,355	13,821
Home Depot Inc.	2.625%	6/1/22	12,080	11,892
Home Depot Inc.	2.700%	4/1/23	17,480	17,143
Hyatt Hotels Corp.	5.375%	8/15/21	2,125	2,223
Hyatt Hotels Corp.	3.375%	7/15/23	4,725	4,639
IHS Markit Ltd.	4.125%	8/1/23	5,525	5,525
JD.com Inc.	3.125%	4/29/21	6,700	6,531
Kohl's Corp.	4.000%	11/1/21	3,850	3,893
Kohl's Corp.	3.250%	2/1/23	6,425	6,213
Lowe's Cos. Inc.	4.625%	4/15/20	8,295	8,464
Lowe's Cos. Inc.	3.750%	4/15/21	4,293	4,362
Lowe's Cos. Inc.	3.800%	11/15/21	9,663	9,867
Lowe's Cos. Inc.	3.120%	4/15/22	10,062	10,046
Macy's Retail Holdings Inc.	3.450%	1/15/21	5,200	5,180
Macy's Retail Holdings Inc.	3.875%	1/15/22	7,950	7,917
Macy's Retail Holdings Inc.	2.875%	2/15/23	12,806	12,096
Marriott International Inc.	3.375%	10/15/20	5,925	5,936
Marriott International Inc.	2.875%	3/1/21	4,140	4,093

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Marriott International Inc.	3.125%	10/15/21	3,150	3,118
Marriott International Inc.	2.300%	1/15/22	14,021	13,489
Marriott International Inc.	3.250%	9/15/22	3,190	3,149
Mastercard Inc.	2.000%	11/21/21	9,488	9,191
McDonald's Corp.	2.200%	5/26/20	11,303	11,163
McDonald's Corp.	3.500%	7/15/20	5,825	5,862
McDonald's Corp.	2.750%	12/9/20	20,367	20,268
McDonald's Corp.	3.625%	5/20/21	5,246	5,318
McDonald's Corp.	2.625%	1/15/22	15,111	14,804
McDonald's Corp.	3.350%	4/1/23	8,350	8,330
NIKE Inc.	2.250%	5/1/23	5,660	5,430
Nordstrom Inc.	4.750%	5/1/20	5,695	5,824
Nordstrom Inc.	4.000%	10/15/21	5,967	6,033
NVR Inc.	3.950%	9/15/22	8,693	8,746
O'Reilly Automotive Inc.	4.875%	1/14/21	5,715	5,900
O'Reilly Automotive Inc.	4.625%	9/15/21	5,076	5,253
O'Reilly Automotive Inc.	3.800%	9/1/22	6,050	6,107
O'Reilly Automotive Inc.	3.850%	6/15/23	5,525	5,571
PACCAR Financial Corp.	2.200%	9/15/19	1,850	1,838
PACCAR Financial Corp.	1.950%	2/27/20	256	253
PACCAR Financial Corp.	2.500%	8/14/20	3,000	2,970
PACCAR Financial Corp.	2.050%	11/13/20	7,650	7,460
PACCAR Financial Corp.	2.250%	2/25/21	2,680	2,622
PACCAR Financial Corp.	2.800%	3/1/21	5,360	5,319
PACCAR Financial Corp.	3.150%	8/9/21	10,500	10,509
PACCAR Financial Corp.	3.400%	8/9/23	4,500	4,517
QVC Inc.	5.125%	7/2/22	7,447	7,594
QVC Inc.	4.375%	3/15/23	10,573	10,448
Ralph Lauren Corp.	2.625%	8/18/20	3,850	3,814
Royal Caribbean Cruises Ltd.	2.650%	11/28/20	7,535	7,394
Royal Caribbean Cruises Ltd.	5.250%	11/15/22	8,225	8,677
2 Sands China Ltd.	4.600%	8/8/23	24,400	24,583
Starbucks Corp.	2.200%	11/22/20	9,950	9,765
Starbucks Corp.	2.100%	2/4/21	13,519	13,198
Starbucks Corp.	2.700%	6/15/22	4,525	4,422
Starbucks Corp.	3.100%	3/1/23	9,013	8,888
Tapestry Inc.	3.000%	7/15/22	5,525	5,343
Target Corp.	3.875%	7/15/20	13,434	13,676
Target Corp.	2.900%	1/15/22	15,025	14,964
TJX Cos. Inc.	2.750%	6/15/21	11,610	11,521
TJX Cos. Inc.	2.500%	5/15/23	11,109	10,741
Toyota Motor Corp.	3.183%	7/20/21	7,142	7,164
Toyota Motor Corp.	3.419%	7/20/23	6,000	6,026
Toyota Motor Credit Corp.	1.550%	10/18/19	12,194	12,027
Toyota Motor Credit Corp.	2.200%	1/10/20	18,725	18,580
Toyota Motor Credit Corp.	2.150%	3/12/20	18,879	18,691
Toyota Motor Credit Corp.	1.950%	4/17/20	19,361	19,084
Toyota Motor Credit Corp.	4.500%	6/17/20	4,250	4,363
Toyota Motor Credit Corp.	4.250%	1/11/21	4,875	5,009
Toyota Motor Credit Corp.	1.900%	4/8/21	16,572	16,096
Toyota Motor Credit Corp.	2.950%	4/13/21	10,800	10,765
Toyota Motor Credit Corp.	2.750%	5/17/21	6,023	5,969
Toyota Motor Credit Corp.	3.400%	9/15/21	12,761	12,867
Toyota Motor Credit Corp.	2.600%	1/11/22	15,383	15,101
Toyota Motor Credit Corp.	3.300%	1/12/22	12,242	12,292
Toyota Motor Credit Corp.	2.800%	7/13/22	10,050	9,894
Toyota Motor Credit Corp.	2.150%	9/8/22	13,212	12,684
Toyota Motor Credit Corp.	2.625%	1/10/23	10,429	10,142
Toyota Motor Credit Corp.	2.700%	1/11/23	10,000	9,755
VF Corp.	3.500%	9/1/21	5,370	5,407
Visa Inc.	2.200%	12/14/20	46,270	45,564
Visa Inc.	2.150%	9/15/22	12,200	11,721
Visa Inc.	2.800%	12/14/22	28,893	28,438
Walgreen Co.	3.100%	9/15/22	9,013	8,863

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Walgreens Boots Alliance Inc.	2.700%	11/18/19	20,227	20,162
Walgreens Boots Alliance Inc.	3.300%	11/18/21	14,100	14,066
Walmart Inc.	1.750%	10/9/19	3,067	3,038
Walmart Inc.	2.850%	6/23/20	20,575	20,635
Walmart Inc.	3.625%	7/8/20	1,500	1,521
Walmart Inc.	3.250%	10/25/20	26,597	26,902
Walmart Inc.	1.900%	12/15/20	30,620	30,047
Walmart Inc.	3.125%	6/23/21	25,900	26,007
Walmart Inc.	2.350%	12/15/22	17,350	16,828
Walmart Inc.	2.550%	4/11/23	24,700	24,073
Walmart Inc.	3.400%	6/26/23	36,775	37,170
Western Union Co.	5.253%	4/1/20	2,825	2,903
Western Union Co.	3.600%	3/15/22	12,770	12,671
Consumer Noncyclical (14.9%)
Abbott Laboratories	2.350%	11/22/19	4,524	4,524
Abbott Laboratories	2.000%	3/15/20	10,650	10,492
Abbott Laboratories	4.125%	5/27/20	7,440	7,572
Abbott Laboratories	2.800%	9/15/20	6,445	6,406
Abbott Laboratories	2.900%	11/30/21	37,903	37,486
Abbott Laboratories	2.550%	3/15/22	10,179	9,895
Abbott Laboratories	3.250%	4/15/23	10,935	10,848
AbbVie Inc.	2.500%	5/14/20	58,585	58,044
AbbVie Inc.	2.300%	5/14/21	21,611	21,069
AbbVie Inc.	2.900%	11/6/22	29,237	28,532
AbbVie Inc.	3.200%	11/6/22	15,909	15,703
AbbVie Inc.	2.850%	5/14/23	20,773	20,117
Actavis Inc.	3.250%	10/1/22	23,564	23,117
Agilent Technologies Inc.	5.000%	7/15/20	5,975	6,165
Agilent Technologies Inc.	3.200%	10/1/22	6,550	6,423
Agilent Technologies Inc.	3.875%	7/15/23	8,125	8,142
Allergan Funding SCS	3.000%	3/12/20	47,193	47,080
Allergan Funding SCS	3.450%	3/15/22	38,982	38,679
Allergan Inc.	3.375%	9/15/20	9,493	9,517
Allergan Inc.	2.800%	3/15/23	3,130	2,984
Altria Group Inc.	2.625%	1/14/20	12,845	12,797
Altria Group Inc.	4.750%	5/5/21	24,806	25,800
Altria Group Inc.	2.850%	8/9/22	26,753	26,239
Altria Group Inc.	2.950%	5/2/23	5,572	5,437
AmerisourceBergen Corp.	3.500%	11/15/21	9,805	9,831
Amgen Inc.	4.500%	3/15/20	1,936	1,977
Amgen Inc.	2.125%	5/1/20	10,238	10,086
Amgen Inc.	2.200%	5/11/20	9,839	9,705
Amgen Inc.	3.450%	10/1/20	12,247	12,327
Amgen Inc.	4.100%	6/15/21	10,320	10,526
Amgen Inc.	1.850%	8/19/21	10,678	10,272
Amgen Inc.	3.875%	11/15/21	21,943	22,315
Amgen Inc.	2.700%	5/1/22	5,172	5,047
Amgen Inc.	2.650%	5/11/22	20,251	19,738
Amgen Inc.	3.625%	5/15/22	17,375	17,523
Amgen Inc.	2.250%	8/19/23	8,944	8,437
Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	109,000	107,646
Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	9,505	9,179
Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	93,749	92,887
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	5,134	5,364
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	7,650	7,871
Anheuser-Busch InBev Worldwide Inc.	3.750%	1/15/22	33,859	34,397
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	45,735	44,342
2 Anheuser-Busch North American Holding Corp.	3.750%	1/15/22	750	762
Archer-Daniels-Midland Co.	4.479%	3/1/21	3,933	4,052
AstraZeneca plc	2.375%	11/16/20	19,098	18,785
AstraZeneca plc	2.375%	6/12/22	15,750	15,158
AstraZeneca plc	3.500%	8/17/23	11,000	10,945
2 BAT Capital Corp.	2.297%	8/14/20	32,857	32,258

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
2 BAT Capital Corp.	2.764%	8/15/22	30,625	29,618
Baxalta Inc.	2.875%	6/23/20	14,949	14,913
Baxalta Inc.	3.600%	6/23/22	8,160	8,198
Baxter International Inc.	1.700%	8/15/21	4,900	4,680
Beam Suntory Inc.	3.250%	5/15/22	2,450	2,416
Becton Dickinson & Co.	2.675%	12/15/19	16,484	16,386
Becton Dickinson & Co.	2.404%	6/5/20	14,150	13,919
Becton Dickinson & Co.	3.250%	11/12/20	10,832	10,806
Becton Dickinson & Co.	3.125%	11/8/21	8,945	8,834
Becton Dickinson & Co.	2.894%	6/6/22	24,775	24,117
Becton Dickinson & Co.	3.300%	3/1/23	2,000	1,958
Bio-Rad Laboratories Inc.	4.875%	12/15/20	5,800	5,975
Biogen Inc.	2.900%	9/15/20	25,006	24,916
Biogen Inc.	3.625%	9/15/22	12,785	12,875
Boston Scientific Corp.	6.000%	1/15/20	10,934	11,358
Boston Scientific Corp.	2.850%	5/15/20	4,586	4,552
Boston Scientific Corp.	3.375%	5/15/22	7,525	7,465
Bristol-Myers Squibb Co.	2.000%	8/1/22	11,393	10,904
Bristol-Myers Squibb Co.	7.150%	6/15/23	1,325	1,517
Bunge Ltd. Finance Corp.	3.500%	11/24/20	4,315	4,316
Bunge Ltd. Finance Corp.	3.000%	9/25/22	10,724	10,370
Campbell Soup Co.	3.300%	3/15/21	15,850	15,732
Campbell Soup Co.	4.250%	4/15/21	2,912	2,956
Campbell Soup Co.	2.500%	8/2/22	7,600	7,245
Campbell Soup Co.	3.650%	3/15/23	18,900	18,478
Cardinal Health Inc.	2.400%	11/15/19	3,802	3,776
Cardinal Health Inc.	4.625%	12/15/20	6,950	7,142
Cardinal Health Inc.	2.616%	6/15/22	20,448	19,612
Cardinal Health Inc.	3.200%	3/15/23	3,600	3,504
Catholic Health Initiatives Colorado GO	2.950%	11/1/22	6,290	6,092
Celgene Corp.	2.875%	8/15/20	21,661	21,556
Celgene Corp.	3.950%	10/15/20	6,030	6,145
Celgene Corp.	2.875%	2/19/21	7,500	7,425
Celgene Corp.	2.250%	8/15/21	400	388
Celgene Corp.	3.250%	8/15/22	15,244	15,084
Celgene Corp.	3.550%	8/15/22	13,721	13,707
Celgene Corp.	2.750%	2/15/23	15,035	14,498
Celgene Corp.	3.250%	2/20/23	12,000	11,801
Celgene Corp.	4.000%	8/15/23	9,468	9,592
Church & Dwight Co. Inc.	2.450%	12/15/19	3,325	3,305
Church & Dwight Co. Inc.	2.450%	8/1/22	5,945	5,720
Church & Dwight Co. Inc.	2.875%	10/1/22	2,875	2,809
Clorox Co.	3.800%	11/15/21	2,900	2,947
Clorox Co.	3.050%	9/15/22	9,315	9,243
Coca-Cola Co.	1.875%	10/27/20	18,747	18,353
Coca-Cola Co.	2.450%	11/1/20	18,394	18,236
Coca-Cola Co.	3.150%	11/15/20	14,392	14,491
Coca-Cola Co.	1.550%	9/1/21	14,275	13,703
Coca-Cola Co.	3.300%	9/1/21	15,987	16,187
Coca-Cola Co.	2.200%	5/25/22	10,879	10,561
Coca-Cola Co.	2.500%	4/1/23	5,075	4,940
Coca-Cola European Partners plc	3.500%	9/15/20	6,360	6,346
Coca-Cola European Partners plc	3.250%	8/19/21	674	667
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	2,175	2,213
Colgate-Palmolive Co.	2.450%	11/15/21	4,250	4,175
Colgate-Palmolive Co.	2.300%	5/3/22	6,989	6,831
Colgate-Palmolive Co.	2.250%	11/15/22	6,285	6,089
Colgate-Palmolive Co.	1.950%	2/1/23	5,900	5,626
Colgate-Palmolive Co.	2.100%	5/1/23	5,257	5,018
Conagra Brands Inc.	3.200%	1/25/23	4,332	4,239
Constellation Brands Inc.	2.000%	11/7/19	7,244	7,159
Constellation Brands Inc.	3.875%	11/15/19	6,975	7,040
Constellation Brands Inc.	2.250%	11/6/20	7,200	7,035
Constellation Brands Inc.	3.750%	5/1/21	5,933	6,000

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Constellation Brands Inc.	2.700%	5/9/22	12,250	11,879
Constellation Brands Inc.	2.650%	11/7/22	12,700	12,176
Constellation Brands Inc.	3.200%	2/15/23	8,200	8,018
Constellation Brands Inc.	4.250%	5/1/23	13,500	13,781
Covidien International Finance SA	4.200%	6/15/20	12,235	12,447
Covidien International Finance SA	3.200%	6/15/22	7,775	7,740
CVS Health Corp.	3.125%	3/9/20	29,600	29,596
CVS Health Corp.	2.800%	7/20/20	41,064	40,779
CVS Health Corp.	3.350%	3/9/21	38,650	38,659
CVS Health Corp.	2.125%	6/1/21	25,888	25,074
CVS Health Corp.	3.500%	7/20/22	19,742	19,581
CVS Health Corp.	2.750%	12/1/22	23,687	22,751
CVS Health Corp.	4.750%	12/1/22	3,574	3,710
CVS Health Corp.	3.700%	3/9/23	81,215	80,759
Danaher Corp.	2.400%	9/15/20	7,773	7,677
Diageo Capital plc	3.000%	5/18/20	5,909	5,910
Diageo Capital plc	4.828%	7/15/20	7,166	7,391
Diageo Capital plc	2.625%	4/29/23	17,334	16,835
Diageo Investment Corp.	2.875%	5/11/22	16,500	16,271
Dignity Health California GO	2.637%	11/1/19	2,450	2,440
Dignity Health California GO	3.125%	11/1/22	2,908	2,851
Eli Lilly & Co.	2.350%	5/15/22	8,305	8,104
Estee Lauder Cos. Inc.	1.800%	2/7/20	7,975	7,856
Estee Lauder Cos. Inc.	1.700%	5/10/21	7,959	7,661
Express Scripts Holding Co.	2.600%	11/30/20	11,100	10,886
Express Scripts Holding Co.	3.300%	2/25/21	15,500	15,391
Express Scripts Holding Co.	4.750%	11/15/21	13,669	14,130
Express Scripts Holding Co.	3.900%	2/15/22	12,708	12,766
Express Scripts Holding Co.	3.050%	11/30/22	9,336	9,076
Express Scripts Holding Co.	3.000%	7/15/23	15,972	15,309
Flowers Foods Inc.	4.375%	4/1/22	4,895	4,992
Fomento Economico Mexicano SAB de CV	2.875%	5/10/23	3,000	2,875
General Mills Inc.	2.200%	10/21/19	5,580	5,533
General Mills Inc.	3.200%	4/16/21	7,075	7,071
General Mills Inc.	3.150%	12/15/21	12,375	12,299
General Mills Inc.	2.600%	10/12/22	10,970	10,581
Genzyme Corp.	5.000%	6/15/20	2,069	2,139
Gilead Sciences Inc.	2.350%	2/1/20	7,294	7,240
Gilead Sciences Inc.	2.550%	9/1/20	29,772	29,508
Gilead Sciences Inc.	4.500%	4/1/21	12,996	13,403
Gilead Sciences Inc.	4.400%	12/1/21	20,035	20,712
Gilead Sciences Inc.	1.950%	3/1/22	7,400	7,084
Gilead Sciences Inc.	3.250%	9/1/22	14,770	14,744
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	18,265	17,840
GlaxoSmithKline Capital Inc.	3.375%	5/15/23	17,250	17,248
GlaxoSmithKline Capital plc	3.125%	5/14/21	20,271	20,294
GlaxoSmithKline Capital plc	2.850%	5/8/22	24,893	24,570
Hasbro Inc.	3.150%	5/15/21	4,350	4,307
Hershey Co.	2.900%	5/15/20	5,000	5,001
Hershey Co.	4.125%	12/1/20	4,625	4,748
Hershey Co.	3.100%	5/15/21	6,960	6,986
Hershey Co.	2.625%	5/1/23	750	727
Hershey Co.	3.375%	5/15/23	7,660	7,736
Hillshire Brands Co.	4.100%	9/15/20	1,857	1,878
Ingredion Inc.	4.625%	11/1/20	2,600	2,669
JM Smucker Co.	2.200%	12/6/19	4,796	4,745
JM Smucker Co.	2.500%	3/15/20	7,349	7,277
JM Smucker Co.	3.500%	10/15/21	6,575	6,585
JM Smucker Co.	3.000%	3/15/22	8,727	8,562
Johnson & Johnson	1.875%	12/5/19	4,930	4,879
Johnson & Johnson	2.950%	9/1/20	7,258	7,305
Johnson & Johnson	1.950%	11/10/20	7,265	7,153
3 Johnson & Johnson	1.650%	3/1/21	13,322	12,941
Johnson & Johnson	3.550%	5/15/21	3,400	3,459

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Johnson & Johnson	2.450%	12/5/21	5,550	5,488
Johnson & Johnson	2.250%	3/3/22	13,816	13,517
Johnson & Johnson	2.050%	3/1/23	9,140	8,783
Kaiser Foundation Hospitals	3.500%	4/1/22	4,000	4,028
Kellogg Co.	4.150%	11/15/19	8,725	8,841
Kellogg Co.	4.000%	12/15/20	9,260	9,445
Kellogg Co.	3.250%	5/14/21	7,700	7,700
Kellogg Co.	3.125%	5/17/22	2,775	2,743
2 Keurig Dr Pepper Inc.	3.551%	5/25/21	23,185	23,233
Keurig Dr Pepper Inc.	2.530%	11/15/21	1,000	969
2 Keurig Dr Pepper Inc.	4.057%	5/25/23	34,900	35,153
Kimberly-Clark Corp.	2.400%	3/1/22	4,025	3,913
Kimberly-Clark Corp.	2.400%	6/1/23	4,732	4,541
Kraft Foods Group Inc.	5.375%	2/10/20	13,645	14,079
Kraft Foods Group Inc.	3.500%	6/6/22	17,021	16,951
Kraft Heinz Foods Co.	2.800%	7/2/20	24,830	24,610
Kraft Heinz Foods Co.	3.375%	6/15/21	9,310	9,304
Kraft Heinz Foods Co.	3.500%	7/15/22	12,435	12,352
Kraft Heinz Foods Co.	4.000%	6/15/23	21,475	21,505
Kroger Co.	6.150%	1/15/20	6,877	7,149
Kroger Co.	3.300%	1/15/21	15,256	15,256
Kroger Co.	2.600%	2/1/21	7,605	7,462
Kroger Co.	2.950%	11/1/21	7,700	7,593
Kroger Co.	3.400%	4/15/22	6,700	6,680
Kroger Co.	2.800%	8/1/22	1,183	1,151
Kroger Co.	3.850%	8/1/23	8,100	8,166
Laboratory Corp. of America Holdings	2.625%	2/1/20	7,498	7,452
Laboratory Corp. of America Holdings	4.625%	11/15/20	3,700	3,793
Laboratory Corp. of America Holdings	3.200%	2/1/22	6,851	6,788
Laboratory Corp. of America Holdings	3.750%	8/23/22	4,577	4,609
Life Technologies Corp.	6.000%	3/1/20	6,654	6,913
Life Technologies Corp.	5.000%	1/15/21	5,418	5,573
McCormick & Co. Inc.	3.900%	7/15/21	2,755	2,787
McCormick & Co. Inc.	2.700%	8/15/22	8,336	8,114
McKesson Corp.	2.700%	12/15/22	2,525	2,423
McKesson Corp.	2.850%	3/15/23	6,875	6,615
Mead Johnson Nutrition Co.	4.900%	11/1/19	8,575	8,766
Mead Johnson Nutrition Co.	3.000%	11/15/20	11,070	11,043
Medco Health Solutions Inc.	4.125%	9/15/20	6,000	6,076
Medtronic Inc.	2.500%	3/15/20	40,347	40,105
Medtronic Inc.	4.125%	3/15/21	5,853	5,978
Medtronic Inc.	3.125%	3/15/22	8,191	8,177
Medtronic Inc.	3.150%	3/15/22	41,186	41,068
Medtronic Inc.	2.750%	4/1/23	2,072	2,027
Merck & Co. Inc.	1.850%	2/10/20	16,800	16,600
Merck & Co. Inc.	3.875%	1/15/21	12,083	12,341
Merck & Co. Inc.	2.350%	2/10/22	20,753	20,305
Merck & Co. Inc.	2.400%	9/15/22	14,000	13,628
Merck & Co. Inc.	2.800%	5/18/23	23,611	23,215
Molson Coors Brewing Co.	2.250%	3/15/20	7,180	7,081
Molson Coors Brewing Co.	2.100%	7/15/21	13,522	13,029
Molson Coors Brewing Co.	3.500%	5/1/22	6,300	6,290
Mondelez International Inc.	3.000%	5/7/20	2,075	2,073
Mondelez International Inc.	3.625%	5/7/23	3,800	3,793
Mylan NV	3.750%	12/15/20	10,400	10,449
Mylan NV	3.150%	6/15/21	24,971	24,587
Newell Brands Inc.	2.875%	12/1/19	5,400	5,369
Newell Brands Inc.	3.150%	4/1/21	18,423	18,150
Newell Brands Inc.	3.850%	4/1/23	23,800	23,343
Novartis Capital Corp.	1.800%	2/14/20	13,770	13,579
Novartis Capital Corp.	4.400%	4/24/20	14,072	14,404
Novartis Capital Corp.	2.400%	5/17/22	14,025	13,666
Novartis Capital Corp.	2.400%	9/21/22	19,055	18,469
Pall Corp.	5.000%	6/15/20	1,900	1,962

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
PepsiCo Inc.	1.350%	10/4/19	7,968	7,852
PepsiCo Inc.	4.500%	1/15/20	10,535	10,786
PepsiCo Inc.	1.850%	4/30/20	14,094	13,867
PepsiCo Inc.	2.150%	10/14/20	17,858	17,592
PepsiCo Inc.	3.125%	11/1/20	19,988	20,080
PepsiCo Inc.	2.000%	4/15/21	13,322	13,013
PepsiCo Inc.	3.000%	8/25/21	8,280	8,292
PepsiCo Inc.	1.700%	10/6/21	10,610	10,212
PepsiCo Inc.	2.750%	3/5/22	15,992	15,867
PepsiCo Inc.	2.250%	5/2/22	8,125	7,900
PepsiCo Inc.	3.100%	7/17/22	12,807	12,813
PepsiCo Inc.	2.750%	3/1/23	17,427	17,111
PerkinElmer Inc.	5.000%	11/15/21	5,310	5,496
Perrigo Finance Unlimited Co.	3.500%	3/15/21	1,896	1,883
Perrigo Finance Unlimited Co.	3.500%	12/15/21	7,144	7,051
Pfizer Inc.	1.700%	12/15/19	15,753	15,548
Pfizer Inc.	5.200%	8/12/20	3,450	3,615
Pfizer Inc.	1.950%	6/3/21	19,221	18,742
Pfizer Inc.	2.200%	12/15/21	15,811	15,457
Pfizer Inc.	3.000%	6/15/23	7,396	7,345
Pfizer Inc.	5.800%	8/12/23	366	407
Philip Morris International Inc.	2.000%	2/21/20	14,159	13,965
Philip Morris International Inc.	4.500%	3/26/20	13,692	14,010
Philip Morris International Inc.	1.875%	2/25/21	14,323	13,892
Philip Morris International Inc.	4.125%	5/17/21	6,650	6,808
Philip Morris International Inc.	2.900%	11/15/21	4,525	4,491
Philip Morris International Inc.	2.625%	2/18/22	8,420	8,226
Philip Morris International Inc.	2.375%	8/17/22	8,916	8,588
Philip Morris International Inc.	2.500%	8/22/22	8,595	8,311
Philip Morris International Inc.	2.500%	11/2/22	10,459	10,066
Philip Morris International Inc.	2.625%	3/6/23	13,160	12,691
Philip Morris International Inc.	2.125%	5/10/23	8,519	8,025
1 Procter & Gamble - Esop	9.360%	1/1/21	724	780
Procter & Gamble Co.	1.750%	10/25/19	8,875	8,784
Procter & Gamble Co.	1.900%	11/1/19	11,810	11,707
Procter & Gamble Co.	1.900%	10/23/20	11,550	11,328
Procter & Gamble Co.	1.850%	2/2/21	16,905	16,503
Procter & Gamble Co.	1.700%	11/3/21	9,500	9,144
Procter & Gamble Co.	2.300%	2/6/22	15,738	15,359
Procter & Gamble Co.	2.150%	8/11/22	1,476	1,429
Procter & Gamble Co.	3.100%	8/15/23	13,086	13,082
Quest Diagnostics Inc.	4.750%	1/30/20	3,671	3,754
Quest Diagnostics Inc.	2.500%	3/30/20	5,805	5,740
Quest Diagnostics Inc.	4.700%	4/1/21	3,125	3,215
Reynolds American Inc.	6.875%	5/1/20	10,160	10,750
Reynolds American Inc.	3.250%	6/12/20	14,398	14,399
Reynolds American Inc.	4.000%	6/12/22	4,400	4,453
Sanofi	4.000%	3/29/21	29,112	29,804
Sanofi	3.375%	6/19/23	15,485	15,552
Shire Acquisitions Investments Ireland DAC	1.900%	9/23/19	44,691	44,131
Shire Acquisitions Investments Ireland DAC	2.400%	9/23/21	44,237	42,733
SSM Health Care Corp.	3.688%	6/1/23	4,800	4,821
Stryker Corp.	4.375%	1/15/20	4,200	4,274
Stryker Corp.	2.625%	3/15/21	21,690	21,405
Sysco Corp.	2.600%	10/1/20	8,164	8,084
Sysco Corp.	2.500%	7/15/21	6,624	6,484
Sysco Corp.	2.600%	6/12/22	5,875	5,688
Thermo Fisher Scientific Inc.	4.700%	5/1/20	1,275	1,305
Thermo Fisher Scientific Inc.	4.500%	3/1/21	17,528	18,010
Thermo Fisher Scientific Inc.	3.600%	8/15/21	8,245	8,286
Thermo Fisher Scientific Inc.	3.300%	2/15/22	14,205	14,147
Thermo Fisher Scientific Inc.	3.150%	1/15/23	13,346	13,112
Thermo Fisher Scientific Inc.	3.000%	4/15/23	12,375	12,048
Tupperware Brands Corp.	4.750%	6/1/21	6,900	7,054

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tyson Foods Inc.	2.250%	8/23/21	7,298	7,053
Tyson Foods Inc.	4.500%	6/15/22	17,195	17,726
Unilever Capital Corp.	1.800%	5/5/20	7,611	7,477
Unilever Capital Corp.	2.100%	7/30/20	13,020	12,741
Unilever Capital Corp.	4.250%	2/10/21	13,963	14,346
Unilever Capital Corp.	1.375%	7/28/21	6,190	5,870
Unilever Capital Corp.	2.200%	5/5/22	11,300	10,898
Unilever Capital Corp.	3.125%	3/22/23	7,000	6,951
Whirlpool Corp.	4.850%	6/15/21	4,223	4,370
Whirlpool Corp.	4.700%	6/1/22	3,675	3,806
Zimmer Biomet Holdings Inc.	4.625%	11/30/19	4,025	4,100
Zimmer Biomet Holdings Inc.	2.700%	4/1/20	27,807	27,569
Zimmer Biomet Holdings Inc.	3.375%	11/30/21	2,400	2,382
Zimmer Biomet Holdings Inc.	3.150%	4/1/22	13,343	13,123
Zimmer Biomet Holdings Inc.	3.700%	3/19/23	3,400	3,400
Zoetis Inc.	3.450%	11/13/20	7,116	7,144
Zoetis Inc.	3.250%	8/20/21	3,375	3,376
Zoetis Inc.	3.250%	2/1/23	19,603	19,352
Energy (7.1%)
Anadarko Petroleum Corp.	4.850%	3/15/21	8,086	8,318
Andeavor Logistics LP / Tesoro Logistics Finance Corp.	5.500%	10/15/19	3,600	3,676
Andeavor Logistics LP / Tesoro Logistics Finance Corp.	3.500%	12/1/22	5,175	5,091
Apache Corp.	3.625%	2/1/21	7,829	7,858
Apache Corp.	3.250%	4/15/22	10,474	10,313
Apache Corp.	2.625%	1/15/23	4,612	4,413
Baker Hughes a GE Co. LLC	3.200%	8/15/21	7,983	7,972
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor
Inc.	2.773%	12/15/22	18,950	18,369
Boardwalk Pipelines LP	5.750%	9/15/19	3,660	3,749
Boardwalk Pipelines LP	3.375%	2/1/23	5,525	5,348
BP Capital Markets plc	1.768%	9/19/19	8,815	8,704
BP Capital Markets plc	2.521%	1/15/20	18,741	18,647
BP Capital Markets plc	2.315%	2/13/20	28,287	28,036
BP Capital Markets plc	4.500%	10/1/20	10,254	10,548
BP Capital Markets plc	4.742%	3/11/21	16,647	17,289
BP Capital Markets plc	2.112%	9/16/21	3,439	3,330
BP Capital Markets plc	3.561%	11/1/21	17,087	17,252
BP Capital Markets plc	3.062%	3/17/22	8,726	8,655
BP Capital Markets plc	3.245%	5/6/22	29,297	29,244
BP Capital Markets plc	2.520%	9/19/22	9,610	9,316
BP Capital Markets plc	2.500%	11/6/22	13,275	12,871
BP Capital Markets plc	2.750%	5/10/23	30,391	29,534
Buckeye Partners LP	4.875%	2/1/21	9,554	9,733
Buckeye Partners LP	4.150%	7/1/23	6,075	6,002
Canadian Natural Resources Ltd.	3.450%	11/15/21	5,575	5,561
Canadian Natural Resources Ltd.	2.950%	1/15/23	17,529	16,978
Cenovus Energy Inc.	5.700%	10/15/19	22,370	22,901
Cenovus Energy Inc.	3.000%	8/15/22	6,200	5,967
Chevron Corp.	2.193%	11/15/19	8,087	8,038
Chevron Corp.	1.961%	3/3/20	29,156	28,816
Chevron Corp.	1.991%	3/3/20	7,011	6,932
Chevron Corp.	2.427%	6/24/20	4,225	4,195
Chevron Corp.	2.419%	11/17/20	17,133	16,979
Chevron Corp.	2.100%	5/16/21	25,605	25,025
Chevron Corp.	2.411%	3/3/22	9,100	8,913
Chevron Corp.	2.498%	3/3/22	6,655	6,520
Chevron Corp.	2.355%	12/5/22	36,609	35,450
Chevron Corp.	2.566%	5/16/23	6,013	5,836
Chevron Corp.	3.191%	6/24/23	31,209	31,118
Columbia Pipeline Group Inc.	3.300%	6/1/20	8,825	8,792
ConocoPhillips Co.	2.400%	12/15/22	400	385
Continental Resources Inc.	4.500%	4/15/23	23,600	24,072
Devon Energy Corp.	4.000%	7/15/21	8,892	9,014

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Devon Energy Corp.	3.250%	5/15/22	13,912	13,699
Dominion Energy Gas Holdings LLC	2.500%	12/15/19	10,300	10,228
Dominion Energy Gas Holdings LLC	2.800%	11/15/20	8,057	7,936
Enbridge Energy Partners LP	5.200%	3/15/20	7,942	8,161
Enbridge Energy Partners LP	4.375%	10/15/20	8,410	8,495
Enbridge Energy Partners LP	4.200%	9/15/21	7,875	7,978
Enbridge Inc.	2.900%	7/15/22	11,950	11,648
Encana Corp.	3.900%	11/15/21	7,614	7,682
Energy Transfer Equity LP	4.250%	3/15/23	1,800	1,802
Energy Transfer LP	4.150%	10/1/20	4,573	4,631
Energy Transfer LP	4.650%	6/1/21	18,099	18,571
Energy Transfer LP	5.200%	2/1/22	11,417	11,913
Energy Transfer LP	3.600%	2/1/23	15,880	15,634
Energy Transfer Partners LP	4.200%	9/15/23	1,800	1,817
Enterprise Products Operating LLC	2.550%	10/15/19	15,798	15,718
Enterprise Products Operating LLC	5.250%	1/31/20	8,149	8,388
Enterprise Products Operating LLC	5.200%	9/1/20	9,005	9,354
Enterprise Products Operating LLC	2.800%	2/15/21	8,275	8,188
Enterprise Products Operating LLC	2.850%	4/15/21	9,622	9,525
Enterprise Products Operating LLC	4.050%	2/15/22	7,068	7,205
Enterprise Products Operating LLC	3.350%	3/15/23	25,010	24,847
1 Enterprise Products Operating LLC	4.875%	8/16/77	4,250	4,101
EOG Resources Inc.	2.450%	4/1/20	7,665	7,579
EOG Resources Inc.	4.400%	6/1/20	9,385	9,580
EOG Resources Inc.	4.100%	2/1/21	7,925	8,074
EOG Resources Inc.	2.625%	3/15/23	14,654	14,171
EQT Corp.	2.500%	10/1/20	8,000	7,833
EQT Corp.	4.875%	11/15/21	2,672	2,743
EQT Corp.	3.000%	10/1/22	12,700	12,275
EQT Midstream Partners LP	4.750%	7/15/23	2,000	2,021
Exxon Mobil Corp.	1.912%	3/6/20	24,230	23,962
Exxon Mobil Corp.	2.222%	3/1/21	29,352	28,873
Exxon Mobil Corp.	2.397%	3/6/22	15,381	15,067
Exxon Mobil Corp.	2.726%	3/1/23	17,205	16,915
Halliburton Co.	3.250%	11/15/21	4,447	4,463
Halliburton Co.	3.500%	8/1/23	17,204	17,237
Husky Energy Inc.	7.250%	12/15/19	9,611	10,092
Husky Energy Inc.	3.950%	4/15/22	8,039	8,116
Kinder Morgan Energy Partners LP	6.850%	2/15/20	6,850	7,167
Kinder Morgan Energy Partners LP	6.500%	4/1/20	8,270	8,664
Kinder Morgan Energy Partners LP	5.300%	9/15/20	5,855	6,023
Kinder Morgan Energy Partners LP	3.500%	3/1/21	13,351	13,348
Kinder Morgan Energy Partners LP	5.800%	3/1/21	5,000	5,268
Kinder Morgan Energy Partners LP	5.000%	10/1/21	13,287	13,819
Kinder Morgan Energy Partners LP	4.150%	3/1/22	3,400	3,462
Kinder Morgan Energy Partners LP	3.950%	9/1/22	11,800	11,923
Kinder Morgan Energy Partners LP	3.450%	2/15/23	5,659	5,563
Kinder Morgan Inc.	3.050%	12/1/19	27,187	27,208
Kinder Morgan Inc.	6.500%	9/15/20	3,978	4,197
Kinder Morgan Inc.	3.150%	1/15/23	11,160	10,885
Magellan Midstream Partners LP	4.250%	2/1/21	4,056	4,132
Marathon Oil Corp.	2.700%	6/1/20	6,160	6,088
Marathon Oil Corp.	2.800%	11/1/22	16,789	16,239
Marathon Petroleum Corp.	3.400%	12/15/20	13,492	13,511
Marathon Petroleum Corp.	5.125%	3/1/21	11,358	11,811
MPLX LP	5.500%	2/15/23	638	652
MPLX LP	3.375%	3/15/23	4,853	4,778
MPLX LP	4.500%	7/15/23	22,356	22,988
National Fuel Gas Co.	4.900%	12/1/21	5,839	5,992
National Fuel Gas Co.	3.750%	3/1/23	7,875	7,736
National Oilwell Varco Inc.	2.600%	12/1/22	18,163	17,381
Noble Energy Inc.	4.150%	12/15/21	15,054	15,298
Occidental Petroleum Corp.	4.100%	2/1/21	16,048	16,367
Occidental Petroleum Corp.	3.125%	2/15/22	11,185	11,087

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Occidental Petroleum Corp.	2.600%	4/15/22	10,420	10,182
Occidental Petroleum Corp.	2.700%	2/15/23	14,627	14,233
ONEOK Inc.	4.250%	2/1/22	10,733	10,914
ONEOK Partners LP	3.375%	10/1/22	15,490	15,211
Petro-Canada	9.250%	10/15/21	2,897	3,368
Phillips 66	4.300%	4/1/22	28,285	29,089
Phillips 66 Partners LP	2.646%	2/15/20	4,075	4,039
Pioneer Natural Resources Co.	7.500%	1/15/20	5,200	5,500
Pioneer Natural Resources Co.	3.450%	1/15/21	9,550	9,573
Pioneer Natural Resources Co.	3.950%	7/15/22	8,988	9,117
Plains All American Pipeline LP / PAA Finance Corp.	2.600%	12/15/19	6,085	6,037
Plains All American Pipeline LP / PAA Finance Corp.	5.750%	1/15/20	9,652	9,939
Plains All American Pipeline LP / PAA Finance Corp.	5.000%	2/1/21	8,184	8,398
Plains All American Pipeline LP / PAA Finance Corp.	3.650%	6/1/22	6,441	6,373
Plains All American Pipeline LP / PAA Finance Corp.	2.850%	1/31/23	4,900	4,646
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.750%	9/1/20	3,096	3,212
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.875%	3/1/22	17,835	18,926
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.000%	10/1/22	7,200	7,470
Sabine Pass Liquefaction LLC	5.625%	2/1/21	28,675	29,930
Sabine Pass Liquefaction LLC	6.250%	3/15/22	14,490	15,613
Sabine Pass Liquefaction LLC	5.625%	4/15/23	19,975	21,323
Shell International Finance BV	1.375%	9/12/19	18,900	18,640
Shell International Finance BV	4.300%	9/22/19	23,873	24,278
Shell International Finance BV	4.375%	3/25/20	11,005	11,254
Shell International Finance BV	2.125%	5/11/20	34,152	33,746
Shell International Finance BV	2.250%	11/10/20	17,918	17,654
Shell International Finance BV	1.875%	5/10/21	20,033	19,456
Shell International Finance BV	1.750%	9/12/21	11,118	10,717
Shell International Finance BV	2.375%	8/21/22	16,212	15,779
Shell International Finance BV	2.250%	1/6/23	12,801	12,314
Shell International Finance BV	3.400%	8/12/23	15,200	15,285
Southern Natural Gas Co. LLC / Southern Natural
Issuing Corp.	4.400%	6/15/21	3,120	3,182
Sunoco Logistics Partners Operations LP	4.400%	4/1/21	12,966	13,192
Sunoco Logistics Partners Operations LP	4.650%	2/15/22	3,200	3,290
TC Pipelines LP	4.650%	6/15/21	2,608	2,653
Total Capital Canada Ltd.	2.750%	7/15/23	13,510	13,157
Total Capital International SA	2.750%	6/19/21	15,881	15,760
Total Capital International SA	2.875%	2/17/22	12,340	12,222
Total Capital International SA	2.700%	1/25/23	16,409	15,999
Total Capital SA	4.450%	6/24/20	17,580	18,037
Total Capital SA	4.125%	1/28/21	10,330	10,583
Total Capital SA	4.250%	12/15/21	1,950	2,015
TransCanada PipeLines Ltd.	2.125%	11/15/19	4,356	4,313
TransCanada PipeLines Ltd.	3.800%	10/1/20	16,805	17,018
TransCanada PipeLines Ltd.	2.500%	8/1/22	24,970	24,060
Valero Energy Corp.	6.125%	2/1/20	10,727	11,135
Western Gas Partners LP	5.375%	6/1/21	5,652	5,848
Western Gas Partners LP	4.000%	7/1/22	6,463	6,402
Williams Cos. Inc.	5.250%	3/15/20	22,859	23,462
Williams Cos. Inc.	4.125%	11/15/20	7,212	7,312
Williams Cos. Inc.	4.000%	11/15/21	5,907	5,958
Williams Cos. Inc.	3.600%	3/15/22	12,551	12,524
Williams Cos. Inc.	3.350%	8/15/22	16,885	16,641
Williams Cos. Inc.	3.700%	1/15/23	1,800	1,782
Other Industrial (0.1%)
Cintas Corp. No 2	4.300%	6/1/21	2,015	2,043
Cintas Corp. No 2	2.900%	4/1/22	7,365	7,216
Cintas Corp. No 2	3.250%	6/1/22	3,225	3,198
Fluor Corp.	3.375%	9/15/21	5,000	5,050

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Technology (8.5%)
Adobe Systems Inc.	4.750%	2/1/20	4,585	4,700
Alphabet Inc.	3.625%	5/19/21	6,130	6,261
Amphenol Corp.	2.200%	4/1/20	10,178	10,020
Amphenol Corp.	3.125%	9/15/21	470	466
Amphenol Corp.	4.000%	2/1/22	5,494	5,594
Analog Devices Inc.	2.850%	3/12/20	7,500	7,463
Analog Devices Inc.	2.950%	1/12/21	25	25
Analog Devices Inc.	2.500%	12/5/21	6,420	6,236
Analog Devices Inc.	2.875%	6/1/23	9,875	9,550
Apple Inc.	1.500%	9/12/19	6,800	6,724
Apple Inc.	1.800%	11/13/19	15,400	15,265
Apple Inc.	1.550%	2/7/20	24,902	24,501
Apple Inc.	1.900%	2/7/20	17,976	17,781
Apple Inc.	2.000%	5/6/20	23,791	23,496
Apple Inc.	1.800%	5/11/20	17,800	17,514
Apple Inc.	2.000%	11/13/20	7,000	6,884
Apple Inc.	2.250%	2/23/21	32,633	32,147
Apple Inc.	2.850%	5/6/21	34,025	33,981
Apple Inc.	1.550%	8/4/21	9,025	8,685
Apple Inc.	2.150%	2/9/22	27,429	26,634
Apple Inc.	2.500%	2/9/22	20,371	20,031
Apple Inc.	2.300%	5/11/22	21,090	20,552
Apple Inc.	2.700%	5/13/22	19,462	19,235
Apple Inc.	2.100%	9/12/22	6,300	6,064
Apple Inc.	2.400%	1/13/23	12,125	11,802
Apple Inc.	2.850%	2/23/23	23,648	23,416
Apple Inc.	2.400%	5/3/23	76,345	73,826
Applied Materials Inc.	2.625%	10/1/20	5,386	5,337
Applied Materials Inc.	4.300%	6/15/21	12,140	12,534
Arrow Electronics Inc.	3.500%	4/1/22	4,806	4,738
Arrow Electronics Inc.	4.500%	3/1/23	4,000	4,052
Autodesk Inc.	3.125%	6/15/20	5,000	4,982
Autodesk Inc.	3.600%	12/15/22	3,043	3,027
Avnet Inc.	5.875%	6/15/20	4,089	4,252
Avnet Inc.	3.750%	12/1/21	5,175	5,155
Avnet Inc.	4.875%	12/1/22	5,325	5,495
Baidu Inc.	3.000%	6/30/20	6,550	6,502
Baidu Inc.	2.875%	7/6/22	16,775	16,209
Baidu Inc.	3.500%	11/28/22	10,199	10,070
Broadcom Corp.	2.500%	8/15/22	500	474
Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.375%	1/15/20	43,115	42,654
Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.200%	1/15/21	11,500	11,151
Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.000%	1/15/22	47,517	46,332
Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.650%	1/15/23	12,725	12,040
Broadridge Financial Solutions Inc.	3.950%	9/1/20	2,975	3,009
CA Inc.	5.375%	12/1/19	9,525	9,754
CA Inc.	3.600%	8/1/20	3,369	3,378
CA Inc.	3.600%	8/15/22	7,150	7,086
Cisco Systems Inc.	1.400%	9/20/19	12,858	12,697
Cisco Systems Inc.	4.450%	1/15/20	37,884	38,731
Cisco Systems Inc.	2.450%	6/15/20	20,254	20,130
Cisco Systems Inc.	2.200%	2/28/21	32,812	32,243
Cisco Systems Inc.	2.900%	3/4/21	8,950	8,939
Cisco Systems Inc.	1.850%	9/20/21	33,450	32,368
Cisco Systems Inc.	3.000%	6/15/22	2,930	2,922
Cisco Systems Inc.	2.600%	2/28/23	7,390	7,228
Corning Inc.	4.250%	8/15/20	2,000	2,032
Corning Inc.	2.900%	5/15/22	4,150	4,076
2 Dell International LLC / EMC Corp.	5.450%	6/15/23	49,995	52,514
2 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	4.420%	6/15/21	67,981	69,133
DXC Technology Co.	2.875%	3/27/20	9,945	9,872
Equifax Inc.	2.300%	6/1/21	5,475	5,270

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Equifax Inc.	3.600%	8/15/21	4,000	3,994
Equifax Inc.	3.300%	12/15/22	4,395	4,311
Equifax Inc.	3.950%	6/15/23	4,875	4,880
Fidelity National Information Services Inc.	3.625%	10/15/20	16,392	16,498
Fidelity National Information Services Inc.	2.250%	8/15/21	7,983	7,715
Fidelity National Information Services Inc.	4.500%	10/15/22	3,776	3,902
Fidelity National Information Services Inc.	3.500%	4/15/23	10,126	10,072
Fiserv Inc.	2.700%	6/1/20	17,202	17,056
Fiserv Inc.	4.625%	10/1/20	2,615	2,681
Fiserv Inc.	4.750%	6/15/21	1,075	1,113
Fiserv Inc.	3.500%	10/1/22	12,804	12,753
Flex Ltd.	4.625%	2/15/20	5,225	5,304
Flex Ltd.	5.000%	2/15/23	8,193	8,407
Hewlett Packard Enterprise Co.	3.600%	10/15/20	50,981	51,317
Hewlett Packard Enterprise Co.	4.400%	10/15/22	19,837	20,372
HP Inc.	3.750%	12/1/20	1,655	1,670
HP Inc.	4.300%	6/1/21	1,412	1,448
HP Inc.	4.375%	9/15/21	19,466	20,025
HP Inc.	4.650%	12/9/21	5,000	5,188
HP Inc.	4.050%	9/15/22	7,125	7,237
IBM Credit LLC	1.625%	9/6/19	10,900	10,787
IBM Credit LLC	1.800%	1/20/21	12,000	11,656
IBM Credit LLC	2.650%	2/5/21	14,600	14,465
IBM Credit LLC	2.200%	9/8/22	4,425	4,246
IBM Credit LLC	3.000%	2/6/23	8,625	8,524
Intel Corp.	1.850%	5/11/20	14,165	13,942
Intel Corp.	2.450%	7/29/20	27,754	27,574
Intel Corp.	1.700%	5/19/21	10,598	10,267
Intel Corp.	3.300%	10/1/21	19,320	19,489
Intel Corp.	2.350%	5/11/22	4,715	4,588
Intel Corp.	3.100%	7/29/22	13,924	13,900
Intel Corp.	2.700%	12/15/22	20,615	20,273
International Business Machines Corp.	8.375%	11/1/19	5,256	5,587
International Business Machines Corp.	1.900%	1/27/20	12,150	11,999
International Business Machines Corp.	1.625%	5/15/20	23,408	22,913
International Business Machines Corp.	2.250%	2/19/21	12,007	11,781
International Business Machines Corp.	2.900%	11/1/21	6,605	6,556
International Business Machines Corp.	2.500%	1/27/22	8,472	8,289
International Business Machines Corp.	1.875%	8/1/22	7,333	6,964
International Business Machines Corp.	2.875%	11/9/22	10,325	10,160
International Business Machines Corp.	3.375%	8/1/23	21,052	21,097
Jabil Inc.	5.625%	12/15/20	3,500	3,657
Jabil Inc.	4.700%	9/15/22	5,125	5,250
Juniper Networks Inc.	3.300%	6/15/20	3,175	3,167
Juniper Networks Inc.	4.600%	3/15/21	2,155	2,204
Keysight Technologies Inc.	3.300%	10/30/19	3,800	3,790
KLA-Tencor Corp.	4.125%	11/1/21	7,221	7,346
Lam Research Corp.	2.750%	3/15/20	6,130	6,092
Lam Research Corp.	2.800%	6/15/21	12,038	11,857
Marvell Technology Group Ltd.	4.200%	6/22/23	6,725	6,750
Maxim Integrated Products Inc.	3.375%	3/15/23	6,712	6,609
Microsoft Corp.	1.850%	2/6/20	24,270	24,000
Microsoft Corp.	1.850%	2/12/20	21,685	21,444
Microsoft Corp.	3.000%	10/1/20	18,603	18,747
Microsoft Corp.	2.000%	11/3/20	22,868	22,528
Microsoft Corp.	4.000%	2/8/21	753	776
Microsoft Corp.	1.550%	8/8/21	37,067	35,714
Microsoft Corp.	2.400%	2/6/22	25,940	25,498
Microsoft Corp.	2.375%	2/12/22	25,959	25,461
Microsoft Corp.	2.650%	11/3/22	15,807	15,563
Microsoft Corp.	2.125%	11/15/22	6,631	6,405
Microsoft Corp.	2.375%	5/1/23	13,500	13,086
Microsoft Corp.	2.000%	8/8/23	20,300	19,272
Motorola Solutions Inc.	3.500%	9/1/21	4,710	4,668

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Motorola Solutions Inc.	3.750%	5/15/22	11,363	11,329
Motorola Solutions Inc.	3.500%	3/1/23	8,000	7,787
NetApp Inc.	2.000%	9/27/19	7,150	7,073
NetApp Inc.	3.375%	6/15/21	5,925	5,888
NVIDIA Corp.	2.200%	9/16/21	14,860	14,451
Oracle Corp.	2.250%	10/8/19	30,342	30,214
Oracle Corp.	3.875%	7/15/20	15,128	15,414
Oracle Corp.	2.800%	7/8/21	15,885	15,825
Oracle Corp.	1.900%	9/15/21	64,534	62,440
Oracle Corp.	2.500%	5/15/22	34,611	33,883
Oracle Corp.	2.500%	10/15/22	36,429	35,417
Oracle Corp.	2.625%	2/15/23	17,553	17,112
Oracle Corp.	3.625%	7/15/23	9,125	9,258
QUALCOMM Inc.	2.250%	5/20/20	26,060	25,739
QUALCOMM Inc.	3.000%	5/20/22	20,421	20,161
QUALCOMM Inc.	2.600%	1/30/23	20,287	19,438
salesforce.com Inc.	3.250%	4/11/23	13,670	13,643
Seagate HDD Cayman	4.250%	3/1/22	10,150	10,201
Seagate HDD Cayman	4.750%	6/1/23	13,182	13,198
Tech Data Corp.	3.700%	2/15/22	7,405	7,300
Texas Instruments Inc.	1.750%	5/1/20	3,158	3,099
Texas Instruments Inc.	2.750%	3/12/21	17,420	17,332
Texas Instruments Inc.	1.850%	5/15/22	4,717	4,515
Texas Instruments Inc.	2.250%	5/1/23	4,710	4,524
Total System Services Inc.	3.800%	4/1/21	10,326	10,352
Total System Services Inc.	3.750%	6/1/23	8,826	8,755
Total System Services Inc.	4.000%	6/1/23	7,500	7,555
Trimble Inc.	4.150%	6/15/23	3,300	3,310
Tyco Electronics Group SA	4.875%	1/15/21	180	186
Tyco Electronics Group SA	3.500%	2/3/22	9,368	9,423
Verisk Analytics Inc.	5.800%	5/1/21	6,278	6,639
Verisk Analytics Inc.	4.125%	9/12/22	5,988	6,083
VMware Inc.	2.300%	8/21/20	16,880	16,545
VMware Inc.	2.950%	8/21/22	23,222	22,488
Xerox Corp.	5.625%	12/15/19	6,875	7,048
Xerox Corp.	2.800%	5/15/20	3,100	3,059
Xerox Corp.	3.500%	8/20/20	300	300
Xerox Corp.	2.750%	9/1/20	4,865	4,764
Xerox Corp.	4.500%	5/15/21	17,488	17,642
Xerox Corp.	3.625%	3/15/23	13,540	12,736
Xilinx Inc.	3.000%	3/15/21	7,416	7,378
Transportation (1.4%)
1 American Airlines 2013-2 Class A Pass Through Trust	4.950%	7/15/24	9,846	10,119
Burlington Northern Santa Fe LLC	4.700%	10/1/19	3,884	3,960
Burlington Northern Santa Fe LLC	3.450%	9/15/21	7,034	7,078
Burlington Northern Santa Fe LLC	3.050%	3/15/22	10,233	10,163
Burlington Northern Santa Fe LLC	3.050%	9/1/22	11,450	11,358
Burlington Northern Santa Fe LLC	3.000%	3/15/23	10,035	9,890
Canadian National Railway Co.	2.400%	2/3/20	4,000	3,971
Canadian National Railway Co.	2.850%	12/15/21	5,125	5,068
Canadian Pacific Railway Co.	9.450%	8/1/21	2,250	2,609
Canadian Pacific Railway Co.	4.450%	3/15/23	4,350	4,511
1 Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	4,997	5,286
1 Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	5/10/21	2,306	2,399
1 Continental Airlines 2010-1 Class A Pass Through Trust	4.750%	7/12/22	1,604	1,636
CSX Corp.	3.700%	10/30/20	4,632	4,664
CSX Corp.	4.250%	6/1/21	6,115	6,253
1 Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	4,084	4,465
1 Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	6/17/21	1,307	1,368
1 Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	11/23/20	1,066	1,071

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	1,164	1,184
Delta Air Lines Inc.	2.875%	3/13/20	5,150	5,113
Delta Air Lines Inc.	2.600%	12/4/20	14,900	14,599
Delta Air Lines Inc.	3.400%	4/19/21	8,200	8,151
Delta Air Lines Inc.	3.625%	3/15/22	13,900	13,754
Delta Air Lines Inc.	3.800%	4/19/23	8,000	7,917
FedEx Corp.	2.300%	2/1/20	3,415	3,390
FedEx Corp.	2.625%	8/1/22	8,830	8,583
JB Hunt Transport Services Inc.	3.300%	8/15/22	4,900	4,867
Norfolk Southern Corp.	3.250%	12/1/21	10,374	10,348
Norfolk Southern Corp.	3.000%	4/1/22	6,275	6,208
Norfolk Southern Corp.	2.903%	2/15/23	11,438	11,202
Norfolk Southern Railway Co.	9.750%	6/15/20	1,980	2,205
1 Northwest Airlines 2007-1 Class A Pass Through Trust	7.027%	5/1/21	1,415	1,468
Ryder System Inc.	2.450%	9/3/19	4,840	4,807
Ryder System Inc.	2.650%	3/2/20	7,500	7,436
Ryder System Inc.	2.500%	5/11/20	5,100	5,037
Ryder System Inc.	2.875%	9/1/20	4,896	4,860
Ryder System Inc.	3.500%	6/1/21	1,000	1,003
Ryder System Inc.	2.250%	9/1/21	4,490	4,327
Ryder System Inc.	3.450%	11/15/21	250	249
Ryder System Inc.	2.800%	3/1/22	8,475	8,283
Ryder System Inc.	2.500%	9/1/22	2,435	2,340
Ryder System Inc.	3.400%	3/1/23	4,750	4,713
Ryder System Inc.	3.750%	6/9/23	7,150	7,213
Southwest Airlines Co.	2.750%	11/6/19	4,040	4,027
Southwest Airlines Co.	2.650%	11/5/20	5,609	5,541
Southwest Airlines Co.	2.750%	11/16/22	5,700	5,550
Union Pacific Corp.	2.250%	6/19/20	3,400	3,354
Union Pacific Corp.	4.000%	2/1/21	3,904	3,977
Union Pacific Corp.	3.200%	6/8/21	13,220	13,234
Union Pacific Corp.	4.163%	7/15/22	9,655	9,963
Union Pacific Corp.	2.950%	1/15/23	6,387	6,280
Union Pacific Corp.	2.750%	4/15/23	2,125	2,062
Union Pacific Corp.	3.500%	6/8/23	10,300	10,350
United Parcel Service Inc.	3.125%	1/15/21	16,391	16,452
United Parcel Service Inc.	2.050%	4/1/21	10,325	10,079
United Parcel Service Inc.	2.350%	5/16/22	14,662	14,232
United Parcel Service Inc.	2.450%	10/1/22	12,869	12,490
United Parcel Service Inc.	2.500%	4/1/23	19,200	18,590
United Parcel Service of America Inc.	8.375%	4/1/20	2,515	2,719
				14,231,581
Utilities (4.2%)
Electric (3.9%)
AEP Texas Inc.	2.400%	10/1/22	5,375	5,157
Alabama Power Co.	2.450%	3/30/22	8,425	8,164
Ameren Corp.	2.700%	11/15/20	4,852	4,779
Ameren Illinois Co.	2.700%	9/1/22	6,835	6,689
American Electric Power Co. Inc.	2.150%	11/13/20	6,990	6,834
American Electric Power Co. Inc.	2.950%	12/15/22	7,151	6,980
Appalachian Power Co.	4.600%	3/30/21	4,500	4,614
Baltimore Gas & Electric Co.	3.500%	11/15/21	5,447	5,480
Baltimore Gas & Electric Co.	3.350%	7/1/23	4,800	4,784
Berkshire Hathaway Energy Co.	2.400%	2/1/20	5,030	4,980
Berkshire Hathaway Energy Co.	2.375%	1/15/21	6,630	6,512
Berkshire Hathaway Energy Co.	2.800%	1/15/23	5,900	5,749
CenterPoint Energy Houston Electric LLC	1.850%	6/1/21	8,000	7,709
CenterPoint Energy Houston Electric LLC	2.250%	8/1/22	2,987	2,869
CenterPoint Energy Inc.	2.500%	9/1/22	7,675	7,373
CMS Energy Corp.	6.250%	2/1/20	2,859	2,967
CMS Energy Corp.	5.050%	3/15/22	4,290	4,496
Commonwealth Edison Co.	4.000%	8/1/20	2,625	2,663
Commonwealth Edison Co.	3.400%	9/1/21	7,100	7,134

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Connecticut Light & Power Co.	2.500%	1/15/23	5,000	4,833
Consolidated Edison Co. of New York Inc.	4.450%	6/15/20	2,750	2,809
Consolidated Edison Inc.	2.000%	3/15/20	8,834	8,691
Consolidated Edison Inc.	2.000%	5/15/21	6,750	6,542
Constellation Energy Group Inc.	5.150%	12/1/20	7,082	7,277
Consumers Energy Co.	6.700%	9/15/19	5,313	5,511
Consumers Energy Co.	5.650%	4/15/20	2,875	2,994
Consumers Energy Co.	2.850%	5/15/22	8,444	8,345
Consumers Energy Co.	3.375%	8/15/23	3,795	3,808
Dominion Energy Inc.	2.500%	12/1/19	8,421	8,369
Dominion Energy Inc.	2.579%	7/1/20	13,801	13,594
Dominion Energy Inc.	4.450%	3/15/21	8,809	8,995
Dominion Energy Inc.	4.104%	4/1/21	5,350	5,403
Dominion Energy Inc.	2.000%	8/15/21	7,610	7,293
Dominion Energy Inc.	2.750%	1/15/22	4,400	4,294
Dominion Energy Inc.	2.750%	9/15/22	750	723
DTE Electric Co.	3.450%	10/1/20	5,365	5,388
DTE Energy Co.	1.500%	10/1/19	5,120	5,036
DTE Energy Co.	2.400%	12/1/19	7,920	7,846
DTE Energy Co.	3.300%	6/15/22	4,470	4,420
DTE Energy Co.	3.700%	8/1/23	8,200	8,238
Duke Energy Carolinas LLC	4.300%	6/15/20	3,325	3,387
Duke Energy Carolinas LLC	3.900%	6/15/21	5,725	5,824
Duke Energy Carolinas LLC	2.500%	3/15/23	7,229	6,995
Duke Energy Carolinas LLC	3.050%	3/15/23	7,100	7,036
Duke Energy Corp.	5.050%	9/15/19	7,970	8,128
Duke Energy Corp.	1.800%	9/1/21	19,370	18,518
Duke Energy Corp.	3.550%	9/15/21	8,055	8,115
Duke Energy Corp.	2.400%	8/15/22	7,950	7,648
Duke Energy Corp.	3.050%	8/15/22	3,728	3,681
1 Duke Energy Florida LLC	2.100%	12/15/19	2,813	2,798
Duke Energy Florida LLC	3.100%	8/15/21	3,485	3,476
Duke Energy Indiana LLC	3.750%	7/15/20	2,418	2,446
Duke Energy Progress LLC	3.000%	9/15/21	2,950	2,935
Duke Energy Progress LLC	2.800%	5/15/22	7,920	7,817
Duke Energy Progress LLC	3.375%	9/1/23	3,500	3,512
Edison International	2.125%	4/15/20	7,550	7,400
Edison International	2.400%	9/15/22	5,375	5,101
Edison International	2.950%	3/15/23	3,500	3,354
Emera US Finance LP	2.700%	6/15/21	5,529	5,375
Entergy Arkansas Inc.	3.750%	2/15/21	4,567	4,618
Entergy Corp.	5.125%	9/15/20	3,825	3,935
Entergy Corp.	4.000%	7/15/22	8,974	9,106
Eversource Energy	4.500%	11/15/19	2,932	2,976
Eversource Energy	2.500%	3/15/21	7,425	7,282
Eversource Energy	2.750%	3/15/22	8,550	8,320
Eversource Energy	2.800%	5/1/23	7,525	7,229
Exelon Corp.	2.850%	6/15/20	14,295	14,176
Exelon Corp.	2.450%	4/15/21	4,075	3,962
Exelon Corp.	3.497%	6/1/22	12,345	12,183
Exelon Generation Co. LLC	5.200%	10/1/19	8,110	8,286
Exelon Generation Co. LLC	2.950%	1/15/20	17,479	17,305
Exelon Generation Co. LLC	4.000%	10/1/20	10,521	10,614
Exelon Generation Co. LLC	3.400%	3/15/22	6,640	6,586
Exelon Generation Co. LLC	4.250%	6/15/22	7,699	7,848
FirstEnergy Corp.	2.850%	7/15/22	9,375	9,101
FirstEnergy Corp.	4.250%	3/15/23	12,250	12,494
Florida Power & Light Co.	2.750%	6/1/23	7,585	7,408
Fortis Inc.	2.100%	10/4/21	11,618	11,111
Georgia Power Co.	4.250%	12/1/19	8,775	8,894
Georgia Power Co.	2.000%	3/30/20	9,830	9,548
Georgia Power Co.	2.000%	9/8/20	4,020	3,925
Georgia Power Co.	2.400%	4/1/21	5,578	5,448
Georgia Power Co.	2.850%	5/15/22	3,800	3,708

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Great Plains Energy Inc.	4.850%	6/1/21	4,630	4,733
ITC Holdings Corp.	2.700%	11/15/22	8,175	7,879
Kansas City Power & Light Co.	3.150%	3/15/23	4,225	4,149
Kentucky Utilities Co.	3.250%	11/1/20	3,925	3,925
LG&E & KU Energy LLC	3.750%	11/15/20	6,400	6,433
National Rural Utilities Cooperative Finance Corp.	1.500%	11/1/19	6,960	6,850
National Rural Utilities Cooperative Finance Corp.	2.300%	11/15/19	2,415	2,395
National Rural Utilities Cooperative Finance Corp.	2.000%	1/27/20	7,620	7,519
National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	4,950	4,886
National Rural Utilities Cooperative Finance Corp.	2.300%	11/1/20	2,859	2,805
National Rural Utilities Cooperative Finance Corp.	2.900%	3/15/21	6,675	6,640
National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	8,292	8,258
National Rural Utilities Cooperative Finance Corp.	2.400%	4/25/22	6,930	6,703
National Rural Utilities Cooperative Finance Corp.	2.300%	9/15/22	1,150	1,108
National Rural Utilities Cooperative Finance Corp.	2.700%	2/15/23	7,770	7,580
1 National Rural Utilities Cooperative Finance Corp.	4.750%	4/30/43	4,025	4,054
Nevada Power Co.	2.750%	4/15/20	11,000	10,946
NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	7,800	7,753
NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	5,909	5,890
NextEra Energy Capital Holdings Inc.	4.500%	6/1/21	4,065	4,166
NextEra Energy Capital Holdings Inc.	2.800%	1/15/23	3,705	3,591
Northern States Power Co.	2.200%	8/15/20	3,200	3,152
Northern States Power Co.	2.150%	8/15/22	2,875	2,755
Northern States Power Co.	2.600%	5/15/23	6,440	6,243
NV Energy Inc.	6.250%	11/15/20	3,150	3,336
Ohio Power Co.	5.375%	10/1/21	6,015	6,382
Oncor Electric Delivery Co. LLC	4.100%	6/1/22	5,093	5,225
Oncor Electric Delivery Co. LLC	7.000%	9/1/22	9,161	10,368
Pacific Gas & Electric Co.	3.500%	10/1/20	9,259	9,247
Pacific Gas & Electric Co.	4.250%	5/15/21	4,362	4,432
Pacific Gas & Electric Co.	2.450%	8/15/22	6,235	5,915
Pacific Gas & Electric Co.	3.250%	6/15/23	6,025	5,833
2 Pacific Gas & Electric Co.	4.250%	8/1/23	6,000	6,035
PacifiCorp	3.850%	6/15/21	4,502	4,580
PacifiCorp	2.950%	2/1/22	6,387	6,330
PacifiCorp	2.950%	6/1/23	3,500	3,432
PECO Energy Co.	1.700%	9/15/21	4,225	4,029
PECO Energy Co.	2.375%	9/15/22	1,875	1,810
Pinnacle West Capital Corp.	2.250%	11/30/20	4,825	4,711
PNM Resources Inc.	3.250%	3/9/21	4,400	4,372
PPL Capital Funding Inc.	4.200%	6/15/22	7,855	7,998
PPL Capital Funding Inc.	3.500%	12/1/22	4,220	4,202
PPL Capital Funding Inc.	3.400%	6/1/23	8,150	8,021
PPL Electric Utilities Corp.	3.000%	9/15/21	4,400	4,366
Progress Energy Inc.	4.875%	12/1/19	6,171	6,301
Progress Energy Inc.	4.400%	1/15/21	4,625	4,717
Progress Energy Inc.	3.150%	4/1/22	6,087	6,007
PSEG Power LLC	5.125%	4/15/20	4,280	4,398
PSEG Power LLC	3.000%	6/15/21	6,977	6,898
PSEG Power LLC	3.850%	6/1/23	10,550	10,556
Public Service Co. of Colorado	3.200%	11/15/20	3,175	3,175
Public Service Co. of Colorado	2.250%	9/15/22	5,835	5,613
Public Service Co. of Oklahoma	5.150%	12/1/19	1,372	1,405
Public Service Electric & Gas Co.	1.900%	3/15/21	8,350	8,108
Public Service Electric & Gas Co.	2.375%	5/15/23	7,320	7,022
Public Service Enterprise Group Inc.	1.600%	11/15/19	7,617	7,490
Public Service Enterprise Group Inc.	2.000%	11/15/21	3,450	3,286
Public Service Enterprise Group Inc.	2.650%	11/15/22	4,570	4,408
Puget Energy Inc.	6.500%	12/15/20	6,400	6,813
Puget Energy Inc.	6.000%	9/1/21	6,776	7,211
Puget Energy Inc.	5.625%	7/15/22	7,975	8,483
San Diego Gas & Electric Co.	3.000%	8/15/21	3,431	3,418
South Carolina Electric & Gas Co.	3.500%	8/15/21	3,000	2,996
Southern California Edison Co.	2.900%	3/1/21	2,600	2,574

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Southern California Edison Co.	3.875%	6/1/21	4,660	4,728
1	Southern California Edison Co.	1.845%	2/1/22	1,387	1,350
	Southern California Edison Co.	2.400%	2/1/22	4,350	4,206
	Southern California Edison Co.	3.400%	6/1/23	7,250	7,235
	Southern Co.	2.150%	9/1/19	5,875	5,829
	Southern Co.	2.750%	6/15/20	9,796	9,711
	Southern Co.	2.350%	7/1/21	18,599	18,029
	Southern Co.	2.950%	7/1/23	15,771	15,208
1	Southern Co.	5.500%	3/15/57	5,925	6,036
	Southern Power Co.	1.950%	12/15/19	8,625	8,500
	Southern Power Co.	2.375%	6/1/20	2,460	2,426
	Southern Power Co.	2.500%	12/15/21	5,450	5,273
	TECO Finance Inc.	5.150%	3/15/20	4,825	4,946
	TransAlta Corp.	4.500%	11/15/22	4,544	4,496
	UIL Holdings Corp.	4.625%	10/1/20	1,220	1,243
	Virginia Electric & Power Co.	2.950%	1/15/22	4,520	4,461
	Virginia Electric & Power Co.	3.450%	9/1/22	4,895	4,904
	Virginia Electric & Power Co.	2.750%	3/15/23	11,617	11,333
	WEC Energy Group Inc.	2.450%	6/15/20	4,613	4,567
	WEC Energy Group Inc.	3.375%	6/15/21	7,250	7,283
	Wisconsin Electric Power Co.	2.950%	9/15/21	2,870	2,849
	Xcel Energy Inc.	4.700%	5/15/20	4,640	4,733
	Xcel Energy Inc.	2.400%	3/15/21	9,995	9,743
	Xcel Energy Inc.	2.600%	3/15/22	3,900	3,805
	Natural Gas (0.3%)
	CenterPoint Energy Resources Corp.	4.500%	1/15/21	5,251	5,356
	CenterPoint Energy Resources Corp.	3.550%	4/1/23	3,850	3,829
	NiSource Finance Corp.	2.650%	11/17/22	5,400	5,194
2	NiSource Inc.	3.650%	6/15/23	6,000	6,003
	Sempra Energy	1.625%	10/7/19	6,918	6,814
	Sempra Energy	2.400%	2/1/20	11,450	11,307
	Sempra Energy	2.400%	3/15/20	9,969	9,833
	Sempra Energy	2.850%	11/15/20	5,572	5,496
	Sempra Energy	2.875%	10/1/22	9,331	9,092
	Sempra Energy	2.900%	2/1/23	5,075	4,932
	Sempra Energy	4.050%	12/1/23	300	303
	Southern Co. Gas Capital Corp.	3.500%	9/15/21	5,300	5,276

					1,124,196

Total Corporate Bonds (Cost $26,872,622)					26,467,797

Taxable Municipal Bonds (0.0%)
	Emory University Georgia GO	5.625%	9/1/19	1,980	2,029

Total Taxable Municipal Bonds (Cost $2,054)					2,029

				Shares

Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
4	Vanguard Market Liquidity Fund (Cost
	$42,716)	2.153%		427,159	42,725

Total Investments (99.4%) (Cost $26,992,400)					26,587,562
Other Assets and Liabilities—Net (0.6%)					162,721

Net Assets (100%)					26,750,283

1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2018, the aggregate value of these securities was $360,386,000, representing 1.3% of net assets.
3 Securities with a value of $4,065,000 have been segregated as initial margin for open futures contracts.

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (0.3%)
U.S. Government Securities (0.3%)
	United States Treasury Note/Bond	2.750%	7/31/23	4,515	4,515
	United States Treasury Note/Bond	2.875%	8/15/28	56,985	57,029

Total U.S. Government and Agency Obligations (Cost $61,635)					61,544

Corporate Bonds (98.8%)
Finance (36.2%)
	Banking (25.1%)
	American Express Co.	3.000%	10/30/24	30,694	29,489
	American Express Co.	3.625%	12/5/24	10,652	10,547
	American Express Credit Corp.	3.300%	5/3/27	20,936	20,407
	Associated Banc-Corp	4.250%	1/15/25	500	502
	Australia & New Zealand Banking Group Ltd.	3.700%	11/16/25	7,350	7,310
	Banco Santander SA	5.179%	11/19/25	16,510	16,800
	Banco Santander SA	4.250%	4/11/27	19,152	18,409
	Banco Santander SA	3.800%	2/23/28	9,865	9,096
	Banco Santander SA	4.379%	4/12/28	20,260	19,540
	Bank of America Corp.	4.125%	1/22/24	31,612	32,262
	Bank of America Corp.	4.000%	4/1/24	33,099	33,561
	Bank of America Corp.	4.200%	8/26/24	35,987	36,214
	Bank of America Corp.	4.000%	1/22/25	33,726	33,284
	Bank of America Corp.	3.950%	4/21/25	41,007	40,264
	Bank of America Corp.	3.875%	8/1/25	9,401	9,406
1	Bank of America Corp.	3.093%	10/1/25	27,858	26,628
1	Bank of America Corp.	3.366%	1/23/26	25,750	24,870
	Bank of America Corp.	4.450%	3/3/26	30,356	30,441
	Bank of America Corp.	3.500%	4/19/26	40,729	39,621
	Bank of America Corp.	6.220%	9/15/26	750	836
	Bank of America Corp.	4.250%	10/22/26	33,369	33,060
	Bank of America Corp.	3.248%	10/21/27	39,614	37,105
	Bank of America Corp.	4.183%	11/25/27	26,345	25,805
1	Bank of America Corp.	3.824%	1/20/28	31,025	30,366
1	Bank of America Corp.	3.705%	4/24/28	26,350	25,513
1	Bank of America Corp.	3.593%	7/21/28	33,612	32,194
	Bank of America Corp.	3.419%	12/20/28	96,994	91,671
1	Bank of America Corp.	3.970%	3/5/29	23,400	23,026
1	Bank of America Corp.	4.271%	7/23/29	36,900	37,151
1	Bank of Montreal	3.803%	12/15/32	9,350	8,768
	Bank of New York Mellon Corp.	3.650%	2/4/24	11,608	11,692
	Bank of New York Mellon Corp.	3.400%	5/15/24	6,368	6,326
	Bank of New York Mellon Corp.	3.250%	9/11/24	9,028	8,902
	Bank of New York Mellon Corp.	3.000%	2/24/25	10,704	10,345
	Bank of New York Mellon Corp.	3.950%	11/18/25	5,052	5,164
	Bank of New York Mellon Corp.	2.800%	5/4/26	7,817	7,403
	Bank of New York Mellon Corp.	2.450%	8/17/26	12,033	11,048
	Bank of New York Mellon Corp.	3.250%	5/16/27	15,028	14,566
	Bank of New York Mellon Corp.	3.400%	1/29/28	17,830	17,483
1	Bank of New York Mellon Corp.	3.442%	2/7/28	12,020	11,733
	Bank of Nova Scotia	4.500%	12/16/25	18,715	18,869
	Bank One Corp.	7.625%	10/15/26	7,020	8,563
	Bank One Corp.	8.000%	4/29/27	8,810	11,088
	Barclays Bank plc	3.750%	5/15/24	1,600	1,586
	Barclays plc	3.650%	3/16/25	31,677	29,969
	Barclays plc	4.375%	1/12/26	29,358	28,616
	Barclays plc	4.337%	1/10/28	12,300	11,727
1	Barclays plc	4.972%	5/16/29	26,900	26,808
	BB&T Corp.	2.850%	10/26/24	17,233	16,563
	BB&T Corp.	3.700%	6/5/25	13,275	13,300
	BNP Paribas SA	4.250%	10/15/24	10,718	10,691
	BPCE SA	4.000%	4/15/24	20,036	20,280
	BPCE SA	3.375%	12/2/26	4,995	4,732
2	BPCE SA	3.250%	1/11/28	3,975	3,684

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Branch Banking & Trust Co.	3.625%	9/16/25	20,044	19,822
Branch Banking & Trust Co.	3.800%	10/30/26	10,082	10,078
Capital One Financial Corp.	3.750%	4/24/24	11,066	10,867
Capital One Financial Corp.	3.300%	10/30/24	21,547	20,686
Capital One Financial Corp.	3.200%	2/5/25	12,470	11,838
Capital One Financial Corp.	4.250%	4/30/25	10,900	10,951
Capital One Financial Corp.	4.200%	10/29/25	21,325	21,044
Capital One Financial Corp.	3.750%	7/28/26	21,538	20,247
Capital One Financial Corp.	3.750%	3/9/27	20,997	20,000
Capital One Financial Corp.	3.800%	1/31/28	14,730	14,014
Citigroup Inc.	3.875%	10/25/23	15,184	15,314
Citigroup Inc.	3.750%	6/16/24	10,477	10,450
Citigroup Inc.	4.000%	8/5/24	7,196	7,173
Citigroup Inc.	3.875%	3/26/25	18,933	18,481
Citigroup Inc.	3.300%	4/27/25	11,498	11,087
Citigroup Inc.	4.400%	6/10/25	28,822	28,911
Citigroup Inc.	5.500%	9/13/25	22,513	23,973
Citigroup Inc.	3.700%	1/12/26	34,491	33,566
Citigroup Inc.	4.600%	3/9/26	19,863	20,031
Citigroup Inc.	3.400%	5/1/26	27,828	26,530
Citigroup Inc.	3.200%	10/21/26	38,707	36,329
Citigroup Inc.	4.300%	11/20/26	14,476	14,302
Citigroup Inc.	4.450%	9/29/27	70,850	70,244
1 Citigroup Inc.	3.887%	1/10/28	40,205	39,006
Citigroup Inc.	6.625%	1/15/28	1,075	1,241
1 Citigroup Inc.	3.668%	7/24/28	31,650	30,284
Citigroup Inc.	4.125%	7/25/28	11,622	11,244
1 Citigroup Inc.	3.520%	10/27/28	39,548	37,390
1 Citigroup Inc.	4.075%	4/23/29	19,505	19,289
Citizens Financial Group Inc.	4.300%	12/3/25	9,199	9,139
Comerica Bank	4.000%	7/27/25	3,900	3,864
Comerica Inc.	3.800%	7/22/26	159	155
Compass Bank	3.875%	4/10/25	9,573	9,274
Cooperatieve Rabobank UA	4.625%	12/1/23	27,656	28,128
Cooperatieve Rabobank UA	3.375%	5/21/25	11,320	11,079
Cooperatieve Rabobank UA	4.375%	8/4/25	15,933	15,828
Cooperatieve Rabobank UA	3.750%	7/21/26	22,806	21,746
Credit Suisse AG	3.625%	9/9/24	46,209	45,656
2 Credit Suisse Group AG	3.574%	1/9/23	3,250	3,205
2 Credit Suisse Group AG	4.282%	1/9/28	5,300	5,226
Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	24,292	23,527
Credit Suisse Group Funding Guernsey Ltd.	4.550%	4/17/26	26,935	27,270
Deutsche Bank AG	3.700%	5/30/24	26,719	25,238
Deutsche Bank AG	4.100%	1/13/26	3,928	3,755
Deutsche Bank AG/London	3.700%	5/30/24	900	850
Discover Bank	4.250%	3/13/26	3,918	3,877
Discover Bank	3.450%	7/27/26	19,128	17,968
Discover Financial Services	3.950%	11/6/24	5,478	5,369
Discover Financial Services	3.750%	3/4/25	9,949	9,551
Discover Financial Services	4.100%	2/9/27	10,918	10,565
Fifth Third Bancorp	4.300%	1/16/24	14,063	14,329
Fifth Third Bancorp	3.950%	3/14/28	8,230	8,149
Fifth Third Bank	3.950%	7/28/25	5,700	5,738
Fifth Third Bank	3.850%	3/15/26	12,852	12,576
FirstMerit Bank NA	4.270%	11/25/26	450	447
Goldman Sachs Group Inc.	4.000%	3/3/24	37,291	37,621
Goldman Sachs Group Inc.	3.850%	7/8/24	37,477	37,379
Goldman Sachs Group Inc.	3.500%	1/23/25	40,911	39,867
Goldman Sachs Group Inc.	3.750%	5/22/25	31,746	31,215
1 Goldman Sachs Group Inc.	3.272%	9/29/25	34,410	33,054
Goldman Sachs Group Inc.	4.250%	10/21/25	31,870	31,780
Goldman Sachs Group Inc.	3.750%	2/25/26	25,751	25,150
Goldman Sachs Group Inc.	3.500%	11/16/26	29,267	27,905
Goldman Sachs Group Inc.	5.950%	1/15/27	12,877	14,216

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Goldman Sachs Group Inc.	3.850%	1/26/27	43,852	42,818
1 Goldman Sachs Group Inc.	3.691%	6/5/28	25,175	24,073
1 Goldman Sachs Group Inc.	3.814%	4/23/29	44,975	43,104
1 Goldman Sachs Group Inc.	4.223%	5/1/29	43,125	42,776
HSBC Holdings plc	4.250%	3/14/24	30,562	30,552
HSBC Holdings plc	4.250%	8/18/25	27,299	27,159
HSBC Holdings plc	4.300%	3/8/26	44,460	44,984
HSBC Holdings plc	3.900%	5/25/26	35,939	35,382
HSBC Holdings plc	4.375%	11/23/26	18,888	18,757
1 HSBC Holdings plc	4.041%	3/13/28	30,810	30,123
1 HSBC Holdings plc	4.583%	6/19/29	42,825	43,489
HSBC USA Inc.	3.500%	6/23/24	10,071	9,941
Huntington Bancshares Inc.	4.000%	5/15/25	6,725	6,761
Huntington National Bank	3.550%	10/6/23	3,000	2,988
ING Groep NV	3.950%	3/29/27	22,160	21,740
Intesa Sanpaolo SPA	5.250%	1/12/24	9,487	9,366
2 Intesa Sanpaolo SPA	3.875%	1/12/28	2,700	2,291
JPMorgan Chase & Co.	3.875%	2/1/24	25,680	26,011
JPMorgan Chase & Co.	3.625%	5/13/24	35,955	35,963
JPMorgan Chase & Co.	3.875%	9/10/24	51,491	51,151
JPMorgan Chase & Co.	3.125%	1/23/25	26,855	25,841
1 JPMorgan Chase & Co.	3.220%	3/1/25	20,565	20,012
JPMorgan Chase & Co.	3.900%	7/15/25	41,904	42,013
JPMorgan Chase & Co.	3.300%	4/1/26	41,880	40,310
JPMorgan Chase & Co.	3.200%	6/15/26	29,790	28,467
JPMorgan Chase & Co.	2.950%	10/1/26	47,715	44,426
JPMorgan Chase & Co.	4.125%	12/15/26	32,832	32,760
JPMorgan Chase & Co.	4.250%	10/1/27	19,111	19,102
JPMorgan Chase & Co.	3.625%	12/1/27	5,605	5,329
1 JPMorgan Chase & Co.	3.782%	2/1/28	44,961	43,965
1 JPMorgan Chase & Co.	3.540%	5/1/28	19,775	18,966
1 JPMorgan Chase & Co.	3.509%	1/23/29	23,600	22,476
1 JPMorgan Chase & Co.	4.005%	4/23/29	51,500	51,048
1 JPMorgan Chase & Co.	4.203%	7/23/29	16,175	16,236
KeyBank NA	3.300%	6/1/25	6,900	6,714
KeyBank NA	3.400%	5/20/26	10,836	10,348
KeyBank NA	6.950%	2/1/28	2,864	3,454
KeyCorp	4.100%	4/30/28	8,150	8,178
Lloyds Banking Group plc	4.500%	11/4/24	15,464	15,343
Lloyds Banking Group plc	4.450%	5/8/25	17,350	17,437
Lloyds Banking Group plc	4.582%	12/10/25	19,826	19,555
Lloyds Banking Group plc	4.650%	3/24/26	10,411	10,264
Lloyds Banking Group plc	3.750%	1/11/27	18,716	17,752
Lloyds Banking Group plc	4.375%	3/22/28	23,680	23,279
Lloyds Banking Group plc	4.550%	8/16/28	17,000	16,911
1 Lloyds Banking Group plc	3.574%	11/7/28	29,000	26,760
Manufacturers & Traders Trust Co.	2.900%	2/6/25	12,400	11,923
Manufacturers & Traders Trust Co.	3.400%	8/17/27	5,315	5,153
Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	8,300	7,851
Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	16,989	16,929
Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	31,315	31,042
Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	7,550	6,943
Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	14,140	13,869
Mitsubishi UFJ Financial Group Inc.	3.287%	7/25/27	20,300	19,305
Mitsubishi UFJ Financial Group Inc.	3.961%	3/2/28	22,284	22,188
Mizuho Financial Group Inc.	2.839%	9/13/26	6,375	5,885
Mizuho Financial Group Inc.	3.663%	2/28/27	3,400	3,322
Mizuho Financial Group Inc.	3.170%	9/11/27	20,560	19,240
Mizuho Financial Group Inc.	4.018%	3/5/28	16,200	16,190
Morgan Stanley	3.875%	4/29/24	42,647	42,829
Morgan Stanley	3.700%	10/23/24	37,231	36,948
Morgan Stanley	4.000%	7/23/25	36,066	36,181
Morgan Stanley	5.000%	11/24/25	34,518	35,880
Morgan Stanley	3.875%	1/27/26	39,568	39,114

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Morgan Stanley	3.125%	7/27/26	43,170	40,449
Morgan Stanley	6.250%	8/9/26	10,950	12,398
Morgan Stanley	4.350%	9/8/26	33,619	33,426
Morgan Stanley	3.625%	1/20/27	44,900	43,289
Morgan Stanley	3.950%	4/23/27	32,395	31,185
1 Morgan Stanley	3.591%	7/22/28	46,980	44,722
1 Morgan Stanley	3.772%	1/24/29	36,300	35,033
MUFG Americas Holdings Corp.	3.000%	2/10/25	5,894	5,635
National Australia Bank Ltd.	3.375%	1/14/26	9,935	9,625
National Australia Bank Ltd.	2.500%	7/12/26	17,057	15,492
Northern Trust Corp.	3.950%	10/30/25	11,036	11,245
Northern Trust Corp.	3.650%	8/3/28	3,325	3,337
1 Northern Trust Corp.	3.375%	5/8/32	3,175	2,991
People's United Bank NA	4.000%	7/15/24	3,287	3,272
PNC Bank NA	3.300%	10/30/24	8,260	8,129
PNC Bank NA	2.950%	2/23/25	9,616	9,239
PNC Bank NA	3.250%	6/1/25	13,444	13,136
PNC Bank NA	4.200%	11/1/25	7,267	7,452
PNC Bank NA	3.100%	10/25/27	14,450	13,776
PNC Bank NA	3.250%	1/22/28	10,060	9,668
PNC Bank NA	4.050%	7/26/28	3,250	3,291
PNC Financial Services Group Inc.	3.900%	4/29/24	17,815	17,859
PNC Financial Services Group Inc.	3.150%	5/19/27	8,870	8,493
Royal Bank of Canada	4.650%	1/27/26	24,711	25,354
Royal Bank of Scotland Group plc	3.875%	9/12/23	37,868	36,904
Royal Bank of Scotland Group plc	6.000%	12/19/23	25,750	26,899
Royal Bank of Scotland Group plc	5.125%	5/28/24	36,400	36,430
Royal Bank of Scotland Group plc	4.800%	4/5/26	14,900	15,083
1 Royal Bank of Scotland Group plc	4.892%	5/18/29	29,000	28,993
Santander Holdings USA Inc.	4.500%	7/17/25	21,833	21,799
Santander Holdings USA Inc.	4.400%	7/13/27	14,644	14,015
1 Santander UK Group Holdings plc	3.823%	11/3/28	13,223	12,278
Santander UK plc	4.000%	3/13/24	16,391	16,588
State Street Corp.	3.700%	11/20/23	13,800	14,016
State Street Corp.	3.300%	12/16/24	12,300	12,155
State Street Corp.	3.550%	8/18/25	17,303	17,328
State Street Corp.	2.650%	5/19/26	11,121	10,433
Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	3,180	3,199
Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	11,450	11,213
Sumitomo Mitsui Banking Corp.	3.650%	7/23/25	2,500	2,468
Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	20,394	20,155
Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	36,722	33,442
Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	29,145	27,187
Sumitomo Mitsui Financial Group Inc.	3.446%	1/11/27	15,140	14,585
Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	13,285	12,683
Sumitomo Mitsui Financial Group Inc.	3.352%	10/18/27	11,275	10,791
Sumitomo Mitsui Financial Group Inc.	3.544%	1/17/28	12,700	12,332
Sumitomo Mitsui Financial Group Inc.	3.944%	7/19/28	18,800	18,800
SunTrust Bank	3.300%	5/15/26	10,397	9,868
SunTrust Banks Inc.	4.000%	5/1/25	8,350	8,424
SVB Financial Group	3.500%	1/29/25	3,590	3,492
Synchrony Financial	4.250%	8/15/24	22,323	21,627
Synchrony Financial	4.500%	7/23/25	16,733	16,301
Synchrony Financial	3.700%	8/4/26	11,324	10,270
Synchrony Financial	3.950%	12/1/27	11,235	10,202
1 Toronto-Dominion Bank	3.625%	9/15/31	21,125	19,993
US Bancorp	3.700%	1/30/24	16,652	16,847
US Bancorp	3.600%	9/11/24	10,144	10,112
US Bancorp	3.100%	4/27/26	14,216	13,510
US Bancorp	2.375%	7/22/26	17,136	15,678
US Bancorp	3.150%	4/27/27	16,003	15,430
US Bancorp	3.900%	4/26/28	7,600	7,712
US Bank NA	2.800%	1/27/25	18,513	17,688

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wachovia Corp.	6.605%	10/1/25	475	534
Wachovia Corp.	7.574%	8/1/26	1,984	2,362
Wells Fargo & Co.	4.480%	1/16/24	9,870	10,150
Wells Fargo & Co.	3.300%	9/9/24	34,601	33,862
Wells Fargo & Co.	3.000%	2/19/25	35,286	33,672
Wells Fargo & Co.	3.550%	9/29/25	35,057	34,377
Wells Fargo & Co.	3.000%	4/22/26	51,774	48,605
Wells Fargo & Co.	4.100%	6/3/26	43,199	43,180
Wells Fargo & Co.	3.000%	10/23/26	45,285	42,298
Wells Fargo & Co.	4.300%	7/22/27	27,070	27,077
1 Wells Fargo & Co.	3.584%	5/22/28	36,421	35,142
Westpac Banking Corp.	2.850%	5/13/26	23,370	21,818
Westpac Banking Corp.	2.700%	8/19/26	10,594	9,755
Westpac Banking Corp.	3.350%	3/8/27	13,416	12,909
Westpac Banking Corp.	3.400%	1/25/28	16,600	15,983
1 Westpac Banking Corp.	4.322%	11/23/31	17,500	16,920
Brokerage (1.6%)
Affiliated Managers Group Inc.	4.250%	2/15/24	5,727	5,774
Affiliated Managers Group Inc.	3.500%	8/1/25	4,291	4,171
Ameriprise Financial Inc.	4.000%	10/15/23	11,049	11,291
Ameriprise Financial Inc.	3.700%	10/15/24	8,330	8,323
Ameriprise Financial Inc.	2.875%	9/15/26	6,280	5,866
Apollo Investment Corp.	5.250%	3/3/25	500	484
BlackRock Inc.	3.500%	3/18/24	13,917	14,010
BlackRock Inc.	3.200%	3/15/27	9,406	9,162
Brookfield Asset Management Inc.	4.000%	1/15/25	4,678	4,614
Brookfield Finance Inc.	4.250%	6/2/26	4,910	4,866
Brookfield Finance Inc.	3.900%	1/25/28	11,260	10,750
Brookfield Finance LLC	4.000%	4/1/24	10,144	10,061
Cboe Global Markets Inc.	3.650%	1/12/27	9,428	9,159
Charles Schwab Corp.	3.000%	3/10/25	2,995	2,901
Charles Schwab Corp.	3.850%	5/21/25	8,650	8,787
Charles Schwab Corp.	3.450%	2/13/26	3,945	3,898
Charles Schwab Corp.	3.200%	3/2/27	12,798	12,348
Charles Schwab Corp.	3.200%	1/25/28	10,670	10,253
CME Group Inc.	3.000%	3/15/25	12,100	11,753
CME Group Inc.	3.750%	6/15/28	5,725	5,777
E*TRADE Financial Corp.	3.800%	8/24/27	5,300	5,087
E*TRADE Financial Corp.	4.500%	6/20/28	5,554	5,607
Eaton Vance Corp.	3.500%	4/6/27	5,575	5,419
Franklin Resources Inc.	2.850%	3/30/25	5,602	5,337
Intercontinental Exchange Inc.	3.450%	9/21/23	6,000	6,016
Intercontinental Exchange Inc.	4.000%	10/15/23	10,493	10,756
Intercontinental Exchange Inc.	3.750%	12/1/25	18,336	18,464
Intercontinental Exchange Inc.	3.100%	9/15/27	4,365	4,141
Invesco Finance plc	4.000%	1/30/24	7,838	7,903
Invesco Finance plc	3.750%	1/15/26	7,490	7,444
Janus Capital Group Inc.	4.875%	8/1/25	3,710	3,827
Jefferies Financial Group Inc.	5.500%	10/18/23	9,566	9,894
Jefferies Group LLC	4.850%	1/15/27	10,953	10,881
Jefferies Group LLC	6.450%	6/8/27	4,749	5,156
Lazard Group LLC	3.750%	2/13/25	3,425	3,334
Lazard Group LLC	3.625%	3/1/27	6,850	6,484
Legg Mason Inc.	3.950%	7/15/24	1,265	1,254
Legg Mason Inc.	4.750%	3/15/26	5,300	5,447
Nasdaq Inc.	4.250%	6/1/24	5,738	5,839
Nasdaq Inc.	3.850%	6/30/26	9,127	8,912
Raymond James Financial Inc.	3.625%	9/15/26	5,992	5,789
Stifel Financial Corp.	4.250%	7/18/24	6,995	7,049
TD Ameritrade Holding Corp.	3.625%	4/1/25	7,326	7,270
TD Ameritrade Holding Corp.	3.300%	4/1/27	16,314	15,727

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Finance Companies (0.6%)
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	3.500%	1/15/25	8,806	8,399
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	4.450%	10/1/25	6,575	6,583
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	3.650%	7/21/27	19,289	17,891
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	3.875%	1/23/28	5,810	5,454
Air Lease Corp.	3.000%	9/15/23	10,197	9,720
Air Lease Corp.	4.250%	9/15/24	7,668	7,681
Air Lease Corp.	3.250%	3/1/25	11,993	11,257
Air Lease Corp.	3.625%	4/1/27	9,226	8,647
Air Lease Corp.	3.625%	12/1/27	6,050	5,629
Aircastle Ltd.	4.125%	5/1/24	1,110	1,100
Ares Capital Corp.	4.250%	3/1/25	8,340	8,061
GATX Corp.	3.250%	3/30/25	2,815	2,668
GATX Corp.	3.250%	9/15/26	4,360	4,039
GATX Corp.	3.850%	3/30/27	4,750	4,563
GATX Corp.	3.500%	3/15/28	5,254	4,860
GE Capital International Funding Co. Unlimited Co.	3.373%	11/15/25	25,232	24,349
Insurance (4.1%)
1 Aegon NV	5.500%	4/11/48	10,550	10,194
Aetna Inc.	3.500%	11/15/24	11,290	11,027
Aflac Inc.	3.625%	11/15/24	12,751	12,771
Aflac Inc.	3.250%	3/17/25	3,775	3,682
Aflac Inc.	2.875%	10/15/26	4,168	3,908
Allied World Assurance Co. Holdings Ltd.	4.350%	10/29/25	5,373	5,212
Allstate Corp.	3.280%	12/15/26	7,719	7,476
American Financial Group Inc.	3.500%	8/15/26	5,945	5,618
American International Group Inc.	4.125%	2/15/24	13,915	14,043
American International Group Inc.	3.750%	7/10/25	12,657	12,358
American International Group Inc.	3.900%	4/1/26	21,743	21,314
American International Group Inc.	4.200%	4/1/28	11,593	11,553
1 American International Group Inc.	5.750%	4/1/48	10,275	10,092
Anthem Inc.	3.500%	8/15/24	12,495	12,248
Anthem Inc.	3.350%	12/1/24	17,330	16,912
Anthem Inc.	3.650%	12/1/27	16,165	15,446
Anthem Inc.	4.101%	3/1/28	19,600	19,268
Aon Corp.	8.205%	1/1/27	4,306	5,280
Aon plc	4.000%	11/27/23	7,255	7,366
Aon plc	3.500%	6/14/24	10,315	10,124
Aon plc	3.875%	12/15/25	12,385	12,353
Arch Capital Finance LLC	4.011%	12/15/26	6,687	6,680
Aspen Insurance Holdings Ltd.	4.650%	11/15/23	4,740	4,852
Assurant Inc.	4.200%	9/27/23	1,500	1,504
Assurant Inc.	4.900%	3/27/28	5,900	5,920
Assured Guaranty US Holdings Inc.	5.000%	7/1/24	7,096	7,384
Athene Holding Ltd.	4.125%	1/12/28	13,880	13,015
2 AXA Equitable Holdings Inc.	4.350%	4/20/28	24,885	24,186
AXA Financial Inc.	7.000%	4/1/28	1,300	1,490
AXIS Specialty Finance plc	4.000%	12/6/27	7,470	7,143
Berkshire Hathaway Inc.	3.125%	3/15/26	36,544	35,488
Brighthouse Financial Inc.	3.700%	6/22/27	22,179	19,801
Brown & Brown Inc.	4.200%	9/15/24	8,785	8,764
Chubb INA Holdings Inc.	3.350%	5/15/24	5,343	5,270
Chubb INA Holdings Inc.	3.150%	3/15/25	12,013	11,704
Chubb INA Holdings Inc.	3.350%	5/3/26	25,807	25,232
Cigna Corp.	3.250%	4/15/25	12,335	11,660
Cigna Corp.	7.875%	5/15/27	836	1,047
Cigna Corp.	3.050%	10/15/27	2,850	2,572
Cincinnati Financial Corp.	6.920%	5/15/28	4,800	5,854
CNA Financial Corp.	3.950%	5/15/24	7,695	7,697

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
CNA Financial Corp.	4.500%	3/1/26	7,640	7,785
CNA Financial Corp.	3.450%	8/15/27	7,550	7,049
2 Fairfax Financial Holdings Ltd.	4.850%	4/17/28	7,870	7,826
First American Financial Corp.	4.600%	11/15/24	2,850	2,850
Hanover Insurance Group Inc.	4.500%	4/15/26	4,850	4,826
Humana Inc.	3.850%	10/1/24	11,623	11,627
Humana Inc.	3.950%	3/15/27	8,455	8,379
Kemper Corp.	4.350%	2/15/25	5,737	5,703
Lincoln National Corp.	4.000%	9/1/23	5,282	5,364
Lincoln National Corp.	3.350%	3/9/25	4,335	4,164
Lincoln National Corp.	3.625%	12/12/26	6,680	6,429
Lincoln National Corp.	3.800%	3/1/28	6,060	5,897
Loews Corp.	3.750%	4/1/26	6,387	6,389
Manulife Financial Corp.	4.150%	3/4/26	15,331	15,532
1 Manulife Financial Corp.	4.061%	2/24/32	10,550	10,072
Markel Corp.	3.500%	11/1/27	4,350	4,093
Marsh & McLennan Cos. Inc.	4.050%	10/15/23	925	943
Marsh & McLennan Cos. Inc.	3.500%	6/3/24	7,002	6,932
Marsh & McLennan Cos. Inc.	3.500%	3/10/25	12,610	12,454
Marsh & McLennan Cos. Inc.	3.750%	3/14/26	4,547	4,542
Mercury General Corp.	4.400%	3/15/27	5,200	5,050
MetLife Inc.	4.368%	9/15/23	10,251	10,666
MetLife Inc.	3.600%	4/10/24	15,224	15,288
MetLife Inc.	3.000%	3/1/25	6,160	5,908
MetLife Inc.	3.600%	11/13/25	7,335	7,283
Munich Re America Corp.	7.450%	12/15/26	1,400	1,698
Old Republic International Corp.	4.875%	10/1/24	3,725	3,851
Old Republic International Corp.	3.875%	8/26/26	9,490	9,144
Principal Financial Group Inc.	3.400%	5/15/25	5,058	4,940
Principal Financial Group Inc.	3.100%	11/15/26	5,358	4,997
Progressive Corp.	2.450%	1/15/27	5,647	5,145
Prudential Financial Inc.	3.500%	5/15/24	13,588	13,667
Prudential Financial Inc.	3.878%	3/27/28	3,200	3,203
1 Prudential Financial Inc.	5.200%	3/15/44	6,665	6,707
1 Prudential Financial Inc.	5.375%	5/15/45	13,448	13,559
1 Prudential Financial Inc.	4.500%	9/15/47	11,075	10,277
Reinsurance Group of America Inc.	4.700%	9/15/23	3,520	3,645
Reinsurance Group of America Inc.	3.950%	9/15/26	4,100	4,013
RenaissanceRe Finance Inc.	3.700%	4/1/25	3,000	2,950
RenaissanceRe Finance Inc.	3.450%	7/1/27	5,280	4,986
Swiss Re Solutions Holding Corp.	7.000%	2/15/26	2,848	3,318
Trinity Acquisition plc	4.400%	3/15/26	7,964	7,946
UnitedHealth Group Inc.	3.750%	7/15/25	27,591	27,869
UnitedHealth Group Inc.	3.100%	3/15/26	15,704	15,275
UnitedHealth Group Inc.	3.450%	1/15/27	13,927	13,705
UnitedHealth Group Inc.	3.375%	4/15/27	6,816	6,671
UnitedHealth Group Inc.	2.950%	10/15/27	11,385	10,724
UnitedHealth Group Inc.	3.850%	6/15/28	13,540	13,665
Unum Group	4.000%	3/15/24	6,377	6,314
Voya Financial Inc.	3.125%	7/15/24	5,950	5,654
Voya Financial Inc.	3.650%	6/15/26	6,466	6,192
Willis North America Inc.	3.600%	5/15/24	8,640	8,450
XLIT Ltd.	6.375%	11/15/24	5,954	6,668
XLIT Ltd.	4.450%	3/31/25	7,641	7,561
XLIT Ltd.	6.250%	5/15/27	3,216	3,633
Other Finance (0.1%)
ORIX Corp.	3.250%	12/4/24	9,170	8,780
ORIX Corp.	3.700%	7/18/27	6,634	6,402
Real Estate Investment Trusts (4.7%)
Alexandria Real Estate Equities Inc.	4.000%	1/15/24	4,650	4,695
Alexandria Real Estate Equities Inc.	3.450%	4/30/25	9,030	8,683
Alexandria Real Estate Equities Inc.	4.300%	1/15/26	4,631	4,641
Alexandria Real Estate Equities Inc.	3.950%	1/15/27	4,941	4,798

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Alexandria Real Estate Equities Inc.	3.950%	1/15/28	5,900	5,722
American Campus Communities Operating Partnership
LP	4.125%	7/1/24	3,499	3,497
American Campus Communities Operating Partnership
LP	3.625%	11/15/27	7,113	6,748
American Homes 4 Rent LP	4.250%	2/15/28	6,990	6,775
AvalonBay Communities Inc.	4.200%	12/15/23	5,900	6,058
AvalonBay Communities Inc.	3.500%	11/15/24	4,183	4,161
AvalonBay Communities Inc.	3.450%	6/1/25	5,666	5,573
AvalonBay Communities Inc.	3.500%	11/15/25	3,710	3,657
AvalonBay Communities Inc.	2.950%	5/11/26	7,821	7,388
AvalonBay Communities Inc.	2.900%	10/15/26	4,571	4,300
AvalonBay Communities Inc.	3.350%	5/15/27	5,200	5,048
AvalonBay Communities Inc.	3.200%	1/15/28	9,561	9,210
Boston Properties LP	3.125%	9/1/23	6,649	6,513
Boston Properties LP	3.800%	2/1/24	6,836	6,840
Boston Properties LP	3.200%	1/15/25	12,150	11,671
Boston Properties LP	3.650%	2/1/26	15,536	15,165
Boston Properties LP	2.750%	10/1/26	14,943	13,650
Brandywine Operating Partnership LP	3.950%	11/15/27	5,996	5,734
Brixmor Operating Partnership LP	3.250%	9/15/23	6,894	6,631
Brixmor Operating Partnership LP	3.650%	6/15/24	3,300	3,200
Brixmor Operating Partnership LP	3.850%	2/1/25	9,442	9,157
Brixmor Operating Partnership LP	4.125%	6/15/26	9,730	9,482
Brixmor Operating Partnership LP	3.900%	3/15/27	6,945	6,640
Columbia Property Trust Operating Partnership LP	4.150%	4/1/25	5,118	5,015
Columbia Property Trust Operating Partnership LP	3.650%	8/15/26	5,128	4,763
Corporate Office Properties LP	5.250%	2/15/24	3,075	3,162
Corporate Office Properties LP	5.000%	7/1/25	1,000	1,023
CubeSmart LP	4.375%	12/15/23	3,467	3,544
CubeSmart LP	4.000%	11/15/25	3,525	3,476
CubeSmart LP	3.125%	9/1/26	6,295	5,813
DCT Industrial Operating Partnership LP	4.500%	10/15/23	2,300	2,449
DDR Corp.	3.900%	8/15/24	6,830	6,647
DDR Corp.	3.625%	2/1/25	6,952	6,655
DDR Corp.	4.250%	2/1/26	4,291	4,220
DDR Corp.	4.700%	6/1/27	6,498	6,579
Digital Realty Trust LP	4.750%	10/1/25	5,748	5,941
Digital Realty Trust LP	3.700%	8/15/27	13,525	12,990
Digital Realty Trust LP	4.450%	7/15/28	12,900	13,068
Duke Realty LP	3.750%	12/1/24	6,772	6,699
Duke Realty LP	3.250%	6/30/26	2,300	2,166
Duke Realty LP	3.375%	12/15/27	4,300	4,059
EPR Properties	4.500%	4/1/25	4,293	4,234
EPR Properties	4.750%	12/15/26	5,930	5,883
EPR Properties	4.500%	6/1/27	6,482	6,238
EPR Properties	4.950%	4/15/28	5,325	5,286
ERP Operating LP	3.375%	6/1/25	2,950	2,897
ERP Operating LP	2.850%	11/1/26	8,190	7,667
ERP Operating LP	3.250%	8/1/27	4,477	4,297
ERP Operating LP	3.500%	3/1/28	7,260	7,090
Essex Portfolio LP	3.875%	5/1/24	7,206	7,176
Essex Portfolio LP	3.500%	4/1/25	5,894	5,723
Essex Portfolio LP	3.375%	4/15/26	6,756	6,423
Essex Portfolio LP	3.625%	5/1/27	4,450	4,292
Federal Realty Investment Trust	3.250%	7/15/27	10,464	9,894
HCP Inc.	4.250%	11/15/23	14,356	14,477
HCP Inc.	4.200%	3/1/24	3,657	3,650
HCP Inc.	3.875%	8/15/24	7,799	7,676
HCP Inc.	3.400%	2/1/25	11,143	10,613
HCP Inc.	4.000%	6/1/25	10,679	10,569
Healthcare Realty Trust Inc.	3.625%	1/15/28	3,840	3,618
Healthcare Trust of America Holdings LP	3.500%	8/1/26	3,775	3,605
Healthcare Trust of America Holdings LP	3.750%	7/1/27	12,032	11,416

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Highwoods Realty LP	3.875%	3/1/27	4,600	4,444
Highwoods Realty LP	4.125%	3/15/28	4,300	4,246
Hospitality Properties Trust	4.650%	3/15/24	3,540	3,547
Hospitality Properties Trust	4.500%	3/15/25	3,580	3,513
Hospitality Properties Trust	5.250%	2/15/26	7,242	7,360
Hospitality Properties Trust	4.950%	2/15/27	6,350	6,308
Hospitality Properties Trust	3.950%	1/15/28	5,075	4,639
Hospitality Properties Trust	4.375%	2/15/30	2,500	2,320
Host Hotels & Resorts LP	3.750%	10/15/23	10,405	10,231
Host Hotels & Resorts LP	3.875%	4/1/24	8,758	8,598
Host Hotels & Resorts LP	4.000%	6/15/25	7,110	6,967
Host Hotels & Resorts LP	4.500%	2/1/26	300	301
Hudson Pacific Properties LP	3.950%	11/1/27	2,923	2,758
Kilroy Realty LP	3.450%	12/15/24	6,170	5,957
Kilroy Realty LP	4.375%	10/1/25	7,597	7,574
Kimco Realty Corp.	2.700%	3/1/24	3,440	3,201
Kimco Realty Corp.	3.300%	2/1/25	6,065	5,776
Kimco Realty Corp.	2.800%	10/1/26	9,818	8,819
Kimco Realty Corp.	3.800%	4/1/27	6,077	5,854
Kite Realty Group LP	4.000%	10/1/26	2,925	2,650
Liberty Property LP	4.400%	2/15/24	3,874	3,916
Liberty Property LP	3.750%	4/1/25	5,370	5,261
Liberty Property LP	3.250%	10/1/26	5,224	4,902
Life Storage LP	3.500%	7/1/26	7,956	7,468
Life Storage LP	3.875%	12/15/27	6,281	5,983
Mid-America Apartments LP	4.300%	10/15/23	3,024	3,076
Mid-America Apartments LP	3.750%	6/15/24	3,440	3,374
Mid-America Apartments LP	4.000%	11/15/25	6,690	6,613
Mid-America Apartments LP	3.600%	6/1/27	9,725	9,394
National Retail Properties Inc.	3.900%	6/15/24	4,991	4,938
National Retail Properties Inc.	4.000%	11/15/25	3,976	3,935
National Retail Properties Inc.	3.600%	12/15/26	7,249	6,920
National Retail Properties Inc.	3.500%	10/15/27	4,450	4,204
Omega Healthcare Investors Inc.	4.375%	8/1/23	12,570	12,554
Omega Healthcare Investors Inc.	4.950%	4/1/24	5,580	5,699
Omega Healthcare Investors Inc.	4.500%	1/15/25	5,350	5,303
Omega Healthcare Investors Inc.	5.250%	1/15/26	9,530	9,721
Omega Healthcare Investors Inc.	4.500%	4/1/27	11,010	10,693
Omega Healthcare Investors Inc.	4.750%	1/15/28	5,050	4,974
Physicians Realty LP	4.300%	3/15/27	5,400	5,262
Physicians Realty LP	3.950%	1/15/28	4,200	3,989
Piedmont Operating Partnership LP	4.450%	3/15/24	4,525	4,550
Prologis LP	3.750%	11/1/25	11,515	11,611
Prologis LP	3.875%	9/15/28	2,500	2,541
Public Storage	3.094%	9/15/27	5,470	5,179
Realty Income Corp.	3.875%	7/15/24	2,779	2,782
Realty Income Corp.	3.875%	4/15/25	12,525	12,509
Realty Income Corp.	4.125%	10/15/26	13,708	13,839
Realty Income Corp.	3.000%	1/15/27	5,015	4,670
Realty Income Corp.	3.650%	1/15/28	10,695	10,400
Regency Centers LP	3.600%	2/1/27	7,058	6,792
Regency Centers LP	4.125%	3/15/28	5,000	4,988
Sabra Health Care LP	5.125%	8/15/26	5,605	5,427
Select Income REIT	4.250%	5/15/24	5,853	5,647
Select Income REIT	4.500%	2/1/25	4,812	4,662
Senior Housing Properties Trust	4.750%	2/15/28	705	691
Simon Property Group LP	3.750%	2/1/24	5,286	5,336
Simon Property Group LP	3.375%	10/1/24	5,847	5,771
Simon Property Group LP	3.500%	9/1/25	7,833	7,716
Simon Property Group LP	3.300%	1/15/26	16,875	16,384
Simon Property Group LP	3.250%	11/30/26	6,625	6,376
Simon Property Group LP	3.375%	6/15/27	12,100	11,758
Simon Property Group LP	3.375%	12/1/27	13,117	12,680
STORE Capital Corp.	4.500%	3/15/28	3,300	3,258

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tanger Properties LP	3.750%	12/1/24	1,100	1,065
Tanger Properties LP	3.125%	9/1/26	3,905	3,520
Tanger Properties LP	3.875%	7/15/27	4,150	3,928
UDR Inc.	3.750%	7/1/24	5,036	4,964
UDR Inc.	4.000%	10/1/25	3,690	3,675
UDR Inc.	2.950%	9/1/26	4,431	4,091
UDR Inc.	3.500%	7/1/27	3,994	3,816
UDR Inc.	3.500%	1/15/28	3,800	3,663
Ventas Realty LP	3.750%	5/1/24	4,190	4,146
Ventas Realty LP	3.500%	2/1/25	7,117	6,861
Ventas Realty LP	4.125%	1/15/26	3,476	3,454
Ventas Realty LP	3.250%	10/15/26	8,407	7,815
Ventas Realty LP	3.850%	4/1/27	5,989	5,799
Ventas Realty LP	4.000%	3/1/28	14,750	14,435
VEREIT Operating Partnership LP	4.600%	2/6/24	9,321	9,398
VEREIT Operating Partnership LP	4.875%	6/1/26	4,840	4,919
VEREIT Operating Partnership LP	3.950%	8/15/27	8,666	8,253
Vornado Realty LP	3.500%	1/15/25	6,094	5,869
Washington Prime Group LP	5.950%	8/15/24	9,875	9,588
Welltower Inc.	4.500%	1/15/24	3,794	3,849
Welltower Inc.	4.000%	6/1/25	15,456	15,342
Welltower Inc.	4.250%	4/1/26	11,297	11,322
Welltower Inc.	4.250%	4/15/28	10,125	10,065
WP Carey Inc.	4.600%	4/1/24	6,398	6,490
WP Carey Inc.	4.000%	2/1/25	3,669	3,591
WP Carey Inc.	4.250%	10/1/26	2,575	2,543
				7,557,863
Industrial (57.3%)
Basic Industry (2.4%)
Air Products & Chemicals Inc.	3.350%	7/31/24	8,695	8,613
Airgas Inc.	3.650%	7/15/24	3,444	3,434
Albemarle Corp.	4.150%	12/1/24	6,424	6,499
ArcelorMittal	6.125%	6/1/25	5,995	6,527
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	10,840	11,057
BHP Billiton Finance USA Ltd.	6.420%	3/1/26	470	546
Braskem Finance Ltd.	6.450%	2/3/24	10,813	11,218
Celulosa Arauco y Constitucion SA	4.500%	8/1/24	6,250	6,290
Celulosa Arauco y Constitucion SA	3.875%	11/2/27	14,600	13,788
Dow Chemical Co.	3.500%	10/1/24	14,530	14,252
Eastman Chemical Co.	3.800%	3/15/25	12,789	12,704
Ecolab Inc.	2.700%	11/1/26	9,935	9,264
Ecolab Inc.	3.250%	12/1/27	7,525	7,224
EI du Pont de Nemours & Co.	6.500%	1/15/28	1,200	1,431
Fibria Overseas Finance Ltd.	5.250%	5/12/24	8,588	8,609
Fibria Overseas Finance Ltd.	4.000%	1/14/25	6,300	5,758
Fibria Overseas Finance Ltd.	5.500%	1/17/27	11,138	10,958
FMC Corp.	4.100%	2/1/24	4,150	4,159
Georgia-Pacific LLC	8.000%	1/15/24	3,434	4,132
Georgia-Pacific LLC	7.375%	12/1/25	2,427	2,936
International Paper Co.	3.650%	6/15/24	9,519	9,442
International Paper Co.	3.800%	1/15/26	12,875	12,683
International Paper Co.	3.000%	2/15/27	15,688	14,492
Kinross Gold Corp.	5.950%	3/15/24	7,050	7,244
Kinross Gold Corp.	4.500%	7/15/27	7,200	6,543
LYB International Finance II BV	3.500%	3/2/27	13,800	13,127
LyondellBasell Industries NV	5.750%	4/15/24	16,350	17,760
Methanex Corp.	4.250%	12/1/24	4,040	3,965
Mosaic Co.	4.250%	11/15/23	16,012	16,222
Mosaic Co.	4.050%	11/15/27	8,079	7,828
Nucor Corp.	3.950%	5/1/28	7,930	8,015
Nutrien Ltd.	3.625%	3/15/24	5,395	5,283
Nutrien Ltd.	3.375%	3/15/25	8,388	7,957
Nutrien Ltd.	3.000%	4/1/25	5,950	5,496

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Nutrien Ltd.	4.000%	12/15/26	11,575	11,262
Packaging Corp. of America	4.500%	11/1/23	6,872	7,119
Packaging Corp. of America	3.650%	9/15/24	6,030	5,951
Packaging Corp. of America	3.400%	12/15/27	8,745	8,311
Potash Corp. of Saskatchewan Inc.	3.625%	3/15/24	100	98
PPG Industries Inc.	3.750%	3/15/28	5,970	6,010
Praxair Inc.	2.650%	2/5/25	5,269	5,024
Praxair Inc.	3.200%	1/30/26	10,985	10,774
Rio Tinto Finance USA Ltd.	3.750%	6/15/25	16,185	16,294
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	5,010	6,305
RPM International Inc.	3.750%	3/15/27	7,192	6,865
Sherwin-Williams Co.	3.125%	6/1/24	11,804	11,398
Sherwin-Williams Co.	3.450%	8/1/25	5,100	4,915
Sherwin-Williams Co.	3.950%	1/15/26	3,200	3,179
Sherwin-Williams Co.	3.450%	6/1/27	20,670	19,682
Southern Copper Corp.	3.875%	4/23/25	7,736	7,549
Vale Overseas Ltd.	6.250%	8/10/26	26,165	28,749
Westlake Chemical Corp.	3.600%	8/15/26	13,869	13,135
2 WestRock Co.	3.000%	9/15/24	7,785	7,401
2 WestRock Co.	3.750%	3/15/25	8,700	8,549
2 WestRock Co.	3.375%	9/15/27	7,046	6,640
2 WestRock Co.	4.000%	3/15/28	8,350	8,232
Weyerhaeuser Co.	4.625%	9/15/23	6,270	6,485
Weyerhaeuser Co.	8.500%	1/15/25	1,375	1,691
Weyerhaeuser Co.	6.950%	10/1/27	375	445
Yamana Gold Inc.	4.950%	7/15/24	3,085	3,066
Yamana Gold Inc.	4.625%	12/15/27	4,008	3,807
Capital Goods (4.7%)
3M Co.	3.000%	8/7/25	6,024	5,896
3M Co.	2.250%	9/19/26	9,292	8,474
3M Co.	2.875%	10/15/27	12,933	12,345
ABB Finance USA Inc.	3.800%	4/3/28	5,210	5,281
Allegion US Holding Co. Inc.	3.200%	10/1/24	5,111	4,834
Allegion US Holding Co. Inc.	3.550%	10/1/27	6,000	5,513
Bemis Co. Inc.	3.100%	9/15/26	3,500	3,218
Boeing Co.	2.850%	10/30/24	8,108	7,859
Boeing Co.	2.500%	3/1/25	220	207
Boeing Co.	2.600%	10/30/25	3,150	2,980
Boeing Co.	2.250%	6/15/26	8,081	7,390
Boeing Co.	2.800%	3/1/27	4,727	4,470
Boeing Co.	3.250%	3/1/28	5,185	5,054
Carlisle Cos. Inc.	3.500%	12/1/24	7,527	7,265
Carlisle Cos. Inc.	3.750%	12/1/27	6,300	6,040
Caterpillar Financial Services Corp.	3.750%	11/24/23	8,498	8,673
Caterpillar Financial Services Corp.	3.300%	6/9/24	7,260	7,235
Caterpillar Financial Services Corp.	3.250%	12/1/24	8,944	8,890
Caterpillar Financial Services Corp.	2.400%	8/9/26	3,850	3,532
Caterpillar Inc.	3.400%	5/15/24	13,136	13,172
CNH Industrial Capital LLC	4.200%	1/15/24	6,000	6,012
CNH Industrial NV	3.850%	11/15/27	11,640	11,189
Crane Co.	4.450%	12/15/23	4,050	4,179
Dover Corp.	3.150%	11/15/25	6,500	6,261
Eagle Materials Inc.	4.500%	8/1/26	3,847	3,842
Eaton Corp.	3.103%	9/15/27	9,725	9,136
Embraer Netherlands Finance BV	5.050%	6/15/25	18,016	17,999
Embraer Netherlands Finance BV	5.400%	2/1/27	8,685	8,828
2 Embraer Overseas Ltd.	5.696%	9/16/23	2,725	2,809
Emerson Electric Co.	3.150%	6/1/25	5,553	5,399
Flowserve Corp.	4.000%	11/15/23	4,400	4,366
Fortive Corp.	3.150%	6/15/26	8,987	8,414
Fortune Brands Home & Security Inc.	4.000%	6/15/25	6,575	6,557
General Dynamics Corp.	2.375%	11/15/24	9,922	9,360
General Dynamics Corp.	3.500%	5/15/25	12,050	12,175

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
General Dynamics Corp.	2.125%	8/15/26	12,578	11,350
General Dynamics Corp.	2.625%	11/15/27	11,000	10,211
General Dynamics Corp.	3.750%	5/15/28	11,030	11,168
General Electric Co.	3.375%	3/11/24	17,900	17,756
General Electric Co.	3.450%	5/15/24	14,235	14,013
Harris Corp.	3.832%	4/27/25	7,401	7,301
Harris Corp.	4.400%	6/15/28	7,590	7,688
Hexcel Corp.	4.700%	8/15/25	500	514
Hexcel Corp.	3.950%	2/15/27	7,355	7,222
Honeywell International Inc.	3.350%	12/1/23	4,775	4,808
Honeywell International Inc.	2.500%	11/1/26	17,235	15,956
Hubbell Inc.	3.350%	3/1/26	3,979	3,804
Hubbell Inc.	3.150%	8/15/27	5,578	5,194
Hubbell Inc.	3.500%	2/15/28	6,400	6,094
Huntington Ingalls Industries Inc.	3.483%	12/1/27	12,300	11,670
Illinois Tool Works Inc.	3.500%	3/1/24	11,164	11,255
Illinois Tool Works Inc.	2.650%	11/15/26	15,035	14,013
Ingersoll-Rand Luxembourg Finance SA	3.550%	11/1/24	7,115	6,990
John Deere Capital Corp.	3.350%	6/12/24	7,145	7,094
John Deere Capital Corp.	2.650%	6/24/24	14,361	13,771
John Deere Capital Corp.	3.450%	3/13/25	3,025	3,027
John Deere Capital Corp.	3.400%	9/11/25	2,175	2,149
John Deere Capital Corp.	2.650%	6/10/26	5,812	5,435
John Deere Capital Corp.	2.800%	9/8/27	11,032	10,370
John Deere Capital Corp.	3.050%	1/6/28	7,925	7,603
Johnson Controls International plc	3.625%	7/2/24	4,949	4,907
Johnson Controls International plc	3.900%	2/14/26	11,564	11,464
Kennametal Inc.	4.625%	6/15/28	4,200	4,186
L3 Technologies Inc.	3.950%	5/28/24	5,178	5,136
L3 Technologies Inc.	3.850%	12/15/26	10,322	10,039
L3 Technologies Inc.	4.400%	6/15/28	9,600	9,656
Leggett & Platt Inc.	3.800%	11/15/24	2,700	2,654
Leggett & Platt Inc.	3.500%	11/15/27	8,099	7,672
Legrand France SA	8.500%	2/15/25	3,535	4,366
Lennox International Inc.	3.000%	11/15/23	3,575	3,408
Lockheed Martin Corp.	2.900%	3/1/25	13,549	12,970
Lockheed Martin Corp.	3.550%	1/15/26	22,301	22,121
Martin Marietta Materials Inc.	4.250%	7/2/24	2,250	2,285
Martin Marietta Materials Inc.	3.450%	6/1/27	3,875	3,611
Martin Marietta Materials Inc.	3.500%	12/15/27	10,975	10,187
Masco Corp.	4.450%	4/1/25	7,622	7,716
Masco Corp.	4.375%	4/1/26	9,916	9,915
Northrop Grumman Corp.	2.930%	1/15/25	23,739	22,612
Northrop Grumman Corp.	3.200%	2/1/27	13,930	13,173
Northrop Grumman Corp.	3.250%	1/15/28	31,145	29,462
2 Nvent Finance Sarl	4.550%	4/15/28	5,400	5,332
Oshkosh Corp.	4.600%	5/15/28	2,700	2,717
Owens Corning	4.200%	12/1/24	3,600	3,583
Owens Corning	3.400%	8/15/26	8,470	7,866
Parker-Hannifin Corp.	3.300%	11/21/24	5,214	5,151
Parker-Hannifin Corp.	3.250%	3/1/27	18,969	18,425
Precision Castparts Corp.	3.250%	6/15/25	11,668	11,435
Raytheon Co.	3.150%	12/15/24	2,375	2,338
Raytheon Co.	7.200%	8/15/27	4,705	5,926
Republic Services Inc.	3.200%	3/15/25	9,974	9,672
Republic Services Inc.	2.900%	7/1/26	6,833	6,373
Republic Services Inc.	3.375%	11/15/27	14,595	14,012
Rockwell Automation Inc.	2.875%	3/1/25	1,504	1,434
Rockwell Collins Inc.	3.700%	12/15/23	4,465	4,461
Rockwell Collins Inc.	3.200%	3/15/24	17,897	17,274
Rockwell Collins Inc.	3.500%	3/15/27	11,333	10,859
Roper Technologies Inc.	3.850%	12/15/25	6,500	6,408
Roper Technologies Inc.	3.800%	12/15/26	12,207	11,930
Snap-on Inc.	3.250%	3/1/27	4,010	3,892

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Spirit AeroSystems Inc.	3.850%	6/15/26	4,017	3,865
Spirit AeroSystems Inc.	4.600%	6/15/28	15,200	15,274
Textron Inc.	4.300%	3/1/24	2,740	2,783
Textron Inc.	3.875%	3/1/25	3,300	3,263
Textron Inc.	4.000%	3/15/26	5,650	5,594
Textron Inc.	3.650%	3/15/27	12,005	11,523
Textron Inc.	3.375%	3/1/28	4,258	3,974
Timken Co.	3.875%	9/1/24	2,685	2,637
United Technologies Corp.	2.800%	5/4/24	10,003	9,548
United Technologies Corp.	3.950%	8/16/25	28,000	28,142
United Technologies Corp.	2.650%	11/1/26	12,475	11,332
United Technologies Corp.	3.125%	5/4/27	5,520	5,186
United Technologies Corp.	6.700%	8/1/28	1,775	2,135
Vulcan Materials Co.	4.500%	4/1/25	5,032	5,105
Vulcan Materials Co.	3.900%	4/1/27	7,233	6,959
Wabtec Corp.	3.450%	11/15/26	10,212	9,480
Waste Management Inc.	3.500%	5/15/24	7,864	7,829
Waste Management Inc.	3.125%	3/1/25	8,012	7,773
Waste Management Inc.	7.100%	8/1/26	2,750	3,315
Waste Management Inc.	3.150%	11/15/27	6,700	6,382
Waste Management Inc.	7.000%	7/15/28	230	285
Xylem Inc.	3.250%	11/1/26	10,791	10,192
Communication (7.0%)
21st Century Fox America Inc.	4.000%	10/1/23	2,900	2,956
21st Century Fox America Inc.	3.700%	9/15/24	7,377	7,382
21st Century Fox America Inc.	3.700%	10/15/25	5,207	5,173
21st Century Fox America Inc.	3.375%	11/15/26	8,253	7,993
Activision Blizzard Inc.	3.400%	9/15/26	12,055	11,550
Activision Blizzard Inc.	3.400%	6/15/27	5,950	5,672
American Tower Corp.	5.000%	2/15/24	13,869	14,516
American Tower Corp.	4.000%	6/1/25	12,456	12,319
American Tower Corp.	4.400%	2/15/26	7,708	7,738
American Tower Corp.	3.375%	10/15/26	13,917	13,056
American Tower Corp.	3.125%	1/15/27	4,384	4,006
American Tower Corp.	3.550%	7/15/27	10,411	9,843
American Tower Corp.	3.600%	1/15/28	9,480	8,891
AT&T Inc.	3.800%	3/1/24	14,433	14,336
AT&T Inc.	3.900%	3/11/24	12,113	12,079
AT&T Inc.	4.450%	4/1/24	17,852	18,270
AT&T Inc.	3.950%	1/15/25	15,760	15,519
AT&T Inc.	3.400%	5/15/25	71,857	68,143
AT&T Inc.	4.125%	2/17/26	35,761	35,263
AT&T Inc.	4.250%	3/1/27	21,193	20,917
2 AT&T Inc.	4.100%	2/15/28	35,475	34,297
CBS Corp.	2.500%	2/15/23	2,050	1,936
CBS Corp.	3.700%	8/15/24	9,052	8,808
CBS Corp.	3.500%	1/15/25	6,925	6,639
CBS Corp.	4.000%	1/15/26	12,964	12,652
CBS Corp.	2.900%	1/15/27	7,105	6,359
CBS Corp.	3.375%	2/15/28	6,920	6,353
2 CBS Corp.	3.700%	6/1/28	6,775	6,389
Charter Communications Operating LLC / Charter
Communications Operating Capital	4.500%	2/1/24	12,700	12,847
Charter Communications Operating LLC / Charter
Communications Operating Capital	4.908%	7/23/25	63,446	64,750
Charter Communications Operating LLC / Charter
Communications Operating Capital	3.750%	2/15/28	22,901	21,089
Charter Communications Operating LLC / Charter
Communications Operating Capital	4.200%	3/15/28	10,796	10,304
Comcast Corp.	3.000%	2/1/24	17,205	16,721
Comcast Corp.	3.600%	3/1/24	15,446	15,433
Comcast Corp.	3.375%	2/15/25	12,578	12,264
Comcast Corp.	3.375%	8/15/25	20,826	20,283

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Comcast Corp.	3.150%	3/1/26	30,330	28,854
Comcast Corp.	2.350%	1/15/27	26,420	23,476
Comcast Corp.	3.300%	2/1/27	20,531	19,547
Comcast Corp.	3.150%	2/15/28	27,519	25,824
Comcast Corp.	3.550%	5/1/28	9,500	9,193
Crown Castle International Corp.	3.200%	9/1/24	10,435	9,959
Crown Castle International Corp.	4.450%	2/15/26	10,678	10,755
Crown Castle International Corp.	3.700%	6/15/26	10,091	9,664
Crown Castle International Corp.	4.000%	3/1/27	7,684	7,492
Crown Castle International Corp.	3.650%	9/1/27	13,875	13,103
Crown Castle International Corp.	3.800%	2/15/28	14,700	14,029
Discovery Communications LLC	3.800%	3/13/24	6,425	6,332
2 Discovery Communications LLC	3.900%	11/15/24	7,732	7,628
Discovery Communications LLC	3.450%	3/15/25	3,951	3,763
2 Discovery Communications LLC	3.950%	6/15/25	8,200	8,058
Discovery Communications LLC	4.900%	3/11/26	11,070	11,374
Discovery Communications LLC	3.950%	3/20/28	23,564	22,416
Electronic Arts Inc.	4.800%	3/1/26	5,596	5,922
Grupo Televisa SAB	6.625%	3/18/25	8,800	9,936
Grupo Televisa SAB	4.625%	1/30/26	4,115	4,179
Interpublic Group of Cos. Inc.	4.200%	4/15/24	8,177	8,182
Moody's Corp.	4.875%	2/15/24	9,340	9,812
Moody's Corp.	3.250%	1/15/28	2,718	2,579
Omnicom Group Inc.	3.650%	11/1/24	14,310	13,942
Omnicom Group Inc.	3.600%	4/15/26	18,994	18,275
Rogers Communications Inc.	4.100%	10/1/23	11,410	11,674
Rogers Communications Inc.	3.625%	12/15/25	9,295	9,119
Rogers Communications Inc.	2.900%	11/15/26	6,970	6,436
S&P Global Inc.	4.000%	6/15/25	11,091	11,198
S&P Global Inc.	4.400%	2/15/26	10,977	11,360
S&P Global Inc.	2.950%	1/22/27	6,800	6,358
TCI Communications Inc.	7.875%	2/15/26	1,457	1,788
TCI Communications Inc.	7.125%	2/15/28	1,796	2,176
Telefonica Emisiones SAU	4.103%	3/8/27	18,965	18,443
TELUS Corp.	2.800%	2/16/27	12,360	11,334
Thomson Reuters Corp.	4.300%	11/23/23	4,370	4,467
Thomson Reuters Corp.	3.850%	9/29/24	6,533	6,457
Thomson Reuters Corp.	3.350%	5/15/26	11,060	10,284
Time Warner Inc.	4.050%	12/15/23	5,378	5,440
Time Warner Inc.	3.550%	6/1/24	7,445	7,268
Time Warner Inc.	3.600%	7/15/25	21,811	20,954
Time Warner Inc.	3.875%	1/15/26	8,740	8,499
Time Warner Inc.	2.950%	7/15/26	7,878	7,157
Time Warner Inc.	3.800%	2/15/27	22,410	21,676
Verizon Communications Inc.	5.150%	9/15/23	57,026	61,148
Verizon Communications Inc.	4.150%	3/15/24	11,587	11,842
Verizon Communications Inc.	3.500%	11/1/24	34,960	34,508
Verizon Communications Inc.	3.376%	2/15/25	55,059	53,683
Verizon Communications Inc.	2.625%	8/15/26	34,441	30,991
Verizon Communications Inc.	4.125%	3/16/27	44,855	45,077
2 Verizon Communications Inc.	4.329%	9/21/28	1,330	1,340
Viacom Inc.	4.250%	9/1/23	12,140	12,194
Viacom Inc.	3.875%	4/1/24	6,839	6,716
Viacom Inc.	3.450%	10/4/26	10,160	9,525
Vodafone Group plc	3.750%	1/16/24	29,150	28,914
Vodafone Group plc	4.125%	5/30/25	23,920	23,862
Vodafone Group plc	4.375%	5/30/28	42,092	41,725
Walt Disney Co.	3.150%	9/17/25	13,618	13,343
Walt Disney Co.	3.000%	2/13/26	9,669	9,314
Walt Disney Co.	1.850%	7/30/26	24,181	21,330
Walt Disney Co.	2.950%	6/15/27	450	430
WPP Finance 2010	3.750%	9/19/24	11,686	11,229

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Consumer Cyclical (7.5%)
Advance Auto Parts Inc.	4.500%	12/1/23	6,059	6,190
Alibaba Group Holding Ltd.	3.600%	11/28/24	30,670	30,313
Alibaba Group Holding Ltd.	3.400%	12/6/27	33,220	31,184
Amazon.com Inc.	2.800%	8/22/24	26,710	25,898
Amazon.com Inc.	3.800%	12/5/24	13,374	13,736
Amazon.com Inc.	5.200%	12/3/25	17,893	19,772
Amazon.com Inc.	3.150%	8/22/27	43,245	41,779
American Honda Finance Corp.	2.900%	2/16/24	11,690	11,368
American Honda Finance Corp.	2.300%	9/9/26	2,938	2,671
American Honda Finance Corp.	3.500%	2/15/28	8,100	8,000
Aptiv plc	4.250%	1/15/26	7,600	7,540
Automatic Data Processing Inc.	3.375%	9/15/25	10,421	10,401
AutoNation Inc.	3.500%	11/15/24	6,457	6,147
AutoNation Inc.	4.500%	10/1/25	6,330	6,331
AutoNation Inc.	3.800%	11/15/27	5,005	4,667
AutoZone Inc.	3.250%	4/15/25	9,676	9,195
AutoZone Inc.	3.125%	4/21/26	7,613	7,118
AutoZone Inc.	3.750%	6/1/27	8,463	8,183
Bed Bath & Beyond Inc.	3.749%	8/1/24	4,111	3,759
Block Financial LLC	5.250%	10/1/25	5,050	5,101
Booking Holdings Inc.	3.650%	3/15/25	8,440	8,336
Booking Holdings Inc.	3.600%	6/1/26	17,733	17,303
Booking Holdings Inc.	3.550%	3/15/28	3,312	3,173
BorgWarner Inc.	3.375%	3/15/25	4,675	4,552
Costco Wholesale Corp.	2.750%	5/18/24	15,575	15,159
Costco Wholesale Corp.	3.000%	5/18/27	10,610	10,179
Cummins Inc.	3.650%	10/1/23	6,827	6,926
Darden Restaurants Inc.	3.850%	5/1/27	6,300	6,147
Delphi Corp.	4.150%	3/15/24	10,524	10,598
Dollar General Corp.	4.150%	11/1/25	6,748	6,808
Dollar General Corp.	3.875%	4/15/27	8,732	8,556
Dollar General Corp.	4.125%	5/1/28	7,275	7,240
Dollar Tree Inc.	4.000%	5/15/25	13,350	13,179
Dollar Tree Inc.	4.200%	5/15/28	17,800	17,532
eBay Inc.	3.450%	8/1/24	9,440	9,234
eBay Inc.	3.600%	6/5/27	12,744	12,129
Expedia Group Inc.	4.500%	8/15/24	6,872	6,962
Expedia Group Inc.	5.000%	2/15/26	10,341	10,701
Expedia Group Inc.	3.800%	2/15/28	13,925	13,053
Ford Motor Co.	4.346%	12/8/26	15,788	14,936
Ford Motor Credit Co. LLC	3.810%	1/9/24	10,594	10,177
Ford Motor Credit Co. LLC	3.664%	9/8/24	11,702	11,056
Ford Motor Credit Co. LLC	4.687%	6/9/25	8,500	8,293
Ford Motor Credit Co. LLC	4.134%	8/4/25	19,572	18,662
Ford Motor Credit Co. LLC	4.389%	1/8/26	16,419	15,570
Ford Motor Credit Co. LLC	3.815%	11/2/27	11,987	10,760
General Motors Co.	4.875%	10/2/23	22,879	23,420
General Motors Co.	4.000%	4/1/25	4,846	4,710
General Motors Co.	4.200%	10/1/27	10,297	9,879
General Motors Financial Co. Inc.	3.950%	4/13/24	17,595	17,171
General Motors Financial Co. Inc.	3.500%	11/7/24	11,527	10,947
General Motors Financial Co. Inc.	4.000%	1/15/25	18,253	17,697
General Motors Financial Co. Inc.	4.350%	4/9/25	9,471	9,355
General Motors Financial Co. Inc.	4.300%	7/13/25	13,431	13,199
General Motors Financial Co. Inc.	5.250%	3/1/26	19,346	19,967
General Motors Financial Co. Inc.	4.000%	10/6/26	14,065	13,376
General Motors Financial Co. Inc.	4.350%	1/17/27	18,358	17,835
General Motors Financial Co. Inc.	3.850%	1/5/28	2,505	2,323
GLP Capital LP / GLP Financing II Inc.	5.375%	11/1/23	5,056	5,315
GLP Capital LP / GLP Financing II Inc.	5.250%	6/1/25	7,570	7,873
GLP Capital LP / GLP Financing II Inc.	5.375%	4/15/26	14,049	14,576
GLP Capital LP / GLP Financing II Inc.	5.750%	6/1/28	7,000	7,411

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Harley-Davidson Inc.	3.500%	7/28/25	6,550	6,333
Harman International Industries Inc.	4.150%	5/15/25	4,495	4,556
Home Depot Inc.	3.750%	2/15/24	15,371	15,708
Home Depot Inc.	3.350%	9/15/25	14,608	14,512
Home Depot Inc.	3.000%	4/1/26	11,868	11,433
Home Depot Inc.	2.125%	9/15/26	16,309	14,692
Home Depot Inc.	2.800%	9/14/27	13,285	12,482
Hyatt Hotels Corp.	4.850%	3/15/26	4,912	5,101
IHS Markit Ltd.	4.750%	8/1/28	6,950	6,967
JD.com Inc.	3.875%	4/29/26	6,425	6,065
Kohl's Corp.	4.750%	12/15/23	836	856
Kohl's Corp.	4.250%	7/17/25	8,724	8,726
Lear Corp.	5.375%	3/15/24	5,259	5,450
Lear Corp.	5.250%	1/15/25	7,087	7,353
Lear Corp.	3.800%	9/15/27	9,910	9,358
Lowe's Cos. Inc.	3.875%	9/15/23	7,716	7,925
Lowe's Cos. Inc.	3.125%	9/15/24	4,279	4,196
Lowe's Cos. Inc.	3.375%	9/15/25	10,491	10,361
Lowe's Cos. Inc.	2.500%	4/15/26	19,925	18,432
Lowe's Cos. Inc.	3.100%	5/3/27	22,444	21,508
Macy's Retail Holdings Inc.	4.375%	9/1/23	4,935	4,939
Macy's Retail Holdings Inc.	3.625%	6/1/24	3,343	3,223
Macy's Retail Holdings Inc.	6.650%	7/15/24	991	1,074
Magna International Inc.	3.625%	6/15/24	10,433	10,368
Magna International Inc.	4.150%	10/1/25	8,662	8,791
Marriott International Inc.	3.750%	3/15/25	7,265	7,130
Marriott International Inc.	3.750%	10/1/25	2,510	2,463
Marriott International Inc.	3.125%	6/15/26	11,423	10,705
Marriott International Inc.	4.000%	4/15/28	5,975	5,911
Mastercard Inc.	3.375%	4/1/24	12,118	12,179
Mastercard Inc.	2.950%	11/21/26	10,760	10,329
Mastercard Inc.	3.500%	2/26/28	6,900	6,892
McDonald's Corp.	3.250%	6/10/24	2,323	2,308
McDonald's Corp.	3.375%	5/26/25	14,029	13,795
McDonald's Corp.	3.700%	1/30/26	16,644	16,595
McDonald's Corp.	3.500%	3/1/27	16,339	15,945
McDonald's Corp.	3.800%	4/1/28	15,450	15,357
NIKE Inc.	2.375%	11/1/26	17,564	16,095
Nordstrom Inc.	4.000%	3/15/27	5,600	5,467
Nordstrom Inc.	6.950%	3/15/28	1,980	2,242
O'Reilly Automotive Inc.	3.550%	3/15/26	4,699	4,528
O'Reilly Automotive Inc.	3.600%	9/1/27	10,650	10,163
O'Reilly Automotive Inc.	4.350%	6/1/28	6,500	6,558
QVC Inc.	4.850%	4/1/24	9,216	9,208
QVC Inc.	4.450%	2/15/25	7,365	7,063
Ralph Lauren Corp.	3.750%	9/15/25	5,500	5,494
Royal Caribbean Cruises Ltd.	7.500%	10/15/27	2,177	2,602
Royal Caribbean Cruises Ltd.	3.700%	3/15/28	9,425	8,812
2 Sands China Ltd.	5.125%	8/8/25	23,000	23,086
2 Sands China Ltd.	5.400%	8/8/28	26,290	26,487
Starbucks Corp.	3.850%	10/1/23	9,048	9,191
Starbucks Corp.	3.800%	8/15/25	18,000	17,982
Starbucks Corp.	2.450%	6/15/26	6,655	6,040
Starbucks Corp.	3.500%	3/1/28	6,503	6,331
Tapestry Inc.	4.250%	4/1/25	8,200	8,137
Tapestry Inc.	4.125%	7/15/27	8,290	7,932
Target Corp.	3.500%	7/1/24	11,950	12,103
Target Corp.	2.500%	4/15/26	15,602	14,512
TJX Cos. Inc.	2.250%	9/15/26	16,248	14,778
Toyota Motor Corp.	3.669%	7/20/28	7,000	7,042
Toyota Motor Credit Corp.	2.250%	10/18/23	7,082	6,699
Toyota Motor Credit Corp.	2.900%	4/17/24	11,055	10,758
Toyota Motor Credit Corp.	3.400%	4/14/25	4,500	4,464
Toyota Motor Credit Corp.	3.200%	1/11/27	7,333	7,135

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Toyota Motor Credit Corp.	3.050%	1/11/28	7,200	6,923
Visa Inc.	3.150%	12/14/25	62,847	61,591
Visa Inc.	2.750%	9/15/27	7,951	7,483
Walgreens Boots Alliance Inc.	3.800%	11/18/24	25,273	24,974
Walgreens Boots Alliance Inc.	3.450%	6/1/26	25,282	24,078
Walmart Inc.	3.300%	4/22/24	20,475	20,520
Walmart Inc.	2.650%	12/15/24	14,975	14,397
Walmart Inc.	3.550%	6/26/25	20,830	21,036
Walmart Inc.	5.875%	4/5/27	4,751	5,556
Walmart Inc.	3.700%	6/26/28	39,870	40,374
Consumer Noncyclical (15.5%)
Abbott Laboratories	3.400%	11/30/23	22,769	22,642
Abbott Laboratories	2.950%	3/15/25	14,352	13,744
Abbott Laboratories	3.875%	9/15/25	4,058	4,098
Abbott Laboratories	3.750%	11/30/26	44,116	43,726
AbbVie Inc.	3.600%	5/14/25	51,793	50,478
AbbVie Inc.	3.200%	5/14/26	29,958	28,202
Advocate Health & Hospitals Corp.	3.829%	8/15/28	3,925	3,981
Agilent Technologies Inc.	3.050%	9/22/26	5,354	5,005
Allergan Funding SCS	3.850%	6/15/24	13,087	13,013
Allergan Funding SCS	3.800%	3/15/25	58,075	57,439
Altria Group Inc.	4.000%	1/31/24	18,682	19,065
Altria Group Inc.	2.625%	9/16/26	5,110	4,699
AmerisourceBergen Corp.	3.400%	5/15/24	5,097	4,999
AmerisourceBergen Corp.	3.250%	3/1/25	5,675	5,426
AmerisourceBergen Corp.	3.450%	12/15/27	13,500	12,633
Amgen Inc.	3.625%	5/22/24	21,092	21,209
Amgen Inc.	3.125%	5/1/25	11,836	11,379
Amgen Inc.	2.600%	8/19/26	18,782	17,155
Amgen Inc.	3.200%	11/2/27	12,740	12,062
Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	19,936	20,026
Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	158,630	155,139
Anheuser-Busch InBev Worldwide Inc.	3.500%	1/12/24	25,978	25,881
Anheuser-Busch InBev Worldwide Inc.	4.000%	4/13/28	25,078	24,967
Archer-Daniels-Midland Co.	2.500%	8/11/26	13,595	12,557
AstraZeneca plc	3.375%	11/16/25	27,081	26,302
AstraZeneca plc	3.125%	6/12/27	8,898	8,361
2 BAT Capital Corp.	3.222%	8/15/24	31,367	30,040
2 BAT Capital Corp.	3.557%	8/15/27	50,235	47,043
Baxalta Inc.	4.000%	6/23/25	28,754	29,033
Baxter International Inc.	2.600%	8/15/26	4,340	3,976
Becton Dickinson & Co.	3.875%	5/15/24	3,500	3,461
Becton Dickinson & Co.	3.363%	6/6/24	24,587	23,768
Becton Dickinson & Co.	3.734%	12/15/24	15,787	15,541
Becton Dickinson & Co.	3.700%	6/6/27	30,466	29,173
Bestfoods	7.250%	12/15/26	519	635
Biogen Inc.	4.050%	9/15/25	27,298	27,571
Boston Scientific Corp.	4.125%	10/1/23	5,960	6,069
Boston Scientific Corp.	3.850%	5/15/25	10,866	10,906
Boston Scientific Corp.	4.000%	3/1/28	12,025	11,954
Bristol-Myers Squibb Co.	3.250%	11/1/23	7,121	7,119
Bristol-Myers Squibb Co.	3.250%	2/27/27	10,455	10,238
Brown-Forman Corp.	3.500%	4/15/25	4,025	3,977
Bunge Ltd. Finance Corp.	3.250%	8/15/26	9,685	8,801
Bunge Ltd. Finance Corp.	3.750%	9/25/27	9,145	8,515
Campbell Soup Co.	3.950%	3/15/25	16,985	16,456
Campbell Soup Co.	3.300%	3/19/25	2,981	2,773
Campbell Soup Co.	4.150%	3/15/28	14,900	14,347
Cardinal Health Inc.	3.079%	6/15/24	21,168	20,100
Cardinal Health Inc.	3.500%	11/15/24	2,668	2,576
Cardinal Health Inc.	3.750%	9/15/25	2,930	2,830
Cardinal Health Inc.	3.410%	6/15/27	12,719	11,708
Celgene Corp.	3.625%	5/15/24	14,546	14,375

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Celgene Corp.	3.875%	8/15/25	30,901	30,437
Celgene Corp.	3.450%	11/15/27	13,204	12,372
Celgene Corp.	3.900%	2/20/28	30,664	29,915
Church & Dwight Co. Inc.	3.150%	8/1/27	5,785	5,405
Clorox Co.	3.500%	12/15/24	7,228	7,205
Clorox Co.	3.100%	10/1/27	5,631	5,324
Clorox Co.	3.900%	5/15/28	6,450	6,483
Coca-Cola Bottling Co. Consolidated	3.800%	11/25/25	4,950	4,850
Coca-Cola Co.	3.200%	11/1/23	19,424	19,390
Coca-Cola Co.	2.875%	10/27/25	25,517	24,680
Coca-Cola Co.	2.550%	6/1/26	7,170	6,704
Coca-Cola Co.	2.250%	9/1/26	14,118	12,883
Coca-Cola Co.	2.900%	5/25/27	5,944	5,667
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	12,305	12,361
Colgate-Palmolive Co.	3.250%	3/15/24	7,859	7,856
Constellation Brands Inc.	4.750%	11/15/24	10,659	11,095
Constellation Brands Inc.	3.700%	12/6/26	11,025	10,594
Constellation Brands Inc.	3.500%	5/9/27	7,430	7,010
Constellation Brands Inc.	3.600%	2/15/28	11,735	11,115
CVS Health Corp.	4.000%	12/5/23	19,256	19,340
CVS Health Corp.	3.375%	8/12/24	9,030	8,764
CVS Health Corp.	4.100%	3/25/25	68,820	68,913
CVS Health Corp.	3.875%	7/20/25	43,121	42,478
CVS Health Corp.	2.875%	6/1/26	29,629	27,212
CVS Health Corp.	4.300%	3/25/28	129,091	128,230
Danaher Corp.	3.350%	9/15/25	6,580	6,496
Diageo Capital plc	3.500%	9/18/23	1,200	1,207
Diageo Capital plc	3.875%	5/18/28	6,800	6,932
Edwards Lifesciences Corp.	4.300%	6/15/28	8,000	8,124
Eli Lilly & Co.	2.750%	6/1/25	16,018	15,352
Eli Lilly & Co.	5.500%	3/15/27	559	634
Eli Lilly & Co.	3.100%	5/15/27	10,275	9,964
Estee Lauder Cos. Inc.	3.150%	3/15/27	7,597	7,345
Express Scripts Holding Co.	3.500%	6/15/24	14,116	13,686
Express Scripts Holding Co.	4.500%	2/25/26	21,782	21,939
Express Scripts Holding Co.	3.400%	3/1/27	21,307	19,731
Flowers Foods Inc.	3.500%	10/1/26	4,685	4,396
General Mills Inc.	3.700%	10/17/23	18,675	18,669
General Mills Inc.	3.650%	2/15/24	4,551	4,514
General Mills Inc.	4.000%	4/17/25	7,131	7,104
General Mills Inc.	3.200%	2/10/27	11,050	10,298
General Mills Inc.	4.200%	4/17/28	22,125	21,941
Gilead Sciences Inc.	2.500%	9/1/23	12,427	11,892
Gilead Sciences Inc.	3.700%	4/1/24	26,380	26,569
Gilead Sciences Inc.	3.500%	2/1/25	21,808	21,529
Gilead Sciences Inc.	3.650%	3/1/26	39,359	38,963
Gilead Sciences Inc.	2.950%	3/1/27	18,952	17,732
GlaxoSmithKline Capital Inc.	3.625%	5/15/25	24,400	24,537
GlaxoSmithKline Capital Inc.	3.875%	5/15/28	15,804	16,019
Hasbro Inc.	3.500%	9/15/27	6,753	6,335
Hershey Co.	3.200%	8/21/25	1,560	1,529
Hershey Co.	2.300%	8/15/26	6,447	5,878
Hershey Co.	7.200%	8/15/27	146	182
Ingredion Inc.	3.200%	10/1/26	6,815	6,385
JM Smucker Co.	3.500%	3/15/25	13,732	13,321
JM Smucker Co.	3.375%	12/15/27	8,450	7,946
Johnson & Johnson	6.730%	11/15/23	50	58
Johnson & Johnson	3.375%	12/5/23	9,512	9,648
Johnson & Johnson	2.625%	1/15/25	11,856	11,542
Johnson & Johnson	2.450%	3/1/26	27,259	25,722

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Johnson & Johnson	2.950%	3/3/27	16,509	16,005
Johnson & Johnson	2.900%	1/15/28	18,463	17,734
Kaiser Foundation Hospitals	3.150%	5/1/27	7,925	7,635
Kellogg Co.	2.650%	12/1/23	9,645	9,243
Kellogg Co.	3.250%	4/1/26	7,306	6,921
Kellogg Co.	3.400%	11/15/27	10,943	10,308
Keurig Dr Pepper Inc.	3.130%	12/15/23	8,656	8,306
2 Keurig Dr Pepper Inc.	4.417%	5/25/25	15,357	15,553
Keurig Dr Pepper Inc.	3.400%	11/15/25	2,764	2,619
Keurig Dr Pepper Inc.	2.550%	9/15/26	8,390	7,394
Keurig Dr Pepper Inc.	3.430%	6/15/27	5,423	5,060
2 Keurig Dr Pepper Inc.	4.597%	5/25/28	37,100	37,683
Kimberly-Clark Corp.	3.050%	8/15/25	4,090	3,947
Kimberly-Clark Corp.	2.750%	2/15/26	6,367	6,006
Kraft Heinz Foods Co.	3.950%	7/15/25	25,066	24,628
Kraft Heinz Foods Co.	3.000%	6/1/26	26,286	23,981
Kroger Co.	4.000%	2/1/24	6,210	6,244
Kroger Co.	3.500%	2/1/26	6,674	6,405
Kroger Co.	2.650%	10/15/26	13,434	12,053
Kroger Co.	3.700%	8/1/27	5,827	5,614
Laboratory Corp. of America Holdings	4.000%	11/1/23	3,546	3,589
Laboratory Corp. of America Holdings	3.250%	9/1/24	8,680	8,369
Laboratory Corp. of America Holdings	3.600%	2/1/25	14,780	14,468
Laboratory Corp. of America Holdings	3.600%	9/1/27	8,125	7,807
McCormick & Co. Inc.	3.150%	8/15/24	9,848	9,522
McCormick & Co. Inc.	3.400%	8/15/27	12,013	11,470
McKesson Corp.	3.796%	3/15/24	16,155	16,059
McKesson Corp.	3.950%	2/16/28	7,228	6,981
Mead Johnson Nutrition Co.	4.125%	11/15/25	10,062	10,287
Medtronic Global Holdings SCA	3.350%	4/1/27	13,023	12,798
Medtronic Inc.	3.625%	3/15/24	14,023	14,176
Medtronic Inc.	3.500%	3/15/25	56,426	56,407
Merck & Co. Inc.	2.750%	2/10/25	33,001	31,890
Molson Coors Brewing Co.	3.000%	7/15/26	28,647	26,210
Mylan Inc.	4.200%	11/29/23	6,595	6,568
2 Mylan Inc.	4.550%	4/15/28	9,000	8,797
Mylan NV	3.950%	6/15/26	29,840	28,253
Newell Brands Inc.	4.000%	12/1/24	6,827	6,644
Newell Brands Inc.	3.900%	11/1/25	5,735	5,433
Newell Brands Inc.	4.200%	4/1/26	26,051	25,106
Novartis Capital Corp.	3.400%	5/6/24	27,317	27,364
Novartis Capital Corp.	3.000%	11/20/25	27,869	26,960
Novartis Capital Corp.	3.100%	5/17/27	13,154	12,692
PepsiCo Inc.	3.600%	3/1/24	18,002	18,356
PepsiCo Inc.	2.750%	4/30/25	16,617	16,011
PepsiCo Inc.	3.500%	7/17/25	6,960	7,004
PepsiCo Inc.	2.850%	2/24/26	9,903	9,442
PepsiCo Inc.	2.375%	10/6/26	14,326	13,156
PepsiCo Inc.	3.000%	10/15/27	22,270	21,347
Perrigo Finance Unlimited Co.	3.900%	12/15/24	10,747	10,457
Perrigo Finance Unlimited Co.	4.375%	3/15/26	12,332	12,106
Pfizer Inc.	3.400%	5/15/24	14,326	14,461
Pfizer Inc.	2.750%	6/3/26	23,275	22,197
Pfizer Inc.	3.000%	12/15/26	19,159	18,575
Philip Morris International Inc.	3.600%	11/15/23	7,409	7,431
Philip Morris International Inc.	3.250%	11/10/24	7,668	7,517
Philip Morris International Inc.	3.375%	8/11/25	11,646	11,398
Philip Morris International Inc.	2.750%	2/25/26	12,750	11,953
Philip Morris International Inc.	3.125%	8/17/27	6,550	6,222
Philip Morris International Inc.	3.125%	3/2/28	7,170	6,834
Procter & Gamble Co.	2.700%	2/2/26	6,902	6,590
Procter & Gamble Co.	2.450%	11/3/26	12,840	11,954
Procter & Gamble Co.	2.850%	8/11/27	11,580	11,079
Providence St. Joseph Health Obligated Group	2.746%	10/1/26	2,225	2,059

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Quest Diagnostics Inc.	4.250%	4/1/24	2,878	2,923
Quest Diagnostics Inc.	3.500%	3/30/25	3,880	3,759
Quest Diagnostics Inc.	3.450%	6/1/26	12,728	12,171
Reynolds American Inc.	4.850%	9/15/23	8,218	8,561
Reynolds American Inc.	4.450%	6/12/25	35,111	35,589
Sanofi	3.625%	6/19/28	13,254	13,318
Shire Acquisitions Investments Ireland DAC	2.875%	9/23/23	37,176	35,374
Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	36,692	34,005
SSM Health Care Corp.	3.823%	6/1/27	4,879	4,872
Stryker Corp.	3.375%	5/15/24	8,968	8,862
Stryker Corp.	3.375%	11/1/25	7,780	7,586
Stryker Corp.	3.500%	3/15/26	10,566	10,349
Stryker Corp.	3.650%	3/7/28	8,650	8,537
Sutter Health	3.695%	8/15/28	4,725	4,697
Sysco Corp.	3.550%	3/15/25	6,260	6,150
Sysco Corp.	3.750%	10/1/25	10,678	10,582
Sysco Corp.	3.300%	7/15/26	8,983	8,629
Sysco Corp.	3.250%	7/15/27	15,640	14,855
Thermo Fisher Scientific Inc.	4.150%	2/1/24	12,531	12,813
Thermo Fisher Scientific Inc.	3.650%	12/15/25	4,155	4,111
Thermo Fisher Scientific Inc.	2.950%	9/19/26	18,341	17,069
Thermo Fisher Scientific Inc.	3.200%	8/15/27	10,726	10,120
Tyson Foods Inc.	3.950%	8/15/24	20,176	20,243
Tyson Foods Inc.	3.550%	6/2/27	19,872	18,856
Unilever Capital Corp.	2.600%	5/5/24	13,165	12,659
Unilever Capital Corp.	3.375%	3/22/25	6,150	6,131
Unilever Capital Corp.	3.100%	7/30/25	4,725	4,614
Unilever Capital Corp.	2.000%	7/28/26	13,650	12,216
Unilever Capital Corp.	2.900%	5/5/27	11,635	11,092
Unilever Capital Corp.	3.500%	3/22/28	6,100	6,102
Whirlpool Corp.	4.000%	3/1/24	4,270	4,273
Whirlpool Corp.	3.700%	5/1/25	4,650	4,522
Whole Foods Market Inc.	5.200%	12/3/25	180	199
Wyeth LLC	6.450%	2/1/24	11,314	13,031
Zimmer Biomet Holdings Inc.	3.550%	4/1/25	25,436	24,444
Zoetis Inc.	4.500%	11/13/25	8,903	9,265
Zoetis Inc.	3.000%	9/12/27	11,360	10,617
Zoetis Inc.	3.900%	8/20/28	5,000	4,985
Energy (9.0%)
Anadarko Petroleum Corp.	3.450%	7/15/24	8,883	8,600
Anadarko Petroleum Corp.	5.550%	3/15/26	17,370	18,620
Andeavor	4.750%	12/15/23	15,159	15,796
Andeavor	5.125%	4/1/24	2,000	2,052
Andeavor	5.125%	12/15/26	11,780	12,481
Andeavor	3.800%	4/1/28	5,450	5,248
Andeavor Logistics LP / Tesoro Logistics Finance Corp.	6.375%	5/1/24	550	584
Andeavor Logistics LP / Tesoro Logistics Finance Corp.	5.250%	1/15/25	16,220	16,646
Andeavor Logistics LP / Tesoro Logistics Finance Corp.	4.250%	12/1/27	10,165	10,007
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor
Inc.	3.337%	12/15/27	19,180	18,094
Boardwalk Pipelines LP	4.950%	12/15/24	9,225	9,390
Boardwalk Pipelines LP	5.950%	6/1/26	7,080	7,541
Boardwalk Pipelines LP	4.450%	7/15/27	8,512	8,265
BP Capital Markets plc	3.994%	9/26/23	5,940	6,076
BP Capital Markets plc	3.216%	11/28/23	19,832	19,614
BP Capital Markets plc	3.814%	2/10/24	12,474	12,650
BP Capital Markets plc	3.224%	4/14/24	10,006	9,862
BP Capital Markets plc	3.535%	11/4/24	16,080	16,061
BP Capital Markets plc	3.506%	3/17/25	11,410	11,357
BP Capital Markets plc	3.119%	5/4/26	19,680	18,945
BP Capital Markets plc	3.017%	1/16/27	12,750	12,132
BP Capital Markets plc	3.588%	4/14/27	17,175	17,018
BP Capital Markets plc	3.279%	9/19/27	22,800	22,007

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Buckeye Partners LP	4.350%	10/15/24	682	671
Buckeye Partners LP	3.950%	12/1/26	17,828	16,399
Buckeye Partners LP	4.125%	12/1/27	1,700	1,574
Canadian Natural Resources Ltd.	3.800%	4/15/24	9,204	9,164
Canadian Natural Resources Ltd.	3.900%	2/1/25	3,917	3,852
Canadian Natural Resources Ltd.	3.850%	6/1/27	21,171	20,669
Cenovus Energy Inc.	3.800%	9/15/23	7,890	7,742
Cenovus Energy Inc.	4.250%	4/15/27	14,584	14,201
Chevron Corp.	2.895%	3/3/24	16,051	15,698
Chevron Corp.	3.326%	11/17/25	11,390	11,275
Chevron Corp.	2.954%	5/16/26	29,365	28,222
Cimarex Energy Co.	4.375%	6/1/24	13,103	13,260
Cimarex Energy Co.	3.900%	5/15/27	9,350	8,962
Columbia Pipeline Group Inc.	4.500%	6/1/25	13,379	13,451
Concho Resources Inc.	4.375%	1/15/25	3,819	3,848
Concho Resources Inc.	3.750%	10/1/27	17,980	17,238
Concho Resources Inc.	4.300%	8/15/28	4,775	4,775
ConocoPhillips Co.	3.350%	11/15/24	5,773	5,720
ConocoPhillips Co.	3.350%	5/15/25	1,388	1,367
ConocoPhillips Co.	4.950%	3/15/26	18,666	20,179
Continental Resources Inc.	3.800%	6/1/24	13,200	12,989
Continental Resources Inc.	4.375%	1/15/28	14,100	14,047
Devon Energy Corp.	5.850%	12/15/25	8,525	9,365
Dominion Energy Gas Holdings LLC	3.550%	11/1/23	3,175	3,144
Dominion Energy Gas Holdings LLC	3.600%	12/15/24	5,775	5,706
Enable Midstream Partners LP	3.900%	5/15/24	4,300	4,151
Enable Midstream Partners LP	4.400%	3/15/27	11,620	11,136
Enable Midstream Partners LP	4.950%	5/15/28	12,850	12,736
Enbridge Energy Partners LP	5.875%	10/15/25	6,598	7,226
Enbridge Inc.	4.000%	10/1/23	5,005	5,065
Enbridge Inc.	3.500%	6/10/24	7,084	6,922
Enbridge Inc.	4.250%	12/1/26	15,375	15,432
Enbridge Inc.	3.700%	7/15/27	11,887	11,480
Energy Transfer LP	4.900%	2/1/24	4,020	4,154
Energy Transfer LP	4.050%	3/15/25	12,231	11,986
Energy Transfer LP	4.750%	1/15/26	19,430	19,675
Energy Transfer LP	4.200%	4/15/27	7,139	6,930
Energy Transfer Partners LP	4.200%	9/15/23	5,000	5,048
Energy Transfer Partners LP	4.950%	6/15/28	10,900	11,178
Enterprise Products Operating LLC	3.900%	2/15/24	9,522	9,622
Enterprise Products Operating LLC	3.750%	2/15/25	17,503	17,567
Enterprise Products Operating LLC	3.700%	2/15/26	19,978	19,752
Enterprise Products Operating LLC	3.950%	2/15/27	4,846	4,851
1 Enterprise Products Operating LLC	5.250%	8/16/77	10,500	9,847
1 Enterprise Products Operating LLC	5.375%	2/15/78	8,750	8,165
EOG Resources Inc.	3.150%	4/1/25	4,491	4,357
EOG Resources Inc.	4.150%	1/15/26	13,279	13,647
EQT Corp.	3.900%	10/1/27	18,595	17,485
EQT Midstream Partners LP	4.000%	8/1/24	7,240	6,946
EQT Midstream Partners LP	4.125%	12/1/26	8,180	7,630
EQT Midstream Partners LP	5.500%	7/15/28	10,300	10,562
Exxon Mobil Corp.	3.176%	3/15/24	8,362	8,346
Exxon Mobil Corp.	2.709%	3/6/25	28,365	27,308
Exxon Mobil Corp.	3.043%	3/1/26	36,970	36,070
Halliburton Co.	3.800%	11/15/25	32,332	32,258
Helmerich & Payne International Drilling Co.	4.650%	3/15/25	6,050	6,201
Hess Corp.	3.500%	7/15/24	3,450	3,280
Hess Corp.	4.300%	4/1/27	13,117	12,700
HollyFrontier Corp.	5.875%	4/1/26	12,401	13,356
Husky Energy Inc.	4.000%	4/15/24	11,239	11,262
Kerr-McGee Corp.	6.950%	7/1/24	8,056	9,168
Kinder Morgan Energy Partners LP	3.500%	9/1/23	11,160	10,926
Kinder Morgan Energy Partners LP	4.150%	2/1/24	8,973	9,022
Kinder Morgan Energy Partners LP	4.300%	5/1/24	11,223	11,354

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kinder Morgan Energy Partners LP	4.250%	9/1/24	7,257	7,296
Kinder Morgan Inc.	4.300%	6/1/25	15,847	15,951
Kinder Morgan Inc.	4.300%	3/1/28	21,585	21,360
Magellan Midstream Partners LP	5.000%	3/1/26	8,827	9,366
Marathon Oil Corp.	3.850%	6/1/25	16,639	16,351
Marathon Oil Corp.	4.400%	7/15/27	11,510	11,513
Marathon Petroleum Corp.	3.625%	9/15/24	9,823	9,743
MPLX LP	4.875%	12/1/24	24,233	25,122
MPLX LP	4.000%	2/15/25	8,030	7,941
MPLX LP	4.875%	6/1/25	20,570	21,369
MPLX LP	4.125%	3/1/27	11,456	11,206
MPLX LP	4.000%	3/15/28	10,950	10,541
National Fuel Gas Co.	5.200%	7/15/25	6,000	6,165
National Fuel Gas Co.	3.950%	9/15/27	5,430	5,066
National Fuel Gas Co.	4.750%	9/1/28	675	664
Noble Energy Inc.	3.900%	11/15/24	8,491	8,409
Noble Energy Inc.	3.850%	1/15/28	10,225	9,755
Occidental Petroleum Corp.	3.500%	6/15/25	4,861	4,842
Occidental Petroleum Corp.	3.400%	4/15/26	19,435	19,183
Occidental Petroleum Corp.	3.000%	2/15/27	8,624	8,265
ONEOK Inc.	7.500%	9/1/23	10,615	12,199
ONEOK Inc.	4.000%	7/13/27	4,730	4,607
ONEOK Inc.	4.550%	7/15/28	6,150	6,205
ONEOK Partners LP	5.000%	9/15/23	4,955	5,219
ONEOK Partners LP	4.900%	3/15/25	6,334	6,600
2 Patterson-UTI Energy Inc.	3.950%	2/1/28	5,300	4,975
Phillips 66	3.900%	3/15/28	9,496	9,395
Phillips 66 Partners LP	3.605%	2/15/25	6,795	6,574
Phillips 66 Partners LP	3.550%	10/1/26	5,750	5,449
Phillips 66 Partners LP	3.750%	3/1/28	7,925	7,537
Pioneer Natural Resources Co.	4.450%	1/15/26	6,196	6,374
Plains All American Pipeline LP / PAA Finance Corp.	3.850%	10/15/23	8,253	8,125
Plains All American Pipeline LP / PAA Finance Corp.	3.600%	11/1/24	7,884	7,581
Plains All American Pipeline LP / PAA Finance Corp.	4.650%	10/15/25	17,336	17,549
Plains All American Pipeline LP / PAA Finance Corp.	4.500%	12/15/26	11,842	11,796
Regency Energy Partners LP / Regency Energy Finance
Corp.	4.500%	11/1/23	10,740	10,941
Sabine Pass Liquefaction LLC	5.750%	5/15/24	31,494	33,895
Sabine Pass Liquefaction LLC	5.625%	3/1/25	29,876	31,893
Sabine Pass Liquefaction LLC	5.875%	6/30/26	17,553	18,996
Sabine Pass Liquefaction LLC	5.000%	3/15/27	18,090	18,610
Sabine Pass Liquefaction LLC	4.200%	3/15/28	20,423	19,861
Schlumberger Investment SA	3.650%	12/1/23	20,610	20,848
Shell International Finance BV	3.250%	5/11/25	34,762	34,215
Shell International Finance BV	2.875%	5/10/26	22,419	21,405
Shell International Finance BV	2.500%	9/12/26	18,282	16,957
Spectra Energy Partners LP	4.750%	3/15/24	14,267	14,752
Spectra Energy Partners LP	3.500%	3/15/25	7,240	6,983
Spectra Energy Partners LP	3.375%	10/15/26	7,518	7,072
Suncor Energy Inc.	3.600%	12/1/24	9,920	9,843
Sunoco Logistics Partners Operations LP	4.250%	4/1/24	6,698	6,702
Sunoco Logistics Partners Operations LP	5.950%	12/1/25	7,755	8,386
Sunoco Logistics Partners Operations LP	3.900%	7/15/26	2,690	2,576
Sunoco Logistics Partners Operations LP	4.000%	10/1/27	14,420	13,752
TC PipeLines LP	4.375%	3/13/25	1,275	1,271
TC PipeLines LP	3.900%	5/25/27	8,116	7,702
Tennessee Gas Pipeline Co. LLC	7.000%	3/15/27	950	1,089
Total Capital International SA	3.700%	1/15/24	14,327	14,545
Total Capital International SA	3.750%	4/10/24	12,404	12,569
TransCanada PipeLines Ltd.	3.750%	10/16/23	12,024	12,109
TransCanada PipeLines Ltd.	4.875%	1/15/26	10,794	11,330
TransCanada PipeLines Ltd.	4.250%	5/15/28	10,970	11,055
Transcontinental Gas Pipe Line Co. LLC	7.850%	2/1/26	8,160	10,006
2 Transcontinental Gas Pipe Line Co. LLC	4.000%	3/15/28	3,100	3,050

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Valero Energy Corp.	3.650%	3/15/25	7,921	7,792
Valero Energy Corp.	3.400%	9/15/26	17,536	16,720
Valero Energy Corp.	4.350%	6/1/28	8,400	8,516
Valero Energy Partners LP	4.375%	12/15/26	7,770	7,732
Valero Energy Partners LP	4.500%	3/15/28	5,885	5,887
Western Gas Partners LP	3.950%	6/1/25	9,931	9,529
Western Gas Partners LP	4.650%	7/1/26	5,917	5,903
Western Gas Partners LP	4.500%	3/1/28	3,900	3,819
Williams Cos. Inc.	4.500%	11/15/23	7,641	7,809
Williams Cos. Inc.	4.300%	3/4/24	12,687	12,838
Williams Cos. Inc.	4.550%	6/24/24	12,375	12,622
Williams Cos. Inc.	3.900%	1/15/25	13,914	13,732
Williams Cos. Inc.	4.000%	9/15/25	16,617	16,411
Williams Cos. Inc.	3.750%	6/15/27	17,145	16,393
Other Industrial (0.2%)
CBRE Services Inc.	5.250%	3/15/25	5,895	6,195
CBRE Services Inc.	4.875%	3/1/26	9,595	9,966
Cintas Corp. No 2	3.700%	4/1/27	11,800	11,667
Fluor Corp.	3.500%	12/15/24	7,525	7,397
Fluor Corp.	4.250%	9/15/28	3,675	3,641
Howard Hughes Medical Institute Revenue	3.500%	9/1/23	11,427	11,622
Technology (8.8%)
3 Adobe Systems Inc.	3.250%	2/1/25	13,709	13,517
Alphabet Inc.	3.375%	2/25/24	18,444	18,691
Alphabet Inc.	1.998%	8/15/26	17,909	16,284
Altera Corp.	4.100%	11/15/23	5,600	5,813
Amphenol Corp.	3.200%	4/1/24	3,760	3,630
Analog Devices Inc.	3.125%	12/5/23	9,407	9,157
Analog Devices Inc.	3.900%	12/15/25	10,318	10,236
Analog Devices Inc.	3.500%	12/5/26	11,928	11,491
Apple Inc.	3.000%	2/9/24	19,180	18,927
Apple Inc.	3.450%	5/6/24	30,005	30,210
Apple Inc.	2.850%	5/11/24	28,427	27,701
Apple Inc.	2.750%	1/13/25	24,948	24,075
Apple Inc.	2.500%	2/9/25	20,648	19,565
Apple Inc.	3.200%	5/13/25	28,366	28,002
Apple Inc.	3.250%	2/23/26	43,597	42,813
Apple Inc.	2.450%	8/4/26	31,962	29,605
Apple Inc.	3.350%	2/9/27	34,480	33,942
Apple Inc.	3.200%	5/11/27	29,597	28,772
Apple Inc.	3.000%	6/20/27	13,060	12,525
Apple Inc.	2.900%	9/12/27	32,253	30,633
Apple Inc.	3.000%	11/13/27	19,072	18,334
Applied Materials Inc.	3.900%	10/1/25	9,237	9,422
Applied Materials Inc.	3.300%	4/1/27	17,128	16,695
Arrow Electronics Inc.	3.250%	9/8/24	6,969	6,579
Arrow Electronics Inc.	4.000%	4/1/25	7,470	7,304
Arrow Electronics Inc.	3.875%	1/12/28	4,515	4,260
Autodesk Inc.	4.375%	6/15/25	4,085	4,125
Autodesk Inc.	3.500%	6/15/27	5,800	5,429
Avnet Inc.	4.625%	4/15/26	7,450	7,430
Baidu Inc.	3.875%	9/29/23	12,000	11,966
Baidu Inc.	4.125%	6/30/25	4,585	4,563
Baidu Inc.	3.625%	7/6/27	9,775	9,262
Baidu Inc.	4.375%	3/29/28	6,200	6,195
Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625%	1/15/24	35,328	34,185
Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.125%	1/15/25	16,250	15,037
Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	83,743	78,260
Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.500%	1/15/28	2,810	2,536
Broadridge Financial Solutions Inc.	3.400%	6/27/26	4,998	4,761
CA Inc.	4.700%	3/15/27	4,550	4,532
Cadence Design Systems Inc.	4.375%	10/15/24	4,775	4,843
Cisco Systems Inc.	2.200%	9/20/23	5,634	5,372

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Cisco Systems Inc.	3.625%	3/4/24	22,025	22,486
Cisco Systems Inc.	2.950%	2/28/26	12,840	12,407
Cisco Systems Inc.	2.500%	9/20/26	20,091	18,699
Citrix Systems Inc.	4.500%	12/1/27	10,360	10,075
2 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	6.020%	6/15/26	63,426	67,187
DXC Technology Co.	4.250%	4/15/24	7,673	7,708
DXC Technology Co.	4.750%	4/15/27	9,650	9,837
Fidelity National Information Services Inc.	3.875%	6/5/24	3,364	3,376
Fidelity National Information Services Inc.	5.000%	10/15/25	9,784	10,355
Fidelity National Information Services Inc.	3.000%	8/15/26	20,831	19,363
Fidelity National Information Services Inc.	4.250%	5/15/28	5,950	6,013
Fiserv Inc.	3.850%	6/1/25	12,875	12,870
Flex Ltd.	4.750%	6/15/25	7,395	7,477
Hewlett Packard Enterprise Co.	4.900%	10/15/25	36,030	37,061
Intel Corp.	2.875%	5/11/24	18,907	18,343
Intel Corp.	3.700%	7/29/25	36,979	37,438
Intel Corp.	2.600%	5/19/26	27,287	25,577
Intel Corp.	3.150%	5/11/27	640	622
International Business Machines Corp.	3.375%	8/1/23	10,000	10,022
International Business Machines Corp.	3.625%	2/12/24	22,595	22,804
International Business Machines Corp.	7.000%	10/30/25	8,348	10,085
International Business Machines Corp.	3.450%	2/19/26	19,674	19,538
International Business Machines Corp.	3.300%	1/27/27	6,240	6,138
International Business Machines Corp.	6.220%	8/1/27	3,709	4,389
International Business Machines Corp.	6.500%	1/15/28	2,075	2,510
Jabil Inc.	3.950%	1/12/28	6,700	6,379
Juniper Networks Inc.	4.500%	3/15/24	6,212	6,332
Juniper Networks Inc.	4.350%	6/15/25	4,670	4,676
Keysight Technologies Inc.	4.550%	10/30/24	8,200	8,346
Keysight Technologies Inc.	4.600%	4/6/27	9,525	9,704
KLA-Tencor Corp.	4.650%	11/1/24	17,230	17,867
Lam Research Corp.	3.800%	3/15/25	6,968	6,958
Marvell Technology Group Ltd.	4.875%	6/22/28	6,750	6,868
Maxim Integrated Products Inc.	3.450%	6/15/27	6,875	6,521
Microsoft Corp.	3.625%	12/15/23	21,153	21,589
Microsoft Corp.	2.875%	2/6/24	38,953	38,257
Microsoft Corp.	2.700%	2/12/25	31,923	30,810
Microsoft Corp.	3.125%	11/3/25	38,229	37,551
Microsoft Corp.	2.400%	8/8/26	55,259	51,317
Microsoft Corp.	3.300%	2/6/27	48,706	48,155
Motorola Solutions Inc.	4.000%	9/1/24	10,343	10,204
Motorola Solutions Inc.	4.600%	2/23/28	9,625	9,540
NetApp Inc.	3.300%	9/29/24	5,410	5,178
NVIDIA Corp.	3.200%	9/16/26	14,237	13,818
Oracle Corp.	2.400%	9/15/23	35,408	33,884
Oracle Corp.	3.400%	7/8/24	33,032	32,985
Oracle Corp.	2.950%	11/15/24	29,532	28,719
Oracle Corp.	2.950%	5/15/25	32,607	31,495
Oracle Corp.	2.650%	7/15/26	42,853	39,902
Oracle Corp.	3.250%	11/15/27	35,545	34,426
QUALCOMM Inc.	2.900%	5/20/24	19,343	18,508
QUALCOMM Inc.	3.450%	5/20/25	27,107	26,352
QUALCOMM Inc.	3.250%	5/20/27	27,800	26,189
salesforce.com Inc.	3.700%	4/11/28	20,575	20,532
Seagate HDD	4.875%	3/1/24	7,769	7,643
Seagate HDD	4.750%	1/1/25	9,681	9,245
Seagate HDD	4.875%	6/1/27	9,872	9,181
Tech Data Corp.	4.950%	2/15/27	9,864	9,700
Texas Instruments Inc.	2.625%	5/15/24	4,421	4,257
Texas Instruments Inc.	2.900%	11/3/27	2,835	2,699
Total System Services Inc.	4.800%	4/1/26	11,846	12,259
Total System Services Inc.	4.450%	6/1/28	6,750	6,825
Trimble Inc.	4.750%	12/1/24	6,021	6,139
Trimble Inc.	4.900%	6/15/28	7,665	7,816

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tyco Electronics Group SA	3.450%	8/1/24	5,521	5,415
Tyco Electronics Group SA	3.700%	2/15/26	4,265	4,209
Tyco Electronics Group SA	3.125%	8/15/27	6,960	6,543
Verisk Analytics Inc.	4.000%	6/15/25	12,349	12,221
VMware Inc.	3.900%	8/21/27	17,314	16,327
Xerox Corp.	3.625%	3/15/23	4,000	3,762
Xilinx Inc.	2.950%	6/1/24	10,212	9,759
Transportation (2.2%)
1 American Airlines 2013-1 Class A Pass Through Trust	4.000%	1/15/27	3,262	3,255
1 American Airlines 2014-1 Class A Pass Through Trust	3.700%	4/1/28	5,407	5,292
1 American Airlines 2015-1 Class A Pass Through Trust	3.375%	11/1/28	11,712	11,302
1 American Airlines 2015-1 Class B Pass Through Trust	3.700%	11/1/24	1,734	1,691
1 American Airlines 2015-2 Class AA Pass Through Trust	3.600%	9/22/27	3,101	3,035
1 American Airlines 2016-1 Class AA Pass Through Trust	3.575%	1/15/28	6,941	6,778
1 American Airlines 2016-2 Class A Pass Through Trust	3.650%	6/15/28	3,665	3,559
1 American Airlines 2016-2 Class AA Pass Through Trust	3.200%	12/15/29	6,938	6,610
1 American Airlines 2017-1B Class B Pass Through Trust	4.950%	2/15/25	1,887	1,904
1 BNSF Funding Trust I	6.613%	12/15/55	1,890	2,108
Burlington Northern Santa Fe LLC	3.850%	9/1/23	9,536	9,720
Burlington Northern Santa Fe LLC	3.750%	4/1/24	13,610	13,804
Burlington Northern Santa Fe LLC	3.400%	9/1/24	7,792	7,756
Burlington Northern Santa Fe LLC	3.000%	4/1/25	12,162	11,762
Burlington Northern Santa Fe LLC	3.650%	9/1/25	8,450	8,514
Burlington Northern Santa Fe LLC	7.000%	12/15/25	3,001	3,637
Burlington Northern Santa Fe LLC	3.250%	6/15/27	6,795	6,639
Canadian National Railway Co.	2.950%	11/21/24	6,614	6,425
Canadian National Railway Co.	2.750%	3/1/26	6,743	6,371
Canadian National Railway Co.	6.900%	7/15/28	3,971	4,966
Canadian Pacific Railway Co.	2.900%	2/1/25	7,998	7,659
Canadian Pacific Railway Co.	4.000%	6/1/28	7,750	7,910
CH Robinson Worldwide Inc.	4.200%	4/15/28	8,950	8,869
1 Continental Airlines 2012-1 Class A Pass Through Trust	4.150%	10/11/25	7,795	7,885
1 Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	4/29/26	5,427	5,435
CSX Corp.	3.700%	11/1/23	2,375	2,400
CSX Corp.	3.400%	8/1/24	10,888	10,798
CSX Corp.	3.350%	11/1/25	7,960	7,768
CSX Corp.	2.600%	11/1/26	11,097	10,151
CSX Corp.	3.250%	6/1/27	12,046	11,414
CSX Corp.	3.800%	3/1/28	11,175	11,059
1 CSX Transportation Inc.	6.251%	1/15/23	26	28
1 Delta Air Lines 2015-1 Class AA Pass Through Trust	3.625%	7/30/27	326	324
Delta Air Lines Inc.	4.375%	4/19/28	6,500	6,354
FedEx Corp.	2.700%	4/15/23	1,700	1,635
FedEx Corp.	4.000%	1/15/24	8,518	8,755
FedEx Corp.	3.200%	2/1/25	10,433	10,198
FedEx Corp.	3.250%	4/1/26	9,584	9,285
FedEx Corp.	3.300%	3/15/27	4,420	4,237
FedEx Corp.	3.400%	2/15/28	6,300	6,060
Kirby Corp.	4.200%	3/1/28	11,100	10,916
1 Latam Airlines 2015-1 Pass Through Trust A	4.200%	8/15/29	5,348	5,134
Norfolk Southern Corp.	3.850%	1/15/24	3,200	3,242
Norfolk Southern Corp.	5.590%	5/17/25	1,770	1,931
Norfolk Southern Corp.	3.650%	8/1/25	50	50
Norfolk Southern Corp.	2.900%	6/15/26	8,775	8,301
Norfolk Southern Corp.	7.800%	5/15/27	3,692	4,687
Norfolk Southern Corp.	3.150%	6/1/27	8,722	8,319
Norfolk Southern Corp.	3.800%	8/1/28	8,100	8,089
Southwest Airlines Co.	3.000%	11/15/26	3,500	3,254
Southwest Airlines Co.	3.450%	11/16/27	4,190	4,003
1 Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	931	983
1 Spirit Airlines Class A Pass Through Certificates Series
2015-1	4.100%	10/1/29	2,708	2,704
Trinity Industries Inc.	4.550%	10/1/24	3,435	3,300

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Union Pacific Corp.	3.646%	2/15/24	7,829	7,863
Union Pacific Corp.	3.750%	3/15/24	6,505	6,564
Union Pacific Corp.	3.250%	1/15/25	5,307	5,147
Union Pacific Corp.	3.750%	7/15/25	3,250	3,277
Union Pacific Corp.	3.250%	8/15/25	8,212	7,985
Union Pacific Corp.	2.750%	3/1/26	12,727	11,898
Union Pacific Corp.	3.000%	4/15/27	6,722	6,384
1 United Airlines 2013-1 Class A Pass Through Trust	4.300%	2/15/27	7,122	7,248
1 United Airlines 2014-1 Class A Pass Through Trust	4.000%	10/11/27	7,775	7,815
1 United Airlines 2014-2 Class A Pass Through Trust	3.750%	3/3/28	7,686	7,627
1 United Airlines 2015-1 Class AA Pass Through Trust	3.450%	12/1/27	7,610	7,410
1 United Airlines 2016-1 Class A Pass Through Trust	3.450%	1/7/30	1,610	1,556
1 United Airlines 2016-1 Class AA Pass Through Trust	3.100%	7/7/28	8,999	8,559
United Parcel Service Inc.	2.800%	11/15/24	10,483	10,089
United Parcel Service Inc.	2.400%	11/15/26	8,817	8,098
United Parcel Service Inc.	3.050%	11/15/27	12,730	12,202
1 US Airways 2012-1 Class A Pass Through Trust	5.900%	4/1/26	812	868
1 US Airways 2013-1 Class A Pass Through Trust	3.950%	5/15/27	2,640	2,624
1 US Airways Inc. 2012-2 Class A Pass Through Trust	4.625%	12/3/26	1,903	1,953
				11,949,601
Utilities (5.3%)
Electric (4.7%)
2 AEP Texas Inc.	3.950%	6/1/28	9,500	9,526
AEP Transmission Co. LLC	3.100%	12/1/26	6,125	5,897
Alabama Power Co.	3.550%	12/1/23	6,321	6,307
Ameren Corp.	3.650%	2/15/26	4,400	4,248
Ameren Illinois Co.	3.250%	3/1/25	4,247	4,170
Ameren Illinois Co.	3.800%	5/15/28	7,000	7,087
American Electric Power Co. Inc.	3.200%	11/13/27	4,100	3,848
Appalachian Power Co.	3.400%	6/1/25	1,275	1,247
Appalachian Power Co.	3.300%	6/1/27	3,500	3,374
Arizona Public Service Co.	3.150%	5/15/25	4,070	3,951
Arizona Public Service Co.	2.950%	9/15/27	4,125	3,872
Avangrid Inc.	3.150%	12/1/24	8,304	7,932
Baltimore Gas & Electric Co.	2.400%	8/15/26	3,200	2,913
Berkshire Hathaway Energy Co.	3.750%	11/15/23	10,555	10,681
Berkshire Hathaway Energy Co.	3.500%	2/1/25	6,298	6,239
Berkshire Hathaway Energy Co.	3.250%	4/15/28	4,900	4,648
Black Hills Corp.	4.250%	11/30/23	3,454	3,521
Black Hills Corp.	3.950%	1/15/26	9,720	9,636
Black Hills Corp.	3.150%	1/15/27	5,350	4,941
CenterPoint Energy Houston Electric LLC	2.400%	9/1/26	940	858
CenterPoint Energy Houston Electric LLC	3.000%	2/1/27	3,351	3,188
Cleco Corporate Holdings LLC	3.743%	5/1/26	7,016	6,642
Cleveland Electric Illuminating Co.	5.500%	8/15/24	2,900	3,175
CMS Energy Corp.	3.000%	5/15/26	4,609	4,293
CMS Energy Corp.	3.450%	8/15/27	4,775	4,601
Commonwealth Edison Co.	2.550%	6/15/26	6,625	6,133
Commonwealth Edison Co.	2.950%	8/15/27	3,539	3,337
Commonwealth Edison Co.	3.700%	8/15/28	5,300	5,328
Connecticut Light & Power Co.	3.200%	3/15/27	4,750	4,603
Consolidated Edison Co. of New York Inc.	3.125%	11/15/27	4,600	4,425
Consolidated Edison Co. of New York Inc.	3.800%	5/15/28	3,450	3,496
Delmarva Power & Light Co.	3.500%	11/15/23	5,709	5,731
Dominion Energy Inc.	3.625%	12/1/24	5,087	5,000
Dominion Energy Inc.	3.900%	10/1/25	9,105	9,007
Dominion Energy Inc.	2.850%	8/15/26	7,026	6,415
Dominion Energy Inc.	4.250%	6/1/28	6,730	6,785
1 Dominion Energy Inc.	5.750%	10/1/54	4,975	5,172
DTE Electric Co.	3.650%	3/15/24	5,359	5,403
DTE Electric Co.	3.375%	3/1/25	4,361	4,313
DTE Energy Co.	3.850%	12/1/23	4,525	4,545
DTE Energy Co.	3.500%	6/1/24	5,550	5,457

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
DTE Energy Co.	2.850%	10/1/26	9,317	8,574
DTE Energy Co.	3.800%	3/15/27	5,750	5,641
Duke Energy Carolinas LLC	2.950%	12/1/26	5,485	5,257
Duke Energy Corp.	3.950%	10/15/23	4,700	4,755
Duke Energy Corp.	3.750%	4/15/24	16,107	16,158
Duke Energy Corp.	2.650%	9/1/26	20,151	18,299
Duke Energy Corp.	3.150%	8/15/27	10,275	9,634
Duke Energy Florida LLC	3.200%	1/15/27	8,621	8,382
Duke Energy Florida LLC	3.800%	7/15/28	8,575	8,669
Duke Energy Ohio Inc.	3.800%	9/1/23	6,711	6,816
Duke Energy Progress LLC	3.375%	9/1/23	1,000	1,004
Duke Energy Progress LLC	3.250%	8/15/25	7,852	7,691
Duke Energy Progress LLC	3.700%	9/1/28	1,500	1,507
Edison International	4.125%	3/15/28	7,500	7,499
Emera US Finance LP	3.550%	6/15/26	13,266	12,592
Enel Americas SA	4.000%	10/25/26	2,892	2,757
Enel Chile SA	4.875%	6/12/28	13,750	14,059
Enel Generacion Chile SA	4.250%	4/15/24	2,400	2,380
Entergy Arkansas Inc.	3.700%	6/1/24	3,475	3,506
Entergy Arkansas Inc.	3.500%	4/1/26	10,934	10,829
Entergy Corp.	2.950%	9/1/26	9,060	8,330
Entergy Gulf States Louisiana LLC	5.590%	10/1/24	4,349	4,766
Entergy Louisiana LLC	4.050%	9/1/23	5,150	5,291
Entergy Louisiana LLC	5.400%	11/1/24	3,995	4,364
Entergy Louisiana LLC	2.400%	10/1/26	12,104	11,002
Entergy Louisiana LLC	3.120%	9/1/27	9,420	9,015
Entergy Louisiana LLC	3.250%	4/1/28	2,888	2,783
Entergy Mississippi Inc.	2.850%	6/1/28	1,538	1,426
Eversource Energy	2.900%	10/1/24	8,550	8,141
Eversource Energy	3.150%	1/15/25	3,429	3,316
Eversource Energy	3.300%	1/15/28	2,400	2,287
Exelon Corp.	3.950%	6/15/25	11,370	11,359
Exelon Corp.	3.400%	4/15/26	13,197	12,626
FirstEnergy Corp.	3.900%	7/15/27	23,379	22,803
Florida Power & Light Co.	3.250%	6/1/24	6,570	6,523
Florida Power & Light Co.	3.125%	12/1/25	8,390	8,203
Fortis Inc.	3.055%	10/4/26	29,660	27,554
Georgia Power Co.	3.250%	4/1/26	5,776	5,482
Georgia Power Co.	3.250%	3/30/27	5,363	5,030
Gulf Power Co.	3.300%	5/30/27	7,085	6,841
Indiana Michigan Power Co.	3.850%	5/15/28	4,250	4,282
Interstate Power & Light Co.	3.250%	12/1/24	7,950	7,801
IPALCO Enterprises Inc.	3.700%	9/1/24	4,889	4,718
ITC Holdings Corp.	3.650%	6/15/24	4,445	4,380
ITC Holdings Corp.	3.250%	6/30/26	6,612	6,237
ITC Holdings Corp.	3.350%	11/15/27	9,525	8,999
Kansas City Power & Light Co.	3.650%	8/15/25	400	395
Louisville Gas & Electric Co.	3.300%	10/1/25	4,075	4,000
MidAmerican Energy Co.	3.500%	10/15/24	6,665	6,677
MidAmerican Energy Co.	3.100%	5/1/27	4,400	4,204
Mississippi Power Co.	3.950%	3/30/28	2,250	2,237
National Rural Utilities Cooperative Finance Corp.	3.400%	11/15/23	5,475	5,486
National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	10,705	10,324
National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	6,310	6,061
National Rural Utilities Cooperative Finance Corp.	3.250%	11/1/25	6,361	6,255
National Rural Utilities Cooperative Finance Corp.	3.050%	4/25/27	4,000	3,823
National Rural Utilities Cooperative Finance Corp.	3.400%	2/7/28	6,475	6,342
1 National Rural Utilities Cooperative Finance Corp.	5.250%	4/20/46	3,125	3,225
NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	17,519	17,001
1 NextEra Energy Capital Holdings Inc.	4.800%	12/1/77	7,350	6,909
NSTAR Electric Co.	3.200%	5/15/27	10,990	10,603
Oklahoma Gas & Electric Co.	3.800%	8/15/28	5,250	5,247
Oncor Electric Delivery Co. LLC	2.950%	4/1/25	4,730	4,561
Pacific Gas & Electric Co.	3.850%	11/15/23	2,613	2,607

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pacific Gas & Electric Co.	3.750%	2/15/24	8,283	8,112
Pacific Gas & Electric Co.	3.400%	8/15/24	4,711	4,515
Pacific Gas & Electric Co.	3.500%	6/15/25	8,529	8,109
Pacific Gas & Electric Co.	2.950%	3/1/26	7,822	7,074
Pacific Gas & Electric Co.	3.300%	3/15/27	6,535	6,013
Pacific Gas & Electric Co.	3.300%	12/1/27	15,200	13,891
2 Pacific Gas & Electric Co.	4.650%	8/1/28	3,475	3,507
PacifiCorp	3.600%	4/1/24	5,810	5,828
PECO Energy Co.	3.150%	10/15/25	1,635	1,591
Potomac Electric Power Co.	3.600%	3/15/24	4,231	4,259
PPL Capital Funding Inc.	3.950%	3/15/24	2,363	2,367
PPL Capital Funding Inc.	3.100%	5/15/26	12,433	11,646
Public Service Co. of Colorado	3.700%	6/15/28	3,000	3,023
Public Service Co. of New Hampshire	3.500%	11/1/23	3,650	3,656
Public Service Electric & Gas Co.	3.000%	5/15/25	4,274	4,143
Public Service Electric & Gas Co.	2.250%	9/15/26	7,756	7,034
Public Service Electric & Gas Co.	3.000%	5/15/27	7,200	6,877
Public Service Electric & Gas Co.	3.700%	5/1/28	4,100	4,121
Puget Energy Inc.	3.650%	5/15/25	7,670	7,458
San Diego Gas & Electric Co.	3.600%	9/1/23	3,200	3,222
San Diego Gas & Electric Co.	2.500%	5/15/26	9,954	9,188
Scottish Power Ltd.	5.810%	3/15/25	1,760	1,916
Sierra Pacific Power Co.	2.600%	5/1/26	5,780	5,343
South Carolina Electric & Gas Co.	4.250%	8/15/28	3,950	3,954
Southern California Edison Co.	3.500%	10/1/23	8,359	8,383
Southern California Edison Co.	3.700%	8/1/25	2,875	2,886
Southern California Edison Co.	3.650%	3/1/28	5,600	5,522
Southern Co.	3.250%	7/1/26	23,939	22,426
Southern Power Co.	4.150%	12/1/25	6,976	6,926
Southwestern Electric Power Co.	2.750%	10/1/26	7,840	7,197
Southwestern Public Service Co.	3.300%	6/15/24	4,050	3,986
Tucson Electric Power Co.	3.050%	3/15/25	2,750	2,603
Union Electric Co.	3.500%	4/15/24	5,660	5,669
Union Electric Co.	2.950%	6/15/27	3,800	3,597
Virginia Electric & Power Co.	3.450%	2/15/24	2,485	2,472
Virginia Electric & Power Co.	3.100%	5/15/25	3,234	3,119
Virginia Electric & Power Co.	3.150%	1/15/26	11,024	10,674
Virginia Electric & Power Co.	2.950%	11/15/26	9,693	9,172
Virginia Electric & Power Co.	3.500%	3/15/27	15,864	15,673
Virginia Electric & Power Co.	3.800%	4/1/28	9,925	10,016
WEC Energy Group Inc.	3.550%	6/15/25	5,942	5,873
Westar Energy Inc.	2.550%	7/1/26	5,874	5,420
Westar Energy Inc.	3.100%	4/1/27	3,357	3,216
Wisconsin Power & Light Co.	3.050%	10/15/27	3,600	3,421
Xcel Energy Inc.	3.300%	6/1/25	8,696	8,482
Xcel Energy Inc.	3.350%	12/1/26	6,305	6,086
Xcel Energy Inc.	4.000%	6/15/28	7,835	7,907
Natural Gas (0.5%)
Atmos Energy Corp.	3.000%	6/15/27	6,858	6,518
CenterPoint Energy Resources Corp.	4.000%	4/1/28	4,615	4,591
NiSource Finance Corp.	3.490%	5/15/27	13,578	13,068
ONE Gas Inc.	3.610%	2/1/24	2,314	2,306
Sempra Energy	4.050%	12/1/23	9,511	9,624
Sempra Energy	3.550%	6/15/24	7,034	6,941
Sempra Energy	3.750%	11/15/25	5,038	4,964
Sempra Energy	3.250%	6/15/27	13,602	12,655
Sempra Energy	3.400%	2/1/28	14,850	13,950
Southern California Gas Co.	3.150%	9/15/24	4,350	4,287
Southern California Gas Co.	3.200%	6/15/25	1,975	1,921
Southern California Gas Co.	2.600%	6/15/26	9,375	8,686
Southern Co. Gas Capital Corp.	2.450%	10/1/23	6,076	5,729
Southern Co. Gas Capital Corp.	3.250%	6/15/26	3,875	3,653
Southwest Gas Corp.	3.700%	4/1/28	4,000	3,954

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Other Utility (0.1%)
American Water Capital Corp.	3.850%	3/1/24	3,366	3,431
American Water Capital Corp.	3.400%	3/1/25	9,680	9,597
American Water Capital Corp.	2.950%	9/1/27	7,740	7,312
American Water Capital Corp.	3.750%	9/1/28	2,500	2,499
United Utilities plc	6.875%	8/15/28	2,090	2,463
				1,103,192

Total Corporate Bonds (Cost $21,156,289)				20,610,656

				Market
				Value
	Coupon		Shares	($000)
Temporary Cash Investment (0.4%)
Money Market Fund (0.4%)
4 Vanguard Market Liquidity Fund
(Cost $83,780)	2.153%		837,734	83,790

Total Investments (99.5%) (Cost $21,301,704)				20,755,990
Other Assets and Liabilities—Net (0.5%)				113,208
Net Assets (100%)				20,869,198

1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2018, the aggregate value of these securities was $420,027,000, representing 2.0% of net assets.
3 Securities with a value of $1,154,000 have been segregated as initial margin for recently closed futures contracts.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REIT—Real Estate Investment Trust.

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (0.4%)
U.S. Government Securities (0.4%)
	United States Treasury Note/Bond	2.875%	8/15/28	11,880	11,889
	United States Treasury Note/Bond	3.125%	5/15/48	2,700	2,754

Total U.S. Government and Agency Obligations (Cost $14,679)					14,643

Corporate Bonds (98.2%)
Finance (16.7%)
	Banking (8.9%)
	American Express Co.	4.050%	12/3/42	2,111	2,081
	Bank of America Corp.	6.110%	1/29/37	4,285	4,953
1	Bank of America Corp.	4.244%	4/24/38	4,871	4,804
	Bank of America Corp.	7.750%	5/14/38	3,763	5,124
	Bank of America Corp.	5.875%	2/7/42	3,999	4,769
	Bank of America Corp.	5.000%	1/21/44	4,300	4,642
	Bank of America Corp.	4.875%	4/1/44	1,307	1,383
	Bank of America Corp.	4.750%	4/21/45	986	1,001
1	Bank of America Corp.	4.443%	1/20/48	2,870	2,870
1	Bank of America Corp.	3.946%	1/23/49	2,805	2,595
	Bank of America NA	6.000%	10/15/36	2,592	3,098
	Bank of New York Mellon Corp.	3.000%	10/30/28	333	308
	Bank of New York Mellon Corp.	3.300%	8/23/29	2,065	1,951
	Bank One Capital III	8.750%	9/1/30	453	622
	Barclays plc	5.250%	8/17/45	3,030	2,989
	Barclays plc	4.950%	1/10/47	2,845	2,674
	Citigroup Inc.	6.625%	6/15/32	1,603	1,909
	Citigroup Inc.	5.875%	2/22/33	750	830
	Citigroup Inc.	6.000%	10/31/33	1,869	2,120
	Citigroup Inc.	6.125%	8/25/36	1,400	1,603
1	Citigroup Inc.	3.878%	1/24/39	2,130	1,972
	Citigroup Inc.	8.125%	7/15/39	4,037	5,833
	Citigroup Inc.	5.875%	1/30/42	2,148	2,513
	Citigroup Inc.	6.675%	9/13/43	2,390	2,973
	Citigroup Inc.	5.300%	5/6/44	1,074	1,144
	Citigroup Inc.	4.650%	7/30/45	2,800	2,842
	Citigroup Inc.	4.750%	5/18/46	4,556	4,512
1	Citigroup Inc.	4.281%	4/24/48	1,975	1,902
	Citigroup Inc.	4.650%	7/23/48	5,225	5,316
	Cooperatieve Rabobank UA	5.250%	5/24/41	3,120	3,554
	Cooperatieve Rabobank UA	5.750%	12/1/43	3,225	3,678
	Cooperatieve Rabobank UA	5.250%	8/4/45	2,219	2,378
	Credit Suisse Group Funding Guernsey Ltd.	4.875%	5/15/45	4,202	4,310
	Credit Suisse USA Inc.	7.125%	7/15/32	1,236	1,583
	Fifth Third Bancorp	8.250%	3/1/38	2,257	3,110
	First Republic Bank	4.375%	8/1/46	463	441
	First Republic Bank	4.625%	2/13/47	1,150	1,113
	Goldman Sachs Capital I	6.345%	2/15/34	2,422	2,849
	Goldman Sachs Group Inc.	6.125%	2/15/33	4,201	4,854
	Goldman Sachs Group Inc.	6.450%	5/1/36	1,581	1,862
	Goldman Sachs Group Inc.	6.750%	10/1/37	12,019	14,564
1	Goldman Sachs Group Inc.	4.017%	10/31/38	5,680	5,286
1	Goldman Sachs Group Inc.	4.411%	4/23/39	3,850	3,755
	Goldman Sachs Group Inc.	6.250%	2/1/41	5,268	6,365
	Goldman Sachs Group Inc.	4.800%	7/8/44	3,926	4,017
	Goldman Sachs Group Inc.	5.150%	5/22/45	4,315	4,440
	Goldman Sachs Group Inc.	4.750%	10/21/45	3,901	3,971
	HSBC Bank USA NA	5.875%	11/1/34	2,420	2,771
	HSBC Bank USA NA	5.625%	8/15/35	1,911	2,139
	HSBC Bank USA NA	7.000%	1/15/39	1,175	1,532
	HSBC Holdings plc	7.625%	5/17/32	958	1,230
	HSBC Holdings plc	6.500%	5/2/36	4,275	5,085
	HSBC Holdings plc	6.500%	9/15/37	5,610	6,701
	HSBC Holdings plc	6.800%	6/1/38	3,028	3,735

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
HSBC Holdings plc	6.100%	1/14/42	1,428	1,734
HSBC Holdings plc	5.250%	3/14/44	3,797	3,975
JPMorgan Chase & Co.	6.400%	5/15/38	4,471	5,625
1 JPMorgan Chase & Co.	3.882%	7/24/38	6,400	6,007
JPMorgan Chase & Co.	5.500%	10/15/40	3,056	3,485
JPMorgan Chase & Co.	5.600%	7/15/41	4,291	4,952
JPMorgan Chase & Co.	5.400%	1/6/42	2,310	2,604
JPMorgan Chase & Co.	5.625%	8/16/43	2,503	2,840
JPMorgan Chase & Co.	4.850%	2/1/44	2,620	2,761
JPMorgan Chase & Co.	4.950%	6/1/45	2,891	3,035
1 JPMorgan Chase & Co.	4.260%	2/22/48	4,745	4,576
1 JPMorgan Chase & Co.	4.032%	7/24/48	2,570	2,395
1 JPMorgan Chase & Co.	3.964%	11/15/48	5,050	4,665
1 JPMorgan Chase & Co.	3.897%	1/23/49	4,700	4,296
Lloyds Banking Group plc	5.300%	12/1/45	1,388	1,413
Lloyds Banking Group plc	4.344%	1/9/48	3,575	3,144
Mitsubishi UFJ Financial Group Inc.	4.286%	7/26/38	1,000	1,014
Morgan Stanley	7.250%	4/1/32	2,325	2,973
1 Morgan Stanley	3.971%	7/22/38	4,442	4,176
1 Morgan Stanley	4.457%	4/22/39	2,150	2,126
Morgan Stanley	6.375%	7/24/42	4,876	6,087
Morgan Stanley	4.300%	1/27/45	5,927	5,734
Morgan Stanley	4.375%	1/22/47	3,975	3,900
Regions Bank	6.450%	6/26/37	665	788
Regions Financial Corp.	7.375%	12/10/37	981	1,275
Wachovia Corp.	7.500%	4/15/35	870	1,117
Wachovia Corp.	5.500%	8/1/35	1,188	1,295
Wachovia Corp.	6.550%	10/15/35	25	30
Wells Fargo & Co.	5.375%	2/7/35	1,832	2,066
Wells Fargo & Co.	5.375%	11/2/43	4,438	4,786
Wells Fargo & Co.	5.606%	1/15/44	5,117	5,692
Wells Fargo & Co.	4.650%	11/4/44	4,653	4,575
Wells Fargo & Co.	3.900%	5/1/45	4,750	4,434
Wells Fargo & Co.	4.900%	11/17/45	3,921	3,961
Wells Fargo & Co.	4.400%	6/14/46	3,191	3,009
Wells Fargo & Co.	4.750%	12/7/46	4,269	4,261
Wells Fargo Bank NA	5.950%	8/26/36	1,545	1,821
Wells Fargo Bank NA	5.850%	2/1/37	2,738	3,200
Wells Fargo Bank NA	6.600%	1/15/38	3,213	4,087
1 Wells Fargo Capital X	5.950%	2/15/36	1,650	1,782
Brokerage (0.5%)
Brookfield Finance Inc.	4.700%	9/20/47	1,838	1,764
CME Group Inc.	5.300%	9/15/43	1,670	1,986
CME Group Inc.	4.150%	6/15/48	1,200	1,216
Intercontinental Exchange Inc.	3.750%	9/21/28	1,300	1,302
Intercontinental Exchange Inc.	4.250%	9/21/48	2,530	2,529
Invesco Finance plc	5.375%	11/30/43	858	964
Jefferies Group LLC	6.250%	1/15/36	798	824
Jefferies Group LLC	6.500%	1/20/43	1,008	1,052
Jefferies Group LLC / Jefferies Group Capital Finance
Inc.	4.150%	1/23/30	2,400	2,180
Legg Mason Inc.	5.625%	1/15/44	1,350	1,382
Raymond James Financial Inc.	4.950%	7/15/46	1,651	1,704
Finance Companies (0.7%)
GATX Corp.	4.550%	11/7/28	975	983
GATX Corp.	5.200%	3/15/44	195	203
GATX Corp.	4.500%	3/30/45	195	184
GE Capital International Funding Co. Unlimited Co.	4.418%	11/15/35	24,687	23,680
Insurance (5.8%)
ACE Capital Trust II	9.700%	4/1/30	507	712
Aetna Inc.	6.625%	6/15/36	1,280	1,591
Aetna Inc.	6.750%	12/15/37	1,061	1,327
Aetna Inc.	4.500%	5/15/42	1,547	1,523

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Aetna Inc.	4.125%	11/15/42	1,283	1,188
Aetna Inc.	4.750%	3/15/44	890	889
Aetna Inc.	3.875%	8/15/47	2,215	1,964
Aflac Inc.	4.000%	10/15/46	738	694
Alleghany Corp.	4.900%	9/15/44	767	785
Allstate Corp.	5.350%	6/1/33	882	994
Allstate Corp.	5.550%	5/9/35	1,286	1,483
Allstate Corp.	5.950%	4/1/36	985	1,190
Allstate Corp.	4.500%	6/15/43	528	544
Allstate Corp.	4.200%	12/15/46	1,509	1,500
1 Allstate Corp.	6.500%	5/15/67	1,000	1,119
American Financial Group Inc.	4.500%	6/15/47	1,033	976
American International Group Inc.	3.875%	1/15/35	3,458	3,110
American International Group Inc.	4.700%	7/10/35	1,173	1,169
American International Group Inc.	6.250%	5/1/36	740	848
American International Group Inc.	4.500%	7/16/44	4,214	3,995
American International Group Inc.	4.800%	7/10/45	2,375	2,348
American International Group Inc.	4.750%	4/1/48	2,690	2,659
American International Group Inc.	4.375%	1/15/55	1,719	1,505
1 American International Group Inc.	8.175%	5/15/68	725	912
Anthem Inc.	5.950%	12/15/34	1	1
Anthem Inc.	5.850%	1/15/36	750	854
Anthem Inc.	6.375%	6/15/37	700	839
Anthem Inc.	4.625%	5/15/42	3,231	3,126
Anthem Inc.	4.650%	1/15/43	2,247	2,187
Anthem Inc.	5.100%	1/15/44	2,035	2,100
Anthem Inc.	4.650%	8/15/44	1,502	1,461
Anthem Inc.	4.375%	12/1/47	2,775	2,622
Anthem Inc.	4.550%	3/1/48	750	726
Anthem Inc.	4.850%	8/15/54	675	656
Aon Corp.	6.250%	9/30/40	670	831
Aon plc	4.600%	6/14/44	1,520	1,517
Aon plc	4.750%	5/15/45	1,174	1,187
Arch Capital Finance LLC	5.031%	12/15/46	1,038	1,088
Arch Capital Group Ltd.	7.350%	5/1/34	375	488
Arch Capital Group US Inc.	5.144%	11/1/43	1,258	1,344
Assurant Inc.	6.750%	2/15/34	784	913
2 AXA Equitable Holdings Inc.	5.000%	4/20/48	3,870	3,634
AXA SA	8.600%	12/15/30	2,613	3,441
Berkshire Hathaway Finance Corp.	5.750%	1/15/40	1,669	2,021
Berkshire Hathaway Finance Corp.	4.400%	5/15/42	1,779	1,843
Berkshire Hathaway Finance Corp.	4.300%	5/15/43	1,083	1,110
Berkshire Hathaway Finance Corp.	4.200%	8/15/48	5,400	5,460
Berkshire Hathaway Inc.	4.500%	2/11/43	1,881	1,980
Brighthouse Financial Inc.	4.700%	6/22/47	3,100	2,597
Chubb Corp.	6.000%	5/11/37	1,766	2,165
Chubb Corp.	6.500%	5/15/38	1,093	1,402
Chubb INA Holdings Inc.	6.700%	5/15/36	865	1,123
Chubb INA Holdings Inc.	4.150%	3/13/43	887	893
Chubb INA Holdings Inc.	4.350%	11/3/45	3,593	3,721
Cigna Corp.	5.375%	2/15/42	600	637
Cigna Corp.	3.875%	10/15/47	1,575	1,340
Cincinnati Financial Corp.	6.125%	11/1/34	669	785
Everest Reinsurance Holdings Inc.	4.868%	6/1/44	703	719
Hartford Financial Services Group Inc.	5.950%	10/15/36	379	441
Hartford Financial Services Group Inc.	6.100%	10/1/41	1,316	1,566
Hartford Financial Services Group Inc.	4.300%	4/15/43	588	562
Hartford Financial Services Group Inc.	4.400%	3/15/48	925	914
Humana Inc.	4.625%	12/1/42	1,024	1,021
Humana Inc.	4.950%	10/1/44	1,513	1,568
Humana Inc.	4.800%	3/15/47	915	943
Lincoln National Corp.	6.150%	4/7/36	714	817
Lincoln National Corp.	6.300%	10/9/37	1,188	1,408
Lincoln National Corp.	7.000%	6/15/40	668	852

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Lincoln National Corp.	4.350%	3/1/48	950	901
Loews Corp.	6.000%	2/1/35	678	788
Loews Corp.	4.125%	5/15/43	1,336	1,274
Manulife Financial Corp.	5.375%	3/4/46	1,490	1,693
Markel Corp.	5.000%	4/5/46	850	885
Markel Corp.	4.300%	11/1/47	600	551
Marsh & McLennan Cos. Inc.	5.875%	8/1/33	803	950
Marsh & McLennan Cos. Inc.	4.350%	1/30/47	808	811
Marsh & McLennan Cos. Inc.	4.200%	3/1/48	1,600	1,585
MetLife Inc.	6.500%	12/15/32	429	533
MetLife Inc.	6.375%	6/15/34	2,435	2,947
MetLife Inc.	5.700%	6/15/35	2,437	2,820
MetLife Inc.	5.875%	2/6/41	1,289	1,532
MetLife Inc.	4.125%	8/13/42	1,133	1,078
MetLife Inc.	4.875%	11/13/43	1,415	1,493
MetLife Inc.	4.721%	12/15/44	1,447	1,503
MetLife Inc.	4.050%	3/1/45	2,650	2,499
MetLife Inc.	4.600%	5/13/46	1,424	1,458
1 MetLife Inc.	6.400%	12/15/66	4,077	4,367
1 MetLife Inc.	10.750%	8/1/69	523	806
1 Nationwide Financial Services Inc.	6.750%	5/15/87	803	869
Principal Financial Group Inc.	6.050%	10/15/36	350	415
Principal Financial Group Inc.	4.625%	9/15/42	665	683
Principal Financial Group Inc.	4.350%	5/15/43	773	747
Principal Financial Group Inc.	4.300%	11/15/46	1,900	1,855
Progressive Corp.	6.625%	3/1/29	128	155
Progressive Corp.	6.250%	12/1/32	462	567
Progressive Corp.	4.350%	4/25/44	1,075	1,092
Progressive Corp.	3.700%	1/26/45	150	139
Progressive Corp.	4.125%	4/15/47	2,366	2,337
Progressive Corp.	4.200%	3/15/48	1,520	1,516
Prudential Financial Inc.	5.750%	7/15/33	826	954
Prudential Financial Inc.	5.700%	12/14/36	1,084	1,257
Prudential Financial Inc.	6.625%	12/1/37	513	651
Prudential Financial Inc.	6.625%	6/21/40	685	875
Prudential Financial Inc.	6.200%	11/15/40	620	746
Prudential Financial Inc.	5.100%	8/15/43	516	558
Prudential Financial Inc.	4.600%	5/15/44	1,021	1,054
Prudential Financial Inc.	3.905%	12/7/47	2,270	2,098
Prudential Financial Inc.	4.418%	3/27/48	750	761
Prudential Financial Inc.	3.935%	12/7/49	2,281	2,104
Sompo International Holdings Ltd.	7.000%	7/15/34	595	710
Transatlantic Holdings Inc.	8.000%	11/30/39	636	876
Travelers Cos. Inc.	6.750%	6/20/36	1,005	1,311
Travelers Cos. Inc.	6.250%	6/15/37	1,720	2,152
Travelers Cos. Inc.	5.350%	11/1/40	1,463	1,684
Travelers Cos. Inc.	4.600%	8/1/43	1,116	1,174
Travelers Cos. Inc.	4.300%	8/25/45	1,033	1,042
Travelers Cos. Inc.	3.750%	5/15/46	1,238	1,150
Travelers Cos. Inc.	4.000%	5/30/47	831	804
Travelers Cos. Inc.	4.050%	3/7/48	600	588
Travelers Property Casualty Corp.	6.375%	3/15/33	600	748
UnitedHealth Group Inc.	4.625%	7/15/35	3,066	3,288
UnitedHealth Group Inc.	5.800%	3/15/36	2,297	2,754
UnitedHealth Group Inc.	6.500%	6/15/37	1,640	2,135
UnitedHealth Group Inc.	6.625%	11/15/37	975	1,276
UnitedHealth Group Inc.	6.875%	2/15/38	2,596	3,518
UnitedHealth Group Inc.	5.700%	10/15/40	389	469
UnitedHealth Group Inc.	5.950%	2/15/41	193	239
UnitedHealth Group Inc.	4.625%	11/15/41	248	266
UnitedHealth Group Inc.	4.375%	3/15/42	423	440
UnitedHealth Group Inc.	3.950%	10/15/42	2,308	2,243
UnitedHealth Group Inc.	4.250%	3/15/43	1,103	1,120
UnitedHealth Group Inc.	4.750%	7/15/45	4,152	4,533

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
UnitedHealth Group Inc.	4.200%	1/15/47	2,910	2,940
UnitedHealth Group Inc.	4.250%	4/15/47	1,540	1,548
UnitedHealth Group Inc.	3.750%	10/15/47	1,925	1,803
UnitedHealth Group Inc.	4.250%	6/15/48	3,215	3,229
Unum Group	5.750%	8/15/42	990	1,056
Voya Financial Inc.	5.700%	7/15/43	766	853
Voya Financial Inc.	4.800%	6/15/46	707	707
WR Berkley Corp.	4.750%	8/1/44	659	651
XLIT Ltd.	5.250%	12/15/43	722	779
XLIT Ltd.	5.500%	3/31/45	940	998
Real Estate Investment Trusts (0.8%)
Alexandria Real Estate Equities Inc.	4.500%	7/30/29	539	542
Alexandria Real Estate Equities Inc.	4.700%	7/1/30	1,125	1,156
AvalonBay Communities Inc.	3.900%	10/15/46	1,000	942
AvalonBay Communities Inc.	4.150%	7/1/47	213	209
AvalonBay Communities Inc.	4.350%	4/15/48	910	927
ERP Operating LP	4.500%	7/1/44	1,652	1,691
ERP Operating LP	4.500%	6/1/45	633	650
ERP Operating LP	4.000%	8/1/47	513	488
Essex Portfolio LP	4.500%	3/15/48	735	732
Federal Realty Investment Trust	4.500%	12/1/44	1,413	1,446
HCP Inc.	6.750%	2/1/41	959	1,206
Hospitality Properties Trust	4.375%	2/15/30	825	766
Kilroy Realty LP	4.250%	8/15/29	400	393
Kimco Realty Corp.	4.250%	4/1/45	1,202	1,085
Kimco Realty Corp.	4.125%	12/1/46	538	478
Kimco Realty Corp.	4.450%	9/1/47	720	669
Prologis LP	3.875%	9/15/28	500	508
Prologis LP	4.375%	9/15/48	800	830
Realty Income Corp.	4.650%	3/15/47	1,453	1,498
Regency Centers LP	4.400%	2/1/47	900	865
Simon Property Group LP	6.750%	2/1/40	1,126	1,480
Simon Property Group LP	4.750%	3/15/42	1,150	1,221
Simon Property Group LP	4.250%	10/1/44	788	780
Simon Property Group LP	4.250%	11/30/46	1,386	1,375
Ventas Realty LP	4.400%	1/15/29	1,450	1,462
Ventas Realty LP	5.700%	9/30/43	564	630
Ventas Realty LP	4.375%	2/1/45	808	751
Welltower Inc.	6.500%	3/15/41	629	760
Welltower Inc.	4.950%	9/1/48	950	959
				579,723
Industrial (69.3%)
Basic Industry (3.9%)
Albemarle Corp.	5.450%	12/1/44	678	707
ArcelorMittal	7.000%	10/15/39	1,000	1,161
Barrick Gold Corp.	5.250%	4/1/42	1,199	1,236
Barrick North America Finance LLC	5.700%	5/30/41	2,616	2,839
Barrick North America Finance LLC	5.750%	5/1/43	1,631	1,792
Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	2,212	2,431
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	2,250	2,233
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	5,185	5,786
Celulosa Arauco y Constitucion SA	5.500%	11/2/47	800	782
Dow Chemical Co.	7.375%	11/1/29	1,948	2,455
Dow Chemical Co.	4.250%	10/1/34	2,588	2,501
Dow Chemical Co.	9.400%	5/15/39	1,390	2,132
Dow Chemical Co.	5.250%	11/15/41	2,255	2,390
Dow Chemical Co.	4.375%	11/15/42	2,919	2,763
Dow Chemical Co.	4.625%	10/1/44	395	390
Eastman Chemical Co.	4.800%	9/1/42	975	973
Eastman Chemical Co.	4.650%	10/15/44	2,223	2,171
Ecolab Inc.	5.500%	12/8/41	913	1,075
Ecolab Inc.	3.950%	12/1/47	1,775	1,713
EI du Pont de Nemours & Co.	4.900%	1/15/41	1,001	1,037

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
EI du Pont de Nemours & Co.	4.150%	2/15/43	2,395	2,252
Georgia-Pacific LLC	7.250%	6/1/28	366	455
Georgia-Pacific LLC	7.750%	11/15/29	754	1,002
Georgia-Pacific LLC	8.875%	5/15/31	953	1,393
Goldcorp Inc.	5.450%	6/9/44	1,183	1,246
International Flavors & Fragrances Inc.	4.375%	6/1/47	1,025	937
International Paper Co.	5.000%	9/15/35	1,701	1,744
International Paper Co.	7.300%	11/15/39	1,409	1,792
International Paper Co.	6.000%	11/15/41	1,005	1,128
International Paper Co.	4.800%	6/15/44	1,750	1,724
International Paper Co.	5.150%	5/15/46	1,560	1,591
International Paper Co.	4.400%	8/15/47	2,390	2,205
International Paper Co.	4.350%	8/15/48	2,325	2,134
Lubrizol Corp.	6.500%	10/1/34	528	681
LYB International Finance BV	5.250%	7/15/43	1,450	1,515
LYB International Finance BV	4.875%	3/15/44	2,185	2,182
LyondellBasell Industries NV	4.625%	2/26/55	2,094	1,948
Meadwestvaco Corp.	7.950%	2/15/31	718	933
Methanex Corp.	5.650%	12/1/44	639	612
Mosaic Co.	5.450%	11/15/33	1,338	1,372
Mosaic Co.	4.875%	11/15/41	555	515
Mosaic Co.	5.625%	11/15/43	1,241	1,266
Newmont Mining Corp.	5.875%	4/1/35	1,187	1,347
Newmont Mining Corp.	6.250%	10/1/39	1,873	2,127
Newmont Mining Corp.	4.875%	3/15/42	2,320	2,285
Nucor Corp.	6.400%	12/1/37	1,403	1,730
Nucor Corp.	5.200%	8/1/43	995	1,097
Nucor Corp.	4.400%	5/1/48	1,190	1,185
Nutrien Ltd.	4.125%	3/15/35	1,183	1,098
Nutrien Ltd.	7.125%	5/23/36	380	463
Nutrien Ltd.	5.875%	12/1/36	1,086	1,213
Nutrien Ltd.	5.625%	12/1/40	660	718
Nutrien Ltd.	6.125%	1/15/41	1,096	1,249
Nutrien Ltd.	4.900%	6/1/43	1,053	1,043
Nutrien Ltd.	5.250%	1/15/45	936	979
Placer Dome Inc.	6.450%	10/15/35	234	272
Praxair Inc.	3.550%	11/7/42	1,163	1,091
Rio Tinto Alcan Inc.	7.250%	3/15/31	843	1,069
Rio Tinto Alcan Inc.	6.125%	12/15/33	569	684
Rio Tinto Alcan Inc.	5.750%	6/1/35	1,110	1,287
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	2,442	2,745
Rio Tinto Finance USA plc	4.750%	3/22/42	1,191	1,265
Rio Tinto Finance USA plc	4.125%	8/21/42	1,803	1,763
Rohm & Haas Co.	7.850%	7/15/29	1,190	1,538
RPM International Inc.	5.250%	6/1/45	393	405
RPM International Inc.	4.250%	1/15/48	800	715
Sherwin-Williams Co.	4.000%	12/15/42	354	318
Sherwin-Williams Co.	4.550%	8/1/45	713	694
Sherwin-Williams Co.	4.500%	6/1/47	2,890	2,783
Southern Copper Corp.	7.500%	7/27/35	3,086	3,800
Southern Copper Corp.	6.750%	4/16/40	2,565	3,031
Southern Copper Corp.	5.250%	11/8/42	1,990	1,994
Southern Copper Corp.	5.875%	4/23/45	2,845	3,085
Vale Canada Ltd.	7.200%	9/15/32	510	556
Vale Overseas Ltd.	8.250%	1/17/34	1,718	2,178
Vale Overseas Ltd.	6.875%	11/21/36	6,103	7,026
Vale Overseas Ltd.	6.875%	11/10/39	3,127	3,635
Vale SA	5.625%	9/11/42	1,400	1,432
Westlake Chemical Corp.	5.000%	8/15/46	1,676	1,694
Westlake Chemical Corp.	4.375%	11/15/47	1,185	1,082
Westrock MWV LLC	8.200%	1/15/30	1,026	1,348
Weyerhaeuser Co.	7.375%	3/15/32	1,969	2,511
Weyerhaeuser Co.	6.875%	12/15/33	625	762

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Capital Goods (5.2%)
3M Co.	3.875%	6/15/44	590	580
3M Co.	3.125%	9/19/46	2,023	1,740
3M Co.	3.625%	10/15/47	1,507	1,427
3 ABB Finance USA Inc.	4.375%	5/8/42	1,489	1,537
Boeing Co.	6.125%	2/15/33	511	639
Boeing Co.	3.300%	3/1/35	470	442
Boeing Co.	6.625%	2/15/38	923	1,241
Boeing Co.	3.550%	3/1/38	765	735
Boeing Co.	6.875%	3/15/39	1,135	1,572
Boeing Co.	5.875%	2/15/40	971	1,224
Boeing Co.	3.375%	6/15/46	1,003	910
Boeing Co.	3.650%	3/1/47	660	624
Boeing Co.	3.625%	3/1/48	650	613
Caterpillar Inc.	5.300%	9/15/35	648	747
Caterpillar Inc.	6.050%	8/15/36	913	1,127
Caterpillar Inc.	5.200%	5/27/41	916	1,058
Caterpillar Inc.	3.803%	8/15/42	5,144	4,944
Caterpillar Inc.	4.300%	5/15/44	670	694
Caterpillar Inc.	4.750%	5/15/64	894	939
Crane Co.	4.200%	3/15/48	1,000	946
Deere & Co.	5.375%	10/16/29	557	637
Deere & Co.	7.125%	3/3/31	313	405
Deere & Co.	3.900%	6/9/42	3,483	3,463
Dover Corp.	5.375%	10/15/35	600	677
Dover Corp.	6.600%	3/15/38	125	159
Dover Corp.	5.375%	3/1/41	576	653
Eaton Corp.	4.000%	11/2/32	668	666
Eaton Corp.	4.150%	11/2/42	2,025	1,949
Eaton Corp.	3.915%	9/15/47	623	574
Emerson Electric Co.	5.250%	11/15/39	115	132
Fortive Corp.	4.300%	6/15/46	983	940
General Dynamics Corp.	3.600%	11/15/42	1,582	1,516
General Electric Co.	6.750%	3/15/32	6,634	8,221
General Electric Co.	6.150%	8/7/37	3,294	3,866
General Electric Co.	5.875%	1/14/38	6,649	7,573
General Electric Co.	6.875%	1/10/39	3,021	3,821
General Electric Co.	4.125%	10/9/42	4,605	4,210
General Electric Co.	4.500%	3/11/44	4,995	4,837
Harris Corp.	4.854%	4/27/35	1,319	1,360
Harris Corp.	6.150%	12/15/40	548	648
Harris Corp.	5.054%	4/27/45	643	687
Honeywell International Inc.	5.700%	3/15/36	863	1,048
Honeywell International Inc.	5.700%	3/15/37	1,363	1,659
Honeywell International Inc.	5.375%	3/1/41	616	726
Honeywell International Inc.	3.812%	11/21/47	700	679
Illinois Tool Works Inc.	4.875%	9/15/41	1,496	1,666
Illinois Tool Works Inc.	3.900%	9/1/42	2,696	2,664
Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	1,127	1,303
Ingersoll-Rand Global Holding Co. Ltd.	4.300%	2/21/48	1,200	1,165
Ingersoll-Rand Luxembourg Finance SA	4.650%	11/1/44	1,178	1,204
Johnson Controls International plc	6.000%	1/15/36	660	767
Johnson Controls International plc	5.700%	3/1/41	400	431
Johnson Controls International plc	4.625%	7/2/44	1,005	992
Johnson Controls International plc	5.125%	9/14/45	962	1,016
Johnson Controls International plc	4.500%	2/15/47	1,777	1,723
Johnson Controls International plc	4.950%	7/2/64	755	722
Lafarge SA	7.125%	7/15/36	1,200	1,479
Lockheed Martin Corp.	3.600%	3/1/35	1,513	1,416
Lockheed Martin Corp.	4.500%	5/15/36	746	777
Lockheed Martin Corp.	6.150%	9/1/36	815	995
Lockheed Martin Corp.	5.720%	6/1/40	779	926
Lockheed Martin Corp.	4.850%	9/15/41	1,130	1,216

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Lockheed Martin Corp.	4.070%	12/15/42	2,668	2,565
Lockheed Martin Corp.	3.800%	3/1/45	2,292	2,123
Lockheed Martin Corp.	4.700%	5/15/46	3,530	3,753
Lockheed Martin Corp.	4.090%	9/15/52	1,717	1,630
Martin Marietta Materials Inc.	4.250%	12/15/47	1,370	1,204
Masco Corp.	7.750%	8/1/29	140	169
Masco Corp.	6.500%	8/15/32	140	154
Masco Corp.	4.500%	5/15/47	553	481
Northrop Grumman Corp.	5.050%	11/15/40	871	930
Northrop Grumman Corp.	4.750%	6/1/43	1,863	1,931
Northrop Grumman Corp.	3.850%	4/15/45	1,714	1,566
Northrop Grumman Corp.	4.030%	10/15/47	3,911	3,654
Northrop Grumman Systems Corp.	7.750%	2/15/31	1,056	1,404
Owens Corning	7.000%	12/1/36	563	641
Owens Corning	4.300%	7/15/47	1,453	1,178
Owens Corning	4.400%	1/30/48	1,000	836
Parker-Hannifin Corp.	4.200%	11/21/34	1,553	1,572
Parker-Hannifin Corp.	6.250%	5/15/38	835	1,042
Parker-Hannifin Corp.	4.450%	11/21/44	507	526
Parker-Hannifin Corp.	4.100%	3/1/47	2,330	2,323
Precision Castparts Corp.	3.900%	1/15/43	692	664
Precision Castparts Corp.	4.375%	6/15/45	938	974
Raytheon Co.	4.875%	10/15/40	1,008	1,139
Raytheon Co.	4.700%	12/15/41	823	912
Raytheon Co.	4.200%	12/15/44	553	574
Republic Services Inc.	6.200%	3/1/40	875	1,065
Republic Services Inc.	5.700%	5/15/41	580	679
Rockwell Collins Inc.	4.800%	12/15/43	738	759
Rockwell Collins Inc.	4.350%	4/15/47	1,780	1,725
Snap-on Inc.	4.100%	3/1/48	800	795
Sonoco Products Co.	5.750%	11/1/40	1,268	1,409
Stanley Black & Decker Inc.	5.200%	9/1/40	790	882
Timken Co.	4.500%	12/15/28	200	200
United Technologies Corp.	4.125%	11/16/28	6,450	6,466
United Technologies Corp.	7.500%	9/15/29	535	685
United Technologies Corp.	5.400%	5/1/35	1,028	1,138
United Technologies Corp.	6.050%	6/1/36	1,178	1,373
United Technologies Corp.	6.125%	7/15/38	1,684	1,992
United Technologies Corp.	4.450%	11/16/38	2,500	2,498
United Technologies Corp.	5.700%	4/15/40	2,039	2,330
United Technologies Corp.	4.500%	6/1/42	7,955	7,900
United Technologies Corp.	4.150%	5/15/45	1,649	1,551
United Technologies Corp.	3.750%	11/1/46	2,175	1,920
United Technologies Corp.	4.050%	5/4/47	1,000	922
United Technologies Corp.	4.625%	11/16/48	4,200	4,246
Valmont Industries Inc.	5.000%	10/1/44	800	737
Valmont Industries Inc.	5.250%	10/1/54	825	728
Vulcan Materials Co.	4.500%	6/15/47	2,148	1,955
2 Vulcan Materials Co.	4.700%	3/1/48	325	305
Waste Management Inc.	3.900%	3/1/35	1,180	1,155
Waste Management Inc.	6.125%	11/30/39	350	427
Waste Management Inc.	4.100%	3/1/45	1,936	1,918
WW Grainger Inc.	4.600%	6/15/45	2,266	2,398
WW Grainger Inc.	3.750%	5/15/46	588	544
WW Grainger Inc.	4.200%	5/15/47	975	974
Xylem Inc.	4.375%	11/1/46	784	769
Communication (13.9%)
21st Century Fox America Inc.	6.550%	3/15/33	676	834
21st Century Fox America Inc.	6.200%	12/15/34	2,425	2,946
21st Century Fox America Inc.	6.400%	12/15/35	2,422	3,006
21st Century Fox America Inc.	8.150%	10/17/36	631	910
21st Century Fox America Inc.	6.150%	3/1/37	2,580	3,142
21st Century Fox America Inc.	6.650%	11/15/37	1,832	2,372

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
21st Century Fox America Inc.	6.900%	8/15/39	2,285	3,015
21st Century Fox America Inc.	6.150%	2/15/41	3,293	4,069
21st Century Fox America Inc.	5.400%	10/1/43	2,158	2,468
21st Century Fox America Inc.	4.750%	9/15/44	2,035	2,152
21st Century Fox America Inc.	4.950%	10/15/45	800	875
21st Century Fox America Inc.	7.750%	12/1/45	405	592
21st Century Fox America Inc.	4.750%	11/15/46	850	909
Activision Blizzard Inc.	4.500%	6/15/47	875	852
America Movil SAB de CV	6.375%	3/1/35	2,264	2,677
America Movil SAB de CV	6.125%	11/15/37	800	925
America Movil SAB de CV	6.125%	3/30/40	4,146	4,851
America Movil SAB de CV	4.375%	7/16/42	2,725	2,658
AT&T Corp.	8.250%	11/15/31	822	1,082
2 AT&T Inc.	4.300%	2/15/30	7,725	7,384
AT&T Inc.	4.500%	5/15/35	5,610	5,212
AT&T Inc.	5.250%	3/1/37	7,489	7,412
2 AT&T Inc.	4.900%	8/15/37	6,600	6,328
AT&T Inc.	6.300%	1/15/38	25	27
AT&T Inc.	6.550%	2/15/39	250	280
AT&T Inc.	6.350%	3/15/40	1,113	1,226
AT&T Inc.	6.000%	8/15/40	1,971	2,063
AT&T Inc.	5.350%	9/1/40	5,060	4,959
AT&T Inc.	6.375%	3/1/41	2,210	2,407
AT&T Inc.	5.550%	8/15/41	2,149	2,130
AT&T Inc.	5.150%	3/15/42	2,369	2,276
AT&T Inc.	4.300%	12/15/42	3,759	3,222
AT&T Inc.	4.800%	6/15/44	5,728	5,202
AT&T Inc.	4.350%	6/15/45	7,276	6,193
AT&T Inc.	4.750%	5/15/46	7,549	6,810
2 AT&T Inc.	5.150%	11/15/46	4,493	4,258
AT&T Inc.	5.450%	3/1/47	4,984	4,936
AT&T Inc.	4.500%	3/9/48	9,533	8,214
AT&T Inc.	4.550%	3/9/49	5,812	5,032
2 AT&T Inc.	5.150%	2/15/50	4,150	3,901
AT&T Inc.	5.700%	3/1/57	1,961	1,965
2 AT&T Inc.	5.300%	8/15/58	1,425	1,368
Bell Canada Inc.	4.464%	4/1/48	1,575	1,572
British Telecommunications plc	9.625%	12/15/30	5,785	8,233
CBS Corp.	7.875%	7/30/30	1,056	1,324
CBS Corp.	5.500%	5/15/33	1,191	1,239
CBS Corp.	5.900%	10/15/40	727	803
CBS Corp.	4.850%	7/1/42	1,523	1,483
CBS Corp.	4.900%	8/15/44	1,192	1,152
CBS Corp.	4.600%	1/15/45	1,155	1,079
Charter Communications Operating LLC / Charter
Communications Operating Capital	6.384%	10/23/35	4,810	5,111
Charter Communications Operating LLC / Charter
Communications Operating Capital	5.375%	4/1/38	1,750	1,692
Charter Communications Operating LLC / Charter
Communications Operating Capital	6.484%	10/23/45	7,370	7,867
Charter Communications Operating LLC / Charter
Communications Operating Capital	5.375%	5/1/47	5,295	4,960
Charter Communications Operating LLC / Charter
Communications Operating Capital	5.750%	4/1/48	3,915	3,852
Charter Communications Operating LLC / Charter
Communications Operating Capital	6.834%	10/23/55	890	979
Comcast Corp.	4.250%	1/15/33	3,743	3,729
Comcast Corp.	7.050%	3/15/33	1,892	2,399
Comcast Corp.	4.200%	8/15/34	2,179	2,116
Comcast Corp.	5.650%	6/15/35	1,440	1,627
Comcast Corp.	4.400%	8/15/35	1,683	1,667
Comcast Corp.	6.500%	11/15/35	2,113	2,557
Comcast Corp.	3.200%	7/15/36	1,574	1,340
Comcast Corp.	6.450%	3/15/37	1,815	2,189

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Comcast Corp.	6.950%	8/15/37	1,687	2,134
Comcast Corp.	3.900%	3/1/38	3,350	3,101
Comcast Corp.	6.400%	5/15/38	1,368	1,638
Comcast Corp.	6.550%	7/1/39	175	214
Comcast Corp.	6.400%	3/1/40	911	1,078
Comcast Corp.	4.650%	7/15/42	3,269	3,258
Comcast Corp.	4.500%	1/15/43	1,021	987
Comcast Corp.	4.750%	3/1/44	2,371	2,394
Comcast Corp.	4.600%	8/15/45	3,256	3,204
Comcast Corp.	3.400%	7/15/46	3,186	2,639
Comcast Corp.	4.000%	8/15/47	250	227
Comcast Corp.	3.969%	11/1/47	6,125	5,503
Comcast Corp.	3.999%	11/1/49	6,204	5,585
Comcast Corp.	4.049%	11/1/52	3,130	2,768
Crown Castle International Corp.	4.750%	5/15/47	800	768
Deutsche Telekom International Finance BV	8.750%	6/15/30	8,875	11,985
Discovery Communications LLC	5.000%	9/20/37	2,628	2,563
Discovery Communications LLC	6.350%	6/1/40	1,630	1,786
Discovery Communications LLC	4.950%	5/15/42	1,000	940
Discovery Communications LLC	4.875%	4/1/43	2,054	1,899
Discovery Communications LLC	5.200%	9/20/47	2,855	2,762
Grupo Televisa SAB	8.500%	3/11/32	640	812
Grupo Televisa SAB	6.625%	1/15/40	1,344	1,517
Grupo Televisa SAB	5.000%	5/13/45	2,143	1,978
Grupo Televisa SAB	6.125%	1/31/46	1,925	2,072
Koninklijke KPN NV	8.375%	10/1/30	1,726	2,252
Moody's Corp.	5.250%	7/15/44	1,270	1,419
NBCUniversal Media LLC	6.400%	4/30/40	1,450	1,744
NBCUniversal Media LLC	5.950%	4/1/41	2,475	2,864
NBCUniversal Media LLC	4.450%	1/15/43	2,182	2,093
Orange SA	9.000%	3/1/31	5,155	7,228
Orange SA	5.375%	1/13/42	2,362	2,557
Orange SA	5.500%	2/6/44	1,274	1,407
Rogers Communications Inc.	7.500%	8/15/38	725	971
Rogers Communications Inc.	4.500%	3/15/43	889	882
Rogers Communications Inc.	5.450%	10/1/43	1,438	1,590
Rogers Communications Inc.	5.000%	3/15/44	2,551	2,662
Rogers Communications Inc.	4.300%	2/15/48	1,455	1,416
S&P Global Inc.	6.550%	11/15/37	959	1,220
S&P Global Inc.	4.500%	5/15/48	925	948
Telefonica Emisiones SAU	7.045%	6/20/36	4,363	5,270
Telefonica Emisiones SAU	4.665%	3/6/38	1,700	1,614
Telefonica Emisiones SAU	5.213%	3/8/47	5,466	5,385
Telefonica Emisiones SAU	4.895%	3/6/48	2,700	2,563
Telefonica Europe BV	8.250%	9/15/30	2,362	3,071
TELUS Corp.	4.600%	11/16/48	1,550	1,548
Thomson Reuters Corp.	5.500%	8/15/35	900	952
Thomson Reuters Corp.	5.850%	4/15/40	1,097	1,207
Thomson Reuters Corp.	4.500%	5/23/43	750	689
Thomson Reuters Corp.	5.650%	11/23/43	917	988
Time Warner Cable LLC	6.550%	5/1/37	2,979	3,223
Time Warner Cable LLC	7.300%	7/1/38	3,400	3,941
Time Warner Cable LLC	6.750%	6/15/39	3,031	3,324
Time Warner Cable LLC	5.875%	11/15/40	2,423	2,426
Time Warner Cable LLC	5.500%	9/1/41	3,085	2,965
Time Warner Cable LLC	4.500%	9/15/42	3,065	2,580
Time Warner Entertainment Co. LP	8.375%	7/15/33	1,748	2,199
Time Warner Inc.	3.800%	2/15/27	750	725
Time Warner Inc.	6.200%	3/15/40	900	976
Time Warner Inc.	6.100%	7/15/40	500	536
Time Warner Inc.	5.375%	10/15/41	1,170	1,157
Time Warner Inc.	4.900%	6/15/42	3,198	2,999
Time Warner Inc.	5.350%	12/15/43	1,663	1,637
Time Warner Inc.	4.650%	6/1/44	2,296	2,098

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
2 Verizon Communications Inc.	4.329%	9/21/28	10,100	10,174
Verizon Communications Inc.	4.500%	8/10/33	7,541	7,431
Verizon Communications Inc.	4.400%	11/1/34	5,717	5,488
Verizon Communications Inc.	5.850%	9/15/35	325	363
Verizon Communications Inc.	4.272%	1/15/36	6,447	6,065
Verizon Communications Inc.	5.250%	3/16/37	7,058	7,420
Verizon Communications Inc.	4.812%	3/15/39	4,425	4,416
Verizon Communications Inc.	4.750%	11/1/41	1,980	1,924
Verizon Communications Inc.	3.850%	11/1/42	2,861	2,476
Verizon Communications Inc.	4.125%	8/15/46	4,230	3,735
Verizon Communications Inc.	4.862%	8/21/46	10,179	10,002
Verizon Communications Inc.	5.500%	3/16/47	3,500	3,771
Verizon Communications Inc.	4.522%	9/15/48	9,919	9,351
Verizon Communications Inc.	5.012%	4/15/49	8,594	8,626
Verizon Communications Inc.	5.012%	8/21/54	11,889	11,588
Verizon Communications Inc.	4.672%	3/15/55	11,369	10,378
Viacom Inc.	6.875%	4/30/36	2,343	2,634
Viacom Inc.	4.375%	3/15/43	3,685	3,174
Viacom Inc.	5.850%	9/1/43	2,960	3,077
Vodafone Group plc	7.875%	2/15/30	1,313	1,638
Vodafone Group plc	6.250%	11/30/32	1,214	1,365
Vodafone Group plc	6.150%	2/27/37	3,760	4,215
Vodafone Group plc	5.000%	5/30/38	2,150	2,129
Vodafone Group plc	4.375%	2/19/43	3,108	2,812
Vodafone Group plc	5.250%	5/30/48	6,475	6,516
Walt Disney Co.	7.000%	3/1/32	1,130	1,476
Walt Disney Co.	4.375%	8/16/41	806	821
Walt Disney Co.	4.125%	12/1/41	1,308	1,295
Walt Disney Co.	3.700%	12/1/42	1,135	1,048
Walt Disney Co.	4.125%	6/1/44	2,070	2,051
Walt Disney Co.	3.000%	7/30/46	580	480
Warner Media LLC	7.625%	4/15/31	2,800	3,558
Warner Media LLC	4.850%	7/15/45	20	19
WPP Finance 2010	5.125%	9/7/42	1,020	990
WPP Finance 2010	5.625%	11/15/43	804	835
Consumer Cyclical (6.1%)
Alibaba Group Holding Ltd.	4.500%	11/28/34	1,486	1,485
Alibaba Group Holding Ltd.	4.000%	12/6/37	2,150	2,014
Alibaba Group Holding Ltd.	4.200%	12/6/47	3,750	3,502
Alibaba Group Holding Ltd.	4.400%	12/6/57	2,180	2,040
Amazon.com Inc.	4.800%	12/5/34	3,067	3,359
Amazon.com Inc.	3.875%	8/22/37	6,035	5,914
Amazon.com Inc.	4.950%	12/5/44	3,224	3,635
Amazon.com Inc.	4.050%	8/22/47	7,320	7,164
Amazon.com Inc.	4.250%	8/22/57	4,775	4,741
Aptiv plc	4.400%	10/1/46	655	599
Bed Bath & Beyond Inc.	4.915%	8/1/34	550	449
Bed Bath & Beyond Inc.	5.165%	8/1/44	1,914	1,442
BorgWarner Inc.	4.375%	3/15/45	915	878
Cummins Inc.	7.125%	3/1/28	325	398
Cummins Inc.	4.875%	10/1/43	738	816
Daimler Finance North America LLC	8.500%	1/18/31	2,636	3,713
Darden Restaurants Inc.	4.550%	2/15/48	600	569
eBay Inc.	4.000%	7/15/42	1,472	1,232
Ford Motor Co.	6.625%	10/1/28	1,053	1,121
Ford Motor Co.	7.450%	7/16/31	4,505	5,017
Ford Motor Co.	4.750%	1/15/43	3,886	3,211
Ford Motor Co.	7.400%	11/1/46	778	881
Ford Motor Co.	5.291%	12/8/46	2,915	2,598
General Motors Co.	5.000%	4/1/35	1,006	947
General Motors Co.	6.600%	4/1/36	2,999	3,235
General Motors Co.	5.150%	4/1/38	2,438	2,339
General Motors Co.	6.250%	10/2/43	3,314	3,433

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
General Motors Co.	5.200%	4/1/45	4,318	3,967
General Motors Co.	6.750%	4/1/46	1,730	1,897
General Motors Co.	5.400%	4/1/48	903	860
Harley-Davidson Inc.	4.625%	7/28/45	713	675
Home Depot Inc.	5.875%	12/16/36	6,326	7,756
Home Depot Inc.	5.400%	9/15/40	1,730	2,043
Home Depot Inc.	5.950%	4/1/41	2,225	2,769
Home Depot Inc.	4.200%	4/1/43	3,101	3,119
Home Depot Inc.	4.875%	2/15/44	1,203	1,336
Home Depot Inc.	4.400%	3/15/45	2,419	2,490
Home Depot Inc.	4.250%	4/1/46	2,720	2,754
Home Depot Inc.	3.900%	6/15/47	1,445	1,396
Home Depot Inc.	3.500%	9/15/56	2,113	1,842
Hyatt Hotels Corp.	4.375%	9/15/28	800	795
Kohl's Corp.	5.550%	7/17/45	985	945
Lowe's Cos. Inc.	6.500%	3/15/29	331	403
Lowe's Cos. Inc.	4.650%	4/15/42	1,515	1,585
Lowe's Cos. Inc.	4.250%	9/15/44	818	811
Lowe's Cos. Inc.	4.375%	9/15/45	1,931	1,959
Lowe's Cos. Inc.	3.700%	4/15/46	3,400	3,117
Lowe's Cos. Inc.	4.050%	5/3/47	3,914	3,802
Macy's Retail Holdings Inc.	7.000%	2/15/28	250	272
Macy's Retail Holdings Inc.	6.900%	4/1/29	520	559
Macy's Retail Holdings Inc.	4.500%	12/15/34	960	802
Mastercard Inc.	3.800%	11/21/46	1,160	1,135
Mastercard Inc.	3.950%	2/26/48	1,215	1,229
McDonald's Corp.	4.700%	12/9/35	1,695	1,773
McDonald's Corp.	6.300%	10/15/37	1,600	1,942
McDonald's Corp.	6.300%	3/1/38	2,055	2,481
McDonald's Corp.	5.700%	2/1/39	720	823
McDonald's Corp.	3.700%	2/15/42	1,002	898
McDonald's Corp.	3.625%	5/1/43	1,203	1,027
McDonald's Corp.	4.600%	5/26/45	1,039	1,046
McDonald's Corp.	4.875%	12/9/45	3,873	4,039
McDonald's Corp.	4.450%	3/1/47	2,531	2,516
McDonald's Corp.	4.450%	9/1/48	1,600	1,585
NIKE Inc.	3.625%	5/1/43	808	759
NIKE Inc.	3.875%	11/1/45	2,096	2,028
NIKE Inc.	3.375%	11/1/46	1,395	1,243
Nordstrom Inc.	5.000%	1/15/44	2,049	1,885
QVC Inc.	5.450%	8/15/34	685	617
QVC Inc.	5.950%	3/15/43	105	96
Starbucks Corp.	4.000%	11/15/28	2,000	2,002
Starbucks Corp.	4.300%	6/15/45	640	616
Starbucks Corp.	3.750%	12/1/47	1,000	882
Starbucks Corp.	4.500%	11/15/48	2,050	2,021
Target Corp.	6.350%	11/1/32	744	915
Target Corp.	6.500%	10/15/37	1,067	1,377
Target Corp.	7.000%	1/15/38	1,475	1,975
Target Corp.	4.000%	7/1/42	3,057	2,964
Target Corp.	3.625%	4/15/46	2,185	1,986
Target Corp.	3.900%	11/15/47	1,590	1,514
VF Corp.	6.450%	11/1/37	720	919
Visa Inc.	4.150%	12/14/35	3,991	4,178
Visa Inc.	4.300%	12/14/45	7,232	7,580
Visa Inc.	3.650%	9/15/47	1,305	1,235
Walgreen Co.	4.400%	9/15/42	1,085	975
Walgreens Boots Alliance Inc.	4.500%	11/18/34	1,101	1,064
Walgreens Boots Alliance Inc.	4.800%	11/18/44	3,211	3,073
Walgreens Boots Alliance Inc.	4.650%	6/1/46	1,110	1,044
Walmart Inc.	7.550%	2/15/30	1,043	1,410
Walmart Inc.	5.250%	9/1/35	4,645	5,414
Walmart Inc.	6.200%	4/15/38	2,754	3,555
Walmart Inc.	3.950%	6/28/38	3,660	3,671

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Walmart Inc.	5.625%	4/1/40	1,577	1,933
Walmart Inc.	4.875%	7/8/40	875	982
Walmart Inc.	5.000%	10/25/40	1,033	1,178
Walmart Inc.	5.625%	4/15/41	2,541	3,114
Walmart Inc.	4.000%	4/11/43	2,011	2,002
Walmart Inc.	4.300%	4/22/44	990	1,031
Walmart Inc.	3.625%	12/15/47	2,903	2,736
Walmart Inc.	4.050%	6/29/48	6,625	6,685
Western Union Co.	6.200%	11/17/36	1,023	1,023
Consumer Noncyclical (17.8%)
Abbott Laboratories	4.750%	11/30/36	4,783	5,079
Abbott Laboratories	6.150%	11/30/37	289	349
Abbott Laboratories	6.000%	4/1/39	814	970
Abbott Laboratories	5.300%	5/27/40	1,813	2,029
Abbott Laboratories	4.750%	4/15/43	728	775
Abbott Laboratories	4.900%	11/30/46	7,475	8,078
AbbVie Inc.	4.500%	5/14/35	5,485	5,354
AbbVie Inc.	4.300%	5/14/36	2,073	1,991
AbbVie Inc.	4.400%	11/6/42	5,569	5,223
AbbVie Inc.	4.700%	5/14/45	6,205	6,050
AbbVie Inc.	4.450%	5/14/46	4,291	4,063
Actavis Inc.	4.625%	10/1/42	1,275	1,207
Advocate Health & Hospitals Corp.	4.272%	8/15/48	875	892
AHS Hospital Corp.	5.024%	7/1/45	763	859
Allergan Funding SCS	4.550%	3/15/35	5,495	5,388
Allergan Funding SCS	4.850%	6/15/44	3,211	3,176
Allergan Funding SCS	4.750%	3/15/45	1,790	1,773
Altria Group Inc.	4.250%	8/9/42	2,966	2,772
Altria Group Inc.	4.500%	5/2/43	1,910	1,852
Altria Group Inc.	5.375%	1/31/44	3,286	3,578
Altria Group Inc.	3.875%	9/16/46	3,110	2,753
AmerisourceBergen Corp.	4.250%	3/1/45	328	294
AmerisourceBergen Corp.	4.300%	12/15/47	2,170	1,951
Amgen Inc.	6.400%	2/1/39	2,195	2,636
Amgen Inc.	4.950%	10/1/41	1,663	1,691
Amgen Inc.	5.150%	11/15/41	2,625	2,763
Amgen Inc.	4.400%	5/1/45	4,341	4,166
Amgen Inc.	4.563%	6/15/48	4,270	4,191
Amgen Inc.	4.663%	6/15/51	7,982	7,949
Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	14,542	14,736
Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	1,490	1,340
Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	1,525	1,495
Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	25,458	25,948
Anheuser-Busch InBev Worldwide Inc.	5.875%	6/15/35	850	975
Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	4,825	4,693
Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	1,810	2,589
Anheuser-Busch InBev Worldwide Inc.	8.000%	11/15/39	728	1,022
Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	3,285	3,416
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	2,074	1,832
Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	6,655	6,541
Anheuser-Busch InBev Worldwide Inc.	4.439%	10/6/48	2,500	2,404
Anheuser-Busch InBev Worldwide Inc.	4.750%	4/15/58	1,240	1,212
Archer-Daniels-Midland Co.	5.935%	10/1/32	880	1,024
Archer-Daniels-Midland Co.	5.375%	9/15/35	1,005	1,143
Archer-Daniels-Midland Co.	4.535%	3/26/42	1,396	1,447
Archer-Daniels-Midland Co.	4.016%	4/16/43	1,622	1,577
Archer-Daniels-Midland Co.	3.750%	9/15/47	1,340	1,240
Ascension Health	3.945%	11/15/46	1,878	1,855
1 Ascension Health	4.847%	11/15/53	738	833
AstraZeneca plc	4.000%	1/17/29	1,575	1,567
AstraZeneca plc	6.450%	9/15/37	5,553	6,924
AstraZeneca plc	4.000%	9/18/42	2,487	2,346
AstraZeneca plc	4.375%	11/16/45	1,144	1,131

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AstraZeneca plc	4.375%	8/17/48	2,200	2,170
2 BAT Capital Corp.	4.390%	8/15/37	7,225	6,719
2 BAT Capital Corp.	4.540%	8/15/47	5,285	4,877
Baxalta Inc.	5.250%	6/23/45	2,538	2,763
Baxter International Inc.	3.500%	8/15/46	1,058	908
Baylor Scott & White Holdings	4.185%	11/15/45	1,036	1,049
Baylor Scott & White Holdings	3.967%	11/15/46	200	192
Becton Dickinson & Co.	4.685%	12/15/44	2,651	2,603
Becton Dickinson & Co.	4.669%	6/6/47	3,124	3,081
Becton Dickinson & Co.	5.000%	11/12/40	257	261
Biogen Inc.	5.200%	9/15/45	3,893	4,172
Boston Children's Hospital Corp. Revenue	4.115%	1/1/47	585	589
Boston Scientific Corp.	7.000%	11/15/35	530	673
Boston Scientific Corp.	7.375%	1/15/40	685	919
Bristol-Myers Squibb Co.	3.250%	8/1/42	1,075	946
Bristol-Myers Squibb Co.	4.500%	3/1/44	1,088	1,160
Brown-Forman Corp.	4.000%	4/15/38	700	702
Brown-Forman Corp.	4.500%	7/15/45	1,001	1,070
Campbell Soup Co.	3.800%	8/2/42	875	685
Campbell Soup Co.	4.800%	3/15/48	2,330	2,110
Cardinal Health Inc.	4.600%	3/15/43	1,027	938
Cardinal Health Inc.	4.500%	11/15/44	1,192	1,069
Cardinal Health Inc.	4.900%	9/15/45	725	683
Cardinal Health Inc.	4.368%	6/15/47	1,519	1,328
1 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	1,504	1,425
Celgene Corp.	5.250%	8/15/43	1,385	1,439
Celgene Corp.	4.625%	5/15/44	2,429	2,279
Celgene Corp.	5.000%	8/15/45	4,290	4,260
Celgene Corp.	4.350%	11/15/47	2,375	2,177
Celgene Corp.	4.550%	2/20/48	3,225	3,061
Children's Hospital Medical Center Ohio GO	4.268%	5/15/44	625	651
Church & Dwight Co. Inc.	3.950%	8/1/47	763	693
City of Hope	5.623%	11/15/43	575	696
City of Hope	4.378%	8/15/48	800	805
Cleveland Clinic Foundation Ohio Revenue	4.858%	1/1/14	838	883
Coca-Cola Femsa SAB de CV	5.250%	11/26/43	1,200	1,326
Colgate-Palmolive Co.	4.000%	8/15/45	991	983
Colgate-Palmolive Co.	3.700%	8/1/47	1,260	1,194
Conagra Brands Inc.	7.000%	10/1/28	671	772
Conagra Brands Inc.	8.250%	9/15/30	548	715
Constellation Brands Inc.	4.500%	5/9/47	485	452
Constellation Brands Inc.	4.100%	2/15/48	1,936	1,707
CVS Health Corp.	4.875%	7/20/35	2,740	2,775
CVS Health Corp.	4.780%	3/25/38	6,750	6,687
CVS Health Corp.	6.125%	9/15/39	3,000	3,469
CVS Health Corp.	5.300%	12/5/43	2,973	3,128
CVS Health Corp.	5.125%	7/20/45	7,385	7,549
CVS Health Corp.	5.050%	3/25/48	17,470	17,781
Danaher Corp.	4.375%	9/15/45	1,072	1,122
Dartmouth-Hitchcock Health	4.178%	8/1/48	625	620
Delhaize America LLC	9.000%	4/15/31	320	434
Diageo Capital plc	5.875%	9/30/36	1,481	1,788
Diageo Capital plc	3.875%	4/29/43	883	868
Diageo Investment Corp.	7.450%	4/15/35	837	1,166
Diageo Investment Corp.	4.250%	5/11/42	1,166	1,177
Dignity Health California GO	4.500%	11/1/42	950	908
Dignity Health California GO	5.267%	11/1/64	413	419
Duke University Health System Inc.	3.920%	6/1/47	1,168	1,154
Eli Lilly & Co.	5.550%	3/15/37	1,071	1,284
Eli Lilly & Co.	3.700%	3/1/45	1,596	1,529
Eli Lilly & Co.	3.950%	5/15/47	1,600	1,592
Estee Lauder Cos. Inc.	6.000%	5/15/37	645	793
Estee Lauder Cos. Inc.	4.375%	6/15/45	1,078	1,123
Estee Lauder Cos. Inc.	4.150%	3/15/47	1,058	1,074

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Express Scripts Holding Co.	6.125%	11/15/41	928	1,030
Express Scripts Holding Co.	4.800%	7/15/46	4,355	4,220
Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	1,398	1,369
Genentech Inc.	5.250%	7/15/35	488	564
General Mills Inc.	4.550%	4/17/38	1,040	1,019
General Mills Inc.	5.400%	6/15/40	1,398	1,493
General Mills Inc.	4.150%	2/15/43	925	832
General Mills Inc.	4.700%	4/17/48	1,325	1,292
Gilead Sciences Inc.	4.600%	9/1/35	2,374	2,457
Gilead Sciences Inc.	4.000%	9/1/36	2,435	2,345
Gilead Sciences Inc.	5.650%	12/1/41	1,573	1,810
Gilead Sciences Inc.	4.800%	4/1/44	4,359	4,544
Gilead Sciences Inc.	4.500%	2/1/45	5,074	5,083
Gilead Sciences Inc.	4.750%	3/1/46	4,710	4,896
Gilead Sciences Inc.	4.150%	3/1/47	3,252	3,102
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	955	1,097
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	6,420	8,203
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	692	698
Hackensack Meridian Health	4.500%	7/1/57	513	543
Hackensack Meridian Health Inc.	4.211%	7/1/48	725	729
Hasbro Inc.	6.350%	3/15/40	588	647
Hasbro Inc.	5.100%	5/15/44	1,128	1,070
Indiana University Health Inc. Obligated Group	3.970%	11/1/48	700	699
JM Smucker Co.	4.250%	3/15/35	1,250	1,189
JM Smucker Co.	4.375%	3/15/45	1,413	1,312
Johns Hopkins Health System Corp.	3.837%	5/15/46	913	871
Johnson & Johnson	6.950%	9/1/29	1,660	2,188
Johnson & Johnson	4.950%	5/15/33	968	1,106
Johnson & Johnson	4.375%	12/5/33	1,440	1,553
Johnson & Johnson	3.550%	3/1/36	3,389	3,278
Johnson & Johnson	3.625%	3/3/37	1,968	1,918
Johnson & Johnson	5.950%	8/15/37	1,613	2,046
Johnson & Johnson	3.400%	1/15/38	2,770	2,613
Johnson & Johnson	5.850%	7/15/38	726	908
Johnson & Johnson	4.500%	9/1/40	997	1,077
Johnson & Johnson	4.850%	5/15/41	420	476
Johnson & Johnson	4.500%	12/5/43	1,075	1,171
Johnson & Johnson	3.700%	3/1/46	4,515	4,343
Johnson & Johnson	3.750%	3/3/47	2,035	1,980
Johnson & Johnson	3.500%	1/15/48	2,525	2,384
Kaiser Foundation Hospitals	4.875%	4/1/42	1,800	2,010
Kaiser Foundation Hospitals	4.150%	5/1/47	2,240	2,275
Kellogg Co.	7.450%	4/1/31	1,027	1,311
Kellogg Co.	4.500%	4/1/46	1,400	1,332
2 Keurig Dr Pepper Inc.	4.985%	5/25/38	2,025	2,071
Keurig Dr Pepper Inc.	4.500%	11/15/45	1,003	928
Keurig Dr Pepper Inc.	4.420%	12/15/46	713	655
2 Keurig Dr Pepper Inc.	5.085%	5/25/48	1,350	1,375
Kimberly-Clark Corp.	6.625%	8/1/37	1,018	1,348
Kimberly-Clark Corp.	5.300%	3/1/41	950	1,115
Kimberly-Clark Corp.	3.700%	6/1/43	644	602
Kimberly-Clark Corp.	3.200%	7/30/46	1,470	1,269
Kimberly-Clark Corp.	3.900%	5/4/47	450	441
Koninklijke Ahold Delhaize NV	5.700%	10/1/40	2,149	2,375
Koninklijke Philips NV	6.875%	3/11/38	1,175	1,532
Koninklijke Philips NV	5.000%	3/15/42	1,608	1,780
Kraft Foods Group Inc.	6.875%	1/26/39	1,490	1,754
Kraft Foods Group Inc.	6.500%	2/9/40	2,513	2,835
Kraft Foods Group Inc.	5.000%	6/4/42	4,266	4,101
Kraft Heinz Foods Co.	4.625%	1/30/29	3,494	3,485
Kraft Heinz Foods Co.	5.000%	7/15/35	2,398	2,366
Kraft Heinz Foods Co.	5.200%	7/15/45	3,436	3,345
Kraft Heinz Foods Co.	4.375%	6/1/46	6,700	5,850
Kroger Co.	7.700%	6/1/29	680	838

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kroger Co.	8.000%	9/15/29	300	374
Kroger Co.	7.500%	4/1/31	456	567
Kroger Co.	6.900%	4/15/38	483	583
Kroger Co.	5.400%	7/15/40	928	965
Kroger Co.	5.000%	4/15/42	1	1
Kroger Co.	5.150%	8/1/43	1,380	1,383
Kroger Co.	3.875%	10/15/46	725	607
Kroger Co.	4.450%	2/1/47	2,654	2,453
Kroger Co.	4.650%	1/15/48	1,076	1,033
Laboratory Corp. of America Holdings	4.700%	2/1/45	2,071	2,029
1 Mayo Clinic	3.774%	11/15/43	750	727
1 Mayo Clinic	4.000%	11/15/47	648	640
1 Mayo Clinic	4.128%	11/15/52	525	533
McCormick & Co. Inc.	4.200%	8/15/47	575	547
McKesson Corp.	6.000%	3/1/41	575	669
Mead Johnson Nutrition Co.	5.900%	11/1/39	1,145	1,370
Mead Johnson Nutrition Co.	4.600%	6/1/44	948	983
Medtronic Inc.	4.375%	3/15/35	6,257	6,517
Medtronic Inc.	6.500%	3/15/39	905	1,165
Medtronic Inc.	5.550%	3/15/40	879	1,031
Medtronic Inc.	4.500%	3/15/42	1,057	1,108
Medtronic Inc.	4.625%	3/15/44	1,367	1,451
Medtronic Inc.	4.625%	3/15/45	10,193	10,886
Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	885	1,020
Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	1,195	1,201
Memorial Sloan-Kettering Cancer Center New York GO	4.200%	7/1/55	753	766
Merck & Co. Inc.	3.600%	9/15/42	1,595	1,512
Merck & Co. Inc.	4.150%	5/18/43	3,670	3,780
Merck & Co. Inc.	3.700%	2/10/45	5,265	5,086
Molson Coors Brewing Co.	5.000%	5/1/42	2,522	2,540
Molson Coors Brewing Co.	4.200%	7/15/46	3,842	3,421
1 Montefiore Obligated Group	5.246%	11/1/48	1,000	1,011
1 Mount Sinai Hospitals Group Inc.	3.981%	7/1/48	575	548
Mylan Inc.	5.400%	11/29/43	882	850
2 Mylan Inc.	5.200%	4/15/48	1,915	1,790
Mylan NV	5.250%	6/15/46	2,025	1,892
New York & Presbyterian Hospital	4.024%	8/1/45	1,638	1,621
New York & Presbyterian Hospital	4.063%	8/1/56	713	703
Newell Brands Inc.	5.375%	4/1/36	1,400	1,344
Newell Brands Inc.	5.500%	4/1/46	3,496	3,344
Northwell Healthcare Inc.	3.979%	11/1/46	1,065	974
Northwell Healthcare Inc.	4.260%	11/1/47	1,800	1,732
Novartis Capital Corp.	3.700%	9/21/42	871	848
Novartis Capital Corp.	4.400%	5/6/44	4,620	4,940
Novartis Capital Corp.	4.000%	11/20/45	2,525	2,551
NYU Hospitals Center	4.784%	7/1/44	938	1,030
1 NYU Hospitals Center	4.368%	7/1/47	748	772
Orlando Health Obligated Group	4.089%	10/1/48	600	596
Partners Healthcare System Inc.	3.765%	7/1/48	650	607
Partners Healthcare System Inc.	4.117%	7/1/55	475	463
Pepsi Bottling Group Inc.	7.000%	3/1/29	2,415	3,089
PepsiCo Inc.	5.500%	1/15/40	1,299	1,550
PepsiCo Inc.	4.875%	11/1/40	1,704	1,872
PepsiCo Inc.	4.000%	3/5/42	1,920	1,883
PepsiCo Inc.	3.600%	8/13/42	600	552
PepsiCo Inc.	4.250%	10/22/44	1,697	1,722
PepsiCo Inc.	4.600%	7/17/45	1,037	1,109
PepsiCo Inc.	4.450%	4/14/46	3,771	3,976
PepsiCo Inc.	3.450%	10/6/46	2,913	2,631
PepsiCo Inc.	4.000%	5/2/47	1,955	1,936
Perrigo Finance Unlimited Co.	4.900%	12/15/44	1,334	1,236
Pfizer Inc.	4.000%	12/15/36	2,246	2,273
Pfizer Inc.	7.200%	3/15/39	5,372	7,503
Pfizer Inc.	5.600%	9/15/40	286	343

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pfizer Inc.	4.300%	6/15/43	1,420	1,469
Pfizer Inc.	4.400%	5/15/44	2,540	2,653
Pfizer Inc.	4.125%	12/15/46	3,548	3,588
Pharmacia LLC	6.600%	12/1/28	1,680	2,041
Philip Morris International Inc.	6.375%	5/16/38	2,725	3,290
Philip Morris International Inc.	4.375%	11/15/41	1,580	1,537
Philip Morris International Inc.	4.500%	3/20/42	1,859	1,850
Philip Morris International Inc.	3.875%	8/21/42	1,445	1,307
Philip Morris International Inc.	4.125%	3/4/43	1,985	1,857
Philip Morris International Inc.	4.875%	11/15/43	1,165	1,206
Philip Morris International Inc.	4.250%	11/10/44	3,052	2,906
Procter & Gamble Co.	5.550%	3/5/37	1,000	1,218
Procter & Gamble Co.	3.500%	10/25/47	1,950	1,825
1 Providence St. Joseph Health Obligated Group	3.744%	10/1/47	800	747
1 Providence St. Joseph Health Obligated Group	3.930%	10/1/48	715	684
Quest Diagnostics Inc.	4.700%	3/30/45	588	575
Reynolds American Inc.	5.700%	8/15/35	2,054	2,218
Reynolds American Inc.	7.250%	6/15/37	1,076	1,350
Reynolds American Inc.	6.150%	9/15/43	518	580
Reynolds American Inc.	5.850%	8/15/45	3,614	3,928
RWJ Barnabas Health Inc.	3.949%	7/1/46	813	768
Stanford Health Care	3.795%	11/15/48	1,000	971
Stryker Corp.	4.100%	4/1/43	852	807
Stryker Corp.	4.375%	5/15/44	735	724
Stryker Corp.	4.625%	3/15/46	2,120	2,190
Sutter Health	4.091%	8/15/48	725	699
Sysco Corp.	5.375%	9/21/35	76	85
Sysco Corp.	4.850%	10/1/45	975	1,014
Sysco Corp.	4.500%	4/1/46	1,109	1,099
Sysco Corp.	4.450%	3/15/48	1,085	1,080
1 Texas Health Resources	4.330%	11/15/55	552	561
Thermo Fisher Scientific Inc.	5.300%	2/1/44	1,658	1,845
Thermo Fisher Scientific Inc.	4.100%	8/15/47	580	556
Trinity Health Corp.	4.125%	12/1/45	725	708
Tyson Foods Inc.	4.875%	8/15/34	1,504	1,535
Tyson Foods Inc.	5.150%	8/15/44	2,050	2,104
Tyson Foods Inc.	4.550%	6/2/47	455	425
Unilever Capital Corp.	5.900%	11/15/32	1,654	2,025
Whirlpool Corp.	4.500%	6/1/46	1,040	935
Wyeth LLC	6.500%	2/1/34	1,568	1,983
Wyeth LLC	6.000%	2/15/36	737	907
Wyeth LLC	5.950%	4/1/37	4,248	5,127
Zimmer Biomet Holdings Inc.	5.750%	11/30/39	750	840
Zimmer Biomet Holdings Inc.	4.450%	8/15/45	877	844
Zoetis Inc.	4.700%	2/1/43	2,160	2,221
Zoetis Inc.	3.950%	9/12/47	978	907
Zoetis Inc.	4.450%	8/20/48	800	796
Energy (11.4%)
Anadarko Finance Co.	7.500%	5/1/31	2,042	2,561
Anadarko Petroleum Corp.	6.450%	9/15/36	4,156	4,795
Anadarko Petroleum Corp.	7.950%	6/15/39	295	382
Anadarko Petroleum Corp.	6.200%	3/15/40	1,828	2,054
Anadarko Petroleum Corp.	4.500%	7/15/44	1,043	967
Anadarko Petroleum Corp.	6.600%	3/15/46	2,605	3,139
Andeavor	4.500%	4/1/48	1,195	1,113
Andeavor Logistics LP / Tesoro Logistics Finance Corp.	5.200%	12/1/47	1,375	1,375
Apache Corp.	4.375%	10/15/28	1,800	1,778
Apache Corp.	7.750%	12/15/29	630	779
Apache Corp.	6.000%	1/15/37	1,973	2,192
Apache Corp.	5.100%	9/1/40	3,446	3,431
Apache Corp.	5.250%	2/1/42	931	943
Apache Corp.	4.750%	4/15/43	2,698	2,561
Apache Corp.	4.250%	1/15/44	1,775	1,588

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Baker Hughes a GE Co. LLC	5.125%	9/15/40	2,300	2,436
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor
Inc.	4.080%	12/15/47	3,195	2,905
BP Capital Markets plc	3.723%	11/28/28	2,070	2,069
Buckeye Partners LP	5.850%	11/15/43	1,058	1,000
Buckeye Partners LP	5.600%	10/15/44	599	548
Burlington Resources Finance Co.	7.200%	8/15/31	1,257	1,612
Burlington Resources Finance Co.	7.400%	12/1/31	1,419	1,862
Canadian Natural Resources Ltd.	7.200%	1/15/32	818	1,003
Canadian Natural Resources Ltd.	6.450%	6/30/33	886	1,046
Canadian Natural Resources Ltd.	5.850%	2/1/35	400	450
Canadian Natural Resources Ltd.	6.500%	2/15/37	906	1,078
Canadian Natural Resources Ltd.	6.250%	3/15/38	2,629	3,081
Canadian Natural Resources Ltd.	6.750%	2/1/39	840	1,034
Canadian Natural Resources Ltd.	4.950%	6/1/47	1,620	1,685
Cenovus Energy Inc.	5.250%	6/15/37	2,712	2,682
Cenovus Energy Inc.	6.750%	11/15/39	3,050	3,496
Cenovus Energy Inc.	4.450%	9/15/42	1,150	1,003
Cenovus Energy Inc.	5.200%	9/15/43	750	721
Cenovus Energy Inc.	5.400%	6/15/47	1,902	1,897
Columbia Pipeline Group Inc.	5.800%	6/1/45	1,030	1,152
Concho Resources Inc.	4.875%	10/1/47	1,823	1,851
Concho Resources Inc.	4.850%	8/15/48	1,175	1,184
Conoco Funding Co.	7.250%	10/15/31	1,413	1,826
ConocoPhillips	5.900%	10/15/32	1,398	1,663
ConocoPhillips	5.900%	5/15/38	1,681	2,025
ConocoPhillips	6.500%	2/1/39	5,400	7,025
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	922	1,123
ConocoPhillips Co.	4.150%	11/15/34	100	99
ConocoPhillips Co.	4.300%	11/15/44	1,903	1,969
ConocoPhillips Co.	5.950%	3/15/46	746	947
ConocoPhillips Holding Co.	6.950%	4/15/29	3,407	4,270
Continental Resources Inc.	4.900%	6/1/44	1,300	1,290
Devon Energy Corp.	7.950%	4/15/32	690	885
Devon Energy Corp.	5.600%	7/15/41	2,367	2,531
Devon Energy Corp.	4.750%	5/15/42	1,876	1,833
Devon Energy Corp.	5.000%	6/15/45	1,707	1,726
Devon Financing Co. LLC	7.875%	9/30/31	1,355	1,699
Dominion Energy Gas Holdings LLC	4.800%	11/1/43	866	872
Dominion Energy Gas Holdings LLC	4.600%	12/15/44	1,002	1,008
Enable Midstream Partners LP	5.000%	5/15/44	966	876
Enbridge Energy Partners LP	7.500%	4/15/38	1,043	1,321
Enbridge Energy Partners LP	5.500%	9/15/40	1,533	1,630
Enbridge Energy Partners LP	7.375%	10/15/45	875	1,140
Enbridge Inc.	4.500%	6/10/44	1,050	1,012
Enbridge Inc.	5.500%	12/1/46	1,570	1,759
Encana Corp.	8.125%	9/15/30	650	833
Encana Corp.	7.375%	11/1/31	1,070	1,321
Encana Corp.	6.500%	8/15/34	2,288	2,672
Encana Corp.	6.625%	8/15/37	820	975
Encana Corp.	6.500%	2/1/38	1,076	1,273
Encana Corp.	5.150%	11/15/41	50	50
Energy Transfer LP	8.250%	11/15/29	264	320
Energy Transfer LP	4.900%	3/15/35	1,518	1,430
Energy Transfer LP	6.625%	10/15/36	895	998
Energy Transfer LP	7.500%	7/1/38	1,063	1,265
Energy Transfer LP	6.050%	6/1/41	1,600	1,672
Energy Transfer LP	6.500%	2/1/42	2,170	2,377
Energy Transfer LP	5.150%	2/1/43	545	510
Energy Transfer LP	5.950%	10/1/43	715	735
Energy Transfer LP	5.150%	3/15/45	2,316	2,178
Energy Transfer LP	6.125%	12/15/45	1,624	1,720
Energy Transfer LP	5.300%	4/15/47	2,180	2,105
Energy Transfer Partners LP	5.800%	6/15/38	2,150	2,232

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Energy Transfer Partners LP	6.000%	6/15/48	2,000	2,140
Enterprise Products Operating LLC	6.875%	3/1/33	992	1,241
Enterprise Products Operating LLC	6.650%	10/15/34	303	368
Enterprise Products Operating LLC	7.550%	4/15/38	218	292
Enterprise Products Operating LLC	6.125%	10/15/39	1,306	1,525
Enterprise Products Operating LLC	6.450%	9/1/40	980	1,193
Enterprise Products Operating LLC	5.950%	2/1/41	926	1,069
Enterprise Products Operating LLC	5.700%	2/15/42	1,262	1,428
Enterprise Products Operating LLC	4.850%	8/15/42	2,835	2,910
Enterprise Products Operating LLC	4.450%	2/15/43	2,208	2,133
Enterprise Products Operating LLC	4.850%	3/15/44	3,408	3,457
Enterprise Products Operating LLC	5.100%	2/15/45	2,971	3,134
Enterprise Products Operating LLC	4.900%	5/15/46	2,270	2,349
Enterprise Products Operating LLC	4.250%	2/15/48	2,385	2,231
Enterprise Products Operating LLC	4.950%	10/15/54	1,150	1,161
EOG Resources Inc.	3.900%	4/1/35	930	915
EQT Midstream Partners LP	6.500%	7/15/48	1,480	1,562
Exxon Mobil Corp.	3.567%	3/6/45	1,868	1,745
Exxon Mobil Corp.	4.114%	3/1/46	5,341	5,446
Halliburton Co.	4.850%	11/15/35	3,095	3,230
Halliburton Co.	6.700%	9/15/38	1,599	1,984
Halliburton Co.	7.450%	9/15/39	1,759	2,351
Halliburton Co.	4.500%	11/15/41	1,193	1,180
Halliburton Co.	4.750%	8/1/43	1,613	1,635
Halliburton Co.	5.000%	11/15/45	4,299	4,576
Hess Corp.	7.875%	10/1/29	1,145	1,388
Hess Corp.	7.300%	8/15/31	1,233	1,433
Hess Corp.	7.125%	3/15/33	1,300	1,509
Hess Corp.	6.000%	1/15/40	1,297	1,334
Hess Corp.	5.600%	2/15/41	2,436	2,469
Hess Corp.	5.800%	4/1/47	1,675	1,751
Husky Energy Inc.	6.800%	9/15/37	815	1,005
Kerr-McGee Corp.	7.875%	9/15/31	818	1,031
Kinder Morgan Energy Partners LP	7.400%	3/15/31	251	297
Kinder Morgan Energy Partners LP	7.750%	3/15/32	1,492	1,805
Kinder Morgan Energy Partners LP	7.300%	8/15/33	875	1,040
Kinder Morgan Energy Partners LP	5.800%	3/15/35	1,238	1,301
Kinder Morgan Energy Partners LP	6.500%	2/1/37	1,248	1,386
Kinder Morgan Energy Partners LP	6.950%	1/15/38	2,975	3,484
Kinder Morgan Energy Partners LP	6.500%	9/1/39	606	672
Kinder Morgan Energy Partners LP	6.550%	9/15/40	825	921
Kinder Morgan Energy Partners LP	7.500%	11/15/40	763	931
Kinder Morgan Energy Partners LP	6.375%	3/1/41	938	1,043
Kinder Morgan Energy Partners LP	5.625%	9/1/41	1,003	1,032
Kinder Morgan Energy Partners LP	5.000%	8/15/42	1,082	1,045
Kinder Morgan Energy Partners LP	4.700%	11/1/42	1,142	1,058
Kinder Morgan Energy Partners LP	5.000%	3/1/43	709	676
Kinder Morgan Energy Partners LP	5.500%	3/1/44	1,678	1,705
Kinder Morgan Energy Partners LP	5.400%	9/1/44	1,295	1,302
Kinder Morgan Inc.	7.800%	8/1/31	625	775
Kinder Morgan Inc.	7.750%	1/15/32	2,930	3,631
Kinder Morgan Inc.	5.300%	12/1/34	2,380	2,416
Kinder Morgan Inc.	5.550%	6/1/45	3,800	3,922
Kinder Morgan Inc.	5.050%	2/15/46	1,350	1,310
Kinder Morgan Inc.	5.200%	3/1/48	1,700	1,704
Magellan Midstream Partners LP	5.150%	10/15/43	1,015	1,084
Magellan Midstream Partners LP	4.250%	9/15/46	998	946
Magellan Midstream Partners LP	4.200%	10/3/47	1,440	1,331
Marathon Oil Corp.	6.800%	3/15/32	1,387	1,635
Marathon Oil Corp.	6.600%	10/1/37	1,696	1,998
Marathon Oil Corp.	5.200%	6/1/45	773	804
Marathon Petroleum Corp.	6.500%	3/1/41	2,233	2,634
Marathon Petroleum Corp.	4.750%	9/15/44	1,719	1,664
Marathon Petroleum Corp.	5.850%	12/15/45	240	256

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Marathon Petroleum Corp.	5.000%	9/15/54	1,088	1,049
MPLX LP	4.500%	4/15/38	3,750	3,497
MPLX LP	5.200%	3/1/47	2,060	2,059
MPLX LP	4.700%	4/15/48	3,120	2,905
MPLX LP	4.900%	4/15/58	1,075	966
National Fuel Gas Co.	4.750%	9/1/28	650	640
National Oilwell Varco Inc.	3.950%	12/1/42	2,217	1,922
Noble Energy Inc.	6.000%	3/1/41	2,496	2,681
Noble Energy Inc.	5.250%	11/15/43	1,992	1,988
Noble Energy Inc.	5.050%	11/15/44	995	970
Noble Energy Inc.	4.950%	8/15/47	1,543	1,503
Occidental Petroleum Corp.	4.625%	6/15/45	1,099	1,157
Occidental Petroleum Corp.	4.400%	4/15/46	3,235	3,310
Occidental Petroleum Corp.	4.100%	2/15/47	1,053	1,031
Occidental Petroleum Corp.	4.200%	3/15/48	2,725	2,709
ONEOK Inc.	6.000%	6/15/35	665	726
ONEOK Inc.	4.950%	7/13/47	1,613	1,615
ONEOK Inc.	5.200%	7/15/48	1,475	1,522
ONEOK Partners LP	6.650%	10/1/36	1,155	1,366
ONEOK Partners LP	6.850%	10/15/37	1,900	2,268
ONEOK Partners LP	6.125%	2/1/41	1,061	1,194
ONEOK Partners LP	6.200%	9/15/43	612	697
Petro-Canada	5.350%	7/15/33	573	630
Petro-Canada	5.950%	5/15/35	935	1,080
Petro-Canada	6.800%	5/15/38	1,904	2,433
Phillips 66	4.650%	11/15/34	2,565	2,587
Phillips 66	5.875%	5/1/42	3,141	3,618
Phillips 66	4.875%	11/15/44	3,399	3,506
Phillips 66 Partners LP	4.680%	2/15/45	775	734
Phillips 66 Partners LP	4.900%	10/1/46	1,700	1,666
Plains All American Pipeline LP / PAA Finance Corp.	6.650%	1/15/37	835	923
Plains All American Pipeline LP / PAA Finance Corp.	5.150%	6/1/42	1,075	1,005
Plains All American Pipeline LP / PAA Finance Corp.	4.300%	1/31/43	780	664
Plains All American Pipeline LP / PAA Finance Corp.	4.700%	6/15/44	1,705	1,545
Plains All American Pipeline LP / PAA Finance Corp.	4.900%	2/15/45	1,410	1,320
Shell International Finance BV	4.125%	5/11/35	3,409	3,454
Shell International Finance BV	6.375%	12/15/38	5,730	7,439
Shell International Finance BV	5.500%	3/25/40	2,149	2,538
Shell International Finance BV	3.625%	8/21/42	1,052	972
Shell International Finance BV	4.550%	8/12/43	2,782	2,943
Shell International Finance BV	4.375%	5/11/45	5,803	5,942
Shell International Finance BV	4.000%	5/10/46	4,961	4,827
Shell International Finance BV	3.750%	9/12/46	3,411	3,178
Spectra Energy Partners LP	5.950%	9/25/43	966	1,077
Spectra Energy Partners LP	4.500%	3/15/45	1,390	1,319
Suncor Energy Inc.	7.150%	2/1/32	735	924
Suncor Energy Inc.	5.950%	12/1/34	825	962
Suncor Energy Inc.	6.500%	6/15/38	2,546	3,156
Suncor Energy Inc.	6.850%	6/1/39	2,255	2,895
Suncor Energy Inc.	4.000%	11/15/47	1,450	1,366
Sunoco Logistics Partners Operations LP	6.100%	2/15/42	738	769
Sunoco Logistics Partners Operations LP	4.950%	1/15/43	1,063	979
Sunoco Logistics Partners Operations LP	5.300%	4/1/44	1,828	1,755
Sunoco Logistics Partners Operations LP	5.350%	5/15/45	880	846
Sunoco Logistics Partners Operations LP	5.400%	10/1/47	2,728	2,675
Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	400	466
Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	834	1,019
Texas Eastern Transmission LP	7.000%	7/15/32	929	1,121
TransCanada PipeLines Ltd.	4.625%	3/1/34	2,285	2,313
TransCanada PipeLines Ltd.	5.600%	3/31/34	548	603
TransCanada PipeLines Ltd.	5.850%	3/15/36	585	661
TransCanada PipeLines Ltd.	6.200%	10/15/37	1,905	2,235
TransCanada PipeLines Ltd.	4.750%	5/15/38	1,250	1,286
TransCanada PipeLines Ltd.	7.250%	8/15/38	2,042	2,625

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
TransCanada PipeLines Ltd.	7.625%	1/15/39	2,670	3,561
TransCanada PipeLines Ltd.	6.100%	6/1/40	2,343	2,722
TransCanada PipeLines Ltd.	5.000%	10/16/43	1,250	1,291
TransCanada PipeLines Ltd.	4.875%	5/15/48	1,800	1,851
Transcontinental Gas Pipe Line Co. LLC	5.400%	8/15/41	635	685
Transcontinental Gas Pipe Line Co. LLC	4.450%	8/1/42	1,385	1,337
2 Transcontinental Gas Pipe Line Co. LLC	4.600%	3/15/48	850	825
Valero Energy Corp.	7.500%	4/15/32	1,414	1,813
Valero Energy Corp.	6.625%	6/15/37	2,921	3,517
Valero Energy Corp.	4.900%	3/15/45	1,859	1,919
Western Gas Partners LP	5.450%	4/1/44	1,238	1,191
Western Gas Partners LP	5.300%	3/1/48	1,400	1,323
Western Gas Partners LP	5.500%	8/15/48	550	533
Williams Cos. Inc.	7.500%	1/15/31	1,168	1,425
Williams Cos. Inc.	6.300%	4/15/40	3,050	3,472
Williams Cos. Inc.	5.800%	11/15/43	1,171	1,262
Williams Cos. Inc.	5.400%	3/4/44	654	673
Williams Cos. Inc.	5.750%	6/24/44	1,400	1,505
Williams Cos. Inc.	4.900%	1/15/45	1,076	1,051
Williams Cos. Inc.	5.100%	9/15/45	2,969	2,972
Williams Cos. Inc.	4.850%	3/1/48	1,000	972
Other Industrial (0.6%)
1 Boston University	4.061%	10/1/48	525	532
California Institute of Technology GO	4.321%	8/1/45	605	634
California Institute of Technology GO	4.700%	11/1/11	693	728
Fluor Corp.	4.250%	9/15/28	1,275	1,263
1 Johns Hopkins University Maryland GO	4.083%	7/1/53	685	689
1 Massachusetts Institute of Technology GO	3.959%	7/1/38	725	736
Massachusetts Institute of Technology GO	5.600%	7/1/11	1,170	1,501
Massachusetts Institute of Technology GO	4.678%	7/1/14	1,600	1,739
Massachusetts Institute of Technology GO	3.885%	7/1/16	950	876
1 Northwestern University Illinois GO	4.643%	12/1/44	1,225	1,373
1 Northwestern University Illinois GO	3.662%	12/1/57	413	399
President & Fellows of Harvard College Massachusetts
GO	3.619%	10/1/37	436	435
President & Fellows of Harvard College Massachusetts
Revenue	3.300%	7/15/56	1,000	899
1 Rice University Texas GO	3.574%	5/15/45	1,347	1,293
Stanford University California GO	3.647%	5/1/48	1,455	1,416
1 University of Notre Dame du Lac	3.438%	2/15/45	875	820
University of Notre Dame du Lac	3.394%	2/15/48	800	755
University of Pennsylvania GO	4.674%	9/1/12	600	616
1 University of Southern California GO	3.028%	10/1/39	1,342	1,215
1 University of Southern California GO	3.841%	10/1/47	875	882
Technology (6.8%)
Analog Devices Inc.	5.300%	12/15/45	653	702
Apple Inc.	4.500%	2/23/36	2,700	2,922
Apple Inc.	3.850%	5/4/43	6,527	6,297
Apple Inc.	4.450%	5/6/44	1,923	2,027
Apple Inc.	3.450%	2/9/45	3,997	3,611
Apple Inc.	4.375%	5/13/45	4,254	4,437
Apple Inc.	4.650%	2/23/46	8,898	9,657
Apple Inc.	3.850%	8/4/46	4,723	4,552
Apple Inc.	4.250%	2/9/47	1,975	2,025
Apple Inc.	3.750%	9/12/47	3,268	3,103
Apple Inc.	3.750%	11/13/47	1,935	1,821
Applied Materials Inc.	5.100%	10/1/35	1,113	1,235
Applied Materials Inc.	5.850%	6/15/41	1,331	1,602
Applied Materials Inc.	4.350%	4/1/47	2,115	2,141
Cisco Systems Inc.	5.900%	2/15/39	4,472	5,583
Cisco Systems Inc.	5.500%	1/15/40	4,114	4,943
Corning Inc.	5.750%	8/15/40	841	971
Corning Inc.	4.750%	3/15/42	406	410

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Corning Inc.	4.375%	11/15/57	1,870	1,661
2 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	8.100%	7/15/36	3,555	4,192
2 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	8.350%	7/15/46	4,246	5,188
Fidelity National Information Services Inc.	4.500%	8/15/46	1,055	1,010
Fidelity National Information Services Inc.	4.750%	5/15/48	1,250	1,254
Hewlett Packard Enterprise Co.	6.200%	10/15/35	1,642	1,700
Hewlett Packard Enterprise Co.	6.350%	10/15/45	3,407	3,511
HP Inc.	6.000%	9/15/41	2,517	2,591
Intel Corp.	4.000%	12/15/32	1,546	1,598
Intel Corp.	4.800%	10/1/41	2,497	2,742
Intel Corp.	4.250%	12/15/42	1,479	1,505
Intel Corp.	4.100%	5/19/46	3,267	3,264
Intel Corp.	3.734%	12/8/47	6,438	6,044
International Business Machines Corp.	5.875%	11/29/32	1,540	1,855
International Business Machines Corp.	5.600%	11/30/39	1,455	1,728
International Business Machines Corp.	4.000%	6/20/42	2,781	2,695
International Business Machines Corp.	4.700%	2/19/46	1,773	1,942
Juniper Networks Inc.	5.950%	3/15/41	818	825
Microsoft Corp.	3.500%	2/12/35	4,162	4,016
Microsoft Corp.	4.200%	11/3/35	1,093	1,144
Microsoft Corp.	3.450%	8/8/36	4,595	4,400
Microsoft Corp.	4.100%	2/6/37	6,291	6,550
Microsoft Corp.	5.200%	6/1/39	1,283	1,507
Microsoft Corp.	4.500%	10/1/40	1,996	2,173
Microsoft Corp.	5.300%	2/8/41	1,654	1,960
Microsoft Corp.	3.500%	11/15/42	2,409	2,253
Microsoft Corp.	3.750%	5/1/43	1,312	1,265
Microsoft Corp.	4.875%	12/15/43	988	1,120
Microsoft Corp.	3.750%	2/12/45	3,667	3,566
Microsoft Corp.	4.450%	11/3/45	7,125	7,718
Microsoft Corp.	3.700%	8/8/46	9,196	8,858
Microsoft Corp.	4.250%	2/6/47	7,532	7,945
Microsoft Corp.	4.000%	2/12/55	6,834	6,759
Microsoft Corp.	3.950%	8/8/56	4,269	4,213
Microsoft Corp.	4.500%	2/6/57	4,075	4,424
Motorola Solutions Inc.	5.500%	9/1/44	865	815
Oracle Corp.	3.250%	5/15/30	929	885
Oracle Corp.	4.300%	7/8/34	4,017	4,130
Oracle Corp.	3.900%	5/15/35	3,031	2,970
Oracle Corp.	3.850%	7/15/36	2,660	2,584
Oracle Corp.	3.800%	11/15/37	4,775	4,569
Oracle Corp.	6.500%	4/15/38	2,470	3,174
Oracle Corp.	6.125%	7/8/39	2,325	2,899
Oracle Corp.	5.375%	7/15/40	4,853	5,582
Oracle Corp.	4.500%	7/8/44	2,080	2,155
Oracle Corp.	4.125%	5/15/45	4,294	4,203
Oracle Corp.	4.000%	7/15/46	6,390	6,143
Oracle Corp.	4.000%	11/15/47	4,880	4,679
Oracle Corp.	4.375%	5/15/55	2,875	2,884
QUALCOMM Inc.	4.650%	5/20/35	2,143	2,158
QUALCOMM Inc.	4.800%	5/20/45	3,259	3,290
QUALCOMM Inc.	4.300%	5/20/47	3,220	3,014
Seagate HDD Cayman	5.750%	12/1/34	1,025	930
Texas Instruments Inc.	4.150%	5/15/48	3,250	3,303
Tyco Electronics Group SA	7.125%	10/1/37	1,208	1,629
Verisk Analytics Inc.	5.500%	6/15/45	868	902
Xerox Corp.	6.750%	12/15/39	612	602
Transportation (3.6%)
1 American Airlines 2016-3 Class A Pass Through Trust	3.250%	4/15/30	261	247
1 American Airlines 2016-3 Class AA Pass Through Trust	3.000%	10/15/28	900	846
1 American Airlines 2017-1 Class AA Pass Through Trust	3.650%	8/15/30	878	859
1 American Airlines 2017-2 Class AA Pass Through Trust	3.350%	10/15/29	1,100	1,056
Burlington Northern Santa Fe LLC	6.200%	8/15/36	198	246

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Burlington Northern Santa Fe LLC	6.150%	5/1/37	375	462
Burlington Northern Santa Fe LLC	5.750%	5/1/40	1,435	1,716
Burlington Northern Santa Fe LLC	5.050%	3/1/41	1,379	1,530
Burlington Northern Santa Fe LLC	5.400%	6/1/41	1,453	1,671
Burlington Northern Santa Fe LLC	4.950%	9/15/41	313	343
Burlington Northern Santa Fe LLC	4.400%	3/15/42	1,828	1,884
Burlington Northern Santa Fe LLC	4.375%	9/1/42	1,409	1,447
Burlington Northern Santa Fe LLC	4.450%	3/15/43	2,379	2,450
Burlington Northern Santa Fe LLC	5.150%	9/1/43	1,623	1,821
Burlington Northern Santa Fe LLC	4.900%	4/1/44	2,444	2,672
Burlington Northern Santa Fe LLC	4.550%	9/1/44	3,025	3,166
Burlington Northern Santa Fe LLC	4.150%	4/1/45	747	739
Burlington Northern Santa Fe LLC	4.700%	9/1/45	1,303	1,401
Burlington Northern Santa Fe LLC	3.900%	8/1/46	1,670	1,595
Burlington Northern Santa Fe LLC	4.125%	6/15/47	1,755	1,741
Burlington Northern Santa Fe LLC	4.050%	6/15/48	1,702	1,657
Burlington Northern Santa Fe LLC	4.150%	12/15/48	1,600	1,588
Canadian National Railway Co.	6.250%	8/1/34	1,063	1,330
Canadian National Railway Co.	6.200%	6/1/36	680	849
Canadian National Railway Co.	6.375%	11/15/37	610	781
Canadian National Railway Co.	4.500%	11/7/43	200	207
Canadian National Railway Co.	3.200%	8/2/46	1,310	1,134
Canadian National Railway Co.	3.650%	2/3/48	1,460	1,373
Canadian Pacific Railway Co.	7.125%	10/15/31	1,049	1,333
Canadian Pacific Railway Co.	5.750%	3/15/33	170	195
Canadian Pacific Railway Co.	4.800%	9/15/35	418	446
Canadian Pacific Railway Co.	5.950%	5/15/37	935	1,127
Canadian Pacific Railway Co.	4.800%	8/1/45	995	1,074
Canadian Pacific Railway Co.	6.125%	9/15/15	1,955	2,335
CSX Corp.	6.000%	10/1/36	828	985
CSX Corp.	6.150%	5/1/37	1,438	1,736
CSX Corp.	6.220%	4/30/40	1,195	1,468
CSX Corp.	5.500%	4/15/41	1,091	1,232
CSX Corp.	4.750%	5/30/42	1,240	1,281
CSX Corp.	4.400%	3/1/43	500	497
CSX Corp.	4.100%	3/15/44	2,099	1,990
CSX Corp.	3.800%	11/1/46	1,576	1,426
CSX Corp.	4.300%	3/1/48	1,605	1,562
CSX Corp.	3.950%	5/1/50	1,150	1,045
CSX Corp.	4.500%	8/1/54	1,026	1,000
CSX Corp.	4.250%	11/1/66	1,909	1,714
CSX Corp.	4.650%	3/1/68	845	808
FedEx Corp.	4.900%	1/15/34	1,468	1,556
FedEx Corp.	3.900%	2/1/35	857	807
FedEx Corp.	3.875%	8/1/42	849	763
FedEx Corp.	4.100%	4/15/43	813	748
FedEx Corp.	5.100%	1/15/44	2,388	2,509
FedEx Corp.	4.100%	2/1/45	1,227	1,117
FedEx Corp.	4.750%	11/15/45	2,090	2,095
FedEx Corp.	4.550%	4/1/46	2,092	2,049
FedEx Corp.	4.400%	1/15/47	2,021	1,923
FedEx Corp.	4.050%	2/15/48	2,200	1,998
Kansas City Southern	4.300%	5/15/43	920	867
Kansas City Southern	4.950%	8/15/45	1,063	1,092
Kansas City Southern	4.700%	5/1/48	1,175	1,174
Norfolk Southern Corp.	7.050%	5/1/37	255	332
Norfolk Southern Corp.	4.837%	10/1/41	2,095	2,225
Norfolk Southern Corp.	3.950%	10/1/42	1,225	1,161
Norfolk Southern Corp.	4.450%	6/15/45	1,798	1,813
Norfolk Southern Corp.	4.650%	1/15/46	675	698
Norfolk Southern Corp.	3.942%	11/1/47	100	94
Norfolk Southern Corp.	4.150%	2/28/48	1,745	1,692
Norfolk Southern Corp.	4.050%	8/15/52	1,620	1,522
Norfolk Southern Corp.	5.100%	8/1/18	1,325	1,318

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Union Pacific Corp.	3.950%	9/10/28	3,300	3,322
Union Pacific Corp.	3.375%	2/1/35	996	906
Union Pacific Corp.	3.600%	9/15/37	2,212	2,030
Union Pacific Corp.	4.375%	9/10/38	1,300	1,329
Union Pacific Corp.	4.750%	9/15/41	265	279
Union Pacific Corp.	4.300%	6/15/42	925	926
Union Pacific Corp.	4.250%	4/15/43	1,072	1,044
Union Pacific Corp.	4.821%	2/1/44	625	668
Union Pacific Corp.	4.150%	1/15/45	325	315
Union Pacific Corp.	4.050%	11/15/45	1,101	1,056
Union Pacific Corp.	4.050%	3/1/46	700	667
Union Pacific Corp.	3.350%	8/15/46	1,432	1,217
Union Pacific Corp.	4.000%	4/15/47	1,101	1,055
Union Pacific Corp.	4.500%	9/10/48	4,150	4,249
Union Pacific Corp.	3.799%	10/1/51	1,136	1,012
Union Pacific Corp.	3.875%	2/1/55	1,703	1,491
Union Pacific Corp.	4.800%	9/10/58	1,050	1,097
Union Pacific Corp.	4.375%	11/15/65	1,280	1,183
Union Pacific Corp.	4.100%	9/15/67	1,065	932
1 United Airlines 2016-2 Class A Pass Through Trust	3.100%	10/7/28	462	436
1 United Airlines 2016-2 Class AA Pass Through Trust	2.875%	10/7/28	828	775
1 United Airlines 2018-1 Class AA Pass Through Trust	3.500%	3/1/30	1,450	1,401
United Parcel Service Inc.	6.200%	1/15/38	2,358	2,963
United Parcel Service Inc.	4.875%	11/15/40	348	388
United Parcel Service Inc.	3.625%	10/1/42	1,203	1,105
United Parcel Service Inc.	3.400%	11/15/46	409	359
United Parcel Service Inc.	3.750%	11/15/47	4,040	3,748
United Parcel Service of America Inc.	8.375%	4/1/30	325	430
				2,413,257
Utilities (12.2%)
Electric (11.0%)
AEP Texas Inc.	3.800%	10/1/47	650	599
AEP Transmission Co. LLC	4.000%	12/1/46	800	780
AEP Transmission Co. LLC	3.750%	12/1/47	688	635
Alabama Power Co.	6.125%	5/15/38	790	964
Alabama Power Co.	6.000%	3/1/39	956	1,183
Alabama Power Co.	3.850%	12/1/42	235	220
Alabama Power Co.	4.150%	8/15/44	1,483	1,473
Alabama Power Co.	3.750%	3/1/45	750	702
Alabama Power Co.	4.300%	1/2/46	1,010	1,028
Alabama Power Co.	3.700%	12/1/47	1,040	959
Alabama Power Co.	4.300%	7/15/48	1,100	1,108
Ameren Illinois Co.	4.150%	3/15/46	996	1,002
Ameren Illinois Co.	3.700%	12/1/47	1,575	1,482
Appalachian Power Co.	7.000%	4/1/38	873	1,161
Appalachian Power Co.	4.400%	5/15/44	807	809
Appalachian Power Co.	4.450%	6/1/45	675	693
Arizona Public Service Co.	5.050%	9/1/41	580	647
Arizona Public Service Co.	4.500%	4/1/42	956	991
Arizona Public Service Co.	4.350%	11/15/45	413	420
Arizona Public Service Co.	3.750%	5/15/46	1,075	992
Arizona Public Service Co.	4.200%	8/15/48	1,000	996
Avista Corp.	4.350%	6/1/48	700	722
Baltimore Gas & Electric Co.	6.350%	10/1/36	698	879
Baltimore Gas & Electric Co.	3.500%	8/15/46	1,225	1,097
Baltimore Gas & Electric Co.	3.750%	8/15/47	625	583
Berkshire Hathaway Energy Co.	6.125%	4/1/36	3,476	4,193
Berkshire Hathaway Energy Co.	5.950%	5/15/37	1,721	2,060
Berkshire Hathaway Energy Co.	5.150%	11/15/43	1,963	2,169
Berkshire Hathaway Energy Co.	4.500%	2/1/45	1,499	1,500
Berkshire Hathaway Energy Co.	3.800%	7/15/48	1,150	1,053
2 Berkshire Hathaway Energy Co.	4.450%	1/15/49	2,100	2,112
Black Hills Corp.	4.350%	5/1/33	850	852

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Black Hills Corp.	4.200%	9/15/46	589	559
CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	450	594
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	1,045	970
CenterPoint Energy Houston Electric LLC	4.500%	4/1/44	1,984	2,118
CenterPoint Energy Houston Electric LLC	3.950%	3/1/48	750	734
Cleco Corporate Holdings LLC	4.973%	5/1/46	650	644
Cleveland Electric Illuminating Co.	5.950%	12/15/36	1,098	1,288
CMS Energy Corp.	4.875%	3/1/44	589	626
Commonwealth Edison Co.	5.900%	3/15/36	1,457	1,758
Commonwealth Edison Co.	6.450%	1/15/38	996	1,286
Commonwealth Edison Co.	3.800%	10/1/42	224	214
Commonwealth Edison Co.	4.600%	8/15/43	616	661
Commonwealth Edison Co.	4.700%	1/15/44	1,006	1,092
Commonwealth Edison Co.	3.700%	3/1/45	1,395	1,309
Commonwealth Edison Co.	4.350%	11/15/45	1,138	1,169
Commonwealth Edison Co.	3.650%	6/15/46	1,455	1,351
Commonwealth Edison Co.	3.750%	8/15/47	1,250	1,178
Commonwealth Edison Co.	4.000%	3/1/48	1,800	1,765
Connecticut Light & Power Co.	4.300%	4/15/44	978	1,015
Connecticut Light & Power Co.	4.150%	6/1/45	527	538
Connecticut Light & Power Co.	4.000%	4/1/48	1,450	1,441
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	809	909
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	823	985
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	490	606
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	1,540	1,947
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	1,032	1,372
Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	1,815	2,110
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	940	1,129
Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	649	634
Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	377	361
Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	1,976	2,039
Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	1,593	1,653
Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	1,338	1,267
Consolidated Edison Co. of New York Inc.	3.875%	6/15/47	1,121	1,065
Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	1,860	1,907
Consolidated Edison Co. of New York Inc.	4.300%	12/1/56	768	747
Consolidated Edison Co. of New York Inc.	4.000%	11/15/57	1,050	967
Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	1,700	1,708
Consumers Energy Co.	3.950%	5/15/43	845	836
Consumers Energy Co.	3.250%	8/15/46	894	780
Consumers Energy Co.	3.950%	7/15/47	608	600
Consumers Energy Co.	4.050%	5/15/48	1,300	1,299
Delmarva Power & Light Co.	4.150%	5/15/45	738	739
Dominion Energy Inc.	6.300%	3/15/33	632	750
Dominion Energy Inc.	5.250%	8/1/33	672	716
Dominion Energy Inc.	5.950%	6/15/35	1,955	2,206
Dominion Energy Inc.	7.000%	6/15/38	206	263
Dominion Energy Inc.	4.900%	8/1/41	1,185	1,236
Dominion Energy Inc.	4.050%	9/15/42	930	866
Dominion Energy Inc.	4.700%	12/1/44	929	946
DTE Electric Co.	4.000%	4/1/43	975	963
DTE Electric Co.	4.300%	7/1/44	201	208
DTE Electric Co.	3.700%	3/15/45	1,053	974
DTE Electric Co.	3.700%	6/1/46	1,103	1,033
DTE Electric Co.	3.750%	8/15/47	913	866
DTE Electric Co.	4.050%	5/15/48	1,275	1,272
DTE Energy Co.	6.375%	4/15/33	745	889
Duke Energy Carolinas LLC	6.000%	12/1/28	435	511
Duke Energy Carolinas LLC	6.450%	10/15/32	508	634
Duke Energy Carolinas LLC	6.100%	6/1/37	1,065	1,313
Duke Energy Carolinas LLC	6.000%	1/15/38	980	1,207
Duke Energy Carolinas LLC	6.050%	4/15/38	1,316	1,643
Duke Energy Carolinas LLC	5.300%	2/15/40	1,630	1,879
Duke Energy Carolinas LLC	4.250%	12/15/41	1,553	1,592

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Duke Energy Carolinas LLC	4.000%	9/30/42	1,625	1,587
Duke Energy Carolinas LLC	3.750%	6/1/45	1,630	1,535
Duke Energy Carolinas LLC	3.875%	3/15/46	625	594
Duke Energy Carolinas LLC	3.700%	12/1/47	1,000	923
Duke Energy Carolinas LLC	3.950%	3/15/48	700	679
Duke Energy Corp.	4.800%	12/15/45	1,550	1,632
Duke Energy Corp.	3.750%	9/1/46	4,015	3,590
Duke Energy Florida LLC	6.350%	9/15/37	1,785	2,286
Duke Energy Florida LLC	6.400%	6/15/38	1,551	2,003
Duke Energy Florida LLC	5.650%	4/1/40	775	924
Duke Energy Florida LLC	3.850%	11/15/42	75	72
Duke Energy Florida LLC	3.400%	10/1/46	1,473	1,288
Duke Energy Florida LLC	4.200%	7/15/48	1,150	1,163
1 Duke Energy Florida Project Finance LLC	2.538%	9/1/29	1,200	1,109
1 Duke Energy Florida Project Finance LLC	2.858%	3/1/33	300	269
1 Duke Energy Florida Project Finance LLC	3.112%	9/1/36	225	207
Duke Energy Indiana LLC	6.120%	10/15/35	683	825
Duke Energy Indiana LLC	6.350%	8/15/38	1,011	1,299
Duke Energy Indiana LLC	6.450%	4/1/39	768	995
Duke Energy Indiana LLC	4.900%	7/15/43	895	988
Duke Energy Indiana LLC	3.750%	5/15/46	1,400	1,301
Duke Energy Ohio Inc.	3.700%	6/15/46	645	595
Duke Energy Progress LLC	3.700%	9/1/28	2,000	2,009
Duke Energy Progress LLC	6.300%	4/1/38	863	1,100
Duke Energy Progress LLC	4.100%	5/15/42	573	567
Duke Energy Progress LLC	4.100%	3/15/43	1,235	1,227
Duke Energy Progress LLC	4.375%	3/30/44	795	815
Duke Energy Progress LLC	4.150%	12/1/44	1,005	1,005
Duke Energy Progress LLC	4.200%	8/15/45	766	767
Duke Energy Progress LLC	3.700%	10/15/46	2,115	1,967
Duke Energy Progress LLC	3.600%	9/15/47	1,000	903
El Paso Electric Co.	6.000%	5/15/35	684	781
El Paso Electric Co.	5.000%	12/1/44	663	678
Emera US Finance LP	4.750%	6/15/46	2,966	2,959
Entergy Louisiana LLC	3.050%	6/1/31	1,113	1,028
Entergy Louisiana LLC	4.000%	3/15/33	1,850	1,867
Entergy Louisiana LLC	4.950%	1/15/45	228	233
Entergy Louisiana LLC	4.200%	9/1/48	1,600	1,612
Exelon Corp.	4.950%	6/15/35	2,050	2,150
Exelon Corp.	5.625%	6/15/35	1,321	1,481
Exelon Corp.	5.100%	6/15/45	1,980	2,101
Exelon Corp.	4.450%	4/15/46	691	678
Exelon Generation Co. LLC	6.250%	10/1/39	1,872	2,016
Exelon Generation Co. LLC	5.750%	10/1/41	635	640
Exelon Generation Co. LLC	5.600%	6/15/42	1,742	1,771
FirstEnergy Corp.	7.375%	11/15/31	4,265	5,517
FirstEnergy Corp.	4.850%	7/15/47	1,846	1,892
Florida Power & Light Co.	5.625%	4/1/34	550	643
Florida Power & Light Co.	4.950%	6/1/35	135	149
Florida Power & Light Co.	5.650%	2/1/37	537	648
Florida Power & Light Co.	5.950%	2/1/38	1,555	1,937
Florida Power & Light Co.	5.960%	4/1/39	1,655	2,095
Florida Power & Light Co.	5.690%	3/1/40	946	1,150
Florida Power & Light Co.	5.250%	2/1/41	674	783
Florida Power & Light Co.	4.125%	2/1/42	1,685	1,721
Florida Power & Light Co.	4.050%	6/1/42	1,305	1,316
Florida Power & Light Co.	3.800%	12/15/42	1,660	1,613
Florida Power & Light Co.	4.050%	10/1/44	597	601
Florida Power & Light Co.	3.700%	12/1/47	1,650	1,558
Florida Power & Light Co.	3.950%	3/1/48	1,925	1,904
Florida Power & Light Co.	4.125%	6/1/48	1,120	1,145
Georgia Power Co.	4.750%	9/1/40	2,556	2,594
Georgia Power Co.	4.300%	3/15/42	2,208	2,134
Georgia Power Co.	4.300%	3/15/43	965	931

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Iberdrola International BV	6.750%	7/15/36	579	709
Indiana Michigan Power Co.	6.050%	3/15/37	968	1,170
Indiana Michigan Power Co.	4.550%	3/15/46	893	927
Indiana Michigan Power Co.	3.750%	7/1/47	838	771
Indiana Michigan Power Co.	4.250%	8/15/48	1,500	1,511
Interstate Power & Light Co.	6.250%	7/15/39	740	945
Interstate Power & Light Co.	3.700%	9/15/46	428	397
ITC Holdings Corp.	5.300%	7/1/43	616	688
1 John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	860	910
Kansas City Power & Light Co.	6.050%	11/15/35	250	304
Kansas City Power & Light Co.	5.300%	10/1/41	745	841
Kansas City Power & Light Co.	4.200%	6/15/47	440	433
Kansas City Power & Light Co.	4.200%	3/15/48	575	560
Kentucky Utilities Co.	5.125%	11/1/40	1,622	1,838
MidAmerican Energy Co.	6.750%	12/30/31	1,055	1,360
MidAmerican Energy Co.	5.750%	11/1/35	623	745
MidAmerican Energy Co.	5.800%	10/15/36	685	828
MidAmerican Energy Co.	4.800%	9/15/43	761	838
MidAmerican Energy Co.	4.400%	10/15/44	700	731
MidAmerican Energy Co.	4.250%	5/1/46	1,926	1,973
MidAmerican Energy Co.	3.950%	8/1/47	375	367
MidAmerican Energy Co.	3.650%	8/1/48	1,330	1,224
Mississippi Power Co.	4.250%	3/15/42	931	880
National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	798	1,108
National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	1,217	1,232
Nevada Power Co.	6.650%	4/1/36	913	1,177
Nevada Power Co.	6.750%	7/1/37	636	833
Northern States Power Co.	6.250%	6/1/36	585	736
Northern States Power Co.	6.200%	7/1/37	971	1,217
Northern States Power Co.	5.350%	11/1/39	870	1,022
Northern States Power Co.	3.400%	8/15/42	905	824
Northern States Power Co.	4.125%	5/15/44	588	595
Northern States Power Co.	4.000%	8/15/45	450	448
Northern States Power Co.	3.600%	5/15/46	870	810
Northern States Power Co.	3.600%	9/15/47	1,113	1,028
NorthWestern Corp.	4.176%	11/15/44	939	945
NSTAR Electric Co.	5.500%	3/15/40	873	1,026
NSTAR Electric Co.	4.400%	3/1/44	265	274
Oglethorpe Power Corp.	5.950%	11/1/39	200	241
Oglethorpe Power Corp.	5.375%	11/1/40	1,476	1,659
Oglethorpe Power Corp.	5.250%	9/1/50	548	594
Ohio Edison Co.	6.875%	7/15/36	653	859
Ohio Power Co.	4.150%	4/1/48	750	751
Oklahoma Gas & Electric Co.	4.150%	4/1/47	600	589
Oklahoma Gas & Electric Co.	3.850%	8/15/47	600	568
2 Oncor Electric Delivery Co. LLC	3.700%	11/15/28	700	705
Oncor Electric Delivery Co. LLC	7.000%	5/1/32	1,089	1,428
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	638	863
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	600	853
Oncor Electric Delivery Co. LLC	5.250%	9/30/40	1,330	1,542
Oncor Electric Delivery Co. LLC	4.550%	12/1/41	865	923
Oncor Electric Delivery Co. LLC	5.300%	6/1/42	431	504
Oncor Electric Delivery Co. LLC	3.750%	4/1/45	1,085	1,037
Oncor Electric Delivery Co. LLC	3.800%	9/30/47	1,120	1,086
2 Oncor Electric Delivery Co. LLC	4.100%	11/15/48	1,200	1,207
Pacific Gas & Electric Co.	6.050%	3/1/34	6,194	6,927
Pacific Gas & Electric Co.	5.800%	3/1/37	2,341	2,585
Pacific Gas & Electric Co.	6.350%	2/15/38	678	778
Pacific Gas & Electric Co.	6.250%	3/1/39	1,229	1,393
Pacific Gas & Electric Co.	5.400%	1/15/40	1,710	1,817
Pacific Gas & Electric Co.	4.450%	4/15/42	1,210	1,139
Pacific Gas & Electric Co.	4.600%	6/15/43	1,999	1,910
Pacific Gas & Electric Co.	5.125%	11/15/43	946	977
Pacific Gas & Electric Co.	4.750%	2/15/44	1,647	1,618

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pacific Gas & Electric Co.	4.300%	3/15/45	1,334	1,238
Pacific Gas & Electric Co.	4.250%	3/15/46	833	767
Pacific Gas & Electric Co.	4.000%	12/1/46	1,623	1,432
Pacific Gas & Electric Co.	3.950%	12/1/47	850	746
PacifiCorp	7.700%	11/15/31	600	820
PacifiCorp	5.250%	6/15/35	585	663
PacifiCorp	6.100%	8/1/36	1,190	1,484
PacifiCorp	5.750%	4/1/37	1,479	1,791
PacifiCorp	6.250%	10/15/37	1,315	1,672
PacifiCorp	6.350%	7/15/38	375	483
PacifiCorp	6.000%	1/15/39	742	924
PacifiCorp	4.100%	2/1/42	840	837
PacifiCorp	4.125%	1/15/49	1,675	1,664
PECO Energy Co.	5.950%	10/1/36	533	651
PECO Energy Co.	4.150%	10/1/44	445	450
PECO Energy Co.	3.700%	9/15/47	450	419
PECO Energy Co.	3.900%	3/1/48	625	611
Potomac Electric Power Co.	6.500%	11/15/37	1,108	1,420
Potomac Electric Power Co.	4.150%	3/15/43	1,540	1,546
PPL Capital Funding Inc.	4.700%	6/1/43	1,336	1,357
PPL Capital Funding Inc.	5.000%	3/15/44	1,000	1,062
PPL Capital Funding Inc.	4.000%	9/15/47	775	709
PPL Electric Utilities Corp.	6.250%	5/15/39	895	1,144
PPL Electric Utilities Corp.	4.125%	6/15/44	760	763
PPL Electric Utilities Corp.	4.150%	10/1/45	350	353
PPL Electric Utilities Corp.	3.950%	6/1/47	1,241	1,207
PPL Electric Utilities Corp.	4.150%	6/15/48	1,075	1,080
Progress Energy Inc.	7.750%	3/1/31	1,158	1,541
Progress Energy Inc.	7.000%	10/30/31	858	1,087
Progress Energy Inc.	6.000%	12/1/39	1,190	1,450
PSEG Power LLC	8.625%	4/15/31	1,365	1,788
Public Service Co. of Colorado	6.250%	9/1/37	585	749
Public Service Co. of Colorado	6.500%	8/1/38	230	302
Public Service Co. of Colorado	3.600%	9/15/42	1,220	1,145
Public Service Co. of Colorado	4.300%	3/15/44	468	483
Public Service Co. of Colorado	3.800%	6/15/47	588	563
Public Service Co. of Colorado	4.100%	6/15/48	1,250	1,266
Public Service Electric & Gas Co.	5.800%	5/1/37	803	985
Public Service Electric & Gas Co.	5.500%	3/1/40	325	390
Public Service Electric & Gas Co.	3.950%	5/1/42	655	650
Public Service Electric & Gas Co.	3.650%	9/1/42	1,655	1,566
Public Service Electric & Gas Co.	3.800%	1/1/43	685	662
Public Service Electric & Gas Co.	3.800%	3/1/46	1,101	1,060
Public Service Electric & Gas Co.	3.600%	12/1/47	1,285	1,198
Puget Sound Energy Inc.	6.274%	3/15/37	701	886
Puget Sound Energy Inc.	5.757%	10/1/39	960	1,169
Puget Sound Energy Inc.	5.795%	3/15/40	477	586
Puget Sound Energy Inc.	5.638%	4/15/41	428	514
Puget Sound Energy Inc.	4.300%	5/20/45	966	998
Puget Sound Energy Inc.	4.223%	6/15/48	1,400	1,431
San Diego Gas & Electric Co.	6.000%	6/1/39	629	774
San Diego Gas & Electric Co.	4.500%	8/15/40	981	1,023
San Diego Gas & Electric Co.	3.750%	6/1/47	690	639
San Diego Gas & Electric Co.	4.150%	5/15/48	750	746
South Carolina Electric & Gas Co.	6.625%	2/1/32	950	1,133
South Carolina Electric & Gas Co.	5.300%	5/15/33	555	599
South Carolina Electric & Gas Co.	6.050%	1/15/38	990	1,130
South Carolina Electric & Gas Co.	5.450%	2/1/41	686	744
South Carolina Electric & Gas Co.	4.350%	2/1/42	1,011	986
South Carolina Electric & Gas Co.	4.600%	6/15/43	1,146	1,159
South Carolina Electric & Gas Co.	4.100%	6/15/46	848	789
South Carolina Electric & Gas Co.	4.500%	6/1/64	724	670
South Carolina Electric & Gas Co.	5.100%	6/1/65	810	830
Southern California Edison Co.	6.650%	4/1/29	563	672

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Southern California Edison Co.	6.000%	1/15/34	598	702
Southern California Edison Co.	5.750%	4/1/35	277	319
Southern California Edison Co.	5.350%	7/15/35	681	754
Southern California Edison Co.	5.550%	1/15/36	220	244
Southern California Edison Co.	5.625%	2/1/36	1,690	1,911
Southern California Edison Co.	5.550%	1/15/37	1,280	1,450
Southern California Edison Co.	5.950%	2/1/38	1,082	1,288
Southern California Edison Co.	6.050%	3/15/39	1,035	1,253
Southern California Edison Co.	5.500%	3/15/40	1,045	1,188
Southern California Edison Co.	4.500%	9/1/40	731	747
Southern California Edison Co.	4.050%	3/15/42	2,620	2,523
Southern California Edison Co.	3.900%	3/15/43	395	368
Southern California Edison Co.	4.650%	10/1/43	1,176	1,222
Southern California Edison Co.	3.600%	2/1/45	209	187
Southern California Edison Co.	4.000%	4/1/47	2,165	2,061
Southern California Edison Co.	4.125%	3/1/48	2,750	2,663
Southern Co.	4.250%	7/1/36	1,037	993
Southern Co.	4.400%	7/1/46	4,000	3,842
Southern Power Co.	5.150%	9/15/41	1,148	1,168
Southern Power Co.	5.250%	7/15/43	770	800
Southern Power Co.	4.950%	12/15/46	775	772
Southwestern Electric Power Co.	6.200%	3/15/40	773	939
Southwestern Electric Power Co.	3.900%	4/1/45	978	922
Southwestern Electric Power Co.	3.850%	2/1/48	975	894
Southwestern Public Service Co.	4.500%	8/15/41	795	836
Southwestern Public Service Co.	3.400%	8/15/46	800	712
Southwestern Public Service Co.	3.700%	8/15/47	1,238	1,156
Tampa Electric Co.	4.100%	6/15/42	890	880
Tampa Electric Co.	4.350%	5/15/44	665	661
Tampa Electric Co.	4.300%	6/15/48	1,075	1,071
Toledo Edison Co.	6.150%	5/15/37	573	696
TransAlta Corp.	6.500%	3/15/40	685	670
Union Electric Co.	5.300%	8/1/37	343	386
Union Electric Co.	8.450%	3/15/39	560	853
Union Electric Co.	3.900%	9/15/42	827	807
Union Electric Co.	3.650%	4/15/45	965	892
Union Electric Co.	4.000%	4/1/48	800	780
Virginia Electric & Power Co.	6.000%	1/15/36	1,510	1,817
Virginia Electric & Power Co.	6.000%	5/15/37	1,483	1,808
Virginia Electric & Power Co.	6.350%	11/30/37	302	381
Virginia Electric & Power Co.	8.875%	11/15/38	958	1,487
Virginia Electric & Power Co.	4.000%	1/15/43	1,246	1,195
Virginia Electric & Power Co.	4.650%	8/15/43	1,158	1,230
Virginia Electric & Power Co.	4.450%	2/15/44	1,842	1,889
Virginia Electric & Power Co.	4.200%	5/15/45	1,403	1,385
Virginia Electric & Power Co.	4.000%	11/15/46	693	663
Virginia Electric & Power Co.	3.800%	9/15/47	1,350	1,257
Westar Energy Inc.	4.125%	3/1/42	1,273	1,273
Westar Energy Inc.	4.100%	4/1/43	1,051	1,049
Westar Energy Inc.	4.250%	12/1/45	317	325
Wisconsin Electric Power Co.	5.625%	5/15/33	335	388
Wisconsin Electric Power Co.	5.700%	12/1/36	250	302
Wisconsin Power & Light Co.	6.375%	8/15/37	649	824
Wisconsin Public Service Corp.	3.671%	12/1/42	420	386
Wisconsin Public Service Corp.	4.752%	11/1/44	913	1,004
Xcel Energy Inc.	6.500%	7/1/36	889	1,143
Natural Gas (0.9%)
Atmos Energy Corp.	5.500%	6/15/41	1,000	1,171
Atmos Energy Corp.	4.150%	1/15/43	572	567
Atmos Energy Corp.	4.125%	10/15/44	1,758	1,734
CenterPoint Energy Resources Corp.	5.850%	1/15/41	589	696
CenterPoint Energy Resources Corp.	4.100%	9/1/47	633	597
KeySpan Corp.	5.803%	4/1/35	630	731

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
NiSource Finance Corp.	5.950%	6/15/41	916	1,077
Nisource Finance Corp.	5.250%	2/15/43	1,340	1,479
NiSource Finance Corp.	4.800%	2/15/44	1,131	1,173
NiSource Finance Corp.	5.650%	2/1/45	1,425	1,645
NiSource Finance Corp.	4.375%	5/15/47	2,285	2,245
NiSource Finance Corp.	3.950%	3/30/48	1,235	1,133
ONE Gas Inc.	4.658%	2/1/44	1,271	1,351
Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	325	347
Piedmont Natural Gas Co. Inc.	3.640%	11/1/46	925	847
Sempra Energy	3.800%	2/1/38	3,790	3,484
Sempra Energy	6.000%	10/15/39	1,752	2,039
Sempra Energy	4.000%	2/1/48	1,875	1,690
Southern California Gas Co.	5.125%	11/15/40	115	130
Southern California Gas Co.	3.750%	9/15/42	675	636
Southern California Gas Co.	4.125%	6/1/48	750	754
Southern Co. Gas Capital Corp.	5.875%	3/15/41	980	1,130
Southern Co. Gas Capital Corp.	4.400%	6/1/43	2,035	1,969
Southern Co. Gas Capital Corp.	3.950%	10/1/46	1,750	1,584
Southern Co. Gas Capital Corp.	4.400%	5/30/47	1,045	1,019
Southwest Gas Corp.	3.800%	9/29/46	540	491
Washington Gas Light Co.	3.796%	9/15/46	863	801
Other Utility (0.3%)
American Water Capital Corp.	3.750%	9/1/28	1,500	1,499
American Water Capital Corp.	6.593%	10/15/37	1,123	1,481
American Water Capital Corp.	4.300%	12/1/42	865	860
American Water Capital Corp.	4.300%	9/1/45	1,115	1,133
American Water Capital Corp.	4.000%	12/1/46	425	413
American Water Capital Corp.	3.750%	9/1/47	1,458	1,349
American Water Capital Corp.	4.200%	9/1/48	1,500	1,494
Veolia Environnement SA	6.750%	6/1/38	577	694

				423,844

Total Corporate Bonds (Cost $3,516,059)				3,416,824

Taxable Municipal Bonds (0.2%)
George Washington University District of Columbia GO	4.300%	9/15/44	965	1,009
George Washington University District of Columbia GO	4.868%	9/15/45	40	45
George Washington University Revenue	4.126%	9/15/48	1,994	2,004
Missouri Health & Educational Facilities Authority
Revenue (Washington University)	3.652%	8/15/57	95	89
New York University Hospitals Center Revenue	5.750%	7/1/43	745	922
President & Fellows of Harvard College Massachusetts
GO	4.875%	10/15/40	443	516
President & Fellows of Harvard College Massachusetts
GO	3.150%	7/15/46	1,065	950
Princeton University New Jersey GO	5.700%	3/1/39	1,210	1,536
University of Southern California GO	5.250%	10/1/11	770	923

Total Taxable Municipal Bonds (Cost $8,079)				7,994

			Shares

Temporary Cash Investment (0.6%)
Money Market Fund (0.6%)
4 Vanguard Market Liquidity Fund (Cost $19,766)	2.153%		197,644	19,769

Total Investments (99.4%) (Cost $3,558,583)				3,459,230
Other Assets and Liabilities—Net (0.6%)				21,568

Net Assets (100%)				3,480,798

1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2018

2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2018, the aggregate value of these securities was $68,413,000, representing 2.0% of net assets.
3 Securities with a value of $681,000 have been segregated as initial margin for open futures contracts.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.

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© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA16420 102018

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund and Vanguard Russell 1000 Growth Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of net assets—investments summary of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund and Vanguard Russell 1000 Growth Index Fund (three of the funds constituting Vanguard Scottsdale Funds, hereafter collectively referred to as the

"Funds”) as of August 31, 2018, the related statements of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018 (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2018 and each of the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

October 18, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street,
Philadelphia, PA 19103-7042 T: (267) 330-3000, F: (267) 330-3300, www.pwc.com/us

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund and Vanguard Russell 2000 Growth Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of net assets—investments summary of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund and Vanguard Russell 2000 Growth Index Fund (three of the funds constituting Vanguard Scottsdale Funds, hereafter collectively referred to as the

"Funds”) as of August 31, 2018, the related statements of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018 (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2018 and each of the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

October 18, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street,
Philadelphia, PA 19103-7042 T: (267) 330-3000, F: (267) 330-3300, www.pwc.com/us

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Russell 3000 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets—investments summary of Vanguard Russell 3000 Index Fund (one of the funds constituting Vanguard Scottsdale Funds, referred to hereafter as the

"Fund”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018 (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) as of August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330-3000, F: (267) 330-3300, www.pwc.com/us

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Short-Term Treasury Index Fund (formerly known as Vanguard Short-Term Government Bond Index Fund), Vanguard Intermediate-Term Treasury Index Fund (formerly known as Vanguard Intermediate-Term Government Bond Index Fund), Vanguard Long-Term Treasury Index Fund (formerly known as Vanguard Long-Term Government Bond Index Fund), Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund, Vanguard Long-Term Corporate Bond Index Fund and Vanguard Mortgage-Backed Securities Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Vanguard Short-Term Treasury Index Fund and Vanguard Mortgage-Backed Securities Index Fund, statements of net assets-investments summary of Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund and Vanguard Long-Term Corporate Bond Index Fund, statements of net assets of Vanguard Short-Term Treasury Index Fund, Vanguard Intermediate-Term Treasury Index Fund, Vanguard Long-Term Treasury Index Fund and Vanguard Mortgage-Backed Securities Index Fund (seven of the funds constituting Vanguard Scottsdale Funds, hereafter collectively referred to as the "Funds”) as of August 31, 2018, the related statements of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street,
Philadelphia, PA 19103-7042 T: (267) 330-3000, F: (267) 330-3300, www.pwc.com/us

Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

October 18, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

2

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SCOTTSDALE FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: October 19, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SCOTTSDALE FUNDS

BY:	/s/ MORTIMER J. BUCKLEY *
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER
Date: October 19, 2018
VANGUARD SCOTTSDALE FUNDS
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: October 19, 2018

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 see file
Number 33-32216, Incorporated by Reference.